Annual Report
February 28, 2003


[GRAPHIC OMITTED]

FRANKLIN TAX-FREE TRUST

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

FRANKLIN INSURED TAX-FREE INCOME FUND

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND



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


                             THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE
                 ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND
                  REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS
                                                    DO MUTUAL FUND SHARE PRICES.
                             WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO
                               SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]

CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT


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

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin Tax-Free Trust covering the fiscal year ended February 28, 2003. As we write this report, we see many mixed signs for the U.S. economy, the political landscape and financial markets. Amid rising tensions with Iraq and North Korea, many now believe that a war in Iraq is all but inevitable. If there is a war, more questions remain about its duration and severity. All the possible scenarios have different implications for the financial markets. As a result, during the 12 months under review we saw considerable nervousness in both the U.S. equity and bond markets.

The year under review was a period of significant equity market volatility. Gross domestic product grew at an estimated 2.4% rate in 2002. Economic activity in the first half of 2002 led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note yielded 4.88%, which dropped to 3.71% on February 28, 2003. Over the same period, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index fell 20.17%, 22.67% and 22.27%, respectively, which tended to steer investors to allocating assets in more conservative investments such as municipal and government bonds. 1

CONTENTS

Shareholder Letter  .....................  1

Special Feature:
Understanding Your
Tax-Free Income Fund ....................  5

Fund Reports

   Franklin Florida Insured
   Tax-Free Income Fund .................  9

   Franklin Insured
   Tax-Free Income Fund ................. 15

   Franklin Massachusetts Insured
   Tax-Free Income Fund ................. 23

   Franklin Michigan Insured
   Tax-Free Income Fund ................. 29

   Franklin Minnesota Insured
   Tax-Free Income Fund ................. 37

   Franklin Ohio Insured
   Tax-Free Income Fund ................. 43

Municipal Bond Ratings .................. 51

Financial Highlights &
Statements of Investments ............... 53

Financial Statements .................... 98

Notes to Financial Statements ...........105

Independent Auditors' Report ............111

Tax Designation .........................112

Board Members and Officers ..............113

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF PYRAMID GRAPHIC AS FOLLOWS:

FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

BOND MARKET OVERVIEW
With $357 billion in municipal bonds issued nationwide in 2002, the industry outpaced the $293 billion record set in 1993.2 This high issuance level can be attributed largely to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance and uncertainty. Although most investors sought the safety of Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions.

During the year under review, the yield for the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, fell from 5.25% at the beginning of the reporting period to 5.04% on February 28, 2003. 2 In our opinion, the government bond market outperformed the municipal bond market primarily for two reasons. First, the government bond market is broader and deeper than the municipal bond market; therefore, more investors turned to U.S. government bonds for safety when financial markets experienced increased volatility. Second, given the low interest rate environment during the period, many municipalities issued debt, substantially increasing supply. Still, relative to Treasuries, municipal bonds continued to offer significant value. For example, during the 12-month period, the Bond Buyer 40 yielded as much as 108% of the 30-year Treasury bond. 2 At that level, investors were essentially getting the tax exemption municipal bonds offer for free. In addition, investors incurred a minimal amount of extra risk because, on a credit quality basis, municipal bonds are considered to be the safest investment after Treasuries.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and reduced expenditures.




2. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

These situations also commonly cause rating downgrades by the independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not go out of business the same way corporations can. Because they will need to sell securities in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.

LOOKING FORWARD
Although we cannot tell what lies ahead for the economy, markets and geopolitical arena, the fundamentals that we have historically followed in the fixed income markets still point to a very sluggish economy. At the time of our last report six months ago, we thought the economy was moving slowly forward with little pressure on inflation and long-term rates. Since then, the specter of war has dampened some of these fundamentals. At period-end, in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market, due in large part to the fear of war in Iraq. Although for bonds rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see reduced supply later in 2003 with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post gains, we believe some of the reduction in demand may be offset by other investors being lured by municipal bonds' higher yields and credit quality and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served our shareholders so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe the funds in Franklin Tax-Free Trust can provide investors with high credit quality and valuable tax-free income for the long term. Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

Thank you for your continued support. We look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust

/S/ SIGNATURE
Sheila Amoroso

/S/ SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE

Q & A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q. WHAT CAUSES INTEREST RATES TO RISE AND FALL?
A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001 and 2002.

   It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

   Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


             ------------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             ------------------------------------------------------
                     NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001 and 2002.

    [OBJECT OMITTED]

    INTEREST RATES AND TAX-FREE DIVIDENDS

    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.



                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being around 5%.1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


MUNICIPAL BOND PRICES VS. INTEREST RATES*
March 1984-February 2003

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

     Date        Interest Rates    Municipal Bond Prices
   ------------------------------------------------------
Mar 1984              12.32%           $    92.76
Apr 1984              12.63%           $    92.19
May 1984              13.41%           $    88.68
Jun 1984              13.56%           $    87.14
Jul 1984              13.36%           $    89.90
Aug 1984              12.72%           $    86.53
Sep 1984              12.52%           $    91.62
Oct 1984              12.16%           $    93.61
Nov 1984              11.57%           $    92.98
Dec 1984              11.50%           $    93.48
Jan 1985              11.38%           $    96.60
Feb 1985              11.51%           $    92.70
Mar 1985              11.86%           $    94.04
Apr 1985              11.43%           $    95.93
May 1985              10.85%           $    96.82
Jun 1985              10.16%           $    96.21
Jul 1985              10.31%           $    95.75
Aug 1985              10.33%           $    95.42
Sep 1985              10.37%           $    94.26
Oct 1985              10.24%           $    96.13
Nov 1985               9.78%           $    99.29
Dec 1985               9.26%           $    98.66
Jan 1986               9.19%           $   102.32
Feb 1986               8.70%           $   103.28
Mar 1986               7.78%           $   101.67
Apr 1986               7.30%           $   101.91
May 1986               7.71%           $    99.80
Jun 1986               7.80%           $   101.71
Jul 1986               7.30%           $   100.24
Aug 1986               7.17%           $   103.37
Sep 1986               7.45%           $   102.20
Oct 1986               7.43%           $   102.97
Nov 1986               7.25%           $   103.63
Dec 1986               7.11%           $   103.02
Jan 1987               7.08%           $   105.34
Feb 1987               7.25%           $   104.87
Mar 1987               7.25%           $   102.99
Apr 1987               8.02%           $   100.49
May 1987               8.61%           $    99.66
Jun 1987               8.40%           $   101.15
Jul 1987               8.45%           $   101.08
Aug 1987               8.76%           $   100.65
Sep 1987               9.42%           $    97.95
Oct 1987               9.52%           $    99.99
Nov 1987               8.86%           $    99.38
Dec 1987               8.99%           $    99.62
Jan 1988               8.67%           $   104.13
Feb 1988               8.21%           $   104.48
Mar 1988               8.37%           $   102.56
Apr 1988               8.72%           $   102.17
May 1988               9.09%           $   101.25
Jun 1988               8.92%           $   102.00
Jul 1988               9.06%           $   101.79
Aug 1988               9.26%           $   101.04
Sep 1988               8.98%           $   102.18
Oct 1988               8.80%           $   103.16
Nov 1988               8.96%           $   101.53
Dec 1988               9.11%           $   101.88
Jan 1989               9.09%           $   102.78
Feb 1989               9.17%           $   100.95
Mar 1989               9.36%           $    99.96
Apr 1989               9.18%           $   101.72
May 1989               8.86%           $   103.09
Jun 1989               8.28%           $   103.97
Jul 1989               8.02%           $   104.40
Aug 1989               8.11%           $   102.64
Sep 1989               8.19%           $   101.82
Oct 1989               8.01%           $   102.08
Nov 1989               7.87%           $   103.12
Dec 1989               7.84%           $   103.29
Jan 1990               8.21%           $   103.06
Feb 1990               8.47%           $   103.39
Mar 1990               8.59%           $   102.95
Apr 1990               8.79%           $   102.02
May 1990               8.76%           $   103.34
Jun 1990               8.48%           $   103.61
Jul 1990               8.47%           $   103.28
Aug 1990               8.75%           $   101.26
Sep 1990               8.89%           $   100.79
Oct 1990               8.72%           $   101.85
Nov 1990               8.39%           $   103.26
Dec 1990               8.08%           $   103.19
Jan 1991               8.09%           $   103.89
Feb 1991               7.85%           $   104.02
Mar 1991               8.11%           $   103.37
Apr 1991               8.04%           $   103.75
May 1991               8.07%           $   103.88
Jun 1991               8.28%           $   103.16
Jul 1991               8.27%           $   103.66
Aug 1991               7.90%           $   103.51
Sep 1991               7.65%           $   104.29
Oct 1991               7.53%           $   104.61
Nov 1991               7.42%           $   104.31
Dec 1991               7.09%           $   105.89
Jan 1992               7.03%           $   105.46
Feb 1992               7.34%           $   104.84
Mar 1992               7.54%           $   104.15
Apr 1992               7.48%           $   104.49
May 1992               7.39%           $   105.05
Jun 1992               7.26%           $   106.32
Jul 1992               6.84%           $   109.47
Aug 1992               6.59%           $   107.80
Sep 1992               6.42%           $   107.82
Oct 1992               6.59%           $   105.94
Nov 1992               6.87%           $   107.20
Dec 1992               6.77%           $   107.69
Jan 1993               6.39%           $   106.54
Feb 1993               6.03%           $   109.63
Mar 1993               6.03%           $   107.91
Apr 1993               6.05%           $   108.38
May 1993               6.16%           $   108.15
Jun 1993               5.80%           $   109.07
Jul 1993               5.83%           $   105.93
Aug 1993               5.45%           $   107.34
Sep 1993               5.40%           $   107.70
Oct 1993               5.43%           $   107.18
Nov 1993               5.83%           $   105.41
Dec 1993               5.83%           $   106.86
Jan 1994               5.70%           $   107.37
Feb 1994               6.15%           $   103.87
Mar 1994               6.78%           $    98.94
Apr 1994               6.95%           $    99.25
May 1994               7.12%           $    99.59
Jun 1994               7.34%           $    98.41
Jul 1994               7.12%           $    99.69
Aug 1994               7.19%           $    99.52
Sep 1994               7.62%           $    97.55
Oct 1994               7.81%           $    95.24
Nov 1994               7.91%           $    92.97
Dec 1994               7.84%           $    94.53
Jan 1995               7.60%           $    96.71
Feb 1995               7.22%           $    99.07
Mar 1995               7.20%           $    99.68
Apr 1995               7.07%           $    99.24
May 1995               6.30%           $   101.87
Jun 1995               6.21%           $   100.34
Jul 1995               6.45%           $   100.74
Aug 1995               6.28%           $   101.47
Sep 1995               6.17%           $   101.55
Oct 1995               6.03%           $   102.48
Nov 1995               5.76%           $   103.63
Dec 1995               5.58%           $   103.43
Jan 1996               5.60%           $   103.70
Feb 1996               6.13%           $   102.47
Mar 1996               6.34%           $   100.60
Apr 1996               6.66%           $    99.82
May 1996               6.85%           $    99.32
Jun 1996               6.73%           $    99.93
Jul 1996               6.80%           $   100.37
Aug 1996               6.96%           $    99.85
Sep 1996               6.72%           $   100.75
Oct 1996               6.37%           $   100.03
Nov 1996               6.06%           $   101.35
Dec 1996               6.43%           $   100.45
Jan 1997               6.53%           $   100.15
Feb 1997               6.58%           $   100.50
Mar 1997               6.92%           $    98.61
Apr 1997               6.72%           $    99.01
May 1997               6.67%           $   100.06
Jun 1997               6.51%           $   100.65
Jul 1997               6.02%           $   102.98
Aug 1997               6.34%           $   101.40
Sep 1997               6.12%           $   101.60
Oct 1997               5.84%           $   101.75
Nov 1997               5.86%           $   101.84
Dec 1997               5.75%           $   102.73
Jan 1998               5.53%           $   103.22
Feb 1998               5.62%           $   102.73
Mar 1998               5.67%           $   102.30
Apr 1998               5.68%           $   101.38
May 1998               5.56%           $   102.40
Jun 1998               5.44%           $   102.17
Jul 1998               5.50%           $   101.95
Aug 1998               5.05%           $   103.09
Sep 1998               4.44%           $   103.93
Oct 1998               4.64%           $   103.30
Nov 1998               4.74%           $   103.20
Dec 1998               4.65%           $   102.97
Jan 1999               4.66%           $   103.74
Feb 1999               5.29%           $   102.67
Mar 1999               5.25%           $   102.32
Apr 1999               5.36%           $   102.12
May 1999               5.64%           $   101.03
Jun 1999               5.81%           $    99.09
Jul 1999               5.92%           $    98.71
Aug 1999               5.98%           $    97.47
Sep 1999               5.90%           $    97.08
Oct 1999               6.06%           $    95.62
Nov 1999               6.18%           $    96.09
Dec 1999               6.28%           $    94.56
Jan 2000               6.68%           $    93.74
Feb 2000               6.42%           $    94.43
Mar 2000               6.03%           $    96.08
Apr 2000               6.23%           $    94.88
May 2000               6.29%           $    93.87
Jun 2000               6.03%           $    95.93
Jul 2000               6.04%           $    96.82
Aug 2000               5.73%           $    97.89
Sep 2000               5.80%           $    96.91
Oct 2000               5.77%           $    97.55
Nov 2000               5.48%           $    97.81
Dec 2000               5.12%           $    99.82
Jan 2001               5.19%           $   100.36
Feb 2001               4.92%           $   100.26
Mar 2001               4.95%           $   100.75
Apr 2001               5.35%           $    99.18
May 2001               5.43%           $    99.79
Jun 2001               5.42%           $    99.82
Jul 2001               5.07%           $   100.90
Aug 2001               4.79%           $   102.15
Sep 2001               4.60%           $   101.40
Oct 2001               4.30%           $   102.17
Nov 2001               4.78%           $   100.85
Dec 2001               5.07%           $    99.44
Jan 2002               5.07%           $   100.70
Feb 2002               4.88%           $   101.55
Mar 2002               5.42%           $    99.08
Apr 2002               5.11%           $   100.59
May 2002               5.08%           $   100.78
Jun 2002               4.86%           $   100.99
Jul 2002               4.51%           $   101.93
Aug 2002               4.14%           $   102.85
Sep 2002               3.63%           $   104.74
Oct 2002               3.93%           $   102.60
Nov 2002               4.22%           $   101.79
Dec 2002               3.83%           $   103.55
Jan 2003               4.00%           $   102.87
Feb 2003               3.71%           $   103.94


*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.

1. Based on the yield of the Bond Buyer 40 Index as of December 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

    We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.

2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                                                  [LOGO]
                                                        FRANKLIN[R] TEMPLETON[R]
                                                                INVESTMENTS

                                                               SR TFINS 04/03

                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED FLORIDA MUNICIPAL BONDS. 1, 2 IN ADDITION, THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------

STATE UPDATE

Florida's service-based and tourism-dependent economy performed reasonably well during the year under review, unlike those of most other states. Labor force growth continued and the state's 5.3% unemployment rate in January 2003 remained below the 5.7% national level. 3 In November, Florida maintained its tradition of active and conservative financial management by revising projected collections for fiscal year 2003. A rise in corporate income and documentary stamp tax revenue is expected to offset shortfalls in other areas, namely sales tax. Fiscal year 2002 ended with a budget surplus, and with the November revisions, the state anticipates a surplus in fiscal year 2003. Additionally, Florida's budget stabilization reserve remained fully funded at just under $1 billion. 4

Florida's 2002 net tax-supported debt was 3.4% of personal income and $959 per capita, compared with national medians of 2.3% and $573. 5 The state's growing debt level was slightly above its target 6% ratio of 2003 revenues. 4 However, working





1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments affecting an issuer than a fund with broader diversification.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RATINGSDIRECT, 1/30/03.
5. Source: Moody's Investors Service, FLORIDA (STATE OF), 1/13/03.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 54.

under a 7% cap, the state continued its efforts to evaluate and limit future bond programs to an acceptable debt-to-revenue ratio.

A growing revenue base sets Florida apart from most other states, as the Sunshine State continues to demonstrate its strong competitive position in the southeast region. Looking forward, Florida's strong long-term economic growth prospects, solid budgetary reserves and active fiscal management should help provide financial flexibility in the future. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation rating. 6

PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in a declining interest rate environment despite very strong municipal bond issuance. However, recent equity market surges often came at the fixed income market's expense. For example, October and November saw an impressive 14.85% rise in the Standard & Poor's 500 Composite Index (S&P 500) and an equally remarkable 2.07% decline in the municipal market, as measured by the Bond Buyer Municipal Bond Index (Bond Buyer 40). 7 Overall, many investors were concerned about the bond market's historically low yields as well as the sustainability of recent performance. Although short-term volatility can be expected, low inflation levels and the economic recovery's sluggish pace should bode well for municipal bonds. Significant economic growth will require increased capital expenditures by business and a reversal in the growing unemployment trend.

As interest rates continued to decline, 2002 became a record-breaking year for municipal bond issuance nationally. For Florida's part, the state issued nearly $19 billion of debt, a 32.7% increase from 2001. 8 The strong demand by retail and institutional investors consumed the record amounts of supply, and we expect demand to remain high.

PORTFOLIO BREAKDOWN
Franklin Florida Insured
Tax-Free Income Fund
2/28/03

                         % OF TOTAL
                          LONG-TERM
                         INVESTMENTS
------------------------------------
Utilities*                    26.2%

Other Revenue                 22.0%

Subject to Government
Appropriations                13.3%

Tax-Supported                 12.6%

Prerefunded                    8.5%

Transportation                 7.6%

Housing                        5.8%

General Obligation             1.4%

Higher Education               1.4%

Hospital & Health Care         1.2%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

6. This does not indicate Standard & Poor's rating of the Fund.
7. Sources: Standard & Poor's Micropal, THE BOND BUYER. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years. The indexes include reinvested distributions.
8. Source: THE BOND BUYER.

During the year under review, we chose to sell lower coupon bonds during intervals when rates rose, book a loss and then reinvest the proceeds in higher yielding bonds of similar structure. With the municipal cash market yielding less than 1% and an inflation rate of almost 3%, the real rate of return on cash was negative. Thus, we aimed to keep the Fund fully invested. Although yields were at historical lows, the yield curve was very steep and accumulating cash significantly hindered the Fund's income production. Due to overall weak economic conditions, we concentrated on purchasing essential purpose general obligation and revenue bonds. Notable purchases included Pinellas County Sewer Revenue, Broward County School Board COP, Florida Intergovernmental Finance Commission Capital Revenue, and Jacksonville Capital Improvement Revenue bonds. Sales included Tampa Sales Tax Revenue and Village Center CDD - Recreational Revenue bonds.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Florida Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.50 on February 28, 2002, to $10.76 on February 28, 2003. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's distribution rate was 4.00%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 6.51% from a taxable investment to match the Fund's tax-free distribution rate.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Insured
Tax-Free Income Fund - Class A
3/1/02-2/28/03

                 DIVIDEND
MONTH            PER SHARE
--------------------------
March            4.0 cents

April            4.0 cents

May              4.0 cents

June             3.9 cents

July             3.9 cents

August           3.9 cents

September        3.9 cents

October          3.9 cents

November         3.9 cents

December         3.9 cents

January          3.9 cents

February         3.9 cents
---------------------------
TOTAL            47.1 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Florida Insured Tax-Free Income Fund. Many states are forecasting multi-billion dollar shortfalls for their respective fiscal year 2003 budgets. Such headlines have many investors fearing the fiscal health of municipal bonds. While it is true that many states will need to raise taxes aggressively as well as enact various other revenue enhancement measures to sustain fiscal balance, investors should keep in mind that municipal bonds are considered the second safest investment instrument, trailing only U.S. Treasuries. Despite an increase in Florida's bond issuance in 2002, strong demand for Florida municipal bonds should help support the value of the portfolio's holdings going forward. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                CHANGE         2/28/03       2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                  +$0.26$         10.76         $10.50
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                        $0.471

PERFORMANCE

                                                                    INCEPTION
CLASS A                                           1-YEAR    5-YEAR  (4/30/93)
------------------------------------------------------------------------------
Cumulative Total Return 1                         +7.14%   +30.60%   +74.57%
Average Annual Total Return 2                     +2.55%    +4.58%    +5.37%
Avg. Ann. Total Return (3/31/03) 3                +4.74%    +4.60%    +5.35%

Distribution Rate 4                     4.00%
Taxable Equivalent Distribution Rate 5  6.51%
30-Day Standardized Yield 6             3.30%
Taxable Equivalent Yield 5              5.37%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the 3.75 cent per share current monthly dividend and the maximum offering price of $11.24 per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum federal personal income tax bracket of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A  (4/30/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                          Franklin Florida
                            Insured Tax-        Lehman Brothers
                            Free Income            Municipal
          Date                 Fund              Bond Index 7             CPI 7
--------------------------------------------------------------------------------
          4/30/1993            $9,579               $10,000              $10,000
          5/31/1993            $9,550               $10,056              $10,014
          6/30/1993            $9,703               $10,224              $10,028
          7/31/1993            $9,736               $10,237              $10,028
          8/31/1993            $9,938               $10,450              $10,056
          9/30/1993           $10,039               $10,569              $10,077
         10/31/1993           $10,072               $10,589              $10,119
         11/30/1993            $9,923               $10,496              $10,126
         12/31/1993           $10,223               $10,718              $10,126
          1/31/1994           $10,335               $10,840              $10,153
          2/28/1994            $9,959               $10,559              $10,187
          3/31/1994            $9,324               $10,129              $10,222
          4/30/1994            $9,396               $10,215              $10,236
          5/31/1994            $9,462               $10,304              $10,244
          6/30/1994            $9,373               $10,241              $10,278
          7/31/1994            $9,648               $10,429              $10,306
          8/31/1994            $9,583               $10,465              $10,347
          9/30/1994            $9,385               $10,312              $10,375
         10/31/1994            $9,072               $10,128              $10,383
         11/30/1994            $8,858                $9,945              $10,396
         12/31/1994            $9,214               $10,163              $10,396
          1/31/1995            $9,616               $10,454              $10,438
          2/28/1995            $9,980               $10,758              $10,479
          3/31/1995           $10,073               $10,882              $10,514
          4/30/1995           $10,084               $10,895              $10,549
          5/31/1995           $10,460               $11,243              $10,570
          6/30/1995           $10,307               $11,145              $10,591
          7/31/1995           $10,376               $11,251              $10,591
          8/31/1995           $10,508               $11,394              $10,618
          9/30/1995           $10,586               $11,465              $10,640
         10/31/1995           $10,789               $11,632              $10,675
         11/30/1995           $11,019               $11,825              $10,667
         12/31/1995           $11,174               $11,938              $10,660
          1/31/1996           $11,202               $12,029              $10,723
          2/29/1996           $11,074               $11,947              $10,757
          3/31/1996           $11,354               $11,794              $10,813
          4/30/1996           $11,305               $11,761              $10,855
          5/31/1996           $11,314               $11,757              $10,876
          6/30/1996           $11,474               $11,885              $10,882
          7/31/1996           $11,594               $11,992              $10,903
          8/31/1996           $11,578               $11,989              $10,924
          9/30/1996           $11,813               $12,157              $10,959
         10/31/1996           $11,910               $12,294              $10,994
         11/30/1996           $12,133               $12,519              $11,015
         12/31/1996           $12,061               $12,467              $11,015
          1/31/1997           $11,522               $12,491              $11,050
          2/28/1997           $11,641               $12,605              $11,084
          3/31/1997           $11,449               $12,438              $11,112
          4/30/1997           $11,568               $12,542              $11,125
          5/31/1997           $11,740               $12,732              $11,119
          6/30/1997           $11,875               $12,868              $11,132
          7/31/1997           $12,269               $13,224              $11,145
          8/31/1997           $12,129               $13,100              $11,166
          9/30/1997           $12,266               $13,256              $11,194
         10/31/1997           $12,383               $13,341              $11,222
         11/30/1997           $12,468               $13,419              $11,216
         12/31/1997           $12,669               $13,615              $11,202
          1/31/1998           $12,809               $13,756              $11,223
          2/28/1998           $12,801               $13,760              $11,245
          3/31/1998           $12,820               $13,772              $11,266
          4/30/1998           $12,783               $13,710              $11,286
          5/31/1998           $12,958               $13,927              $11,307
          6/30/1998           $13,010               $13,981              $11,320
          7/31/1998           $13,068               $14,016              $11,334
          8/31/1998           $13,260               $14,233              $11,347
          9/30/1998           $13,386               $14,411              $11,361
         10/31/1998           $13,407               $14,411              $11,388
         11/30/1998           $13,500               $14,462              $11,388
         12/31/1998           $13,515               $14,498              $11,381
          1/31/1999           $13,634               $14,670              $11,409
          2/28/1999           $13,571               $14,606              $11,422
          3/31/1999           $13,607               $14,626              $11,457
          4/30/1999           $13,620               $14,663              $11,540
          5/31/1999           $13,537               $14,578              $11,540
          6/30/1999           $13,331               $14,368              $11,540
          7/31/1999           $13,354               $14,420              $11,575
          8/31/1999           $13,174               $14,304              $11,603
          9/30/1999           $13,105               $14,310              $11,658
         10/31/1999           $12,876               $14,155              $11,679
         11/30/1999           $13,014               $14,305              $11,686
         12/31/1999           $12,894               $14,198              $11,686
          1/31/2000           $12,826               $14,136              $11,722
          2/29/2000           $12,999               $14,300              $11,791
          3/31/2000           $13,363               $14,611              $11,887
          4/30/2000           $13,240               $14,525              $11,895
          5/31/2000           $13,110               $14,450              $11,909
          6/30/2000           $13,520               $14,833              $11,971
          7/31/2000           $13,754               $15,039              $11,998
          8/31/2000           $13,962               $15,270              $11,998
          9/30/2000           $13,834               $15,191              $12,061
         10/31/2000           $14,019               $15,357              $12,081
         11/30/2000           $14,158               $15,473              $12,088
         12/31/2000           $14,590               $15,855              $12,081
          1/31/2001           $14,622               $16,012              $12,157
          2/28/2001           $14,702               $16,064              $12,206
          3/31/2001           $14,833               $16,208              $12,234
          4/30/2001           $14,637               $16,033              $12,283
          5/31/2001           $14,753               $16,206              $12,338
          6/30/2001           $14,863               $16,315              $12,359
          7/31/2001           $15,143               $16,556              $12,325
          8/31/2001           $15,405               $16,830              $12,325
          9/30/2001           $15,340               $16,772              $12,380
         10/31/2001           $15,535               $16,972              $12,338
         11/30/2001           $15,401               $16,829              $12,317
         12/31/2001           $15,241               $16,669              $12,269
          1/31/2002           $15,448               $16,958              $12,297
          2/28/2002           $15,606               $17,161              $12,346
          3/31/2002           $15,322               $16,825              $12,415
          4/30/2002           $15,553               $17,153              $12,485
          5/31/2002           $15,659               $17,258              $12,485
          6/30/2002           $15,772               $17,441              $12,492
          7/31/2002           $15,958               $17,666              $12,506
          8/31/2002           $16,151               $17,878              $12,547
          9/30/2002           $16,592               $18,269              $12,569
         10/31/2002           $16,272               $17,966              $12,590
         11/30/2002           $16,220               $17,890              $12,590
         12/31/2002           $16,562               $18,268              $12,562
          1/31/2003           $16,531               $18,222              $12,618
          2/28/2003           $16,721               $18,477              $12,715

  AVERAGE ANNUAL TOTAL RETURN

CLASS A                      2/28/03
------------------------------------

1-Year                        +2.55%

5-Year                        +4.58%

Since Inception (4/30/93)     +5.37%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MUNICIPAL BONDS. 1, 2
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin Insured Tax-Free Income Fund 2/28/03

                          % OF TOTAL
                          LONG-TERM
                          INVESTMENTS
--------------------------------------

Utilities                     21.2%

Hospital & Health Care        20.2%

General Obligation            14.4%

Prerefunded                   13.9%

Transportation                11.5%

Higher Education               6.3%

Subject to Government
Appropriations                 4.9%

Tax-Supported                  4.6%

Housing                        1.8%

Other Revenue                  0.9%

Corporate-Backed               0.3%

PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in a declining interest rate environment despite very strong municipal bond issuance. During the year under review, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yield fell from 5.25% to 5.04% as retail and institutional investors exhibited strong demand for municipals. 3 We attribute the sustained demand to three underlying circumstances -- renewed indications of overall economic weakness, continued equity market volatility and the geopolitical cloud of uncertainty hanging over the financial markets.

The economy grew 2.4% in 2002, with the fourth quarter losing momentum as the year came to a close. Municipal and government bond markets benefited as many investors sought the perceived safety of high-grade fixed income investments, as major stock market indexes posted negative returns. For the 12 months under review, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500)


1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal or state alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 58.

and Nasdaq Composite Index fell 20.17%, 22.67% and 22.27%, respectively. 4 Economic weakness contributed not only to the municipal bond market's strength, but also to the even stronger government bond market. The 30-year Treasury bond yield declined from 5.42% at the beginning of the period to 4.67% on February 28, 2003, while the 10-year Treasury bond yield fell from 4.88% to 3.71%. The government bond market's breadth combined with limited supply also contributed to Treasuries' outperformance of municipals.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.13 on February 28, 2002, to $12.37 on February 28, 2003. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

We focused primarily on remaining fully invested throughout the year under review, as the spread between short-term variable rate securities and long-term bonds remained fairly wide. The strong demand for municipal bonds narrowed the yield spreads between national trading issues and specialty state issues that generally have strong retail demand and are in short supply. As a result we sought to purchase specialty state bonds, which increased the Fund's allocation of Florida and Georgia bonds. We reduced our exposure to insured hospital bonds as the difference in yields between that segment and others narrowed during the reporting period. Notable purchases during the period included Florida State Board of Education GO;

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return is calculated by Wilshire Associates Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends.

DIVIDEND DISTRIBUTIONS*
Franklin Insured Tax-Free Income Fund
3/1/02-2/28/03

                                            DIVIDEND PER SHARE
                               --------------------------------------------
MONTH                           CLASS A           CLASS B          CLASS C
---------------------------------------------------------------------------
March                          4.80 cents        4.23 cents      4.24 cents
April                          4.80 cents        4.23 cents      4.24 cents
May                            4.80 cents        4.23 cents      4.24 cents
June                           4.80 cents        4.25 cents      4.25 cents
July                           4.80 cents        4.25 cents      4.25 cents
August                         4.80 cents        4.25 cents      4.25 cents
September                      4.80 cents        4.23 cents      4.24 cents
October                        4.80 cents        4.23 cents      4.24 cents
November                       4.80 cents        4.23 cents      4.24 cents
December                       4.78 cents        4.19 cents      4.24 cents
January                        4.78 cents        4.19 cents      4.24 cents
February                       4.78 cents        4.19 cents      4.24 cents
---------------------------------------------------------------------------
TOTAL                         57.54 CENTS       50.70 CENTS     50.91 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Clearwater, Florida, Water and Sewer Revenue; Athens Housing Authority Student Housing Lease Revenue for University of Georgia; and Fulton County Development Authority Revenue for Georgia Tech Foundation Athletic Association bonds. Sales included New Hanover, North Carolina, County Hospital Revenue for New Hanover Regional Medical Center Project; North Carolina Medical Care Commission Hospital Revenue for Wayne Memorial Hospital Project; and North Carolina Medical Care Commission Health Care Facilities Revenue for Wakemed Project and for Novant Health Project bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.38%, based on an annualization of the current 4.72 cent ($0.0472) per share dividend and the maximum offering price of $12.92 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.13% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Insured Tax-Free Income Fund. Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of tax-free income distributions as well as total return for shareholders with long-term investment horizons. Over time, tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.24         $12.37      $12.13
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                              $0.5754

CLASS B                                      CHANGE        2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.25         $12.42      $12.17
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                              $0.5070

CLASS C                                      CHANGE        2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.26         $12.47      $12.21
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                              $0.5091


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                            1-YEAR     5-YEAR    10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                          +6.90%    +30.63%    +74.38%
Average Annual Total Return 2                      +2.35%     +4.57%     +5.26%
Avg. Ann. Total Return (3/31/03) 3                 +4.52%     +4.59%     +5.35%

Distribution Rate 4                       4.38%
Taxable Equivalent Distribution Rate 5    7.13%
30-Day Standardized Yield 6               3.47%
Taxable Equivalent Yield 5                5.65%


                                                                      INCEPTION
CLASS B                                            1-YEAR     3-YEAR   (2/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return 1                          +6.37%    +26.00%    +27.65%
Average Annual Total Return 2                      +2.37%     +7.14%     +7.43%
Avg. Ann. Total Return (3/31/03) 3                 +4.63%     +6.40%     +7.31%

Distribution Rate 4                       4.01%
Taxable Equivalent Distribution Rate 5    6.53%
30-Day Standardized Yield 6               3.10%
Taxable Equivalent Yield 5                5.05%


                                                                      INCEPTION
CLASS C                                            1-YEAR     5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                          +6.45%    +27.18%    +53.26%
Average Annual Total Return 2                      +4.43%     +4.71%     +5.47%
Avg. Ann. Total Return (3/31/03) 3                 +6.55%     +4.75%     +5.43%

Distribution Rate 4                       4.00%
Taxable Equivalent Distribution Rate 5    6.51%
30-Day Standardized Yield 6               3.07%
Taxable Equivalent Yield 5                5.00%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum federal personal income tax bracket of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                       Franklin
                     Insured Tax-        Lehman Brothers
                     Free Income             Municipal
         Date           Fund              Bond Index 7               CPI 7
---------------------------------------------------------------------------
---------------------------------------------------------------------------
     3/1/1993           $9,576                 $10,000              $10,000
    3/31/1993           $9,524                  $9,894              $10,035
    4/30/1993           $9,589                  $9,994              $10,063
    5/31/1993           $9,625                 $10,050              $10,077
    6/30/1993           $9,791                 $10,218              $10,091
    7/31/1993           $9,808                 $10,231              $10,091
    8/31/1993          $10,009                 $10,444              $10,120
    9/30/1993          $10,118                 $10,563              $10,141
   10/31/1993          $10,131                 $10,583              $10,182
   11/30/1993          $10,100                 $10,490              $10,190
   12/31/1993          $10,280                 $10,711              $10,190
    1/31/1994          $10,378                 $10,833              $10,217
    2/28/1994          $10,168                 $10,553              $10,252
    3/31/1994           $9,846                 $10,123              $10,287
    4/30/1994           $9,886                 $10,209              $10,301
    5/31/1994           $9,955                 $10,298              $10,308
    6/30/1994           $9,919                 $10,235              $10,343
    7/31/1994          $10,076                 $10,423              $10,371
    8/31/1994          $10,102                 $10,459              $10,413
    9/30/1994          $10,009                 $10,305              $10,441
   10/31/1994           $9,881                 $10,122              $10,448
   11/30/1994           $9,715                  $9,939              $10,462
   12/31/1994           $9,910                 $10,157              $10,462
    1/31/1995          $10,143                 $10,448              $10,504
    2/28/1995          $10,377                 $10,752              $10,546
    3/31/1995          $10,467                 $10,875              $10,580
    4/30/1995          $10,488                 $10,889              $10,615
    5/31/1995          $10,726                 $11,236              $10,636
    6/30/1995          $10,675                 $11,138              $10,658
    7/31/1995          $10,728                 $11,244              $10,658
    8/31/1995          $10,824                 $11,387              $10,685
    9/30/1995          $10,875                 $11,458              $10,707
   10/31/1995          $11,012                 $11,625              $10,742
   11/30/1995          $11,163                 $11,818              $10,735
   12/31/1995          $11,259                 $11,931              $10,727
    1/31/1996          $11,324                 $12,022              $10,790
    2/29/1996          $11,277                 $11,940              $10,825
    3/31/1996          $11,165                 $11,787              $10,881
    4/30/1996          $11,136                 $11,754              $10,924
    5/31/1996          $11,157                 $11,749              $10,944
    6/30/1996          $11,264                 $11,877              $10,951
    7/31/1996          $11,339                 $11,984              $10,972
    8/31/1996          $11,356                 $11,982              $10,993
    9/30/1996          $11,497                 $12,150              $11,028
   10/31/1996          $11,598                 $12,287              $11,063
   11/30/1996          $11,757                 $12,512              $11,084
   12/31/1996          $11,729                 $12,459              $11,084
    1/31/1997          $11,744                 $12,483              $11,120
    2/28/1997          $11,828                 $12,598              $11,154
    3/31/1997          $11,719                 $12,430              $11,182
    4/30/1997          $11,801                 $12,535              $11,195
    5/31/1997          $11,939                 $12,724              $11,189
    6/30/1997          $12,045                 $12,860              $11,202
    7/31/1997          $12,328                 $13,216              $11,216
    8/31/1997          $12,222                 $13,092              $11,237
    9/30/1997          $12,348                 $13,248              $11,265
   10/31/1997          $12,427                 $13,333              $11,293
   11/30/1997          $12,509                 $13,411              $11,286
   12/31/1997          $12,682                 $13,607              $11,273
    1/31/1998          $12,791                 $13,747              $11,294
    2/28/1998          $12,786                 $13,751              $11,316
    3/31/1998          $12,815                 $13,764              $11,337
    4/30/1998          $12,775                 $13,702              $11,358
    5/31/1998          $12,957                 $13,918              $11,378
    6/30/1998          $13,019                 $13,973              $11,392
    7/31/1998          $13,059                 $14,008              $11,405
    8/31/1998          $13,234                 $14,225              $11,419
    9/30/1998          $13,384                 $14,402              $11,433
   10/31/1998          $13,391                 $14,402              $11,460
   11/30/1998          $13,438                 $14,453              $11,460
   12/31/1998          $13,451                 $14,489              $11,453
    1/31/1999          $13,573                 $14,661              $11,481
    2/28/1999          $13,519                 $14,597              $11,495
    3/31/1999          $13,562                 $14,617              $11,529
    4/30/1999          $13,585                 $14,654              $11,613
    5/31/1999          $13,513                 $14,569              $11,613
    6/30/1999          $13,339                 $14,359              $11,613
    7/31/1999          $13,359                 $14,411              $11,648
    8/31/1999          $13,196                 $14,296              $11,676
    9/30/1999          $13,172                 $14,301              $11,732
   10/31/1999          $12,987                 $14,147              $11,753
   11/30/1999          $13,118                 $14,297              $11,760
   12/31/1999          $12,993                 $14,190              $11,760
    1/31/2000          $12,913                 $14,127              $11,795
    2/29/2000          $13,084                 $14,291              $11,865
    3/31/2000          $13,398                 $14,603              $11,962
    4/30/2000          $13,315                 $14,516              $11,970
    5/31/2000          $13,229                 $14,441              $11,984
    6/30/2000          $13,571                 $14,824              $12,046
    7/31/2000          $13,786                 $15,030              $12,074
    8/31/2000          $13,990                 $15,261              $12,074
    9/30/2000          $13,890                 $15,182              $12,137
   10/31/2000          $14,052                 $15,347              $12,157
   11/30/2000          $14,171                 $15,464              $12,165
   12/31/2000          $14,554                 $15,846              $12,157
    1/31/2001          $14,642                 $16,003              $12,234
    2/28/2001          $14,686                 $16,054              $12,283
    3/31/2001          $14,799                 $16,198              $12,311
    4/30/2001          $14,629                 $16,023              $12,360
    5/31/2001          $14,778                 $16,196              $12,416
    6/30/2001          $14,898                 $16,305              $12,437
    7/31/2001          $15,117                 $16,546              $12,402
    8/31/2001          $15,344                 $16,819              $12,402
    9/30/2001          $15,273                 $16,762              $12,458
   10/31/2001          $15,457                 $16,962              $12,416
   11/30/2001          $15,364                 $16,819              $12,395
   12/31/2001          $15,224                 $16,659              $12,346
    1/31/2002          $15,452                 $16,948              $12,375
    2/28/2002          $15,626                 $17,151              $12,424
    3/31/2002          $15,351                 $16,815              $12,494
    4/30/2002          $15,601                 $17,143              $12,564
    5/31/2002          $15,677                 $17,247              $12,564
    6/30/2002          $15,810                 $17,430              $12,571
    7/31/2002          $15,997                 $17,655              $12,585
    8/31/2002          $16,149                 $17,867              $12,627
    9/30/2002          $16,504                 $18,258              $12,648
   10/31/2002          $16,252                 $17,955              $12,670
   11/30/2002          $16,218                 $17,880              $12,670
   12/31/2002          $16,540                 $18,257              $12,642
    1/31/2003          $16,511                 $18,211              $12,697
    2/28/2003          $16,699                 $18,466              $12,795



CLASS B (2/1/00-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                        Franklin
                      Insured Tax-     Lehman Brothers
                      Free Income         Municipal
         Date            Fund            Bond Index 7         CPI 7
--------------------------------------------------------------------
--------------------------------------------------------------------
     2/1/2000          $10,000            $10,000            $10,000
    2/29/2000          $10,131            $10,116            $10,059
    3/31/2000          $10,369            $10,337            $10,141
    4/30/2000          $10,309            $10,276            $10,148
    5/31/2000          $10,237            $10,222            $10,160
    6/30/2000          $10,497            $10,493            $10,213
    7/31/2000          $10,657            $10,639            $10,236
    8/31/2000          $10,810            $10,803            $10,236
    9/30/2000          $10,737            $10,747            $10,289
   10/31/2000          $10,847            $10,864            $10,307
   11/30/2000          $10,943            $10,946            $10,313
   12/31/2000          $11,235            $11,217            $10,307
    1/31/2001          $11,297            $11,328            $10,372
    2/28/2001          $11,327            $11,364            $10,413
    3/31/2001          $11,417            $11,466            $10,437
    4/30/2001          $11,282            $11,342            $10,479
    5/31/2001          $11,391            $11,465            $10,526
    6/30/2001          $11,478            $11,542            $10,544
    7/31/2001          $11,650            $11,712            $10,514
    8/31/2001          $11,819            $11,906            $10,514
    9/30/2001          $11,761            $11,865            $10,562
   10/31/2001          $11,895            $12,006            $10,526
   11/30/2001          $11,819            $11,906            $10,508
   12/31/2001          $11,706            $11,792            $10,467
    1/31/2002          $11,876            $11,996            $10,491
    2/28/2002          $12,003            $12,140            $10,533
    3/31/2002          $11,787            $11,902            $10,592
    4/30/2002          $11,972            $12,135            $10,651
    5/31/2002          $12,034            $12,209            $10,651
    6/30/2002          $12,132            $12,338            $10,658
    7/31/2002          $12,258            $12,497            $10,669
    8/31/2002          $12,379            $12,647            $10,705
    9/30/2002          $12,644            $12,924            $10,723
   10/31/2002          $12,446            $12,710            $10,741
   11/30/2002          $12,415            $12,656            $10,741
   12/31/2002          $12,654            $12,923            $10,717
    1/31/2003          $12,627            $12,891            $10,765
    2/28/2003          $12,465            $13,071            $10,847


Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                       Franklin
                     Insured Tax-     Lehman Brothers
                     Free Income         Municipal
          Date          Fund           Bond Index           CPI
------------------------------------------------------------------
------------------------------------------------------------------
     5/1/1995          $9,901            $10,000           $10,000
    5/31/1995         $10,137            $10,319           $10,020
    6/30/1995         $10,091            $10,229           $10,040
    7/31/1995         $10,136            $10,326           $10,040
    8/31/1995         $10,222            $10,458           $10,066
    9/29/1995         $10,274            $10,523           $10,086
   10/31/1995         $10,397            $10,676           $10,120
   11/30/1995         $10,525            $10,853           $10,112
   12/29/1995         $10,619            $10,957           $10,105
    1/31/1996         $10,674            $11,041           $10,165
    2/29/1996         $10,627            $10,966           $10,198
    3/29/1996         $10,515            $10,825           $10,251
    4/30/1996         $10,492            $10,795           $10,291
    5/31/1996         $10,507            $10,791           $10,310
    6/28/1996         $10,602            $10,908           $10,316
    7/31/1996         $10,678            $11,006           $10,336
    8/30/1996         $10,681            $11,004           $10,356
    9/30/1996         $10,808            $11,158           $10,389
   10/31/1996         $10,898            $11,284           $10,422
   11/29/1996         $11,040            $11,491           $10,442
   12/31/1996         $11,008            $11,443           $10,442
    1/31/1997         $11,017            $11,464           $10,475
    2/28/1997         $11,099            $11,570           $10,508
    3/31/1997         $10,982            $11,416           $10,534
    4/30/1997         $11,062            $11,512           $10,547
    5/31/1997         $11,185            $11,686           $10,540
    6/30/1997         $11,279            $11,811           $10,553
    7/31/1997         $11,537            $12,138           $10,565
    8/31/1997         $11,434            $12,024           $10,586
    9/30/1997         $11,544            $12,167           $10,612
   10/31/1997         $11,613            $12,245           $10,639
   11/30/1997         $11,683            $12,317           $10,632
   12/31/1997         $11,848            $12,497           $10,619
    1/31/1998         $11,935            $12,626           $10,640
    2/28/1998         $11,933            $12,629           $10,660
    3/31/1998         $11,945            $12,641           $10,680
    4/30/1998         $11,902            $12,584           $10,699
    5/31/1998         $12,074            $12,783           $10,719
    6/30/1998         $12,126            $12,832           $10,731
    7/31/1998         $12,157            $12,865           $10,744
    8/31/1998         $12,314            $13,064           $10,757
    9/30/1998         $12,447            $13,227           $10,770
   10/31/1998         $12,447            $13,227           $10,796
   11/30/1998         $12,484            $13,274           $10,796
   12/31/1998         $12,491            $13,307           $10,789
    1/31/1999         $12,598            $13,465           $10,815
    2/28/1999         $12,543            $13,406           $10,828
    3/31/1999         $12,575            $13,425           $10,861
    4/30/1999         $12,590            $13,458           $10,940
    5/31/1999         $12,519            $13,380           $10,940
    6/30/1999         $12,352            $13,187           $10,940
    7/31/1999         $12,366            $13,235           $10,973
    8/31/1999         $12,220            $13,129           $10,999
    9/30/1999         $12,182            $13,134           $11,052
   10/31/1999         $11,995            $12,992           $11,072
   11/30/1999         $12,121            $13,130           $11,079
   12/31/1999         $12,001            $13,032           $11,079
    1/31/2000         $11,922            $12,974           $11,112
    2/29/2000         $12,075            $13,125           $11,177
    3/31/2000         $12,357            $13,411           $11,269
    4/30/2000         $12,276            $13,332           $11,276
    5/31/2000         $12,191            $13,263           $11,289
    6/30/2000         $12,500            $13,614           $11,348
    7/31/2000         $12,690            $13,803           $11,374
    8/31/2000         $12,870            $14,016           $11,374
    9/30/2000         $12,785            $13,943           $11,433
   10/31/2000         $12,915            $14,095           $11,453
   11/30/2000         $13,019            $14,202           $11,460
   12/31/2000         $13,374            $14,553           $11,453
    1/31/2001         $13,437            $14,697           $11,525
    2/28/2001         $13,470            $14,744           $11,571
    3/31/2001         $13,578            $14,877           $11,598
    4/30/2001         $13,417            $14,716           $11,644
    5/31/2001         $13,535            $14,875           $11,696
    6/30/2001         $13,638            $14,974           $11,716
    7/31/2001         $13,841            $15,196           $11,683
    8/31/2001         $14,040            $15,447           $11,683
    9/30/2001         $13,970            $15,394           $11,736
   10/31/2001         $14,129            $15,578           $11,696
   11/30/2001         $14,039            $15,447           $11,676
   12/31/2001         $13,905            $15,300           $11,631
    1/31/2002         $14,118            $15,565           $11,657
    2/28/2002         $14,256            $15,751           $11,704
    3/31/2002         $14,001            $15,443           $11,770
    4/30/2002         $14,221            $15,744           $11,836
    5/31/2002         $14,295            $15,840           $11,836
    6/30/2002         $14,411            $16,008           $11,843
    7/31/2002         $14,561            $16,214           $11,856
    8/31/2002         $14,703            $16,409           $11,895
    9/30/2002         $15,018            $16,768           $11,915
   10/31/2002         $14,784            $16,490           $11,935
   11/30/2002         $14,747            $16,421           $11,935
   12/31/2002         $15,031            $16,767           $11,909
    1/31/2003         $14,998            $16,725           $11,961
    2/28/2003         $15,174            $16,959           $12,054


  AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
--------------------------------

1-Year                    +4.43%

5-Year                    +4.71%

Since Inception (5/1/95)  +5.47%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MASSACHUSETTS STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MASSACHUSETTS MUNICIPAL BONDS. 1, 2
--------------------------------------------------------------------------------

COMMONWEALTH UPDATE
During the year under review, Massachusetts faced a difficult economic climate as virtually every industry struggled, particularly manufacturing and business services. Job losses and slower new job growth held Massachusetts' unemployment rate to 5.2% in January 2003, as the commonwealth's previously booming financial services and information technology industries continued to experience layoffs. 3 Still, the commonwealth's residents earned relatively high wages, with Massachusetts' per capita income of $37,800 ranking the fourth-highest nationally. 4

Massachusetts' lower capital gains and personal income tax receipts contributed to one of the steepest revenue declines of the 50 states. Cumulative tax collections for fiscal year 2002 fell 14.6%, resulting in a $2.4 billion shortfall.5 Recent legislative action implemented several steps to address the deficit. Assets, such as cash reserves from the budget stabilization, tobacco settlement and other trust funds, should cover two-thirds of the budget gap. Recurring spending cuts are expected to offset the remaining portion. A freeze on income tax cuts could provide some additional relief


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RATINGSDIRECT, 8/7/02.
5. Source: Moody's Investors Service, MASSACHUSETTS (COMMONWEALTH OF), 10/8/02. The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 71.

to mounting budgetary stress. However, the commonwealth still has to contend with a heavy debt load that ranks as the nation's highest per capita and third highest as a percentage of personal income. At period-end, tax-supported debt equaled 8.6% of total personal income, well above 2002's national median of 2.3%. 5

Despite these challenges, independent credit rating agencies Standard & Poor's and Moody's Investors Service retained the commonwealth's ratings of AA- and Aa2. 6 Although Massachusetts faces a slower growth environment and substantial borrowing needs in the future, the commonwealth's diverse and fundamentally sound economy combined with its long track record of effective financial management should justify its high debt rating.

PORTFOLIO NOTES
Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Massachusetts Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.64 on Feb-ruary 28, 2002, to $11.91 on February 28, 2003. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

During the year under review, we focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. We attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding securities. Additionally, we sold bonds close to their call dates and purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Last, we sold bonds subject to the alternative minimum tax and repositioned the portfolio in fully tax-

PORTFOLIO BREAKDOWN
Franklin Massachusetts Insured
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                          LONG-TERM
                          INVESTMENTS
-------------------------------------

Higher Education              20.0%

Hospital & Health Care        19.6%

General Obligation            15.3%

Transportation                13.8%

Utilities                     11.0%

Other Revenue                 10.4%

Prerefunded                    7.3%

Housing                        2.1%

Subject to Government
Appropriations                 0.5%

6. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Massachusetts Insured Tax-Free Income Fund 3/1/02-2/28/03

                                    DIVIDEND PER SHARE
                       ----------------------------------------------
MONTH                    CLASS A                             CLASS C
---------------------------------------------------------------------
March                  4.64 cents                          4.10 cents
April                  4.64 cents                          4.10 cents
May                    4.64 cents                          4.10 cents
June                   4.64 cents                          4.12 cents
July                   4.64 cents                          4.12 cents
August                 4.64 cents                          4.12 cents
September              4.50 cents                          3.97 cents
October                4.50 cents                          3.97 cents
November               4.50 cents                          3.97 cents
December               4.40 cents                          3.86 cents
January                4.40 cents                          3.86 cents
February               4.40 cents                          3.86 cents
---------------------------------------------------------------------
TOTAL                 54.54 CENTS                         48.15 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

exempt bonds. Using these strategies, we improved the portfolio's overall structure and kept the Fund as fully invested as possible.

Notable purchases during the period included Massachusetts State Development Finance Agency Revenue and Massachusetts State Health and Educational Facilities Authority Revenue for Boston College and for New England Medical Center Hospital bonds. Sales included Massachusetts State Health and Educational Facilities Authority Revenue for Simmons College bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.1 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.20%, based on an annualization of the current 4.35 cent ($0.0435) per share dividend and the maximum offering price of $12.44 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Massachusetts state personal income tax bracket of 41.67% would need to earn 7.20% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Massachusetts Insured Tax-Free Income Fund. Despite an increase in Massachusetts' new bond issuance, strong retail and institutional demand for Massachusetts municipal bonds should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE       2/28/03     2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.27        $11.91      $11.64
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5454

CLASS C                                       CHANGE       2/28/03     2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.28        $11.98      $11.70
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4815

PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR      10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +7.19%  +30.52%      +75.30%
Average Annual Total Return 2                       +2.60%   +4.56%       +5.32%
Avg. Ann. Total Return (3/31/03) 3                  +4.76%   +4.60%       +5.34%

Distribution Rate 4                        4.20%
Taxable Equivalent Distribution Rate 5     7.20%
30-Day Standardized Yield 6                3.56%
Taxable Equivalent Yield 5                 6.10%


                                                                       INCEPTION
CLASS C                                             1-YEAR   5-YEAR     (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.66%  +26.99%      +53.27%
Average Annual Total Return 2                       +4.58%   +4.68%       +5.47%
Avg. Ann. Total Return (3/31/03) 3                  +6.77%   +4.73%       +5.45%

Distribution Rate 4                        3.78%
Taxable Equivalent Distribution Rate 5     6.48%
30-Day Standardized Yield 6                3.15%
Taxable Equivalent Yield 5                 5.40%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Massachusetts state personal income tax bracket of 41.67%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Franklin Massachusetts
                       Insured Tax-       Lehman Brothers
                       Free Income           Municipal
          Date            Fund             Bond Index 7            CPI 7
-------------------------------------------------------------------------
-------------------------------------------------------------------------
     3/1/1993            $9,576              $10,000              $10,000
    3/31/1993            $9,581               $9,894              $10,035
    4/30/1993            $9,654               $9,994              $10,063
    5/31/1993            $9,681              $10,050              $10,077
    6/30/1993            $9,837              $10,218              $10,091
    7/31/1993            $9,860              $10,231              $10,091
    8/31/1993           $10,044              $10,444              $10,120
    9/30/1993           $10,140              $10,563              $10,141
   10/31/1993           $10,159              $10,583              $10,182
   11/30/1993           $10,123              $10,490              $10,190
   12/31/1993           $10,276              $10,711              $10,190
    1/31/1994           $10,385              $10,833              $10,217
    2/28/1994           $10,212              $10,553              $10,252
    3/31/1994            $9,876              $10,123              $10,287
    4/30/1994            $9,897              $10,209              $10,301
    5/31/1994            $9,956              $10,298              $10,308
    6/30/1994            $9,931              $10,235              $10,343
    7/31/1994           $10,075              $10,423              $10,371
    8/31/1994           $10,099              $10,459              $10,413
    9/30/1994            $9,998              $10,305              $10,441
   10/31/1994            $9,887              $10,122              $10,448
   11/30/1994            $9,727               $9,939              $10,462
   12/31/1994            $9,904              $10,157              $10,462
    1/31/1995           $10,157              $10,448              $10,504
    2/28/1995           $10,403              $10,752              $10,546
    3/31/1995           $10,486              $10,875              $10,580
    4/30/1995           $10,524              $10,889              $10,615
    5/31/1995           $10,734              $11,236              $10,636
    6/30/1995           $10,694              $11,138              $10,658
    7/31/1995           $10,766              $11,244              $10,658
    8/31/1995           $10,854              $11,387              $10,685
    9/30/1995           $10,924              $11,458              $10,707
   10/31/1995           $11,055              $11,625              $10,742
   11/30/1995           $11,191              $11,818              $10,735
   12/31/1995           $11,298              $11,931              $10,727
    1/31/1996           $11,354              $12,022              $10,790
    2/29/1996           $11,320              $11,940              $10,825
    3/31/1996           $11,703              $11,787              $10,881
    4/30/1996           $11,661              $11,754              $10,924
    5/31/1996           $11,681              $11,749              $10,944
    6/30/1996           $11,783              $11,877              $10,951
    7/31/1996           $11,870              $11,984              $10,972
    8/31/1996           $11,885              $11,982              $10,993
    9/30/1996           $12,021              $12,150              $11,028
   10/31/1996           $12,124              $12,287              $11,063
   11/30/1996           $12,299              $12,512              $11,084
   12/31/1996           $12,254              $12,459              $11,084
    1/31/1997           $11,757              $12,483              $11,120
    2/28/1997           $11,850              $12,598              $11,154
    3/31/1997           $11,699              $12,430              $11,182
    4/30/1997           $11,791              $12,535              $11,195
    5/31/1997           $11,961              $12,724              $11,189
    6/30/1997           $12,092              $12,860              $11,202
    7/31/1997           $12,417              $13,216              $11,216
    8/31/1997           $12,300              $13,092              $11,237
    9/30/1997           $12,438              $13,248              $11,265
   10/31/1997           $12,507              $13,333              $11,293
   11/30/1997           $12,588              $13,411              $11,286
   12/31/1997           $12,770              $13,607              $11,273
    1/31/1998           $12,858              $13,747              $11,294
    2/28/1998           $12,858              $13,751              $11,316
    3/31/1998           $12,871              $13,764              $11,337
    4/30/1998           $12,844              $13,702              $11,358
    5/31/1998           $13,018              $13,918              $11,378
    6/30/1998           $13,092              $13,973              $11,392
    7/31/1998           $13,118              $14,008              $11,405
    8/31/1998           $13,286              $14,225              $11,419
    9/30/1998           $13,428              $14,402              $11,433
   10/31/1998           $13,385              $14,402              $11,460
   11/30/1998           $13,441              $14,453              $11,460
   12/31/1998           $13,459              $14,489              $11,453
    1/31/1999           $13,573              $14,661              $11,481
    2/28/1999           $13,548              $14,597              $11,495
    3/31/1999           $13,588              $14,617              $11,529
    4/30/1999           $13,619              $14,654              $11,613
    5/31/1999           $13,553              $14,569              $11,613
    6/30/1999           $13,366              $14,359              $11,613
    7/31/1999           $13,383              $14,411              $11,648
    8/31/1999           $13,196              $14,296              $11,676
    9/30/1999           $13,132              $14,301              $11,732
   10/31/1999           $12,934              $14,147              $11,753
   11/30/1999           $13,080              $14,297              $11,760
   12/31/1999           $12,957              $14,190              $11,760
    1/31/2000           $12,881              $14,127              $11,795
    2/29/2000           $13,093              $14,291              $11,865
    3/31/2000           $13,406              $14,603              $11,962
    4/30/2000           $13,304              $14,516              $11,970
    5/31/2000           $13,186              $14,441              $11,984
    6/30/2000           $13,578              $14,824              $12,046
    7/31/2000           $13,823              $15,030              $12,074
    8/31/2000           $14,007              $15,261              $12,074
    9/30/2000           $13,899              $15,182              $12,137
   10/31/2000           $14,088              $15,347              $12,157
   11/30/2000           $14,222              $15,464              $12,165
   12/31/2000           $14,670              $15,846              $12,157
    1/31/2001           $14,733              $16,003              $12,234
    2/28/2001           $14,788              $16,054              $12,283
    3/31/2001           $14,890              $16,198              $12,311
    4/30/2001           $14,683              $16,023              $12,360
    5/31/2001           $14,822              $16,196              $12,416
    6/30/2001           $14,969              $16,305              $12,437
    7/31/2001           $15,194              $16,546              $12,402
    8/31/2001           $15,452              $16,819              $12,402
    9/30/2001           $15,375              $16,762              $12,458
   10/31/2001           $15,561              $16,962              $12,416
   11/30/2001           $15,447              $16,819              $12,395
   12/31/2001           $15,285              $16,659              $12,346
    1/31/2002           $15,494              $16,948              $12,375
    2/28/2002           $15,659              $17,151              $12,424
    3/31/2002           $15,383              $16,815              $12,494
    4/30/2002           $15,601              $17,143              $12,564
    5/31/2002           $15,746              $17,247              $12,564
    6/30/2002           $15,857              $17,430              $12,571
    7/31/2002           $16,049              $17,655              $12,585
    8/31/2002           $16,246              $17,867              $12,627
    9/30/2002           $16,613              $18,258              $12,648
   10/31/2002           $16,317              $17,955              $12,670
   11/30/2002           $16,249              $17,880              $12,670
   12/31/2002           $16,595              $18,257              $12,642
    1/31/2003           $16,573              $18,211              $12,697
    2/28/2003           $16,786              $18,466              $12,795



 AVERAGE ANNUAL TOTAL RETURN

CLASS A               2/28/03
------------------------------

1-Year                 +2.60%

5-Year                 +4.56%

10-Year                +5.32%

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Franklin Massachusetts
                     Insured Tax-      Lehman Brothers
                     Free Income          Municipal
         Date           Fund            Bond Index 7        CPI 7
------------------------------------------------------------------
------------------------------------------------------------------
     5/1/1995          $9,904            $10,000           $10,000
    5/31/1995         $10,114            $10,319           $10,020
    6/30/1995         $10,080            $10,229           $10,040
    7/31/1995         $10,141            $10,326           $10,040
    8/31/1995         $10,227            $10,458           $10,066
    9/30/1995         $10,278            $10,523           $10,086
   10/31/1995         $10,395            $10,676           $10,120
   11/30/1995         $10,528            $10,853           $10,112
   12/31/1995         $10,623            $10,957           $10,105
    1/31/1996         $10,669            $11,041           $10,165
    2/29/1996         $10,633            $10,966           $10,198
    3/31/1996         $10,622            $10,825           $10,251
    4/30/1996         $10,586            $10,795           $10,291
    5/31/1996         $10,607            $10,791           $10,310
    6/30/1996         $10,687            $10,908           $10,316
    7/31/1996         $10,771            $11,006           $10,336
    8/31/1996         $10,771            $11,004           $10,356
    9/30/1996         $10,900            $11,158           $10,389
   10/31/1996         $10,981            $11,284           $10,422
   11/30/1996         $11,128            $11,491           $10,442
   12/31/1996         $11,089            $11,443           $10,442
    1/31/1997         $10,991            $11,464           $10,475
    2/28/1997         $11,082            $11,570           $10,508
    3/31/1997         $10,937            $11,416           $10,534
    4/30/1997         $11,008            $11,512           $10,547
    5/31/1997         $11,162            $11,686           $10,540
    6/30/1997         $11,288            $11,811           $10,553
    7/31/1997         $11,576            $12,138           $10,565
    8/31/1997         $11,462            $12,024           $10,586
    9/30/1997         $11,594            $12,167           $10,612
   10/31/1997         $11,651            $12,245           $10,639
   11/30/1997         $11,721            $12,317           $10,632
   12/31/1997         $11,874            $12,497           $10,619
    1/31/1998         $11,960            $12,626           $10,640
    2/28/1998         $11,954            $12,629           $10,660
    3/31/1998         $11,960            $12,641           $10,680
    4/30/1998         $11,930            $12,584           $10,699
    5/31/1998         $12,085            $12,783           $10,719
    6/30/1998         $12,148            $12,832           $10,731
    7/31/1998         $12,176            $12,865           $10,744
    8/31/1998         $12,315            $13,064           $10,757
    9/30/1998         $12,440            $13,227           $10,770
   10/31/1998         $12,406            $13,227           $10,796
   11/30/1998         $12,442            $13,274           $10,796
   12/31/1998         $12,463            $13,307           $10,789
    1/31/1999         $12,561            $13,465           $10,815
    2/28/1999         $12,521            $13,406           $10,828
    3/31/1999         $12,562            $13,425           $10,861
    4/30/1999         $12,585            $13,458           $10,940
    5/31/1999         $12,518            $13,380           $10,940
    6/30/1999         $12,340            $13,187           $10,940
    7/31/1999         $12,351            $13,235           $10,973
    8/31/1999         $12,174            $13,129           $10,999
    9/30/1999         $12,098            $13,134           $11,052
   10/31/1999         $11,912            $12,992           $11,072
   11/30/1999         $12,050            $13,130           $11,079
   12/31/1999         $11,932            $13,032           $11,079
    1/31/2000         $11,846            $12,974           $11,112
    2/29/2000         $12,046            $13,125           $11,177
    3/31/2000         $12,327            $13,411           $11,269
    4/30/2000         $12,227            $13,332           $11,276
    5/31/2000         $12,112            $13,263           $11,289
    6/30/2000         $12,465            $13,614           $11,348
    7/31/2000         $12,683            $13,803           $11,374
    8/31/2000         $12,845            $14,016           $11,374
    9/30/2000         $12,742            $13,943           $11,433
   10/31/2000         $12,909            $14,095           $11,453
   11/30/2000         $13,025            $14,202           $11,460
   12/31/2000         $13,440            $14,553           $11,453
    1/31/2001         $13,480            $14,697           $11,525
    2/28/2001         $13,537            $14,744           $11,571
    3/31/2001         $13,622            $14,877           $11,598
    4/30/2001         $13,427            $14,716           $11,644
    5/31/2001         $13,547            $14,875           $11,696
    6/30/2001         $13,662            $14,974           $11,716
    7/31/2001         $13,869            $15,196           $11,683
    8/31/2001         $14,086            $15,447           $11,683
    9/30/2001         $14,022            $15,394           $11,736
   10/31/2001         $14,172            $15,578           $11,696
   11/30/2001         $14,076            $15,447           $11,676
   12/31/2001         $13,910            $15,300           $11,631
    1/31/2002         $14,105            $15,565           $11,657
    2/28/2002         $14,234            $15,751           $11,704
    3/31/2002         $13,980            $15,443           $11,770
    4/30/2002         $14,182            $15,744           $11,836
    5/31/2002         $14,307            $15,840           $11,836
    6/30/2002         $14,402            $16,008           $11,843
    7/31/2002         $14,580            $16,214           $11,856
    8/31/2002         $14,739            $16,409           $11,895
    9/30/2002         $15,075            $16,768           $11,915
   10/31/2002         $14,790            $16,490           $11,935
   11/30/2002         $14,724            $16,421           $11,935
   12/31/2002         $15,027            $16,767           $11,909
    1/31/2003         $15,000            $16,725           $11,961
    2/28/2003         $15,180            $16,959           $12,054


 AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
--------------------------------

1-Year                    +4.58%

5-Year                    +4.68%

Since Inception (5/1/95)  +5.47%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MICHIGAN STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MICHIGAN MUNICIPAL BONDS. 1, 2
--------------------------------------------------------------------------------

STATE UPDATE
Although Michigan's economy continued to face challenges from the national slowdown, its recent performance was noticeably better than during the past two recessions. During the year under review, Michigan began showing signs of improved job and payroll performance as greater economic diversification helped the traditionally manufacturing-reliant state.

Despite a short-term boost in sales tax collections from strong auto sales, Michigan tackled weak tax revenue performance, particularly income tax. Higher state cigarette tax, along with a delay in reduction of its single-business tax, is expected to offset some of the shortfall in 2003.

A well-established tradition of effectively managed financial operations helped keep Michigan's debt burden low. The state ranked 35th in debt per capita and 33rd in debt as a percentage of personal income. Even with the electorate's approval of










1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments. The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 76.

additional water quality and pollution control project bonds, an estimated $1 billion issuance is scheduled to occur over a decade, thereby keeping the debt manageable. 3

Looking forward, Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state. Although Michigan faces weak projected revenue growth, mounting spending pressures and limited one-time revenue sources, its proactive financial management, gains in economic diversification and traditionally low debt levels affirm the state's AAA general obligation debt rating and should help provide financial flexibility in the long term. 4

PORTFOLIO NOTES
Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Michigan Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.25 on February 28, 2002, to $12.46 on February 28, 2003.

We focused primarily on a balanced approach of reducing the Fund's percentage of prerefunded bonds. Prerefunded bonds tend to experience rapid price declines to their call price as they approach approximately five years to their call date. Thus, we attempted to protect the Fund's share price and enhance the portfolio's overall structure and income-producing potential by selling bonds close to their call dates. However, given a lower interest-rate and higher bond-price environment, booking tax losses to possibly lower shareholders' future tax liabilities was more difficult. Consequently, the Fund had to distribute capital gains in July and December 2002. Notable purchases during the period include Hazel Park School District GO, Oxford Area Community School District GO, Royal Oak Hospital Finance Authority Revenue for William Beaumont Hospital, and Michigan Municipal Bond Authority Revenue for Clean Water State Revolving Fund bonds. Sales consisted primarily of refunded bonds.

PORTFOLIO BREAKDOWN
Franklin Michigan Insured
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                          LONG-TERM
                          INVESTMENTS
-------------------------------------
General Obligation            27.2%

Prerefunded                   25.8%

Hospital & Health Care        14.6%

Utilities                     13.0%

Transportation                 8.8%

Higher Education               3.5%

Subject to Government
Appropriations                 3.3%

Tax-Supported                  2.0%

Other Revenue                  1.6%

Housing                        0.2%

3. Source: Standard & Poor's, RATINGSDIRECT, 11/18/02.
4. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Michigan Insured Tax-Free Income Fund 3/1/02-2/28/03

                                       DIVIDEND PER SHARE
                       --------------------------------------------------
MONTH                   CLASS A           CLASS B               CLASS C
-------------------------------------------------------------------------
March                  4.88 cents        4.32 cents            4.31 cents
April                  4.88 cents        4.32 cents            4.31 cents
May                    4.88 cents        4.32 cents            4.31 cents
June                   4.78 cents        4.22 cents            4.23 cents
July                   4.78 cents        4.22 cents            4.23 cents
August                 4.78 cents        4.22 cents            4.23 cents
September              4.78 cents        4.21 cents            4.23 cents
October                4.78 cents        4.21 cents            4.23 cents
November               4.78 cents        4.21 cents            4.23 cents
December               4.70 cents        4.11 cents            4.16 cents
January                4.70 cents        4.11 cents            4.16 cents
February               4.70 cents        4.11 cents            4.16 cents
-------------------------------------------------------------------------
TOTAL                 57.42 CENTS       50.58 CENTS           50.79 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 33 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.34%, based on an annualization of the current 4.7 cent ($0.047) per share dividend and the maximum offering price of $13.01 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Michigan state personal income tax bracket of 41.06% would need to earn 7.35% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Michigan Insured Tax-Free Income Fund. Michigan's new bond issuance in 2002 was low and a decrease in volume from the previous year. This reduced new-issue supply, combined with strong demand for Michigan municipal bonds, should help support the value of the portfolio's holdings going forward. Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of tax-free income distributions as well as total return for shareholders with long-term investment horizons. Over time, tax-free income from municipal bonds will ultimately drive the Fund's total return performance. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MICHIGAN INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/03     2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.21         $12.46      $12.25
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5742
Long-Term Capital Gain                        $0.0700
   Total                                      $0.6442

CLASS B                                       CHANGE        2/28/03    2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.22         $12.51     $12.29
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5058
Long-Term Capital Gain                        $0.0700
   Total                                      $0.5758

CLASS C                                       CHANGE        2/28/03    2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                         + $0.22        $12.56     $12.34
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5079
Long-Term Capital Gain                        $0.0700
   Total                                      $0.5779

--------------------------------------------------------------------------------
Class A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

Class B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

Class C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


Franklin Michigan Insured Tax-Free Income Fund paid distributions derived from long-term capital gains totaling 7.0 cents ($0.07) per share in July and December 2002. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR    10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +7.17%   +31.93%    +77.07%
Average Annual Total Return 2                       +2.65%    +4.79%     +5.42%
Avg. Ann. Total Return (3/31/03) 3                  +4.88%    +4.83%     +5.46%

Distribution Rate 4                        4.34%
Taxable Equivalent Distribution Rate 5     7.35%
30-Day Standardized Yield 6                3.13%
Taxable Equivalent Yield 5                 5.31%


                                                                       INCEPTION
CLASS B                                             1-YEAR    3-YEAR    (2/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.64%   +25.56%    +26.95%
Average Annual Total Return 2                       +2.64%    +7.02%     +7.23%
Avg. Ann. Total Return (3/31/03) 3                  +4.96%    +6.38%     +7.09%

Distribution Rate 4                        3.95%
Taxable Equivalent Distribution Rate 5     6.70%
30-Day Standardized Yield 6                2.74%
Taxable Equivalent Yield 5                 4.65%


                                                                      INCEPTION
CLASS C                                             1-YEAR    5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.63%   +28.42%    +55.40%
Average Annual Total Return 2                       +4.61%    +4.92%     +5.65%
Avg. Ann. Total Return (3/31/03) 3                  +6.88%    +4.97%     +5.62%

Distribution Rate 4                        3.92%
Taxable Equivalent Distribution Rate 5     6.66%
30-Day Standardized Yield 6                2.77%
Taxable Equivalent Yield 5                 4.70%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Michigan state personal income tax bracket of 41.06%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Franklin Michigan
                    Insured Tax-      Lehman Brothers
                    Free Income          Municipal
         Date          Fund            Bond Index 7            CPI 7
--------------------------------------------------------------------
--------------------------------------------------------------------
     3/1/1993           $9,575          $10,000              $10,000
    3/31/1993           $9,559           $9,894              $10,035
    4/30/1993           $9,623           $9,994              $10,063
    5/31/1993           $9,675          $10,050              $10,077
    6/30/1993           $9,835          $10,218              $10,091
    7/31/1993           $9,835          $10,231              $10,091
    8/31/1993          $10,031          $10,444              $10,120
    9/30/1993          $10,149          $10,563              $10,141
   10/31/1993          $10,193          $10,583              $10,182
   11/30/1993          $10,143          $10,490              $10,190
   12/31/1993          $10,318          $10,711              $10,190
    1/31/1994          $10,407          $10,833              $10,217
    2/28/1994          $10,192          $10,553              $10,252
    3/31/1994           $9,870          $10,123              $10,287
    4/30/1994           $9,933          $10,209              $10,301
    5/31/1994           $9,984          $10,298              $10,308
    6/30/1994           $9,945          $10,235              $10,343
    7/31/1994          $10,094          $10,423              $10,371
    8/31/1994          $10,119          $10,459              $10,413
    9/30/1994          $10,007          $10,305              $10,441
   10/31/1994           $9,876          $10,122              $10,448
   11/30/1994           $9,715          $9,939               $10,462
   12/31/1994           $9,913          $10,157              $10,462
    1/31/1995          $10,141          $10,448              $10,504
    2/28/1995          $10,387          $10,752              $10,546
    3/31/1995          $10,478          $10,875              $10,580
    4/30/1995          $10,498          $10,889              $10,615
    5/31/1995          $10,746          $11,236              $10,636
    6/30/1995          $10,683          $11,138              $10,658
    7/31/1995          $10,744          $11,244              $10,658
    8/31/1995          $10,840          $11,387              $10,685
    9/30/1995          $10,899          $11,458              $10,707
   10/31/1995          $11,036          $11,625              $10,742
   11/30/1995          $11,198          $11,818              $10,735
   12/31/1995          $11,284          $11,931              $10,727
    1/31/1996          $11,357          $12,022              $10,790
    2/29/1996          $11,307          $11,940              $10,825
    3/31/1996          $11,677          $11,787              $10,881
    4/30/1996          $11,665          $11,754              $10,924
    5/31/1996          $11,656          $11,749              $10,944
    6/30/1996          $11,782          $11,877              $10,951
    7/31/1996          $11,876          $11,984              $10,972
    8/31/1996          $11,863          $11,982              $10,993
    9/30/1996          $12,026          $12,150              $11,028
   10/31/1996          $12,128          $12,287              $11,063
   11/30/1996          $12,328          $12,512              $11,084
   12/31/1996          $12,279          $12,459              $11,084
    1/31/1997          $11,764          $12,483              $11,120
    2/28/1997          $11,856          $12,598              $11,154
    3/31/1997          $11,714          $12,430              $11,182
    4/30/1997          $11,794          $12,535              $11,195
    5/31/1997          $11,952          $12,724              $11,189
    6/30/1997          $12,056          $12,860              $11,202
    7/31/1997          $12,352          $13,216              $11,216
    8/31/1997          $12,232          $13,092              $11,237
    9/30/1997          $12,358          $13,248              $11,265
   10/31/1997          $12,438          $13,333              $11,293
   11/30/1997          $12,510          $13,411              $11,286
   12/31/1997          $12,721          $13,607              $11,273
    1/31/1998          $12,829          $13,747              $11,294
    2/28/1998          $12,852          $13,751              $11,316
    3/31/1998          $12,856          $13,764              $11,337
    4/30/1998          $12,833          $13,702              $11,358
    5/31/1998          $13,012          $13,918              $11,378
    6/30/1998          $13,099          $13,973              $11,392
    7/31/1998          $13,137          $14,008              $11,405
    8/31/1998          $13,302          $14,225              $11,419
    9/30/1998          $13,461          $14,402              $11,433
   10/31/1998          $13,465          $14,402              $11,460
   11/30/1998          $13,522          $14,453              $11,460
   12/31/1998          $13,543          $14,489              $11,453
    1/31/1999          $13,665          $14,661              $11,481
    2/28/1999          $13,653          $14,597              $11,495
    3/31/1999          $13,695          $14,617              $11,529
    4/30/1999          $13,716          $14,654              $11,613
    5/31/1999          $13,642          $14,569              $11,613
    6/30/1999          $13,475          $14,359              $11,613
    7/31/1999          $13,506          $14,411              $11,648
    8/31/1999          $13,363          $14,296              $11,676
    9/30/1999          $13,338          $14,301              $11,732
   10/31/1999          $13,207          $14,147              $11,753
   11/30/1999          $13,327          $14,297              $11,760
   12/31/1999          $13,235          $14,190              $11,760
    1/31/2000          $13,176          $14,127              $11,795
    2/29/2000          $13,301          $14,291              $11,865
    3/31/2000          $13,580          $14,603              $11,962
    4/30/2000          $13,508          $14,516              $11,970
    5/31/2000          $13,445          $14,441              $11,984
    6/30/2000          $13,788          $14,824              $12,046
    7/31/2000          $13,978          $15,030              $12,074
    8/31/2000          $14,182          $15,261              $12,074
    9/30/2000          $14,105          $15,182              $12,137
   10/31/2000          $14,242          $15,347              $12,157
   11/30/2000          $14,338          $15,464              $12,165
   12/31/2000          $14,698          $15,846              $12,157
    1/31/2001          $14,798          $16,003              $12,234
    2/28/2001          $14,866          $16,054              $12,283
    3/31/2001          $15,004          $16,198              $12,311
    4/30/2001          $14,870          $16,023              $12,360
    5/31/2001          $15,007          $16,196              $12,416
    6/30/2001          $15,100          $16,305              $12,437
    7/31/2001          $15,318          $16,546              $12,402
    8/31/2001          $15,531          $16,819              $12,402
    9/30/2001          $15,484          $16,762              $12,458
   10/31/2001          $15,665          $16,962              $12,416
   11/30/2001          $15,546          $16,819              $12,395
   12/31/2001          $15,406          $16,659              $12,346
    1/31/2002          $15,674          $16,948              $12,375
    2/28/2002          $15,822          $17,151              $12,424
    3/31/2002          $15,521          $16,815              $12,494
    4/30/2002          $15,799          $17,143              $12,564
    5/31/2002          $15,876          $17,247              $12,564
    6/30/2002          $16,010          $17,430              $12,571
    7/31/2002          $16,211          $17,655              $12,585
    8/31/2002          $16,377          $17,867              $12,627
    9/30/2002          $16,719          $18,258              $12,648
   10/31/2002          $16,505          $17,955              $12,670
   11/30/2002          $16,457          $17,880              $12,670
   12/31/2002          $16,793          $18,257              $12,642
    1/31/2003          $16,762          $18,211              $12,697
    2/28/2003          $16,955          $18,466              $12,795



CLASS B (2/1/00-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                 Franklin Michigan
                    Insured Tax-      Lehman Brothers
                    Free Income          Municipal
          Date          Fund           Bond Index 7           CPI 7
--------------------------------------------------------------------
--------------------------------------------------------------------
     2/1/2000          $10,000            $10,000            $10,000
    2/29/2000          $10,111            $10,116            $10,059
    3/31/2000          $10,309            $10,337            $10,141
    4/30/2000          $10,249            $10,276            $10,148
    5/31/2000          $10,204            $10,222            $10,160
    6/30/2000          $10,459            $10,493            $10,213
    7/31/2000          $10,599            $10,639            $10,236
    8/31/2000          $10,748            $10,803            $10,236
    9/30/2000          $10,694            $10,747            $10,289
   10/31/2000          $10,793            $10,864            $10,307
   11/30/2000          $10,860            $10,946            $10,313
   12/31/2000          $11,127            $11,217            $10,307
    1/31/2001          $11,207            $11,328            $10,372
    2/28/2001          $11,253            $11,364            $10,413
    3/31/2001          $11,342            $11,466            $10,437
    4/30/2001          $11,244            $11,342            $10,479
    5/31/2001          $11,342            $11,465            $10,526
    6/30/2001          $11,408            $11,542            $10,544
    7/31/2001          $11,566            $11,712            $10,514
    8/31/2001          $11,721            $11,906            $10,514
    9/30/2001          $11,691            $11,865            $10,562
   10/31/2001          $11,812            $12,006            $10,526
   11/30/2001          $11,718            $11,906            $10,508
   12/31/2001          $11,607            $11,792            $10,467
    1/31/2002          $11,802            $11,996            $10,491
    2/28/2002          $11,908            $12,140            $10,533
    3/31/2002          $11,677            $11,902            $10,592
    4/30/2002          $11,879            $12,135            $10,651
    5/31/2002          $11,931            $12,209            $10,651
    6/30/2002          $12,026            $12,338            $10,658
    7/31/2002          $12,180            $12,497            $10,669
    8/31/2002          $12,299            $12,647            $10,705
    9/30/2002          $12,549            $12,924            $10,723
   10/31/2002          $12,374            $12,710            $10,741
   11/30/2002          $12,343            $12,656            $10,741
   12/31/2002          $12,587            $12,923            $10,717
    1/31/2003          $12,558            $12,891            $10,765
    2/28/2003          $12,395            $13,071            $10,847



Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                  Franklin Michigan
                     Insured Tax-    Lehman Brothers
                     Free Income        Municipal
      Date               Fund         Bond Index 7          CPI 7
------------------------------------------------------------------
------------------------------------------------------------------
     5/1/1995          $9,899            $10,000           $10,000
    5/31/1995         $10,154            $10,319           $10,020
    6/30/1995         $10,098            $10,229           $10,040
    7/31/1995         $10,150            $10,326           $10,040
    8/31/1995         $10,235            $10,458           $10,066
    9/30/1995         $10,295            $10,523           $10,086
   10/31/1995         $10,418            $10,676           $10,120
   11/30/1995         $10,564            $10,853           $10,112
   12/31/1995         $10,640            $10,957           $10,105
    1/31/1996         $10,704            $11,041           $10,165
    2/29/1996         $10,649            $10,966           $10,198
    3/31/1996         $10,629            $10,825           $10,251
    4/30/1996         $10,611            $10,795           $10,291
    5/31/1996         $10,507            $10,791           $10,310
    6/30/1996         $10,602            $10,908           $10,316
    7/31/1996         $10,683            $11,006           $10,336
    8/31/1996         $10,683            $11,004           $10,356
    9/30/1996         $10,820            $11,158           $10,389
   10/31/1996         $10,909            $11,284           $10,422
   11/30/1996         $11,079            $11,491           $10,442
   12/31/1996         $11,035            $11,443           $10,442
    1/31/1997         $11,032            $11,464           $10,475
    2/28/1997         $11,121            $11,570           $10,508
    3/31/1997         $10,974            $11,416           $10,534
    4/30/1997         $11,045            $11,512           $10,547
    5/31/1997         $11,187            $11,686           $10,540
    6/30/1997         $11,287            $11,811           $10,553
    7/31/1997         $11,557            $12,138           $10,565
    8/31/1997         $11,431            $12,024           $10,586
    9/30/1997         $11,552            $12,167           $10,612
   10/31/1997         $11,611            $12,245           $10,639
   11/30/1997         $11,682            $12,317           $10,632
   12/31/1997         $11,871            $12,497           $10,619
    1/31/1998         $11,965            $12,626           $10,640
    2/28/1998         $11,981            $12,629           $10,660
    3/31/1998         $11,978            $12,641           $10,680
    4/30/1998         $11,951            $12,584           $10,699
    5/31/1998         $12,112            $12,783           $10,719
    6/30/1998         $12,197            $12,832           $10,731
    7/31/1998         $12,226            $12,865           $10,744
    8/31/1998         $12,371            $13,064           $10,757
    9/30/1998         $12,514            $13,227           $10,770
   10/31/1998         $12,512            $13,227           $10,796
   11/30/1998         $12,559            $13,274           $10,796
   12/31/1998         $12,575            $13,307           $10,789
    1/31/1999         $12,682            $13,465           $10,815
    2/28/1999         $12,666            $13,406           $10,828
    3/31/1999         $12,696            $13,425           $10,861
    4/30/1999         $12,709            $13,458           $10,940
    5/31/1999         $12,635            $13,380           $10,940
    6/30/1999         $12,476            $13,187           $10,940
    7/31/1999         $12,498            $13,235           $10,973
    8/31/1999         $12,361            $13,129           $10,999
    9/30/1999         $12,332            $13,134           $11,052
   10/31/1999         $12,197            $12,992           $11,072
   11/30/1999         $12,311            $13,130           $11,079
   12/31/1999         $12,210            $13,032           $11,079
    1/31/2000         $12,150            $12,974           $11,112
    2/29/2000         $12,271            $13,125           $11,177
    3/31/2000         $12,521            $13,411           $11,269
    4/30/2000         $12,438            $13,332           $11,276
    5/31/2000         $12,385            $13,263           $11,289
    6/30/2000         $12,693            $13,614           $11,348
    7/31/2000         $12,861            $13,803           $11,374
    8/31/2000         $13,041            $14,016           $11,374
    9/30/2000         $12,965            $13,943           $11,433
   10/31/2000         $13,083            $14,095           $11,453
   11/30/2000         $13,175            $14,202           $11,460
   12/31/2000         $13,486            $14,553           $11,453
    1/31/2001         $13,582            $14,697           $11,525
    2/28/2001         $13,637            $14,744           $11,571
    3/31/2001         $13,745            $14,877           $11,598
    4/30/2001         $13,628            $14,716           $11,644
    5/31/2001         $13,734            $14,875           $11,696
    6/30/2001         $13,825            $14,974           $11,716
    7/31/2001         $14,016            $15,196           $11,683
    8/31/2001         $14,202            $15,447           $11,683
    9/30/2001         $14,165            $15,394           $11,736
   10/31/2001         $14,311            $15,578           $11,696
   11/30/2001         $14,197            $15,447           $11,676
   12/31/2001         $14,063            $15,300           $11,631
    1/31/2002         $14,300            $15,565           $11,657
    2/28/2002         $14,427            $15,751           $11,704
    3/31/2002         $14,148            $15,443           $11,770
    4/30/2002         $14,393            $15,744           $11,836
    5/31/2002         $14,456            $15,840           $11,836
    6/30/2002         $14,572            $16,008           $11,843
    7/31/2002         $14,759            $16,214           $11,856
    8/31/2002         $14,902            $16,409           $11,895
    9/30/2002         $15,204            $16,768           $11,915
   10/31/2002         $15,005            $16,490           $11,935
   11/30/2002         $14,956            $16,421           $11,935
   12/31/2002         $15,250            $16,767           $11,909
    1/31/2003         $15,217            $16,725           $11,961
    2/28/2003         $15,383            $16,959           $12,054


  AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
---------------------------------

1-Year                    +4.61%

5-Year                    +4.92%

Since Inception (5/1/95)  +5.65%


 7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN MINNESOTA INSURED
TAX-FREE INCOME FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MINNESOTA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED MINNESOTA MUNICIPAL BONDS. 1, 2
--------------------------------------------------------------------------------

STATE UPDATE
Steady population growth, rising personal income levels and industrial diversity enabled Minnesota to face the national recession in a strong financial position. However, the slowdown's duration and severity have taken their toll on the state's well-stocked reserves as persistent revenue softness added to budgetary pressures. Fortunately, Minnesota began to show signs of stabilizing during the 12 months under review. After absorbing layoffs by major employers such as Northwest Airlines, Minnesota's unemployment rate began to decline and reached 4.3% in January 2003, well below the 5.7% national rate for the same month. 3

After years of high growth, Minnesota's revenues weakened in 2001, resulting in a $2.5 billion deficit for the 2002-2003 biennium. 4 Individual income tax, sales tax and corporate income tax softness largely contributed to the decline. The state government identified various measures to balance its budget, including the use of onetime measures, payment shifts and spending cuts. Although Minnesota's cash flow reserves have been depleted, ample liquidity remained with $1.1 billion in tobacco settlement funds and $319 million in budget reserves. 4



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RATINGSDIRECT, 10/21/02. The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

The state's debt levels stayed within its target ratios and consistently straddled national medians, reflecting Minnesota's commitment to keeping its debt moderate. For 2002, debt per capita was $576 or 1.8% of personal income, compared with the $573 and 2.3% national medians. 5 The state's tradition of conservative fiscal management is also reflected in its rapid debt amortization schedule, with more than 70% of general obligation bonds retiring within 10 years. 4

Looking ahead, the state's projected weak revenue growth, mounting spending pressures and limited one-time revenue sources will add pressure to future budget decisions. However, Minnesota's diverse economic base, moderate debt levels, strong financial management and remaining financial reserves should enable the state to weather this challenging period.

PORTFOLIO NOTES
Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Minnesota Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.99 on February 28, 2002, to $12.23 on February 28, 2003. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

During the year under review, we focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. We aimed to keep the Fund as fully invested as possible and attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding securities. Additionally, we sold bonds close to their call dates and


PORTFOLIO BREAKDOWN
Franklin Minnesota Insured
Tax-Free Income Fund
2/28/03

                         % OF TOTAL
                         LONG-TERM
                         INVESTMENTS
------------------------------------
General Obligation            39.6%

Hospital & Health Care        16.7%

Housing                       16.1%

Transportation                 8.0%

Utilities                      7.0%

Prerefunded                    4.1%

Higher Education               2.8%

Other Revenue                  2.4%

Tax-Supported                  1.7%

Subject to Government
Appropriations                 1.6%

5. Source: Moody's Investors Service, MINNESOTA (STATE OF), 10/18/02.

DIVIDEND DISTRIBUTIONS*
Franklin Minnesota Insured Tax-Free Income Fund 3/1/02-2/28/03

                                      DIVIDEND PER SHARE
                           -------------------------------------
MONTH                         CLASS A                 CLASS C
----------------------------------------------------------------
March                        4.78 cents              4.21 cents
April                        4.78 cents              4.21 cents
May                          4.78 cents              4.21 cents
June                         4.78 cents              4.24 cents
July                         4.78 cents              4.24 cents
August                       4.78 cents              4.24 cents
September                    4.68 cents              4.20 cents
October                      4.68 cents              4.20 cents
November                     4.68 cents              4.20 cents
December                     4.58 cents              4.07 cents
January                      4.58 cents              4.07 cents
February                     4.58 cents              4.07 cents
----------------------------------------------------------------
TOTAL                       56.46 CENTS             50.16 CENTS
----------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


purchased bonds with longer call dates to help improve the predictability of the Fund's future dividend payments. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Last, we sold bonds subject to the alternative minimum tax and repositioned the portfolio in fully tax-exempt bonds.

Notable purchases during the period include St. Peter GO, Lakeville ISD No. 194 GO, Prior Lake ISD No. 719 GO, and Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue bonds. Sales included Minneapolis Hospital Facilities Revenue for Fairview Hospital and Healthcare, Southern Minnesota Municipal Power Agency Power Supply System Revenue, Northern Municipal Power Agency Electric System Revenue, Princeton Hospital Revenue for Fairview Hospital and Healthcare, and Duluth EDA Hospital Facilities Revenue for St. Lukes Hospital bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 41 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.23%, based on an annualization of the current 4.5 cent ($0.045) per share dividend and the maximum offering price of $12.77 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Minnesota state personal income tax bracket of 43.42% would need to earn 7.48% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Minnesota Insured Tax-Free Income Fund. Despite an increase in Minnesota's bond issuance in 2002, strong demand for Minnesota municipal bonds should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

--------------------------------------------------------------------------------

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE      2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.24       $12.23      $11.99
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5646

CLASS C                                       CHANGE      2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.25       $12.30      $12.05
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5016

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.89%   +29.22%   +69.52%
Average Annual Total Return 2                       +2.36%    +4.35%    +4.96%
Avg. Ann. Total Return (3/31/03) 3                  +4.03%    +4.34%    +5.00%

Distribution Rate 4                        4.23%
Taxable Equivalent Distribution Rate 5     7.48%
30-Day Standardized Yield 6                3.46%
Taxable Equivalent Yield 5                 6.12%

                                                                       INCEPTION
CLASS C                                             1-YEAR    5-YEAR    (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.38%   +25.78%    +49.33%
Average Annual Total Return 2                       +4.35%    +4.49%     +5.12%
Avg. Ann. Total Return (3/31/03) 3                  +5.94%    +4.48%     +5.07%

Distribution Rate 4                        3.86%
Taxable Equivalent Distribution Rate 5     6.82%
30-Day Standardized Yield 6                3.09%
Taxable Equivalent Yield 5                 5.46%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Minnesota state personal income tax bracket of 43.42%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Franklin Minnesota
                      Insured Tax-     Lehman Brothers
                      Free Income         Municipal
         Date            Fund           Bond Index 7            CPI 7
---------------------------------------------------------------------
---------------------------------------------------------------------
     3/1/1993            $9,574          $10,000              $10,000
    3/31/1993            $9,560           $9,894              $10,035
    4/30/1993            $9,631           $9,994              $10,063
    5/31/1993            $9,674          $10,050              $10,077
    6/30/1993            $9,824          $10,218              $10,091
    7/31/1993            $9,831          $10,231              $10,091
    8/31/1993            $9,999          $10,444              $10,120
    9/30/1993           $10,099          $10,563              $10,141
   10/31/1993           $10,126          $10,583              $10,182
   11/30/1993           $10,076          $10,490              $10,190
   12/31/1993           $10,223          $10,711              $10,190
    1/31/1994           $10,311          $10,833              $10,217
    2/28/1994           $10,115          $10,553              $10,252
    3/31/1994            $9,831          $10,123              $10,287
    4/30/1994            $9,862          $10,209              $10,301
    5/31/1994            $9,938          $10,298              $10,308
    6/30/1994            $9,903          $10,235              $10,343
    7/31/1994           $10,041          $10,423              $10,371
    8/31/1994           $10,075          $10,459              $10,413
    9/30/1994            $9,972          $10,305              $10,441
   10/31/1994            $9,833          $10,122              $10,448
   11/30/1994            $9,665           $9,939              $10,462
   12/31/1994            $9,859          $10,157              $10,462
    1/31/1995           $10,100          $10,448              $10,504
    2/28/1995           $10,333          $10,752              $10,546
    3/31/1995           $10,421          $10,875              $10,580
    4/30/1995           $10,440          $10,889              $10,615
    5/31/1995           $10,658          $11,236              $10,636
    6/30/1995           $10,604          $11,138              $10,658
    7/31/1995           $10,663          $11,244              $10,658
    8/31/1995           $10,757          $11,387              $10,685
    9/30/1995           $10,824          $11,458              $10,707
   10/31/1995           $10,949          $11,625              $10,742
   11/30/1995           $11,079          $11,818              $10,735
   12/31/1995           $11,172          $11,931              $10,727
    1/31/1996           $11,226          $12,022              $10,790
    2/29/1996           $11,168          $11,940              $10,825
    3/31/1996           $11,043          $11,787              $10,881
    4/30/1996           $11,021          $11,754              $10,924
    5/31/1996           $11,029          $11,749              $10,944
    6/30/1996           $11,134          $11,877              $10,951
    7/31/1996           $11,225          $11,984              $10,972
    8/31/1996           $11,212          $11,982              $10,993
    9/30/1996           $11,350          $12,150              $11,028
   10/31/1996           $11,449          $12,287              $11,063
   11/30/1996           $11,595          $12,512              $11,084
   12/31/1996           $11,564          $12,459              $11,084
    1/31/1997           $11,586          $12,483              $11,120
    2/28/1997           $11,675          $12,598              $11,154
    3/31/1997           $11,564          $12,430              $11,182
    4/30/1997           $11,643          $12,535              $11,195
    5/31/1997           $11,778          $12,724              $11,189
    6/30/1997           $11,880          $12,860              $11,202
    7/31/1997           $12,150          $13,216              $11,216
    8/31/1997           $12,072          $13,092              $11,237
    9/30/1997           $12,186          $13,248              $11,265
   10/31/1997           $12,253          $13,333              $11,293
   11/30/1997           $12,323          $13,411              $11,286
   12/31/1997           $12,456          $13,607              $11,273
    1/31/1998           $12,552          $13,747              $11,294
    2/28/1998           $12,564          $13,751              $11,316
    3/31/1998           $12,590          $13,764              $11,337
    4/30/1998           $12,569          $13,702              $11,358
    5/31/1998           $12,726          $13,918              $11,378
    6/30/1998           $12,782          $13,973              $11,392
    7/31/1998           $12,810          $14,008              $11,405
    8/31/1998           $12,950          $14,225              $11,419
    9/30/1998           $13,065          $14,402              $11,433
   10/31/1998           $13,103          $14,402              $11,460
   11/30/1998           $13,148          $14,453              $11,460
   12/31/1998           $13,165          $14,489              $11,453
    1/31/1999           $13,262          $14,661              $11,481
    2/28/1999           $13,217          $14,597              $11,495
    3/31/1999           $13,280          $14,617              $11,529
    4/30/1999           $13,291          $14,654              $11,613
    5/31/1999           $13,241          $14,569              $11,613
    6/30/1999           $13,059          $14,359              $11,613
    7/31/1999           $13,077          $14,411              $11,648
    8/31/1999           $12,904          $14,296              $11,676
    9/30/1999           $12,867          $14,301              $11,732
   10/31/1999           $12,659          $14,147              $11,753
   11/30/1999           $12,798          $14,297              $11,760
   12/31/1999           $12,673          $14,190              $11,760
    1/31/2000           $12,602          $14,127              $11,795
    2/29/2000           $12,781          $14,291              $11,865
    3/31/2000           $13,087          $14,603              $11,962
    4/30/2000           $12,992          $14,516              $11,970
    5/31/2000           $12,882          $14,441              $11,984
    6/30/2000           $13,228          $14,824              $12,046
    7/31/2000           $13,425          $15,030              $12,074
    8/31/2000           $13,647          $15,261              $12,074
    9/30/2000           $13,558          $15,182              $12,137
   10/31/2000           $13,714          $15,347              $12,157
   11/30/2000           $13,829          $15,464              $12,165
   12/31/2000           $14,180          $15,846              $12,157
    1/31/2001           $14,289          $16,003              $12,234
    2/28/2001           $14,355          $16,054              $12,283
    3/31/2001           $14,489          $16,198              $12,311
    4/30/2001           $14,344          $16,023              $12,360
    5/31/2001           $14,477          $16,196              $12,416
    6/30/2001           $14,580          $16,305              $12,437
    7/31/2001           $14,768          $16,546              $12,402
    8/31/2001           $14,965          $16,819              $12,402
    9/30/2001           $14,906          $16,762              $12,458
   10/31/2001           $15,070          $16,962              $12,416
   11/30/2001           $14,990          $16,819              $12,395
   12/31/2001           $14,852          $16,659              $12,346
    1/31/2002           $15,063          $16,948              $12,375
    2/28/2002           $15,194          $17,151              $12,424
    3/31/2002           $14,974          $16,815              $12,494
    4/30/2002           $15,194          $17,143              $12,564
    5/31/2002           $15,282          $17,247              $12,564
    6/30/2002           $15,388          $17,430              $12,571
    7/31/2002           $15,558          $17,655              $12,585
    8/31/2002           $15,694          $17,867              $12,627
    9/30/2002           $16,003          $18,258              $12,648
   10/31/2002           $15,779          $17,955              $12,670
   11/30/2002           $15,744          $17,880              $12,670
   12/31/2002           $16,032          $18,257              $12,642
    1/31/2003           $16,040          $18,211              $12,697
    2/28/2003           $16,229          $18,466              $12,795



AVERAGE ANNUAL TOTAL RETURN

CLASS A               2/28/03
------------------------------
1-Year                 +2.36%

5-Year                 +4.35%

10-Year                +4.96%

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                Franklin Minnesota
                   Insured Tax-     Lehman Brothers
                   Free Income         Municipal
      Date             Fund           Bond Index 7         CPI 7
-----------------------------------------------------------------
-----------------------------------------------------------------
     5/1/1995         $9,900            $10,000           $10,000
    5/31/1995        $10,118            $10,319           $10,020
    6/30/1995        $10,061            $10,229           $10,040
    7/31/1995        $10,112            $10,326           $10,040
    8/31/1995        $10,204            $10,458           $10,066
    9/30/1995        $10,254            $10,523           $10,086
   10/31/1995        $10,367            $10,676           $10,120
   11/30/1995        $10,494            $10,853           $10,112
   12/31/1995        $10,577            $10,957           $10,105
    1/31/1996        $10,621            $11,041           $10,165
    2/29/1996        $10,559            $10,966           $10,198
    3/31/1996        $10,437            $10,825           $10,251
    4/30/1996        $10,411            $10,795           $10,291
    5/31/1996        $10,422            $10,791           $10,310
    6/30/1996        $10,508            $10,908           $10,316
    7/31/1996        $10,589            $11,006           $10,336
    8/31/1996        $10,580            $11,004           $10,356
    9/30/1996        $10,697            $11,158           $10,389
   10/31/1996        $10,784            $11,284           $10,422
   11/30/1996        $10,917            $11,491           $10,442
   12/31/1996        $10,882            $11,443           $10,442
    1/31/1997        $10,896            $11,464           $10,475
    2/28/1997        $10,981            $11,570           $10,508
    3/31/1997        $10,870            $11,416           $10,534
    4/30/1997        $10,940            $11,512           $10,547
    5/31/1997        $11,061            $11,686           $10,540
    6/30/1997        $11,162            $11,811           $10,553
    7/31/1997        $11,399            $12,138           $10,565
    8/31/1997        $11,320            $12,024           $10,586
    9/30/1997        $11,421            $12,167           $10,612
   10/31/1997        $11,478            $12,245           $10,639
   11/30/1997        $11,537            $12,317           $10,632
   12/31/1997        $11,666            $12,497           $10,619
    1/31/1998        $11,750            $12,626           $10,640
    2/28/1998        $11,755            $12,629           $10,660
    3/31/1998        $11,774            $12,641           $10,680
    4/30/1998        $11,749            $12,584           $10,699
    5/31/1998        $11,890            $12,783           $10,719
    6/30/1998        $11,937            $12,832           $10,731
    7/31/1998        $11,957            $12,865           $10,744
    8/31/1998        $12,081            $13,064           $10,757
    9/30/1998        $12,183            $13,227           $10,770
   10/31/1998        $12,211            $13,227           $10,796
   11/30/1998        $12,246            $13,274           $10,796
   12/31/1998        $12,266            $13,307           $10,789
    1/31/1999        $12,351            $13,465           $10,815
    2/28/1999        $12,294            $13,406           $10,828
    3/31/1999        $12,345            $13,425           $10,861
    4/30/1999        $12,359            $13,458           $10,940
    5/31/1999        $12,297            $13,380           $10,940
    6/30/1999        $12,124            $13,187           $10,940
    7/31/1999        $12,146            $13,235           $10,973
    8/31/1999        $11,968            $13,129           $10,999
    9/30/1999        $11,929            $13,134           $11,052
   10/31/1999        $11,732            $12,992           $11,072
   11/30/1999        $11,854            $13,130           $11,079
   12/31/1999        $11,733            $13,032           $11,079
    1/31/2000        $11,663            $12,974           $11,112
    2/29/2000        $11,823            $13,125           $11,177
    3/31/2000        $12,111            $13,411           $11,269
    4/30/2000        $12,018            $13,332           $11,276
    5/31/2000        $11,910            $13,263           $11,289
    6/30/2000        $12,212            $13,614           $11,348
    7/31/2000        $12,398            $13,803           $11,374
    8/31/2000        $12,596            $14,016           $11,374
    9/30/2000        $12,509            $13,943           $11,433
   10/31/2000        $12,645            $14,095           $11,453
   11/30/2000        $12,735            $14,202           $11,460
   12/31/2000        $13,064            $14,553           $11,453
    1/31/2001        $13,158            $14,697           $11,525
    2/28/2001        $13,212            $14,744           $11,571
    3/31/2001        $13,328            $14,877           $11,598
    4/30/2001        $13,190            $14,716           $11,644
    5/31/2001        $13,304            $14,875           $11,696
    6/30/2001        $13,393            $14,974           $11,716
    7/31/2001        $13,570            $15,196           $11,683
    8/31/2001        $13,732            $15,447           $11,683
    9/30/2001        $13,673            $15,394           $11,736
   10/31/2001        $13,816            $15,578           $11,696
   11/30/2001        $13,737            $15,447           $11,676
   12/31/2001        $13,604            $15,300           $11,631
    1/31/2002        $13,801            $15,565           $11,657
    2/28/2002        $13,904            $15,751           $11,704
    3/31/2002        $13,709            $15,443           $11,770
    4/30/2002        $13,902            $15,744           $11,836
    5/31/2002        $13,963            $15,840           $11,836
    6/30/2002        $14,065            $16,008           $11,843
    7/31/2002        $14,213            $16,214           $11,856
    8/31/2002        $14,331            $16,409           $11,895
    9/30/2002        $14,606            $16,768           $11,915
   10/31/2002        $14,397            $16,490           $11,935
   11/30/2002        $14,360            $16,421           $11,935
   12/31/2002        $14,627            $16,767           $11,909
    1/31/2003        $14,617            $16,725           $11,961
    2/28/2003        $14,784            $16,959           $12,054



 AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
--------------------------------
1-Year                    +4.35%

5-Year                    +4.49%

Since Inception (5/1/95)  +5.12%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN OHIO INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OHIO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED OHIO MUNICIPAL BONDS. 1, 2
--------------------------------------------------------------------------------

STATE UPDATE
Despite Ohio's efforts to continue diversifying its economy, the current slowdown has been broad based, affecting virtually every industry. Although the state's unemployment rate was below the 5.7% national level at 5.5% in January 2003, the impact of layoffs -- particularly from large manufacturing plants -- contributed to Ohio's weak personal income growth rate. 3

In early 2003, Ohio revised its budget once again to reflect additional revenue shortfalls, raising the total to more than $2 billion. 4 The state government responded by making expenditure cuts, exhausting all one-time revenue sources, applying 100% of its budget stabilization fund and enacting revenue enhancements. The list of revenue enhancements includes joining a multistate lottery and increasing cigarette and liquor taxes.

The state's debt levels, although above national medians, remained moderate in relation to its substantial economic base. For 2002, debt per capita was $749 or 2.6% of personal income, compared with the $573 and 2.3% national medians. 5 Ohio maintains a rapid debt amortization schedule, which does not exceed 20 years. 4



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.
3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RATINGSDIRECT, 2/13/03.
5. Source: Moody's Investors Service, OHIO (STATE OF), 2/13/03.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 90.

Despite these challenges, independent credit rating agencies Standard & Poor's and Moody's Investors Service retained Ohio's ratings of AA+ and Aa1. 6 However, both rating agencies hold a negative credit outlook for the state, citing significant near-term pressures from weak projected revenue growth, mounting spending concerns, exhausted one-time revenue sources and continued economic uncertainty. Nevertheless, Ohio's diverse economic base, moderate debt levels and proactive responsiveness to revenue shortfalls affirm the state's high investment-grade ratings.

PORTFOLIO NOTES
Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Ohio Insured Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.37 on February 28, 2002, to $12.60 on February 28, 2003. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

During the year under review, we focused primarily on buying bonds used for traditional municipal finance projects with strong security provisions to protect shareholders from the potential fallout associated with declining municipal revenues. We aimed to keep the Fund as fully invested as possible and attempted to enhance the portfolio's income-producing potential by selling lower coupon bonds and buying higher yielding securities. To book tax losses, we sold certain securities. Such losses can be used to offset any current or future capital gains, possibly lowering shareholders' future tax liabilities. Last, we sold some prefunded bonds and invested the proceeds in longer maturity bonds to preserve capital and to take advantage of those bonds' relatively higher yields.

PORTFOLIO BREAKDOWN
Franklin Ohio Insured
Tax-Free Income Fund
2/28/03

                         % OF TOTAL
                         LONG-TERM
                         INVESTMENTS
------------------------------------
General Obligation            43.3%

Utilities                     17.9%

Prerefunded                   10.6%

Higher Education               7.2%

Hospital & Health Care         5.0%

Tax-Supported                  4.1%

Transportation                 3.8%

Corporate-Backed               2.7%

Housing                        2.7%

Other Revenue                  1.8%

Subject to Government
Appropriations                 0.9%

6. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Ohio Insured Tax-Free Income Fund 3/1/02-2/28/03

                                         DIVIDEND PER SHARE
                       ---------------------------------------------------
MONTH                    CLASS A             CLASS B              CLASS C
--------------------------------------------------------------------------
March                   4.95 cents         4.38 cents           4.37 cents
April                   4.95 cents         4.38 cents           4.37 cents
May                     4.95 cents         4.38 cents           4.37 cents
June                    4.90 cents         4.34 cents           4.34 cents
July                    4.90 cents         4.34 cents           4.34 cents
August                  4.90 cents         4.34 cents           4.34 cents
September               4.85 cents         4.27 cents           4.29 cents
October                 4.85 cents         4.27 cents           4.29 cents
November                4.85 cents         4.27 cents           4.29 cents
December                4.80 cents         4.21 cents           4.27 cents
January                 4.80 cents         4.21 cents           4.27 cents
February                4.80 cents         4.21 cents           4.27 cents
--------------------------------------------------------------------------
TOTAL                  58.50 CENTS        51.60 CENTS          51.81 CENTS
--------------------------------------------------------------------------

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Notable purchases during the period included Butler County GO, Puerto Rico Commonwealth GO, Tri-Valley Local School District Ohio GO, Trotwood-Madison City School District GO, and Hamilton County Sales Tax bonds. Sales included North Olmsted GO, Wooster City School District GO, University of Toledo General Receipt, Ohio State Air Quality Development Authority Revenue PCR for Pennsyl-vania Power Co., and Hamilton City Electric System Mortgage Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 47 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.33%, based on an annualization of the current 4.75 cent ($0.0475) per share dividend and the maximum offering price of $13.16 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Ohio state personal income tax bracket of 43.21% would need to earn 7.62% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we are optimistic about the long-term outlook for municipal bonds and Franklin Ohio Insured Tax-Free Income Fund. Ohio's new bond issuance in 2002 was low and a decrease in volume from the previous year. This reduced new-issue supply, combined with strong demand for Ohio municipal bonds, should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

--------------------------------------------------------------------------------

FRANKLIN OHIO INSURED
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE       2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.23       $12.60       $12.37
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5850

CLASS B                                       CHANGE       2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.24       $12.64       $12.40
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5160

CLASS C                                       CHANGE       2/28/03     2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.24       $12.69       $12.45
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5181


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR  10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.77%   +30.04%  +74.32%
Average Annual Total Return 2                       +2.22%    +4.49%   +5.25%
Avg. Ann. Total Return (3/31/03) 3                  +4.01%    +4.51%   +5.26%

Distribution Rate 4                        4.33%
Taxable Equivalent Distribution Rate 5     7.62%
30-Day Standardized Yield 6                3.27%
Taxable Equivalent Yield 5                 5.76%

                                                                     INCEPTION
CLASS B                                             1-YEAR    3-YEAR   (2/1/00)
------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.24%   +24.91%   +26.39%
Average Annual Total Return 2                       +2.24%    +6.83%    +7.07%
Avg. Ann. Total Return (3/31/03) 3                  +4.00%    +6.11%    +6.91%

Distribution Rate 4                        3.96%
Taxable Equivalent Distribution Rate 5     6.97%
30-Day Standardized Yield 6                2.89%
Taxable Equivalent Yield 5                 5.09%

                                                                     INCEPTION
CLASS C                                             1-YEAR    5-YEAR   (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.23%   +26.62%   +53.48%
Average Annual Total Return 2                       +4.15%    +4.62%    +5.49%
Avg. Ann. Total Return (3/31/03) 3                  +5.96%    +4.61%    +5.43%

Distribution Rate 4                        3.93%
Taxable Equivalent Distribution Rate 5     6.92%
30-Day Standardized Yield 6                2.88%
Taxable Equivalent Yield 5                 5.07%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Ohio state personal income tax bracket of 43.21%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     Franklin Ohio
                      Insured Tax-    Lehman Brothers
                      Free Income        Municipal
      Date               Fund          Bond Index 7            CPI 7
---------------------------------------------------------------------
---------------------------------------------------------------------
     3/1/1993            $9,573          $10,000              $10,000
    3/31/1993            $9,580           $9,894              $10,035
    4/30/1993            $9,635           $9,994              $10,063
    5/31/1993            $9,679          $10,050              $10,077
    6/30/1993            $9,853          $10,218              $10,091
    7/31/1993            $9,861          $10,231              $10,091
    8/31/1993           $10,046          $10,444              $10,120
    9/30/1993           $10,155          $10,563              $10,141
   10/31/1993           $10,174          $10,583              $10,182
   11/30/1993           $10,132          $10,490              $10,190
   12/31/1993           $10,313          $10,711              $10,190
    1/31/1994           $10,418          $10,833              $10,217
    2/28/1994           $10,180          $10,553              $10,252
    3/31/1994            $9,822          $10,123              $10,287
    4/30/1994            $9,869          $10,209              $10,301
    5/31/1994            $9,945          $10,298              $10,308
    6/30/1994            $9,907          $10,235              $10,343
    7/31/1994           $10,063          $10,423              $10,371
    8/31/1994           $10,088          $10,459              $10,413
    9/30/1994            $9,960          $10,305              $10,441
   10/31/1994            $9,804          $10,122              $10,448
   11/30/1994            $9,646           $9,939              $10,462
   12/31/1994            $9,849          $10,157              $10,462
    1/31/1995           $10,108          $10,448              $10,504
    2/28/1995           $10,360          $10,752              $10,546
    3/31/1995           $10,449          $10,875              $10,580
    4/30/1995           $10,460          $10,889              $10,615
    5/31/1995           $10,724          $11,236              $10,636
    6/30/1995           $10,652          $11,138              $10,658
    7/31/1995           $10,703          $11,244              $10,658
    8/31/1995           $10,816          $11,387              $10,685
    9/30/1995           $10,865          $11,458              $10,707
   10/31/1995           $11,001          $11,625              $10,742
   11/30/1995           $11,160          $11,818              $10,735
   12/31/1995           $11,263          $11,931              $10,727
    1/31/1996           $11,327          $12,022              $10,790
    2/29/1996           $11,259          $11,940              $10,825
    3/31/1996           $11,123          $11,787              $10,881
    4/30/1996           $11,110          $11,754              $10,924
    5/31/1996           $11,137          $11,749              $10,944
    6/30/1996           $11,259          $11,877              $10,951
    7/31/1996           $11,350          $11,984              $10,972
    8/31/1996           $11,346          $11,982              $10,993
    9/30/1996           $11,514          $12,150              $11,028
   10/31/1996           $11,623          $12,287              $11,063
   11/30/1996           $11,809          $12,512              $11,084
   12/31/1996           $11,769          $12,459              $11,084
    1/31/1997           $11,773          $12,483              $11,120
    2/28/1997           $11,863          $12,598              $11,154
    3/31/1997           $11,723          $12,430              $11,182
    4/30/1997           $11,812          $12,535              $11,195
    5/31/1997           $11,968          $12,724              $11,189
    6/30/1997           $12,082          $12,860              $11,202
    7/31/1997           $12,382          $13,216              $11,216
    8/31/1997           $12,264          $13,092              $11,237
    9/30/1997           $12,398          $13,248              $11,265
   10/31/1997           $12,455          $13,333              $11,293
   11/30/1997           $12,534          $13,411              $11,286
   12/31/1997           $12,729          $13,607              $11,273
    1/31/1998           $12,846          $13,747              $11,294
    2/28/1998           $12,838          $13,751              $11,316
    3/31/1998           $12,845          $13,764              $11,337
    4/30/1998           $12,814          $13,702              $11,358
    5/31/1998           $12,992          $13,918              $11,378
    6/30/1998           $13,042          $13,973              $11,392
    7/31/1998           $13,080          $14,008              $11,405
    8/31/1998           $13,229          $14,225              $11,419
    9/30/1998           $13,396          $14,402              $11,433
   10/31/1998           $13,422          $14,402              $11,460
   11/30/1998           $13,466          $14,453              $11,460
   12/31/1998           $13,487          $14,489              $11,453
    1/31/1999           $13,597          $14,661              $11,481
    2/28/1999           $13,564          $14,597              $11,495
    3/31/1999           $13,617          $14,617              $11,529
    4/30/1999           $13,639          $14,654              $11,613
    5/31/1999           $13,557          $14,569              $11,613
    6/30/1999           $13,391          $14,359              $11,613
    7/31/1999           $13,410          $14,411              $11,648
    8/31/1999           $13,249          $14,296              $11,676
    9/30/1999           $13,248          $14,301              $11,732
   10/31/1999           $13,076          $14,147              $11,753
   11/30/1999           $13,193          $14,297              $11,760
   12/31/1999           $13,081          $14,190              $11,760
    1/31/2000           $13,024          $14,127              $11,795
    2/29/2000           $13,181          $14,291              $11,865
    3/31/2000           $13,467          $14,603              $11,962
    4/30/2000           $13,387          $14,516              $11,970
    5/31/2000           $13,337          $14,441              $11,984
    6/30/2000           $13,650          $14,824              $12,046
    7/31/2000           $13,848          $15,030              $12,074
    8/31/2000           $14,048          $15,261              $12,074
    9/30/2000           $13,973          $15,182              $12,137
   10/31/2000           $14,096          $15,347              $12,157
   11/30/2000           $14,213          $15,464              $12,165
   12/31/2000           $14,566          $15,846              $12,157
    1/31/2001           $14,653          $16,003              $12,234
    2/28/2001           $14,696          $16,054              $12,283
    3/31/2001           $14,819          $16,198              $12,311
    4/30/2001           $14,677          $16,023              $12,360
    5/31/2001           $14,800          $16,196              $12,416
    6/30/2001           $14,893          $16,305              $12,437
    7/31/2001           $15,096          $16,546              $12,402
    8/31/2001           $15,319          $16,819              $12,402
    9/30/2001           $15,301          $16,762              $12,458
   10/31/2001           $15,457          $16,962              $12,416
   11/30/2001           $15,380          $16,819              $12,395
   12/31/2001           $15,257          $16,659              $12,346
    1/31/2002           $15,495          $16,948              $12,375
    2/28/2002           $15,640          $17,151              $12,424
    3/31/2002           $15,398          $16,815              $12,494
    4/30/2002           $15,634          $17,143              $12,564
    5/31/2002           $15,710          $17,247              $12,564
    6/30/2002           $15,842          $17,430              $12,571
    7/31/2002           $16,000          $17,655              $12,585
    8/31/2002           $16,151          $17,867              $12,627
    9/30/2002           $16,461          $18,258              $12,648
   10/31/2002           $16,240          $17,955              $12,670
   11/30/2002           $16,208          $17,880              $12,670
   12/31/2002           $16,526          $18,257              $12,642
    1/31/2003           $16,498          $18,211              $12,697
    2/28/2003           $16,689          $18,466              $12,795



CLASS B (2/1/00-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     Franklin Ohio
                      Insured Tax-      Lehman
 Brothers
                      Free Income          Municipal
      Date               Fund            Bond Index 7          CPI 7
---------------------------------------------------------------------
---------------------------------------------------------------------
     2/1/2000           $10,000            $10,000            $10,000
    2/29/2000           $10,119            $10,116            $10,059
    3/31/2000           $10,334            $10,337            $10,141
    4/30/2000           $10,276            $10,276            $10,148
    5/31/2000           $10,231            $10,222            $10,160
    6/30/2000           $10,475            $10,493            $10,213
    7/31/2000           $10,613            $10,639            $10,236
    8/31/2000           $10,770            $10,803            $10,236
    9/30/2000           $10,709            $10,747            $10,289
   10/31/2000           $10,798            $10,864            $10,307
   11/30/2000           $10,892            $10,946            $10,313
   12/31/2000           $11,148            $11,217            $10,307
    1/31/2001           $11,209            $11,328            $10,372
    2/28/2001           $11,237            $11,364            $10,413
    3/31/2001           $11,326            $11,466            $10,437
    4/30/2001           $11,211            $11,342            $10,479
    5/31/2001           $11,309            $11,465            $10,526
    6/30/2001           $11,375            $11,542            $10,544
    7/31/2001           $11,524            $11,712            $10,514
    8/31/2001           $11,688            $11,906            $10,514
    9/30/2001           $11,670            $11,865            $10,562
   10/31/2001           $11,782            $12,006            $10,526
   11/30/2001           $11,718            $11,906            $10,508
   12/31/2001           $11,618            $11,792            $10,467
    1/31/2002           $11,803            $11,996            $10,491
    2/28/2002           $11,899            $12,140            $10,533
    3/31/2002           $11,719            $11,902            $10,592
    4/30/2002           $11,882            $12,135            $10,651
    5/31/2002           $11,934            $12,209            $10,651
    6/30/2002           $12,030            $12,338            $10,658
    7/31/2002           $12,154            $12,497            $10,669
    8/31/2002           $12,252            $12,647            $10,705
    9/30/2002           $12,491            $12,924            $10,723
   10/31/2002           $12,317            $12,710            $10,741
   11/30/2002           $12,287            $12,656            $10,741
   12/31/2002           $12,520            $12,923            $10,717
    1/31/2003           $12,493            $12,891            $10,765
    2/28/2003           $12,339            $13,071            $10,847



Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Franklin Ohio
                    Insured Tax-      Lehmann Brothers
                    Free Income          Municipal
      Date             Fund            Bond Index 7         CPI 7
------------------------------------------------------------------
------------------------------------------------------------------
     5/1/1995          $9,900            $10,000           $10,000
    5/31/1995         $10,152            $10,319           $10,020
    6/30/1995         $10,079            $10,229           $10,040
    7/31/1995         $10,132            $10,326           $10,040
    8/31/1995         $10,233            $10,458           $10,066
    9/30/1995         $10,275            $10,523           $10,086
   10/31/1995         $10,407            $10,676           $10,120
   11/30/1995         $10,551            $10,853           $10,112
   12/31/1995         $10,644            $10,957           $10,105
    1/31/1996         $10,707            $11,041           $10,165
    2/29/1996         $10,637            $10,966           $10,198
    3/31/1996         $10,505            $10,825           $10,251
    4/30/1996         $10,488            $10,795           $10,291
    5/31/1996         $10,507            $10,791           $10,310
    6/30/1996         $10,609            $10,908           $10,316
    7/31/1996         $10,707            $11,006           $10,336
    8/31/1996         $10,697            $11,004           $10,356
    9/30/1996         $10,841            $11,158           $10,389
   10/31/1996         $10,946            $11,284           $10,422
   11/30/1996         $11,114            $11,491           $10,442
   12/31/1996         $11,071            $11,443           $10,442
    1/31/1997         $11,070            $11,464           $10,475
    2/28/1997         $11,150            $11,570           $10,508
    3/31/1997         $11,014            $11,416           $10,534
    4/30/1997         $11,093            $11,512           $10,547
    5/31/1997         $11,233            $11,686           $10,540
    6/30/1997         $11,334            $11,811           $10,553
    7/31/1997         $11,618            $12,138           $10,565
    8/31/1997         $11,503            $12,024           $10,586
    9/30/1997         $11,613            $12,167           $10,612
   10/31/1997         $11,669            $12,245           $10,639
   11/30/1997         $11,739            $12,317           $10,632
   12/31/1997         $11,916            $12,497           $10,619
    1/31/1998         $12,018            $12,626           $10,640
    2/28/1998         $12,006            $12,629           $10,660
    3/31/1998         $12,016            $12,641           $10,680
    4/30/1998         $11,971            $12,584           $10,699
    5/31/1998         $12,130            $12,783           $10,719
    6/30/1998         $12,181            $12,832           $10,731
    7/31/1998         $12,201            $12,865           $10,744
    8/31/1998         $12,344            $13,064           $10,757
    9/30/1998         $12,493            $13,227           $10,770
   10/31/1998         $12,510            $13,227           $10,796
   11/30/1998         $12,545            $13,274           $10,796
   12/31/1998         $12,549            $13,307           $10,789
    1/31/1999         $12,655            $13,465           $10,815
    2/28/1999         $12,618            $13,406           $10,828
    3/31/1999         $12,661            $13,425           $10,861
    4/30/1999         $12,676            $13,458           $10,940
    5/31/1999         $12,595            $13,380           $10,940
    6/30/1999         $12,436            $13,187           $10,940
    7/31/1999         $12,449            $13,235           $10,973
    8/31/1999         $12,293            $13,129           $10,999
    9/30/1999         $12,276            $13,134           $11,052
   10/31/1999         $12,122            $12,992           $11,072
   11/30/1999         $12,224            $13,130           $11,079
   12/31/1999         $12,115            $13,032           $11,079
    1/31/2000         $12,048            $12,974           $11,112
    2/29/2000         $12,187            $13,125           $11,177
    3/31/2000         $12,444            $13,411           $11,269
    4/30/2000         $12,365            $13,332           $11,276
    5/31/2000         $12,313            $13,263           $11,289
    6/30/2000         $12,606            $13,614           $11,348
    7/31/2000         $12,782            $13,803           $11,374
    8/31/2000         $12,960            $14,016           $11,374
    9/30/2000         $12,886            $13,943           $11,433
   10/31/2000         $12,992            $14,095           $11,453
   11/30/2000         $13,093            $14,202           $11,460
   12/31/2000         $13,410            $14,553           $11,453
    1/31/2001         $13,484            $14,697           $11,525
    2/28/2001         $13,517            $14,744           $11,571
    3/31/2001         $13,624            $14,877           $11,598
    4/30/2001         $13,488            $14,716           $11,644
    5/31/2001         $13,605            $14,875           $11,696
    6/30/2001         $13,684            $14,974           $11,716
    7/31/2001         $13,862            $15,196           $11,683
    8/31/2001         $14,059            $15,447           $11,683
    9/30/2001         $14,037            $15,394           $11,736
   10/31/2001         $14,171            $15,578           $11,696
   11/30/2001         $14,095            $15,447           $11,676
   12/31/2001         $13,975            $15,300           $11,631
    1/31/2002         $14,185            $15,565           $11,657
    2/28/2002         $14,311            $15,751           $11,704
    3/31/2002         $14,085            $15,443           $11,770
    4/30/2002         $14,290            $15,744           $11,836
    5/31/2002         $14,353            $15,840           $11,836
    6/30/2002         $14,468            $16,008           $11,843
    7/31/2002         $14,617            $16,214           $11,856
    8/31/2002         $14,735            $16,409           $11,895
    9/30/2002         $15,021            $16,768           $11,915
   10/31/2002         $14,814            $16,490           $11,935
   11/30/2002         $14,778            $16,421           $11,935
   12/31/2002         $15,059            $16,767           $11,909
    1/31/2003         $15,028            $16,725           $11,961
    2/28/2003         $15,195            $16,959           $12,054


  AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
--------------------------------

1-Year                    +4.15%

5-Year                    +4.62%

Since Inception (5/1/95)  +5.49%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND

                                                                                         YEAR ENDED FEBRUARY 28,
                                                               ------------------------------------------------------------------
                                                                  2003            2002             2001         2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................           $10.50          $10.36           $9.61       $10.53       $10.43
                                                               ------------------------------------------------------------------
Income from investment operations:
   Net investment income a ...........................              .46             .48             .49          .48          .51
   Net realized and unrealized gains (losses) ........              .27             .14             .74         (.92)         .10
                                                               ------------------------------------------------------------------
Total from investment operations .....................              .73             .62            1.23         (.44)         .61
                                                               ------------------------------------------------------------------
Less distributions from net investment income ........             (.47)           (.48)           (.48)        (.48)        (.51)
                                                               ------------------------------------------------------------------
Net asset value, end of year .........................           $10.76          $10.50          $10.36        $9.61       $10.53
                                                               ------------------------------------------------------------------

Total return b .......................................            7.14%           6.14%          13.10%      (4.22)%        6.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................         $156,973        $127,595        $116,581     $108,831     $124,488
Ratios to average net assets:
   Expenses ..........................................             .76%            .78%            .78%         .76%         .42%
   Expenses excluding waiver and payments by affiliate             .76%            .78%            .78%         .77%         .79%
   Net investment income .............................            4.39%           4.58%           4.87%        4.79%        4.88%
Portfolio turnover rate ..............................           10.83%          23.17%          29.18%       23.92%        1.81%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                  PRINCIPAL
FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                       AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 95.6%
Alachua County Public Improvement Revenue, AMBAC Insured, 5.25%, 8/01/29 ......................   $2,500,000   $2,599,300
Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/20 ................................    1,000,000    1,051,670
Bay Medical Center Hospital Revenue, Bay Medical Center Project, AMBAC Insured, 5.00%, 10/01/27    1,025,000    1,038,499
Broward County HFAR, FSA Insured,
     5.65%, 11/01/22 ..........................................................................      405,000      419,211
     5.70%, 11/01/29 ..........................................................................      225,000      231,100
Broward County School Board COP, Series A, FSA Insured, 5.00%,
     7/01/22 ..................................................................................    2,875,000    2,976,631
     7/01/26 ..................................................................................    2,850,000    2,905,119
Canaveral Port Authority Revenue, Refunding, Series B, FGIC Insured, 5.625%, 6/01/21 ..........    1,000,000    1,085,250
Dade County HFA, MFMR, Siesta Pointe Apartments, Series A, FSA Insured, 5.75%, 9/01/29 ........    1,890,000    1,947,248
Dade County Water and Sewer System Revenue, FGIC Insured, 5.25%, 10/01/21 .....................    1,000,000    1,049,800
Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ......    1,000,000    1,017,340
Destin Capital Improvement Revenue, MBIA Insured, 5.00%, 8/01/27 ..............................    1,315,000    1,342,773
Escambia County HFA, SFMR, Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ......    1,440,000    1,516,738
Escambia County Utilities Authority Utility System Revenue,
     FGIC Insured, 5.00%, 1/01/31 .............................................................    1,775,000    1,800,116
     Refunding, Series B, FGIC Insured, 5.00%, 1/01/22 ........................................    2,000,000    2,072,020
Florida HFAR, Spinnaker Cove Apartments, Series G, AMBAC Insured, 6.50%, 7/01/36 ..............    1,600,000    1,698,624
Florida HFC Revenue,
     Housing Logans Pointe Apartments, Series F-1, FSA Insured, 5.90%, 12/01/19 ...............    1,205,000    1,280,674
     Marina Bay Apartments, Series S, FSA Insured, 5.85%, 2/01/41 .............................    1,070,000    1,150,421
Florida Intergovernmental Finance Commission Capital Revenue, Series A, AMBAC Insured, 5.00%,
 8/01/32.......................................................................................    3,570,000    3,626,085
Florida State Board of Education GO, Series F, MBIA Insured, 5.00%, 6/01/28 ...................    2,000,000    2,040,020
Florida State Board Regent Housing Revenue, University of Florida, FGIC Insured, 5.25%, 7/01/30    2,000,000    2,079,100
Florida State Department Environmental Protection Preservation Revenue, Florida Forever, Series    3,000,000    3,132,660
A, MBIA Insured, 5.00%, 7/01/21
Florida State Department of General Services Division Facilities Management Revenue, Florida
Facilities Pool, Series B, FSA Insured,
  5.50%, 9/01/28 ..............................................................................      550,000      584,276
Gulf Breeze Revenue,
     FGIC Insured, 5.80%, 12/01/20 ............................................................    1,250,000    1,410,275
     Local Government Loan Program, FGIC Insured, 6.05%, 12/01/13 .............................    1,915,000    2,198,784
Hernando County Water and Sewer Revenue, FGIC Insured, 6.00%, 6/01/19 .........................    1,035,000    1,056,652
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%,
 12/01/34......................................................................................    1,500,000    1,645,530
Hillsborough County School Board COP, MBIA Insured, 5.375%, 7/01/26 ...........................    2,000,000    2,080,720
Indian River County Water and Sewer Revenue, FGIC Insured, 5.50%, 9/01/26 .....................    1,250,000    1,323,013
Indian Trail Water Control District Improvement Revenue Bonds, MBIA Insured,
     5.75%, 8/01/16 ...........................................................................    1,090,000    1,231,482
     5.50%, 8/01/22 ...........................................................................      500,000      530,245
Jacksonville Capital Improvement Revenue, Refunding, Crossover, Series C, AMBAC Insured, 5.00%,
 10/01/25......................................................................................    4,000,000    4,091,520
Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured, 5.00%,
 10/01/32......................................................................................    1,000,000    1,015,940
Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/26 ............................    2,000,000    2,039,040
Jacksonville Water and Sewer Revenue, United Water Project, AMBAC Insured, 6.35%, 8/01/25 .....    1,000,000    1,111,650
Lake Clarke Shores Utility Systems Revenue, Refunding and Improvement, FGIC Insured, 5.80%,
 10/01/18......................................................................................    1,415,000    1,525,455
Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured, 6.00%,
 10/01/17 .....................................................................................      500,000      547,910
Lee County Airport Revenue, Series B, FSA Insured, 5.75%, 10/01/33 ............................    4,000,000    4,367,800
Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured, 6.05%,
     11/01/15 .................................................................................    2,000,000    2,257,260
     11/01/20 .................................................................................    1,500,000    1,655,280
Lynn Haven Capital Improvement Revenue,
     MBIA Insured, 5.50%, 12/01/32 ............................................................    2,000,000    2,135,600
     Series A, MBIA Insured, 5.75%, 12/01/16 ..................................................    1,000,000    1,118,370
Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ...........................    1,500,000    1,525,350
Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, ETM, 6.00%,
 10/01/24......................................................................................      215,000      228,485
Martin County Improvement Revenue, AMBAC Insured, Pre-Refunded, 6.00%, 10/01/14 ...............    1,000,000    1,095,820
Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 ............................    3,000,000    3,052,140
Miami-Dade County Aviation Revenue, Miami International Airport, Series B, FGIC Insured, 5.75%,
 10/01/29......................................................................................    2,500,000    2,729,875
Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded, 6.75%, 10/01/25     2,000,000    2,195,300
Nassau County Public Improvement Revenue, MBIA Insured, 5.00%, 5/01/31 ........................    5,000,000    5,073,250

 FRANKLIN TAX-FREE TRUST
 STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                      PRINCIPAL
  FRANKLIN FLORIDA INSURED TAX-FREE INCOME FUND                                                        AMOUNT          VALUE
 -----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Ocoee Water and Sewer System Revenue, AMBAC Insured, 5.625%, 10/01/26 ........................   $  4,220,000   $  4,541,269
  Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 .............        700,000        717,178
  Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 .....................      1,000,000      1,111,000
  Orange County School Board COP, AMBAC Insured, 5.50%, 8/01/25 ................................      1,000,000      1,061,700
  Orange County Tourist Development Tax Revenue, AMBAC Insured, 5.50%,
       10/01/22 ................................................................................      1,000,000      1,072,770
       10/01/31 ................................................................................      2,500,000      2,642,250
       10/01/32 ................................................................................      2,000,000      2,133,740
  Osceola County HFA, MFHR, Tierra Vista Apartment Project, Series A, FSA Insured,
       5.70%, 12/01/17 .........................................................................        480,000        495,422
  Osceola County Tourist Development Tax Revenue, Series A, FGIC Insured, 5.00%, 10/01/32 ......      3,000,000      3,047,820
  Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 .      1,225,000      1,244,968
  Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, 6.00%, 6/01/15 ..........      1,000,000      1,080,490
  Palm Beach County IDR, South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 .............      2,000,000      2,117,180
  Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured, 5.125%,      2,000,000      2,049,740
       11/01/30
  Palm Beach County School
  Board COP,
       Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ........................................      3,700,000      3,760,939
       Series A, AMBAC Insured, 5.125%, 8/01/24 ................................................      5,000,000      5,171,350
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ....................................      3,000,000      3,602,160
  Panama City Beach Utility Revenue, AMBAC Insured, 5.00%, 6/01/32 .............................      2,000,000      2,033,540
  Pinellas County Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ..................................      5,220,000      5,309,941
  Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 ...........      1,000,000      1,117,820
  Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/26 ..........................      1,000,000      1,018,500
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ..........      3,000,000      3,092,970
  Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded,
       5.50%, 7/01/25 ..........................................................................      1,000,000      1,114,230
  Sarasota County Utilities System Revenue, FGIC Insured, 5.75%, 10/01/27 ......................        520,000        568,386
  Seminole County School Board COP, Series A, MBIA Insured, Pre-Refunded, 6.125%, 7/01/14 ......      1,000,000      1,085,470
  St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
  Benefit, Refunding, senior lien,
    Series A, MBIA Insured, 5.25%, 5/01/25 .....................................................      5,000,000      5,235,950
  St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured, 6.125%, 10/01/32       2,240,000      2,575,082
  Stuart Utilities Revenue, FGIC Insured, Pre-Refunded,
       6.70%, 10/01/14 .........................................................................        500,000        516,070
       6.80%, 10/01/24 .........................................................................        500,000        516,355
  Tavares Water and Sewer Revenue, AMBAC Insured, 5.50%, 10/01/30 ..............................      1,000,000      1,063,530
  Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ..............        490,000        538,476
  West Melbourne Water and Sewer Revenue, FGIC Insured,
       6.75%, 10/01/14 .........................................................................        315,000        342,638
       Pre-Refunded, 6.75%, 10/01/14 ...........................................................        185,000        203,063
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $139,511,551) ..............................................                   150,069,418
                                                                                                                  ------------
  SHORT TERM INVESTMENTS 3.0%
a Orange County School Board COP, Series B,
       AMBAC Insured, Daily VRDN and Put, 1.15%, 8/01/25 .......................................      2,945,000      2,945,000
       MBIA Insured, Daily VRDN and Put, 1.15%, 8/01/27 ........................................        500,000        500,000
a Pinellas County Health Facilities Authority Revenue, Pooled
  Hospital Loan Program, Refunding, AMBAC Insured, Daily VRDN and Put, 1.15%, 12/01/15 .........        900,000        900,000
a Puerto Rico Commonwealth Government Development Bank Revenue,
  Refunding, MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 .................................        300,000        300,000
                                                                                                                  ------------
  TOTAL SHORT TERM INVESTMENTS  (COST $4,645,000) ..............................................                     4,645,000
                                                                                                                  ------------
  TOTAL INVESTMENTS (COST $144,156,551) 98.6% ..................................................                   154,714,418
  OTHER ASSETS, LESS LIABILITIES 1.4% ..........................................................                     2,258,909
                                                                                                                  ------------
  NET ASSETS 100.0% ............................................................................                  $156,973,327
                                                                                                                  ------------

See glossary of terms on page 97.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN INSURED TAX-FREE INCOME FUND

                                                                                      YEAR ENDED FEBRUARY 28,
                                                      --------------------------------------------------------------------------
CLASS A                                                    2003           2002            2001          2000 c           1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........             $12.13          $11.98         $11.24         $12.26           $12.31
                                                      --------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................                .58             .59            .60            .61              .63
   Net realized and unrealized gains (losses)                .24             .16            .74          (1.00)             .06
                                                      --------------------------------------------------------------------------
Total from investment operations ............                .82             .75           1.34           (.39)             .69
                                                      --------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................               (.58)           (.60)          (.60)          (.61)            (.64)
   Net realized gains .......................                 --              --             --           (.02)            (.10)
                                                      --------------------------------------------------------------------------
Total distributions .........................               (.58)           (.60)          (.60)          (.63)            (.74)
                                                      --------------------------------------------------------------------------
Net asset value, end of year ................             $12.37          $12.13         $11.98         $11.24           $12.26
                                                      --------------------------------------------------------------------------
Total return b ..............................              6.90%           6.39%         12.24%        (3.21)%            5.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $1,646,355     $51,554,245    $51,472,089     $1,445,546     $461,727,014
Ratios to average net assets:
   Expenses .................................               .62%            .63%           .62%           .62%             .62%
   Net investment income ....................              4.73%           4.90%          5.23%          5.23%            5.11%
Portfolio turnover rate .....................             11.74%           8.48%         10.40%         13.29%           13.16%

CLASS B
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........             $12.17          $12.00         $11.24         $11.14
                                                       --------------------------------------------------------
Income from investment operations:
   Net investment income a ..................                .51             .53            .55            .05
   Net realized and unrealized gains (losses)                .25             .17            .75            .10
                                                       --------------------------------------------------------
Total from investment operations ............                .76             .70           1.30            .15
                                                       --------------------------------------------------------
Less distributions from net investment income               (.51)           (.53)          (.54)          (.05)
                                                       --------------------------------------------------------
Net asset value, end of year ................             $12.42          $12.17         $12.00         $11.24
                                                       --------------------------------------------------------
Total return b ..............................              6.37%           5.96%         11.80%          1.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............            $82,062         $38,158         $6,291            $63
Ratios to average net assets:
   Expenses .................................              1.18%           1.18%          1.18%          1.18% d
   Net investment income ....................              4.17%           4.35%          4.68%          5.23% d
Portfolio turnover rate .....................             11.74%           8.48%         10.40%         13.29%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for
 Class B.
dAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                               YEAR ENDED FEBRUARY 28,
                                                      --------------------------------------------------------------------
CLASS C                                                  2003            2002          2001         2000           1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $12.21         $12.05         $11.31        $12.33         $12.38
                                                      --------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .52            .53            .55           .55            .57
   Net realized and unrealized gains (losses)              .25            .16            .73         (1.00)           .05
                                                      --------------------------------------------------------------------
Total from investment operations ............              .77            .69           1.28          (.45)           .62
                                                      --------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.51)          (.53)          (.54)         (.55)          (.57)
   Net realized gains .......................               --             --             --          (.02)          (.10)
                                                      --------------------------------------------------------------------
Total distributions .........................             (.51)          (.53)          (.54)         (.57)          (.67)
                                                      --------------------------------------------------------------------
Net asset value, end of year ................           $12.47         $12.21         $12.05        $11.31         $12.33
                                                      --------------------------------------------------------------------
Total return b ..............................            6.45%          5.84%         11.55%       (3.74)%          5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $129,608        $90,403        $62,212       $56,627        $65,166
Ratios to average net assets:
   Expenses .................................            1.15%          1.18%          1.18%         1.18%          1.18%
   Net investment income ....................            4.20%          4.35%          4.67%         4.66%          4.54%
Portfolio turnover rate .....................           11.74%          8.48%         10.40%        13.29%         13.16%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.4%
BONDS 97.1%
ALABAMA 4.5%
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A, AMBAC
     Insured, 5.25%, 8/15/21 .......................................................................  $  2,700,000  $  2,864,025
Alabama Water Pollution Control Authority Revenue, Fund Loan, Series A, AMBAC Insured, 5.00%,
     8/15/26 .......................................................................................    12,735,000    12,964,485
Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.25%, 6/01/18 ............     5,000,000     5,321,250
Bessemer Governmental Utility Services Corp. Water Supply Revenue, MBIA Insured, 5.25%, 6/01/32 ....     5,000,000     5,145,100

Daphne Utilities Board Water Gas and Sewer Revenue, Series B, AMBAC Insured, 5.50%, 6/01/30 ........     1,670,000     1,762,602
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond,
     Series A, MBIA Insured, 5.25%, 9/01/28 ........................................................     7,000,000     7,172,620
Helena Utilities Board Water and Sewer Revenue, MBIA Insured, 5.25%,
     4/01/27 .......................................................................................     3,260,000     3,405,103
     4/01/33 .......................................................................................     4,890,000     5,059,976
Jefferson County Sewer Revenue,
     Capital Improvement wts., Series A, FGIC Insured, 5.125%, 2/01/29 .............................    22,050,000    22,530,470
     wts., Series D, FGIC Insured, 5.75%, 2/01/22 ..................................................     5,000,000     5,590,350
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and Clinic,
Refunding, AMBAC Insured,
     6.00%, 3/01/26 ................................................................................     4,000,000     4,387,160
Muscle Shoals GO, wts., MBIA Insured, 5.50%, 8/01/30 ...............................................     2,000,000     2,123,540
University of Alabama University Revenues, FGIC Insured, 5.25%, 10/01/27 ...........................     5,975,000     6,208,742
                                                                                                                     -----------
                                                                                                                      84,535,423
                                                                                                                     -----------
ALASKA .8%
Alaska Energy Authority Power Revenue, Bradley Lake Project, MBIA Insured, 6.25%, 7/01/21 ..........         5,000         5,025
Alaska Energy Authority Utilities Revenue, Refunding, FSA Insured, 5.20%, 7/01/17 ..................     3,000,000     3,159,120
Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding, Series ......     5,000,000     5,586,850
A, MBIA Insured, 6.125%, 4/01/27
Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
     6.00%, 6/01/27 ................................................................................     5,000,000     5,167,600
     5.875%, 12/01/30 ..............................................................................       215,000       220,824
                                                                                                                     -----------
                                                                                                                      14,139,419
                                                                                                                     -----------
ARIZONA 2.7%
Arizona State Municipal Financing Program COP, Series 1986-20, MBIA Insured, ETM, 7.70%, 8/01/10 ...     6,000,000     7,605,480
Cochise County USD No. 68, GO, Sierra Vista, Refunding, FGIC Insured, 7.50%, 7/01/10 ...............       500,000       638,950
Maricopa County IDA, Hospital Facility Revenue, Samaritan Health Services, Refunding, Series
A, MBIA Insured, ETM,
     7.00%, 12/01/16 ...............................................................................       300,000       390,033
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
     5.75%, 1/01/25 ................................................................................    18,000,000    19,640,160
     5.625%, 1/01/29 ...............................................................................    12,655,000    13,481,118
Navajo County PCR, Arizona Public Service Co., Series A, MBIA Insured, 5.875%, 8/15/28 .............     3,000,000     3,114,750
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
Refunding, Series A, FGIC Insured,
     5.50%, 1/01/19 ................................................................................       150,000       150,638
Tucson Water Revenue, Series 1994-A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/21 ....................     5,000,000     5,756,350
                                                                                                                     -----------
                                                                                                                      50,777,479
                                                                                                                     -----------
ARKANSAS 1.1%
Arkansas State Development Finance Authority Water Revenue, Refunding, Series A, MBIA Insured,
  6.50%, 7/01/10 ...................................................................................     2,000,000     2,401,640
Little Rock School District GO,
     Refunding, Series B, FSA Insured, 5.50%, 2/01/33 ..............................................     3,970,000     4,157,622
     Series C, FSA Insured, 5.25%, 2/01/33 .........................................................     7,790,000     8,038,657
Paragould Water and Electric Revenue, AMBAC Insured, 5.65%, 12/01/25 ...............................     1,000,000     1,083,210
University of Arkansas University Revenues, Various Facility, Fayetteville Campus, FGIC
     Insured, 5.00%, 12/01/32 ......................................................................     4,000,000     4,067,600
                                                                                                                     -----------
                                                                                                                      19,748,729
                                                                                                                     -----------
CALIFORNIA 2.8%
California State GO, Refunding, MBIA Insured, 5.00%, 2/01/31 .......................................    20,000,000    20,248,600
Corona COP, Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 .......................    15,000,000    21,154,650
Lancaster RDA, Tax Allocation, Lancaster Residential Redevelopment, Refunding, MBIA Insured,
  6.10%, 8/01/19 ...................................................................................     1,515,000     1,544,830
Oakland RDA Tax Allocation, Central District Redevelopment, Refunding, AMBAC Insured, 5.50%, 2/01/14       250,000       287,165
Sacramento MUD, Electric Revenue, Refunding, Series D, MBIA Insured, 5.25%, 11/15/20 ...............     2,750,000     2,835,883
San Francisco BART, District Sales Tax Revenue, FGIC Insured, 5.50%, 7/01/20 .......................     1,035,000     1,131,120
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Refunding, Series A, MBIA
    Insured, 5.25%, 1/15/30.........................................................................     4,000,000     4,177,960
                                                                                                                     -----------
                                                                                                                      51,380,208
                                                                                                                     -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
COLORADO 3.2%
Broomfield COP, AMBAC Insured, 6.00%, 12/01/29 .....................................................  $  3,000,000  $  3,375,660
Centennial Water and Sanitation District Water and Sewer Revenue, Refunding, Series A, FSA
     Insured, 5.125%, 12/01/17 .....................................................................     5,000,000     5,337,600
Colorado Health Facilities Authority Revenue, Community Provider Pooled Loan Program, Series
     A, FSA Insured, 7.25%, 7/15/17 ................................................................       334,000       339,635
Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A, MBIA
     Insured, 5.00%, 9/01/21 .......................................................................     5,000,000     5,166,250
Colorado Springs Hospital Revenue, Refunding, MBIA Insured, 6.00%, 12/15/24 ........................     2,455,000     2,703,986
Colorado State Board of Agriculture Revenue, MBIA Insured, 6.40%,
     3/01/11 .......................................................................................       350,000       352,219
     3/01/17 .......................................................................................       440,000       442,790
Denver City and County Airport Revenue,
     Series C, MBIA Insured, ETM, 6.125%, 11/15/25 .................................................     8,000,000     8,819,925
     Series E, MBIA Insured, 5.50%, 11/15/25 .......................................................     5,000,000     5,273,600
Denver City and County Revenue, Children's Hospital Association Project, FGIC Insured, 6.00%, ......     3,000,000     3,135,930
     10/01/15
Garfield, Pitkin and Eagle Counties Reorganized School District No. 1 GO, MBIA Insured,
     Pre-Refunded, 6.60%, 12/15/14 .................................................................     3,600,000     3,888,396
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 .........................        20,000        20,112
Morgan County PCR, First Mortgage, Public Service Co., Refunding, Series A, MBIA Insured,
     5.50%, 6/01/12 ................................................................................     1,000,000     1,019,480
Mountain College Residence Hall Authority Revenue, MBIA Insured,
     5.625%, 6/01/12 ...............................................................................     1,900,000     2,111,147
     5.75%, 6/01/23 ................................................................................     3,000,000     3,270,180
Post-Secondary Educational Facilities Authority Revenue, University of Denver Project,
Refunding, Connie Lee Insured,
     6.00%, 3/01/10 ................................................................................     1,000,000     1,013,670
University of Colorado Hospital Authority Revenue, Refunding, Series A, AMBAC Insured,
     5.20%, 11/15/17 ...............................................................................     5,425,000     5,771,658
     5.25%, 11/15/22 ...............................................................................     7,800,000     8,075,106
                                                                                                                     -----------
                                                                                                                      60,117,344
                                                                                                                     -----------
CONNECTICUT .3%
Connecticut State Health and Educational Facilities Authority Revenue,
     Danbury Hospital, Series E, MBIA Insured, 6.50%, 7/01/14 ......................................       335,000       340,407
     Mansfield Nursing Home, AMBAC Insured, 6.00%, 11/01/22 ........................................     2,450,000     2,569,977
     Trinity College, Series D, FGIC Insured, Pre-Refunded, 6.125%, 7/01/24 ........................     2,000,000     2,172,340
                                                                                                                     -----------
                                                                                                                       5,082,724
                                                                                                                     -----------
DELAWARE .2%
Delaware State Health Facilities Authority Revenue, Medical Center, MBIA Insured, ..................     2,900,000     3,083,454
                                                                                                                     -----------
Pre-Refunded, 7.00%, 10/01/15
FLORIDA 7.3%
Celebration CDD, Special Assessment, Series B, MBIA Insured, 5.50%, 5/01/19 ........................       370,000       398,298
Clearwater Water and Sewer Revenue, FGIC Insured, 5.00%,
     12/01/28 ......................................................................................    11,050,000    11,262,602
     12/01/32 ......................................................................................    13,665,000    13,885,280
Dade County Seaport Revenue, Refunding, Series E, MBIA Insured, 8.00%, 10/01/08 ....................       200,000       255,920
Florida State Board of Education Capital Outlay GO, Public Education,
     Refunding, Series E, FGIC Insured, 5.00%, 6/01/24 .............................................     5,000,000     5,122,300
     Series B, FGIC Insured, 5.00%, 6/01/23 ........................................................     5,395,000     5,555,933
Florida State Board of Education GO,
     Public Education, Refunding, Series B, MBIA Insured, 4.75%, 6/01/22 ...........................     1,000,000     1,016,160
     Series C, MBIA Insured, 5.00%, 6/01/27 ........................................................     4,245,000     4,333,423
Greater Orlando Aviation Authority Orlando Airport Facilities Revenue, Series B, FGIC Insured,
     5.25%, 10/01/28 ...............................................................................     2,500,000     2,559,475
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, MBIA Insured, 6.25%, 12/01/34 .     1,000,000     1,097,020
Hillsborough County IDAR, University Community Hospital, MBIA Insured, 5.80%, 8/15/24 ..............     3,000,000     3,182,790
Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/30 .....................................     5,000,000     5,079,950
Jacksonville Transportation Revenue, MBIA Insured, 5.25%, 10/01/29 .................................    11,000,000    11,414,590
Lee County IDA, Utilities Revenue, Bonita Springs Utilities Project, Refunding, MBIA Insured, 6.05%,
     11/01/15 ......................................................................................     1,000,000     1,128,630
     11/01/20 ......................................................................................     1,000,000     1,103,520
Lee County Solid Waste System Revenue, MBIA Insured, 5.375%, 10/01/15 ..............................     2,000,000     2,126,980
Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 .......................     5,000,000     5,823,900
Opa-Locka Capital Improvement Revenue, FGIC Insured, 6.125%, 1/01/24 ...............................     1,000,000     1,055,680

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Orange County Health Facilities Authority Revenue, MBIA Insured, 6.00%, 11/01/24 ....................    $   260,000    $   266,380
Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 ..............................     10,000,000     10,172,200
Orange County Tourist Development Tax Revenue, AMBAC Insured,
     5.25%, 10/01/27 ................................................................................     10,000,000     10,409,600
     5.50%, 10/01/31 ................................................................................      1,000,000      1,056,900
Orlando and Orange County Expressway Authority Expressway Revenue, junior lien, FGIC Insured, 6.50%,
     7/01/10 ........................................................................................        100,000        121,821
     7/01/12 ........................................................................................        225,000        278,080
Osceola County School Board COP, Series A, AMBAC Insured, 5.25%, 6/01/27 ............................     13,000,000     13,585,650
Osceola County Transportation Revenue, Osceola Parkway Project, MBIA Insured, 6.10%, 4/01/17 ........      1,000,000      1,016,300
Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured, ............      4,000,000      4,050,360
5.00%, 11/15/30
Polk County IDAR, Winter Haven Hospital, Series 2, MBIA Insured, 6.25%, 9/01/15 .....................        910,000        938,874
Polk County School Board COP, Series A, FSA Insured, 5.00%, 1/01/24 .................................      5,000,000      5,095,100
Reedy Creek ID, Utilities Revenue, Refunding, Series 1, MBIA Insured, 5.00%, 10/01/19 ...............      3,500,000      3,563,525
Sumter County School District Revenue, Multi-District Loan Program, FSA Insured, 7.15%, 11/01/15 ....        245,000        324,794
Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 .........................      2,000,000      2,146,160
Tampa Bay Water Utility System Revenue, FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .................      2,000,000      2,364,840
Volusia County Educational Facility Authority Revenue, Embry Riddle Aeronautical University,
Refunding, Series B, AMBAC Insured,
     5.25%, 10/15/19 ................................................................................      3,500,000      3,742,935
                                                                                                                        -----------
                                                                                                                        135,535,970
                                                                                                                        -----------
GEORGIA 6.6%
Athens Housing Authority Student Housing Lease Revenue, University of Georgia, East Campus,
Refunding, AMBAC Insured,
     5.00%, 12/01/33 ................................................................................      6,000,000      6,101,400
Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...............     13,750,000     14,542,550
Atlanta GO, Refunding, FGIC Insured, 5.00%, 12/01/20 ................................................      3,775,000      3,915,657
Atlanta Water and Wastewater Revenue, Series A, FGIC Insured,
     5.00%, 11/01/29 ................................................................................      4,750,000      4,838,873
     Pre-Refunded, 5.00%, 11/01/29 ..................................................................      5,250,000      5,952,503
Brunswick Water and Sewer Revenue, Refunding and Improvement, MBIA Insured, 6.10%, 10/01/14 .........      1,535,000      1,871,088
Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle, Refunding, 2nd Series,
     AMBAC Insured, 5.25%, 5/01/34 ..................................................................      5,000,000      5,092,650
Cherokee County Water and Sewage Authority Revenue,
     FGIC Insured, 5.00%, 8/01/27 ...................................................................      1,500,000      1,527,810
     MBIA Insured, 6.90%, 8/01/18 ...................................................................         15,000         15,273
Columbus Building Authority Lease Revenue, Series A, FGIC Insured, 5.00%, 1/01/31 ...................      3,500,000      3,581,410
Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A, MBIA
     Insured, 6.50%, 7/01/24 ........................................................................        985,000        985,887
Fulton County Development Authority Revenue, Georgia Tech Athletic Association, Refunding,
     AMBAC Insured, 5.125%, 10/01/32 ................................................................      8,000,000      8,224,720
Georgia Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
Regional Healthcare Systems,
     MBIA Insured, 5.50%, 8/01/19 ...................................................................     15,000,000     16,288,050
Henry County Water and Sewer Authority Revenue, FGIC Insured, 5.625%, 2/01/30 .......................      3,500,000      3,722,775
Macon-Bibb County Urban Development Authority Revenue, MFH, Refunding, Series A, MBIA Insured,
     5.55%, 1/01/24 .................................................................................      1,590,000      1,643,154
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture Series, MBIA
Insured, 5.00%,
     7/01/27 ........................................................................................     13,470,000     13,784,120
     7/01/28 ........................................................................................     14,175,000     14,494,363
     7/01/32 ........................................................................................      8,575,000      8,747,872
Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured, 5.375%, 7/01/29      6,350,000      6,661,277
                                                                                                                        -----------
                                                                                                                        121,991,432
                                                                                                                        -----------
HAWAII 1.1%
Hawaii County GO, Refunding and Improvement, Series A, FGIC Insured, 5.60%,
     5/01/12 ........................................................................................      1,000,000      1,159,000
     5/01/13 ........................................................................................      1,000,000      1,164,190
Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
     Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 ..........................      3,000,000      3,075,390
     St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ............................      4,000,000      4,100,200
Hawaii State Department of Budget and Finance Special Purpose Revenue, Hawaiian Electric Co. ........
     Project, Series B, MBIA Insured, 5.875%, 12/01/26 ..............................................      2,000,000      2,123,100

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
HAWAII (CONT.)
Honolulu City and County GO, Series C, FGIC Insured, 5.00%, 7/01/20 .................................  $  6,250,000  $  6,516,188
Kauai County GO, Series A, FGIC Insured, Pre-Refunded, 6.125%, 8/01/23 ..............................     1,755,000     2,107,685
                                                                                                                     ------------
                                                                                                                       20,245,753
                                                                                                                     ------------
IDAHO .1%
Boise State University Revenues, Student Fee, MBIA Insured, Pre-Refunded, 6.50%, 4/01/19 ............     1,000,000     1,067,840

ILLINOIS 1.5%
Chicago Board of Education GO, Chicago School Reform, Series A, AMBAC Insured, 5.25%, 12/01/30 ......     2,000,000     2,058,100
Chicago Board of Education Lease COP, Refunding, Series A, MBIA Insured, 6.25%, 1/01/09 .............       320,000       376,848
Cook County Community College District No. 508 COP, FGIC Insured, 8.75%, 1/01/05 ....................     5,000,000     5,663,600
Illinois Health Facilities Authority Revenue,
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.35%, 8/15/10 ..................     3,243,000     3,301,569
     Michael Reese Hospital, Series A, FSA Insured, ETM, 7.60%, 2/15/05 .............................     1,650,000     1,793,385
     Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%, 11/15/28 ............     5,000,000     5,058,100
     Refunding, Series B, MBIA Insured, ETM, 7.90%, 8/15/03 .........................................       145,000       149,424
     Series 1990, FSA Insured, 7.75%, 8/15/10 .......................................................     2,260,000     2,279,391
     Series 1990, FSA Insured, ETM, 7.75%, 8/15/10 ..................................................        50,000        65,466
     Series B, MBIA Insured, 7.90%, 8/15/03 .........................................................       860,000       865,169
Macon County and Decatur COP, Decatur Public Building Commission, FGIC Insured, 6.50%, 1/01/06 ......       300,000       339,240

Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
Expansion Project, Refunding,
  Series A, AMBAC Insured, 5.25%, 6/15/27 ...........................................................     4,225,000     4,340,131
Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .......................     2,000,000     2,032,900
Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%, 11/01/20 .................       300,000       402,798
                                                                                                                     ------------
                                                                                                                       28,726,121
                                                                                                                     ------------
INDIANA .1%
Indiana Health Facility Financing Authority Hospital Revenue, Community Hospital Project,
     Refunding and Improvement, MBIA Insured, 6.40%, 5/01/12 ........................................       250,000       257,750
Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured, 7.10%, 7/01/17 .....       500,000       509,030
Patoka Lake Regional Water and Sewer District Waterworks Revenue, Series A, AMBAC Insured, ..........     1,500,000     1,580,985
Pre-Refunded, 6.45%, 1/01/15
Rockport PCR, Michigan Power Co., Refunding, Series B, FGIC Insured, 7.60%, 3/01/16 .................       185,000       187,498
                                                                                                                     ------------
                                                                                                                        2,535,263
                                                                                                                     ------------
IOWA .1%
Greater Iowa Housing Assistance Corp. Mortgage Revenue, Logan Park Project, Refunding, Series
     B, MBIA Insured, 6.50%, 1/01/24 ................................................................     2,075,000     2,076,868
                                                                                                                     ------------
KANSAS .4%
Burlington PCR, Kansas Gas and Electric Co. Project, Refunding, MBIA Insured, 7.00%, 6/01/31 ........     3,350,000     3,469,260
Cowley and Shawnee Counties SFMR, GNMA Secured, 7.35%, 12/01/11 .....................................       370,000       369,970
Kansas State Development Finance Authority Health Facility Revenue, MBIA Insured, 5.80%, 11/15/21 ...     1,330,000     1,444,207
Wichita Hospital Revenue, St. Francis, Refunding and Improvement, MBIA Insured, 6.25%, 10/01/10 .....     2,000,000     2,048,520
                                                                                                                     ------------
                                                                                                                        7,331,957
                                                                                                                     ------------
KENTUCKY .9%
Jefferson County Capital Projects Corp. Lease Revenue, MBIA Insured,
     5.375%, 6/01/22 ................................................................................     2,000,000     2,096,340
     5.50%, 6/01/28 .................................................................................       750,000       797,610
Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc., AMBAC .........     1,000,000     1,028,550
     Insured, Pre-Refunded, 6.55%, 5/01/22
Kenton County Water District No. 1 Waterworks Revenue, Series B, FGIC Insured, 5.70%, 2/01/20 .......     1,250,000     1,361,713
Kentucky Economic Development Finance Authority Hospital Facilities Revenue, St. Elizabeth
Medical Center Project, Series A,
     FGIC Insured, 6.00%, 12/01/22 ..................................................................     2,375,000     2,499,996
Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland Hospital
Corp., Refunding and Improvement,
     Series A, FSA Insured, 6.125%, 2/01/12 .........................................................     1,000,000     1,024,290
Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System Revenue, Series A,
     AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ....................................................     2,000,000     2,228,400
     MBIA Insured, 5.50%, 5/15/34 ...................................................................     5,000,000     5,326,850
                                                                                                                     ------------
                                                                                                                       16,363,749
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
LOUISIANA .9%
Louisiana Local Government Environmental Facilities CDA Revenue, Parking Facilities Corp.
Garage Project, Series A,
  AMBAC Insured, 5.375%, 10/01/31 ....................................................................  $  5,485,000  $  5,743,563
Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ...................    10,000,000    10,184,500
                                                                                                                      ------------
                                                                                                                        15,928,063
                                                                                                                      ------------
MAINE .3%
Maine State Health and Higher Educational Facilities Authority Revenue,
     Series B, FSA Insured, Pre-Refunded, 7.00%, 7/01/24 .............................................     2,000,000     2,193,860
     Series C, FSA Insured, 6.20%, 7/01/25 ...........................................................     2,015,000     2,236,187
Old Orchard Beach GO, MBIA Insured, Pre-Refunded, 6.65%, 9/01/11 .....................................       695,000       718,769
                                                                                                                      ------------
                                                                                                                         5,148,816
                                                                                                                      ------------
MARYLAND 1.0%
Baltimore Project Revenue, Wastewater Project, Refunding, FGIC Insured, 5.125%, 7/01/42 ..............    10,000,000    10,241,300
Baltimore Revenue, Wastewater Project, Series A, FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ...........     5,880,000     6,906,060
Maryland State CDA, Department of Housing and Community Development Revenue, Infrastructure
Financing, Series A,
  AMBAC Insured, 6.625%, 6/01/12 .....................................................................       245,000       250,446
Maryland State Health and Higher Educational Facilities Authority Revenue, University of
Maryland Medical System, Series B,
  FGIC Insured, 7.00%, 7/01/22 .......................................................................       200,000       260,962
                                                                                                                      ------------
                                                                                                                        17,658,768
                                                                                                                      ------------
MASSACHUSETTS 5.1%
Central Berkshire Religious School District GO, Series B, FSA Insured, 5.125%, 3/01/18 ...............     1,125,000     1,184,693
Massachusetts State GO, MBIA Insured, 5.00%, 8/01/27 .................................................     4,390,000     4,472,269
Massachusetts State Health and Educational Facilities Authority Revenue,
     Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 .................................    10,000,000    11,062,000
     Caregroup Issue, Series A, MBIA Insured, 5.00%, 7/01/25 .........................................     4,250,000     4,304,273
     Caregroup Issue, Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/25 ...........................       750,000       812,070
     Central New England Health, Series B, AMBAC Insured, 5.20%, 8/01/28 .............................     5,000,000     5,149,950
     Harvard Pilgrim Health, Series A, FSA Insured, 5.00%, 7/01/18 ...................................     3,000,000     3,118,350
     Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ............................     1,000,000     1,017,920
     Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 ...........     9,220,000     9,557,360
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 .............................     9,700,000    10,035,911
     Simmons College, Series C, MBIA Insured, 5.125%, 10/01/28 .......................................     8,000,000     8,168,240
     Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .......................................     1,120,000     1,147,698
     Youville Hospital, Refunding, Series B, MBIA Insured, Pre-Refunded, 6.00%, 2/15/25 ..............     2,000,000     2,132,380
Massachusetts State Industrial Finance Agency Revenue,
     Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 .............     5,000,000     5,338,350
     Suffolk University, AMBAC Insured, 5.25%, 7/01/17 ...............................................     3,000,000     3,215,250
Massachusetts State Port Authority Revenue,
     Refunding, Series A, FGIC Insured, 6.00%, 7/01/23 ...............................................     4,000,000     4,130,720
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/20 ..............................     1,590,000     1,671,297
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/21 ..............................     1,560,000     1,629,358
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/23 ..............................     2,155,000     2,240,079
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/24 ..............................     2,910,000     3,015,284
Massachusetts State Turnpike Authority Metropolitan Highway System Revenue, sub. lien,
Refunding, Series B, MBIA Insured,
  5.125%, 1/01/37 ....................................................................................     2,100,000     2,120,349
Massachusetts State Water Resource Authority Revenue, Refunding, Series J, FSA Insured, 5.00%, 8/01/32     8,500,000     8,607,780
                                                                                                                      ------------
                                                                                                                        94,131,581
                                                                                                                      ------------
MICHIGAN 8.4%
Central Michigan University Revenue, Series A, AMBAC Insured, 5.05%, 10/01/32 ........................     8,650,000     8,848,950
Chippewa Valley Schools GO, Refunding, AMBAC Insured, 5.00%, 5/01/27 .................................     1,000,000     1,023,640
Detroit City School District GO, Series A, FSA Insured, 5.125%, 5/01/31 ..............................     6,500,000     6,669,130
Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/21 .............................    12,390,000    12,879,777
Detroit Sewage Disposal Revenue,
     MBIA Insured, 5.00%, 7/01/25 ....................................................................     6,000,000     6,076,980
     Refunding, senior lien, Series A, FGIC Insured, 5.125%, 7/01/31 .................................     6,000,000     6,165,240

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MICHIGAN (CONT.)
Detroit Water Supply System Revenue, senior lien, Series A,
     FGIC Insured, 5.25%, 7/01/33 ........................................................................$ 20,000,000 $ 20,833,000
     MBIA Insured, 5.00%, 7/01/34 ........................................................................   5,000,000    5,064,050
Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/27 ...........................................   7,250,000    7,603,800
Jackson County Hospital Finance Authority Hospital Revenue, W.A. Foote Memorial Hospital,
Series A, AMBAC Insured,
  5.25%, 6/01/17 .........................................................................................     500,000      537,655
Kalamazoo Hospital Finance Authority Hospital Facility Revenue, Bronson Methodist Hospital,
Refunding and Improvement,
     MBIA Insured, 5.875%, 5/15/26 .......................................................................   5,500,000    5,972,230
     Series A, MBIA Insured, Pre-Refunded, 6.375%, 5/15/17 ...............................................   2,000,000    2,060,700
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding, ................   5,000,000    5,549,050
Series D, FSA Insured, 6.10%, 4/01/19
Michigan Municipal Bond Authority Revenue, Clean Water Revolving, MBIA Insured, 5.00%, 10/01/23 ..........   5,095,000    5,237,864
Michigan State Hospital Finance Authority Revenue,
     Hospital Botsford Obligation, Refunding, Series A, MBIA Insured, 5.25%, 2/15/22 .....................   2,000,000    2,080,100
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.00%, 8/15/31 ..........................  10,000,000   10,111,200
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ........................   2,500,000    2,568,200
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution
Project, Refunding, Series BB, AMBAC
  Insured, 7.00%, 5/01/21 ................................................................................     250,000      329,180
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit Education
Exempt Facilities, Refunding,
  Series D, XLCA Insured, 5.25%, 12/15/32 ................................................................  10,000,000   10,252,900
Michigan State Trunk Line Revenue, Series A, FSA Insured, 5.25%, 11/01/30 ................................  20,000,000   20,744,800
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA
  Insured, 5.25%, 11/15/31 ...............................................................................   4,000,000    4,095,240
Saginaw Valley State University Revenue, Refunding, AMBAC Insured, 5.30%, 7/01/28 ........................   3,400,000    3,544,160
Yale Public Schools District GO, FSA Insured, 5.375%, 5/01/27 ............................................   3,845,000    3,981,305
Zeeland Public Schools GO, Refunding, MBIA Insured, 5.25%, 5/01/24 .......................................   3,180,000    3,282,650
                                                                                                                        -----------
                                                                                                                        155,511,801
                                                                                                                        -----------
MINNESOTA 4.6%
Eden Prairie MFHR, Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ......................   2,000,000    2,092,520
Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/26 ..........................................   2,475,000    2,560,190
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series C, FGIC
  Insured, 5.25%, 1/01/26 ................................................................................   8,000,000    8,332,480
Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C, FGIC
  Insured, 5.25%, 1/01/32 ................................................................................   4,500,000    4,669,065
Minneapolis Special School District No. 001 COP, Refunding, Series B, FGIC Insured, 4.625%, 2/01/17 ......   1,635,000    1,686,830
Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Fairview
Hospital, Refunding, Series A,
  MBIA Insured, 5.75%, 11/15/26 ..........................................................................  12,280,000   13,219,052
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ...................   1,660,000    1,718,266
Robbinsdale ISD No. 281, GO, MBIA Insured, 5.00%, 2/01/22 ................................................   7,340,000    7,528,198
Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%, 2/01/26 .......................................  11,850,000   13,057,515
South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%,
     2/01/22 .............................................................................................  10,970,000   11,368,321
     2/01/23 .............................................................................................   6,000,000    6,182,340
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota
Obligated Group, Refunding, Series A, AMBAC Insured,
  5.20%, 7/01/16 .........................................................................................   6,500,000    6,658,145
Washington County GO,
     Governmental Housing, Scandia II Project, Series B, FGIC Insured, 6.30%, 7/01/24 ....................   1,200,000    1,244,844
     Raymie Johnson Apartments, Refunding, Series C, FGIC Insured, 6.30%, 1/01/20 ........................   2,415,000    2,505,249
Woodbury COP, Series A, AMBAC Insured, 5.35%, 2/01/21 ....................................................   2,915,000    3,083,574
                                                                                                                        -----------
                                                                                                                         85,906,589
                                                                                                                        -----------
MISSISSIPPI
Harrison County Wastewater Management District Revenue, Wastewater Treatment Facilities,
Refunding, Series A, FGIC Insured,
  8.50%, 2/01/13 .........................................................................................     200,000      279,202
                                                                                                                        -----------
MISSOURI .4%
Kansas City IDA, Mortgage Revenue, Presidential Gardens, Refunding, Series A, FNMA Insured, 5.55%, 8/01/25     340,000      353,002
St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 .........................................      70,000       70,384

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                            PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI (CONT.)
St. Louis Municipal Finance Corp. Leasehold Revenue,
     City Justice Center, Series A, AMBAC Insured, Pre-Refunded, 5.95%, 2/15/16 ........................  $  2,000,000  $  2,287,400
     Refunding and Improvement, FGIC Insured, Pre-Refunded, 6.25%, 2/15/12 .............................     2,025,000     2,219,299
St. Louis School District GO, Refunding, FGIC Insured, 6.00%, 4/01/12 ..................................     2,950,000     2,959,499
                                                                                                                        ------------
                                                                                                                           7,889,584
                                                                                                                        ------------
MONTANA .8%
Forsyth County PCR, Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 .............     4,475,000     4,533,354
Montana State Board Workers Compensation Investment Program Revenue, MBIA Insured, ETM, ................     8,500,000     9,925,960
6.875%, 6/01/20
Montana State University Revenue, Higher Education Facilities, Acquisition and Improvement,
Series C, MBIA Insured,
  6.00%, 11/15/14 ......................................................................................     1,000,000     1,005,170
                                                                                                                        ------------
                                                                                                                          15,464,484
                                                                                                                        ------------
NEBRASKA .3%
Lancaster County Hospital Authority Revenue, Bryan Memorial Hospital Project No. 1, MBIA
 Insured, ETM, 6.70%, 6/01/22 ..........................................................................     2,500,000     3,172,900
Municipal Energy Agency of Nebraska Power Supply System Revenue, Refunding, Series A, AMBAC
 Insured, 6.00%, 4/01/15 ...............................................................................     2,000,000     2,047,160
Nebraska Educational Finance Authority Revenue, Creighton University Project, AMBAC Insured,
 5.95%, 1/01/11 ........................................................................................     1,000,000     1,111,140
                                                                                                                        ------------
                                                                                                                           6,331,200
                                                                                                                        ------------
NEVADA .6%
Carson City Hospital Revenue, Series B, AMBAC Insured, 5.40%, 3/01/17 ..................................     1,000,000     1,138,550
Clark County GO, Series A, AMBAC Insured, 6.50%, 6/01/17 ...............................................       250,000       312,668
Clark County School District GO, Series A, MBIA Insured, 7.00%, 6/01/10 ................................     4,000,000     4,919,760
Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
First Tier, AMBAC Insured,
  5.625%, 1/01/34 ......................................................................................     5,000,000     5,304,550
                                                                                                                        ------------
                                                                                                                          11,675,528
                                                                                                                        ------------
NEW HAMPSHIRE .4%
New Hampshire Higher Education and Health Facilities Authority Revenue, Mary Hitchcock
Memorial Hospital, FGIC Insured,
  Pre-Refunded, 5.75%, 8/15/23 .........................................................................     6,750,000     7,331,378
                                                                                                                        ------------

NEW JERSEY 2.3%
Essex County Improvement Authority Revenue,
     Garden State Cancer Center Project, AMBAC Insured, 6.00%, 12/01/20 ................................     2,525,000     2,795,327
     Jail and Youth House Projects, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/24 .......................     3,000,000     3,362,820
Middlesex County COP, MBIA Insured, 5.30%, 6/15/29 .....................................................     3,575,000     3,721,289
Mount Laurel Township Municipal Utility Authority, Utility System Revenue,
     Refunding, Series, A, MBIA Insured, 6.00%, 7/01/15 ................................................       785,000       804,076
     Series A, MBIA Insured, Pre-Refunded, 6.00%, 7/01/15 ..............................................     1,215,000     1,292,918
New Jersey EDA Revenue, School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 .........    30,000,000    30,177,000

New Jersey State Turnpike Authority Turnpike Revenue, Refunding, Series C, AMBAC Insured, 6.50%, 1/01/16       300,000       372,585
                                                                                                                        ------------
                                                                                                                          42,526,015
                                                                                                                        ------------
NEW MEXICO .4%
Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured, 6.375%, 12/15/22 .     5,000,000     5,125,900
Gallup PCR, Plains Electric Generation, Refunding, MBIA Insured, 6.65%, 8/15/17 ........................     2,000,000     2,049,740
New Mexico Mortgage Finance Authority SFM Program Revenue, Series C, FGIC Insured, 8.625%, 7/01/17 .....       310,000       310,078
                                                                                                                        ------------
                                                                                                                           7,485,718
                                                                                                                        ------------
NEW YORK 5.8%
Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/10 ..........................       900,000     1,109,826
Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured, 5.375%, 6/01/27 ....     3,945,000     4,106,706
MTA Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ...................................     7,000,000     7,103,740
Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured, 5.75%, 8/01/29 ..     5,000,000     5,516,650
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 .................................................    10,405,000    10,673,865
     Series B, AMBAC Insured, 5.25%, 6/15/29 ...........................................................     5,000,000     5,148,050
New York City Trust Cultural Resources Revenue, New York Botanical Garden, MBIA Insured, 5.80%, 7/01/26      2,000,000     2,193,840

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Dormitory Authority Revenue,
     Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ...............................................   $  4,000,000   $  4,063,280
     Mental Health Services Facilities Improvement, Series B, MBIA Insured, 5.25%, 8/15/31 ..........     15,000,000     15,558,600
     Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 ........................      1,500,000      1,522,425
     Pace University, MBIA Insured, 5.70%, 7/01/22 ..................................................      7,500,000      8,205,900
     Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 .......................................      2,500,000      2,727,625
     St. John's University, MBIA Insured, 5.70%, 7/01/26 ............................................     15,000,000     16,363,950
     Vassar Brothers Hospital, FSA Insured, 5.375%, 7/01/25 .........................................      4,000,000      4,172,920
New York State Energy Research and Development Authority PCR,
     Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured, 6.625%, 10/01/13 ................      3,500,000      3,557,435
     Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured, 6.50%, 5/15/32 ..........      5,000,000      5,098,550
Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo International
Airport, Series A, AMBAC Insured,
  6.25%, 4/01/24 ....................................................................................      9,000,000      9,557,820
Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, Refunding, Series
  A, FSA Insured, 5.125%, 10/01/26 ..................................................................      1,495,000      1,538,176
                                                                                                                        -----------
                                                                                                                        108,219,358
                                                                                                                        -----------
NORTH CAROLINA .8%
Asheville Water System Revenue, FGIC Insured, 5.70%, 8/01/25 ........................................      1,000,000      1,088,120
North Carolina Medical Care Commission Hospital Revenue, Rex Healthcare Project, AMBAC ..............      5,000,000      5,298,900
Insured, 5.00%, 6/01/17
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, MBIA Insured, ETM, ............         20,000         23,902
6.50%, 1/01/10
Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
     11/01/25 .......................................................................................      5,000,000      5,102,800
     11/01/31 .......................................................................................      4,000,000      4,070,320
                                                                                                                        -----------
                                                                                                                         15,584,042
                                                                                                                        -----------
NORTH DAKOTA .3%
Grand Forks Health Care System Revenue, Altru Health System Obligation Group, MBIA Insured,
     5.625%, 8/15/27.................................................................................      5,390,000      5,704,183
                                                                                                                        -----------

OHIO 4.8%
Clermont County Building and Road Improvement, Refunding, AMBAC Insured, 5.60%, 9/01/14 .............      2,000,000      2,080,220
Cleveland Airport System Revenue, Series A, FSA Insured,
     5.125%, 1/01/27 ................................................................................      4,000,000      4,021,440
     5.00%, 1/01/31 .................................................................................     15,405,000     15,602,954
Cleveland Waterworks Revenue, Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/23 ......      2,750,000      2,815,230
Elyria GO, FGIC Insured, 5.40%, 12/01/17 ............................................................      2,400,000      2,611,608
Hamilton County Sales Tax, Hamilton County Football, Project B, MBIA Insured, 5.00%, 12/01/27 .......      3,250,000      3,307,233
Hamilton Wastewater System Revenue, Series A, FSA Insured, 5.15%, 10/15/17 ..........................      3,015,000      3,230,603
Licking Heights Local School District GO, School Facilities Construction and Improvements,
 Series A, FGIC Insured, 5.625%, 12/01/28 ...........................................................      3,465,000      3,684,508
Lucas County Hospital Revenue, Promedica Healthcare Obligation Group, Refunding, AMBAC
 Insured, 5.375%, 11/15/29 ..........................................................................      5,000,000      5,216,500
Medina City School District GO, FGIC Insured, 5.25%, 12/01/28 .......................................      7,500,000      7,766,025
Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest, AMBAC
 Insured, 5.375%, 2/15/24 ...........................................................................      5,500,000      5,605,270
Ohio State GO, Common Schools, FSA Insured, 5.00%, 9/15/21 ..........................................      3,230,000      3,357,197
Ohio State Turnpike Commission Turnpike Revenue, Series A, MBIA Insured, Pre-Refunded, 5.50%, 2/15/26     14,000,000     15,831,340
Springfield City School District GO, FGIC Insured, 5.20%, 12/01/23 ..................................      3,860,000      4,064,310
Streetsboro City School District GO, School Improvement, MBIA Insured, 5.125%, 12/01/21 .............      3,700,000      3,884,408
University of Cincinnati COP, University Center Project, MBIA Insured, 5.125%, 6/01/24 ..............      2,950,000      3,028,234
West Holmes Local School District GO, MBIA Insured, 5.375%, 12/01/17 ................................      3,100,000      3,328,346
                                                                                                                        -----------
                                                                                                                         89,435,426
                                                                                                                        -----------
OKLAHOMA .3%
McGee Creek Authority Water Revenue, MBIA Insured, 6.00%, 1/01/23 ...................................        300,000        362,268
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA .............      1,625,000      1,850,778
Insured, 6.20%, 3/01/20
Tulsa Industrial Authority Revenue, Holland Hall School Project, FSA Insured, Pre-Refunded,
 6.75%, 12/01/14 ....................................................................................      3,270,000      3,651,446
                                                                                                                        -----------
                                                                                                                          5,864,492
                                                                                                                        -----------
OREGON 2.1%
Chemeketa Community College District GO, FGIC Insured, Pre-Refunded, 5.95%, 6/01/16 .................      3,000,000      3,410,220
Clackamas Community College District Revenue, MBIA Insured, Pre-Refunded, 5.80%, 6/01/26 ............      2,500,000      2,830,075

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                       AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OREGON (CONT.)
Deschutes and Jefferson Counties School District No. 2-J GO, Redmond, MBIA Insured, 5.60%, 6/01/09 ...  $  1,500,000  $  1,516,395
Josephine County School District No. 7 GO, FGIC Insured, 5.70%, 6/01/13 ..............................     5,000,000     5,607,400
Northern Wasco County Peoples Utilities District Electric Revenue, FGIC Insured, 5.625%, 12/01/22 ....     1,000,000     1,081,820
Ontario Catholic Health Revenue, Holy Rosary Medical Center, MBIA Insured, 5.50%, 11/15/12 ...........       700,000       766,101
Oregon Health Sciences University Revenue,
     Series A, MBIA Insured, 5.00%, 7/01/32 ..........................................................     8,000,000     8,173,920
     Series B, MBIA Insured, 5.25%, 7/01/15 ..........................................................     1,500,000     1,600,005
Oregon State Department of Administrative Services COP, Series A,
     AMBAC Insured, Pre-Refunded, 5.80%, 5/01/24 .....................................................     5,000,000     5,797,750
     MBIA Insured, 5.70%, 5/01/17 ....................................................................     1,000,000     1,135,160
Port of Portland International Airport Revenue, Portland International Airport, Series 11,
     FGIC Insured, 5.625%, 7/01/26 ...................................................................     1,000,000     1,039,220
Washington County Unified Sewer Agency Revenue, senior lien,
     FGIC Insured, 5.50%, 10/01/16 ...................................................................     1,845,000     2,039,186
     Series A, AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 .........................................     1,000,000     1,078,100
Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
  Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 .......................     3,000,000     3,223,410
                                                                                                                       -----------
                                                                                                                        39,298,762
                                                                                                                       -----------
PENNSYLVANIA 1.7%
Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
  Insured, 6.50%, 11/15/30 ...........................................................................    10,000,000    11,722,900
Beaver County GO, Series A, MBIA Insured, Pre-Refunded, 5.90%, 10/01/26 ..............................     2,000,000     2,297,420
Pennsylvania Convention Center Authority Revenue, Series A, FGIC Insured, ETM, 6.00%, 9/01/19 ........       500,000       611,370
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25 ...     4,000,000     4,330,760
Philadelphia Gas Works Revenue, 1998 General Ordinance, 4th Series, FSA Insured, 5.00%, 8/01/32 ......     4,000,000     4,071,320
Philadelphia Water and Wastewater Revenue,
     FSA Insured, 5.50%, 6/15/15 .....................................................................       545,000       561,890
     FSA Insured, Pre-Refunded, 5.50%, 6/15/15 .......................................................       455,000       469,733
     Series A, FGIC Insured, 5.25%, 11/01/24 .........................................................     2,000,000     2,100,320
Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales Tax,
     AMBAC Insured, 5.25%, 2/01/31 ...................................................................     6,000,000     6,215,520
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 ....        90,000       113,333
                                                                                                                       -----------
                                                                                                                        32,494,566
                                                                                                                       -----------
RHODE ISLAND 1.1%
Kent County Water Authority General Revenue, Series A, MBIA Insured, 6.35%, 7/15/14 ..................     2,100,000     2,271,822
Providence GO, Series A, FSA Insured, 5.70%, 7/15/19 .................................................     3,000,000     3,325,140
Rhode Island Clean Water Financing Agency Revenue, Cranston Wastewater Treatment System, MBIA
     Insured, 5.80%, 9/01/22 .........................................................................     7,785,000     8,445,635
Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC
     Insured, Pre-Refunded, 6.75%, 6/01/25 ...........................................................     2,000,000     2,179,400
Rhode Island State Health and Educational Building Corp. Revenue,
     Higher Educational Facilities, Roger Williams Facility, Connie Lee Insured, Pre-Refunded,
      7.25%, 11/15/24 ................................................................................     2,000,000     2,245,140
     Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 .....................     1,750,000     1,883,298
                                                                                                                       -----------
                                                                                                                        20,350,435
                                                                                                                       -----------
SOUTH CAROLINA .5%
Piedmont Municipal Power Agency Electric Revenue, Refunding, FGIC Insured, 6.25%, 1/01/21 ............       200,000       240,372
Richland County Hospital Facilities Revenue, Community Provider, Pooled Loan Program, Series
  A, FSA Insured, ETM, 7.125%, 7/01/17 ...............................................................     3,000,000     3,828,930
South Carolina Jobs EDA, Industrial Revenue, South Carolina Electric & Gas Co. Project, Series
  A, AMBAC Insured, 5.20%, 11/01/27 ..................................................................     5,000,000     5,172,300
Spartanburg Sanitation Sewer District Sewer System Revenue, MBIA Insured, Pre-Refunded, 5.50%, 6/01/27       500,000       575,140
                                                                                                                       -----------
                                                                                                                         9,816,742
                                                                                                                       -----------
SOUTH DAKOTA .8%
Brookings COP, AMBAC Insured, 5.10%, 12/01/18 ........................................................     5,000,000     5,318,150
Grant County PCR, Refunding, MBIA Insured, 5.90%, 6/01/23 ............................................     4,800,000     4,937,808
Sioux Falls Medical Clinic Revenue, AMBAC Insured, 8.00%, 9/01/08 ....................................     1,440,000     1,485,374
South Dakota Lease Revenue, Series A, FSA Insured, 6.75%, 12/15/16 ...................................     2,720,000     3,499,470
South Dakota State University Revenue, Housing and Auxiliary Facilities, Refunding, Series A,
  MBIA Insured, 5.50%, 4/01/17 .......................................................................        20,000        20,771
                                                                                                                       -----------
                                                                                                                        15,261,573
                                                                                                                       -----------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                         PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                      AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TENNESSEE .7%
Greater Tennessee Housing Assistance Revenue, Section 8, Refunding, Series A, MBIA Insured,
   6.00%, 7/01/24 ....................................................................................  $  1,345,000  $  1,349,519
Johnson City Health and Educational Facilities Board Hospital Revenue, Series 2000 A, MBIA
Insured, Pre-Refunded,
   5.125%, 7/01/25 ...................................................................................     2,780,000     2,896,816
Johnson City Health and Educational Revenue, Medical Center Hospital, Refunding and Improvement,
MBIA Insured, ETM,
   5.25%, 7/01/28 ....................................................................................     8,500,000     8,897,290
                                                                                                                      ------------
                                                                                                                        13,143,625
                                                                                                                      ------------
TEXAS 11.5%
Austin Hotel Occupancy Tax Revenue, Refunding, sub. lien, AMBAC Insured,
     5.625%, 11/15/21 ................................................................................     2,355,000     2,567,562
     5.80%, 11/15/29 .................................................................................    13,750,000    15,046,488
Austin Water and Wastewater System Revenue, Refunding, Series B, FSA Insured,
     5.125%, 5/15/27 .................................................................................    11,125,000    11,374,311
     5.25%, 5/15/31 ..................................................................................     5,000,000     5,157,450
Bell County Health Facilities Development Corporate Revenue, Hospital Cook Children's Medical,
Refunding, FSA Insured,
     5.30%, 12/01/23 .................................................................................     5,000,000     5,172,700
Brazos River Authority Revenue, Houston Light and Power Co. Project, Refunding, Series A, AMBAC ......     2,000,000     2,033,560
Insured, 6.70%, 3/01/17
Coastal Bend Health Facilities Development Corp. Revenue, Series B, AMBAC Insured, ETM, 6.30%, 1/01/17    12,230,000    12,647,043
Dallas-Fort Worth International Airport Revenue,
     Joint Series A, FGIC Insured, 6.00%, 11/01/21 ...................................................     2,210,000     2,419,950
     Refunding and Improvement, Joint Series A, FGIC Insured, 5.625%, 11/01/21 .......................    12,000,000    12,728,520
Faulkey Gully MUD, GO, AMBAC Insured, 6.625%, 3/01/07 ................................................       295,000       295,000
Fort Bend County Levee ID No. 011, GO, AMBAC Insured, 6.00%,
     9/01/21 .........................................................................................     1,395,000     1,532,324
     9/01/22 .........................................................................................     1,495,000     1,642,168
     9/01/23 .........................................................................................     1,610,000     1,768,488
Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project, Refunding, ........     2,700,000     2,891,160
AMBAC Insured, 6.875%, 11/01/10
Harris County Health Facilities Development Corp. Revenue, Christus Health, Refunding, Series A,
     MBIA Insured, 5.375%, 7/01/29 ...................................................................    22,000,000    22,607,640
Harris County Hospital District Mortgage Revenue, AMBAC Insured,
     7.40%, 2/15/10 ..................................................................................     1,330,000     1,574,534
     ETM, 7.40%, 2/15/10 .............................................................................     1,020,000     1,178,732
Harris County Houston Sports Authority Revenue, senior lien, Series G, MBIA Insured, 5.25%, 11/15/30 .    21,325,000    22,014,437
Houston Airport System Revenue, sub. lien, Series B, FSA Insured, 5.50%, 7/01/30 .....................     4,700,000     4,918,456
Houston Water and Sewer System Revenue, junior lien,
     Series B, FGIC Insured, 5.75%, 12/01/30 .........................................................    10,000,000    10,965,900
     Series C, FGIC Insured, 5.375%, 12/01/27 ........................................................     6,800,000     7,094,100
Matagorda County Navigation District No. 1 Revenue, Houston Industries Inc. Project, Refunding,
     Series A, MBIA Insured, 5.25%, 11/01/29 .........................................................     3,185,000     3,222,806
     Series B, MBIA Insured, 5.15%, 11/01/29 .........................................................     2,750,000     2,789,765
Palo Duro River Authority GO, Refunding, FSA Insured, 6.375%, 8/01/08 ................................     6,000,000     6,875,880
Pflugerville GO, FGIC Insured,
     5.25%, 8/01/27 ..................................................................................     3,320,000     3,447,156
     5.20%, 8/01/32 ..................................................................................     3,000,000     3,087,540
Portland Community Center Complex Development Corp. Sales Tax Revenue, Refunding, AMBAC Insured,
     5.45%, 2/15/25 ..................................................................................     1,450,000     1,512,379
San Antonio Water Revenue,
     MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ......................................................       180,000       191,610
     Refunding and Improvement, MBIA Insured, 5.60%, 5/15/21 .........................................     3,250,000     3,486,958
San Marcos Waterworks and Sewer Systems Revenue, Series 1998, FSA Insured, 5.125%, 8/15/20 ...........     2,870,000     2,968,298
Smithville HDC, Mortgage Revenue, Smithville Retirement, Refunding, Series A, MBIA Insured,
   6.40%, 1/01/22 ....................................................................................       970,000     1,017,297
Southeast HDC, Mortgage Revenue, Stonegate Retirement, MBIA Insured, 6.40%, 1/01/24 ..................     1,040,000     1,092,343
Tarrant County Health Facilities Development Corp. Health Systems Revenue, Harris Methodist
Health System, MBIA Insured, ETM,
   6.00%, 9/01/24 ....................................................................................     3,250,000     3,857,165
Tarrant County Health Facilities Development Corp. Hospital Revenue, Fort Worth Osteopathic
Hospital, MBIA Insured,
   5.125%, 5/15/21 ...................................................................................     2,905,000     2,978,322
Texas Health Facilities Development Corp. Hospital Revenue, All Saints Episcopal Hospitals,
Series B, MBIA Insured, Pre-Refunded,
     6.25%, 8/15/22 ..................................................................................     2,500,000     2,607,825
     6.375%, 8/15/23 .................................................................................     4,885,000     5,098,377

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN INSURED TAX-FREE INCOME FUND                                                                        AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS (CONT.)
Texas State Turnpike Authority Revenue, Dallas North Tollway, Refunding, AMBAC Insured, 5.00%, 1/01/20   $  6,000,000   $  6,114,960
Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center Project,
     Series B, FSA Insured, 5.50%, 11/01/17 ..........................................................      1,000,000      1,085,510
     Series C, FSA Insured, 5.60%, 11/01/27 ..........................................................      1,430,000      1,498,569
     Series D, FSA Insured, 5.375%, 11/01/27 .........................................................      9,200,000      9,521,264
United ISD, GO, 5.125%, 8/15/26 ......................................................................      3,000,000      3,084,720
                                                                                                                         -----------
                                                                                                                         213,169,267
                                                                                                                         -----------
US TERRITORIES
District of Columbia HFA, RMR, Series 1986-1, FGIC Insured, 7.75%, 9/01/16 ...........................        370,000        372,775
                                                                                                                         -----------

UTAH .8%
Intermountain Power Agency Power Supply Revenue, Refunding, Series B, MBIA Insured, 5.75%, 7/01/19 ...      3,250,000      3,625,960
Provo Electric System Revenue, Refunding, Series A, AMBAC Insured, ETM, 10.375%, 9/15/15 .............         40,000         57,639
Utah County Hospital Revenue, IHC Health Services Inc., MBIA Insured, 5.25%,
     8/15/21 .........................................................................................      5,000,000      5,179,150
     8/15/26 .........................................................................................      5,000,000      5,091,450
                                                                                                                         -----------
                                                                                                                          13,954,199
                                                                                                                         -----------
VERMONT .3%
Vermont HFAR, Home Mortgage Purchase, Series B, MBIA Insured, 7.60%, 12/01/24 ........................      4,385,000      4,387,763
Vermont Municipal Bond Bank Revenue, Series 2, FSA Insured, 6.25%, 12/01/19 ..........................      1,000,000      1,027,520
                                                                                                                         -----------
                                                                                                                           5,415,283
                                                                                                                         -----------
VIRGINIA .7%
Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured, 6.00%, 6/01/12      5,000,000      5,360,300
Danville IDA, Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
     6.50%, 10/01/24 .................................................................................      1,000,000      1,093,760
Spotsylvania County Water and Sewer System Revenue, MBIA Insured, 5.40%, 6/01/27 .....................      3,850,000      4,021,479
Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University Project,
MBIA Insured,
     5.00%, 10/01/18 .................................................................................      1,000,000      1,054,720
     5.25%, 10/01/28 .................................................................................      1,420,000      1,473,804
                                                                                                                         -----------
                                                                                                                          13,004,063
                                                                                                                         -----------
WASHINGTON 3.6%
Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 .....................        900,000        982,800
King County Public Hospital District No. 1 Hospital Facilities Revenue, Valley Medical Center,
  King County Sewer, MBIA Insured, 6.125%, 1/01/33 ...................................................      3,000,000      3,277,560
Klickitat County PUD No. 1 Electric Revenue, FGIC Insured,
     5.65%, 10/01/15 .................................................................................      1,000,000      1,093,930
     5.75%, 10/01/27 .................................................................................      1,000,000      1,082,010
Mason County GO, School District No. 402, Pioneer, MBIA Insured, Pre-Refunded, 6.60%, 12/01/11 .......      1,040,000      1,138,228
Pierce County GO, School District No. 003 Puyallup, FGIC Insured, 5.70%, 12/01/15 ....................      1,000,000      1,127,340
Port of Longview GO, MBIA Insured, 6.00%, 11/01/15 ...................................................      2,000,000      2,260,200
Seatac Storm Water Revenue, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ..............................      2,890,000      3,064,036
Seattle Water System Revenue, FGIC Insured, 5.625%, 8/01/26 ..........................................      2,000,000      2,162,760
Snohomish County PUD No. 1, Electric Revenue, Generation System, FGIC Insured, ETM, 6.65%, 1/01/16 ...      4,250,000      5,019,718
Tacoma Electric System Revenue,
     AMBAC Insured, Pre-Refunded, 6.25%, 1/01/11 .....................................................         30,000         31,273
     FGIC Insured, Pre-Refunded, 6.25%, 1/01/15 ......................................................      6,190,000      6,575,451
Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ..................................................      3,400,000      3,674,210
Thurston and Pierce Counties Community Schools GO, Series B, AMBAC Insured, Pre-Refunded, ............      1,305,000      1,429,380
     6.65%, 12/01/09
Washington State GO, Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ..........................      6,000,000      6,189,720
Washington State Health Care Facilities Authority Revenue,
     Providence Services, MBIA Insured, 5.50%, 12/01/26 ..............................................      5,000,000      5,230,200
     Swedish Health Services, Refunding, AMBAC Insured, 5.50%, 11/15/28 ..............................     13,000,000     13,679,640
Washington State University Revenues, Housing and Dining System, MBIA Insured, Pre-Refunded,
     6.40%, 10/01/24 .................................................................................      6,130,000      6,695,247

FRANKLIN TAX-FREE TRUST STATEMENT OF INVESTMENTS,
FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
   FRANKLIN INSURED TAX-FREE INCOME FUND                                                                    AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)

   WASHINGTON (CONT.)
   Western Washington University Revenue, Housing and Dining System,
       MBIA Insured, 6.375%, 10/01/22 ............................................................     $     80,000    $      81,150
       Refunding, MBIA Insured, 6.70%, 10/01/11 ..................................................          235,000          235,999
       Refunding, MBIA Insured, 6.375%, 10/01/21 .................................................          770,000          773,157
  Yakima-Tieton Irrigation District Revenue, Refunding, FSA Insured, 6.20%, 6/01/19 ..............          350,000          360,889
                                                                                                                       -------------
                                                                                                                          66,164,898
                                                                                                                       -------------
  WEST VIRGINIA 1.1%
  Harrison County Community Solid Waste Disposal Revenue, Potomac Edison Co., Series C, AMBAC ....       11,560,000       12,541,791
  Insured, 6.75%, 8/01/24
  West Virginia State GO, Series A, FGIC Insured, 5.00%, 11/01/21 ................................        5,000,000        5,189,600
  West Virginia State University Revenue, Refunding, AMBAC Insured, 6.00%, 4/01/12 ...............        2,250,000        2,302,223
                                                                                                                       -------------
                                                                                                                          20,033,614
                                                                                                                       -------------
  WISCONSIN .2%
  Superior Limited Obligation Revenue, Midwest Energy Resources, Refunding, Series E, FGIC
   Insured, 6.90%, 8/01/21........................................................................        3,000,000        3,921,270
  Wisconsin State Health and Educational Revenue, Community Provider Program, Series A, FSA
   Insured, 7.50%, 1/15/04........................................................................          333,000          334,861
                                                                                                                           4,256,131
  WYOMING .8%
  Natrona County Hospital Revenue, Wyoming Medical Center Projects, Refunding, AMBAC Insured, ....        9,885,000       10,782,340
  6.00%, 9/15/24
  Wyoming CDA, SFMR, Series A, AMBAC Insured, 6.00%, 6/01/23 .....................................        4,495,000        4,624,276
                                                                                                                       -------------
                                                                                                                          15,406,616
                                                                                                                       -------------
  TOTAL BONDS ....................................................................................                     1,804,958,510
                                                                                                                       -------------
  ZERO COUPON BONDS 1.3%
  Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
  MBIA Insured,
       zero cpn. to 10/01/05, 6.05% thereafter, 10/01/20 .........................................       12,760,000       12,311,358
       zero cpn. to 10/01/05, 6.15% thereafter, 10/01/26 .........................................       12,195,000       11,355,130
                                                                                                                       -------------
  TOTAL ZERO COUPON BONDS ........................................................................                        23,666,488
                                                                                                                       -------------
  TOTAL LONG TERM INVESTMENTS (COST $1,710,428,058) ..............................................                     1,828,624,998
                                                                                                                       -------------
  SHORT TERM INVESTMENTS .4%
  GEORGIA
a Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.15%, 11/01/41          700,000          700,000
  MASSACHUSETTS
a Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub Series D,
  Daily VRDN and Put, 1.15%, 8/01/17 .............................................................          300,000          300,000


  NEW YORK .3%
a New York City GO,
       Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 1.10%, 8/01/20 ......          200,000          200,000
       Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, 1.10%, 8/01/21 ......        2,100,000        2,100,000
       Sub Series A-7, Daily VRDN and Put, 1.10%, 8/01/20 ........................................          800,000          800,000
a St. Lawrence County IDA, PCR Reynolds Metals, Daily VRDN and Put, 1.15%, 12/01/07 ..............        1,500,000        1,500,000
                                                                                                                       -------------
                                                                                                                           4,600,000
                                                                                                                       -------------
  NORTH CAROLINA .1%
a North Carolina Medical Care Commission Hospital Revenue, Valdese General Hospital Inc. Project,
    Refunding, Weekly VRDN and Put, 1.08%, 10/01/16 ..............................................        1,535,000        1,535,000
                                                                                                                       -------------
  TOTAL SHORT TERM INVESTMENTS (COST $7,135,000) .................................................                         7,135,000
                                                                                                                       -------------
  TOTAL INVESTMENTS (COST $1,717,563,058) 98.8% ..................................................                     1,835,759,998
  OTHER ASSETS, LESS .............................................................................                        22,265,427
                                                                                                                       -------------
  LIABILITIES 1.2%
  NET ASSETS 100.0% ..............................................................................                    $1,858,025,425
                                                                                                                       -------------


See glossary of terms on page 97.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND

                                                                                    YEAR ENDED FEBRUARY 28,
                                                      ------------------------------------------------------------------------
CLASS A                                                   2003           2002            2001           2000           1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $11.64          $11.54          $10.75          $11.71         $11.75
                                                      ------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .54             .55             .57             .58            .59
   Net realized and unrealized gains (losses)              .27             .11             .79            (.96)           .03
                                                      ------------------------------------------------------------------------
Total from investment operations ............              .81             .66            1.36            (.38)           .62
                                                      ------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.54)           (.56)           (.57)           (.58)          (.59)
   Net realized gains .......................               --              --              --              --           (.07)
                                                      ------------------------------------------------------------------------
Total distributions .........................             (.54)           (.56)           (.57)           (.58)          (.66)
                                                      ------------------------------------------------------------------------
Net asset value, end of year ................           $11.91          $11.64          $11.54          $10.75         $11.71
                                                      ------------------------------------------------------------------------
Total return b ..............................            7.19%           5.87%          12.94%         (3.34)%          5.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $426,319        $382,300        $327,650        $306,531        $340,109
Ratios to average net assets:
   Expenses .................................             .67%            .69%            .70%            .68%           .68%
   Net investment income ....................            4.59%           4.79%           5.12%           5.16%          4.99%
Portfolio turnover rate .....................           16.23%           6.31%          15.69%          25.75%          6.80%

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $11.70          $11.61          $10.81          $11.76         $11.80
                                                      ------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .48             .49             .51             .52            .52
   Net realized and unrealized gains (losses)              .28             .09             .80            (.96)           .03
                                                      ------------------------------------------------------------------------
Total from investment operations ............              .76             .58            1.31            (.44)           .55
                                                      ------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.48)           (.49)           (.51)           (.51)          (.52)
   Net realized gains .......................               --              --              --              --           (.07)
                                                      ------------------------------------------------------------------------
Total distributions .........................             (.48)           (.49)           (.51)           (.51)          (.59)
                                                      ------------------------------------------------------------------------
Net asset value, end of year ................           $11.98          $11.70          $11.61          $10.81         $11.76
                                                      ------------------------------------------------------------------------
Total return b ..............................            6.66%           5.16%          12.35%         (3.78)%          4.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $43,002         $32,354         $28,397         $27,253        $26,271
Ratios to average net assets:
   Expenses .................................            1.21%           1.24%           1.25%           1.24%          1.24%
   Net investment income ....................            4.05%           4.24%           4.57%           4.60%          4.44%
Portfolio turnover rate .....................           16.23%           6.31%          15.69%          25.75%          6.80%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                      PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                     AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.3%
Ashburnham and Westminister Regional School District GO, MBIA Insured, 6.00%, 12/15/13 ..........  $  2,700,000  $  2,847,366
Attleboro GO, AMBAC Insured, Pre-Refunded, 6.00%,
  7/01/11 .......................................................................................     1,045,000     1,132,613
  7/01/12 .......................................................................................     1,045,000     1,132,613
  7/01/13 .......................................................................................       685,000       742,430
  7/01/14 .......................................................................................       755,000       818,299
Boston GO,
  MBIA Insured, 5.00%, 2/01/21 ..................................................................     3,000,000     3,108,930
  Series A, MBIA Insured, 5.00%, 2/01/22 ........................................................     2,940,000     3,027,171
Chelsea GO, State Qualified, Refunding, AMBAC Insured, 5.125%, 6/15/16 ..........................     1,750,000     1,868,125
Dudley Charleston Regional School District GO, Series B, FGIC Insured, 5.25%, 5/01/19 ...........     3,140,000     3,527,664
Foxborough Stadium Infrastructure Improvement Revenue, 5.75%, 6/01/25 ...........................     4,000,000     4,394,480
Greater Lawrence Sanitary District GO, MBIA Insured, 5.625%, 6/15/20 ............................     1,000,000     1,097,860
Holyoke Gas and Electric Department Revenue, Series A, MBIA Insured, 5.00%, 12/01/26 ............     9,805,000     9,986,000
Hudson GO, MBIA Insured, 6.00%,
  5/15/13 .......................................................................................       250,000       267,550
  5/15/14 .......................................................................................       240,000       256,848
Kingston GO, FGIC Insured, 5.50%, 11/15/19 ......................................................     2,055,000     2,226,161
Lawrence GO, AMBAC Insured, 5.00%, 2/01/21 ......................................................     1,000,000     1,039,660
Lenox GO, Refunding, AMBAC Insured,
  6.60%, 10/15/11 ...............................................................................     1,000,000     1,015,740
  6.625%, 10/15/15 ..............................................................................       500,000       507,885
Lowell GO,
  FGIC Insured, 5.85%, 2/15/20 ..................................................................     1,595,000     1,787,548
  State Qualified, AMBAC Insured, 5.00%, 2/01/21 ................................................     1,330,000     1,393,468
  State Qualified, AMBAC Insured, 5.00%, 2/01/22 ................................................     1,405,000     1,461,734
Ludlow GO, School Project, Limited Tax, MBIA Insured,
  7.30%, 11/01/07 ...............................................................................       210,000       257,347
  7.30%, 11/01/08 ...............................................................................       210,000       261,965
  7.40%, 11/01/09 ...............................................................................       210,000       267,105
Lynn Water and Sewer Commission General Revenue, Series A, FSA Insured, 5.125%, 12/01/17 ........     3,000,000     3,182,400
Mansfield GO, Municipal Purpose Loan, FGIC Insured, 5.125%, 8/15/17 .............................     1,685,000     1,786,184
Marthas Vineyard Land Bank Revenue, AMBAC Insured,
  4.875%, 5/01/22 ...............................................................................     2,000,000     2,047,360
  5.00%, 5/01/32 ................................................................................     2,000,000     2,026,920
Massachusetts Bay Transportation Authority COP, MBIA Insured, 7.75%, 1/15/06 ....................     1,500,000     1,616,835
Massachusetts Bay Transportation Authority Revenue, General Transportation System,
  Series C, FGIC Insured, 5.25%, 3/01/15 ........................................................     2,000,000     2,248,420
  Series D, MBIA Insured, 5.00%, 3/01/27 ........................................................     5,000,000     5,064,450
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior Series A, FGIC ..     5,000,000     5,081,650
Insured, 5.00%, 7/01/27
Massachusetts Education Loan Authority Revenue, Issue D, Series A, MBIA Insured, 7.25%, 1/01/09 .       810,000       818,189

Massachusetts State College Building Authority Project Revenue,
  Refunding, Series B, 5.50%, 5/01/39 ...........................................................     5,000,000     5,523,750
  Series 1, MBIA Insured, 5.375%, 5/01/23 .......................................................     5,000,000     5,248,650
Massachusetts State Development Finance Agency Revenue,
  Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured, 5.125%, 2/01/34    26,400,000    26,957,040
  MBIA Insured, 5.20%, 7/01/32 ..................................................................     2,250,000     2,320,268
  Series A, AMBAC Insured, 5.375%, 1/01/42 ......................................................     4,000,000     4,210,520
  Series A, GNMA Secured, 6.90%, 10/20/41 .......................................................     2,090,000     2,451,486
  Western New England College, AMBAC Insured, 5.25%, 7/01/20 ....................................     1,500,000     1,601,280
Massachusetts State GO, Consolidated Loan, Series C, FGIC Insured, 5.25%, 11/01/30 ..............     9,645,000    10,044,689
Massachusetts State GO, MBIA Insured, 5.00%,
  8/01/22 .......................................................................................     4,100,000     4,242,885
  8/01/27 .......................................................................................     4,395,000     4,477,362
Massachusetts State Health and Educational Facilities Authority Revenue,
  Bay State Medical Center, Refunding, Series D, FGIC Insured, 6.00%, 7/01/15 ...................     1,500,000     1,551,375
  Bay State Medical Center, Series E, FSA Insured, 6.00%, 7/01/26 ...............................     1,500,000     1,659,300
  Berkshire Health System, Series D, MBIA Insured, 6.00%, 10/01/19 ..............................     5,500,000     6,094,385
  Beverly Hospital, Lot 1, Refunding, Series D, MBIA Insured, 7.30%, 7/01/13 ....................     1,625,000     1,635,205

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Massachusetts State Health and Educational Facilities Authority Revenue, (cont.)
     Boston College, Refunding, Series L, MBIA Insured, 4.75%, 6/01/31 .....................  $  5,500,000  $  5,440,545
     Boston College, Series J, FGIC Insured, 6.625%, 7/01/21 ...............................        20,000        20,331
     Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/20 ...............     3,000,000     3,061,080
     Brandeis University, Refunding, Series I, MBIA Insured, 4.75%, 10/01/28 ...............     2,490,000     2,475,309
     Cable Housing and Health Services, Series A, MBIA Insured, 5.25%, 7/01/23 .............     1,000,000     1,002,060
     Catholic Health East, Series A, AMBAC Insured, 5.00%, 11/15/28 ........................     6,575,000     6,617,935
     Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/18 ...................     3,500,000     3,710,175
     Cooley Dickinson Hospital, Series B, AMBAC Insured, 5.50%, 11/15/25 ...................     7,720,000     8,027,642
     Dana-Farber Cancer Institute, Refunding, Series F, FGIC Insured, 6.00%, 12/01/15 ......     1,000,000     1,052,630
     Harvard University, Series FF, 5.125%, 7/15/37 ........................................     8,000,000     8,187,680
     Lahey Clinic Medical Center, Series B, MBIA Insured, 5.375%, 7/01/23 ..................    21,730,000    22,119,402
     Massachusetts General Hospital, Refunding, Series F, AMBAC Insured, 6.00%, 7/01/15 ....     2,500,000     2,585,625
     Massachusetts General Hospital, Series F, AMBAC Insured, Pre-Refunded, 6.25%, 7/01/20 .     7,000,000     7,256,130
     Mt. Auburn Hospital, Series B-1, MBIA Insured, 6.30%, 8/15/24 .........................     6,500,000     7,033,000
     New England Medical Center Hospital, Series H, FGIC Insured, 5.00%, 5/15/22 ...........    10,000,000    10,273,800
     Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/18 .....................     1,300,000     1,430,260
     Newton-Wellesley Hospital, Series E, MBIA Insured, 6.00%, 7/01/25 .....................     6,750,000     7,371,473
     Northeastern University, Series I, MBIA Insured, 5.00%, 10/01/29 ......................     1,250,000     1,267,350
     Partners Healthcare System, Series A, MBIA Insured, 5.375%, 7/01/24 ...................     5,000,000     5,173,150
     Springfield College, AMBAC Insured, 5.00%, 10/15/27 ...................................     2,500,000     2,530,725
     Stonehill College, MBIA Insured, 6.55%, 7/01/12 .......................................       495,000       507,222
     Stonehill College, Series E, MBIA Insured, 6.60%, 7/01/20 .............................     1,550,000     1,588,332
     Stonehill College, Series F, AMBAC Insured, 5.75%, 7/01/26 ............................     1,690,000     1,837,131
     Tufts University, Series I, 5.25%, 2/15/30 ............................................     4,000,000     4,125,600
     University of Massachusetts Project, Series A, FGIC Insured, 5.875%, 10/01/29 .........     4,000,000     4,454,280
     University of Massachusetts Project, Series C, MBIA Insured, 5.25%, 10/01/31 ..........     1,500,000     1,554,765
     University of Massachusetts, Series C, FGIC Insured, 5.125%, 10/01/34 .................     3,000,000     3,067,080
     University of Massachusetts, Worcester Campus, Series B, FGIC Insured, 5.25%, 10/01/31      3,500,000     3,616,935
     Wellesley College, Series F, 5.125%, 7/01/39 ..........................................     7,500,000     7,608,525
     Wheelock College, Series B, MBIA Insured, 5.625%, 10/01/30 ............................     1,770,000     1,882,501
     Williams College, Series F, MBIA Insured, 5.50%, 7/01/26 ..............................     2,500,000     2,598,525
Massachusetts State HFA,
     Housing Revenue, Rental, Series A, AMBAC Insured, 5.95%, 7/01/30 ......................     2,000,000     2,104,420
     MFHR, Section 8 Assisted, Series A, GNMA Secured, ETM, 7.00%, 4/01/21 .................       430,000       567,020
     SFHR, Series 53, MBIA Insured, 6.15%, 12/01/29 ........................................     1,770,000     1,844,092
     SFHR, Series 57, MBIA Insured, 5.55%, 6/01/25 .........................................     3,505,000     3,589,961
     SFHR, Series 59, AMBAC Insured, 5.50%, 12/01/30 .......................................     2,395,000     2,455,091
Massachusetts State Industrial Finance Agency Electrical Utility Revenue, Nantucket Electric
  Co., Series A, AMBAC Insured, 5.875%, 7/01/17 ............................................     4,000,000     4,354,680
Massachusetts State Industrial Finance Agency Revenue,
     Combined Jewish Philanthropies, Refunding, Series A, AMBAC Insured, 6.375%, 2/01/15 ...     2,010,000     2,146,017
     Simons Rock College, AMBAC Insured, 5.50%, 6/01/27 ....................................     1,560,000     1,637,002
     St. Marks School Issue, MBIA Insured, 5.375%, 1/01/21 .................................     2,665,000     2,777,783
     Suffolk University, AMBAC Insured, 5.25%, 7/01/27 .....................................     4,000,000     4,123,280
     Trustees Deerfield Academy, 5.25%, 10/01/27 ...........................................     2,800,000     2,895,704
     Tufts University, Refunding, Series H, MBIA Insured, 4.75%, 2/15/28 ...................     2,700,000     2,684,313
     Western New England College, AMBAC Insured, 5.00%, 7/01/28 ............................     4,000,000     4,051,080
     WGBH Educational Foundation, Refunding, AMBAC Insured, 5.00%, 3/01/28 .................     2,500,000     2,530,850
     Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.125%, 9/01/17 .............     3,720,000     3,959,010
     Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.50%, 9/01/21 ...     2,000,000     2,135,140
     Worcester Polytechnic Institute, Refunding, Series II, MBIA Insured, 5.125%, 9/01/27 ..     4,000,000     4,076,200
Massachusetts State Port Authority Revenue,
     Series A, FSA Insured, 5.125%, 7/01/17 ................................................     2,000,000     2,102,260
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/19 ....................     2,215,000     2,348,277
     Special Facilities, Bosfuel Project, MBIA Insured, 5.625%, 7/01/22 ....................     2,310,000     2,407,574
     Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/29 .....................     7,450,000     7,827,343
     Special Facilities, Bosfuel Project, MBIA Insured, 5.75%, 7/01/39 .....................     1,000,000     1,050,650

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                     PRINCIPAL
  FRANKLIN MASSACHUSETTS INSURED TAX-FREE INCOME FUND                                                 AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Massachusetts State Port Authority Revenue, (cont.)
       US Airways Project, MBIA Insured, 6.00%, 9/01/21 ........................................     $4,700,000   $  5,075,812
       US Airways Project, Series A, MBIA Insured, 5.875%, 9/01/23 .............................      4,500,000      4,737,375
  Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Series A, MBIA Insured, 5.00%, 1/01/37 ..................................................     10,000,000     10,034,400
       subien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ..............................     10,000,000     10,096,900
       sublien, Series B, MBIA Insured, 5.25%, 1/01/29 .........................................      4,600,000      4,727,236
  Massachusetts State Water Pollution Abatement Trust Revenue,
       Pool Program Bonds, Series 6, 5.50%, 8/01/30 ............................................      3,695,000      3,932,441
       Pool Program Bonds, Series 7, 5.125%, 2/01/31 ...........................................      6,000,000      6,141,660
       Water Revenue Authority Program, Refunding, Sub Series A, 5.75%, 8/01/29 ................      5,000,000      5,493,050
  Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement Revenue, New
  Bedford Program, Refunding,
    Series A, FGIC Insured, 4.75%, 2/01/26 .....................................................      5,000,000      4,992,850
  Massachusetts State Water Resource Authority Revenue, Refunding,
       Series A, FGIC Insured, 5.75%, 8/01/39 ..................................................      9,275,000     10,175,139
       Series B, MBIA Insured, Pre-Refunded, 5.00%, 3/01/22 ....................................      1,500,000      1,500,000
  Melrose GO, MBIA Insured,
       6.00%, 8/15/11 ..........................................................................        200,000        216,120
       6.05%, 8/15/12 ..........................................................................        200,000        216,262
       6.10%, 8/15/13 ..........................................................................        200,000        216,404
       6.10%, 8/15/14 ..........................................................................        200,000        216,404
  New Bedford GO, Municipal Purpose Loan, FGIC Insured, 5.00%, 5/01/21 .........................      3,685,000      3,860,775
  Plymouth County COP, Correctional Facility Project, Refunding, AMBAC Insured, 5.125%, 10/01/18      2,000,000      2,117,060
  Route 3 North Transportation Improvement Association Lease Revenue, MBIA Insured,
   Pre-Refunded, 5.375%, 6/15/33 ...............................................................     15,475,000     17,784,799

  Salisbury GO, MBIA Insured, 5.30%, 3/15/27 ...................................................      2,795,000      2,948,418
  Shrewsbury GO, Municipal Purpose Loan, 5.00%, 8/15/20 ........................................      2,075,000      2,182,340
  South Essex Sewer District GO,
       AMBAC Insured, 6.25%, 11/01/11 ..........................................................        330,000        337,735

       Series B, MBIA Insured, Pre-Refunded, 7.00%, 6/01/24 ....................................      2,800,000      3,059,756
  Springfield GO, Municipal
  Purpose Loan,
       FGIC Insured, 5.00%, 8/01/21 ............................................................      5,000,000      5,243,350
       FSA Insured, 5.00%, 11/15/18 ............................................................      1,500,000      1,578,195
  Springfield Water and Sewer Commission Revenue, Series A, AMBAC Insured, 5.00%, 11/01/21 .....      2,775,000      2,904,481
  Wakefield GO, FGIC Insured, 5.00%, 2/01/21 ...................................................      1,070,000      1,121,060
  Whately GO, AMBAC Insured,
       6.20%, 1/15/07 ..........................................................................        215,000        222,945
       6.30%, 1/15/08 ..........................................................................        215,000        223,021
       6.40%, 1/15/10 ..........................................................................        200,000        207,533
  Whitman Hanson Regional School District GO, Refunding, FGIC Insured, 5.00%, 6/15/21 ..........      1,960,000      2,048,670
  Winthrop GO, AMBAC Insured, 5.00%, 11/01/20 ..................................................      1,230,000      1,298,290
  Worcester GO, Refunding, Series E, MBIA Insured, 6.00%, 10/01/15 .............................      1,335,000      1,495,733
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS (COST $436,370,714) ..............................................                   465,868,324
                                                                                                                  ------------
  SHORT TERM INVESTMENTS .4%
a Massachusetts State Water Resource Authority Revenue, Multi-Modal,
  Refunding, Sub Series D, Daily VRDN and Put, 1.15%, 8/01/17 (Cost$1,800,000) .................      1,800,000      1,800,000
                                                                                                                  ------------
  TOTAL INVESTMENTS (COST $438,170,714) 99.7% ..................................................                   467,668,324
  OTHER ASSETS, LESS LIABILITIES .3%............................................................                     1,652,835
                                                                                                                  ------------
  NET ASSETS 100.0% ............................................................................                  $469,321,159
                                                                                                                  ------------


See glossary of terms on page 97.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND

                                                                                  YEAR ENDED FEBRUARY 28,
                                                  ------------------------------------------------------------------------------
CLASS A                                                2003            2002              2001           2000 c             1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........         $12.25          $12.08            $11.37          $12.28            $12.20
                                                  ------------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................            .57             .58               .60             .60               .61
   Net realized and unrealized gains (losses)            .28             .18               .70            (.91)              .13
                                                  ------------------------------------------------------------------------------
Total from investment operations ............            .85             .76              1.30            (.31)              .74
                                                  ------------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................           (.57)           (.59)             (.59)           (.60)             (.61)
   Net realized gains .......................           (.07)             --                --              -- d            (.05)
                                                  ------------------------------------------------------------------------------
Total distributions .........................           (.64)           (.59)             (.59)           (.60)             (.66)
                                                  ------------------------------------------------------------------------------
Net asset value, end of year ................         $12.46          $12.25            $12.08          $11.37            $12.28
                                                  ------------------------------------------------------------------------------
Total return b ..............................          7.17%           6.44%            11.74%         (2.57)%             6.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $1,253,847      $1,185,152        $1,084,743      $1,057,787        $1,161,345
Ratios to average net assets:
   Expenses .................................           .64%            .64%              .64%            .63%              .63%
   Net investment income ....................          4.62%           4.81%             5.10%           5.10%             4.98%
Portfolio turnover rate .....................         13.22%           8.86%            10.34%          13.73%             7.37%

CLASS B
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........         $12.29          $12.12            $11.38          $11.31
                                                   ------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................            .50             .52               .54             .05
   Net realized and unrealized gains (losses)            .30             .17               .73             .07
                                                   ------------------------------------------------------------
Total from investment operations ............            .80             .69              1.27             .12
                                                   ------------------------------------------------------------
Less distributions from:
   Net investment income ....................           (.51)           (.52)             (.53)           (.05)
   Net realized gains .......................           (.07)             --                --              --
                                                   ------------------------------------------------------------
Total distributions .........................           (.58)           (.52)             (.53)           (.05)
                                                   ------------------------------------------------------------
Net asset value, end of year ................         $12.51          $12.29            $12.12          $11.38
                                                   ------------------------------------------------------------
Total return b ..............................          6.64%           5.81%            11.28%           1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $49,931         $30,225            $7,818            $228
Ratios to average net assets:
   Expenses .................................          1.19%           1.19%             1.20%           1.19% e
   Net investment income ....................          4.07%           4.25%             4.52%           4.88% e
Portfolio turnover rate .....................         13.22%           8.86%            10.34%          13.73%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for
 Class B.
dThe fund made a capital gain distribution of $.0003.
eAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                  YEAR ENDED FEBRUARY 28,
                                                      ----------------------------------------------------------------------
CLASS C                                                  2003           2002           2001             2000           1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $12.34         $12.17         $11.45           $12.36         $12.27
                                                      ----------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .51            .52            .54              .54            .55
   Net realized and unrealized gains (losses)              .29            .17            .71             (.92)           .13
                                                      ----------------------------------------------------------------------
Total from investment operations ............              .80            .69           1.25             (.38)           .68
                                                      ----------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.51)          (.52)          (.53)            (.53)          (.54)
   Net realized gains .......................             (.07)            --             --               -- c         (.05)
                                                      ----------------------------------------------------------------------
Total distributions .........................             (.58)          (.52)          (.53)            (.53)          (.59)
                                                      ----------------------------------------------------------------------
Net asset value, end of year ................           $12.56         $12.34         $12.17           $11.45         $12.36
                                                      ----------------------------------------------------------------------
Total return b ..............................            6.63%          5.80%         11.14%           (3.11)%         5.71%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $110,159        $77,514        $53,620          $49,038        $49,970
Ratios to average net assets:
   Expenses .................................            1.16%          1.19%          1.20%            1.19%          1.19%
   Net investment income ....................            4.10%          4.26%          4.54%            4.54%          4.42%
Portfolio turnover rate .....................           13.22%          8.86%         10.34%           13.73%          7.37%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.0003.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                        PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.0%
Allegan Public School GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ..............................    $4,165,000    $4,782,919
Allendale Public School District GO,
   MBIA Insured, Pre-Refunded, 6.00%, 5/01/24 ......................................................     3,750,000     3,999,638
   School Building and Site, FGIC Insured, 5.125%, 5/01/27 .........................................     6,450,000     6,637,115
   School Building and Site, FGIC Insured, 5.125%, 5/01/32 .........................................     5,490,000     5,632,850
Almont Community Schools GO, FGIC Insured, 5.50%, 5/01/26 ..........................................     1,925,000     1,991,220
Alpena Public Schools GO, MBIA Insured, Pre-Refunded, 5.625%, 5/01/22 ..............................     1,665,000     1,903,761
Anchor Bay School District GO, School Building and Site,
   Series I, FGIC Insured, Pre-Refunded, 6.00%, 5/01/29 ............................................     2,000,000     2,363,200
   Series II, FGIC Insured, Pre-Refunded, 5.70%, 5/01/25 ...........................................     5,000,000     5,838,800
   Series II, FGIC Insured, Pre-Refunded, 5.75%, 5/01/30 ...........................................     3,750,000     4,391,063
Avondale School District GO, AMBAC Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................     4,000,000     4,593,440
Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured, 5.125%, 5/01/20     4,500,000     4,699,395

Berkley City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 1/01/19 ........................     2,125,000     2,327,428
Brandon School District GO, FGIC Insured, Pre-Refunded, 5.875%, 5/01/26 ............................     7,000,000     7,983,710
Brown City Community School District GO, Building and Site, FGIC Insured, 5.00%,
   5/01/26 .........................................................................................     4,445,000     4,548,168
   5/01/31 .........................................................................................     3,200,000     3,262,880
Byron Center Public Schools GO, Refunding, MBIA Insured, 5.875%, 5/01/24 ...........................       135,000       145,215
Caledonia Community Schools GO, Refunding, AMBAC Insured, 6.625%, 5/01/14 ..........................     3,750,000     3,857,513
Caledonia Community Schools, MBIA Insured, Pre-Refunded, 5.85%, 5/01/22 ............................     4,500,000     5,185,485
Calumet, Laurium and Keweenah Public Schools GO, FSA Insured, Pre-Refunded, 5.875%, 5/01/20 ........       875,000       936,320
Carmen-Ainmworth Community School District GO, FGIC Insured, 5.00%, 5/01/27 ........................     2,950,000     3,019,473
Central Michigan University Revenue,
   FGIC Insured, 5.00%, 10/01/27 ...................................................................       500,000       512,680
   FGIC Insured, Pre-Refunded, 5.625%, 10/01/22 ....................................................     2,500,000     2,869,375
   Series A, AMBAC Insured, 5.05%, 10/01/32 ........................................................    10,000,000    10,230,000
Central Montcalm Public School GO, MBIA Insured, 6.00%, 5/01/29 ....................................     1,400,000     1,561,868
Charles Stewart Mott Community College GO, FGIC Insured, 5.50%, 5/01/21 ............................     3,550,000     3,800,772
Charlotte Public School District GO, FGIC Insured, 5.375%, 5/01/29 .................................     5,000,000     5,189,100
Coldwater Community Schools GO, MBIA Insured, Pre-Refunded,
   6.20%, 5/01/15 ..................................................................................     1,100,000     1,186,614
   6.30%, 5/01/23 ..................................................................................     1,700,000     1,835,813
De Witt Public Schools GO, AMBAC Insured, Pre-Refunded, 5.70%, 5/01/21 .............................     6,905,000     7,915,754
Dearborn EDC, Hospital Revenue, Oakwood Obligation Group,
   Refunding, Series A, MBIA Insured, 5.25%, 8/15/21 ...............................................     1,000,000     1,033,520
   Series A, FGIC Insured, 5.75%, 11/15/15 .........................................................       100,000       109,538
Detroit City School District GO,
   School Building and Site Improvements, Series A, FGIC Insured, 5.00%, 5/01/23 ...................     2,650,000     2,713,468
   Series A, FSA Insured, 5.125%, 5/01/31 ..........................................................    38,330,000    39,327,347
Detroit Public Improvements GO, Series A-1, MBIA Insured, 5.00%, 4/01/20 ...........................    10,610,000    11,091,057
Detroit Sewage Disposal Revenue,
   Refunding, Series B, MBIA Insured, 5.25%, 7/01/21 ...............................................    12,585,000    12,990,740
   Series A, MBIA Insured, 5.50%, 7/01/20 ..........................................................       215,000       228,954
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................    22,000,000    22,379,940
Detroit Water Supply System Revenue,
   Refunding, FGIC Insured, ETM, 6.25%, 7/01/12 ....................................................     1,455,000     1,508,195
   second lien, Series B, FGIC Insured, 5.50%, 7/01/33 .............................................    20,000,000    21,268,600
   senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .............................................    11,400,000    11,561,994
   senior lien, Series A, FGIC Insured, 5.25%, 7/01/33 .............................................     9,625,000    10,025,881
   senior lien, Series A, FGIC Insured, Pre-Refunded, 5.875%, 7/01/29 ..............................     1,500,000     1,769,310
   Series A, MBIA Insured, 5.00%, 7/01/27 ..........................................................     5,750,000     5,816,528
Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .......................     5,500,000     5,674,185
Dexter Community Schools GO, Refunding, AMBAC Insured, 5.70%, 5/01/14 ..............................     1,050,000     1,077,783
East Detroit School District GO, FGIC Insured,
   6.10%, 5/01/16 ..................................................................................     1,025,000     1,157,092
   Pre-Refunded, 6.10%, 5/01/16 ....................................................................     4,975,000     5,708,415

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                       AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Eastern Michigan University Revenues, Refunding, Series A, FGIC Insured, 5.00%,
     6/01/28 ...................................................................................  $  1,250,000  $  1,267,887
     6/01/33 ...................................................................................     2,200,000     2,226,180
East Grand Rapids Public School District GO, FSA Insured, Pre-Refunded, 6.00%, 5/01/29 .........     4,775,000     5,642,140
Ecorse Public School District GO, FGIC Insured, 5.50%, 5/01/17 .................................     5,000,000     5,435,500
Farmington Hills EDC Revenue, Botsford Continuing Care, Series A, MBIA Insured, 5.75%, 2/15/25 .       100,000       105,827
Ferndale School District GO,
     FGIC Insured, Pre-Refunded, 5.375%, 5/01/21 ...............................................       695,000       762,693
     FGIC Insured, Pre-Refunded, 5.50%, 5/01/22 ................................................     3,000,000     3,415,320
     Unrefunded, FGIC Insured, 5.375%, 5/01/21 .................................................     2,805,000     2,942,754
Ferris State College Revenue, AMBAC Insured, Pre-Refunded,
     6.15%, 10/01/14 ...........................................................................     1,000,000     1,049,190
     6.25%, 10/01/19 ...........................................................................     1,000,000     1,049,760
Ferris State University Revenue,
     AMBAC Insured, Pre-Refunded, 5.75%, 10/01/17 ..............................................     2,500,000     2,886,825
     AMBAC Insured, Pre-Refunded, 5.85%, 10/01/22 ..............................................     2,500,000     2,896,575
     AMBAC Insured, Pre-Refunded, 5.90%, 10/01/26 ..............................................     6,840,000     7,938,299
     FGIC Insured, 5.25%, 10/01/26 .............................................................     1,500,000     1,563,015
     FGIC Insured, 5.25%, 10/01/31 .............................................................     3,255,000     3,380,643
Fowlerville Community School District GO, MBIA Insured, Pre-Refunded, 5.60%, 5/01/21 ...........     2,000,000     2,284,820
Gladstone Area Public Schools GO, AMBAC Insured,
     5.50%, 5/01/26 ............................................................................       695,000       725,851
     Pre-Refunded, 5.50%, 5/01/26 ..............................................................       805,000       916,444
Gogebic-Iron Wastewater Authority Wastewater Treatment System Revenue, Refunding, MBIA Insured,
Pre-Refunded,
   5.95%, 1/01/15 ..............................................................................     1,015,000     1,100,849
Grand Haven Area Public Schools GO,
     MBIA Insured, Pre-Refunded, 6.05%, 5/01/14 ................................................     4,540,000     4,666,121
     Refunding, MBIA Insured, 6.05%, 5/01/14 ...................................................       460,000       472,420
Grand Ledge Public School District GO, MBIA Insured, Pre-Refunded, 6.60%, 5/01/24 ..............    10,000,000    10,833,200
Grand Rapids Building Authority GO, AMBAC Insured, 5.50%, 8/01/20 ..............................     2,000,000     2,156,020
Grand Rapids Building Authority Revenue, AMBAC Insured, 5.00%, 10/01/28 ........................     6,000,000     6,141,900
Grand Rapids Downtown Development Authority Tax Increment Revenue, MBIA Insured, 6.875%, 6/01/24     7,500,000     8,120,550
Grosse-Ile Township School District GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 .............     5,250,000     6,080,970
Hamilton Community School District GO, Refunding, FGIC Insured, 5.00%, 5/01/24 .................     2,000,000     2,050,980
Hancock Hospital Finance Authority Revenue, Portage Health, MBIA Insured, 5.45%, 8/01/47 .......     4,400,000     4,587,704
Harrison Community Schools GO, AMBAC Insured, Pre-Refunded, 6.25%, 5/01/13 .....................     4,715,000     5,088,947
Hartland Consolidated School District GO, FGIC Insured, 6.00%, 5/01/29 .........................    30,000,000    35,607,000
Haslett Public School District GO, MBIA Insured, Pre-Refunded, 5.70%, 5/01/26 ..................     3,900,000     4,470,882
Hazel Park Building Authority Revenue, Ice Arena, AMBAC Insured, 4.70%, 4/01/24 ................       700,000       699,048
Hazel Park School District GO, FSA Insured, 5.00%,
     5/01/27 ...................................................................................     9,000,000     9,211,950
     5/01/32 ...................................................................................    12,475,000    12,731,486
Hopkins Public Schools GO, FGIC Insured, Pre-Refunded,
     5.70%, 5/01/21 ............................................................................     4,000,000     4,585,521
     5.50%, 5/01/26 ............................................................................     1,000,000     1,138,440
Howell Public Schools GO, MBIA Insured, Pre-Refunded,
     5.875%, 5/01/22 ...........................................................................     2,000,000     2,349,140
     6.00%, 5/01/25 ............................................................................     1,600,000     1,853,248
Hudsonville Public Schools GO, Series B, FGIC Insured, Pre-Refunded,
     6.05%, 5/01/19 ............................................................................     2,000,000     2,154,040
     6.10%, 5/01/24 ............................................................................     2,000,000     2,155,180
Huron Michigan School District GO, FSA Insured,
     5.25%, 5/01/21 ............................................................................     1,500,000     1,587,540
     5.375%, 5/01/26 ...........................................................................     2,500,000     2,626,900
Huron Valley School District GO,
     FGIC Insured, Pre-Refunded, 5.875%, 5/01/16 ...............................................       100,000       115,332
     FGIC Insured, Pre-Refunded, 5.75%, 5/01/22 ................................................     2,450,000     2,813,482
     Refunding, FGIC Insured, 6.125%, 5/01/20 ..................................................    11,535,000    11,856,827

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Jackson Brownfield RDAR, FGIC Insured,
     5.125%, 6/01/22 .............................................................................  $  2,290,000  $  2,393,531
     5.125%, 6/01/24 .............................................................................     1,215,000     1,258,776
     5.25%, 6/01/26 ..............................................................................     2,820,000     2,952,173
     5.375%, 6/01/30 .............................................................................     5,830,000     6,135,142
Jenison Public Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ............................       130,000       147,770
Kalamazoo City School District GO, Building and Site, FSA Insured, 5.00%, 5/01/21 ................     4,000,000     4,151,640
Kalamazoo Hospital Finance Authority Hospital Facility Revenue,
     Borgess Medical Center, Series A, AMBAC Insured, ETM, 5.625%, 6/01/14 .......................     3,805,000     4,156,430
     Bronson Methodist Hospital, Refunding and Improvement, MBIA Insured, 5.875%, 5/15/26 ........    26,165,000    28,411,527
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
      6.25%, 5/15/12 .............................................................................     5,000,000     5,280,100
     Bronson Methodist Hospital, Refunding and Improvement, Series A, MBIA Insured, Pre-Refunded,
      6.375%, 5/15/17 ............................................................................     2,460,000     2,534,661
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.25%, 5/15/18 .........................       250,000       266,183
     Bronson Methodist Hospital, Refunding, MBIA Insured, 5.50%, 5/15/28 .........................    10,000,000    10,542,000
Kenowa Hills Public Schools GO, MBIA Insured, 5.875%,
     5/01/21 .....................................................................................     1,510,000     1,647,319
     5/01/26 .....................................................................................     7,000,000     7,652,120
Kent County Building Authority GO, 5.00%, 6/01/26 ................................................    21,885,000    22,185,262
Lake Orion Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/20 ................     2,200,000     2,329,756
Lake Shore Public Schools GO, Macomb County, FSA Insured, 5.50%, 5/01/20 .........................     2,000,000     2,141,360
Lake St. Clair Shores Drain District GO, Series A, MBIA Insured, 5.125%, 10/01/29 ................     1,000,000     1,026,140
Lake Superior State University Revenue,
     AMBAC Insured, Pre-Refunded, 6.375%, 11/15/15 ...............................................     1,500,000     1,661,880
     Refunding, AMBAC Insured, 5.25%, 11/15/31 ...................................................     3,320,000     3,456,087
Lakeview Community Schools GO, FGIC Insured, Pre-Refunded, 5.75%, 5/01/16 ........................       100,000       114,836
Lakewood Public Schools GO, MBIA Insured, Pre-Refunded, 5.75%, 5/01/22 ...........................       800,000       901,744
Lansing Building Authority Revenue, Refunding, MBIA Insured, 5.60%, 6/01/19 ......................     1,470,000     1,584,146
Lenawee County Hospital Finance Authority Hospital Revenue, Lenawee Health Alliance, Refunding,
Series A, AMBAC Insured,
   5.20%, 7/01/19 ................................................................................     2,115,000     2,223,436
Leslie Public Schools GO, Ingham and Jackson Counties, AMBAC Insured, Pre-Refunded, 6.00%, 5/01/25     3,500,000     3,887,275
Lincoln Consolidated School District GO,
     FGIC Insured, Pre-Refunded, 5.85%, 5/01/21 ..................................................       130,000       139,715
     FSA Insured, 5.00%, 5/01/28 .................................................................     1,000,000     1,013,080
     Refunding, FGIC Insured, 5.85%, 5/01/21 .....................................................        10,000        10,621
Lincoln Park School District GO,
     FGIC Insured, Pre-Refunded, 5.85%, 5/01/15 ..................................................     2,885,000     3,288,208
     FGIC Insured, Pre-Refunded, 5.90%, 5/01/26 ..................................................     6,050,000     6,904,805
     Refunding, FGIC Insured, 5.00%, 5/01/26 .....................................................       900,000       919,620
Livonia Municipal Building Authority GO, FGIC Insured, 5.25%, 5/01/30 ............................     3,950,000     4,087,737
Lowell Area Schools GO, FGIC Insured, 5.625%,
     5/01/25 .....................................................................................     3,125,000     3,363,563
     5/01/30 .....................................................................................     3,250,000     3,450,948
Marquette City Hospital Finance Authority Revenue, Marquette General Hospital, Refunding, Series
D, FSA Insured,
     5.875%, 4/01/11 .............................................................................     4,525,000     5,073,475
     6.10%, 4/01/19 ..............................................................................     5,225,000     5,798,757
Menominee Area Public School District GO, Refunding, AMBAC Insured, 6.00%, 5/01/20 ...............     2,675,000     2,747,011
Merrill Community School District GO, FGIC Insured, Pre-Refunded, 5.60%, 5/01/26 .................     4,000,000     4,569,640
Michigan Higher Education Student Loan Authority Revenue, Series XVII-E, AMBAC Insured,
     5.40%, 6/01/19 ..............................................................................     5,000,000     5,138,150
     5.50%, 6/01/25 ..............................................................................     5,000,000     5,156,000
Michigan Municipal Bond Authority Revenue,
     Clean Water State Revolving Fund, 5.00%, 10/01/24 ...........................................    14,785,000    15,169,114
     Local Government Loan Program, Series C, MBIA Insured, 6.00%, 11/01/10 ......................     3,790,000     4,091,684
     Series B, AMBAC Insured, 6.75%, 11/01/14 ....................................................     1,010,000     1,112,545
     Series B, AMBAC Insured, 6.80%, 11/01/14 ....................................................     1,135,000     1,251,145
     Series B, AMBAC Insured, 6.80%, 11/01/23 ....................................................       280,000       308,652
     Series G, AMBAC Insured, Pre-Refunded, 6.75%, 11/01/14 ......................................     5,480,000     6,094,089
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/14 ......................................       515,000       573,133
     Series G, AMBAC Insured, Pre-Refunded, 6.80%, 11/01/23 ......................................       545,000       606,520

FRANKLIN TAX-FREE TRUST STATEMENT OF INVESTMENTS,
FEBRUARY 28, 2003 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                       AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Michigan State Building Authority Revenue, Facilities Program, Refunding,
     Series I, FSA Insured, 4.75%, 10/15/18 ....................................................    $3,000,000    $3,097,770
     Series I, FSA Insured, 5.00%, 10/15/24 ....................................................     5,000,000     5,126,350
     Series III, FSA Insured, 5.00%, 10/15/26 ..................................................    14,000,000    14,299,320
Michigan State COP, AMBAC Insured, 5.50%, 6/01/27 ..............................................    12,000,000    12,672,840
Michigan State HDA,
     Rental Housing Revenue, Series A, AMBAC Insured, 6.00%, 4/01/16 ...........................       200,000       214,076
     SFMR, Refunding, Series B, FHA Insured, 6.20%, 6/01/27 ....................................        10,000        10,374
     SFMR, Refunding, Series E, 6.20%, 12/01/27 ................................................       110,000       114,447
     SFMR, Series A, AMBAC Insured, 5.95%, 6/01/17 .............................................     2,385,000     2,493,255
     SFMR, Series D, 5.95%, 12/01/16 ...........................................................       250,000       264,165
Michigan State Hospital Finance Authority Revenue,
     Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ..............    15,175,000    16,865,495
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.50%, 8/15/24    15,000,000    15,711,000
     Detroit Medical Center Obligation Group, Refunding, Series A, AMBAC Insured, 5.25%, 8/15/27    10,000,000    10,285,700
     Mercy Health Services, Refunding, Series T, MBIA Insured, 5.75%, 8/15/15 ..................    10,525,000    11,673,699
     Mercy Health Services, Refunding, Series X, MBIA Insured, 6.00%, 8/15/34 ..................    11,000,000    12,211,320
     Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.375%, 8/15/26 ......................     6,000,000     6,305,340
     Mercy Health Services, Series R, AMBAC Insured, ETM, 5.375%, 8/15/26 ......................     1,750,000     1,839,058
     Mercy Health Services, Series U, ETM, 5.75%, 8/15/26 ......................................       300,000       325,863
     Mercy Health Services, Series W, FSA Insured, ETM, 5.25%, 8/15/27 .........................     8,605,000     9,050,223
     Mercy Mount Clemens Corp., Refunding, Series A, MBIA Insured, 5.75%, 5/15/29 ..............     4,890,000     5,317,582
     Mid Michigan Health, AMBAC Insured, 5.00%, 4/15/24 ........................................     7,065,000     7,173,165
     Mid Michigan Health, AMBAC Insured, 5.00%, 4/15/32 ........................................     1,000,000     1,013,100
     Mid Michigan Obligation Group, Refunding, Series A, FSA Insured, 5.375%, 6/01/27 ..........     7,500,000     7,775,775
     Oakwood Obligation Group, Refunding, Series A, FSA Insured, 5.125%, 8/15/25 ...............     7,500,000     7,669,725
     Sparrow Obligation Group, MBIA Insured, 5.90%, 11/15/26 ...................................       100,000       109,272
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.00%, 5/15/13 ..............     3,445,000     3,538,980
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 6.25%, 5/15/14 ..............     9,545,000     9,802,238
     St. John's Hospital, Refunding, Series A, AMBAC Insured, ETM, 5.125%, 5/15/17 .............    14,500,000    15,644,485
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison Co. Pollution Project,
 Refunding,
     Series AA, FGIC Insured, 6.95%, 5/01/11 ...................................................     5,000,000     6,222,400
     Series BB, AMBAC Insured, 7.00%, 5/01/21 ..................................................     3,000,000     3,950,160
     Series BB, MBIA Insured, 6.05%, 10/01/23 ..................................................     1,285,000     1,343,814
     Series BB, MBIA Insured, 6.20%, 8/15/25 ...................................................    10,250,000    11,451,403
     Series CC, MBIA Insured, 6.05%, 10/01/23 ..................................................     5,825,000     6,091,610
Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit Education
Exempt Facilities, Refunding,
   Series D, XLCA Insured, 5.25%, 12/15/32 .....................................................    12,350,000    12,662,332
Michigan State Trunk Line Revenue,
     Refunding, Series A, MBIA Insured, 4.75%, 11/01/20 ........................................     3,300,000     3,382,830
     Refunding, Series A, MBIA Insured, 5.00%, 11/01/26 ........................................     3,050,000     3,113,989
     Series A, FGIC Insured, Pre-Refunded, 5.625%, 11/01/26 ....................................     8,990,000    10,354,412
     Series A, FSA Insured, 5.00%, 11/01/25 ....................................................    16,265,000    16,630,963
     Series A, FSA Insured, 5.25%, 11/01/30 ....................................................    34,680,000    35,971,483
Milan Area Schools GO, Series A, FGIC Insured, 5.75%, 5/01/24 ..................................     3,500,000     4,098,325
Monroe County PCR, Detroit Edison Co.,
     Series 1, MBIA Insured, Pre-Refunded, 6.875%, 9/01/22 .....................................     4,000,000     4,080,000
     Series 1-B, MBIA Insured, 6.55%, 9/01/24 ..................................................     4,000,000     4,171,840
     Series CC, MBIA Insured, 6.55%, 6/01/24 ...................................................     1,150,000     1,185,869
Muskegon Public Schools GO, Series 95, FGIC Insured, 5.25%,
     5/01/18 ...................................................................................     1,900,000     1,974,651
     5/01/21 ...................................................................................     2,000,000     2,047,180
Northview Public Schools District GO,
     MBIA Insured, 5.80%, 5/01/21 ..............................................................       235,000       256,799
     MBIA Insured, Pre-Refunded, 5.80%, 5/01/21 ................................................     4,265,000     4,854,551
     Refunding, FGIC Insured, 5.00%, 5/01/21 ...................................................     3,450,000     3,570,095
Novi Community School District GO, FGIC Insured, Pre-Refunded, 6.125%, 5/01/18 .................     4,750,000     4,882,525

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Oakridge Public Schools GO, FSA Insured,
   5.00%, 5/01/23 .....................................................................................   $   500,000   $   513,675
   5.125%, 5/01/28 ....................................................................................       500,000       514,440
Ovid Elsie Area Schools GO, School Building and Site, MBIA Insured, 5.00%, 5/01/32 ....................     7,775,000     7,875,531
Oxford Area Community School District GO, FSA Insured, 5.00%,
   5/01/26 ............................................................................................     5,425,000     5,550,914
   5/01/31 ............................................................................................     4,865,000     4,960,597
Plymouth-Canton Community School District GO, Refunding, AMBAC Insured, 5.50%, 5/01/13 ................     4,000,000     4,104,600
Pontiac General Building Authority GO, FGIC Insured, 5.375%,
   6/01/23 ............................................................................................     1,620,000     1,719,776
   6/01/27 ............................................................................................     2,635,000     2,781,005
Port Huron GO, Limited Tax, AMBAC Insured, 5.00%, 10/01/22 ............................................     1,600,000     1,654,032
Portage Lake Water and Sewer Authority GO, Refunding, AMBAC Insured,
   6.10%, 10/01/14 ....................................................................................       770,000       866,512
   6.20%, 10/01/20 ....................................................................................       670,000       755,653
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured, .................     2,040,000     2,324,152
Pre-Refunded, 9.00%, 7/01/09
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
   Refunding, Series D, FSA Insured, 5.00%, 7/01/32 ...................................................    20,000,000    20,538,600
   Series B, MBIA Insured, 5.875%, 7/01/35 ............................................................    25,000,000    28,017,000
Puerto Rico Electric Power Authority Revenue, Refunding, Series U, FSA Insured, 6.00%, 7/01/14 ........     3,400,000     3,656,734
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 ............................     8,700,000     8,831,892
Redford USD, GO, FGIC Insured, Pre-Refunded, 6.00%, 5/01/22 ...........................................    14,090,000    16,124,032
River Rouge School District GO, Refunding, FGIC Insured, 5.00%, 5/01/22 ...............................     6,575,000     6,798,550
Rockford Public Schools GO, Refunding, FGIC Insured, 5.25%,
   5/01/22 ............................................................................................     1,250,000     1,296,125
   5/01/27 ............................................................................................     3,000,000     3,092,250
Romulus Community Schools GO, Refunding, FGIC Insured, 5.75%,
   5/01/13 ............................................................................................       690,000       708,306
   5/01/17 ............................................................................................     1,200,000     1,231,860
   5/01/22 ............................................................................................     5,435,000     5,576,745
Royal Oak Hospital Finance Authority Revenue, William Beaumont Hospital, Series M, MBIA Insured, 5.25%,
   11/15/31 ...........................................................................................    12,750,000    13,053,578
   11/15/35 ...........................................................................................    17,600,000    18,042,992
Saginaw Hospital Finance Authority Revenue,
   Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.375%, 7/01/19 ........................     4,850,000     5,167,142
   Covenant Medical Center, Refunding, Series E, MBIA Insured, 5.50%, 7/01/24 .........................     1,750,000     1,842,400
   St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.875%, 7/01/14 ....................     5,325,000     5,416,643
   St. Luke's Hospital Project, Refunding, Series C, MBIA Insured, 6.75%, 7/01/17 .....................     2,000,000     2,033,880
   St. Luke's Hospital Project, Refunding, Series C, MBIA Inusred, 6.00%, 7/01/21 .....................     3,875,000     3,892,631
Saginaw Valley State University Revenue,
   Refunding, AMBAC Insured, 5.25%, 7/01/19 ...........................................................     2,540,000     2,703,170
   Series A, MBIA Insured, 5.125%, 7/01/30 ............................................................     4,315,000     4,421,839
Schoolcraft Community School District GO, FGIC Insured, Pre-Refunded,
   5.75%, 5/01/21 .....................................................................................     3,575,000     4,105,387
   5.375%, 5/01/26 ....................................................................................     1,000,000     1,133,480
South Macomb Disposal Authority Revenue, AMBAC Insured, 5.25%, 9/01/20 ................................     2,000,000     2,119,240
South Redford School District GO, FGIC Insured, 5.50%, 5/01/22 ........................................     3,155,000     3,313,413
St. Clair County Building Authority GO, MBIA Insured, 5.25%,
   4/01/18 ............................................................................................     2,065,000     2,161,415
   4/01/21 ............................................................................................     2,400,000     2,493,672
St. Clair County EDC, PCR, Detroit Edison Co., Refunding, Series AA, AMBAC Insured, 6.40%, 8/01/24 ....    10,000,000    11,821,800
Sturgis Public School District, MBIA Insured, Pre-Refunded, 6.10%, 5/01/18 ............................     1,000,000     1,022,870
Taylor Tax Increment Finance Authority Revenue, FSA Insured, 5.00%, 5/01/21 ...........................     2,595,000     2,693,376
Tecumseh Public Schools GO, FGIC Insured, 5.50%,
   5/01/25 ............................................................................................     5,925,000     6,261,422
   5/01/30 ............................................................................................     4,500,000     4,738,680
Thornapple Kellog School GO, School Building and Site, Refunding, FSA Insured, 5.00%,
   5/01/23 ............................................................................................     4,000,000     4,095,160
   5/01/28 ............................................................................................     6,250,000     6,345,313

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN MICHIGAN INSURED TAX-FREE INCOME FUND                                                             AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Three Rivers Community Schools GO, Building and Site, MBIA Insured, Pre-Refunded, 6.00%, 5/01/23 .     $  2,400,000     $  2,746,464
Vicksburg Community Schools GO, Refunding, MBIA Insured, 5.625%,
   5/01/12 .......................................................................................        2,175,000        2,221,393
   5/01/20 .......................................................................................        1,000,000        1,019,240
Walled Lake Consolidated School District GO, Refunding, MBIA Insured, Pre-Refunded, 5.50%, 5/01/22        3,000,000        3,415,320
Warren Consolidated School District GO, FSA Insured,
   4.875%, 5/01/22 ...............................................................................       11,850,000       12,147,909
   5.00%, 5/01/26 ................................................................................       14,450,000       14,785,385
Warren Water and Sewer Revenue, FSA Insured, 5.125%, 11/01/23 ....................................        2,450,000        2,537,294
Wayland USD, GO, FGIC Insured, Pre-Refunded, 6.75%, 5/01/24 ......................................        2,000,000        2,253,120
Wayne Charter County Airport Hotel GO, Detroit Metropolitan Airport, Series A, MBIA Insured,
   5.25%, 12/01/25 ...............................................................................       17,000,000       17,615,060
   5.00%, 12/01/30 ...............................................................................       10,750,000       10,881,473
Wayne Charter County Airport Revenue, Detroit Metropolitan Wayne County,
   Series A, MBIA Insured, 5.25%, 12/01/18 .......................................................        5,500,000        5,740,295
   sub. lien, Refunding, Series C, MBIA Insured, 5.25%, 12/01/21 .................................        1,000,000        1,028,220
Wayne State University Revenue, FGIC Insured, 5.125%, 11/15/29 ...................................       17,900,000       18,315,638
West Bloomfield School District GO, FGIC Insured, Pre-Refunded, 6.00%,
   5/01/19 .......................................................................................        2,100,000        2,492,490
   5/01/20 .......................................................................................        2,000,000        2,373,800
West Branch Rose City Area School District GO, FGIC Insured, 5.50%, 5/01/24 ......................        1,400,000        1,470,616
West Ottawa Public School District GO, FGIC Insured, 5.60%,
   5/01/21 .......................................................................................        2,355,000        2,548,390
   5/01/26 .......................................................................................       12,100,000       12,972,528
Western School District GO, Refunding, MBIA Insured, 5.50%, 5/01/20 ..............................        1,660,000        1,755,052
Western Townships Utilities Authority GO, Sewer Disposal System, FGIC Insured, 4.75%, 1/01/23 ....        8,500,000        8,565,872
Willow Run Community Schools GO, FSA Insured, 5.00%, 5/01/31 .....................................       12,550,000       12,784,808
Wyandotte City School District GO, Refunding, FSA Insured, 5.625%, 5/01/13 .......................        1,800,000        1,847,394
Wyoming Public Schools GO, FGIC Insured, 5.125%, 5/01/23 .........................................        5,750,000        5,934,748
Yale Public Schools District GO, AMBAC Insured,
   5.375%, 5/01/17 ...............................................................................        2,000,000        2,041,420
   5.50%, 5/01/19 ................................................................................        1,500,000        1,530,090
Ypsilanti Community Utilities GO, Sanitation Sewer System No. 3, FGIC Insured, 5.00%, 5/01/32 ....        6,065,000        6,167,132
Ypsilanti School District GO,
   FGIC Insured, Pre-Refunded, 5.75%, 5/01/20 ....................................................        4,700,000        5,397,292
   Refunding, FGIC Insured, 5.375%, 5/01/26 ......................................................        6,750,000        6,991,850
Ypsilanti Water and Sewer Disposal System Revenue, Series C, AMBAC Insured, 5.00%, 9/01/27 .......        2,115,000        2,158,252
Zeeland Public Schools GO, Series B, MBIA Insured, Pre-Refunded, 6.10%, 5/01/24 ..................        4,000,000        4,310,360
                                                                                                                      --------------
TOTAL INVESTMENTS (COST $1,297,988,955) 99.0% ....................................................                     1,399,622,259
OTHER ASSETS, LESS LIABILITIES 1.0% ..............................................................                        14,315,136
                                                                                                                      --------------
NET ASSETS 100.0% ................................................................................                    $1,413,937,395
                                                                                                                      --------------


See glossary of terms on page 97.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND

                                                                                     YEAR ENDED FEBRUARY 28,
                                                     -------------------------------------------------------------------------
CLASS A                                                 2003           2002            2001              2000            1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........          $11.99         $11.89          $11.13            $12.14          $12.16
                                                     -------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................             .56            .58             .58               .59             .61
   Net realized and unrealized gains (losses)             .25            .10             .76              (.99)            .01
                                                     -------------------------------------------------------------------------
Total from investment operations ............             .81            .68            1.34              (.40)            .62
                                                     -------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................            (.57)          (.58)           (.58)             (.59)           (.62)
   Net realized gains .......................              --             --              --              (.02)           (.02)
                                                     -------------------------------------------------------------------------
Total distributions .........................            (.57)          (.58)           (.58)             (.61)           (.64)
                                                     -------------------------------------------------------------------------
Net asset value, end of year ................          $12.23         $11.99          $11.89            $11.13          $12.14
                                                     -------------------------------------------------------------------------
Total return b ..............................           6.89%          5.84%          12.31%           (3.30)%           5.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............        $524,076       $485,818        $465,758          $451,142        $515,174
Ratios to average net assets:
   Expenses .................................            .67%           .66%            .67%              .66%            .67%
   Net investment income ....................           4.64%          4.81%           5.04%             5.05%           5.01%
Portfolio turnover rate .....................          13.28%          4.86%          24.68%            15.79%          16.25%

CLASS C
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........          $12.05         $11.95          $11.18            $12.19          $12.21
                                                     -------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................             .50            .51             .52               .52             .54
   Net realized and unrealized gains (losses)             .25            .10             .76              (.98)            .01
                                                     -------------------------------------------------------------------------
Total from investment operations ............             .75            .61            1.28              (.46)            .55
                                                     -------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................            (.50)          (.51)           (.51)             (.53)           (.55)
   Net realized gains .......................              --             --              --              (.02)           (.02)
                                                     -------------------------------------------------------------------------
Total distributions .........................            (.50)          (.51)           (.51)             (.55)           (.57)
                                                     -------------------------------------------------------------------------
Net asset value, end of year ................          $12.30         $12.05          $11.95            $11.18          $12.19
                                                     -------------------------------------------------------------------------
Total return b ..............................           6.38%          5.22%          11.74%           (3.84)%           4.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $54,704        $39,170         $24,738           $21,828         $20,896
Ratios to average net assets:
   Expenses .................................           1.17%          1.22%           1.23%             1.22%           1.23%
   Net investment income ....................           4.14%          4.26%           4.49%             4.50%           4.44%
Portfolio turnover rate .....................          13.28%          4.86%          24.68%            15.79%          16.25%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                          PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                            AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.8%
BONDS 95.5%
Albany ISD No. 745, GO, Series A, FSA Insured, 6.00%, 2/01/16 .......................................    $2,295,000    $2,391,344
Anoka-Hennepin ISD No. 11, GO, School District Credit Enhancement Program, Series A, FSA
 Insured, 5.00%, 2/01/20 ............................................................................     6,130,000     6,406,402
Anoka-Hennepin ISD No. 11, GO, Series A,
  5.25%, 2/01/11 ....................................................................................       230,000       256,735
  5.50%, 2/01/14 ....................................................................................       145,000       160,959
Becker GO, Tax Increment, Refunding, Series D, MBIA Insured, 6.25%, 8/01/15 .........................     4,870,000     4,995,549
Bemidji Lease Revenue, Minnesota State Bureau of Criminal Apprehension, MBIA Insured, 5.70%, 12/01/17       120,000       134,738
Big Lake ISD No. 727, GO, MBIA Insured, 5.70%, 2/01/21 ..............................................     3,085,000     3,486,914
Bloomington Port Authority Lease Revenue, City Hall Lease Obligation, 5.00%, 2/01/18 ................     1,045,000     1,150,305
Bloomington Port Authority Special Tax Revenue, Mall of America Project, Refunding, Series A,
 FSA Insured, 5.35%, 2/01/13 ........................................................................        25,000        25,554
Brainerd Health Care Facilities Revenue, Benedictine Health St. Joseph, Refunding, Series D,
 MBIA Insured, 5.875%, 2/15/13 ......................................................................     3,500,000     3,584,070
Brooklyn Center ISD, GO, FSA Insured, 5.00%, 2/01/22 ................................................     1,000,000     1,036,310
Buffalo GO, AMBAC Insured, 5.55%, 6/01/17 ...........................................................     1,000,000     1,085,510
Buffalo ISD No. 877, GO, Refunding, MBIA Insured, 5.00%, 2/01/22 ....................................     4,255,000     4,364,098
Burnsville ISD No. 191, GO, Series A, FSA Insured, 6.20%, 2/01/17 ...................................     2,105,000     2,293,061
Burnsville MFR, Coventry Court, Refunding, Series A, GNMA Secured,
  5.90%, 9/20/19 ....................................................................................       400,000       429,076
  5.95%, 9/20/29 ....................................................................................     1,275,000     1,354,688
  6.00%, 9/20/34 ....................................................................................     1,000,000     1,063,090
Caledonia ISD No. 299, GO, MBIA Insured, 5.60%, 2/01/21 .............................................     1,580,000     1,723,006
Cass Lake ISD No. 115, GO, Refunding, FGIC Insured, 5.00%, 2/01/22 ..................................     3,805,000     3,955,564
Centennial ISD No. 012, GO, Series A, FSA Insured, 5.00%, 2/01/21 ...................................     1,000,000     1,043,770
Champlin EDA, Housing Development, MBIA Insured, 5.625%, 2/01/26 ....................................       250,000       261,798
Chanhassen Apartments Project GO, Series B, AMBAC Insured, 6.20%, 1/01/25 ...........................     2,975,000     3,180,781
Columbia Heights ISD No. 013, GO, FSA Insured, 5.50%, 2/01/23 .......................................     4,500,000     4,703,580
Dakota County Housing and RDA,
  Governmental Housing Revenue, Eagan Senior Housing Facility, MBIA Insured, 5.40%, 1/01/27 .........     1,015,000     1,024,551
  MFHR, Dakota Station Project, GNMA Secured, 5.65%, 1/20/24 ........................................     1,436,000     1,501,137
  SFMR, GNMA Secured, 5.75%, 4/01/18 ................................................................     2,025,000     2,114,768
  SFMR, GNMA Secured, 5.85%, 10/01/30 ...............................................................     3,396,000     3,525,048
Deer River ISD No. 317, GO, FSA Insured, 6.00%, 2/01/25 .............................................     1,325,000     1,475,865
Duluth EDA, Health Care Facilities Revenue, The Duluth Clinic, Ltd., AMBAC Insured, .................     2,125,000     2,305,753
Pre-Refunded, 6.30%, 11/01/22
Eagan GO, Recreational Facilities, Series A, MBIA Insured, 5.00%, 2/01/21 ...........................     3,075,000     3,209,593
Eagan MFHR, Forest Ridge Apartments, Refunding, Series A, GNMA Secured,
  5.95%, 9/20/29 ....................................................................................     1,700,000     1,805,757
  6.00%, 9/20/34 ....................................................................................     1,480,000     1,569,155
Eden Prairie ISD No. 272, GO, Series A, FSA Insured, 5.75%, 2/01/15 .................................     1,980,000     2,058,665
Eden Prairie MFHR,
  Lincoln Park Project, Series A-1, GNMA Secured, 6.40%, 12/20/20 ...................................     1,500,000     1,637,970
  Lincoln Park Project, Series A-1, GNMA Secured, 6.55%, 12/20/30 ...................................     3,350,000     3,604,667
  Lincoln Park Project, Series A-1, GNMA Secured, 6.65%, 6/20/42 ....................................     7,995,000     8,605,019
  Olympic Ridge, Refunding, Series A, GNMA Secured, 6.25%, 1/20/31 ..................................     2,000,000     2,092,520
  Parkway Apartments Project, Series A, GNMA Secured, 5.80%, 2/20/32 ................................     7,380,000     7,673,798
Eveleth EDA, GO, Housing Development, MBIA Insured, 5.80%, 7/01/25 ..................................     1,000,000     1,083,910
Faribault ISD No. 656, GO, FSA Insured, 5.75%, 6/01/15 ..............................................     1,500,000     1,581,360
Farmington ISD No.192, GO, MBIA Insured, 5.25%, 2/01/24 .............................................     5,915,000     6,183,127
Ham Lake GO, Anoka County Housing, Senior Housing Project, Series B, MBIA Insured, 6.10%, ...........     2,180,000     2,242,784
1/01/26
Hibbing Health Care Facilities Revenue, The Duluth Clinic, Ltd., FSA Insured, Pre-Refunded, .........     8,000,000     9,021,360
5.00%, 11/01/25
Hopkins Elderly Housing Revenue, St. Therese Project, Refunding, Series A, GNMA Secured,
  5.60%, 11/20/17 ...................................................................................       750,000       788,835
  5.70%, 11/20/32 ...................................................................................     3,000,000     3,116,460
Hopkins ISD, GO, FGIC Insured, 5.125%, 2/01/22 ......................................................     3,880,000     4,056,152
Hubbard County Housing and RDA, GO, Heritage Center Project, MBIA Insured, 5.50%, 8/01/27 ...........     1,085,000     1,149,840
Kenyon Wanamingo ISD No. 2172, GO, MBIA Insured, 6.00%, 2/01/22 .....................................     4,030,000     4,374,928
Lake Superior ISD No. 381, GO, Building, Series A, FSA Insured, 5.00%, 4/01/23 ......................     4,195,000     4,318,669
Lakeview ISD No. 2167, GO, MBIA Insured, 5.25%, 2/01/26 .............................................     3,705,000     3,862,944
Lakeville ISD No. 194, GO, Series A, FGIC Insured, 5.00%, 2/01/23 ...................................    10,180,000    10,476,136
Mahtomedi ISD No. 832, GO, FSA Insured, 5.00%, 2/01/18 ..............................................     3,240,000     3,450,632

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Maple Grove HDA, Municipal Facility Lease Revenue, AMBAC Insured, 5.55%, 2/01/17 ......................   $   280,000   $   306,449
Medford ISD No. 763, GO, Series A, FSA Insured, 5.125%, 2/01/29 .......................................     2,700,000     2,785,725
Metropolitan Council Revenue, Metropolitan Radio Board, Series C, 5.40%, 2/01/13 ......................       165,000       176,844
Minneapolis and St. Paul Housing RDA, Health Care System Revenue, Children's Health Care, Series
A, FSA Insured,
     5.70%, 8/15/16 ...................................................................................     1,005,000     1,080,476
     5.50%, 8/15/25 ...................................................................................     9,000,000     9,405,720
Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
     Series A, AMBAC Insured, 5.20%, 1/01/24 ..........................................................     5,000,000     5,177,000
     Series A, FGIC Insured, 5.125%, 1/01/31 ..........................................................     7,000,000     7,141,820
     Series A, FGIC Insured, 5.25%, 1/01/32 ...........................................................     7,000,000     7,262,990
     Series C, FGIC Insured, 5.25%, 1/01/26 ...........................................................     2,000,000     2,083,120
Minneapolis and St. Paul Metropolitan Apartments Community Apartment Revenue, Series C, FGIC ..........    21,000,000    21,788,970
Insured, 5.25%, 1/01/32
Minneapolis CDA, St. Paul Housing and RDA, Health Care Facilities Revenue, Carondelet Community
Hospitals Inc., Series B,
  MBIA Insured, Pre-Refunded, 8.875%, 11/01/15 ........................................................       810,000     1,072,983
Minneapolis GO,
     Laurel Village, Pre-Refunded, 5.75%, 9/01/10 .....................................................        60,000        60,000
     Sports Arena Project, Refunding, 5.125%, 10/01/20 ................................................     8,340,000     8,723,723
     Sports Arena Project, Refunding, 5.20%, 10/01/24 .................................................     3,750,000     3,881,475
     Various Purpose, 5.125%, 12/01/28 ................................................................     3,000,000     3,081,630
Minneapolis MFR, Riverside Plaza, Refunding, GNMA Secured, 5.20%, 12/20/30 ............................     5,000,000     5,045,850
Minneapolis Revenue, University Gateway Project, Series A, 5.25%, 12/01/24 ............................     3,000,000     3,084,540
Minneapolis Special School District No. 001 COP, Series A,
     FSA Insured, 5.00%, 2/01/21 ......................................................................     1,950,000     2,028,078
     MBIA Insured, Pre-Refunded, 5.90%, 2/01/17 .......................................................     5,000,000     5,607,950
Minnesota Agriculture and Economic Development Board Revenue,
     Benedictine Health, Refunding, Series A, MBIA Insured, 5.125%, 2/15/29 ...........................    14,625,000    15,022,946
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, 5.15%, 12/01/22 .............     4,870,000     5,031,879
     Evangelical Lutheran Good Samaritan, Society Project, AMBAC Insured, Pre-Refunded, 5.15%, 12/01/22       310,000       359,420
     Health Care System, Fairview Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ........    18,000,000    19,376,460
Minnesota Agriculture and EDR, Benedictine Health, Series A, 5.25%, 2/15/14 ...........................       435,000       477,639
Minnesota Public Facilities Authority Water PCR,
     Refunding, 5.00%, 3/01/10 ........................................................................       175,000       189,434
     Series B, 5.375%, 3/01/13 ........................................................................       230,000       248,446
Minnesota State GO,
     5.25%, 8/01/12 ...................................................................................       170,000       188,579
     Refunding and Various Purpose, 5.00%, 11/01/10 ...................................................       230,000       252,876
Minnesota State HFA,
     Rental Housing, Refunding, Series D, MBIA Insured, 5.90%, 8/01/15 ................................     6,095,000     6,359,706
     Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ................................     2,245,000     2,331,545
     Rental Housing, Refunding, Series D, MBIA Insured, 6.00%, 2/01/22 ................................     2,605,000     2,696,436
     SFHR, Series D, 5.45%, 1/01/26 ...................................................................     4,575,000     4,690,061
     SFMR, Series E, AMBAC Insured, 5.40%, 1/01/25 ....................................................     7,915,000     8,088,497
     SFMR, Series F, MBIA Insured, 6.30%, 7/01/25 .....................................................       935,000       961,320
     SFMR, Series G, AMBAC Insured, 6.25%, 7/01/26 ....................................................     1,280,000     1,329,382
     SFMR, Series I, MBIA Insured, 6.25%, 1/01/15 .....................................................     1,180,000     1,206,444
Minnesota State HFAR, SFM,
     Series B, 5.00%, 7/01/13 .........................................................................       115,000       120,641
     Series C, 5.30%, 7/01/04 .........................................................................        55,000        56,325
Minnesota State Higher Education Facilities Authority Revenue,
     Bethel, Refunding, 5.10%, 4/01/28 ................................................................     7,700,000     7,781,928
     Carleton College, Series 4N, 5.30%, 11/01/12 .....................................................       115,000       124,022
     Carleton College, Series 4N, 5.40%, 11/01/14 .....................................................       230,000       248,510
     St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/21 ..................................     1,750,000     1,859,060
     St. Johns University, Series 5-I, MBIA Insured, 5.25%, 10/01/26 ..................................     1,500,000     1,566,210
     University of St. Thomas, Series 4-A1, MBIA Insured, 5.625%, 10/01/16 ............................     1,000,000     1,099,310
Minnetonka MFHR,
     Brier Creek Project, Refunding, Series A, GNMA Secured, 6.45%, 6/20/24 ...........................     2,720,000     2,836,334
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.90%, 10/20/19 ..........................     1,750,000     1,873,060
     Cedar Hills Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/29 ..........................     5,955,000     6,338,442

84

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Moorhead EDA, GO, Tax Increment, Series A, MBIA Insured, 5.25%, 2/01/28 ................................ $  1,890,000 $  1,966,753
New Hope MFR, North Ridge, Refunding, Series A, GNMA Secured,
     6.05%, 1/01/17 ....................................................................................      450,000      473,373
     6.20%, 1/01/31 ....................................................................................    5,470,000    5,729,552
Nobles County Housing and RDA, Public Project Revenue, Annual Appropriate Lease Obligation, ............    1,230,000    1,324,907
AMBAC Insured, 5.625%, 2/01/22
North St. Paul Maplewood ISD No. 622, GO,
     Refunding, Series A, 5.125%, 2/01/25 ..............................................................    2,275,000    2,324,504
     Series A, MBIA Insured, Pre-Refunded, 7.10%, 2/01/19 ..............................................    2,000,000    2,220,000
Northeast Metropolitan ISD No. 916, GO, FSA Insured, 5.80%, 1/01/16 ....................................    5,320,000    5,704,636
Northern Municipal Power Agency Electric System Revenue, Refunding, FSA Insured, 5.00%, 1/01/12 ........    1,030,000    1,114,903
Northern Municipal Power Agency Minnesota Electric System Revenue, Refunding, FSA Insured, .............      230,000      252,995
5.40%, 1/01/16
Osseo ISD 279, GO, Series A, FSA Insured, 5.00%, 2/01/20 ...............................................    3,000,000    3,149,370
Park Rapids ISD No. 309, GO, MBIA Insured,
     4.75%, 2/01/21 ....................................................................................    2,500,000    2,538,475
     5.00%, 2/01/25 ....................................................................................    3,000,000    3,055,110
Plymouth Health Facilities Revenue, Westhealth Project, Series A, FSA Insured,
     6.25%, 6/01/16 ....................................................................................    1,600,000    1,717,056
     6.125%, 6/01/24 ...................................................................................    1,815,000    1,940,580
Princeton ISD No. 477, GO, Mille Lacs County, FSA Insured, 5.125%, 2/01/24 .............................    1,190,000    1,215,894
Prior Lake ISD No. 719, GO,
     FGIC Insured, 5.125%, 2/01/19 .....................................................................    1,140,000    1,221,134
     FSA Insured, 5.50%, 2/01/20 .......................................................................    2,255,000    2,433,258
     FSA Insured, 5.50%, 2/01/21 .......................................................................    2,590,000    2,789,922
     Series C, MBIA Insured, 5.00%, 2/01/21 ............................................................    2,000,000    2,091,540
     Series C, MBIA Insured, 5.00%, 2/01/23 ............................................................    6,025,000    6,216,354
Puerto Rico Commonwealth GO, Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ...............    1,000,000    1,034,500
Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ....................    3,675,000    3,788,888
Puerto Rico PBA Revenue, Government Facilities, Refunding, Series F, XLCA Insured, 5.25%, 7/01/25 ......    2,500,000    2,732,450
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 7.00%, 7/01/14 .............................    1,300,000    1,319,708
Robbinsdale GO, Housing Development, Senior Housing Project, Series B, FGIC Insured, 5.875%, 1/01/31 ...    2,160,000    2,264,134
Robbinsdale Hospital Revenue, North Memorial Medical Center Project, Refunding, Series A, AMBAC ........    2,000,000    2,051,660
Insured, 5.45%, 5/15/13
Robbinsdale ISD No. 281, GO, 5.00%, 2/01/10 ............................................................      230,000      252,890
Rochester Electric Utility Revenue, AMBAC Insured, 5.25%, 12/01/24 .....................................    3,000,000    3,129,510
Rochester Health Care Facilities Revenue, Mayo Foundation, Series B, 5.50%, 11/15/27 ...................    4,000,000    4,175,200
Roseville ISD No. 623, GO, Series A, FSA Insured,
     5.80%, 2/01/19 ....................................................................................    1,200,000    1,248,216
     5.85%, 2/01/24 ....................................................................................    2,470,000    2,570,356
     6.00%, 2/01/25 ....................................................................................    4,260,000    4,624,613
Rush City ISD No. 139, GO, School Building, MBIA Insured,
     5.00%, 2/01/21 ....................................................................................    1,680,000    1,756,894
     5.125%, 2/01/26 ...................................................................................    4,245,000    4,397,013
Sartell GO, Series B, AMBAC Insured, 5.00%, 2/01/09 ....................................................      130,000      139,922
Sauk Rapids ISD No. 47, GO, Series A, MBIA Insured, 5.75%,
     2/01/23 ...........................................................................................    2,740,000    3,028,906
     2/01/26 ...........................................................................................    5,000,000    5,509,500
Scott County Housing and Redevelopment Authority Facilities Lease Revenue, AMBAC Insured, 5.70%, 2/01/29    1,380,000    1,427,734
Scott County Housing and Redevelopment Authority GO, Savage City, Hamilton Apartments Project, .........    2,285,000    2,365,295
AMBAC Insured, 5.70%, 2/01/33
Scott County Housing and Redevelopment Authority Housing Development Revenue GO, River City
  Centre Project, Series A, FSA Insured, 5.375%, 2/01/27 ...............................................    1,520,000    1,571,817
Scott County Housing and Redevelopment Authority MFR, Highview Commons, Series A, GNMA Secured,
     6.20%, 1/20/41 ....................................................................................    2,838,000    3,108,007
     6.50%, 7/20/41 ....................................................................................    1,300,000    1,440,608
Scott County Housing and Redevelopment Authority Special Benefits Tax Revenue, River City Centre
  Project, Series B, AMBAC Insured, 5.50%, 2/01/27 .....................................................      675,000      704,687
Scott County Housing and Redevelopment Authority Tax Increment Development Revenue, River City
  Centre Project, Series E, FSA Insured, 5.375%, 2/01/25 ...............................................    1,170,000    1,211,441
Shakopee Public Utilities Commission Public Utilities Revenue, MBIA Insured, 6.00%, 2/01/28 ............    2,530,000    2,811,969
South Washington County ISD No. 833, GO, Series B, FSA Insured, 5.00%, 2/01/23 .........................    4,000,000    4,121,560

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                            AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Southeastern Multi-County Housing and RDAR, Housing Development, Goodhue County Apartments B, .......     $2,415,000     $2,526,935
MBIA Insured, 5.75%, 1/01/31
Southern Minnesota Municipal Power Agency Power Supply System Revenue, Refunding, Series A, MBIA ....      1,000,000      1,032,310
Insured, ETM, 5.75%, 1/01/18
St. Clair ISD No. 75, GO, MBIA Insured, 5.70%, 4/01/22 ..............................................      2,250,000      2,590,290
St. Cloud GO, Water and Sewer, Refunding, Series B, FGIC Insured, 5.00%, 8/01/13 ....................        230,000        246,266
St. Cloud Health Care Revenue, St. Cloud Hospital Obligation, Group A, FSA Insured, 5.875%, 5/01/30 .     17,785,000     19,486,491
St. Cloud Hospital Facilities Revenue, St. Cloud Hospital, Refunding, Series A, AMBAC Insured, 5.00%,
     7/01/12 ........................................................................................        205,000        217,310
     7/01/15 ........................................................................................      1,165,000      1,222,935
St. Cloud Housing and RDA, Sales Tax Revenue, Paramount Theater Project, Refunding, Series A, .......      1,000,000      1,021,220
FGIC Insured, 5.00%, 3/01/22
St. Francis ISD No. 15, GO, Series A, FSA Insured,
     6.35%, 2/01/13 .................................................................................      1,500,000      1,692,330
     6.375%, 2/01/16 ................................................................................      5,465,000      6,169,602
St. Louis Park Health Care Facilities Revenue, Health System of Minnesota
Obligated Group, Refunding, Series A, AMBAC Insured,
  5.20%, 7/01/23 ....................................................................................      6,900,000      7,035,447
St. Michael ISD No. 885, GO, FSA Insured, 5.00%, 2/01/23 ............................................      3,300,000      3,400,287
St. Paul Housing and RDA, Parking Revenue, Refunding, Series A, FSA Insured, 5.75%, 8/01/13 .........      5,105,000      5,294,191
St. Paul ISD No. 625,
     COP, Series C, MBIA Insured, Pre-Refunded, 6.10%, 2/01/14 ......................................      1,075,000      1,123,784
     COP, Series C, MBIA Insured, Pre-Refunded, 6.10%, 2/01/15 ......................................        500,000        522,690
     GO, Series A, FSA Insured, 5.75%, 2/01/16 ......................................................      3,500,000      3,754,345
     GO, Series C, FSA Insured, 6.00%, 2/01/20 ......................................................      1,600,000      1,780,992
St. Paul Port Authority IDR, Series K, FGIC Insured, 9.50%, 12/01/14 ................................        190,000        145,778
St. Peter GO, Hospital, Series A, MBIA Insured, 5.00%, 9/01/32 ......................................      6,805,000      6,902,584
Stillwater ISD No. 834, GO, MBIA Insured, 5.75%, 2/01/15 ............................................      2,990,000      3,231,921
Todd Morrisson and Stearns Counties ISD No. 2753, GO, MBIA Insured, 5.00%, 4/01/17 ..................      1,500,000      1,550,640
Upsala ISD No. 487, GO, School Building, FGIC Insured, 5.00%, 2/01/22 ...............................      1,140,000      1,185,110
Virginia Governmental Housing Project GO, Refunding, MBIA Insured, 5.90%, 2/01/26 ...................      2,915,000      3,025,158
Walker-Hakensack-Akeley ISD No. 113, GO, Series A, FSA Insured, 6.00%,
     2/01/23 ........................................................................................      1,160,000      1,354,300
     2/01/25 ........................................................................................      1,300,000      1,517,750
Washington County Housing and RDAR, Government Housing, Landfall Terrace Project, Refunding,
     5.35%, 2/01/22 .................................................................................      1,000,000      1,021,470
     5.40%, 8/01/27 .................................................................................      2,015,000      2,051,754
Washington County SFMR, Housing and RDA, GNMA Secured, 7.60%, 12/01/11 ..............................         30,000         30,025
Western Minnesota Municipal Power Agency Power Supply Revenue, Refunding, Series A,
     AMBAC Insured, 5.50%, 1/01/12 ..................................................................      2,745,000      3,014,367
     AMBAC Insured, 5.50%, 1/01/13 ..................................................................      4,500,000      4,933,800
     MBIA Insured, 5.50%, 1/01/15 ...................................................................      5,425,000      5,449,684
Willmar GO, Rice Memorial Hospital Project, FSA Insured, 5.00%,
     2/01/22 ........................................................................................      2,550,000      2,661,256
     2/01/25 ........................................................................................      3,000,000      3,108,989
     2/01/32 ........................................................................................      1,500,000      1,538,834
Willmar Rice Memorial Hospital Project GO, FSA Insured, 5.00%, 2/01/19 ..............................      2,000,000      2,131,819
Worthington ISD No. 518, GO, Series A, FSA Insured, 5.00%, 2/01/24 ..................................      5,000,000      5,099,599
                                                                                                                       ------------
TOTAL BONDS .........................................................................................                   552,848,617
                                                                                                                       ------------
ZERO COUPON BONDS 3.3%
Minneapolis GO, Capital Appreciation, Series B, 12/01/08 ............................................        285,000        242,005
Southern Minnesota Municipal Power Agency Power Supply System Revenue,
     Capital Appreciation, Refunding, Series A, MBIA Insured, 1/01/27 ...............................      3,900,000      1,191,488
     Capital Appreciation, Series A, MBIA Insured, 1/01/19 ..........................................      5,875,000      2,856,424
     Capital Appreciation, Series A, MBIA Insured, 1/01/20 ..........................................     14,035,000      6,434,625
     Series A, AMBAC Insured, 1/01/18 ...............................................................     15,985,000      8,229,237
                                                                                                                       ------------
TOTAL ZERO COUPON BONDS .............................................................................                    18,953,779
                                                                                                                       ------------
TOTAL LONG TERM INVESTMENTS (COST $540,047,436) .....................................................                   571,802,396
                                                                                                                       ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                     PRINCIPAL
  FRANKLIN MINNESOTA INSURED TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS .5%
a Cohasset Revenue, Minnesota Power and Light Co. Project, Refunding, Series C, Daily VRDN and
   Put, 1.15%, 6/01/13 ........................................................................       $100,000       $100,000
a Hennepin County GO, Series B, Weekly VRDN and Put, .95%, 12/01/20 ...........................        100,000        100,000
a Minneapolis GO, Series B, Weekly VRDN and Put, 1.15%, 12/01/05 ..............................        375,000        375,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
   VDRN and Put, .89%, 12/1/15
                                                                                                     1,200,000      1,200,000
a Spring Lake Park Senior Housing Revenue, Oak Crest Apartment Project, Refunding, Weekly VRDN
   and Put, 1.05%, 2/15/33                                                                           1,400,000      1,400,000
                                                                                                                 ------------
  TOTAL SHORT TERM INVESTMENTS (COST $3,175,000) ..............................................                     3,175,000
                                                                                                                 ------------
  TOTAL INVESTMENTS (COST $543,222,436) 99.3% .................................................                   574,977,396
  OTHER ASSETS, LESS LIABILITIES .7% ..........................................................                     3,802,843
                                                                                                                 ------------
  NET ASSETS 100.0% ...........................................................................                  $578,780,239
                                                                                                                 ------------

See glossary of terms on page 97.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
                                                      ------------------------------------------------------------------------
CLASS A                                                  2003            2002            2001           2000 c           1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $12.37          $12.21          $11.52          $12.49          $12.45
                                                      ------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .57             .60             .61             .61             .62
   Net realized and unrealized gains (losses)              .24             .16             .68            (.95)            .07
                                                      ------------------------------------------------------------------------
Total from investment operations ............              .81             .76            1.29            (.34)            .69
                                                      ------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.58)           (.60)           (.60)           (.61)           (.62)
   Net realized gains .......................               --              --              --            (.02)           (.03)
                                                      ------------------------------------------------------------------------
Total distributions .........................             (.58)           (.60)           (.60)           (.63)           (.65)
                                                      ------------------------------------------------------------------------
Net asset value, end of year ................           $12.60          $12.37          $12.21          $11.52          $12.49
                                                      ------------------------------------------------------------------------
Total return b ..............................            6.77%           6.41%          11.48%         (2.80)%           5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $822,031        $752,423        $698,853        $689,084        $776,592
Ratios to average net assets:
   Expenses .................................             .65%            .65%            .66%            .64%            .65%
   Net investment income ....................            4.64%           4.86%           5.10%           5.07%           4.98%
Portfolio turnover rate .....................           13.40%           9.62%          16.45%           9.61%           6.56%

CLASS B
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $12.40          $12.23          $11.52          $11.43
                                                      ---------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .51             .53             .55             .05
   Net realized and unrealized gains (losses)              .25             .17             .70             .09
                                                      ---------------------------------------------------------
Total from investment operations ............              .76             .70            1.25             .14
                                                      ---------------------------------------------------------
Less distributions from net investment income             (.52)           (.53)           (.54)           (.05)
                                                      ---------------------------------------------------------
Net asset value, end of year ................           $12.64          $12.40          $12.23          $11.52
                                                      ---------------------------------------------------------
Total return b ..............................            6.24%           5.89%          11.04%           1.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $44,222         $16,629          $3,649             $76
Ratios to average net assets:
   Expenses .................................            1.20%           1.20%           1.22%           1.20% d
   Net investment income ....................            4.09%           4.31%           4.53%           5.02% d
Portfolio turnover rate .....................           13.40%           9.62%          16.45%           9.61%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for
 Class B.
dAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN OHIO INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                 YEAR ENDED FEBRUARY 28,
                                                    ----------------------------------------------------------------------
CLASS C                                                 2003           2002           2001            2000           1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........          $12.45         $12.28         $11.58          $12.56         $12.51
                                                    ----------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................             .51            .53            .54             .54            .55
   Net realized and unrealized gains (losses)             .25            .17            .69            (.96)           .08
                                                    ----------------------------------------------------------------------
Total from investment operations ............             .76            .70           1.23            (.42)           .63
                                                    ----------------------------------------------------------------------
Less distributions from:
   Net investment income ....................            (.52)          (.53)          (.53)           (.54)          (.55)
   Net realized gains .......................              --             --             --            (.02)          (.03)
                                                    ----------------------------------------------------------------------
Total distributions .........................            (.52)          (.53)          (.53)           (.56)          (.58)
                                                    ----------------------------------------------------------------------
Net asset value, end of year ................          $12.69         $12.45         $12.28          $11.58         $12.56
                                                    ----------------------------------------------------------------------
Total return b ..............................           6.23%          5.87%         10.90%         (3.41)%          5.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $91,189        $59,305        $42,072         $40,181        $42,258
Ratios to average net assets:
   Expenses .................................           1.17%          1.20%          1.22%           1.20%          1.21%
   Net investment income ....................           4.12%          4.31%          4.55%           4.52%          4.42%
Portfolio turnover rate .....................          13.40%          9.62%         16.45%           9.61%          6.56%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                         PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
BONDS 99.0%
Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement Childrens
Hospital Center, FSA Insured,
  5.00%, 11/15/22 .................................................................................... $  5,000,000  $  5,166,550
Akron GO, Limited Tax, FGIC Insured, 7.50%, 9/01/05 ..................................................      500,000       573,685
Akron Sewer System Revenue, Refunding, MBIA Insured, 5.55%, 12/01/16 .................................    3,660,000     4,069,847
Akron Waterworks System First Mortgage Revenue, FGIC Insured, 6.00%, 3/01/14 .........................    1,000,000     1,061,670
Anthony Wayne Local School District GO,
     Refunding, FSA Insured, 5.00%, 12/01/24 .........................................................    3,200,000     3,284,064
     School Facilities Construction and Improvement, FSA Insured, 5.65%, 12/01/21 ....................    2,490,000     2,723,587
     School Facilities Construction and Improvement, FSA Insured, 5.70%, 12/01/25 ....................    2,335,000     2,556,825
     School Facilities Construction and Improvement, FSA Insured, 5.125%, 12/01/30 ...................    2,535,000     2,611,304
Archbold Area Local School District GO, AMBAC Insured, 6.00%, 12/01/21 ...............................    2,000,000     2,272,380
Athens City School District GO, School Facilities Construction and Improvement, FSA Insured,
     6.00%, 12/01/24 .................................................................................    2,345,000     2,673,277
Aurora City School District COP, MBIA Insured,
     6.10%, 12/01/19 .................................................................................    1,825,000     2,102,984
     6.15%, 12/01/24 .................................................................................    1,670,000     1,912,083
Aurora City School District GO, Refunding and Improvement, FGIC Insured, 5.80%, 12/01/16 .............    1,075,000     1,211,407
Avon Lake City School District GO, FGIC Insured, 5.50%, 12/01/26 .....................................    4,000,000     4,283,120
Avon Lake Water System Revenue, Series A, AMBAC Insured, 5.75%, 10/01/26 .............................    2,020,000     2,218,465
Avon Local School District GO, AMBAC Insured, 6.00%, 12/01/20 ........................................    2,500,000     2,843,725
Beavercreek Local School District GO, FGIC Insured, 5.70%, 12/01/20 ..................................    8,125,000     8,931,325
Bluffton Exempted Village School District GO, Improvement, AMBAC Insured, 5.50%, 12/01/28 ............    1,190,000     1,352,471
Bowling Green MFHR, Village Apartments, Refunding, Series A, GNMA Secured, 5.40%, 9/20/36 ............    2,940,000     2,992,361
Buckeye Local School District GO, Construction and Improvement Bonds, FGIC Insured, 5.50%, 12/01/25 ..      750,000       798,503
Butler County GO,
     AMBAC Insured, 5.75%, 12/01/16 ..................................................................    1,000,000     1,129,760
     Judgment Bonds, FSA Insured, 4.75%, 12/01/26 ....................................................    9,660,000     9,675,456
Cardington and Lincoln Local School District, Facilities and Construction, GO, FSA Insured,
     4.75%, 12/01/25 .................................................................................    1,000,000     1,010,820
Central Local School District GO, Classroom Facilities, FSA Insured, 5.75%, 12/01/22 .................    1,555,000     1,743,715
Chillicothe GO, Limited Tax, AMBAC Insured, 6.05%, 12/01/12 ..........................................      675,000       684,970
Cincinnati City School District, GO, 5.00%, 12/01/22 .................................................    9,510,000     9,928,630
Cincinnati Tech College Revenue, AMBAC Insured,
     5.25%, 10/01/23 .................................................................................    2,510,000     2,656,082
     5.00%, 10/01/28 .................................................................................    5,715,000     5,885,193
Circleville GO, Capital Facilities Improvement, AMBAC Insured, 5.625%, 12/01/20 ......................    2,035,000     2,255,696
Clermont County Hospital Facilities Revenue, Mercy Health System, Refunding, Series B, AMBAC
     Insured, 6.00%, 9/01/19 .........................................................................    1,750,000     1,822,888
Clermont County Waterworks Revenue, Refunding, AMBAC Insured, 5.80%, 12/01/18 ........................   11,000,000    11,549,230
Cleveland Airport System Revenue,
     Series A, FGIC Insured, 6.25%, 1/01/20 ..........................................................    3,000,000     3,160,110
     Series B, FGIC Insured, Pre-Refunded, 6.10%, 1/01/24 ............................................    1,450,000     1,538,523
Cleveland GO, Series 1994, MBIA Insured, Pre-Refunded, 6.70%, 11/15/18 ...............................    2,000,000     2,226,720
Cleveland Municipal School District GO, Refunding, Improvement, FGIC Insured, 5.00%, 12/01/19 ........    1,065,000     1,130,711
Cleveland Waterworks Revenue,
     Series K, FGIC Insured, 5.00%, 1/01/22 ..........................................................    2,075,000     2,154,327
     Series K, FGIC Insured, 5.00%, 1/01/23 ..........................................................    4,285,000     4,423,577
     Refunding and Improvement, Series I, FSA Insured, 5.00%, 1/01/28 ................................   11,500,000    11,712,060
     Refunding, Series K, FGIC Insured, 5.00%, 1/01/25 ...............................................    8,150,000     8,377,711
     Series H, MBIA Insured, Pre-Refunded, 5.75%, 1/01/26 ............................................    1,000,000     1,133,170
Clinton-Massie Local School District GO, School Improvement, MBIA Insured, 5.00%,
     12/01/25 ........................................................................................    1,185,000     1,215,774
     12/01/29 ........................................................................................    2,110,000     2,158,446
Columbus City School District GO, Linden Elementary Construction, FSA Insured, 5.00%, 12/01/28 .......      900,000       920,403
Columbus GO, Limited Tax, FGIC Insured, 9.50%, 4/15/03 ...............................................      975,000       984,087
Columbus Municipal Airport Authority Revenue, Airport Improvement, Port Columbus International,
      Series B, AMBAC Insured, 5.00%, 1/01/18 ........................................................    3,565,000     3,701,468
Columbus Tax Increment Financing Revenue, Easton Project, AMBAC Insured, 5.30%, 12/01/19 .............    1,500,000     1,603,770
Crawford County GO, Refunding, AMBAC Insured, 5.25%, 12/01/31 ........................................    1,330,000     1,391,832
Cuyahoga Community College District General Receipts Revenue, Series A, AMBAC Insured, 5.00%, 12/01/32    3,000,000     3,072,450
Cuyahoga Community College District General Receipts Series A, AMBAC Insured, 5.00%, 12/01/22 ........    1,000,000     1,040,410
Cuyahoga County GO, Limited Tax, MBIA Insured, 9.375%, 10/01/04 ......................................      100,000       112,592

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Cuyahoga County Hospital Revenue, University Hospitals Health System Inc., AMBAC Insured,
  5.40%, 1/15/19 ............................................................................    $1,500,000    $1,592,010
  5.50%, 1/15/30 ............................................................................     1,760,000     1,849,637
Cuyahoga County MFHR, Rockefeller Park Project, Series A, GNMA Secured, 5.75%, 1/20/29 ......     1,000,000     1,045,620
Cuyahoga County Utility System Revenue,
  AMBAC Insured, 5.125%, 2/15/28 ............................................................     1,000,000     1,026,100
  Medical Center Co. Project, Refunding, Series B, MBIA Insured, 6.10%, 8/15/15 .............     2,945,000     3,222,154
Danville Local School District GO, School Improvement, AMBAC Insured, 5.75%, 12/01/23 .......     1,180,000     1,314,874
Darke County GO, Real Estate Acquisition and Improvement, FGIC Insured, 5.125%, 12/01/27 ....     1,020,000     1,051,885
Defiance GO, MBIA Insured,
  6.10%, 12/01/14 ...........................................................................     1,000,000     1,094,470
  6.20%, 12/01/20 ...........................................................................       750,000       822,128
Delaware City School District GO, FGIC Insured, 5.75%, 12/01/15 .............................     1,640,000     1,830,273
Dover City School District GO, AMBAC Insured, 6.25%, 12/01/16 ...............................     2,000,000     2,029,840
Dover Municipal Electric System Revenue, FGIC Insured, 6.00%, 12/01/19 ......................     1,625,000     1,816,441
Dover Waterworks Systems Revenue, AMBAC Insured, 6.00%, 12/01/13 ............................     1,100,000     1,202,036
Eastlake GO, Capital Facilities, MBIA Insured, 5.00%, 12/01/27 ..............................     1,950,000     1,998,224
Eaton City School District GO, FGIC Insured, 5.00%, 12/01/25 ................................     1,250,000     1,286,563
Edgerton Local School District GO, School Improvement, FGIC Insured, 4.75%, 12/01/27 ........     2,000,000     2,009,160
Fairfield City School District GO, FGIC Insured, Pre-Refunded, 6.00%, 12/01/20 ..............     1,000,000     1,127,770
Finneytown Local School District GO, FGIC Insured, 5.80%, 12/01/24 ..........................     1,980,000     2,194,196
Franklin County Hospital Revenue,
  Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/21 .................................     3,365,000     3,632,518
  Childrens Hospital Project, AMBAC Insured, 5.50%, 5/01/28 .................................     4,265,000     4,522,734
  Holy Cross Health Systems, AMBAC Insured, 5.875%, 6/01/21 .................................     2,500,000     2,745,100
Franklin GO, MBIA Insured, 5.25%, 12/01/27 ..................................................     1,500,000     1,573,335
Garfield Heights GO, Various Purpose, Improvement, Refunding, FGIC Insured, 5.00%, 12/01/27 .     2,655,000     2,745,429
Grand Valley Ohio Local School District GO, Classroom Facilities Improvement, FGIC Insured,
  5.00%, 12/01/24 ...........................................................................     1,300,000     1,337,271
Greater Cleveland Regional Transit Authority GO, Capital Improvement, Series A, MBIA Insured,
  5.125%, 12/01/21 ..........................................................................     1,750,000     1,837,220
Green Local School District GO, Summit County, FGIC Insured, Pre-Refunded,
  5.875%, 12/01/14 ..........................................................................     2,800,000     3,084,536
  5.90%, 12/01/19 ...........................................................................     5,150,000     5,675,558
Greene County GO, AMBAC Insured, 5.00%,
  12/01/22 ..................................................................................     1,475,000     1,530,180
  12/01/28 ..................................................................................     2,620,000     2,684,793
Greene County Sewer System Revenue, Governmental Enterprise,
  AMBAC Insured, 5.625%, 12/01/25 ...........................................................     1,890,000     2,057,719
  MBIA Insured, 5.25%, 12/01/25 .............................................................     5,000,000     5,209,250
Greene County Water System Revenue,
  Governmental Enterprise, MBIA Insured, 5.25%, 12/01/21 ....................................     5,400,000     5,768,874
  Series A, FGIC Insured, 6.125%, 12/01/21 ..................................................     2,100,000     2,414,160
Hamilton County Sales Tax, Series B, AMBAC Insured,
  5.25%, 12/01/32 ...........................................................................    26,720,000    27,732,421
  5.60%, 12/01/32 ...........................................................................     1,200,000     1,291,860
Hamilton County Sewer System Revenue, Refunding,
  MBIA Insured, 5.25%, 12/01/21 .............................................................     1,000,000     1,062,540
  Series A, FGIC Insured, 6.05%, 12/01/15 ...................................................     3,010,000     3,395,431
Hamilton GO, One Renaissance Center, Series A, AMBAC Insured, 5.25%,
  11/01/18 ..................................................................................     1,010,000     1,102,516
  11/01/19 ..................................................................................     1,015,000     1,101,011
  11/01/20 ..................................................................................     1,120,000     1,204,202
  11/01/21 ..................................................................................     1,180,000     1,260,051
Hamilton Wastewater System Revenue, Series A, FSA Insured,
  5.90%, 10/15/21 ...........................................................................     3,040,000     3,378,930
  5.20%, 10/15/23 ...........................................................................     7,275,000     7,533,626
Heath City School District GO, School Improvement, Series A, FGIC Insured,
  5.60%, 12/01/21 ...........................................................................     1,000,000     1,086,800
  5.50%, 12/01/27 ...........................................................................     1,170,000     1,244,084

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                         PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                 AMOUNT        VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Highland Local School District GO, School Improvement, FSA Insured, 5.00%,
  12/01/23 ........................................................................................... $  3,680,000 $  3,827,678
  12/01/26 ...........................................................................................    3,675,000    3,763,604
Hilliard School District GO,
  Refunding, FGIC Insured, 6.55%, 12/01/05 ...........................................................      500,000      568,650
  School Improvement, FGIC Insured, 5.75%, 12/01/28 ..................................................    4,000,000    4,429,160
  School Improvement, Series A, FGIC Insured, 5.25%, 12/01/28 ........................................    3,010,000    3,154,751
Hudson Local School District GO, Refunding, FGIC Insured, 5.60%, 12/15/14 ............................    2,750,000    2,891,598
Independence Local School District GO, FGIC Insured,
  5.25%, 12/01/21 ....................................................................................    1,390,000    1,483,519
  4.75%, 12/01/26 ....................................................................................    2,000,000    2,014,500
  4.75%, 12/01/30 ....................................................................................    1,500,000    1,505,730
Jackson Center Local School District Shelby County GO, Facilities Construction and Improvements,
  MBIA Insured, 5.00%, 12/01/28 ......................................................................    1,175,000    1,204,058
Jackson Local School District GO, Stark and Summit Counties Local School District,
  FSA Insured, 5.50%, 12/01/20 .......................................................................    4,000,000    4,329,280
  FSA Insured, 5.625%, 12/01/25 ......................................................................    3,500,000    3,797,500
  MBIA Insured, 5.50%, 12/01/21 ......................................................................    3,060,000    3,261,685
Jonathan Alder Local School District GO, School Facilities Construction and Improvement, MBIA Insured,
  4.75%, 12/01/22 ....................................................................................    1,105,000    1,120,426
  5.00%, 12/01/27 ....................................................................................    6,195,000    6,353,096
  5.00%, 12/01/30 ....................................................................................    3,320,000    3,396,891
Lake County Hospital Facilities Revenue, Lake Hospital System Inc., AMBAC Insured, 5.00%, 8/15/23 ....    1,500,000    1,528,890
Lake Local School District GO, Stark County, AMBAC Insured, 6.25%, 12/01/09 ..........................    1,000,000    1,041,440
Lake Ohio Local School District GO, MBIA Insured,
  5.30%, 12/01/21 ....................................................................................    1,575,000    1,688,762
  5.375%, 12/01/25 ...................................................................................    1,900,000    2,014,399
Lakota Local District GO, AMBAC Insured, Pre-Refunded, 6.125%, 12/01/17 ..............................    3,200,000    3,619,616
Lebanon City School District GO, FSA Insured, 5.00%, 12/01/29 ........................................    6,250,000    6,409,688
Licking County Joint Vocational School District GO, School Facilities Construction and
Improvement, MBIA Insured,
  5.00%, 12/01/21 ....................................................................................    2,200,000    2,298,186
  4.75%, 12/01/23 ....................................................................................    2,230,000    2,252,389
Licking Heights Local School District GO, School Facilities Construction and Improvements, ...........    4,000,000    4,253,400
Series A, FGIC Insured, 5.625%, 12/01/28
Logan Hocking Local School District GO, Construction and Improvement, MBIA Insured, 5.00%,
  12/01/2022 .........................................................................................    1,200,000    1,241,124
  12/01/2029 .........................................................................................    1,000,000    1,021,950
London City School District GO, School Facilities Construction and Improvement, FGIC Insured,
5.00%,
  12/01/22 ...........................................................................................      700,000      723,989
  12/01/29 ...........................................................................................    1,500,000    1,532,925
Lorain County GO, Sewer System Improvement, MBIA Insured, 5.00%, 12/01/19 ............................    1,640,000    1,741,188
Lorain County Health Facilities Revenue, Catholic Healthcare Partners, Series A, AMBAC Insured, ......    6,250,000    6,601,125
5.50%, 9/01/29
Lorain County Hospital Revenue, Catholic Healthcare Partners, Refunding, Series B, MBIA Insured, .....    5,000,000    5,230,000
5.50%, 9/01/27
Lorain City School District, GO, Classroom Facilities Improvement, MBIA Insured, 5.25%, ..............    2,500,000    2,705,775
12/01/20
Lorain GO, Urban Renewal, MBIA Insured, 5.70%, 12/01/28 ..............................................    1,050,000    1,145,823
Louisville City School District GO, FGIC Insured, 5.00%, 12/01/24 ....................................    3,500,000    3,591,945
Loveland City School District GO, Refunding, Series A, MBIA Insured, 5.00%, 12/01/24 .................    4,000,000    4,095,080
Lucas County GO, Limited Tax, FGIC Insured, 8.00%,
  12/01/06 ...........................................................................................      120,000      146,731
  12/01/08 ...........................................................................................      110,000      140,727
  12/01/09 ...........................................................................................      120,000      155,928
  12/01/10 ...........................................................................................      220,000      289,390
Lucas County Hospital Revenue,
  Promedica Healthcare Obligation Group, MBIA Insured, 5.75%, 11/15/14 ...............................      300,000      329,232
  Promedica Healthcare Obligation Group, Refunding, AMBAC Insured, 5.375%, 11/15/29 ..................      750,000      782,475
  Promedica Healthcare Obligation Group, Refunding, MBIA Insured, ETM, 5.75%, 11/15/14 ...............    4,460,000    4,927,453
  St. Vincent Medical Center, Refunding, Series B, MBIA Insured, 5.25%, 8/15/20 ......................    3,500,000    3,603,635
Mad River Local School District GO, Classroom Facilities, FGIC Insured, 5.125%, 12/01/24 .............    4,180,000    4,357,065
Madison Local School District Butler County GO,
  MBIA Insured, 5.75%, 12/01/26 ......................................................................    1,000,000    1,105,700
  School Improvement, FGIC Insured, 5.60%, 12/01/26 ..................................................    1,120,000    1,217,563

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Mahoning County Hospital Facilities Revenue, Western Reserve Care, MBIA Insured, ETM, 5.50%, 10/15/25  $  4,750,000  $  5,105,110
Mahoning County Sewer System Revenue, AMBAC Insured, 5.375%, 12/01/18 ...............................     1,905,000     2,081,117
Marietta Water Revenue, AMBAC Insured, 5.95%, 12/01/21 ..............................................     3,875,000     4,319,656
Marion County City School District GO, School Facilities Construction and Improvement Project,
FSA Insured,
  5.55%, 12/01/20 ...................................................................................     1,000,000     1,094,200
  5.625%, 12/01/22 ..................................................................................     1,100,000     1,205,204
Marion County GO, AMBAC Insured, 5.05%, 12/01/31 ....................................................     1,500,000     1,538,175
Marysville Exempt Village School District GO, Refunding, MBIA Insured, 5.00%, 12/01/29 ..............     1,000,000     1,023,160
Marysville Exempted Village School District GO,
  FSA Insured, 5.30%, 12/01/21 ......................................................................     2,000,000     2,132,280
  FSA Insured, 5.35%, 12/01/25 ......................................................................     2,010,000     2,117,334
  FSA Insured, 5.375%, 12/01/29 .....................................................................     2,465,000     2,593,772
  School Improvement, AMBAC Insured, Pre-Refunded, 6.00%, 12/01/29 ..................................     2,890,000     3,492,016
Mason City School District GO, Refunding, MBIA Insured, 5.00%, 12/01/20 .............................     5,495,000     5,735,736
Mason Sewer Systems Revenue, FGIC Insured, 6.00%, 12/01/19 ..........................................     1,935,000     2,095,702
Maumee Hospital Revenue, St. Luke's Hospital Project, Refunding, AMBAC Insured, 5.80%, 12/01/14 .....     2,755,000     2,982,177
Medina GO, 5.00%, 12/01/22 ..........................................................................     1,100,000     1,143,791
Milford Exempted Village School District GO, School Improvement, FSA Insured,
  5.00%, 12/01/22 ...................................................................................     2,000,000     2,068,540
  5.125%, 12/01/30 ..................................................................................     7,325,000     7,545,483
Minerva Local School District GO, Classroom Facilities, MBIA Insured, 5.30%, 12/01/29 ...............     1,300,000     1,374,880
Minster School District School Facilities and Construction GO, FSA Insured,
  5.70%, 12/01/23 ...................................................................................     3,190,000     3,493,050
  5.75%, 12/01/27 ...................................................................................     3,260,000     3,598,388
Monroe Local School District GO, AMBAC Insured, 5.00%, 12/01/23 .....................................     1,000,000     1,031,840
Montgomery County Revenue,
  Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/12 ........................     1,600,000     1,640,496
  Miami Valley Hospital, Refunding, Series A, AMBAC Insured, 6.25%, 11/15/16 ........................     3,250,000     3,332,258
  Sisters of Charity Health Care, Series A, MBIA Insured, 6.625%, 5/15/21 ...........................       450,000       454,491
Morley Library District GO, Lake County District Library, Library Improvement, AMBAC Insured,
  4.75%, 12/01/21 ...................................................................................     1,000,000     1,021,060
Muskingum County GO, County Office Building Improvement, AMBAC Insured, 7.20%, 12/01/10 .............       845,000       850,788
New Albany Community Authority Community Facilities Revenue, Refunding, Series B, AMBAC Insured,
  5.125%, 10/01/21 ..................................................................................     3,000,000     3,154,290
  5.20%, 10/01/24 ...................................................................................     5,000,000     5,216,550
New Lexington HDC, Mortgage Revenue, Lincoln Park, Refunding, Series A, MBIA Insured, 5.85%, 1/01/21        960,000     1,002,019
New Philadelphia City School District GO, School Improvement, AMBAC Insured, 6.25%, 12/01/17 ........     2,000,000     2,029,640
Nordonia Hills Local School District GO, School Improvement, AMBAC Insured, 5.45%, 12/01/25 .........     3,035,000     3,222,502
Oak Hills Local School District GO, MBIA Insured, 5.45%, 12/01/21 ...................................     5,000,000     5,315,650
Obetz GO, Limited Tax, Government Center, MBIA Insured, 5.25%, 12/01/22 .............................     1,000,000     1,060,970
Ohio Capital Corp. HMR,
  Refunding, Series G, MBIA Insured, 6.35%, 7/01/22 .................................................     2,000,000     2,097,140
  Refunding, Series H, MBIA Insured, 6.90%, 7/01/24 .................................................     4,145,000     4,170,658
  Refunding, Series J, MBIA Insured, 6.50%, 1/01/25 .................................................     1,640,000     1,641,279
  Westview Apartments, Refunding, Series A, MBIA Insured, 6.125%, 1/01/15 ...........................     1,625,000     1,697,638
  Westview Apartments, Refunding, Series A, MBIA Insured, 6.25%, 1/01/23 ............................     2,565,000     2,670,037
Ohio HFA,
  MFHR, Wind River Apartment Project, Series A, GNMA Secured, 5.65%, 5/01/32 ........................     2,035,000     2,099,652
  RMR, Series C, GNMA Secured, 5.75%, 9/01/30 .......................................................     6,010,000     6,205,265
Ohio Municipal Electric Generation Agency Revenue, Certificates of Beneficial Interest, AMBAC
  Insured, 5.625%, 2/15/16 ..........................................................................    12,000,000    12,297,720
Ohio State Air Quality Development Authority Revenue,
  Cincinnati Gas and Electric, Refunding, Series B, MBIA Insured, 5.45%, 1/01/24 ....................     3,500,000     3,600,100
  Columbus and Southern Power, Series A, FGIC Insured, 6.375%, 12/01/20 .............................     4,000,000     4,099,600
  JMG Funding LP Project, AMBAC Insured, 5.625%, 10/01/22 ...........................................     6,875,000     7,295,475
  JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 1/01/29 .................................     1,230,000     1,337,711
  JMG Funding LP Project, Refunding, AMBAC Insured, 6.375%, 4/01/29 .................................    15,245,000    16,580,005
  Ohio Power Co., Refunding, Series C, AMBAC Insured, 5.15%, 5/01/26 ................................     9,075,000     9,385,728
  PCR, Ohio Edison, Refunding, Series B, AMBAC Insured, 5.625%, 11/15/29 ............................     5,400,000     5,591,916

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                         AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Ohio State Building Authority Revenue,
  Adult Correctional Facilities, Series A, AMBAC Insured, 5.60%, 4/01/16 .....................  $ 2,000,000  $ 2,297,800
  Adult Correctional Facilities, Series A, MBIA Insured, Pre-Refunded, 6.125%, 10/01/13 ......   13,000,000   14,270,880
  State Facilities, Administration Building Fund Projects, Refunding, Series A, FSA Insured, .    3,100,000    3,214,297
  5.00%, 4/01/22
Ohio State Department of Transportation COP, Panhandle Rail Line Project, FSA Insured, 6.50%,
  4/15/12 ....................................................................................    1,100,000    1,117,105
Ohio State Education Loan Revenue, Series A-1, AMBAC Insured, 5.85%, 12/01/19 ................    5,000,000    5,252,250
Ohio State GO, Series B, 4.625%, 9/15/22 .....................................................    5,000,000    5,041,100
Ohio State Higher Educational Facility Commission Revenue,
  FGIC Insured, 5.00%, 5/01/23 ...............................................................    8,460,000    8,731,566
  Higher Educational Facility Oberlin College, AMBAC Insured, 5.00%, 10/01/26 ................    8,000,000    8,171,600
  University Dayton Project, FGIC Insured, 5.80%, 12/01/14 ...................................    1,300,000    1,416,155
  Xavier University Higher Educational Facility, MBIA Insured, 5.375%, 5/15/22 ...............    3,500,000    3,669,505
Ohio State Turnpike Commission Turnpike Revenue,
  AMBAC Insured, 5.25%, 2/15/31 ..............................................................   16,425,000   17,072,966
  Series A, FGIC Insured, Pre-Refunded, 5.75%, 2/15/24 .......................................    1,000,000    1,063,850
Ohio State University General Receipts Athens Revenue, FSA Insured, 5.00%, 12/01/24 ..........    3,025,000    3,088,949
Ohio State University General Receipts Revenue, Series A, 5.125%, 12/01/31 ...................    2,500,000    2,570,275
Ohio State Water Development Authority PCR, Facilities Revenue,
  Pennsylvania Power Co. Project, Refunding, AMBAC Insured, 6.15%, 8/01/23 ...................    3,420,000    3,697,225
  Water Control Loan Fund, Water Quality Series, MBIA Insured, 5.125%, 6/01/19 ...............    5,000,000    5,277,350
Ohio State Water Development Authority Revenue,
  Dayton Power, Refunding, Series A, AMBAC Insured, 6.40%, 8/15/27 ...........................    5,000,000    5,123,350
  Drinking Water Fund Leverage, 5.00%, 6/01/23 ...............................................    2,255,000    2,325,018
  Fresh Water Service, AMBAC Insured, Pre-Refunded, 5.90%, 12/01/21 ..........................    8,750,000    9,817,675
  Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/11 ......................      270,000      276,548
  Pure Water, Refunding and Improvement, AMBAC Insured, 5.50%, 12/01/18 ......................    1,445,000    1,480,041
  Pure Water, Series I, AMBAC Insured, ETM, 7.00%, 12/01/09 ..................................    2,000,000    2,379,020
Olentangy Local School District GO,
  FSA Insured, 5.00%, 12/01/25 ...............................................................    1,835,000    1,882,655
  FSA Insured, 5.00%, 12/01/30 ...............................................................    4,000,000    4,088,800
  MBIA Insured, 7.75%, 12/01/08 ..............................................................      375,000      477,090
  MBIA Insured, 7.75%, 12/01/09 ..............................................................      375,000      485,048
  MBIA Insured, 7.75%, 12/01/10 ..............................................................      375,000      489,919
  School Facilities Construction and Improvement, FSA Insured, 5.625%, 12/01/27 ..............    4,500,000    4,867,110
Olmsted Falls Local School District GO, FGIC Insured, 5.85%, 12/15/17 ........................    1,500,000    1,637,625
Orrville Water Systems Improvement Revenue, MBIA Insured, Pre-Refunded, 6.125%, 12/01/18 .....    1,150,000    1,271,808
Ottawa and Glandorf Local School District GO, School Facilities Construction and Improvement,     2,175,000    2,295,299
MBIA Insured, 5.25%, 12/01/23
Ottawa County Sewer System Revenue, Danbury Project, Refunding, AMBAC Insured, 5.50%, 10/01/14    1,950,000    1,994,636
Painesville Township Local School District GO, Lake County, FGIC Insured,
  5.625%, 12/01/09 ...........................................................................    3,240,000    3,402,356
  5.65%, 12/01/15 ............................................................................    4,490,000    4,710,684
Perrysburg Exempted Village School District GO,
  AMBAC Insured, 6.00%, 12/01/15 .............................................................    2,000,000    2,081,700
  Series B, FSA Insured, 5.00%, 12/01/25 .....................................................    5,000,000    5,112,300
Pickerington Local School District GO,
  AMBAC Insured, 5.00%, 12/01/25 .............................................................    7,000,000    7,157,220
  School Facilities Construction and Improvement, FGIC Insured, 5.00%, 12/01/28 ..............    3,000,000    3,068,010
Plain Local School District GO, FGIC Insured,
  6.00%, 12/01/25 ............................................................................      800,000      902,920
  Pre-Refunded, 6.00%, 12/01/25 ..............................................................    3,700,000    4,418,244
Puerto Rico Commonwealth GO,
  MBIA Insured, Pre-Refunded, 5.75%, 7/01/24 .................................................    2,000,000    2,239,880
  Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 .................................   10,000,000   10,276,900
Puerto Rico Electric Power Authority Revenue, Series DD, MBIA Insured, 5.00%, 7/01/28 ........    2,000,000    2,047,880
Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ..........   11,200,000   11,547,088
Puerto Rico PBA Revenue, Government Facilities, Series A, AMBAC Insured, Pre-Refunded, 5.50%,     4,000,000    4,456,920
7/01/21
Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 ...................   11,000,000   11,048,840
Revere Local School District GO, AMBAC Insured, 6.00%, 12/01/16 ..............................    1,600,000    1,684,576

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                  AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Ridgewood Local School District GO, School Facilities Improvement, FSA Insured, 6.00%, 12/01/24 ....... $  1,730,000 $  1,966,007
Riverdale Local School District GO, FGIC Insured, 5.20%, 12/01/23 .....................................    1,195,000    1,258,251
Riverside Local School District GO, School Facilities Construction and Improvement, MBIA ..............    1,000,000    1,121,360
Insured, 5.75%, 12/01/22
Rural Lorain County Water Authority Water Resource Revenue, AMBAC Insured, 5.875%, 10/01/24 ...........    3,100,000    3,462,514
Salem GO, AMBAC Insured, 6.50%, 12/01/06 ..............................................................    1,600,000    1,870,672
Sidney City School District GO, School Improvement,
  FGIC Insured, 5.125%, 12/01/28 ......................................................................    1,425,000    1,474,034
  Refunding, Series B, FGIC Insured, 5.25%, 12/01/23 ..................................................    1,780,000    1,878,452
  Refunding, Series B, FGIC Insured, 5.25%, 12/01/28 ..................................................    1,000,000    1,048,090
South Range Local School District GO, MBIA Insured, 6.15%, 12/01/18 ...................................      700,000      737,772
Southwest Regional Water District Revenue, MBIA Insured, 6.00%,
  12/01/15 ............................................................................................    1,000,000    1,117,240
  12/01/20 ............................................................................................      700,000      780,269
South-Western City School District of Ohio Franklin and Pickway Counties GO, FGIC Insured, ETM, 7.875%,
  12/01/04 ............................................................................................      550,000      613,481
  12/01/06 ............................................................................................      600,000      734,862
  12/01/07 ............................................................................................      600,000      756,726
St. Henry Local Consolidated School District GO, MBIA Insured, 5.75%, 12/01/22 ........................    1,515,000    1,698,860
St. Mary's Electric System Mortgage Revenue, AMBAC Insured, 6.65%, 12/01/11 ...........................      600,000      609,744
St. Mary's Waterworks Revenue, AMBAC Insured, 6.65%, 12/01/11 .........................................      750,000      762,180
Stark County GO, Refunding, AMBAC Insured, 5.70%, 11/15/17 ............................................    2,775,000    2,901,707
Steubenville City School District GO,
  School Facilities and Implementation, MBIA Insured, 5.60%, 12/01/22 .................................    1,500,000    1,641,015
  Series A, AMBAC Insured, Pre-Refunded, 6.20%, 12/01/17 ..............................................    2,075,000    2,195,392
Streetsboro City School District GO, School Improvement, MBIA Insured, 5.00%, 12/01/25 ................    2,500,000    2,562,075
Struthers City School District GO, Refunding, AMBAC Insured, 5.50%, 12/01/22 ..........................    1,950,000    2,100,521
Summit County GO,
  Refunding, Series B, AMBAC Insured, 6.95%, 8/01/08 ..................................................      330,000      337,237
  Sanitary Sewer System Improvement, FGIC Insured, 5.25%, 12/01/21 ....................................    4,505,000    4,812,737
Swanton Local School District GO, School Improvement, FGIC Insured, 5.25%, 12/01/25 ...................    1,895,000    1,990,679
Sycamore Community City School District COP, Blue Ash Elementary School Project, AMBAC Insured,
  5.125%, 12/01/25 ....................................................................................    1,000,000    1,033,720
Sylvania City School District GO,
  FGIC Insured, Pre-Refunded, 5.75%, 12/01/22 .........................................................    1,500,000    1,696,095
  Refunding, FGIC Insured, 5.00%, 12/01/22 ............................................................    1,550,000    1,607,986
  Various Purpose, FGIC Insured, 5.30%, 12/01/20 ......................................................    2,225,000    2,402,199
Toledo GO, Limited Tax,
  AMBAC Insured, Pre-Refunded, 5.95%, 12/01/15 ........................................................    3,715,000    4,256,498
  AMBAC Insured, Pre-Refunded, 6.00%, 12/01/16 ........................................................    1,000,000    1,177,880
  FGIC Insured, 7.375%, 12/01/03 ......................................................................      650,000      679,569
  FGIC Insured, 7.375%, 12/01/04 ......................................................................      650,000      717,418
  FGIC Insured, 7.375%, 12/01/05 ......................................................................      650,000      751,693
  FGIC Insured, 7.375%, 12/01/06 ......................................................................      625,000      747,663
Tri-Valley Local School District GO, FGIC Insured, 5.25%, 12/01/29 ....................................    8,530,000    8,916,750
Trotwood-Madison City School District GO, School Improvement, FGIC Insured,
  5.375%, 12/01/22 ....................................................................................    1,685,000    1,804,214
  5.00%, 12/01/30 .....................................................................................    9,500,000    9,712,515
Trumbull County GO, Refunding, MBIA Insured, 5.20%, 12/01/20 ..........................................    1,475,000    1,578,943
Trumbull County Hospital Revenue, Refunding and Improvement,
  Series A, FGIC Insured, Pre-Refunded, 6.25%, 11/15/12 ...............................................    1,000,000    1,036,220
  Series B, FGIC Insured, Pre-Refunded, 6.90%, 11/15/12 ...............................................    1,860,000    1,931,722
Twinsburg GO,
  Golf Course, Refunding, FGIC Insured, 5.00%, 12/01/21 ...............................................    1,000,000    1,040,860
  Park Land and Conservation, FGIC Insured, 5.00%, 12/01/21 ...........................................    1,000,000    1,040,860
Union Scioto Local School District GO, Classroom Facilities, FSA Insured, 5.50%, 12/01/22 .............    2,600,000    2,800,694
University of Akron General Receipts Revenue, FGIC Insured,
  5.70%, 1/01/24 ......................................................................................    7,050,000    7,680,482
  5.75%, 1/01/29 ......................................................................................    1,500,000    1,641,330
University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ..........    7,400,000    7,606,386

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
  FRANKLIN OHIO INSURED TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  University of Cincinnati General Receipts Revenue, AMBAC Insured, 5.00%, 6/01/31 ...................... $ 1,350,000    $ 1,380,200
       Series AD, MBIA Insured, 5.125%, 6/01/20 .........................................................   1,500,000      1,556,805
       Series W, MBIA Insured, 5.85%, 6/01/16 ...........................................................   1,630,000      1,820,335
  University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 ............................   6,000,000      6,220,140
  Upper Arlington County School District GO, MBIA Insured, 5.25%, 12/01/22 ..............................   5,000,000      5,207,900
  Upper Scioto Valley Local School District GO, School Facilities Construction and Improvement, .........   1,160,000      1,216,144
  FGIC Insured, 5.25%, 12/01/25
  Valley Local School District GO, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/13 .........................   1,400,000      1,484,238
  Van Wert City School District GO, School Improvement, FGIC Insured, 5.00%,
       12/01/27 .........................................................................................   4,805,000      4,927,624
       12/01/30 .........................................................................................   2,500,000      2,557,900
  Wadsworth City School District GO, FGIC Insured, 5.75%, 12/01/22 ......................................   1,200,000      1,338,180
  Warren GO, MBIA Insured, Pre-Refunded, 6.65%, 11/01/12 ................................................   2,415,000      2,551,882
  Warrensville Heights City School District GO, School Improvement, FGIC Insured,
       5.625%, 12/01/20 .................................................................................   3,500,000      3,859,065
       5.75%, 12/01/24 ..................................................................................   2,750,000      3,083,740
  Waterville GO, Refunding, MBIA Insured, 5.05%, 12/01/26 ...............................................   1,085,000      1,116,031
  Wausen Exempted Village School District GO, Refunding and School Improvements, MBIA Insured,
       5.50%, 12/01/17 ..................................................................................   1,800,000      1,945,007
  Wayne Local School District GO, Warren County, AMBAC Insured, 6.10%, 12/01/24 .........................   1,800,000      2,042,099
  West Chester Township GO, AMBAC Insured, 5.00%, 12/01/25 ..............................................   1,500,000      1,542,674
  Western Reserve Local School District GO, MBIA Insured, 5.75%, 12/01/23 ...............................   1,825,000      2,059,895
  Westerville, Minerva Park and Blendon Joint Township Hospital District Revenue, St. Ann's
  Hospital, Refunding, Series B, AMBAC Insured, ETM, 7.00%, 9/15/12 .....................................   5,000,000      5,058,249
  Westfall Local School District GO, School Facilities Construction Improvement, FGIC Insured,
       6.00%, 12/01/22 ..................................................................................   2,850,000      3,216,452
  Wilmington Water Revenue, First Mortgage System, AMBAC Insured,
       6.00%, 6/15/21 ...................................................................................   2,510,000      2,800,255
       5.25%, 6/15/29 ...................................................................................   3,320,000      3,471,391
  Woodmore Local School District GO, Refunding, AMBAC Insured, 5.65%, 12/01/08 ..........................     500,000        525,149
  Youngstown State University General Receipts Revenue, AMBAC Insured, Pre-Refunded, 6.00%, 12/15/16 ....   2,250,000      2,487,644
  Zanesville City School District GO, School Improvement, MBIA Insured,
       4.75%, 12/01/22 ..................................................................................   5,500,000      5,603,839
       4.75%, 12/01/26 ..................................................................................   3,250,000      3,267,224
       5.05%, 12/01/29 ..................................................................................   3,500,000      3,609,304
                                                                                                                        ------------
  TOTAL BONDS ...........................................................................................                947,746,685
                                                                                                                        ------------
  ZERO COUPON BONDS .1%
  Marysville Exempted Village School District GO, Capital Appreciation, Refunding, MBIA Insured,
       12/1/20 ..........................................................................................   1,000,000        439,399
       12/1/21 ..........................................................................................   1,000,000        411,879
                                                                                                                        ------------
  TOTAL ZERO COUPON BONDS ...............................................................................                    851,278
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $889,904,246) .......................................................                948,597,963
                                                                                                                        ------------
  SHORT TERM INVESTMENTS .5%
a Cuyahoga County Hospital Revenue, University Hospitals of Cleveland, Daily VRDN and Put, 1.00%, 1/01/16   3,865,000      3,865,000
a Ohio State Water Development Authority Revenue, Environmental Mead
   Co., Refunding, Series B, Daily VRDN and Put, 1.15%, 11/01/15 ........................................     300,000        300,000
a University of Toledo General Receipts Bonds Revenue, FGIC Insured, Daily VRDN and Put, 1.20%, 6/01/32 .     500,000        500,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS  (COST $4,665,000) .......................................................                  4,665,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $894,569,246) 99.6% ...........................................................                953,262,963
  OTHER ASSETS, LESS LIABILITIES .4%.....................................................................                  4,179,024
                                                                                                                        ------------
  NET ASSETS 100.0% .....................................................................................               $957,441,987
                                                                                                                        ------------

See glossary of terms on page 97.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

GLOSSARY OF TERMS
------------------------------------------------------------------------------
AMBAC      - American Municipal Bond Assurance Corp.
BART       - Bay Area Rapid Transit
CDA        - Community Development Authority/Agency
CDD        - Community Development District
COP        - Certificate of Participation
EDA        - Economic Development Authority
EDC        - Economic Development Corp.
EDR        - Economic Development Revenue
ETM        - Escrow to Maturity
FGIC       - Financial Guaranty Insurance Co.
FHA        - Federal Housing Authority/Agency
FNMA       - Federal National Mortgage Association
FSA        - Financial Security Assistance
GNMA       - Government National Mortgage Association
GO         - General Obligation
HDA        - Housing Development Authority/Agency
HDC        - Housing Development Corp.
HFA        - Housing Finance Authority/Agency
HFAR       - Housing Finance Authority Revenue
HFC        - Housing Finance Corp.
HMR        - Home Mortgage Revenue
ID         - Improvement District
IDA        - Industrial Development Authority/Agency
IDAR       - Industrial Development Authority/Agency Revenue
IDR        - Industrial Development Revenue
ISD        - Independent School District
LTD.       - Limited
MBIA       - Municipal Bond Investors Assurance Corp.
MFH        - Multi-Family Housing
MFHR       - Multi-Family Housing Revenue
MFMR       - Multi-Family Mortgage Revenue
MFR        - Multi-Family Revenue
MTA        - Metropolitan Transit Authority
MUD        - Municipal Utility District
PBA        - Public Building Authority
PCR        - Pollution Control Revenue
PUD        - Public Utility District
RDA        - Redevelopment Authority/Agency
RDAR       - Redevelopment Authority/Agency Revenue
RMR        - Residential Mortgage Revenue
SFHR       - Single Family Housing Revenue
SFM        - Single Family Mortgage
SFMR       - Single Family Mortgage Revenue
USD        - Unified School District
VRDN       - Variable Rate Demand Notes
WTS.       - Warrants
XLCA       - XL Capital Assurance

FRANKLIN TAX-FREE TRUST
Financial Statements

 STATEMENTS OF ASSETS AND LIABILITIES
 FEBRUARY 28, 2003

                                                                        FRANKLIN                        FRANKLIN        FRANKLIN
                                                                         FLORIDA        FRANKLIN      MASSACHUSETTS     MICHIGAN
                                                                         INSURED         INSURED        INSURED          INSURED
                                                                         TAX-FREE        TAX-FREE       TAX-FREE        TAX-FREE
Assets:                                                                INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                                                                       -----------------------------------------------------------
   Investments in securities:
     Cost ...........................................................  $144,156,551  $1,717,563,058   $438,170,714  $1,297,988,955
                                                                       -----------------------------------------------------------
     Value ..........................................................   154,714,418   1,835,759,998    467,668,324   1,399,622,259
   Cash .............................................................        25,885          42,002         10,787              --
   Receivables:
     Investment securities sold .....................................            --              --      2,389,249              --
     Capital shares sold ............................................       655,885       4,851,458      1,152,097       1,931,950
     Interest .......................................................     2,220,951      22,440,286      5,242,348      20,192,983
                                                                       -----------------------------------------------------------
        Total assets ................................................   157,617,139   1,863,093,744    476,462,805   1,421,747,192
                                                                       -----------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ................................            --              --      5,508,556       3,494,068
     Capital shares redeemed ........................................       258,099       1,465,291        772,543       1,081,153
     Affiliates .....................................................        90,381         984,528        262,702         770,759
     Shareholders ...................................................       103,780         270,311         18,251         250,477
   Distributions to shareholders ....................................       174,207       2,236,266        542,674       1,686,704
   Funds advanced by custodian ......................................            --              --             --         433,987
   Other liabilities ................................................        17,345         111,923         36,920          92,649
                                                                       -----------------------------------------------------------
        Total liabilities ...........................................       643,812       5,068,319      7,141,646       7,809,797
                                                                       -----------------------------------------------------------
          Net assets, at value ......................................  $156,973,327  $1,858,025,425   $469,321,159  $1,413,937,395
                                                                       -----------------------------------------------------------
Net assets consist of:
   Undistributed net investment income ..............................      $(62,270)    $(1,574,558)     $(423,334)    $(1,329,842)
   Net unrealized appreciation (depreciation) .......................    10,557,867     118,196,940     29,497,610     101,633,304
   Accumulated net realized gain (loss) .............................    (1,468,265)       (800,521)      (976,768)      3,585,784
   Capital shares ...................................................   147,945,995   1,742,203,564    441,223,651   1,310,048,149
                                                                       -----------------------------------------------------------
        Net assets, at value ........................................  $156,973,327  $1,858,025,425   $469,321,159  $1,413,937,395
                                                                       -----------------------------------------------------------
CLASS A:
   Net assets, at value .............................................  $156,973,327  $1,646,354,968   $426,318,965  $1,253,846,896
                                                                       -----------------------------------------------------------
   Shares outstanding ...............................................    14,589,521     133,064,017     35,804,075     100,625,555
                                                                       -----------------------------------------------------------
   Net asset value per sharea .......................................        $10.76          $12.37         $11.91          $12.46
                                                                       -----------------------------------------------------------
   Maximum offering price per share (net asset value
    per share / 95.75%) .............................................        $11.24          $12.92         $12.44          $13.01
                                                                       -----------------------------------------------------------

CLASS B:
   Net assets, at value .............................................            --     $82,062,299             --     $49,931,033
                                                                       -----------------------------------------------------------
   Shares outstanding ...............................................            --       6,605,926             --       3,990,737
                                                                       -----------------------------------------------------------
   Net asset value and maximum offering price per sharea ............            --          $12.42             --          $12.51
                                                                       -----------------------------------------------------------

CLASS C:
   Net assets, at value .............................................            --    $129,608,158    $43,002,194    $110,159,466
                                                                       -----------------------------------------------------------
   Shares outstanding ...............................................            --      10,396,501      3,588,985       8,767,655
                                                                       -----------------------------------------------------------
   Net asset value per sharea .......................................            --          $12.47         $11.98          $12.56
                                                                       -----------------------------------------------------------
   Maximum offering price per share (net asset value per share / 99%)            --          $12.60         $12.10          $12.69
                                                                       -----------------------------------------------------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

Microsoft Word 10.0.4219;FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


 STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
 FEBRUARY 28, 2003

                                                                                 FRANKLIN           FRANKLIN
                                                                                 MINNESOTA            OHIO
                                                                             INSURED TAX-FREE   INSURED TAX-FREE
                                                                                INCOME FUND        INCOME FUND
                                                                             ------------------------------------
Assets:
   Investments in securities:
     Cost ..............................................................       $543,222,436        $894,569,246
                                                                             ------------------------------------
     Value .............................................................        574,977,396         953,262,963
   Cash ................................................................             45,502              85,345
   Receivables:
     Investment securities sold ........................................                 --           1,047,286
     Capital shares sold ...............................................            759,952           2,088,755
     Interest ..........................................................          5,224,407          13,081,706
                                                                             ------------------------------------
        Total assets ...................................................        581,007,257         969,566,055
                                                                             ------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ...................................                 --           8,706,675
     Capital shares redeemed ...........................................            339,903           1,147,176
     Affiliates ........................................................            319,634             542,292
     Shareholders ......................................................            866,921             517,613
   Distributions to shareholders .......................................            675,134           1,136,308
   Other liabilities ...................................................             25,426              74,004
                                                                             ------------------------------------
        Total liabilities ..............................................          2,227,018          12,124,068
                                                                             ------------------------------------
          Net assets, at value .........................................       $578,780,239        $957,441,987
                                                                             ------------------------------------
Net assets consist of:
   Undistributed net investment income .................................          $(561,673)          $(852,669)
   Net unrealized appreciation (depreciation) ..........................         31,754,960          58,693,717
   Accumulated net realized gain (loss) ................................         (3,209,504)             49,630
   Capital shares ......................................................        550,796,456         899,551,309
                                                                             ------------------------------------
        Net assets, at value ...........................................       $578,780,239        $957,441,987
                                                                             ------------------------------------
CLASS A:
   Net assets, at value ................................................       $524,075,755        $822,031,399
                                                                             ------------------------------------
   Shares outstanding ..................................................         42,848,183          65,251,435
                                                                             ------------------------------------
   Net asset value per sharea ..........................................             $12.23              $12.60
                                                                             ------------------------------------
   Maximum offering price per share (net asset value per share / 95.75%)             $12.77              $13.16
                                                                             ------------------------------------
CLASS B:
   Net assets, at value ................................................                 --         $44,221,621
                                                                             ------------------------------------
   Shares outstanding ..................................................                 --           3,498,968
                                                                             ------------------------------------
   Net asset value and maximum offering price per sharea ...............                 --              $12.64
                                                                             ------------------------------------
CLASS C:
   Net assets, at value ................................................        $54,704,484         $91,188,967
                                                                             ------------------------------------
   Shares outstanding ..................................................          4,445,966           7,187,608
                                                                             ------------------------------------
   Net asset value per sharea ..........................................             $12.30              $12.69
                                                                             ------------------------------------
   Maximum offering price per share (net asset value per share / 99%) ..             $12.42              $12.82
                                                                             ------------------------------------


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


 STATEMENTS OF OPERATIONS
 FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                   FRANKLIN                           FRANKLIN         FRANKLIN
                                                                    FLORIDA          FRANKLIN      MASSACHUSETTS       MICHIGAN
                                                               INSURED TAX-FREE  INSURED TAX-FREE INSURED TAX-FREE  INSURED TAX-FREE
                                                                  INCOME FUND      INCOME FUND       INCOME FUND       INCOME FUND
                                                               ---------------------------------------------------------------------
Investment income:
   Interest ...................................................   $7,162,334       $93,547,228       $23,214,346       $70,939,876
                                                               ---------------------------------------------------------------------
Expenses:
   Management fees (Note 3) ...................................      827,435         8,148,784         2,246,737         6,348,947
   Distribution fees (Note 3)
     Class A ..................................................      139,053         1,495,280           397,176         1,174,059
     Class B ..................................................         --             379,945              --             260,726
     Class C ..................................................         --             672,240           239,884           585,667
   Transfer agent fees (Note 3) ...............................       46,149           724,380           176,221           633,326
   Custodian fees .............................................        1,382            17,302             4,378            13,506
   Reports to shareholders ....................................        7,886            77,232            21,813            68,503
   Registration and filing fees ...............................        3,917           114,300            15,369            26,780
   Professional fees ..........................................       11,506            34,972            16,488            32,819
   Trustees' fees and expenses ................................        1,348            17,116             4,308            13,236
   Other ......................................................       19,926           149,180            42,636           100,297
                                                               ---------------------------------------------------------------------
        Total expenses ........................................    1,058,602        11,830,731         3,165,010         9,257,866
                                                               ---------------------------------------------------------------------
          Net investment income ...............................    6,103,732        81,716,497        20,049,336        61,682,010
                                                               ---------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................       96,379         2,539,109           642,820        10,182,945
   Net unrealized appreciation (depreciation) on investments ..    3,609,352        33,267,879        10,046,040        21,840,689
                                                               ---------------------------------------------------------------------
Net realized and unrealized gain (loss) .......................    3,705,731        35,806,988        10,688,860        32,023,634
                                                               ---------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $9,809,463      $117,523,485       $30,738,196       $93,705,644
                                                               ---------------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


 STATEMENTS OF OPERATIONS (CONT.)
 FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                      FRANKLIN               FRANKLIN
                                                                      MINNESOTA                OHIO
                                                                  INSURED TAX-FREE       INSURED TAX-FREE
                                                                     INCOME FUND           INCOME FUND
                                                                  ---------------------------------------
Investment income:
   Interest ...................................................      $28,887,794           $46,772,997
                                                                  ---------------------------------------
Expenses:
   Management fees (Note 3) ...................................        2,710,947             4,260,816
   Distribution fees (Note 3)
     Class A ..................................................          484,850               782,835
     Class B ..................................................               --               190,105
     Class C ..................................................          279,243               464,452
   Transfer agent fees (Note 3) ...............................          243,867               415,140
   Custodian fees .............................................            5,432                 8,766
   Reports to shareholders ....................................           29,966                46,715
   Registration and filing fees ...............................           13,556                19,740
   Professional fees ..........................................           19,106                29,981
   Trustees' fees and expenses ................................            5,678                 8,624
   Other ......................................................           52,205                79,037
                                                                  ---------------------------------------
        Total expenses ........................................        3,844,850             6,306,211
                                                                  ---------------------------------------
          Net investment income ...............................       25,042,944            40,466,786
                                                                  ---------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................        1,242,451             3,508,325
   Net unrealized appreciation (depreciation) on investments ..       10,210,971            13,984,286
                                                                  ---------------------------------------
Net realized and unrealized gain (loss) .......................       11,453,422            17,492,611
                                                                  ---------------------------------------
Net increase (decrease) in net assets resulting from operations      $36,496,366           $57,959,397
                                                                  ---------------------------------------

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


 STATEMENTS OF CHANGES IN NET ASSETS
 FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                      FRANKLIN FLORIDA                           FRANKLIN
                                                                INSURED TAX-FREE INCOME FUND          INSURED TAX-FREE INCOME FUND
                                                              ----------------------------------------------------------------------
                                                                    2003             2002                2003                2002
                                                              ----------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ................................   $   6,103,732    $    5,600,655    $    81,716,497    $    78,309,265
     Net realized gain (loss) from investments ............          96,379          (104,869)         2,539,109          1,601,265
     Net unrealized appreciation (depreciation) on investments    3,609,352         1,713,127         33,267,879         19,285,155
                                                              ----------------------------------------------------------------------
          Net increase (decrease) in net assets resulting
             from operations ..............................       9,809,463         7,208,913        117,523,485         99,195,685
   Distributions to shareholders from:
     Net investment income:
        Class A ...........................................      (6,179,083)       (5,657,998)       (74,650,933)       (74,995,218)
        Class B ...........................................              --                --         (2,405,752)          (910,449)
        Class C ...........................................              --                --         (4,472,326)        (3,224,863)
                                                              ----------------------------------------------------------------------
   Total distributions to shareholders ....................      (6,179,083)       (5,657,998)       (81,529,011)       (79,130,530)
   Capital share transactions: (Note 2)
        Class A ...........................................      25,748,091         9,462,927         60,037,260         63,368,441
        Class B ...........................................              --                --         42,419,525         31,563,478
        Class C ...........................................              --                --         36,767,985         27,216,744
                                                              ----------------------------------------------------------------------
   Total capital share transactions .......................      25,748,091         9,462,927        139,224,770        122,148,663
          Net increase (decrease) in net assets ...........      29,378,471        11,013,842        175,219,244        142,213,818
Net assets
   Beginning of year ......................................     127,594,856       116,581,014      1,682,806,181      1,540,592,363
                                                              ----------------------------------------------------------------------
   End of year ............................................   $ 156,973,327    $  127,594,856    $ 1,858,025,425    $ 1,682,806,181
                                                              ----------------------------------------------------------------------
Undistributed net investment income included in net assets:
   End of year ............................................   $     (62,270)   $       13,166    $    (1,574,558)   $    (1,691,886)
                                                              ----------------------------------------------------------------------

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


 STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
 FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                     FRANKLIN MASSACHUSETTS                FRANKLIN MICHIGAN
                                                                  INSURED TAX-FREE INCOME FUND       INSURED TAX-FREE INCOME FUND
                                                                --------------------------------------------------------------------
                                                                      2003             2002              2003              2002
                                                                --------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................   $  20,049,336    $  18,218,120   $    61,682,010   $    58,448,260
     Net realized gain (loss) from investments ...............         642,820          187,266        10,182,945         3,045,611
     Net unrealized appreciation (depreciation) on investments      10,046,040        2,950,145        21,840,689        14,451,636
                                                                --------------------------------------------------------------------

          Net increase (decrease) in net assets resulting
             from operations .................................      30,738,196       21,355,531        93,705,644        75,945,507
   Distributions to shareholders from:
     Net investment income:
        Class A ..............................................     (18,757,560)     (17,126,179)      (56,704,350)      (55,343,998)
        Class B ..............................................              --               --        (1,632,164)         (829,559)
        Class C ..............................................      (1,531,681)      (1,257,386)       (3,844,298)       (2,718,321)
     Net realized gains:
        Class A ..............................................              --               --        (6,964,625)               --
        Class B ..............................................              --               --          (254,882)               --
        Class C ..............................................              --               --          (575,866)               --
                                                                --------------------------------------------------------------------
   Total distributions to shareholders .......................     (20,289,241)     (18,383,565)      (69,976,185)      (58,891,878)
   Capital share transactions: (Note 2)
        Class A ..............................................      34,483,823       51,896,159        47,595,604        84,602,241
        Class B ..............................................            --               --          18,902,428        22,108,918
        Class C ..............................................       9,734,804        3,738,134        30,819,698        22,944,215
                                                                --------------------------------------------------------------------
   Total capital share transactions ..........................      44,218,627       55,634,293        97,317,730       129,655,374
          Net increase (decrease) in net assets ..............      54,667,582       58,606,259       121,047,189       146,709,003
Net assets
   Beginning of year .........................................     414,653,577      356,047,318     1,292,890,206     1,146,181,203
                                                                --------------------------------------------------------------------
   End of year ...............................................   $ 469,321,159    $ 414,653,577   $ 1,413,937,395   $ 1,292,890,206
                                                                --------------------------------------------------------------------
Undistributed net investment income included in net assets:
   End of year ...............................................   $    (423,334)   $    (141,776)  $    (1,329,842)  $      (807,019)
                                                                --------------------------------------------------------------------

See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


 STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
 FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                     FRANKLIN MINNESOTA                   FRANKLIN OHIO
                                                                INSURED TAX-FREE INCOME FUND     INSURED TAX-FREE INCOME FUND
                                                              -----------------------------------------------------------------
                                                                    2003            2002              2003            2002
                                                              -----------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ................................   $  25,042,944    $  24,340,942    $  40,466,786    $  37,613,093
     Net realized gain (loss) from investments ............       1,242,451           97,505        3,508,325           94,804
     Net unrealized appreciation (depreciation) on ........      10,210,971        3,995,823       13,984,286       10,998,040
                                                              -----------------------------------------------------------------
     investments
          Net increase (decrease) in net assets resulting
             from operations ..............................      36,496,366       28,434,270       57,959,397       48,705,937
   Distributions to shareholders from:
     Net investment income:
        Class A ...........................................     (23,330,267)     (23,247,919)     (36,776,898)     (35,527,889)
        Class B ...........................................              --               --       (1,193,468)        (411,120)
        Class C ...........................................      (1,908,284)      (1,265,988)      (3,064,984)      (2,130,271)
                                                              -----------------------------------------------------------------
Total distributions to shareholders .......................     (25,238,551)     (24,513,907)     (41,035,350)     (38,069,280)
   Capital share transactions: (Note 2)
        Class A ...........................................      28,073,962       16,379,979       54,992,636       43,772,379
        Class B ...........................................              --               --       26,872,028       12,822,961
        Class C ...........................................      14,460,013       14,191,507       30,296,547       16,551,370
                                                              -----------------------------------------------------------------
   Total capital share transactions .......................      42,533,975       30,571,486      112,161,211       73,146,710
          Net increase (decrease) in net assets ...........      53,791,790       34,491,849      129,085,258       83,783,367
Net assets
   Beginning of year ......................................     524,988,449      490,496,600      828,356,729      744,573,362
                                                              -----------------------------------------------------------------
   End of year ............................................   $ 578,780,239    $ 524,988,449    $ 957,441,987    $ 828,356,729
                                                              -----------------------------------------------------------------
Undistributed net investment income included in net assets:
   End of year ............................................   $    (561,673)   $    (376,011)   $    (852,669)   $    (276,849)
                                                              -----------------------------------------------------------------


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four separate series. All Funds included in this report (the Funds) are diversified except the Franklin Florida Insured Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discount and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy, a portfolio insurance policy or a secondary insurance policy. Some municipal securities in the Trust are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2.SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A                                 CLASS A & CLASS C                            CLASS A, CLASS B, & CLASS C
---------------------------------------------------------------------------------------------------------------------------
Franklin Florida Insured Tax-Free       Franklin Massachusetts Insured Tax-Free      Franklin Insured Tax-Free Income Fund
Income Fund                             Income Fund
                                        Franklin Minnesota Insured Tax-Free Income   Franklin Michigan Insured Tax-Free
                                        Fund                                         Income Fund
                                                                                     Franklin Ohio Insured Tax-Free Income Fund

At February 28, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                              FRANKLIN FLORIDA                  FRANKLIN
                                                        INSURED TAX-FREE INCOME FUND  INSURED TAX-FREE INCOME FUND
                                                       ------------------------------------------------------------
                                                            SHARES        AMOUNT          SHARES         AMOUNT
                                                       ------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
   Shares sold .......................................    4,236,064   $   44,889,373    18,578,670 $   226,230,311
   Shares issued in reinvestment of distributions ....      272,021        2,870,893     2,962,112      36,027,867
   Shares redeemed ...................................   (2,076,197)     (22,012,175)  (16,642,710)   (202,220,918)
                                                       ------------------------------------------------------------
Net increase .........................................    2,431,888   $   25,748,091     4,898,072 $    60,037,260
                                                       ------------------------------------------------------------
Year ended February 28, 2002
   Shares sold .......................................    2,557,416   $   26,662,110    16,833,979 $   202,407,491
   Shares issued in reinvestment of distributions ....      244,438        2,549,200     2,790,550      33,584,610
   Shares redeemed ...................................   (1,897,313)     (19,748,383)  (14,349,903)   (172,623,660)
                                                       ------------------------------------------------------------
Net increase .........................................      904,541   $    9,462,927     5,274,626 $    63,368,441
                                                       ------------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2003
   Shares sold .......................................                                   3,853,699 $    47,104,779
   Shares issued in reinvestment of distributions ....                                     119,464       1,461,175
   Shares redeemed ...................................                                    (502,965)     (6,146,429)
                                                                                        ---------------------------
Net increase .........................................                                   3,470,198 $    42,419,525
                                                                                        ---------------------------
Year ended February 28, 2002 .........................
   Shares sold .......................................                                   2,763,589 $    33,398,365
   Shares issued in reinvestment of distributions ....                                      45,528         550,595
   Shares redeemed ...................................                                    (197,498)     (2,385,482)
                                                                                        ---------------------------
Net increase .........................................                                   2,611,619 $    31,563,478
                                                                                        ---------------------------
CLASS C SHARES:
Year ended February 28, 2003
   Shares sold .......................................                                   4,346,155 $    53,376,352
   Shares issued in reinvestment of distributions ....                                     221,864       2,720,314
   Shares redeemed ...................................                                  (1,574,521)    (19,328,681)
                                                                                        ---------------------------
Net increase .........................................                                   2,993,498 $    36,767,985
                                                                                        ---------------------------
Year ended February 28, 2002
   Shares sold .......................................                                   2,930,627 $    35,537,518
   Shares issued in reinvestment of distributions ....                                     156,179       1,892,530
   Shares redeemed ...................................                                    (844,569)    (10,213,304)
                                                                                        ---------------------------
Net increase .........................................                                   2,242,237 $    27,216,744
                                                                                        ---------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2.SHARES OF BENEFICIAL INTEREST (CONT.)

                                                               FRANKLIN MASSACHUSETTS          FRANKLIN MICHIGAN
                                                            INSURED TAX-FREE INCOME FUND  INSURED TAX-FREE INCOME FUND
                                                            ----------------------------------------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                            ----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
   Shares sold .............................................   5,851,549 $   68,509,085    11,213,101  $  137,693,460
   Shares issued in reinvestment of distributions...........     820,193      9,584,883     2,935,600      36,054,644
   Shares redeemed .........................................  (3,722,856)   (43,610,145)  (10,276,746)   (126,152,500)
                                                            ----------------------------------------------------------
Net increase ...............................................   2,948,886 $   34,483,823     3,871,955$     47,595,604
                                                            ----------------------------------------------------------
Year ended February 28, 2002
   Shares sold .............................................   6,667,872 $   77,240,450    13,042,912  $  158,406,247
   Shares issued in reinvestment of distributions...........     721,830      8,354,231     2,374,547      28,873,533
   Shares redeemed .........................................  (2,922,702)   (33,698,522)   (8,447,157)   (102,677,539)
                                                            ----------------------------------------------------------
Net increase ...............................................   4,467,000 $   51,896,159     6,970,302$     84,602,241
                                                            ----------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2003
   Shares sold .............................................                                1,679,060  $   20,710,644
   Shares issued in reinvestment of distributions...........                                  105,208       1,298,647
   Shares redeemed .........................................                                 (251,934)     (3,106,863)
                                                                                           ---------------------------
Net increase ...............................................                                1,532,334  $   18,902,428
                                                                                           ---------------------------
Year ended February 28, 2002
   Shares sold .............................................                                1,833,326  $   22,353,029
   Shares issued in reinvestment of distributions...........                                   44,277         540,839
   Shares redeemed .........................................                                  (64,486)       (784,950)
                                                                                           ---------------------------
Net increase ...............................................                                1,813,117$     22,108,918
                                                                                           ---------------------------
CLASS C SHARES:
Year ended February 28, 2003
   Shares sold .............................................   1,309,170 $   15,441,387     3,338,563  $   41,394,593
   Shares issued in reinvestment of distributions...........      88,314      1,038,702       240,690       2,982,834
   Shares redeemed .........................................    (572,791)    (6,745,285)   (1,091,544)    (13,557,729)
                                                            ----------------------------------------------------------
Net increase ...............................................     824,693 $    9,734,804     2,487,709  $   30,819,698
                                                            ----------------------------------------------------------
Year ended February 28, 2002
   Shares sold .............................................     847,308 $    9,880,628     2,311,583  $   28,306,118
   Shares issued in reinvestment of distributions...........      73,481        855,041       145,879       1,787,347
   Shares redeemed .........................................    (603,298)    (6,997,535)     (584,374)     (7,149,250)
                                                            ----------------------------------------------------------
Net increase ...............................................     317,491 $    3,738,134     1,873,088  $   22,944,215
                                                            ----------------------------------------------------------

                                                                  FRANKLIN MINNESOTA              FRANKLIN OHIO
                                                             INSURED TAX-FREE INCOME FUND  INSURED TAX-FREE INCOME FUND
                                                            ----------------------------------------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                            ----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
   Shares sold .............................................   5,322,975 $   64,165,739     9,304,389  $  115,452,779
   Shares issued in reinvestment of distributions...........   1,085,740     13,046,718     1,576,166      19,534,679
   Shares redeemed .........................................  (4,093,237)   (49,138,495)   (6,451,171)    (79,994,822)
                                                            ----------------------------------------------------------
Net increase ...............................................   2,315,478 $   28,073,962     4,429,384  $   54,992,636
                                                            ----------------------------------------------------------
Year ended February 28, 2002
   Shares sold .............................................   4,855,921 $   57,927,992     7,349,999  $   90,221,895
   Shares issued in reinvestment of distributions...........   1,041,503     12,442,171     1,460,571      17,926,475
   Shares redeemed .........................................  (4,531,166)   (53,990,184)   (5,246,223)    (64,375,991)
                                                            ----------------------------------------------------------
Net increase ...............................................   1,366,258 $   16,379,979     3,564,347  $   43,772,379
                                                            ----------------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


 2.SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                          FRANKLIN MINNESOTA               FRANKLIN OHIO
                                                                     INSURED TAX-FREE INCOME FUND  INSURED TAX-FREE INCOME FUND
                                                                     ----------------------------------------------------------
                                                                        SHARES        AMOUNT          SHARES           AMOUNT
                                                                     ----------------------------------------------------------
CLASS B SHARES:
Year ended February 28, 2003
   Shares sold ....................................................                                  2,234,803  $   27,818,591
   Shares issued in reinvestment of distributions .................                                     66,476         828,072
   Shares redeemed ................................................                                   (142,933)     (1,774,635)
                                                                                                    ---------------------------
Net increase ......................................................                                  2,158,346  $   26,872,028
                                                                                                    ---------------------------
Year ended February 28, 2002
   Shares sold ....................................................                                  1,079,786  $   13,286,628
   Shares issued in reinvestment of distributions .................                                     21,747         267,985
   Shares redeemed ................................................                                    (59,286)       (731,652)
                                                                                                    ---------------------------
Net increase ......................................................                                  1,042,247  $   12,822,961
                                                                                                    ---------------------------
CLASS C SHARES:
Year ended February 28, 2003
   Shares sold ....................................................     1,532,692  $  18,513,956     2,912,029  $   36,372,920
   Shares issued in reinvestment of distributions .................        93,226      1,127,084       152,169       1,900,285
   Shares redeemed ................................................      (430,122)    (5,181,027)     (639,623)     (7,976,658)
                                                                     ----------------------------------------------------------
Net increase ......................................................     1,195,796  $  14,460,013     2,424,575  $   30,296,547
                                                                     ----------------------------------------------------------
Year ended February 28, 2002
   Shares sold ....................................................     1,412,309  $  16,980,707     1,725,320  $   21,331,886
   Shares issued in reinvestment of distributions .................        75,200        903,217       108,112       1,335,244
   Shares redeemed ................................................      (307,307)    (3,692,417)     (496,900)     (6,115,760)
                                                                     ----------------------------------------------------------
Net increase ......................................................     1,180,202  $  14,191,507     1,336,532  $   16,551,370
                                                                     ----------------------------------------------------------

3.TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

ANNUALIZED FEE RATE     MONTH-END NET ASSETS
----------------------------------------------------------------------------
       .625%            First $100 million
       .500%            Over $100 million, up to and including $250 million
       .450%            In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


 3.TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         FRANKLIN                    FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN
                                          FLORIDA      FRANKLIN    MASSACHUSETTS    MICHIGAN     MINNESOTA        OHIO
                                          INSURED       INSURED       INSURED       INSURED       INSURED       INSURED
                                          TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE        TAX-FREE
                                        INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                       ------------------------------------------------------------------------------------
Net commissions received (paid) .....   $    22,574  $  (1,713,682) $    78,698  $   (885,168) $   (131,718) $  (1,074,321)
Contingent deferred sales charges....   $       359  $     179,383  $    11,439  $    126,384  $     12,010  $      49,274

The Funds paid transfer agent fees of $2,239,083 of which $1,670,506 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                  FRANKLIN                    FRANKLIN      FRANKLIN
                                                                   FLORIDA       FRANKLIN  MASSACHUSETTS    MINNESOTA
                                                                   INSURED       INSURED       INSURED       INSURED
                                                                  TAX-FREE      TAX-FREE      TAX-FREE      TAX-FREE
                                                                 INCOME FUND   INCOME FUND   INCOME FUND   INCOME FUND
                                                                --------------------------------------------------------
Capital loss carryovers expiring in:
2005 .........................................................  $    167,156   $        --   $        --  $           --
2008 .........................................................       497,948            --       337,078         134,105
2009 .........................................................       546,752       797,402       608,972       2,286,638
2010 .........................................................       256,409            --            --         788,761
                                                                --------------------------------------------------------
                                                                $  1,468,265   $   797,402   $   946,050  $    3,209,504
                                                                --------------------------------------------------------

At February 28, 2003, the Franklin Massachusetts Insured Tax-Free Income Fund has deferred capital losses occurring subsequent to October 31, 2002, of $30,718. For tax purposes, such losses will be reflected in the year ending February 28, 2004.

On February 28, 2003, the Franklin Florida Insured Tax-Free Income Fund had an expired capital loss carryover of $1,003,928, which was reclassified to paid-in capital.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and bond discounts.

The tax character of distributions paid during the years ended February 28, 2003 and 2002, were as follows:

                                              FRANKLIN FLORIDA                     FRANKLIN              FRANKLIN MASSACHUSETTS
                                        INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND
                                        -------------------------------------------------------------------------------------------
                                             2003          2002             2003         2002                2003         2002
                                        -------------------------------------------------------------------------------------------
Distributions paid from:
   Tax exempt income ...............     $ 6,179,083   $ 5,657,998      $81,529,011   $79,130,530        $20,289,241  $18,383,565
   Long-term capital gain ..........              --            --               --           --                  --           --
                                        -------------------------------------------------------------------------------------------
                                         $ 6,179,083   $ 5,657,998      $81,529,011   $79,130,530        $20,289,241  $18,383,565
                                        -------------------------------------------------------------------------------------------

                                              FRANKLIN MICHIGAN              FRANKLIN MINNESOTA              FRANKLIN OHIO
                                         INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND   INSURED TAX-FREE INCOME FUND
                                        -------------------------------------------------------------------------------------------
                                             2003          2002             2003         2002                2003         2002
                                        -------------------------------------------------------------------------------------------
Distributions paid from:
   Tax exempt income ...............     $62,180,812   $58,891,878      $25,238,551   $24,513,907        $41,035,350  $38,069,280
   Long-term capital gain ..........       7,795,373            --               --            --                 --           --
                                        -------------------------------------------------------------------------------------------
                                         $69,976,185   $58,891,878      $25,238,551   $24,513,907        $41,035,350  $38,069,280
                                        -------------------------------------------------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


4.INCOME TAXES (CONT.)

At February 28, 2003, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt income and undistributed long-term capital gains for income tax purposes were as follows:

                                         FRANKLIN                         FRANKLIN       FRANKLIN         FRANKLIN        FRANKLIN
                                          FLORIDA         FRANKLIN     MASSACHUSETTS     MICHIGAN         MINNESOTA          OHIO
                                          INSURED          INSURED         INSURED        INSURED          INSURED         INSURED
                                         TAX-FREE         TAX-FREE        TAX-FREE       TAX-FREE         TAX-FREE        TAX-FREE
                                        INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                      ----------------------------------------------------------------------------------------------
Cost of investments ................. $ 144,154,372  $ 1,717,159,949  $ 438,056,735  $ 1,297,846,113  $  543,108,975  $  894,358,361
                                      ----------------------------------------------------------------------------------------------
Unrealized appreciation ............. $  10,560,046  $   118,747,558  $  29,691,065  $  101,778,740   $   31,917,580  $   58,904,602
Unrealized depreciation .............            --         (147,509)       (79,476)         (2,594)         (49,159)             --
                                      ----------------------------------------------------------------------------------------------
Net unrealized appreciation ......... $  10,560,046  $   118,600,049  $  29,611,589  $  101,776,146   $   31,868,421  $   58,904,602
                                      ----------------------------------------------------------------------------------------------
Undistributed tax exempt income ..... $     109,758  $       255,481  $       5,362  $      214,020               --  $       72,753
Undistributed long-term capital gains            --               --             --       3,585,784               --          49,630
                                      ----------------------------------------------------------------------------------------------
Distributable earnings .............. $     109,758  $       255,481  $       5,362  $    3,799,804               --  $      122,383
                                      ----------------------------------------------------------------------------------------------

5.INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2003 were as follows:

                                         FRANKLIN                         FRANKLIN       FRANKLIN         FRANKLIN        FRANKLIN
                                          FLORIDA         FRANKLIN     MASSACHUSETTS     MICHIGAN         MINNESOTA          OHIO
                                          INSURED          INSURED         INSURED        INSURED          INSURED         INSURED
                                         TAX-FREE         TAX-FREE        TAX-FREE       TAX-FREE         TAX-FREE        TAX-FREE
                                        INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND     INCOME FUND
                                      ----------------------------------------------------------------------------------------------
Purchases ...........................  $  39,281,027   $  331,147,012  $  116,587,402  $  273,471,260  $  114,144,510 $  233,004,970
Sales ...............................  $  14,577,550   $  202,296,228  $   70,265,636  $  176,626,834  $   71,316,292 $  116,508,807

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 28, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 3, 2003

FRANKLIN TAX-FREE TRUST
Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended February 28, 2003.

   FRANKLIN MICHIGAN                      FRANKLIN OHIO
INSURED TAX-FREE INCOME FUND      INSURED TAX-FREE INCOME FUND
---------------------------------------------------------------
     $10,206,966                              $49,630

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2003.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until the person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                           LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS     POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee         Since 1984         106             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and formerly, Director, MotherLode Gold Mines Consolidated
(gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
--------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)      Trustee         Since 1984          133            Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway                                                          and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)   Trustee         Since 1989         134             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (51)      Trustee         Since 1998          82             Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                          refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                      (chemicals, fibers and resins); Beverly Enterprises,
                                                                              Inc. (health care); H.J. Heinz Company (processed
                                                                              foods and allied products); RTI International
                                                                              Metals, Inc. (manufacture and distribution of
                                                                              titanium); and Canadian National Railway (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)     Trustee         Since 1984         106             Director, The California Center for Land Recycling
One Franklin Parkway                                                          (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
--------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)    Trustee          Since 1992         133             Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                          (holding company); Martek Biosciences Corporation;
San Mateo, CA 94403-1906                                                      MedImmune, Inc. (biotechnology); Overstock.com
                                                                              (Internet services); and Spacehab, Inc. (aerospace
                                                                              services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                  LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)        Trustee and      Since 1984           133           None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62)    Trustee,         Trustee and          116           None
One Franklin Parkway             President and    President
San Mateo, CA 94403-1906         Chief Executive  since 1984 and
                                 Officer -        Chief Executive
                                 Investment       Officer -
                                 Management       Investment
                                                  Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

SHEILA AMOROSO (43)              Vice President   Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)             Vice President   Since 1986       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

RAFAEL R. COSTAS, JR. (38)       Vice President   Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)          Vice President   Since 1995       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)            Senior Vice      Since 2002     Not Applicable      None
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 50 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                  LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)               Vice President   Since 2000     Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Officer and/or director of some of the other subsidiaries of Franklin Resources, Resources, Inc.; Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; President, Chief
Executive Officer and Director, Property Resources and formerly, Equity Trust
(until 1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)            Vice President   Since 2000     Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
--------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)           Vice President   Since 2002     Not Applicable      Director, FTI Banque, Arch
600 5th Avenue                                                                       Chemicals, Inc. and Lingnan
Rockefeller Center                                                                   Foundation.
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (39)        Treasurer and    Treasurer       Not Applicable     None
One Franklin Parkway             Chief            since 2000 and
San Mateo, CA 94403-1906         Financial        Chief Financial
                                 Officer          Officer
                                                  since 2002
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)           Vice President   Since 2000      Not Applicable     None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and
formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------

THOMAS WALSH (41)                Vice President   Since 2000      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, and officer of eight of the Inc.;
investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc., which is the parent company of the Trust's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

                      This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
   Companies Fund
Templeton International (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund

GLOBAL
Franklin Global Aggressive
   Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
   Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund 1
Franklin Flex Cap Growth Fund 2
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 3

VALUE
Franklin Balance Sheet
   Investment Fund 4

Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 5

SECTOR
Franklin Biotechnology
   Discovery Fund
Franklin DynaTech Fund
Franklin Global
   Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious
   Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Conservative
   Target Fund
Franklin Templeton Moderate
   Target Fund

Franklin Templeton Growth
   Target Fund

INCOME
Franklin Adjustable U.S.
   Government Securities Fund 6
Franklin's AGE High Income Fund
Franklin Federal Money Fund 6, 7
Franklin Floating Rate Daily
   Access Fund
Franklin Floating Rate Trust 8
Franklin Income Fund
Franklin Money Fund 6, 7
Franklin Short-Intermediate
   U.S. Government Securities Fund 6
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard
   Currency Fund
Franklin Total Return Fund
Franklin U.S. Government
   Securities Fund 6
Templeton Global Bond Fund

TAX-FREE INCOME 9
Double Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 10
Tax-Exempt Money Fund 6, 7

STATE-SPECIFIC
TAX-FREE INCOME 9
Alabama
Arizona
California 11
Colorado
Connecticut
Florida 11
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 10
Michigan 10
Minnesota 10
Missouri
New Jersey
New York11
North Carolina
Ohio 10
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin
   Templeton
   Variable
   Insurance
   Products Trust 12

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. Upon reaching approximately $350 million in assets, the fund will close to all investors.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY). 12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.


                                                                           12/02

        [LOGO]
FRANKLIN[R] TEMPLETON[R]
     INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF1 A2003 04/03         [GRAPHIC OMITTED]   Printed on recycled paper



























Annual
Report

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
                                                               FEBRUARY 28, 2003


FRANKLIN TAX-FREE TRUST

     FRANKLIN ALABAMA TAX-FREE INCOME FUND

     FRANKLIN FLORIDA TAX-FREE INCOME FUND

     FRANKLIN GEORGIA TAX-FREE INCOME FUND

     FRANKLIN KENTUCKY TAX-FREE INCOME FUND

     FRANKLIN LOUISIANA TAX-FREE INCOME FUND

     FRANKLIN MARYLAND TAX-FREE INCOME FUND

     FRANKLIN MISSOURI TAX-FREE INCOME FUND

     FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

     FRANKLIN VIRGINIA TAX-FREE INCOME FUND



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.



     [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

         THANK YOU FOR INVESTING WITH
     FRANKLIN TEMPLETON. WE ENCOURAGE
OUR INVESTORS TO MAINTAIN A LONG-TERM
    PERSPECTIVE AND REMEMBER THAT ALL
  SECURITIES MARKETS MOVE BOTH UP AND
DOWN, AS DO MUTUAL FUND SHARE PRICES.
      WE APPRECIATE YOUR PAST SUPPORT
     AND LOOK FORWARD TO SERVING YOUR
 INVESTMENT NEEDS IN THE YEARS AHEAD.




[PHOTO OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT









EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

CONTENTS


Shareholder Letter ...........................   1

Special Feature:
Understanding Your
Tax-Free Income Fund .........................   5

Fund Reports

 Franklin Alabama
 Tax-Free Income Fund ........................   9

 Franklin Florida
 Tax-Free Income Fund ........................  15

 Franklin Georgia
 Tax-Free Income Fund ........................  23

 Franklin Kentucky
 Tax-Free Income Fund ........................  29

 Franklin Louisiana
 Tax-Free Income Fund ........................  34

 Franklin Maryland
 Tax-Free Income Fund ........................  40

 Franklin Missouri
 Tax-Free Income Fund ........................  46

 Franklin North Carolina
 Tax-Free Income Fund ........................  52

 Franklin Virginia
 Tax-Free Income Fund ........................  58

Municipal Bond Ratings .......................  64

Financial Highlights &
Statements of Investments ....................  66

Financial Statements ......................... 110

Notes to Financial Statements ................ 121

Independent Auditors' Report ................. 128

Tax Designation .............................. 129

Board Members and Officers ................... 130



SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin Tax-Free Trust covering the fiscal year ended February 28, 2003. As we write this report, we see many mixed signs for the U.S. economy, the political landscape and financial markets. Amid rising tensions with Iraq and North Korea, many now believe that a war in Iraq is all but inevitable. If there is a war, more questions remain about its duration and severity. All the possible scenarios have different implications for the financial markets. As a result, during the 12 months under review we saw considerable nervousness in both the U.S. equity and bond markets.

The year under review was a period of significant equity market volatility. Gross domestic product grew at an estimated 2.4% rate in 2002. Economic activity in the first half of 2002 led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note yielded 4.88%, which dropped to 3.71% on February 28, 2003. Over the same period, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index fell 20.17%, 22.67% and 22.27%, respectively, which tended to steer investors to allocating assets in more conservative investments such as municipal and government bonds. 1







1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

[GRAPHIC OMITTED]
FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global

Growth

Growth & Income

Income

Tax-Free Income


              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

BOND MARKET OVERVIEW
With $357 billion in municipal bonds issued nationwide in 2002, the industry outpaced the $293 billion record set in 1993. 2 This high issuance level can be attributed largely to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance and uncertainty. Although most investors sought the safety of Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions.

During the year under review, the yield for the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, fell from 5.25% at the beginning of the reporting period to 5.04% on February 28, 2003. 2 In our opinion, the government bond market outperformed the municipal bond market primarily for two reasons. First, the government bond market is broader and deeper than the municipal bond market; therefore, more investors turned to U.S. government bonds for safety when financial markets experienced increased volatility. Second, given the low interest rate environment during the period, many municipalities issued debt, substantially increasing supply. Still, relative to Treasuries, municipal bonds continued to offer significant value. For example, during the 12-month period, the Bond Buyer 40 yielded as much as 108% of the 30-year Treasury bond. 2 At that level, investors were essentially getting the tax exemption municipal bonds offer for free. In addition, investors incurred a minimal amount of extra risk because, on a credit quality basis, municipal bonds are considered to be the safest investment after Treasuries.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and reduced expenditures.





2. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

These situations also commonly cause rating downgrades by independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not go out of business the same way corporations can. Because they will need to sell securities in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.


LOOKING FORWARD
Although we cannot tell what lies ahead for the economy, markets and geopolitical arena, the fundamentals that we have historically followed in the fixed income markets still point to a very sluggish economy. At the time of our last report six months ago, we thought the economy was moving slowly forward with little pressure on inflation and long-term rates. Since then, the specter of war has dampened some of these fundamentals. At period-end, in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market, due in large part to the fear of war in Iraq. Although for bonds rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see reduced supply later in 2003 with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post gains, we believe some of the reduction in demand may be offset by other investors being lured by municipal bonds' higher yields and credit quality and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served our shareholders so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe the funds in Franklin Tax-Free Trust can provide investors with high credit quality and valuable tax-free income for the long term.

Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

Thank you for your continued support. We look forward to serving your investment needs in the years ahead.

Sincerely,

/S/SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust


/S/SIGNATURE
Sheila Amoroso


/S/SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department




--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS
AND FUND PRICES TO FLUCTUATE


Q&A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.


Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001 and 2002.

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.








              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001 and 2002.

    MUNICIPAL BOND PRICES VS. INTEREST RATES*
    March 1984-February 2003

The following graph compares municipal bond prices versus interest rates* from March 1984 through February 2003.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

 Date           Interest Rates       Municipal Bond Prices
 Mar 1984             12.32%                     $92.76
 Apr 1984             12.63%                     $92.19
 May 1984             13.41%                     $88.68
 Jun 1984             13.56%                     $87.14
 Jul 1984             13.36%                     $89.90
 Aug 1984             12.72%                     $86.53
 Sep 1984             12.52%                     $91.62
 Oct 1984             12.16%                     $93.61
 Nov 1984             11.57%                     $92.98
 Dec 1984             11.50%                     $93.48
 Jan 1985             11.38%                     $96.60
 Feb 1985             11.51%                     $92.70
 Mar 1985             11.86%                     $94.04
 Apr 1985             11.43%                     $95.93
 May 1985             10.85%                     $96.82
 Jun 1985             10.16%                     $96.21
 Jul 1985             10.31%                     $95.75
 Aug 1985             10.33%                     $95.42
 Sep 1985             10.37%                     $94.26
 Oct 1985             10.24%                     $96.13
 Nov 1985              9.78%                     $99.29
 Dec 1985              9.26%                     $98.66
 Jan 1986              9.19%                    $102.32
 Feb 1986              8.70%                    $103.28
 Mar 1986              7.78%                    $101.67
 Apr 1986              7.30%                    $101.91
 May 1986              7.71%                     $99.80
 Jun 1986              7.80%                    $101.71
 Jul 1986              7.30%                    $100.24
 Aug 1986              7.17%                    $103.37
 Sep 1986              7.45%                    $102.20
 Oct 1986              7.43%                    $102.97
 Nov 1986              7.25%                    $103.63
 Dec 1986              7.11%                    $103.02
 Jan 1987              7.08%                    $105.34
 Feb 1987              7.25%                    $104.87
 Mar 1987              7.25%                    $102.99
 Apr 1987              8.02%                    $100.49
 May 1987              8.61%                     $99.66
 Jun 1987              8.40%                    $101.15
 Jul 1987              8.45%                    $101.08
 Aug 1987              8.76%                    $100.65
 Sep 1987              9.42%                     $97.95
 Oct 1987              9.52%                     $99.99
 Nov 1987              8.86%                     $99.38
 Dec 1987              8.99%                     $99.62
 Jan 1988              8.67%                    $104.13
 Feb 1988              8.21%                    $104.48
 Mar 1988              8.37%                    $102.56
 Apr 1988              8.72%                    $102.17
 May 1988              9.09%                    $101.25
 Jun 1988              8.92%                    $102.00
 Jul 1988              9.06%                    $101.79
 Aug 1988              9.26%                    $101.04
 Sep 1988              8.98%                    $102.18
 Oct 1988              8.80%                    $103.16
 Nov 1988              8.96%                    $101.53
 Dec 1988              9.11%                    $101.88
 Jan 1989              9.09%                    $102.78
 Feb 1989              9.17%                    $100.95
 Mar 1989              9.36%                     $99.96
 Apr 1989              9.18%                    $101.72
 May 1989              8.86%                    $103.09
 Jun 1989              8.28%                    $103.97
 Jul 1989              8.02%                    $104.40
 Aug 1989              8.11%                    $102.64
 Sep 1989              8.19%                    $101.82
 Oct 1989              8.01%                    $102.08
 Nov 1989              7.87%                    $103.12
 Dec 1989              7.84%                    $103.29
 Jan 1990              8.21%                    $103.06
 Feb 1990              8.47%                    $103.39
 Mar 1990              8.59%                    $102.95
 Apr 1990              8.79%                    $102.02
 May 1990              8.76%                    $103.34
 Jun 1990              8.48%                    $103.61
 Jul 1990              8.47%                    $103.28
 Aug 1990              8.75%                    $101.26
 Sep 1990              8.89%                    $100.79
 Oct 1990              8.72%                    $101.85
 Nov 1990              8.39%                    $103.26
 Dec 1990              8.08%                    $103.19
 Jan 1991              8.09%                    $103.89
 Feb 1991              7.85%                    $104.02
 Mar 1991              8.11%                    $103.37
 Apr 1991              8.04%                    $103.75
 May 1991              8.07%                    $103.88
 Jun 1991              8.28%                    $103.16
 Jul 1991              8.27%                    $103.66
 Aug 1991              7.90%                    $103.51
 Sep 1991              7.65%                    $104.29
 Oct 1991              7.53%                    $104.61
 Nov 1991              7.42%                    $104.31
 Dec 1991              7.09%                    $105.89
 Jan 1992              7.03%                    $105.46
 Feb 1992              7.34%                    $104.84
 Mar 1992              7.54%                    $104.15
 Apr 1992              7.48%                    $104.49
 May 1992              7.39%                    $105.05
 Jun 1992              7.26%                    $106.32
 Jul 1992              6.84%                    $109.47
 Aug 1992              6.59%                    $107.80
 Sep 1992              6.42%                    $107.82
 Oct 1992              6.59%                    $105.94
 Nov 1992              6.87%                    $107.20
 Dec 1992              6.77%                    $107.69
 Jan 1993              6.39%                    $106.54
 Feb 1993              6.03%                    $109.63
 Mar 1993              6.03%                    $107.91
 Apr 1993              6.05%                    $108.38
 May 1993              6.16%                    $108.15
 Jun 1993              5.80%                    $109.07
 Jul 1993              5.83%                    $105.93
 Aug 1993              5.45%                    $107.34
 Sep 1993              5.40%                    $107.70
 Oct 1993              5.43%                    $107.18
 Nov 1993              5.83%                    $105.41
 Dec 1993              5.83%                    $106.86
 Jan 1994              5.70%                    $107.37
 Feb 1994              6.15%                    $103.87
 Mar 1994              6.78%                     $98.94
 Apr 1994              6.95%                     $99.25
 May 1994              7.12%                     $99.59
 Jun 1994              7.34%                     $98.41
 Jul 1994              7.12%                     $99.69
 Aug 1994              7.19%                     $99.52
 Sep 1994              7.62%                     $97.55
 Oct 1994              7.81%                     $95.24
 Nov 1994              7.91%                     $92.97
 Dec 1994              7.84%                     $94.53
 Jan 1995              7.60%                     $96.71
 Feb 1995              7.22%                     $99.07
 Mar 1995              7.20%                     $99.68
 Apr 1995              7.07%                     $99.24
 May 1995              6.30%                    $101.87
 Jun 1995              6.21%                    $100.34
 Jul 1995              6.45%                    $100.74
 Aug 1995              6.28%                    $101.47
 Sep 1995              6.17%                    $101.55
 Oct 1995              6.03%                    $102.48
 Nov 1995              5.76%                    $103.63
 Dec 1995              5.58%                    $103.43
 Jan 1996              5.60%                    $103.70
 Feb 1996              6.13%                    $102.47
 Mar 1996              6.34%                    $100.60
 Apr 1996              6.66%                     $99.82
 May 1996              6.85%                     $99.32
 Jun 1996              6.73%                     $99.93
 Jul 1996              6.80%                    $100.37
 Aug 1996              6.96%                     $99.85
 Sep 1996              6.72%                    $100.75
 Oct 1996              6.37%                    $100.03
 Nov 1996              6.06%                    $101.35
 Dec 1996              6.43%                    $100.45
 Jan 1997              6.53%                    $100.15
 Feb 1997              6.58%                    $100.50
 Mar 1997              6.92%                     $98.61
 Apr 1997              6.72%                     $99.01
 May 1997              6.67%                    $100.06
 Jun 1997              6.51%                    $100.65
 Jul 1997              6.02%                    $102.98
 Aug 1997              6.34%                    $101.40
 Sep 1997              6.12%                    $101.60
 Oct 1997              5.84%                    $101.75
 Nov 1997              5.86%                    $101.84
 Dec 1997              5.75%                    $102.73
 Jan 1998              5.53%                    $103.22
 Feb 1998              5.62%                    $102.73
 Mar 1998              5.67%                    $102.30
 Apr 1998              5.68%                    $101.38
 May 1998              5.56%                    $102.40
 Jun 1998              5.44%                    $102.17
 Jul 1998              5.50%                    $101.95
 Aug 1998              5.05%                    $103.09
 Sep 1998              4.44%                    $103.93
 Oct 1998              4.64%                    $103.30
 Nov 1998              4.74%                    $103.20
 Dec 1998              4.65%                    $102.97
 Jan 1999              4.66%                    $103.74
 Feb 1999              5.29%                    $102.67
 Mar 1999              5.25%                    $102.32
 Apr 1999              5.36%                    $102.12
 May 1999              5.64%                    $101.03
 Jun 1999              5.81%                     $99.09
 Jul 1999              5.92%                     $98.71
 Aug 1999              5.98%                     $97.47
 Sep 1999              5.90%                     $97.08
 Oct 1999              6.06%                     $95.62
 Nov 1999              6.18%                     $96.09
 Dec 1999              6.28%                     $94.56
 Jan 2000              6.68%                     $93.74
 Feb 2000              6.42%                     $94.43
 Mar 2000              6.03%                     $96.08
 Apr 2000              6.23%                     $94.88
 May 2000              6.29%                     $93.87
 Jun 2000              6.03%                     $95.93
 Jul 2000              6.04%                     $96.82
 Aug 2000              5.73%                     $97.89
 Sep 2000              5.80%                     $96.91
 Oct 2000              5.77%                     $97.55
 Nov 2000              5.48%                     $97.81
 Dec 2000              5.12%                     $99.82
 Jan 2001              5.19%                    $100.36
 Feb 2001              4.92%                    $100.26
 Mar 2001              4.95%                    $100.75
 Apr 2001              5.35%                     $99.18
 May 2001              5.43%                     $99.79
 Jun 2001              5.42%                     $99.82
 Jul 2001              5.07%                    $100.90
 Aug 2001              4.79%                    $102.15
 Sep 2001              4.60%                    $101.40
 Oct 2001              4.30%                    $102.17
 Nov 2001              4.78%                    $100.85
 Dec 2001              5.07%                     $99.44
 Jan 2002              5.07%                    $100.70
 Feb 2002              4.88%                    $101.55
 Mar 2002              5.42%                     $99.08
 Apr 2002              5.11%                    $100.59
 May 2002              5.08%                    $100.78
 Jun 2002              4.86%                    $100.99
 Jul 2002              4.51%                    $101.93
 Aug 2002              4.14%                    $102.85
 Sep 2002              3.63%                    $104.74
 Oct 2002              3.93%                    $102.60
 Nov 2002              4.22%                    $101.79
 Dec 2002              3.83%                    $103.55
 Jan 2003              4.00%                    $102.87
 Feb 2003              3.71%                    $103.94


    INTEREST RATES AND TAX-FREE DIVIDENDS

    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.






                       NOT PART OF THE SHAREHOLDER REPORT

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being around 5%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.


MUNICIPAL BOND PRICES VS. INTEREST RATES*
March 1984-February 2003
The following graph compares municipal bond prices versus interest rates* from March 1984 through February 2003.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

 Date             Interest Rates   Municipal Bond Prices
 Mar 1984                12.32%                 $92.76
 Apr 1984                12.63%                 $92.19
 May 1984                13.41%                 $88.68
 Jun 1984                13.56%                 $87.14
 Jul 1984                13.36%                 $89.90
 Aug 1984                12.72%                 $86.53
 Sep 1984                12.52%                 $91.62
 Oct 1984                12.16%                 $93.61
 Nov 1984                11.57%                 $92.98
 Dec 1984                11.50%                 $93.48
 Jan 1985                11.38%                 $96.60
 Feb 1985                11.51%                 $92.70
 Mar 1985                11.86%                 $94.04
 Apr 1985                11.43%                 $95.93
 May 1985                10.85%                 $96.82
 Jun 1985                10.16%                 $96.21
 Jul 1985                10.31%                 $95.75
 Aug 1985                10.33%                 $95.42
 Sep 1985                10.37%                 $94.26
 Oct 1985                10.24%                 $96.13
 Nov 1985                 9.78%                 $99.29
 Dec 1985                 9.26%                 $98.66
 Jan 1986                 9.19%                $102.32
 Feb 1986                 8.70%                $103.28
 Mar 1986                 7.78%                $101.67
 Apr 1986                 7.30%                $101.91
 May 1986                 7.71%                 $99.80
 Jun 1986                 7.80%                $101.71
 Jul 1986                 7.30%                $100.24
 Aug 1986                 7.17%                $103.37
 Sep 1986                 7.45%                $102.20
 Oct 1986                 7.43%                $102.97
 Nov 1986                 7.25%                $103.63
 Dec 1986                 7.11%                $103.02
 Jan 1987                 7.08%                $105.34
 Feb 1987                 7.25%                $104.87
 Mar 1987                 7.25%                $102.99
 Apr 1987                 8.02%                $100.49
 May 1987                 8.61%                 $99.66
 Jun 1987                 8.40%                $101.15
 Jul 1987                 8.45%                $101.08
 Aug 1987                 8.76%                $100.65
 Sep 1987                 9.42%                 $97.95
 Oct 1987                 9.52%                 $99.99
 Nov 1987                 8.86%                 $99.38
 Dec 1987                 8.99%                 $99.62
 Jan 1988                 8.67%                $104.13
 Feb 1988                 8.21%                $104.48
 Mar 1988                 8.37%                $102.56
 Apr 1988                 8.72%                $102.17
 May 1988                 9.09%                $101.25
 Jun 1988                 8.92%                $102.00
 Jul 1988                 9.06%                $101.79
 Aug 1988                 9.26%                $101.04
 Sep 1988                 8.98%                $102.18
 Oct 1988                 8.80%                $103.16
 Nov 1988                 8.96%                $101.53
 Dec 1988                 9.11%                $101.88
 Jan 1989                 9.09%                $102.78
 Feb 1989                 9.17%                $100.95
 Mar 1989                 9.36%                 $99.96
 Apr 1989                 9.18%                $101.72
 May 1989                 8.86%                $103.09
 Jun 1989                 8.28%                $103.97
 Jul 1989                 8.02%                $104.40
 Aug 1989                 8.11%                $102.64
 Sep 1989                 8.19%                $101.82
 Oct 1989                 8.01%                $102.08
 Nov 1989                 7.87%                $103.12
 Dec 1989                 7.84%                $103.29
 Jan 1990                 8.21%                $103.06
 Feb 1990                 8.47%                $103.39
 Mar 1990                 8.59%                $102.95
 Apr 1990                 8.79%                $102.02
 May 1990                 8.76%                $103.34
 Jun 1990                 8.48%                $103.61
 Jul 1990                 8.47%                $103.28
 Aug 1990                 8.75%                $101.26
 Sep 1990                 8.89%                $100.79
 Oct 1990                 8.72%                $101.85
 Nov 1990                 8.39%                $103.26
 Dec 1990                 8.08%                $103.19
 Jan 1991                 8.09%                $103.89
 Feb 1991                 7.85%                $104.02
 Mar 1991                 8.11%                $103.37
 Apr 1991                 8.04%                $103.75
 May 1991                 8.07%                $103.88
 Jun 1991                 8.28%                $103.16
 Jul 1991                 8.27%                $103.66
 Aug 1991                 7.90%                $103.51
 Sep 1991                 7.65%                $104.29
 Oct 1991                 7.53%                $104.61
 Nov 1991                 7.42%                $104.31
 Dec 1991                 7.09%                $105.89
 Jan 1992                 7.03%                $105.46
 Feb 1992                 7.34%                $104.84
 Mar 1992                 7.54%                $104.15
 Apr 1992                 7.48%                $104.49
 May 1992                 7.39%                $105.05
 Jun 1992                 7.26%                $106.32
 Jul 1992                 6.84%                $109.47
 Aug 1992                 6.59%                $107.80
 Sep 1992                 6.42%                $107.82
 Oct 1992                 6.59%                $105.94
 Nov 1992                 6.87%                $107.20
 Dec 1992                 6.77%                $107.69
 Jan 1993                 6.39%                $106.54
 Feb 1993                 6.03%                $109.63
 Mar 1993                 6.03%                $107.91
 Apr 1993                 6.05%                $108.38
 May 1993                 6.16%                $108.15
 Jun 1993                 5.80%                $109.07
 Jul 1993                 5.83%                $105.93
 Aug 1993                 5.45%                $107.34
 Sep 1993                 5.40%                $107.70
 Oct 1993                 5.43%                $107.18
 Nov 1993                 5.83%                $105.41
 Dec 1993                 5.83%                $106.86
 Jan 1994                 5.70%                $107.37
 Feb 1994                 6.15%                $103.87
 Mar 1994                 6.78%                 $98.94
 Apr 1994                 6.95%                 $99.25
 May 1994                 7.12%                 $99.59
 Jun 1994                 7.34%                 $98.41
 Jul 1994                 7.12%                 $99.69
 Aug 1994                 7.19%                 $99.52
 Sep 1994                 7.62%                 $97.55
 Oct 1994                 7.81%                 $95.24
 Nov 1994                 7.91%                 $92.97
 Dec 1994                 7.84%                 $94.53
 Jan 1995                 7.60%                 $96.71
 Feb 1995                 7.22%                 $99.07
 Mar 1995                 7.20%                 $99.68
 Apr 1995                 7.07%                 $99.24
 May 1995                 6.30%                $101.87
 Jun 1995                 6.21%                $100.34
 Jul 1995                 6.45%                $100.74
 Aug 1995                 6.28%                $101.47
 Sep 1995                 6.17%                $101.55
 Oct 1995                 6.03%                $102.48
 Nov 1995                 5.76%                $103.63
 Dec 1995                 5.58%                $103.43
 Jan 1996                 5.60%                $103.70
 Feb 1996                 6.13%                $102.47
 Mar 1996                 6.34%                $100.60
 Apr 1996                 6.66%                 $99.82
 May 1996                 6.85%                 $99.32
 Jun 1996                 6.73%                 $99.93
 Jul 1996                 6.80%                $100.37
 Aug 1996                 6.96%                 $99.85
 Sep 1996                 6.72%                $100.75
 Oct 1996                 6.37%                $100.03
 Nov 1996                 6.06%                $101.35
 Dec 1996                 6.43%                $100.45
 Jan 1997                 6.53%                $100.15
 Feb 1997                 6.58%                $100.50
 Mar 1997                 6.92%                 $98.61
 Apr 1997                 6.72%                 $99.01
 May 1997                 6.67%                $100.06
 Jun 1997                 6.51%                $100.65
 Jul 1997                 6.02%                $102.98
 Aug 1997                 6.34%                $101.40
 Sep 1997                 6.12%                $101.60
 Oct 1997                 5.84%                $101.75
 Nov 1997                 5.86%                $101.84
 Dec 1997                 5.75%                $102.73
 Jan 1998                 5.53%                $103.22
 Feb 1998                 5.62%                $102.73
 Mar 1998                 5.67%                $102.30
 Apr 1998                 5.68%                $101.38
 May 1998                 5.56%                $102.40
 Jun 1998                 5.44%                $102.17
 Jul 1998                 5.50%                $101.95
 Aug 1998                 5.05%                $103.09
 Sep 1998                 4.44%                $103.93
 Oct 1998                 4.64%                $103.30
 Nov 1998                 4.74%                $103.20
 Dec 1998                 4.65%                $102.97
 Jan 1999                 4.66%                $103.74
 Feb 1999                 5.29%                $102.67
 Mar 1999                 5.25%                $102.32
 Apr 1999                 5.36%                $102.12
 May 1999                 5.64%                $101.03
 Jun 1999                 5.81%                 $99.09
 Jul 1999                 5.92%                 $98.71
 Aug 1999                 5.98%                 $97.47
 Sep 1999                 5.90%                 $97.08
 Oct 1999                 6.06%                 $95.62
 Nov 1999                 6.18%                 $96.09
 Dec 1999                 6.28%                 $94.56
 Jan 2000                 6.68%                 $93.74
 Feb 2000                 6.42%                 $94.43
 Mar 2000                 6.03%                 $96.08
 Apr 2000                 6.23%                 $94.88
 May 2000                 6.29%                 $93.87
 Jun 2000                 6.03%                 $95.93
 Jul 2000                 6.04%                 $96.82
 Aug 2000                 5.73%                 $97.89
 Sep 2000                 5.80%                 $96.91
 Oct 2000                 5.77%                 $97.55
 Nov 2000                 5.48%                 $97.81
 Dec 2000                 5.12%                 $99.82
 Jan 2001                 5.19%                $100.36
 Feb 2001                 4.92%                $100.26
 Mar 2001                 4.95%                $100.75
 Apr 2001                 5.35%                 $99.18
 May 2001                 5.43%                 $99.79
 Jun 2001                 5.42%                 $99.82
 Jul 2001                 5.07%                $100.90
 Aug 2001                 4.79%                $102.15
 Sep 2001                 4.60%                $101.40
 Oct 2001                 4.30%                $102.17
 Nov 2001                 4.78%                $100.85
 Dec 2001                 5.07%                 $99.44
 Jan 2002                 5.07%                $100.70
 Feb 2002                 4.88%                $101.55
 Mar 2002                 5.42%                 $99.08
 Apr 2002                 5.11%                $100.59
 May 2002                 5.08%                $100.78
 Jun 2002                 4.86%                $100.99
 Jul 2002                 4.51%                $101.93
 Aug 2002                 4.14%                $102.85
 Sep 2002                 3.63%                $104.74
 Oct 2002                 3.93%                $102.60
 Nov 2002                 4.22%                $101.79
 Dec 2002                 3.83%                $103.55
 Jan 2003                 4.00%                $102.87
 Feb 2003                 3.71%                $103.94



*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.



1. Based on the yield of the Bond Buyer 40 Index as of December 31, 2002.


                       NOT PART OF THE SHAREHOLDER REPORT

    We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.


Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.



2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.



                                                             [LOGO OMITTED]
                                                        FRANKLIN(R) TEMPLETON(R)
                                                               INVESTMENTS

                                                              SR TFINS 04/03



                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN ALABAMA TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN ALABAMA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ALABAMA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ALABAMA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------


STATE UPDATE
[GRAPHIC OMITTED]
Alabama's historically conservative fiscal policies have enabled the state to maintain balanced financial operations during this period of weak economic fundamentals. Constitutional provisions mandate prorated expenditure cutbacks to protect the state in the event of revenue shortfalls. The state's debt ratios have stabilized over the past few years and remain low at $500 per capita. 2

Over the past decade, Alabama's economic base diversified with growth in high-technology firms and health care and business services. During the middle and late 1990s, proactive economic development policies fueled industrial growth throughout the state. State tax incentives and significant investment increased employment, helping to offset losses in Alabama's traditional manufacturing industries of textiles, apparels and food processing. As a result, the state's employment distribution has shifted significantly. Manufacturing employment as a percentage of total non-farm employment represents 17.3% of jobs, down from 23.5% in 1990. Over the past several years, manufacturing declines have been offset by healthy growth in the services sector, which represents more than 25% of total non-farm employment, up from 19.3% in 1990. 3 Recently, Alabama's total employment declined as gains in the services sector were no longer sufficient to totally offset manufacturing job declines; however, the state's 5.6% unemployment rate in January 2003 remained below the 5.7% national average. 4



CREDIT QUALITY BREAKDOWN*
Franklin Alabama Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 80.3%
A - 4.1%
BBB - 15.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 9/10/02.
3. Source: Moody's Investors Service, ALABAMA (STATE OF), 9/11/02.
4. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 67.

PORTFOLIO BREAKDOWN
Franklin Alabama
Tax-Free Income Fund
2/28/03

                             % OF TOTAL
                              LONG-TERM
                             INVESTMENTS
----------------------------------------

General Obligation              28.6%

Hospital & Health Care          19.9%

Utilities                       16.3%

Corporate-Backed                10.4%

Prerefunded                      8.5%

Higher Education                 5.2%

Subject to Government
Appropriations                   5.0%

Transportation                   2.9%

Housing                          1.6%

Tax-Supported                    1.6%




Looking forward, Alabama's credit outlook is stable, reflecting the state's expanding economic base. Moody's Investors Service, an independent credit rating agency, retained the state's solid Aa3 general obligation rating. 5 The economy's composition makes it likely that personal income may continue to lag national and regional averages, which may keep revenue growth moderate; however, recent and planned business investments have some potential to narrow this income gap. The state's long traditions of fiscal balance, conservative debt management, and spending reduction in the face of revenue weakness are expected to continue helping Alabama maintain adequate reserve levels and balanced fiscal operations.


PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Alabama's issuance in 2002 increased more than 70% from 2001 to more than $5 billion. 6 Demand was strong enough to absorb the increase, mainly because of renewed indications of overall economic weakness and continuing equity market volatility and declines, exacerbated by increasing geopolitical uncertainty.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Alabama Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.22 on February 28, 2002, to $11.50 on February 28, 2003.

We focused primarily on remaining fully invested during the period under review, as the interest rate spread between short-term variable rate securities and long-term bonds remained relatively wide. We also looked to reduce overall exposure to industrial development bonds backed by corporations. Notable purchases during the Fund's fiscal year included Madison GO warrants, Huntsville Public Building Authority Revenue bonds, and Mobile County Board School Commissioners GO warrants. Sales during the period included Jackson IDB Revenue
- Boise Cascade and McIntosh IDB - CIBA Specialty Chemicals bonds.







5. This does not indicate Moody's rating of the Fund.
6. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*
Franklin Alabama Tax-Free Income Fund
3/1/02-2/28/03

                                                     DIVIDEND PER SHARE
                                                  --------------------------

MONTH                                               CLASS A      CLASS C
----------------------------------------------------------------------------

March                                              4.58 cents   4.06 cents

April                                              4.58 cents   4.06 cents

May                                                4.58 cents   4.06 cents

June                                               4.58 cents   4.07 cents

July                                               4.58 cents   4.07 cents

August                                             4.58 cents   4.07 cents

September                                          4.54 cents   4.03 cents

October                                            4.54 cents   4.03 cents

November                                           4.54 cents   4.03 cents

December                                           4.42 cents   3.91 cents

January                                            4.42 cents   3.91 cents

February                                           4.42 cents   3.91 cents
----------------------------------------------------------------------------
TOTAL                                             54.36 CENTS  48.21 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 13 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.42%, based on an annualization of the current 4.42 cent ($0.0442) per share dividend and the maximum offering price of $12.01 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Alabama state personal income tax bracket of 41.67% would need to earn 7.58% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Alabama Tax-Free Income Fund. With our long-term, income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of tax-free income distributions and total return over longer investment horizons, which we recommend for our shareholders. Over time, income will ultimately drive total returns for fixed income investments. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ALABAMA
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.28        $11.50     $11.22

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                                $0.5436


CLASS C                                        CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.29        $11.58     $11.29

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                                $0.4821



PERFORMANCE

CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +7.55%   +25.03%  +71.03%
Average Annual Total Return 2                         +2.96%    +3.67%   +5.06%
Avg. Ann. Total Return (3/31/03) 3                    +4.93%    +3.69%   +5.13%

Distribution Rate 4                      4.42%
Taxable Equivalent Distribution Rate 5   7.58%
30-Day Standardized Yield 6              3.56%
Taxable Equivalent Yield 5               6.10%


                                                                       INCEPTION
CLASS C                                               1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +7.01%   +21.67%  +49.76%
Average Annual Total Return 2                         +4.99%    +3.80%   +5.16%
Avg. Ann. Total Return (3/31/03) 3                    +6.89%    +3.81%   +5.13%

Distribution Rate 4                      4.01%
Taxable Equivalent Distribution Rate 5   6.87%
30-Day Standardized Yield 6              3.14%
Taxable Equivalent Yield 5               5.38%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Alabama state personal income tax bracket of 41.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/03
-----------------------------

1-Year                +2.96%

5-Year                +3.67%

10-Year               +5.06%


CLASS A (3/1/93-2/28/03)

The following line graph compares the performance of Franklin Alabama Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Alabama Tax-Free Income Fund          Lehman Brothers Municipal Bond Index 7        CPI 7
3/1/93                      $9,575                                      $10,000                      $10,000
3/31/93                     $9,539                                       $9,894                      $10,035
4/30/93                     $9,611                                       $9,994                      $10,063
5/31/93                     $9,654                                      $10,050                      $10,077
6/30/93                     $9,793                                      $10,218                      $10,091
7/31/93                     $9,797                                      $10,231                      $10,091
8/31/93                     $9,980                                      $10,444                      $10,120
9/30/93                    $10,110                                      $10,563                      $10,141
10/31/93                   $10,145                                      $10,583                      $10,182
11/30/93                   $10,114                                      $10,490                      $10,190
12/31/93                   $10,308                                      $10,711                      $10,190
1/31/94                    $10,407                                      $10,833                      $10,217
2/28/94                    $10,206                                      $10,553                      $10,252
3/31/94                     $9,859                                      $10,123                      $10,287
4/30/94                     $9,895                                      $10,209                      $10,301
5/31/94                     $9,960                                      $10,298                      $10,308
6/30/94                     $9,928                                      $10,235                      $10,343
7/31/94                    $10,089                                      $10,423                      $10,371
8/31/94                    $10,130                                      $10,459                      $10,413
9/30/94                    $10,019                                      $10,305                      $10,441
10/31/94                    $9,845                                      $10,122                      $10,448
11/30/94                    $9,639                                       $9,939                      $10,462
12/31/94                    $9,850                                      $10,157                      $10,462
1/31/95                    $10,118                                      $10,448                      $10,504
2/28/95                    $10,366                                      $10,752                      $10,546
3/31/95                    $10,467                                      $10,875                      $10,580
4/30/95                    $10,513                                      $10,889                      $10,615
5/31/95                    $10,759                                      $11,236                      $10,636
6/30/95                    $10,708                                      $11,138                      $10,658
7/31/95                    $10,769                                      $11,244                      $10,658
8/31/95                    $10,866                                      $11,387                      $10,685
9/30/95                    $10,933                                      $11,458                      $10,707
10/31/95                   $11,071                                      $11,625                      $10,742
11/30/95                   $11,248                                      $11,818                      $10,735
12/31/95                   $11,355                                      $11,931                      $10,727
1/31/96                    $11,410                                      $12,022                      $10,790
2/29/96                    $11,375                                      $11,940                      $10,825
3/31/96                    $11,262                                      $11,787                      $10,881
4/30/96                    $11,257                                      $11,754                      $10,924
5/31/96                    $11,275                                      $11,749                      $10,944
6/30/96                    $11,395                                      $11,877                      $10,951
7/31/96                    $11,480                                      $11,984                      $10,972
8/31/96                    $11,494                                      $11,982                      $10,993
9/30/96                    $11,639                                      $12,150                      $11,028
10/31/96                   $11,768                                      $12,287                      $11,063
11/30/96                   $11,942                                      $12,512                      $11,084
12/31/96                   $11,918                                      $12,459                      $11,084
1/31/97                    $11,947                                      $12,483                      $11,120
2/28/97                    $12,042                                      $12,598                      $11,154
3/31/97                    $11,936                                      $12,430                      $11,182
4/30/97                    $12,031                                      $12,535                      $11,195
5/31/97                    $12,164                                      $12,724                      $11,189
6/30/97                    $12,293                                      $12,860                      $11,202
7/31/97                    $12,589                                      $13,216                      $11,216
8/31/97                    $12,498                                      $13,092                      $11,237
9/30/97                    $12,651                                      $13,248                      $11,265
10/31/97                   $12,736                                      $13,333                      $11,293
11/30/97                   $12,823                                      $13,411                      $11,286
12/31/97                   $12,997                                      $13,607                      $11,273
1/31/98                    $13,098                                      $13,747                      $11,294
2/28/98                    $13,101                                      $13,751                      $11,316
3/31/98                    $13,130                                      $13,764                      $11,337
4/30/98                    $13,108                                      $13,702                      $11,358
5/31/98                    $13,066                                      $13,918                      $11,378
6/30/98                    $13,050                                      $13,973                      $11,392
7/31/98                    $13,093                                      $14,008                      $11,405
8/31/98                    $13,254                                      $14,225                      $11,419
9/30/98                    $13,376                                      $14,402                      $11,433
10/31/98                   $13,371                                      $14,402                      $11,460
11/30/98                   $13,419                                      $14,453                      $11,460
12/31/98                   $13,442                                      $14,489                      $11,453
1/31/99                    $13,557                                      $14,661                      $11,481
2/28/99                    $13,522                                      $14,597                      $11,495
3/31/99                    $13,576                                      $14,617                      $11,529
4/30/99                    $13,598                                      $14,654                      $11,613
5/31/99                    $13,547                                      $14,569                      $11,613
6/30/99                    $13,383                                      $14,359                      $11,613
7/31/99                    $13,404                                      $14,411                      $11,648
8/31/99                    $13,219                                      $14,296                      $11,676
9/30/99                    $13,216                                      $14,301                      $11,732
10/31/99                   $13,035                                      $14,147                      $11,753
11/30/99                   $13,100                                      $14,297                      $11,760
12/31/99                   $12,956                                      $14,190                      $11,760
1/31/00                    $12,834                                      $14,127                      $11,795
2/29/00                    $12,991                                      $14,291                      $11,865
3/31/00                    $13,296                                      $14,603                      $11,962
4/30/00                    $13,222                                      $14,516                      $11,970
5/31/00                    $13,166                                      $14,441                      $11,984
6/30/00                    $13,477                                      $14,824                      $12,046
7/31/00                    $13,630                                      $15,030                      $12,074
8/31/00                    $13,832                                      $15,261                      $12,074
9/30/00                    $13,728                                      $15,182                      $12,137
10/31/00                   $13,866                                      $15,347                      $12,157
11/30/00                   $13,975                                      $15,464                      $12,165
12/31/00                   $14,224                                      $15,846                      $12,157
1/31/01                    $14,248                                      $16,003                      $12,234
2/28/01                    $14,307                                      $16,054                      $12,283
3/31/01                    $14,397                                      $16,198                      $12,311
4/30/01                    $14,253                                      $16,023                      $12,360
5/31/01                    $14,392                                      $16,196                      $12,416
6/30/01                    $14,531                                      $16,305                      $12,437
7/31/01                    $14,756                                      $16,546                      $12,402
8/31/01                    $15,017                                      $16,819                      $12,402
9/30/01                    $14,955                                      $16,762                      $12,458
10/31/01                   $15,144                                      $16,962                      $12,416
11/30/01                   $15,056                                      $16,819                      $12,395
12/31/01                   $14,901                                      $16,659                      $12,346
1/31/02                    $15,068                                      $16,948                      $12,375
2/28/02                    $15,235                                      $17,151                      $12,424
3/31/02                    $14,997                                      $16,815                      $12,494
4/30/02                    $15,188                                      $17,143                      $12,564
5/31/02                    $15,306                                      $17,247                      $12,564
6/30/02                    $15,433                                      $17,430                      $12,571
7/31/02                    $15,628                                      $17,655                      $12,585
8/31/02                    $15,772                                      $17,867                      $12,627
9/30/02                    $16,128                                      $18,258                      $12,648
10/31/02                   $15,928                                      $17,955                      $12,670
11/30/02                   $15,891                                      $17,880                      $12,670
12/31/02                   $16,197                                      $18,257                      $12,642
1/31/03                    $16,201                                      $18,211                      $12,697
2/28/03                    $16,376                                      $18,466                      $12,795


AVERAGE ANNUAL TOTAL RETURN

CLASS C                    2/28/03
----------------------------------

1-Year                     +4.99%

5-Year                     +3.80%

Since Inception (5/1/95)   +5.16%


CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Alabama Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Alabama Tax-Free Income Fund        Lehman Brothers Municipal Bond Index 7          CPI 7
5/1/95                 $9,904                                        $10,000                         $10,000
5/31/95               $10,139                                        $10,319                         $10,020
6/30/95               $10,094                                        $10,229                         $10,040
7/31/95               $10,155                                        $10,326                         $10,040
8/31/95               $10,231                                        $10,458                         $10,066
9/30/95               $10,298                                        $10,523                         $10,086
10/31/95              $10,423                                        $10,676                         $10,120
11/30/95              $10,585                                        $10,853                         $10,112
12/31/95              $10,689                                        $10,957                         $10,105
1/31/96               $10,735                                        $11,041                         $10,165
2/29/96               $10,698                                        $10,966                         $10,198
3/31/96               $10,586                                        $10,825                         $10,251
4/30/96               $10,577                                        $10,795                         $10,291
5/31/96               $10,589                                        $10,791                         $10,310
6/30/96               $10,696                                        $10,908                         $10,316
7/31/96               $10,770                                        $11,006                         $10,336
8/31/96               $10,778                                        $11,004                         $10,356
9/30/96               $10,907                                        $11,158                         $10,389
10/31/96              $11,022                                        $11,284                         $10,422
11/30/96              $11,178                                        $11,491                         $10,442
12/31/96              $11,150                                        $11,443                         $10,442
1/31/97               $11,170                                        $11,464                         $10,475
2/28/97               $11,264                                        $11,570                         $10,508
3/31/97               $11,159                                        $11,416                         $10,534
4/30/97               $11,242                                        $11,512                         $10,547
5/31/97               $11,360                                        $11,686                         $10,540
6/30/97               $11,475                                        $11,811                         $10,553
7/31/97               $11,746                                        $12,138                         $10,565
8/31/97               $11,655                                        $12,024                         $10,586
9/30/97               $11,793                                        $12,167                         $10,612
10/31/97              $11,865                                        $12,245                         $10,639
11/30/97              $11,939                                        $12,317                         $10,632
12/31/97              $12,105                                        $12,497                         $10,619
1/31/98               $12,184                                        $12,626                         $10,640
2/28/98               $12,191                                        $12,629                         $10,660
3/31/98               $12,202                                        $12,641                         $10,680
4/30/98               $12,186                                        $12,584                         $10,699
5/31/98               $12,132                                        $12,783                         $10,719
6/30/98               $12,122                                        $12,832                         $10,731
7/31/98               $12,155                                        $12,865                         $10,744
8/31/98               $12,297                                        $13,064                         $10,757
9/30/98               $12,404                                        $13,227                         $10,770
10/31/98              $12,393                                        $13,227                         $10,796
11/30/98              $12,431                                        $13,274                         $10,796
12/31/98              $12,446                                        $13,307                         $10,789
1/31/99               $12,547                                        $13,465                         $10,815
2/28/99               $12,509                                        $13,406                         $10,828
3/31/99               $12,552                                        $13,425                         $10,861
4/30/99               $12,577                                        $13,458                         $10,940
5/31/99               $12,514                                        $13,380                         $10,940
6/30/99               $12,368                                        $13,187                         $10,940
7/31/99               $12,370                                        $13,235                         $10,973
8/31/99               $12,193                                        $13,129                         $10,999
9/30/99               $12,197                                        $13,134                         $11,052
10/31/99              $12,003                                        $12,992                         $11,072
11/30/99              $12,068                                        $13,130                         $11,079
12/31/99              $11,930                                        $13,032                         $11,079
1/31/00               $11,813                                        $12,974                         $11,112
2/29/00               $11,951                                        $13,125                         $11,177
3/31/00               $12,225                                        $13,411                         $11,269
4/30/00               $12,152                                        $13,332                         $11,276
5/31/00               $12,096                                        $13,263                         $11,289
6/30/00               $12,374                                        $13,614                         $11,348
7/31/00               $12,519                                        $13,803                         $11,374
8/31/00               $12,687                                        $14,016                         $11,374
9/30/00               $12,586                                        $13,943                         $11,433
10/31/00              $12,706                                        $14,095                         $11,453
11/30/00              $12,800                                        $14,202                         $11,460
12/31/00              $13,033                                        $14,553                         $11,453
1/31/01               $13,037                                        $14,697                         $11,525
2/28/01               $13,084                                        $14,744                         $11,571
3/31/01               $13,160                                        $14,877                         $11,598
4/30/01               $13,021                                        $14,716                         $11,644
5/31/01               $13,154                                        $14,875                         $11,696
6/30/01               $13,262                                        $14,974                         $11,716
7/31/01               $13,472                                        $15,196                         $11,683
8/31/01               $13,702                                        $15,447                         $11,683
9/30/01               $13,640                                        $15,394                         $11,736
10/31/01              $13,805                                        $15,578                         $11,696
11/30/01              $13,720                                        $15,447                         $11,676
12/31/01              $13,561                                        $15,300                         $11,631
1/31/02               $13,718                                        $15,565                         $11,657
2/28/02               $13,863                                        $15,751                         $11,704
3/31/02               $13,642                                        $15,443                         $11,770
4/30/02               $13,807                                        $15,744                         $11,836
5/31/02               $13,906                                        $15,840                         $11,836
6/30/02               $14,015                                        $16,008                         $11,843
7/31/02               $14,195                                        $16,214                         $11,856
8/31/02               $14,306                                        $16,409                         $11,895
9/30/02               $14,632                                        $16,768                         $11,915
10/31/02              $14,432                                        $16,490                         $11,935
11/30/02              $14,391                                        $16,421                         $11,935
12/31/02              $14,672                                        $16,767                         $11,909
1/31/03               $14,657                                        $16,725                         $11,961
2/28/03               $14,832                                        $16,959                         $12,054


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN FLORIDA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLORIDA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF FLORIDA MUNICIPAL BONDS. 1 IN ADDITION,
THE FUND'S SHARES ARE FREE FROM FLORIDA'S ANNUAL INTANGIBLES TAX.
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
Florida's service-based and tourism-dependent economy performed reasonably well during the year under review, unlike those of most other states. Labor force growth continued and the state's 5.3% unemployment rate in January 2003 remained below the 5.7% national level. 2 In November, Florida maintained its tradition of active and conservative financial management by revising projected collections for fiscal year 2003. A rise in corporate income and documentary stamp tax revenue is expected to offset shortfalls in other areas, namely sales tax. Fiscal year 2002 ended with a budget surplus and, with the November revisions, the state anticipates a surplus in fiscal year 2003. Additionally, Florida's budget stabilization reserve remained fully funded at just under $1 billion. 3

Florida's 2002 net-tax supported debt was 3.4% of personal income and $959 per capita, compared with national medians of 2.3% and $573. 4 The state's growing debt level was slightly above its target 6% ratio of 2003 revenues. 3 However, working under a 7% cap, the state continued its efforts to evaluate and limit future bond programs to an acceptable debt-to-revenue ratio.

A growing revenue base sets Florida apart from most other states, as the Sunshine State continues to demonstrate its strong competitive position in the southeast region. Looking forward, Florida's strong long-term economic growth prospects, solid budgetary reserves and active fiscal management should help provide financial flexibility



CREDIT QUALITY BREAKDOWN*
Franklin Florida Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 68.3%
AA - 7.5%
A - 15.7%
BBB - 8.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's, RATINGSDIRECT, 1/30/03.
4. Source: Moody's Investors Service, FLORIDA (STATE OF), 1/13/03.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 71.

PORTFOLIO BREAKDOWN
Franklin Florida
Tax-Free Income Fund
2/28/03

                              % OF TOTAL
                               LONG-TERM
                              INVESTMENTS
-----------------------------------------

Hospital & Health Care          21.5%

Utilities                       16.0%

Transportation                  12.5%

Prerefunded                     11.8%

Tax-Supported                   10.5%

Other Revenue                    7.5%

Subject to Government
Appropriations                   6.9%

Housing                          5.8%

General Obligation               5.5%

Higher Education                 2.0%



in the future. Standard & Poor's, an independent credit rating agency, holds a stable outlook for the state and maintained its AA+ general obligation rating. 5


PORTFOLIO NOTES
Overall, municipal bonds performed well for the year ended February 28, 2003, despite strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps and expedite needed capital improvements. Florida's bond issuance increased 32.7% in 2002 versus 2001; however, despite the large issuance, municipal bonds produced strong returns. 6 Demand held steady as investors sought to stabilize their portfolios by diversifying their assets and investing in fixed income securities.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Florida Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.71 on February 28, 2002, to $11.97 on February 28, 2003.

Notable purchases during the reporting period included Palm Beach School Board COP, Citrus County Hospital Board Revenue, Jacksonville Guaranteed Entitlement Revenue, and Escambia County Capital Improvement Revenue bonds. Sales during the Fund's fiscal year included Highland County Health Facility Authority Revenue - Adventist Health System and Jacksonville Health Facility Authority - National Benevolent for Cypress Village bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.







5. This does not indicate Standard & Poor's rating of the Fund.
6. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*
Franklin Florida Tax-Free Income Fund
3/1/02-2/28/03

                                                   DIVIDEND PER SHARE
                                       ----------------------------------------
MONTH                                      CLASS A     CLASS B     CLASS C
-------------------------------------------------------------------------------

March                                     4.83 cents   4.26 cents  4.29 cents

April                                     4.83 cents   4.26 cents  4.29 cents

May                                       4.83 cents   4.26 cents  4.29 cents

June                                      4.83 cents   4.32 cents  4.29 cents

July                                      4.83 cents   4.32 cents  4.29 cents

August                                    4.83 cents   4.32 cents  4.29 cents

September                                 4.80 cents   4.25 cents  4.26 cents

October                                   4.80 cents   4.25 cents  4.26 cents

November                                  4.80 cents   4.25 cents  4.26 cents

December                                  4.65 cents   4.11 cents  4.12 cents

January                                   4.65 cents   4.11 cents  4.12 cents

February                                  4.65 cents   4.11 cents  4.12 cents
-------------------------------------------------------------------------------
TOTAL                                    57.33 CENTS  50.82 CENTS 50.88 CENTS



*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 19 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.46%, based on an annualization of the current 4.65 cent ($0.0465) per share dividend and the maximum offering price of $12.50 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 38.6% would need to earn 7.27% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Florida Tax-Free Income Fund. Economic recovery remains slow, and we anticipate that states may face additional financial pressure in 2003. In our opinion, state and local governments may experience further cost-cutting measures and tax increases during the remainder of 2003. We expect demand for municipal bonds to remain strong as investors continue to diversify their portfolios. Most importantly, we believe municipal bonds should remain an attractive investment due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FLORIDA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.







PRICE AND DISTRIBUTION INFORMATION


CLASS A                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.26        $11.97     $11.71

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5733

CLASS B                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.27        $12.04     $11.77

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5082

CLASS C                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.26        $12.09     $11.83

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5088


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +7.32%   +30.70%  +78.19%
Average Annual Total Return 2                        +2.75%    +4.58%   +5.49%
Avg. Ann. Total Return (3/31/03) 3                   +4.81%    +4.59%   +5.55%

Distribution Rate 4                      4.46%
Taxable Equivalent Distribution Rate 5   7.27%
30-Day Standardized Yield 6              3.75%
Taxable Equivalent Yield 5               6.11%


                                                                      INCEPTION
CLASS B                                              1-YEAR   3-YEAR  (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.78%   +26.57%  +27.92%
Average Annual Total Return 2                        +2.78%    +7.31%   +7.50%
Avg. Ann. Total Return (3/31/03) 3                   +5.01%    +6.57%   +7.35%

Distribution Rate 4                      4.10%
Taxable Equivalent Distribution Rate 5   6.67%
30-Day Standardized Yield 6              3.39%
Taxable Equivalent Yield 5               5.52%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.66%   +27.19%  +55.05%
Average Annual Total Return 2                        +4.60%    +4.72%   +5.63%
Avg. Ann. Total Return (3/31/03) 3                   +6.77%    +4.72%   +5.59%

Distribution Rate 4                      4.08%
Taxable Equivalent Distribution Rate 5   6.64%
30-Day Standardized Yield 6              3.36%
Taxable Equivalent Yield 5               5.47%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the 2003 maximum federal personal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Florida Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Florida Tax-Free Income Fund         Lehman Brothers Municipal Bond Index 7                CPI 7
3/1/93                        $9,574                                      $10,000                          $10,000
3/31/93                       $9,548                                       $9,894                          $10,035
4/30/93                       $9,631                                       $9,994                          $10,063
5/31/93                       $9,702                                      $10,050                          $10,077
6/30/93                       $9,843                                      $10,218                          $10,091
7/31/93                       $9,858                                      $10,231                          $10,091
8/31/93                      $10,009                                      $10,444                          $10,120
9/30/93                      $10,118                                      $10,563                          $10,141
10/31/93                     $10,190                                      $10,583                          $10,182
11/30/93                     $10,145                                      $10,490                          $10,190
12/31/93                     $10,315                                      $10,711                          $10,190
1/31/94                      $10,424                                      $10,833                          $10,217
2/28/94                      $10,231                                      $10,553                          $10,252
3/31/94                       $9,919                                      $10,123                          $10,287
4/30/94                       $9,964                                      $10,209                          $10,301
5/31/94                      $10,022                                      $10,298                          $10,308
6/30/94                      $10,010                                      $10,235                          $10,343
7/31/94                      $10,156                                      $10,423                          $10,371
8/31/94                      $10,182                                      $10,459                          $10,413
9/30/94                      $10,090                                      $10,305                          $10,441
10/31/94                      $9,970                                      $10,122                          $10,448
11/30/94                      $9,783                                       $9,939                          $10,462
12/31/94                      $9,970                                      $10,157                          $10,462
1/31/95                      $10,234                                      $10,448                          $10,504
2/28/95                      $10,476                                      $10,752                          $10,546
3/31/95                      $10,562                                      $10,875                          $10,580
4/30/95                      $10,602                                      $10,889                          $10,615
5/31/95                      $10,853                                      $11,236                          $10,636
6/30/95                      $10,834                                      $11,138                          $10,658
7/31/95                      $10,898                                      $11,244                          $10,658
8/31/95                      $10,988                                      $11,387                          $10,685
9/30/95                      $11,050                                      $11,458                          $10,707
10/31/95                     $11,182                                      $11,625                          $10,742
11/30/95                     $11,334                                      $11,818                          $10,735
12/31/95                     $11,435                                      $11,931                          $10,727
1/31/96                      $11,493                                      $12,022                          $10,790
2/29/96                      $11,450                                      $11,940                          $10,825
3/31/96                      $11,357                                      $11,787                          $10,881
4/30/96                      $11,335                                      $11,754                          $10,924
5/31/96                      $11,345                                      $11,749                          $10,944
6/30/96                      $11,477                                      $11,877                          $10,951
7/31/96                      $11,546                                      $11,984                          $10,972
8/31/96                      $11,542                                      $11,982                          $10,993
9/30/96                      $11,700                                      $12,150                          $11,028
10/31/96                     $11,802                                      $12,287                          $11,063
11/30/96                     $11,969                                      $12,512                          $11,084
12/31/96                     $11,937                                      $12,459                          $11,084
1/31/97                      $11,946                                      $12,483                          $11,120
2/28/97                      $12,046                                      $12,598                          $11,154
3/31/97                      $11,909                                      $12,430                          $11,182
4/30/97                      $12,017                                      $12,535                          $11,195
5/31/97                      $12,154                                      $12,724                          $11,189
6/30/97                      $12,278                                      $12,860                          $11,202
7/31/97                      $12,569                                      $13,216                          $11,216
8/31/97                      $12,477                                      $13,092                          $11,237
9/30/97                      $12,567                                      $13,248                          $11,265
10/31/97                     $12,651                                      $13,333                          $11,293
11/30/97                     $12,727                                      $13,411                          $11,286
12/31/97                     $12,905                                      $13,607                          $11,273
1/31/98                      $13,040                                      $13,747                          $11,294
2/28/98                      $13,055                                      $13,751                          $11,316
3/31/98                      $13,082                                      $13,764                          $11,337
4/30/98                      $13,059                                      $13,702                          $11,358
5/31/98                      $13,214                                      $13,918                          $11,378
6/30/98                      $13,259                                      $13,973                          $11,392
7/31/98                      $13,312                                      $14,008                          $11,405
8/31/98                      $13,484                                      $14,225                          $11,419
9/30/98                      $13,606                                      $14,402                          $11,433
10/31/98                     $13,624                                      $14,402                          $11,460
11/30/98                     $13,684                                      $14,453                          $11,460
12/31/98                     $13,727                                      $14,489                          $11,453
1/31/99                      $13,831                                      $14,661                          $11,481
2/28/99                      $13,807                                      $14,597                          $11,495
3/31/99                      $13,827                                      $14,617                          $11,529
4/30/99                      $13,860                                      $14,654                          $11,613
5/31/99                      $13,786                                      $14,569                          $11,613
6/30/99                      $13,615                                      $14,359                          $11,613
7/31/99                      $13,624                                      $14,411                          $11,648
8/31/99                      $13,509                                      $14,296                          $11,676
9/30/99                      $13,459                                      $14,301                          $11,732
10/31/99                     $13,265                                      $14,147                          $11,753
11/30/99                     $13,379                                      $14,297                          $11,760
12/31/99                     $13,272                                      $14,190                          $11,760
1/31/00                      $13,186                                      $14,127                          $11,795
2/29/00                      $13,318                                      $14,291                          $11,865
3/31/00                      $13,610                                      $14,603                          $11,962
4/30/00                      $13,535                                      $14,516                          $11,970
5/31/00                      $13,455                                      $14,441                          $11,984
6/30/00                      $13,789                                      $14,824                          $12,046
7/31/00                      $13,990                                      $15,030                          $12,074
8/31/00                      $14,179                                      $15,261                          $12,074
9/30/00                      $14,112                                      $15,182                          $12,137
10/31/00                     $14,255                                      $15,347                          $12,157
11/30/00                     $14,367                                      $15,464                          $12,165
12/31/00                     $14,721                                      $15,846                          $12,157
1/31/01                      $14,812                                      $16,003                          $12,234
2/28/01                      $14,886                                      $16,054                          $12,283
3/31/01                      $15,019                                      $16,198                          $12,311
4/30/01                      $14,879                                      $16,023                          $12,360
5/31/01                      $15,023                                      $16,196                          $12,416
6/30/01                      $15,125                                      $16,305                          $12,437
7/31/01                      $15,381                                      $16,546                          $12,402
8/31/01                      $15,632                                      $16,819                          $12,402
9/30/01                      $15,586                                      $16,762                          $12,458
10/31/01                     $15,792                                      $16,962                          $12,416
11/30/01                     $15,655                                      $16,819                          $12,395
12/31/01                     $15,506                                      $16,659                          $12,346
1/31/02                      $15,745                                      $16,948                          $12,375
2/28/02                      $15,904                                      $17,151                          $12,424
3/31/02                      $15,629                                      $16,815                          $12,494
4/30/02                      $15,877                                      $17,143                          $12,564
5/31/02                      $15,971                                      $17,247                          $12,564
6/30/02                      $16,115                                      $17,430                          $12,571
7/31/02                      $16,313                                      $17,655                          $12,585
8/31/02                      $16,515                                      $17,867                          $12,627
9/30/02                      $16,916                                      $18,258                          $12,648
10/31/02                     $16,580                                      $17,955                          $12,670
11/30/02                     $16,503                                      $17,880                          $12,670
12/31/02                     $16,853                                      $18,257                          $12,642
1/31/03                      $16,848                                      $18,211                          $12,697
2/28/03                      $17,059                                      $18,466                          $12,795



CLASS B (2/1/00-2/28/03)
The following line graph compares the performance of Franklin Florida Tax-Free Income Fund - Class B to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 2/1/00 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Florida Tax-Free Income Fund          Lehman Brothers Municipal Bond Index 7             CPI 7
2/1/00                  $10,000                                       $10,000                             $10,000
2/29/00                 $10,107                                       $10,116                             $10,059
3/31/00                 $10,333                                       $10,337                             $10,141
4/30/00                 $10,272                                       $10,276                             $10,148
5/31/00                 $10,207                                       $10,222                             $10,160
6/30/00                 $10,464                                       $10,493                             $10,213
7/31/00                 $10,611                                       $10,639                             $10,236
8/31/00                 $10,749                                       $10,803                             $10,236
9/30/00                 $10,695                                       $10,747                             $10,289
10/31/00                $10,797                                       $10,864                             $10,307
11/30/00                $10,887                                       $10,946                             $10,313
12/31/00                $11,139                                       $11,217                             $10,307
1/31/01                 $11,213                                       $11,328                             $10,372
2/28/01                 $11,265                                       $11,364                             $10,413
3/31/01                 $11,359                                       $11,466                             $10,437
4/30/01                 $11,257                                       $11,342                             $10,479
5/31/01                 $11,350                                       $11,465                             $10,526
6/30/01                 $11,422                                       $11,542                             $10,544
7/31/01                 $11,618                                       $11,712                             $10,514
8/31/01                 $11,802                                       $11,906                             $10,514
9/30/01                 $11,763                                       $11,865                             $10,562
10/31/01                $11,902                                       $12,006                             $10,526
11/30/01                $11,814                                       $11,906                             $10,508
12/31/01                $11,697                                       $11,792                             $10,467
1/31/02                 $11,871                                       $11,996                             $10,491
2/28/02                 $11,985                                       $12,140                             $10,533
3/31/02                 $11,763                                       $11,902                             $10,592
4/30/02                 $11,943                                       $12,135                             $10,651
5/31/02                 $12,018                                       $12,209                             $10,651
6/30/02                 $12,122                                       $12,338                             $10,658
7/31/02                 $12,264                                       $12,497                             $10,669
8/31/02                 $12,410                                       $12,647                             $10,705
9/30/02                 $12,715                                       $12,924                             $10,723
10/31/02                $12,447                                       $12,710                             $10,741
11/30/02                $12,384                                       $12,656                             $10,741
12/31/02                $12,651                                       $12,923                             $10,717
1/31/03                 $12,630                                       $12,891                             $10,765
2/28/03                 $12,492                                       $13,071                             $10,847


Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
---------------------------------

1-Year                    +4.60%

5-Year                    +4.72%

Since Inception (5/1/95)  +5.63%


CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Florida Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Florida Tax-Free Income Fund        Lehman Brothers Municipal Bond Index 7      CPI 7
5/1/95                       $9,904                                  $10,000                     $10,000
5/31/95                     $10,176                                  $10,319                     $10,020
6/30/95                     $10,161                                  $10,229                     $10,040
7/31/95                     $10,207                                  $10,326                     $10,040
8/31/95                     $10,295                                  $10,458                     $10,066
9/30/95                     $10,355                                  $10,523                     $10,086
10/31/95                    $10,464                                  $10,676                     $10,120
11/30/95                    $10,610                                  $10,853                     $10,112
12/31/95                    $10,698                                  $10,957                     $10,105
1/31/96                     $10,746                                  $11,041                     $10,165
2/29/96                     $10,702                                  $10,966                     $10,198
3/31/96                     $10,601                                  $10,825                     $10,251
4/30/96                     $10,575                                  $10,795                     $10,291
5/31/96                     $10,579                                  $10,791                     $10,310
6/30/96                     $10,706                                  $10,908                     $10,316
7/31/96                     $10,754                                  $11,006                     $10,336
8/31/96                     $10,744                                  $11,004                     $10,356
9/30/96                     $10,895                                  $11,158                     $10,389
10/31/96                    $10,993                                  $11,284                     $10,422
11/30/96                    $11,142                                  $11,491                     $10,442
12/31/96                    $11,107                                  $11,443                     $10,442
1/31/97                     $11,111                                  $11,464                     $10,475
2/28/97                     $11,200                                  $11,570                     $10,508
3/31/97                     $11,069                                  $11,416                     $10,534
4/30/97                     $11,164                                  $11,512                     $10,547
5/31/97                     $11,286                                  $11,686                     $10,540
6/30/97                     $11,395                                  $11,811                     $10,553
7/31/97                     $11,668                                  $12,138                     $10,565
8/31/97                     $11,568                                  $12,024                     $10,586
9/30/97                     $11,655                                  $12,167                     $10,612
10/31/97                    $11,726                                  $12,245                     $10,639
11/30/97                    $11,791                                  $12,317                     $10,632
12/31/97                    $11,949                                  $12,497                     $10,619
1/31/98                     $12,067                                  $12,626                     $10,640
2/28/98                     $12,074                                  $12,629                     $10,660
3/31/98                     $12,094                                  $12,641                     $10,680
4/30/98                     $12,067                                  $12,584                     $10,699
5/31/98                     $12,205                                  $12,783                     $10,719
6/30/98                     $12,250                                  $12,832                     $10,731
7/31/98                     $12,282                                  $12,865                     $10,744
8/31/98                     $12,444                                  $13,064                     $10,757
9/30/98                     $12,539                                  $13,227                     $10,770
10/31/98                    $12,549                                  $13,227                     $10,796
11/30/98                    $12,608                                  $13,274                     $10,796
12/31/98                    $12,631                                  $13,307                     $10,789
1/31/99                     $12,731                                  $13,465                     $10,815
2/28/99                     $12,703                                  $13,406                     $10,828
3/31/99                     $12,714                                  $13,425                     $10,861
4/30/99                     $12,740                                  $13,458                     $10,940
5/31/99                     $12,667                                  $13,380                     $10,940
6/30/99                     $12,505                                  $13,187                     $10,940
7/31/99                     $12,508                                  $13,235                     $10,973
8/31/99                     $12,386                                  $13,129                     $10,999
9/30/99                     $12,335                                  $13,134                     $11,052
10/31/99                    $12,154                                  $12,992                     $11,072
11/30/99                    $12,262                                  $13,130                     $11,079
12/31/99                    $12,159                                  $13,032                     $11,079
1/31/00                     $12,064                                  $12,974                     $11,112
2/29/00                     $12,179                                  $13,125                     $11,177
3/31/00                     $12,449                                  $13,411                     $11,269
4/30/00                     $12,365                                  $13,332                     $11,276
5/31/00                     $12,286                                  $13,263                     $11,289
6/30/00                     $12,594                                  $13,614                     $11,348
7/31/00                     $12,770                                  $13,803                     $11,374
8/31/00                     $12,935                                  $14,016                     $11,374
9/30/00                     $12,869                                  $13,943                     $11,433
10/31/00                    $12,991                                  $14,095                     $11,453
11/30/00                    $13,099                                  $14,202                     $11,460
12/31/00                    $13,402                                  $14,553                     $11,453
1/31/01                     $13,490                                  $14,697                     $11,525
2/28/01                     $13,551                                  $14,744                     $11,571
3/31/01                     $13,663                                  $14,877                     $11,598
4/30/01                     $13,531                                  $14,716                     $11,644
5/31/01                     $13,642                                  $14,875                     $11,696
6/30/01                     $13,739                                  $14,974                     $11,716
7/31/01                     $13,961                                  $15,196                     $11,683
8/31/01                     $14,180                                  $15,447                     $11,683
9/30/01                     $14,134                                  $15,394                     $11,736
10/31/01                    $14,312                                  $15,578                     $11,696
11/30/01                    $14,194                                  $15,447                     $11,676
12/31/01                    $14,042                                  $15,300                     $11,631
1/31/02                     $14,263                                  $15,565                     $11,657
2/28/02                     $14,400                                  $15,751                     $11,704
3/31/02                     $14,135                                  $15,443                     $11,770
4/30/02                     $14,351                                  $15,744                     $11,836
5/31/02                     $14,429                                  $15,840                     $11,836
6/30/02                     $14,551                                  $16,008                     $11,843
7/31/02                     $14,733                                  $16,214                     $11,856
8/31/02                     $14,907                                  $16,409                     $11,895
9/30/02                     $15,271                                  $16,768                     $11,915
10/31/02                    $14,950                                  $16,490                     $11,935
11/30/02                    $14,875                                  $16,421                     $11,935
12/31/02                    $15,194                                  $16,767                     $11,909
1/31/03                     $15,169                                  $16,725                     $11,961
2/28/03                     $15,356                                  $16,959                     $12,054


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN GEORGIA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN GEORGIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND GEORGIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF GEORGIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------


STATE UPDATE
[GRAPHIC OMITTED]
Georgia's history of conservative fiscal management has enabled it to maintain structural budget balance and reserves. Although the state experienced recession recently, its increased diversification over the past decade has helped it weather the current down cycle. The state easily outpaced the nation in terms of employment growth in six of the past seven years, mostly in business and health services. During the past year, however, due to the weakened national economy the services and trade sectors no longer posted enough employment gains to offset the state's manufacturing losses and weak communications industry performance. However, Georgia's stable unemployment rate was 4.6% in January 2003, well below with the 5.7% national rate. 2

Like many states, Georgia experienced significant revenue underperformance in fiscal year 2002, with estimated revenue collections down about $640 million or 4.7% from the prior year. To accommodate these reduced collections, the governor directed state agencies to reduce spending by 2.5% in fiscal year 2002 and cut 5% from the fiscal year 2003 budget requests. Despite the diminished tax collections, the state's fiscal position was strong, and it did not need to draw on any of its reserve balances to maintain budget stability in fiscal year 2002. Even with the decline in state revenues, the undesignated surplus at the end of fiscal year 2002 was $174 million, or 1.2% of budgeted expenditures for the current fiscal year. 3



CREDIT QUALITY BREAKDOWN*
Franklin Georgia Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 64.5%
AA - 19.3%
A - 6.7%
BBB - 8.5%
Below Investment Grade - 1.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
3. Source: Moody's Investors Service, GEORGIA (STATE OF), 10/8/02.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 79.

PORTFOLIO BREAKDOWN
Franklin Georgia
Tax-Free Income Fund
2/28/03

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
--------------------------------

Higher Education       18.8%

Hospital & Health Care 17.2%

Housing                15.5%

Utilities              14.5%

Prerefunded             8.2%

General Obligation      6.1%

Transportation          5.9%

Subject to Government
Appropriations          3.8%

Other Revenue           3.7%

Corporate-Backed        3.7%

Tax-Supported           2.6%



The state's debt levels remain well within its constitutional limit, which restricts general obligation debt service from exceeding 10% of treasury receipts. The state calculates that maximum annual debt service would be about 6% of estimated fiscal year 2002 treasury receipts. Overall, Georgia's debt was $804 per capita and 2.9% of personal income compared with the $573 and 2.3% national medians. 3

Looking forward, Georgia's credit outlook is stable. The state's increased economic diversification has positioned it well for future growth beyond the current downturn. Its historically stable finances should enable the state to meet the needs of a growing population while retaining conservatism in budgeting, even with its recent, weak economic and revenue performance. Reflecting Georgia's stable outlook and historically conservative fiscal management, Moody's Investors Service, an independent credit rating agency, has assigned the state's general obligation debt AAA. 4


PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps and expedite needed capital improvements and to refinance outstanding debt. Georgia's bond issuance increased 26% in 2002 versus 2001; however, despite the large issuance, municipal bonds produced strong returns. 5

During the Fund's fiscal year, the municipal bond market's attractiveness relative to Treasury securities increased, as the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded as much as 108% of the 30-year Treasury bond. Historically, this ratio has been about 92%. 5 Largely as a result of municipal bonds' relatively attractive yields, municipal bond funds generally experienced healthy inflows.

Because municipal bond yields generally declined during the year under review, and bond prices rise when yields fall, Franklin Georgia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.86 on February 28, 2002, to $11.99 on February 28, 2003.



4. This does not indicate Moody's rating of the Fund.
5. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

DIVIDEND DISTRIBUTIONS*
Franklin Georgia Tax-Free Income Fund
3/1/02-2/28/03

                                                           DIVIDEND PER SHARE
                                                     ---------------------------
MONTH                                                      CLASS A    CLASS C
--------------------------------------------------------------------------------

March                                                     4.7 cents  4.15 cents

April                                                     4.7 cents  4.15 cents

May                                                       4.7 cents  4.15 cents

June                                                      4.7 cents  4.19 cents

July                                                      4.7 cents  4.19 cents

August                                                    4.7 cents  4.19 cents

September                                                 4.7 cents  4.16 cents

October                                                   4.7 cents  4.16 cents

November                                                  4.7 cents  4.16 cents

December                                                  4.7 cents  4.16 cents

January                                                   4.7 cents  4.16 cents

February                                                  4.7 cents  4.16 cents
--------------------------------------------------------------------------------
TOTAL                                                    56.4 CENTS 49.98 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




We focused our efforts on staying fully invested in an attempt to protect the Fund's dividend distribution in the declining interest rate environment. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly in March 2003. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

The most notable portfolio change during the period was the Fund's improving credit quality. Because we felt the market did not adequately compensate for the added risks associated with lower quality bonds, we found value in AAA-rated, insured bonds. As a result, the Fund's overall credit quality improved, and AAA- and AA-rated securities represented 83.8% of the Fund's total long-term investments at period-end. Purchases during the period included Georgia Local Government COP, Bulloch County Development Authority for Georgia Southern University Student Lease

Revenue, Athens Student Housing Lease Revenue, and Tift County Hospital Authority Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 27 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.46%, based on an annualization of the current 4.65 cent ($0.0465) per share dividend and the maximum offering price of $12.52 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Georgia state personal income tax bracket of 42.28% would need to earn 7.72% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the municipal bond market and Franklin Georgia Tax-Free Income Fund. We believe retail and institutional demand should continue to be strong given municipal bonds' value relative to Treasury securities. Also, new-issue supply could remain high due to low borrowing costs for municipalities facing budgetary shortfalls and continued financing needs. In our opinion, these supply and demand characteristics should benefit the municipal bond market going forward. Although we cannot predict interest rate cycles, we will continue to focus on obtaining the highest monthly tax-free income possible through our disciplined management approach. We believe Franklin Georgia Tax-Free Income Fund can provide investors with high credit quality and valuable, current, tax-free income over the long term.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN GEORGIA
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                      CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.13        $11.99     $11.86

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                              $0.5640

CLASS C                                      CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                        +$0.14        $12.08     $11.94

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                              $0.4998





PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.02%   +27.63%  +72.23%
Average Annual Total Return 2                        +1.48%    +4.09%   +5.13%
Avg. Ann. Total Return (3/31/03) 3                   +3.35%    +4.06%   +5.18%

Distribution Rate 4                      4.46%
Taxable Equivalent Distribution Rate 5   7.72%
30-Day Standardized Yield 6              3.62%
Taxable Equivalent Yield 5               6.27%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.50%   +24.19%  +50.07%
Average Annual Total Return 2                        +3.46%    +4.22%   +5.18%
Avg. Ann. Total Return (3/31/03) 3                   +5.34%    +4.22%   +5.13%

Distribution Rate 4                      4.05%
Taxable Equivalent Distribution Rate 5   7.02%
30-Day Standardized Yield 6              3.22%
Taxable Equivalent Yield 5               5.58%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Georgia state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.





--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------




For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.




Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.





AVERAGE ANNUAL TOTAL RETURN

CLASS A              2/28/03
-----------------------------

1-Year                +1.48%

5-Year                +4.09%

10-Year               +5.13%




CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Georgia Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Georgia Tax-Free Income Fund        Lehman Brothers Municipal Bond Index 7   CPI 7
3/1/93                     $9,572                                     $10,000                 $10,000
3/31/93                    $9,535                                      $9,894                 $10,035
4/30/93                    $9,646                                      $9,994                 $10,063
5/31/93                    $9,704                                     $10,050                 $10,077
6/30/93                    $9,874                                     $10,218                 $10,091
7/31/93                    $9,879                                     $10,231                 $10,091
8/31/93                   $10,052                                     $10,444                 $10,120
9/30/93                   $10,178                                     $10,563                 $10,141
10/31/93                  $10,213                                     $10,583                 $10,182
11/30/93                  $10,175                                     $10,490                 $10,190
12/31/93                  $10,343                                     $10,711                 $10,190
1/31/94                   $10,466                                     $10,833                 $10,217
2/28/94                   $10,243                                     $10,553                 $10,252
3/31/94                    $9,902                                     $10,123                 $10,287
4/30/94                    $9,940                                     $10,209                 $10,301
5/31/94                   $10,007                                     $10,298                 $10,308
6/30/94                    $9,965                                     $10,235                 $10,343
7/31/94                   $10,134                                     $10,423                 $10,371
8/31/94                   $10,175                                     $10,459                 $10,413
9/30/94                   $10,076                                     $10,305                 $10,441
10/31/94                   $9,921                                     $10,122                 $10,448
11/30/94                   $9,728                                      $9,939                 $10,462
12/31/94                   $9,956                                     $10,157                 $10,462
1/31/95                   $10,222                                     $10,448                 $10,504
2/28/95                   $10,438                                     $10,752                 $10,546
3/31/95                   $10,538                                     $10,875                 $10,580
4/30/95                   $10,567                                     $10,889                 $10,615
5/31/95                   $10,811                                     $11,236                 $10,636
6/30/95                   $10,771                                     $11,138                 $10,658
7/31/95                   $10,823                                     $11,244                 $10,658
8/31/95                   $10,928                                     $11,387                 $10,685
9/30/95                   $10,968                                     $11,458                 $10,707
10/31/95                  $11,107                                     $11,625                 $10,742
11/30/95                  $11,251                                     $11,818                 $10,735
12/31/95                  $11,356                                     $11,931                 $10,727
1/31/96                   $11,401                                     $12,022                 $10,790
2/29/96                   $11,368                                     $11,940                 $10,825
3/31/96                   $11,265                                     $11,787                 $10,881
4/30/96                   $11,270                                     $11,754                 $10,924
5/31/96                   $11,298                                     $11,749                 $10,944
6/30/96                   $11,406                                     $11,877                 $10,951
7/31/96                   $11,471                                     $11,984                 $10,972
8/31/96                   $11,485                                     $11,982                 $10,993
9/30/96                   $11,628                                     $12,150                 $11,028
10/31/96                  $11,729                                     $12,287                 $11,063
11/30/96                  $11,880                                     $12,512                 $11,084
12/31/96                  $11,886                                     $12,459                 $11,084
1/31/97                   $11,909                                     $12,483                 $11,120
2/28/97                   $11,991                                     $12,598                 $11,154
3/31/97                   $11,884                                     $12,430                 $11,182
4/30/97                   $11,975                                     $12,535                 $11,195
5/31/97                   $12,105                                     $12,724                 $11,189
6/30/97                   $12,211                                     $12,860                 $11,202
7/31/97                   $12,470                                     $13,216                 $11,216
8/31/97                   $12,388                                     $13,092                 $11,237
9/30/97                   $12,516                                     $13,248                 $11,265
10/31/97                  $12,586                                     $13,333                 $11,293
11/30/97                  $12,669                                     $13,411                 $11,286
12/31/97                  $12,821                                     $13,607                 $11,273
1/31/98                   $12,921                                     $13,747                 $11,294
2/28/98                   $12,923                                     $13,751                 $11,316
3/31/98                   $12,950                                     $13,764                 $11,337
4/30/98                   $12,939                                     $13,702                 $11,358
5/31/98                   $13,101                                     $13,918                 $11,378
6/30/98                   $13,138                                     $13,973                 $11,392
7/31/98                   $13,167                                     $14,008                 $11,405
8/31/98                   $13,323                                     $14,225                 $11,419
9/30/98                   $13,473                                     $14,402                 $11,433
10/31/98                  $13,445                                     $14,402                 $11,460
11/30/98                  $13,501                                     $14,453                 $11,460
12/31/98                  $13,545                                     $14,489                 $11,453
1/31/99                   $13,645                                     $14,661                 $11,481
2/28/99                   $13,599                                     $14,597                 $11,495
3/31/99                   $13,630                                     $14,617                 $11,529
4/30/99                   $13,673                                     $14,654                 $11,613
5/31/99                   $13,598                                     $14,569                 $11,613
6/30/99                   $13,420                                     $14,359                 $11,613
7/31/99                   $13,428                                     $14,411                 $11,648
8/31/99                   $13,272                                     $14,296                 $11,676
9/30/99                   $13,235                                     $14,301                 $11,732
10/31/99                  $13,045                                     $14,147                 $11,753
11/30/99                  $13,142                                     $14,297                 $11,760
12/31/99                  $13,025                                     $14,190                 $11,760
1/31/00                   $12,907                                     $14,127                 $11,795
2/29/00                   $13,093                                     $14,291                 $11,865
3/31/00                   $13,399                                     $14,603                 $11,962
4/30/00                   $13,338                                     $14,516                 $11,970
5/31/00                   $13,260                                     $14,441                 $11,984
6/30/00                   $13,608                                     $14,824                 $12,046
7/31/00                   $13,764                                     $15,030                 $12,074
8/31/00                   $13,982                                     $15,261                 $12,074
9/30/00                   $13,878                                     $15,182                 $12,137
10/31/00                  $14,052                                     $15,347                 $12,157
11/30/00                  $14,171                                     $15,464                 $12,165
12/31/00                  $14,510                                     $15,846                 $12,157
1/31/01                   $14,598                                     $16,003                 $12,234
2/28/01                   $14,654                                     $16,054                 $12,283
3/31/01                   $14,791                                     $16,198                 $12,311
4/30/01                   $14,642                                     $16,023                 $12,360
5/31/01                   $14,767                                     $16,196                 $12,416
6/30/01                   $14,886                                     $16,305                 $12,437
7/31/01                   $15,106                                     $16,546                 $12,402
8/31/01                   $15,347                                     $16,819                 $12,402
9/30/01                   $15,235                                     $16,762                 $12,458
10/31/01                  $15,457                                     $16,962                 $12,416
11/30/01                  $15,335                                     $16,819                 $12,395
12/31/01                  $15,191                                     $16,659                 $12,346
1/31/02                   $15,382                                     $16,948                 $12,375
2/28/02                   $15,556                                     $17,151                 $12,424
3/31/02                   $15,288                                     $16,815                 $12,494
4/30/02                   $15,489                                     $17,143                 $12,564
5/31/02                   $15,565                                     $17,247                 $12,564
6/30/02                   $15,686                                     $17,430                 $12,571
7/31/02                   $15,874                                     $17,655                 $12,585
8/31/02                   $16,014                                     $17,867                 $12,627
9/30/02                   $16,361                                     $18,258                 $12,648
10/31/02                  $16,023                                     $17,955                 $12,670
11/30/02                  $15,986                                     $17,880                 $12,670
12/31/02                  $16,314                                     $18,257                 $12,642
1/31/03                   $16,283                                     $18,211                 $12,697
2/28/03                   $16,485                                     $18,466                 $12,795




AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
---------------------------------

1-Year                    +3.46%

5-Year                    +4.22%

Since Inception (5/1/95)  +5.18%




CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Georgia Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Georgia Tax-Free Income Fund        Lehman Brothers Municipal Bond Index 7         CPI 7
5/1/95                     $9,897                                      $10,000                      $10,000
5/31/95                   $10,129                                      $10,319                      $10,020
6/30/95                   $10,103                                      $10,229                      $10,040
7/31/95                   $10,155                                      $10,326                      $10,040
8/31/95                   $10,240                                      $10,458                      $10,066
9/30/95                   $10,282                                      $10,523                      $10,086
10/31/95                  $10,397                                      $10,676                      $10,120
11/30/95                  $10,536                                      $10,853                      $10,112
12/31/95                  $10,629                                      $10,957                      $10,105
1/31/96                   $10,665                                      $11,041                      $10,165
2/29/96                   $10,630                                      $10,966                      $10,198
3/31/96                   $10,530                                      $10,825                      $10,251
4/30/96                   $10,530                                      $10,795                      $10,291
5/31/96                   $10,550                                      $10,791                      $10,310
6/30/96                   $10,645                                      $10,908                      $10,316
7/31/96                   $10,707                                      $11,006                      $10,336
8/31/96                   $10,712                                      $11,004                      $10,356
9/30/96                   $10,847                                      $11,158                      $10,389
10/31/96                  $10,936                                      $11,284                      $10,422
11/30/96                  $11,062                                      $11,491                      $10,442
12/31/96                  $11,072                                      $11,443                      $10,442
1/31/97                   $11,079                                      $11,464                      $10,475
2/28/97                   $11,160                                      $11,570                      $10,508
3/31/97                   $11,056                                      $11,416                      $10,534
4/30/97                   $11,125                                      $11,512                      $10,547
5/31/97                   $11,248                                      $11,686                      $10,540
6/30/97                   $11,340                                      $11,811                      $10,553
7/31/97                   $11,574                                      $12,138                      $10,565
8/31/97                   $11,493                                      $12,024                      $10,586
9/30/97                   $11,605                                      $12,167                      $10,612
10/31/97                  $11,663                                      $12,245                      $10,639
11/30/97                  $11,734                                      $12,317                      $10,632
12/31/97                  $11,879                                      $12,497                      $10,619
1/31/98                   $11,955                                      $12,626                      $10,640
2/28/98                   $11,962                                      $12,629                      $10,660
3/31/98                   $11,970                                      $12,641                      $10,680
4/30/98                   $11,954                                      $12,584                      $10,699
5/31/98                   $12,097                                      $12,783                      $10,719
6/30/98                   $12,137                                      $12,832                      $10,731
7/31/98                   $12,158                                      $12,865                      $10,744
8/31/98                   $12,295                                      $13,064                      $10,757
9/30/98                   $12,428                                      $13,227                      $10,770
10/31/98                  $12,395                                      $13,227                      $10,796
11/30/98                  $12,441                                      $13,274                      $10,796
12/31/98                  $12,475                                      $13,307                      $10,789
1/31/99                   $12,572                                      $13,465                      $10,815
2/28/99                   $12,524                                      $13,406                      $10,828
3/31/99                   $12,547                                      $13,425                      $10,861
4/30/99                   $12,572                                      $13,458                      $10,940
5/31/99                   $12,499                                      $13,380                      $10,940
6/30/99                   $12,330                                      $13,187                      $10,940
7/31/99                   $12,333                                      $13,235                      $10,973
8/31/99                   $12,184                                      $13,129                      $10,999
9/30/99                   $12,143                                      $13,134                      $11,052
10/31/99                  $11,964                                      $12,992                      $11,072
11/30/99                  $12,057                                      $13,130                      $11,079
12/31/99                  $11,934                                      $13,032                      $11,079
1/31/00                   $11,821                                      $12,974                      $11,112
2/29/00                   $11,985                                      $13,125                      $11,177
3/31/00                   $12,259                                      $13,411                      $11,269
4/30/00                   $12,198                                      $13,332                      $11,276
5/31/00                   $12,122                                      $13,263                      $11,289
6/30/00                   $12,433                                      $13,614                      $11,348
7/31/00                   $12,581                                      $13,803                      $11,374
8/31/00                   $12,762                                      $14,016                      $11,374
9/30/00                   $12,664                                      $13,943                      $11,433
10/31/00                  $12,816                                      $14,095                      $11,453
11/30/00                  $12,919                                      $14,202                      $11,460
12/31/00                  $13,232                                      $14,553                      $11,453
1/31/01                   $13,305                                      $14,697                      $11,525
2/28/01                   $13,349                                      $14,744                      $11,571
3/31/01                   $13,466                                      $14,877                      $11,598
4/30/01                   $13,313                                      $14,716                      $11,644
5/31/01                   $13,430                                      $14,875                      $11,696
6/30/01                   $13,532                                      $14,974                      $11,716
7/31/01                   $13,724                                      $15,196                      $11,683
8/31/01                   $13,935                                      $15,447                      $11,683
9/30/01                   $13,828                                      $15,394                      $11,736
10/31/01                  $14,022                                      $15,578                      $11,696
11/30/01                  $13,905                                      $15,447                      $11,676
12/31/01                  $13,769                                      $15,300                      $11,631
1/31/02                   $13,936                                      $15,565                      $11,657
2/28/02                   $14,086                                      $15,751                      $11,704
3/31/02                   $13,840                                      $15,443                      $11,770
4/30/02                   $14,025                                      $15,744                      $11,836
5/31/02                   $14,076                                      $15,840                      $11,836
6/30/02                   $14,191                                      $16,008                      $11,843
7/31/02                   $14,354                                      $16,214                      $11,856
8/31/02                   $14,473                                      $16,409                      $11,895
9/30/02                   $14,790                                      $16,768                      $11,915
10/31/02                  $14,468                                      $16,490                      $11,935
11/30/02                  $14,417                                      $16,421                      $11,935
12/31/02                  $14,716                                      $16,767                      $11,909
1/31/03                   $14,682                                      $16,725                      $11,961
2/28/03                   $14,853                                      $16,959                      $12,054




7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.




Past performance does not guarantee future results.

FRANKLIN KENTUCKY TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN KENTUCKY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND KENTUCKY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF KENTUCKY MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



COMMONWEALTH UPDATE
[GRAPHIC OMITTED]
The national economic slowdown impacted Kentucky's ability to establish structural balance, forcing the commonwealth to utilize one-time revenue sources and reserves to offset revenue declines. Following two fiscal years of significant shortfalls, Standard & Poor's, an independent credit rating agency, lowered the commonwealth of Kentucky's issuer credit rating from AA to AA- in October 2002 due to a weakened financial condition, diminished liquidity and fiscal imbalance. 2 There was some uncertainty regarding the commonwealth's legal authority to meet its ongoing expenditure requirements, including lease payments that service appropriation bonds, in the absence of an adopted budget. The legislature was unable to reach agreement on a budget for the 2003-2004 biennium before the close of its 2002 Regular Session, as well as a special session called by the governor shortly thereafter. The governor implemented, by executive order, an emergency spending plan for fiscal year 2003, which provided for the continued payment of all normal government expenses, including the payment of appropriation debt service. As a result, the commonwealth's day-to-day operations have proceeded normally, including the payment of all debt service due in the 2003 fiscal year.

Cash flows for fiscal year 2003 are based on actual receipts for July and August 2002 and "no growth" assumptions for the remainder of the 2003 fiscal year. On the expenditure side, cash flows incorporate the governor's fiscal year 2003 spending plan and the need for an additional 2.6% spending reduction. 3 With these assumptions, Kentucky anticipates ending fiscal year 2003 with no ending balance and no reserves.





CREDIT QUALITY BREAKDOWN*
Franklin Kentucky Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 54.9%
AA - 25.0%
A - 13.5%
BBB - 4.1%
Below Investment Grade - 2.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. This does not indicate Standard & Poor's rating of the Fund.
3. Source: Standard & Poor's, RATINGSDIRECT, 10/14/02.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

PORTFOLIO BREAKDOWN
Franklin Kentucky
Tax-Free Income Fund
2/28/03

                   % OF TOTAL
                    LONG-TERM
                   INVESTMENTS
------------------------------

Subject to Government
Appropriations         23.5%

Utilities              20.9%

Other Revenue          14.8%

General Obligation     10.3%

Hospital & Health Care  8.1%

Prerefunded             5.7%

Transportation          4.8%

Higher Education        4.5%

Housing                 3.3%

Corporate-Backed        2.3%

Tax-Supported           1.8%



Observers expect that Kentucky's legislature will take timely action to ensure state government operations are not interrupted, including the payment of debt service. Kentucky's credit outlook is stable, based on the commonwealth's general creditworthiness. Going forward, the state needs to address its fiscal imbalance, diminished reserves and weak revenue collections.


PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps and expedite needed capital improvements and to refinance outstanding debt.

During the Fund's fiscal year, the municipal bond market's attractiveness relative to Treasury securities increased, as the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded as much as 108% of the 30-year Treasury bond. Historically, this ratio has been about 92%. 4 Largely as a result of municipal bonds' relatively attractive yields, municipal bond funds generally experienced healthy inflows.

Because municipal bond yields generally declined during the year under review, and bond prices rise when yields fall, Franklin Kentucky Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.13 on February 28, 2002, to $11.30 on February 28, 2003.

We focused our efforts on staying fully invested in an attempt to protect the Fund's dividend distribution in the declining interest rate environment. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.




4. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

The most notable portfolio change during the period was the Fund's improving credit quality. Because we felt the market did not adequately compensate for the added risks associated with lower quality bonds, we found value in AAA-rated, insured bonds. As a result, AAA- and AA-rated securities represented 79.9% of the Fund's total long-term investments at period-end. Purchases during the period included Louisville Parking Authority for the River City Project and Kentucky Economic Development Finance Authority College and University Revenue for the Centre College Project bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 32 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.27%. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Kentucky state personal income tax bracket of 42.28% would need to earn 7.40% from a taxable investment to match the Fund's tax-free distribution rate.

Looking forward, we are optimistic about the municipal bond market and Franklin Kentucky Tax-Free Income Fund. We believe retail and institutional demand should continue to be strong given municipal bonds' value relative to Treasury securities. Also, new-issue supply could remain high due to low borrowing costs for municipalities facing budgetary shortfalls and continued financing needs. In our opinion, these supply and demand characteristics should benefit the municipal bond market going forward. Although we cannot predict interest rate cycles, we will continue to focus on obtaining the highest monthly tax-free income possible through our disciplined management approach. We believe Franklin Kentucky Tax-Free Income Fund can provide investors with high credit quality and valuable, current, tax-free income over the long term.



DIVIDEND DISTRIBUTIONS*
Franklin Kentucky
Tax-Free Income Fund - Class A
3/1/02-2/28/03

                    DIVIDEND
MONTH               PER SHARE
------------------------------
March               4.4 cents

April               4.4 cents

May                 4.4 cents

June                4.4 cents

July                4.4 cents

August              4.4 cents

September           4.4 cents

October             4.4 cents

November            4.4 cents

December            4.2 cents

January             4.2 cents

February            4.2 cents
------------------------------
TOTAL              52.2 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN KENTUCKY
TAX-FREE INCOME FUND


PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.17        $11.30     $11.13

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.522


PERFORMANCE

CLASS A                                               1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                             +6.38%   +27.45%  +75.80%
Average Annual Total Return 2                         +1.89%    +4.06%   +5.35%
Avg. Ann. Total Return (3/31/03) 3                    +3.49%    +3.99%   +5.41%

Distribution Rate 4                      4.27%
Taxable Equivalent Distribution Rate 5   7.40%
30-Day Standardized Yield 6              3.67%
Taxable Equivalent Yield 5               6.36%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance. The Fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.45%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.2 cent per share monthly dividend and the maximum offering price of $11.80 on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Kentucky state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Kentucky Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Kentucky Tax-Free Income Fund     Lehman Brothers Municipal Bond Index 7     CPI 7
3/1/93                     $9,575                                      $10,000                $10,000
3/31/93                    $9,518                                       $9,894                $10,035
4/30/93                    $9,619                                       $9,994                $10,063
5/31/93                    $9,691                                      $10,050                $10,077
6/30/93                    $9,890                                      $10,218                $10,091
7/31/93                    $9,921                                      $10,231                $10,091
8/31/93                   $10,122                                      $10,444                $10,120
9/30/93                   $10,271                                      $10,563                $10,141
10/31/93                  $10,336                                      $10,583                $10,182
11/30/93                  $10,223                                      $10,490                $10,190
12/31/93                  $10,466                                      $10,711                $10,190
1/31/94                   $10,582                                      $10,833                $10,217
2/28/94                   $10,277                                      $10,553                $10,252
3/31/94                    $9,697                                      $10,123                $10,287
4/30/94                    $9,773                                      $10,209                $10,301
5/31/94                    $9,880                                      $10,298                $10,308
6/30/94                    $9,787                                      $10,235                $10,343
7/31/94                   $10,013                                      $10,423                $10,371
8/31/94                   $10,044                                      $10,459                $10,413
9/30/94                    $9,810                                      $10,305                $10,441
10/31/94                   $9,525                                      $10,122                $10,448
11/30/94                   $9,284                                       $9,939                $10,462
12/31/94                   $9,573                                      $10,157                $10,462
1/31/95                    $9,952                                      $10,448                $10,504
2/28/95                   $10,300                                      $10,752                $10,546
3/31/95                   $10,414                                      $10,875                $10,580
4/30/95                   $10,421                                      $10,889                $10,615
5/31/95                   $10,798                                      $11,236                $10,636
6/30/95                   $10,642                                      $11,138                $10,658
7/31/95                   $10,703                                      $11,244                $10,658
8/31/95                   $10,843                                      $11,387                $10,685
9/30/95                   $10,932                                      $11,458                $10,707
10/31/95                  $11,127                                      $11,625                $10,742
11/30/95                  $11,343                                      $11,818                $10,735
12/31/95                  $11,473                                      $11,931                $10,727
1/31/96                   $11,527                                      $12,022                $10,790
2/29/96                   $11,405                                      $11,940                $10,825
3/31/96                   $11,240                                      $11,787                $10,881
4/30/96                   $11,231                                      $11,754                $10,924
5/31/96                   $11,245                                      $11,749                $10,944
6/30/96                   $11,390                                      $11,877                $10,951
7/31/96                   $11,467                                      $11,984                $10,972
8/31/96                   $11,467                                      $11,982                $10,993
9/30/96                   $11,648                                      $12,150                $11,028
10/31/96                  $11,791                                      $12,287                $11,063
11/30/96                  $11,994                                      $12,512                $11,084
12/31/96                  $11,964                                      $12,459                $11,084
1/31/97                   $11,967                                      $12,483                $11,120
2/28/97                   $12,076                                      $12,598                $11,154
3/31/97                   $11,916                                      $12,430                $11,182
4/30/97                   $12,023                                      $12,535                $11,195
5/31/97                   $12,194                                      $12,724                $11,189
6/30/97                   $12,328                                      $12,860                $11,202
7/31/97                   $12,661                                      $13,216                $11,216
8/31/97                   $12,571                                      $13,092                $11,237
9/30/97                   $12,718                                      $13,248                $11,265
10/31/97                  $12,792                                      $13,333                $11,293
11/30/97                  $12,891                                      $13,411                $11,286
12/31/97                  $13,086                                      $13,607                $11,273
1/31/98                   $13,201                                      $13,747                $11,294
2/28/98                   $13,213                                      $13,751                $11,316
3/31/98                   $13,251                                      $13,764                $11,337
4/30/98                   $13,201                                      $13,702                $11,358
5/31/98                   $13,410                                      $13,918                $11,378
6/30/98                   $13,466                                      $13,973                $11,392
7/31/98                   $13,496                                      $14,008                $11,405
8/31/98                   $13,686                                      $14,225                $11,419
9/30/98                   $13,836                                      $14,402                $11,433
10/31/98                  $13,805                                      $14,402                $11,460
11/30/98                  $13,853                                      $14,453                $11,460
12/31/98                  $13,886                                      $14,489                $11,453
1/31/99                   $14,019                                      $14,661                $11,481
2/28/99                   $13,945                                      $14,597                $11,495
3/31/99                   $13,988                                      $14,617                $11,529
4/30/99                   $14,009                                      $14,654                $11,613
5/31/99                   $13,930                                      $14,569                $11,613
6/30/99                   $13,735                                      $14,359                $11,613
7/31/99                   $13,741                                      $14,411                $11,648
8/31/99                   $13,570                                      $14,296                $11,676
9/30/99                   $13,540                                      $14,301                $11,732
10/31/99                  $13,323                                      $14,147                $11,753
11/30/99                  $13,427                                      $14,297                $11,760
12/31/99                  $13,300                                      $14,190                $11,760
1/31/00                   $13,181                                      $14,127                $11,795
2/29/00                   $13,368                                      $14,291                $11,865
3/31/00                   $13,699                                      $14,603                $11,962
4/30/00                   $13,553                                      $14,516                $11,970
5/31/00                   $13,402                                      $14,441                $11,984
6/30/00                   $13,775                                      $14,824                $12,046
7/31/00                   $14,011                                      $15,030                $12,074
8/31/00                   $14,245                                      $15,261                $12,074
9/30/00                   $14,132                                      $15,182                $12,137
10/31/00                  $14,305                                      $15,347                $12,157
11/30/00                  $14,434                                      $15,464                $12,165
12/31/00                  $14,829                                      $15,846                $12,157
1/31/01                   $14,896                                      $16,003                $12,234
2/28/01                   $14,930                                      $16,054                $12,283
3/31/01                   $15,079                                      $16,198                $12,311
4/30/01                   $14,888                                      $16,023                $12,360
5/31/01                   $15,049                                      $16,196                $12,416
6/30/01                   $15,193                                      $16,305                $12,437
7/31/01                   $15,429                                      $16,546                $12,402
8/31/01                   $15,660                                      $16,819                $12,402
9/30/01                   $15,485                                      $16,762                $12,458
10/31/01                  $15,711                                      $16,962                $12,416
11/30/01                  $15,590                                      $16,819                $12,395
12/31/01                  $15,424                                      $16,659                $12,346
1/31/02                   $15,653                                      $16,948                $12,375
2/28/02                   $15,841                                      $17,151                $12,424
3/31/02                   $15,589                                      $16,815                $12,494
4/30/02                   $15,843                                      $17,143                $12,564
5/31/02                   $15,935                                      $17,247                $12,564
6/30/02                   $16,108                                      $17,430                $12,571
7/31/02                   $16,294                                      $17,655                $12,585
8/31/02                   $16,442                                      $17,867                $12,627
9/30/02                   $16,740                                      $18,258                $12,648
10/31/02                  $16,396                                      $17,955                $12,670
11/30/02                  $16,341                                      $17,880                $12,670
12/31/02                  $16,700                                      $18,257                $12,642
1/31/03                   $16,628                                      $18,211                $12,697
2/28/03                   $16,833                                      $18,466                $12,795


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN LOUISIANA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN LOUISIANA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND LOUISIANA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF LOUISIANA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
Louisiana has fared better than most states during the national economic downturn, managing its recent fiscal stress through prompt attention to revenue weakness, enacting budgetary reforms and maintaining adequate reserve and trust fund balances. The state faces certain challenges, however, in the current and upcoming fiscal years, in part due to the need to close budget gaps caused by spending increases and weak revenue growth, dependence on the volatile oil and gas industry, and uncertainty regarding the timing and strength of a national economic recovery. The tourism industry also faces uncertainty given the state's and the nation's depressed near-term economic outlook.

In recent years, Louisiana has worked to structure its financial operations to reduce debt, match revenues with expenditures, build a rainy day fund, and increase pension funding levels. As a result, the state greatly increased its ability to respond to budget gaps. Recent economic weakness and revenue declines led to shortfalls that required a number of difficult budget choices to keep Louisiana's fiscal year 2003 in balance. In November 2002, voters narrowly passed a "swap tax" measure to reduce some sales taxes and increase some income taxes.

Favorable and improving credit factors, including the state's maintenance of a positive fiscal position through the recent economic slowdown, conservative budget and debt management practices, and recently adopted tax-reform measures could bring



CREDIT QUALITY BREAKDOWN*
Franklin Louisiana Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 75.8%
AA - 0.4%
A - 3.8%
BBB - 15.2%
Below Investment Grade - 4.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 87.

increased long-term budget stability. As a result, Moody's Investors Service, an independent credit rating agency, placed Louisiana's A2 credit rating on its watchlist for possible upgrade. 2


PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps, expedite needed capital improvements and refinance outstanding debt. Louisiana's bond issuance increased 16.1% in 2002 versus 2001; however, despite the large issuance, municipal bonds produced strong returns. 3

During the Fund's fiscal year, the municipal bond market's attractiveness relative to Treasury securities increased, as the Bond Buyer Municipal Bond Index (Bond Buyer 40) yielded as much as 108% of the 30-year Treasury bond. Historically, this ratio has been about 92%. 3 Largely as a result of municipal bonds' relatively attractive yields, municipal bond funds generally experienced healthy inflows.

Because municipal bond yields generally declined during the year under review, and bond prices rise when yields fall, Franklin Louisiana Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.38 on February 28, 2002, to $11.55 on February 28, 2003.

We focused our efforts on staying fully invested in an attempt to protect the Fund's dividend distribution in the declining interest rate environment. The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly in March 2003. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.



PORTFOLIO BREAKDOWN
Franklin Louisiana
Tax-Free Income Fund
2/28/03

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------

Higher Education       19.1%

Utilities              14.4%

Tax-Supported          13.3%

Hospital & Health Care 12.2%

Subject to Government
Appropriations         10.2%

Housing                 7.7%

Other Revenue           6.3%

Corporate-Backed        5.8%

General Obligation      5.5%

Prerefunded             5.5%



2. This does not indicate Moody's rating of the Fund.
3. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

DIVIDEND DISTRIBUTIONS*
Franklin Louisiana Tax-Free Income Fund
3/1/02-2/28/03

                                                          DIVIDEND PER SHARE
                                                    ----------------------------
MONTH                                                    CLASS A     CLASS C
--------------------------------------------------------------------------------

March                                                   4.6 cents   4.07 cents

April                                                   4.6 cents   4.07 cents

May                                                     4.6 cents   4.07 cents

June                                                    4.6 cents   4.07 cents

July                                                    4.6 cents   4.07 cents

August                                                  4.6 cents   4.07 cents

September                                               4.6 cents   4.08 cents

October                                                 4.6 cents   4.08 cents

November                                                4.6 cents   4.08 cents

December                                                4.6 cents   4.09 cents

January                                                 4.6 cents   4.09 cents

February                                                4.6 cents   4.09 cents
--------------------------------------------------------------------------------
TOTAL                                                  55.2 CENTS  48.93 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




The most notable portfolio change during the period was the Fund's improving credit quality. Because we felt the market did not adequately compensate for the added risks associated with lower quality bonds, we found value in AAA-rated, insured bonds. As a result, the Fund's overall credit quality improved, and AAA- and AA-rated securities represented 76.2% of the Fund's total long-term investments at period-end. Purchases during the period included Lafayette Public Trust Financing Authority Revenue for Ragin Cajun Facilities Inc. Project and Lafayette Public Trust Financing Authority Revenue for SLCC Facilities Corp. bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 38 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.51%, based on an annualization of the current 4.53 cent ($0.0453) per share dividend and the maximum offering price of $12.06 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Louisiana state personal income tax bracket of 42.28% would need to earn 7.81% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking forward, we are optimistic about the municipal bond market and Franklin Louisiana Tax-Free Income Fund. We believe retail and institutional demand should continue to be strong given municipal bonds' value relative to Treasury securities. Also, new-issue supply could remain high due to low borrowing costs for municipalities facing budgetary shortfalls and continued financing needs. In our opinion, these supply and demand characteristics should benefit the municipal bond market going forward. Although we cannot predict interest rate cycles, we will continue to focus on obtaining the highest monthly tax-free income possible through our disciplined management approach. We believe Franklin Louisiana Tax-Free Income Fund can provide investors with high credit quality and valuable, current, tax-free income over the long term.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN LOUISIANA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.





PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.17        $11.55     $11.38
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5520

CLASS C                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.18        $11.65     $11.47
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4893



PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.52%   +28.76%  +72.34%
Average Annual Total Return 2                        +1.95%    +4.27%   +5.14%
Avg. Ann. Total Return (3/31/03) 3                   +3.88%    +4.27%   +5.20%

Distribution Rate 4                      4.51%
Taxable Equivalent Distribution Rate 5   7.81%
30-Day Standardized Yield 6              3.68%
Taxable Equivalent Yield 5               6.38%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.98%   +25.36%  +53.62%
Average Annual Total Return 2                        +3.89%    +4.41%   +5.50%
Avg. Ann. Total Return (3/31/03) 3                   +5.85%    +4.42%   +5.45%

Distribution Rate 4                      4.12%
Taxable Equivalent Distribution Rate 5   7.14%
30-Day Standardized Yield 6              3.31%
Taxable Equivalent Yield 5               5.73%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Louisiana state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Louisiana Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Louisiana Tax-Free Income Fund    Lehman Brothers Municipal Bond Index 7    CPI 7
3/1/93                     $9,578                                   $10,000                 $10,000
3/31/93                    $9,535                                    $9,894                 $10,035
4/30/93                    $9,602                                    $9,994                 $10,063
5/31/93                    $9,638                                   $10,050                 $10,077
6/30/93                    $9,822                                   $10,218                 $10,091
7/31/93                    $9,835                                   $10,231                 $10,091
8/31/93                    $9,985                                   $10,444                 $10,120
9/30/93                   $10,085                                   $10,563                 $10,141
10/31/93                  $10,096                                   $10,583                 $10,182
11/30/93                  $10,075                                   $10,490                 $10,190
12/31/93                  $10,236                                   $10,711                 $10,190
1/31/94                   $10,318                                   $10,833                 $10,217
2/28/94                   $10,140                                   $10,553                 $10,252
3/31/94                    $9,779                                   $10,123                 $10,287
4/30/94                    $9,788                                   $10,209                 $10,301
5/31/94                    $9,871                                   $10,298                 $10,308
6/30/94                    $9,829                                   $10,235                 $10,343
7/31/94                    $9,992                                   $10,423                 $10,371
8/31/94                   $10,023                                   $10,459                 $10,413
9/30/94                    $9,936                                   $10,305                 $10,441
10/31/94                   $9,785                                   $10,122                 $10,448
11/30/94                   $9,557                                    $9,939                 $10,462
12/31/94                   $9,744                                   $10,157                 $10,462
1/31/95                   $10,025                                   $10,448                 $10,504
2/28/95                   $10,258                                   $10,752                 $10,546
3/31/95                   $10,313                                   $10,875                 $10,580
4/30/95                   $10,341                                   $10,889                 $10,615
5/31/95                   $10,591                                   $11,236                 $10,636
6/30/95                   $10,521                                   $11,138                 $10,658
7/31/95                   $10,593                                   $11,244                 $10,658
8/31/95                   $10,690                                   $11,387                 $10,685
9/30/95                   $10,768                                   $11,458                 $10,707
10/31/95                  $10,908                                   $11,625                 $10,742
11/30/95                  $11,069                                   $11,818                 $10,735
12/31/95                  $11,167                                   $11,931                 $10,727
1/31/96                   $11,212                                   $12,022                 $10,790
2/29/96                   $11,157                                   $11,940                 $10,825
3/31/96                   $11,061                                   $11,787                 $10,881
4/30/96                   $11,046                                   $11,754                 $10,924
5/31/96                   $11,083                                   $11,749                 $10,944
6/30/96                   $11,194                                   $11,877                 $10,951
7/31/96                   $11,280                                   $11,984                 $10,972
8/31/96                   $11,313                                   $11,982                 $10,993
9/30/96                   $11,449                                   $12,150                 $11,028
10/31/96                  $11,559                                   $12,287                 $11,063
11/30/96                  $11,734                                   $12,512                 $11,084
12/31/96                  $11,708                                   $12,459                 $11,084
1/31/97                   $11,726                                   $12,483                 $11,120
2/28/97                   $11,822                                   $12,598                 $11,154
3/31/97                   $11,724                                   $12,430                 $11,182
4/30/97                   $11,798                                   $12,535                 $11,195
5/31/97                   $11,932                                   $12,724                 $11,189
6/30/97                   $12,065                                   $12,860                 $11,202
7/31/97                   $12,333                                   $13,216                 $11,216
8/31/97                   $12,260                                   $13,092                 $11,237
9/30/97                   $12,403                                   $13,248                 $11,265
10/31/97                  $12,486                                   $13,333                 $11,293
11/30/97                  $12,561                                   $13,411                 $11,286
12/31/97                  $12,741                                   $13,607                 $11,273
1/31/98                   $12,833                                   $13,747                 $11,294
2/28/98                   $12,825                                   $13,751                 $11,316
3/31/98                   $12,853                                   $13,764                 $11,337
4/30/98                   $12,819                                   $13,702                 $11,358
5/31/98                   $12,986                                   $13,918                 $11,378
6/30/98                   $13,031                                   $13,973                 $11,392
7/31/98                   $13,050                                   $14,008                 $11,405
8/31/98                   $13,222                                   $14,225                 $11,419
9/30/98                   $13,367                                   $14,402                 $11,433
10/31/98                  $13,337                                   $14,402                 $11,460
11/30/98                  $13,385                                   $14,453                 $11,460
12/31/98                  $13,428                                   $14,489                 $11,453
1/31/99                   $13,543                                   $14,661                 $11,481
2/28/99                   $13,495                                   $14,597                 $11,495
3/31/99                   $13,537                                   $14,617                 $11,529
4/30/99                   $13,569                                   $14,654                 $11,613
5/31/99                   $13,493                                   $14,569                 $11,613
6/30/99                   $13,319                                   $14,359                 $11,613
7/31/99                   $13,315                                   $14,411                 $11,648
8/31/99                   $13,139                                   $14,296                 $11,676
9/30/99                   $13,123                                   $14,301                 $11,732
10/31/99                  $12,916                                   $14,147                 $11,753
11/30/99                  $13,029                                   $14,297                 $11,760
12/31/99                  $12,907                                   $14,190                 $11,760
1/31/00                   $12,795                                   $14,127                 $11,795
2/29/00                   $12,963                                   $14,291                 $11,865
3/31/00                   $13,279                                   $14,603                 $11,962
4/30/00                   $13,190                                   $14,516                 $11,970
5/31/00                   $13,108                                   $14,441                 $11,984
6/30/00                   $13,442                                   $14,824                 $12,046
7/31/00                   $13,619                                   $15,030                 $12,074
8/31/00                   $13,831                                   $15,261                 $12,074
9/30/00                   $13,762                                   $15,182                 $12,137
10/31/00                  $13,927                                   $15,347                 $12,157
11/30/00                  $14,076                                   $15,464                 $12,165
12/31/00                  $14,417                                   $15,846                 $12,157
1/31/01                   $14,480                                   $16,003                 $12,234
2/28/01                   $14,526                                   $16,054                 $12,283
3/31/01                   $14,644                                   $16,198                 $12,311
4/30/01                   $14,499                                   $16,023                 $12,360
5/31/01                   $14,653                                   $16,196                 $12,416
6/30/01                   $14,738                                   $16,305                 $12,437
7/31/01                   $14,990                                   $16,546                 $12,402
8/31/01                   $15,212                                   $16,819                 $12,402
9/30/01                   $15,149                                   $16,762                 $12,458
10/31/01                  $15,392                                   $16,962                 $12,416
11/30/01                  $15,292                                   $16,819                 $12,395
12/31/01                  $15,125                                   $16,659                 $12,346
1/31/02                   $15,335                                   $16,948                 $12,375
2/28/02                   $15,505                                   $17,151                 $12,424
3/31/02                   $15,254                                   $16,815                 $12,494
4/30/02                   $15,515                                   $17,143                 $12,564
5/31/02                   $15,579                                   $17,247                 $12,564
6/30/02                   $15,734                                   $17,430                 $12,571
7/31/02                   $15,915                                   $17,655                 $12,585
8/31/02                   $16,046                                   $17,867                 $12,627
9/30/02                   $16,376                                   $18,258                 $12,648
10/31/02                  $16,119                                   $17,955                 $12,670
11/30/02                  $16,069                                   $17,880                 $12,670
12/31/02                  $16,378                                   $18,257                 $12,642
1/31/03                   $16,344                                   $18,211                 $12,697
2/28/03                   $16,506                                   $18,466                 $12,795


CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Louisiana Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Louisiana Tax-Free Income Fund      Lehman Brothers Municipal Bond Index 7           CPI 7
5/1/95                     $9,901                                        $10,000                     $10,000
5/31/95                   $10,144                                        $10,319                     $10,020
6/30/95                   $10,080                                        $10,229                     $10,040
7/31/95                   $10,160                                        $10,326                     $10,040
8/31/95                   $10,249                                        $10,458                     $10,066
9/30/95                   $10,309                                        $10,523                     $10,086
10/31/95                  $10,446                                        $10,676                     $10,120
11/30/95                  $10,594                                        $10,853                     $10,112
12/31/95                  $10,691                                        $10,957                     $10,105
1/31/96                   $10,728                                        $11,041                     $10,165
2/29/96                   $10,671                                        $10,966                     $10,198
3/31/96                   $10,565                                        $10,825                     $10,251
4/30/96                   $10,554                                        $10,795                     $10,291
5/31/96                   $10,584                                        $10,791                     $10,310
6/30/96                   $10,675                                        $10,908                     $10,316
7/31/96                   $10,761                                        $11,006                     $10,336
8/31/96                   $10,788                                        $11,004                     $10,356
9/30/96                   $10,912                                        $11,158                     $10,389
10/31/96                  $11,009                                        $11,284                     $10,422
11/30/96                  $11,170                                        $11,491                     $10,442
12/31/96                  $11,139                                        $11,443                     $10,442
1/31/97                   $11,158                                        $11,464                     $10,475
2/28/97                   $11,233                                        $11,570                     $10,508
3/31/97                   $11,144                                        $11,416                     $10,534
4/30/97                   $11,208                                        $11,512                     $10,547
5/31/97                   $11,340                                        $11,686                     $10,540
6/30/97                   $11,450                                        $11,811                     $10,553
7/31/97                   $11,708                                        $12,138                     $10,565
8/31/97                   $11,636                                        $12,024                     $10,586
9/30/97                   $11,756                                        $12,167                     $10,612
10/31/97                  $11,829                                        $12,245                     $10,639
11/30/97                  $11,895                                        $12,317                     $10,632
12/31/97                  $12,058                                        $12,497                     $10,619
1/31/98                   $12,139                                        $12,626                     $10,640
2/28/98                   $12,136                                        $12,629                     $10,660
3/31/98                   $12,146                                        $12,641                     $10,680
4/30/98                   $12,108                                        $12,584                     $10,699
5/31/98                   $12,270                                        $12,783                     $10,719
6/30/98                   $12,307                                        $12,832                     $10,731
7/31/98                   $12,318                                        $12,865                     $10,744
8/31/98                   $12,473                                        $13,064                     $10,757
9/30/98                   $12,593                                        $13,227                     $10,770
10/31/98                  $12,571                                        $13,227                     $10,796
11/30/98                  $12,610                                        $13,274                     $10,796
12/31/98                  $12,634                                        $13,307                     $10,789
1/31/99                   $12,747                                        $13,465                     $10,815
2/28/99                   $12,696                                        $13,406                     $10,828
3/31/99                   $12,739                                        $13,425                     $10,861
4/30/99                   $12,753                                        $13,458                     $10,940
5/31/99                   $12,677                                        $13,380                     $10,940
6/30/99                   $12,507                                        $13,187                     $10,940
7/31/99                   $12,497                                        $13,235                     $10,973
8/31/99                   $12,327                                        $13,129                     $10,999
9/30/99                   $12,307                                        $13,134                     $11,052
10/31/99                  $12,109                                        $12,992                     $11,072
11/30/99                  $12,208                                        $13,130                     $11,079
12/31/99                  $12,090                                        $13,032                     $11,079
1/31/00                   $11,981                                        $12,974                     $11,112
2/29/00                   $12,132                                        $13,125                     $11,177
3/31/00                   $12,421                                        $13,411                     $11,269
4/30/00                   $12,333                                        $13,332                     $11,276
5/31/00                   $12,250                                        $13,263                     $11,289
6/30/00                   $12,555                                        $13,614                     $11,348
7/31/00                   $12,712                                        $13,803                     $11,374
8/31/00                   $12,915                                        $14,016                     $11,374
9/30/00                   $12,834                                        $13,943                     $11,433
10/31/00                  $12,982                                        $14,095                     $11,453
11/30/00                  $13,114                                        $14,202                     $11,460
12/31/00                  $13,435                                        $14,553                     $11,453
1/31/01                   $13,488                                        $14,697                     $11,525
2/28/01                   $13,524                                        $14,744                     $11,571
3/31/01                   $13,626                                        $14,877                     $11,598
4/30/01                   $13,485                                        $14,716                     $11,644
5/31/01                   $13,622                                        $14,875                     $11,696
6/30/01                   $13,706                                        $14,974                     $11,716
7/31/01                   $13,920                                        $15,196                     $11,683
8/31/01                   $14,130                                        $15,447                     $11,683
9/30/01                   $14,055                                        $15,394                     $11,736
10/31/01                  $14,272                                        $15,578                     $11,696
11/30/01                  $14,184                                        $15,447                     $11,676
12/31/01                  $14,013                                        $15,300                     $11,631
1/31/02                   $14,199                                        $15,565                     $11,657
2/28/02                   $14,361                                        $15,751                     $11,704
3/31/02                   $14,123                                        $15,443                     $11,770
4/30/02                   $14,354                                        $15,744                     $11,836
5/31/02                   $14,406                                        $15,840                     $11,836
6/30/02                   $14,541                                        $16,008                     $11,843
7/31/02                   $14,700                                        $16,214                     $11,856
8/31/02                   $14,813                                        $16,409                     $11,895
9/30/02                   $15,108                                        $16,768                     $11,915
10/31/02                  $14,866                                        $16,490                     $11,935
11/30/02                  $14,826                                        $16,421                     $11,935
12/31/02                  $15,088                                        $16,767                     $11,909
1/31/03                   $15,063                                        $16,725                     $11,961
2/28/03                   $15,210                                        $16,959                     $12,054

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN MARYLAND TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MARYLAND TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MARYLAND STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MARYLAND MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE 2
[GRAPHIC OMITTED]
Maryland's economic base is substantial and diverse, with a mature infrastructure and a well-educated and productive labor force. Economic weakness hit Maryland later than other states and has restrained employment growth, although less severely, as other states showed signs of recovery. State employment in 2002 fell 0.7%, led by declines in the manufacturing, business services and telecommunications sectors. Employment growth averaged 2.5% annually between 1997 and 2000 and is projected to resume its positive trend with 1.2% growth in fiscal year 2004. At period-end, per-capita personal income levels were the nation's fifth highest, measuring 113% of the national average, and per-capita household income was 122% of the national average. The state's debt levels were relatively low at $873 per capita.

Steady economic expansion through fiscal year 2001 enabled Maryland to build up its reserves while maintaining prudent budgetary and debt management policies. As the economy and revenues weakened, the state used its reserves to balance operations. Fiscal year 2002 ended with an $839.8 million reduction in general fund reserves. The state expects its structural imbalance, reflected in the use of one-time revenues, to peak in fiscal year 2003 before declining in 2004 with the implementation of almost $400 million of new revenue generated from video lotteries. For fiscal year 2003, the governor identified a $534 million budget shortfall, mostly the result of projected weaker income tax collections. Eliminating the shortfall involved expenditure



CREDIT QUALITY BREAKDOWN*
Franklin Maryland Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 50.7%
AA - 24.0%
A - 15.6%
BBB - 9.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments affecting an issuer than a fund with broader diversification.
2. Source: Standard & Poor's, RATINGSDIRECT, 2/18/03.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 91.

reductions, fund balance transfers and other smaller actions. The governor's proposed fiscal year 2004 budget is balanced.

Looking forward, Maryland's credit outlook is stable, reflecting the state's diversified economy. Standard & Poor's, an independent credit rating agency, assigned the state's general obligation debt its highest AAA rating, reflecting historically sound financial management and performance, and expectations for elimination of structural imbalance through revenue and expenditure initiatives. 3


PORTFOLIO NOTES
Overall, municipal bonds performed well for the year ended February 28, 2003, despite very strong municipal bond issuance nationally. Because municipal bond yields generally fell during the reporting period, and bond prices rise when yields fall, Franklin Maryland Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.78 on February 28, 2003.

We focused primarily on remaining fully invested during the period under review, as the interest rate spread between short-term variable rate securities and long-term bonds remained relatively wide. Overall, bond activity in Maryland was light due to the state's relatively low level of new issuance. As a result, Maryland bond issues tended to trade at lower yields than bonds trading nationally. Purchases during the Fund's fiscal year included Baltimore Metropolitan District, Puerto Rico GO, Prince Georges County GO, and Maryland Health and Education for John Hopkins University bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.






PORTFOLIO BREAKDOWN
Franklin Maryland
Tax-Free Income Fund
2/28/03

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
--------------------------------

Hospital & Health Care 22.9%

General Obligation     14.6%

Prerefunded            13.4%

Utilities              12.1%

Housing                11.6%

Higher Education       10.9%

Transportation          6.6%

Subject to Government
Appropriations          6.0%

Tax-Supported           1.4%

Corporate-Backed        0.5%



3. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Maryland Tax-Free Income Fund
3/1/02-2/28/03

                                                         DIVIDEND PER SHARE
                                                   ----------------------------
MONTH                                                  CLASS A      CLASS C
-------------------------------------------------------------------------------
March                                                 4.52 cents   3.98 cents

April                                                 4.52 cents   3.98 cents

May                                                   4.52 cents   3.98 cents

June                                                  4.57 cents   4.02 cents

July                                                  4.57 cents   4.02 cents

August                                                4.57 cents   4.02 cents

September                                             4.57 cents   4.04 cents

October                                               4.57 cents   4.04 cents

November                                              4.57 cents   4.04 cents

December                                              4.48 cents   3.95 cents

January                                               4.48 cents   3.95 cents

February                                              4.48 cents   3.95 cents
-------------------------------------------------------------------------------
TOTAL                                                54.42 CENTS  47.97 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 44 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.37%, based on an annualization of the current 4.48 cent ($0.0448) per share dividend and the maximum offering price of $12.30 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Maryland state and local personal income tax bracket of 43.46% would need to earn 7.73% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Maryland Tax-Free Income Fund. With our long-term, income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of tax-free income distributions and total return over longer investment horizons, which we recommend for our shareholders. Over time, income will ultimately drive total returns for fixed income investments. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MARYLAND
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.






PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.26        $11.78     $11.52

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5442

CLASS C                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.27        $11.90     $11.63

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4797


PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +7.16%   +30.26%  +77.55%
Average Annual Total Return 2                        +2.62%    +4.51%   +5.45%
Avg. Ann. Total Return (3/31/03) 3                   +4.54%    +4.50%   +5.50%

Distribution Rate 4                      4.37%
Taxable Equivalent Distribution Rate 5   7.73%
30-Day Standardized Yield 6              3.43%
Taxable Equivalent Yield 5               6.07%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.59%   +26.87%  +55.99%
Average Annual Total Return 2                        +4.51%    +4.66%   +5.70%
Avg. Ann. Total Return (3/31/03) 3                   +6.46%    +4.63%   +5.65%

Distribution Rate 4                      3.94%
Taxable Equivalent Distribution Rate 5   6.97%
30-Day Standardized Yield 6              3.02%
Taxable Equivalent Yield 5               5.34%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Maryland state and local personal income tax bracket of 43.46%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.





--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Maryland Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Maryland Tax-Free Income Fund       Lehman Brothers Municipal Bond Index 7         CPI 7
3/1/93                    $9,575                                        $10,000                     $10,000
3/31/93                   $9,536                                         $9,894                     $10,035
4/30/93                   $9,619                                         $9,994                     $10,063
5/31/93                   $9,654                                        $10,050                     $10,077
6/30/93                   $9,832                                        $10,218                     $10,091
7/31/93                   $9,859                                        $10,231                     $10,091
8/31/93                  $10,020                                        $10,444                     $10,120
9/30/93                  $10,076                                        $10,563                     $10,141
10/31/93                 $10,120                                        $10,583                     $10,182
11/30/93                 $10,086                                        $10,490                     $10,190
12/31/93                 $10,312                                        $10,711                     $10,190
1/31/94                  $10,403                                        $10,833                     $10,217
2/28/94                  $10,209                                        $10,553                     $10,252
3/31/94                   $9,819                                        $10,123                     $10,287
4/30/94                   $9,827                                        $10,209                     $10,301
5/31/94                   $9,920                                        $10,298                     $10,308
6/30/94                   $9,875                                        $10,235                     $10,343
7/31/94                  $10,049                                        $10,423                     $10,371
8/31/94                  $10,088                                        $10,459                     $10,413
9/30/94                   $9,961                                        $10,305                     $10,441
10/31/94                  $9,768                                        $10,122                     $10,448
11/30/94                  $9,532                                         $9,939                     $10,462
12/31/94                  $9,787                                        $10,157                     $10,462
1/31/95                  $10,092                                        $10,448                     $10,504
2/28/95                  $10,395                                        $10,752                     $10,546
3/31/95                  $10,497                                        $10,875                     $10,580
4/30/95                  $10,504                                        $10,889                     $10,615
5/31/95                  $10,787                                        $11,236                     $10,636
6/30/95                  $10,704                                        $11,138                     $10,658
7/31/95                  $10,852                                        $11,244                     $10,658
8/31/95                  $10,980                                        $11,387                     $10,685
9/30/95                  $11,068                                        $11,458                     $10,707
10/31/95                 $11,200                                        $11,625                     $10,742
11/30/95                 $11,371                                        $11,818                     $10,735
12/31/95                 $11,479                                        $11,931                     $10,727
1/31/96                  $11,523                                        $12,022                     $10,790
2/29/96                  $11,455                                        $11,940                     $10,825
3/31/96                  $11,324                                        $11,787                     $10,881
4/30/96                  $11,316                                        $11,754                     $10,924
5/31/96                  $11,322                                        $11,749                     $10,944
6/30/96                  $11,433                                        $11,877                     $10,951
7/31/96                  $11,529                                        $11,984                     $10,972
8/31/96                  $11,520                                        $11,982                     $10,993
9/30/96                  $11,687                                        $12,150                     $11,028
10/31/96                 $11,797                                        $12,287                     $11,063
11/30/96                 $11,984                                        $12,512                     $11,084
12/31/96                 $11,935                                        $12,459                     $11,084
1/31/97                  $11,951                                        $12,483                     $11,120
2/28/97                  $12,057                                        $12,598                     $11,154
3/31/97                  $11,912                                        $12,430                     $11,182
4/30/97                  $12,007                                        $12,535                     $11,195
5/31/97                  $12,161                                        $12,724                     $11,189
6/30/97                  $12,281                                        $12,860                     $11,202
7/31/97                  $12,581                                        $13,216                     $11,216
8/31/97                  $12,492                                        $13,092                     $11,237
9/30/97                  $12,635                                        $13,248                     $11,265
10/31/97                 $12,704                                        $13,333                     $11,293
11/30/97                 $12,788                                        $13,411                     $11,286
12/31/97                 $12,954                                        $13,607                     $11,273
1/31/98                  $13,054                                        $13,747                     $11,294
2/28/98                  $13,053                                        $13,751                     $11,316
3/31/98                  $13,077                                        $13,764                     $11,337
4/30/98                  $13,062                                        $13,702                     $11,358
5/31/98                  $13,241                                        $13,918                     $11,378
6/30/98                  $13,299                                        $13,973                     $11,392
7/31/98                  $13,337                                        $14,008                     $11,405
8/31/98                  $13,510                                        $14,225                     $11,419
9/30/98                  $13,643                                        $14,402                     $11,433
10/31/98                 $13,657                                        $14,402                     $11,460
11/30/98                 $13,691                                        $14,453                     $11,460
12/31/98                 $13,718                                        $14,489                     $11,453
1/31/99                  $13,832                                        $14,661                     $11,481
2/28/99                  $13,792                                        $14,597                     $11,495
3/31/99                  $13,818                                        $14,617                     $11,529
4/30/99                  $13,872                                        $14,654                     $11,613
5/31/99                  $13,804                                        $14,569                     $11,613
6/30/99                  $13,611                                        $14,359                     $11,613
7/31/99                  $13,640                                        $14,411                     $11,648
8/31/99                  $13,432                                        $14,296                     $11,676
9/30/99                  $13,401                                        $14,301                     $11,732
10/31/99                 $13,187                                        $14,147                     $11,753
11/30/99                 $13,323                                        $14,297                     $11,760
12/31/99                 $13,196                                        $14,190                     $11,760
1/31/00                  $13,104                                        $14,127                     $11,795
2/29/00                  $13,258                                        $14,291                     $11,865
3/31/00                  $13,565                                        $14,603                     $11,962
4/30/00                  $13,521                                        $14,516                     $11,970
5/31/00                  $13,410                                        $14,441                     $11,984
6/30/00                  $13,747                                        $14,824                     $12,046
7/31/00                  $13,962                                        $15,030                     $12,074
8/31/00                  $14,200                                        $15,261                     $12,074
9/30/00                  $14,153                                        $15,182                     $12,137
10/31/00                 $14,294                                        $15,347                     $12,157
11/30/00                 $14,416                                        $15,464                     $12,165
12/31/00                 $14,734                                        $15,846                     $12,157
1/31/01                  $14,823                                        $16,003                     $12,234
2/28/01                  $14,908                                        $16,054                     $12,283
3/31/01                  $15,012                                        $16,198                     $12,311
4/30/01                  $14,891                                        $16,023                     $12,360
5/31/01                  $15,019                                        $16,196                     $12,416
6/30/01                  $15,143                                        $16,305                     $12,437
7/31/01                  $15,357                                        $16,546                     $12,402
8/31/01                  $15,593                                        $16,819                     $12,402
9/30/01                  $15,544                                        $16,762                     $12,458
10/31/01                 $15,733                                        $16,962                     $12,416
11/30/01                 $15,629                                        $16,819                     $12,395
12/31/01                 $15,487                                        $16,659                     $12,346
1/31/02                  $15,698                                        $16,948                     $12,375
2/28/02                  $15,869                                        $17,151                     $12,424
3/31/02                  $15,599                                        $16,815                     $12,494
4/30/02                  $15,847                                        $17,143                     $12,564
5/31/02                  $16,007                                        $17,247                     $12,564
6/30/02                  $16,135                                        $17,430                     $12,571
7/31/02                  $16,332                                        $17,655                     $12,585
8/31/02                  $16,492                                        $17,867                     $12,627
9/30/02                  $16,810                                        $18,258                     $12,648
10/31/02                 $16,536                                        $17,955                     $12,670
11/30/02                 $16,498                                        $17,880                     $12,670
12/31/02                 $16,809                                        $18,257                     $12,642
1/31/03                  $16,815                                        $18,211                     $12,697
2/28/03                  $17,001                                        $18,466                     $12,795


CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Maryland Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Maryland Tax-Free Income Fund   Lehman Brothers Municipal Bond Index 7  CPI 7
5/1/95                          $9,900                             $10,000               $10,000
5/31/95                        $10,178                             $10,319               $10,020
6/30/95                        $10,094                             $10,229               $10,040
7/31/95                        $10,237                             $10,326               $10,040
8/31/95                        $10,352                             $10,458               $10,066
9/30/95                        $10,420                             $10,523               $10,086
10/31/95                       $10,557                             $10,676               $10,120
11/30/95                       $10,712                             $10,853               $10,112
12/31/95                       $10,808                             $10,957               $10,105
1/31/96                        $10,852                             $11,041               $10,165
2/29/96                        $10,797                             $10,966               $10,198
3/31/96                        $10,679                             $10,825               $10,251
4/30/96                        $10,657                             $10,795               $10,291
5/31/96                        $10,665                             $10,791               $10,310
6/30/96                        $10,755                             $10,908               $10,316
7/31/96                        $10,839                             $11,006               $10,336
8/31/96                        $10,835                             $11,004               $10,356
9/30/96                        $10,977                             $11,158               $10,389
10/31/96                       $11,083                             $11,284               $10,422
11/30/96                       $11,244                             $11,491               $10,442
12/31/96                       $11,202                             $11,443               $10,442
1/31/97                        $11,210                             $11,464               $10,475
2/28/97                        $11,303                             $11,570               $10,508
3/31/97                        $11,162                             $11,416               $10,534
4/30/97                        $11,244                             $11,512               $10,547
5/31/97                        $11,394                             $11,686               $10,540
6/30/97                        $11,500                             $11,811               $10,553
7/31/97                        $11,775                             $12,138               $10,565
8/31/97                        $11,686                             $12,024               $10,586
9/30/97                        $11,813                             $12,167               $10,612
10/31/97                       $11,872                             $12,245               $10,639
11/30/97                       $11,944                             $12,317               $10,632
12/31/97                       $12,103                             $12,497               $10,619
1/31/98                        $12,179                             $12,626               $10,640
2/28/98                        $12,172                             $12,629               $10,660
3/31/98                        $12,200                             $12,641               $10,680
4/30/98                        $12,169                             $12,584               $10,699
5/31/98                        $12,340                             $12,783               $10,719
6/30/98                        $12,388                             $12,832               $10,731
7/31/98                        $12,418                             $12,865               $10,744
8/31/98                        $12,570                             $13,064               $10,757
9/30/98                        $12,688                             $13,227               $10,770
10/31/98                       $12,695                             $13,227               $10,796
11/30/98                       $12,720                             $13,274               $10,796
12/31/98                       $12,741                             $13,307               $10,789
1/31/99                        $12,840                             $13,465               $10,815
2/28/99                        $12,796                             $13,406               $10,828
3/31/99                        $12,824                             $13,425               $10,861
4/30/99                        $12,857                             $13,458               $10,940
5/31/99                        $12,788                             $13,380               $10,940
6/30/99                        $12,605                             $13,187               $10,940
7/31/99                        $12,626                             $13,235               $10,973
8/31/99                        $12,430                             $13,129               $10,999
9/30/99                        $12,395                             $13,134               $11,052
10/31/99                       $12,193                             $12,992               $11,072
11/30/99                       $12,311                             $13,130               $11,079
12/31/99                       $12,190                             $13,032               $11,079
1/31/00                        $12,101                             $12,974               $11,112
2/29/00                        $12,237                             $13,125               $11,177
3/31/00                        $12,524                             $13,411               $11,269
4/30/00                        $12,467                             $13,332               $11,276
5/31/00                        $12,371                             $13,263               $11,289
6/30/00                        $12,673                             $13,614               $11,348
7/31/00                        $12,852                             $13,803               $11,374
8/31/00                        $13,065                             $14,016               $11,374
9/30/00                        $13,017                             $13,943               $11,433
10/31/00                       $13,151                             $14,095               $11,453
11/30/00                       $13,257                             $14,202               $11,460
12/31/00                       $13,540                             $14,553               $11,453
1/31/01                        $13,614                             $14,697               $11,525
2/28/01                        $13,685                             $14,744               $11,571
3/31/01                        $13,785                             $14,877               $11,598
4/30/01                        $13,655                             $14,716               $11,644
5/31/01                        $13,777                             $14,875               $11,696
6/30/01                        $13,884                             $14,974               $11,716
7/31/01                        $14,072                             $15,196               $11,683
8/31/01                        $14,280                             $15,447               $11,683
9/30/01                        $14,229                             $15,394               $11,736
10/31/01                       $14,394                             $15,578               $11,696
11/30/01                       $14,294                             $15,447               $11,676
12/31/01                       $14,159                             $15,300               $11,631
1/31/02                        $14,343                             $15,565               $11,657
2/28/02                        $14,490                             $15,751               $11,704
3/31/02                        $14,240                             $15,443               $11,770
4/30/02                        $14,456                             $15,744               $11,836
5/31/02                        $14,595                             $15,840               $11,836
6/30/02                        $14,718                             $16,008               $11,843
7/31/02                        $14,875                             $16,214               $11,856
8/31/02                        $15,025                             $16,409               $11,895
9/30/02                        $15,306                             $16,768               $11,915
10/31/02                       $15,052                             $16,490               $11,935
11/30/02                       $15,011                             $16,421               $11,935
12/31/02                       $15,283                             $16,767               $11,909
1/31/03                        $15,282                             $16,725               $11,961
2/28/03                        $15,443                             $16,959               $12,054

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN MISSOURI TAX-FREE INCOME FUND




CREDIT QUALITY BREAKDOWN*
Franklin Missouri Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 56.3%
AA - 17.4%
A - 14.9%
BBB - 10.6%
Below Investment Grade - 0.8%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN MISSOURI TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MISSOURI STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MISSOURI MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------



STATE UPDATE
[GRAPHIC OMITTED]
As in other Midwestern states, Missouri's economic growth has slowed significantly, primarily due to a contracting manufacturing base. In the past few years, the state offset such losses with steady growth in other industries, particularly the trade, services, transportation and communications sectors. However, growth in these industries has softened over the past couple of years, leaving Missouri without much new job growth in the non-manufacturing sectors and relatively flat overall employment growth from 2000 through 2002. Unemployment rates have increased significantly from the historically low 3.4% reached in 1999, climbing to 5.1% in January 2003. 2, 3 On the other hand, the state's personal income growth has remained favorable.

Faced with falling revenue collections, Missouri acted promptly to address expected shortfalls for fiscal year 2002 through various spending cuts; however, revenues continued to weaken as a result of the national economic slowdown. The fiscal year 2003 budget, slightly smaller than the one enacted for fiscal year 2002, addressed expected revenue shortfalls with further spending cuts and various revenue enhancers. Missouri's effective management controls have traditionally enabled the state to maintain sound financial operations through economic cycles and to build up reserve levels over the past several years. Debt levels remained relatively low, with debt per capita of $347 compared with the $573 national median. 2



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Moody's Investors Service, MISSOURI (STATE OF), 9/23/02.
3. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 95.

Moody's Investors Service, an independent credit rating agency, assigned Missouri the highest AAA rating, based on its tradition of well-managed financial operations. 4 Although the slowing economy may temper revenue collections in the near future, the state remains well positioned given its reserves and conservative fiscal management.


PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Missouri Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $12.00 on February 28, 2002, to $12.23 on February 28, 2003. The Fund also performed well on an income-only basis for the same period.

Fixed income markets experienced a fair amount of volatility during the Fund's fiscal year. In particular, the tax-exempt municipal bond market contended with declining state and local revenues and the possibility that stock dividends would become tax-exempt. Overall, however, the struggling national economy and troubled stock markets led investors to seek the perceived safety of tax-free investments. Thus, fixed income investments generally performed better than equities, and municipal bond funds enjoyed net inflows while equity funds suffered net outflows.

Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps and expedite needed capital improvements and to refinance outstanding debt. Although we expect a large amount of municipal debt to be issued in 2003 for the same reasons as in 2002, we believe issuance should be lower because many issues were already refunded.

We focused primarily on remaining fully invested during the period under review. Notable purchases included Bi-State Development Agency Missouri Illinois, Missouri State Highways and Transportation Commission State Road Revenue, Jackson County Reorganized School District No. 7 GO, and Cape Girardeau County IDA Health Care Facilities Revenue for St. Francis Medical Center bonds.






PORTFOLIO BREAKDOWN
Franklin Missouri
Tax-Free Income Fund
2/28/03

                   % OF TOTAL
                    LONG-TERM
                   INVESTMENTS
-------------------------------

Hospital & Health Care 22.7%

Transportation         13.8%

Higher Education       11.4%

Subject to Government
Appropriations          8.8%

Prerefunded             8.0%

Utilities               8.0%

Other Revenue           6.8%

Housing                 6.7%

Tax-Supported           5.1%

General Obligation      4.9%

Corporate-Backed        3.8%



4. This does not indicate Moody's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Missouri Tax-Free Income Fund
3/1/02-2/28/03

                                                          DIVIDEND PER SHARE
                                                    ----------------------------
MONTH                                                    CLASS A      CLASS C
--------------------------------------------------------------------------------

March                                                   4.85 cents   4.27 cents

April                                                   4.85 cents   4.27 cents

May                                                     4.85 cents   4.27 cents

June                                                    4.85 cents   4.33 cents

July                                                    4.85 cents   4.33 cents

August                                                  4.85 cents   4.33 cents

September                                               4.75 cents   4.21 cents

October                                                 4.75 cents   4.21 cents

November                                                4.75 cents   4.21 cents

December                                                4.75 cents   4.21 cents

January                                                 4.75 cents   4.21 cents

February                                                4.75 cents   4.21 cents
--------------------------------------------------------------------------------
TOTAL                                                  57.60 CENTS  51.06 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 50 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.40%, based on an annualization of the current 4.68 cent ($0.0468) per share dividend and the maximum offering price of $12.77 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Missouri state personal income tax bracket of 42.28% would need to earn 7.62% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about municipal bonds and Franklin Missouri Tax-Free Income Fund. We believe continuing concerns over a war in Iraq may contribute to ongoing equity market volatility, and we would expect fixed income securities to outperform as investors seek a "safe haven" in the bond markets. Going forward, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN MISSOURI
TAX-FREE INCOME FUND




PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.






PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23        $12.23     $12.00
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                                $0.5760

CLASS C                                        CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23        $12.29     $12.06
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                                $0.5106


PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.90%   +29.18%  +78.64%
Average Annual Total Return 2                        +2.38%    +4.35%   +5.52%
Avg. Ann. Total Return (3/31/03) 3                   +4.55%    +4.34%   +5.54%

Distribution Rate 4                      4.40%
Taxable Equivalent Distribution Rate 5   7.62%
30-Day Standardized Yield 6              3.67%
Taxable Equivalent Yield 5               6.36%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.29%   +25.75%  +55.32%
Average Annual Total Return 2                        +4.26%    +4.49%   +5.64%
Avg. Ann. Total Return (3/31/03) 3                   +6.48%    +4.48%   +5.58%

Distribution Rate 4                      4.00%
Taxable Equivalent Distribution Rate 5   6.94%
30-Day Standardized Yield 6              3.26%
Taxable Equivalent Yield 5               5.65%



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Missouri state personal income tax bracket of 42.28%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Missouri Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date    Franklin Missouri Tax-Free Income Fund   Lehman Brothers Municipal Bond Index 7    CPI 7
3/1/93                   $9,576                                   $10,000                 $10,000
3/31/93                  $9,557                                    $9,894                 $10,035
4/30/93                  $9,622                                    $9,994                 $10,063
5/31/93                  $9,674                                   $10,050                 $10,077
6/30/93                  $9,846                                   $10,218                 $10,091
7/31/93                  $9,892                                   $10,231                 $10,091
8/31/93                 $10,083                                   $10,444                 $10,120
9/30/93                 $10,223                                   $10,563                 $10,141
10/31/93                $10,242                                   $10,583                 $10,182
11/30/93                $10,186                                   $10,490                 $10,190
12/31/93                $10,432                                   $10,711                 $10,190
1/31/94                 $10,531                                   $10,833                 $10,217
2/28/94                 $10,297                                   $10,553                 $10,252
3/31/94                  $9,927                                   $10,123                 $10,287
4/30/94                  $9,954                                   $10,209                 $10,301
5/31/94                 $10,038                                   $10,298                 $10,308
6/30/94                  $9,999                                   $10,235                 $10,343
7/31/94                 $10,152                                   $10,423                 $10,371
8/31/94                 $10,192                                   $10,459                 $10,413
9/30/94                 $10,055                                   $10,305                 $10,441
10/31/94                 $9,889                                   $10,122                 $10,448
11/30/94                 $9,692                                    $9,939                 $10,462
12/31/94                 $9,901                                   $10,157                 $10,462
1/31/95                 $10,186                                   $10,448                 $10,504
2/28/95                 $10,449                                   $10,752                 $10,546
3/31/95                 $10,539                                   $10,875                 $10,580
4/30/95                 $10,575                                   $10,889                 $10,615
5/31/95                 $10,856                                   $11,236                 $10,636
6/30/95                 $10,796                                   $11,138                 $10,658
7/31/95                 $10,855                                   $11,244                 $10,658
8/31/95                 $10,969                                   $11,387                 $10,685
9/30/95                 $11,016                                   $11,458                 $10,707
10/31/95                $11,153                                   $11,625                 $10,742
11/30/95                $11,329                                   $11,818                 $10,735
12/31/95                $11,454                                   $11,931                 $10,727
1/31/96                 $11,565                                   $12,022                 $10,790
2/29/96                 $11,521                                   $11,940                 $10,825
3/31/96                 $11,378                                   $11,787                 $10,881
4/30/96                 $11,353                                   $11,754                 $10,924
5/31/96                 $11,351                                   $11,749                 $10,944
6/30/96                 $11,469                                   $11,877                 $10,951
7/31/96                 $11,552                                   $11,984                 $10,972
8/31/96                 $11,574                                   $11,982                 $10,993
9/30/96                 $11,736                                   $12,150                 $11,028
10/31/96                $11,854                                   $12,287                 $11,063
11/30/96                $12,026                                   $12,512                 $11,084
12/31/96                $11,993                                   $12,459                 $11,084
1/31/97                 $12,010                                   $12,483                 $11,120
2/28/97                 $12,105                                   $12,598                 $11,154
3/31/97                 $11,989                                   $12,430                 $11,182
4/30/97                 $12,112                                   $12,535                 $11,195
5/31/97                 $12,265                                   $12,724                 $11,189
6/30/97                 $12,382                                   $12,860                 $11,202
7/31/97                 $12,676                                   $13,216                 $11,216
8/31/97                 $12,583                                   $13,092                 $11,237
9/30/97                 $12,746                                   $13,248                 $11,265
10/31/97                $12,817                                   $13,333                 $11,293
11/30/97                $12,902                                   $13,411                 $11,286
12/31/97                $13,091                                   $13,607                 $11,273
1/31/98                 $13,191                                   $13,747                 $11,294
2/28/98                 $13,247                                   $13,751                 $11,316
3/31/98                 $13,265                                   $13,764                 $11,337
4/30/98                 $13,230                                   $13,702                 $11,358
5/31/98                 $13,406                                   $13,918                 $11,378
6/30/98                 $13,450                                   $13,973                 $11,392
7/31/98                 $13,469                                   $14,008                 $11,405
8/31/98                 $13,639                                   $14,225                 $11,419
9/30/98                 $13,793                                   $14,402                 $11,433
10/31/98                $13,766                                   $14,402                 $11,460
11/30/98                $13,803                                   $14,453                 $11,460
12/31/98                $13,847                                   $14,489                 $11,453
1/31/99                 $13,973                                   $14,661                 $11,481
2/28/99                 $13,927                                   $14,597                 $11,495
3/31/99                 $13,969                                   $14,617                 $11,529
4/30/99                 $13,991                                   $14,654                 $11,613
5/31/99                 $13,907                                   $14,569                 $11,613
6/30/99                 $13,694                                   $14,359                 $11,613
7/31/99                 $13,715                                   $14,411                 $11,648
8/31/99                 $13,520                                   $14,296                 $11,676
9/30/99                 $13,494                                   $14,301                 $11,732
10/31/99                $13,269                                   $14,147                 $11,753
11/30/99                $13,404                                   $14,297                 $11,760
12/31/99                $13,250                                   $14,190                 $11,760
1/31/00                 $13,118                                   $14,127                 $11,795
2/29/00                 $13,283                                   $14,291                 $11,865
3/31/00                 $13,619                                   $14,603                 $11,962
4/30/00                 $13,533                                   $14,516                 $11,970
5/31/00                 $13,441                                   $14,441                 $11,984
6/30/00                 $13,807                                   $14,824                 $12,046
7/31/00                 $14,006                                   $15,030                 $12,074
8/31/00                 $14,252                                   $15,261                 $12,074
9/30/00                 $14,161                                   $15,182                 $12,137
10/31/00                $14,312                                   $15,347                 $12,157
11/30/00                $14,435                                   $15,464                 $12,165
12/31/00                $14,795                                   $15,846                 $12,157
1/31/01                 $14,885                                   $16,003                 $12,234
2/28/01                 $14,945                                   $16,054                 $12,283
3/31/01                 $15,061                                   $16,198                 $12,311
4/30/01                 $14,921                                   $16,023                 $12,360
5/31/01                 $15,061                                   $16,196                 $12,416
6/30/01                 $15,173                                   $16,305                 $12,437
7/31/01                 $15,423                                   $16,546                 $12,402
8/31/01                 $15,747                                   $16,819                 $12,402
9/30/01                 $15,662                                   $16,762                 $12,458
10/31/01                $15,875                                   $16,962                 $12,416
11/30/01                $15,739                                   $16,819                 $12,395
12/31/01                $15,539                                   $16,659                 $12,346
1/31/02                 $15,840                                   $16,948                 $12,375
2/28/02                 $16,010                                   $17,151                 $12,424
3/31/02                 $15,686                                   $16,815                 $12,494
4/30/02                 $15,958                                   $17,143                 $12,564
5/31/02                 $16,050                                   $17,247                 $12,564
6/30/02                 $16,206                                   $17,430                 $12,571
7/31/02                 $16,428                                   $17,655                 $12,585
8/31/02                 $16,599                                   $17,867                 $12,627
9/30/02                 $16,964                                   $18,258                 $12,648
10/31/02                $16,660                                   $17,955                 $12,670
11/30/02                $16,614                                   $17,880                 $12,670
12/31/02                $16,918                                   $18,257                 $12,642
1/31/03                 $16,899                                   $18,211                 $12,697
2/28/03                 $17,107                                   $18,466                 $12,795

Class C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Missouri Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date    Franklin Missouri Tax-Free Income Fund   Lehman Brothers Municipal Bond Index 7    CPI 7
5/1/95                        $9,896                              $10,000                 $10,000
5/31/95                      $10,170                              $10,319                 $10,020
6/30/95                      $10,108                              $10,229                 $10,040
7/31/95                      $10,159                              $10,326                 $10,040
8/31/95                      $10,260                              $10,458                 $10,066
9/30/95                      $10,308                              $10,523                 $10,086
10/31/95                     $10,430                              $10,676                 $10,120
11/30/95                     $10,589                              $10,853                 $10,112
12/31/95                     $10,700                              $10,957                 $10,105
1/31/96                      $10,797                              $11,041                 $10,165
2/29/96                      $10,753                              $10,966                 $10,198
3/31/96                      $10,607                              $10,825                 $10,251
4/30/96                      $10,586                              $10,795                 $10,291
5/31/96                      $10,579                              $10,791                 $10,310
6/30/96                      $10,684                              $10,908                 $10,316
7/31/96                      $10,758                              $11,006                 $10,336
8/31/96                      $10,774                              $11,004                 $10,356
9/30/96                      $10,910                              $11,158                 $10,389
10/31/96                     $11,022                              $11,284                 $10,422
11/30/96                     $11,175                              $11,491                 $10,442
12/31/96                     $11,120                              $11,443                 $10,442
1/31/97                      $11,130                              $11,464                 $10,475
2/28/97                      $11,218                              $11,570                 $10,508
3/31/97                      $11,114                              $11,416                 $10,534
4/30/97                      $11,223                              $11,512                 $10,547
5/31/97                      $11,357                              $11,686                 $10,540
6/30/97                      $11,461                              $11,811                 $10,553
7/31/97                      $11,737                              $12,138                 $10,565
8/31/97                      $11,647                              $12,024                 $10,586
9/30/97                      $11,791                              $12,167                 $10,612
10/31/97                     $11,851                              $12,245                 $10,639
11/30/97                     $11,925                              $12,317                 $10,632
12/31/97                     $12,093                              $12,497                 $10,619
1/31/98                      $12,179                              $12,626                 $10,640
2/28/98                      $12,225                              $12,629                 $10,660
3/31/98                      $12,235                              $12,641                 $10,680
4/30/98                      $12,198                              $12,584                 $10,699
5/31/98                      $12,354                              $12,783                 $10,719
6/30/98                      $12,400                              $12,832                 $10,731
7/31/98                      $12,411                              $12,865                 $10,744
8/31/98                      $12,561                              $13,064                 $10,757
9/30/98                      $12,687                              $13,227                 $10,770
10/31/98                     $12,655                              $13,227                 $10,796
11/30/98                     $12,693                              $13,274                 $10,796
12/31/98                     $12,717                              $13,307                 $10,789
1/31/99                      $12,827                              $13,465                 $10,815
2/28/99                      $12,788                              $13,406                 $10,828
3/31/99                      $12,820                              $13,425                 $10,861
4/30/99                      $12,824                              $13,458                 $10,940
5/31/99                      $12,752                              $13,380                 $10,940
6/30/99                      $12,542                              $13,187                 $10,940
7/31/99                      $12,554                              $13,235                 $10,973
8/31/99                      $12,381                              $13,129                 $10,999
9/30/99                      $12,341                              $13,134                 $11,052
10/31/99                     $12,141                              $12,992                 $11,072
11/30/99                     $12,248                              $13,130                 $11,079
12/31/99                     $12,102                              $13,032                 $11,079
1/31/00                      $11,977                              $12,974                 $11,112
2/29/00                      $12,123                              $13,125                 $11,177
3/31/00                      $12,423                              $13,411                 $11,269
4/30/00                      $12,340                              $13,332                 $11,276
5/31/00                      $12,262                              $13,263                 $11,289
6/30/00                      $12,578                              $13,614                 $11,348
7/31/00                      $12,764                              $13,803                 $11,374
8/31/00                      $12,970                              $14,016                 $11,374
9/30/00                      $12,894                              $13,943                 $11,433
10/31/00                     $13,025                              $14,095                 $11,453
11/30/00                     $13,131                              $14,202                 $11,460
12/31/00                     $13,451                              $14,553                 $11,453
1/31/01                      $13,527                              $14,697                 $11,525
2/28/01                      $13,575                              $14,744                 $11,571
3/31/01                      $13,685                              $14,877                 $11,598
4/30/01                      $13,542                              $14,716                 $11,644
5/31/01                      $13,662                              $14,875                 $11,696
6/30/01                      $13,758                              $14,974                 $11,716
7/31/01                      $13,977                              $15,196                 $11,683
8/31/01                      $14,262                              $15,447                 $11,683
9/30/01                      $14,190                              $15,394                 $11,736
10/31/01                     $14,376                              $15,578                 $11,696
11/30/01                     $14,247                              $15,447                 $11,676
12/31/01                     $14,060                              $15,300                 $11,631
1/31/02                      $14,313                              $15,565                 $11,657
2/28/02                      $14,471                              $15,751                 $11,704
3/31/02                      $14,173                              $15,443                 $11,770
4/30/02                      $14,409                              $15,744                 $11,836
5/31/02                      $14,486                              $15,840                 $11,836
6/30/02                      $14,619                              $16,008                 $11,843
7/31/02                      $14,810                              $16,214                 $11,856
8/31/02                      $14,959                              $16,409                 $11,895
9/30/02                      $15,280                              $16,768                 $11,915
10/31/02                     $15,001                              $16,490                 $11,935
11/30/02                     $14,951                              $16,421                 $11,935
12/31/02                     $15,216                              $16,767                 $11,909
1/31/03                      $15,193                              $16,725                 $11,961
2/28/03                      $15,371                              $16,959                 $12,054

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND




--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NORTH CAROLINA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NORTH CAROLINA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------


STATE UPDATE
[GRAPHIC OMITTED]
North Carolina, like many other states, suffered an economic slowdown as a result of the national recession. State employment growth slowed significantly, with job losses occurring in the manufacturing sector, as well as the high technology and telecommunications industries. Unemployment increased in the past couple years, rising from 3.6% in 2001 to 6.0% in January 2003. 2

Throughout the 1990s, North Carolina's economy diversified from one dependent on textile and apparel manufacturing to one more reliant on services, finances and trade, and easily outpaced the nation in terms of employment and personal income growth. However, over the past several years, the state has needed to tap into available balances for one-time expenditures and to replace lost revenue as the economy slowed. North Carolina took prompt and aggressive actions to address budget pressure by controlling spending and raising new revenue. State tax collections fell, resulting in expenditure reductions including the temporary delay in paying certain tax refunds. In addition, general fund revenue collections were weaker than expected in 2002. Recognizing the revenue weakness, the 2003 budget was built upon very conservative revenue assumptions over fiscal year 2002. To balance the fiscal year 2003 budget, the general assembly enacted a number of revenue enhancements, non-general fund transfers and spending cuts.

Reflecting the state constitutional provision that limits the general assembly's ability to incur debt, North Carolina has conservatively managed its debt levels. Historically



CREDIT QUALITY BREAKDOWN*
Franklin North Carolina Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 56.4%
AA - 14.0%
A - 16.7%
BBB - 12.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 100.

moderate, the state's outstanding net tax-supported debt increased during the past several years, rising from $1.6 billion in 1996 to $3 billion in 2002. Despite the sizable increase, the state's debt burden ranked among the lowest in the nation at $375 per capita and 1.4% of personal income in 2002, well below the national medians of $573 and 2.3%. 3

The outlook for North Carolina is stable. Moody's Investors Service and Standard & Poor's, two independent credit rating agencies, have assigned ratings of Aa1 and AAA. 4 The high ratings and stable outlook reflect the state's strong executive management and budget controls, a diversified economic base with strong growth prospects despite recent weakness, and a low overall debt burden. Although North Carolina faces financial challenges, long-term fiscal planning appears to show the state restoring balanced operations upon a return to moderate economic growth and the adoption of additional tax increases.


PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps and expedite needed capital improvements. Insurance played an important role as much of the issuance came with the additional security. Demand held steady as investors sought to stabilize their portfolios by diversifying their assets and investing in fixed income securities.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin North Carolina Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.96 on February 28, 2002, to $12.24 on February 28, 2003.

Notable purchases during the reporting period included Dare County COP, North Carolina Tobacco Settlement Revenue, Durham County Enterprise System, and University of North Carolina - Ashville Revenue bonds. Sales included North Carolina Medical Care Commission Hospital Revenue - High Point Regional Health System bonds.



PORTFOLIO BREAKDOWN
Franklin North Carolina
Tax-Free Income Fund
2/28/03

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------

Utilities              15.9%

Hospital & Health Care 15.9%

Prerefunded            13.9%

Subject to Government
Appropriations         10.7%

Transportation          9.8%

General Obligation      7.9%

Housing                 6.6%

Other Revenue           6.3%

Higher Education        6.1%

Corporate-Backed        5.1%

Tax-Supported           1.8%



3. Source: Moody's Investors Service, NORTH CAROLINA (STATE OF), 2/20/03.
4. These do not indicate ratings of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin North Carolina Tax-Free Income Fund
3/1/02-2/28/03

                                                           DIVIDEND PER SHARE
                                                       -------------------------
MONTH                                                    CLASS A      CLASS C
--------------------------------------------------------------------------------
March                                                   4.73 cents   4.18 cents

April                                                   4.73 cents   4.18 cents

May                                                     4.73 cents   4.18 cents

June                                                    4.67 cents   4.10 cents

July                                                    4.67 cents   4.10 cents

August                                                  4.67 cents   4.10 cents

September                                               4.67 cents   4.12 cents

October                                                 4.67 cents   4.12 cents

November                                                4.67 cents   4.12 cents

December                                                4.67 cents   4.12 cents

January                                                 4.67 cents   4.12 cents

February                                                4.67 cents   4.12 cents
--------------------------------------------------------------------------------
TOTAL                                                  56.22 CENTS  49.56 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 56 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.36%, based on an annualization of the current 4.64 cent ($0.0464) per share dividend and the maximum offering price of $12.78 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and North Carolina state personal income tax bracket of 43.67% would need to earn 7.73% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin North Carolina Tax-Free Income Fund. Economic recovery remains slow, and we anticipate that states may face additional financial pressure in 2003. In our opinion, state and local governments may experience a spate of cost-cutting measures and tax increases during the remainder of 2003. We expect demand for municipal bonds to remain strong as investors continue to diversify their portfolios. Most importantly, we believe municipal bonds should remain attractive investments due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NORTH CAROLINA
TAX-FREE INCOME FUND



PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.28        $12.24     $11.96

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5622

CLASS C                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.30        $12.35     $12.05

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4956


PERFORMANCE

CLASS A                                             1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                           +7.23%   +29.82%  +74.28%
Average Annual Total Return 2                       +2.68%    +4.44%   +5.25%
Avg. Ann. Total Return (3/31/03) 3                  +4.61%    +4.40%   +5.29%

Distribution Rate 4                      4.36%
Taxable Equivalent Distribution Rate 5   7.73%
30-Day Standardized Yield 6              3.69%
Taxable Equivalent Yield 5               6.55%


                                                                     INCEPTION
CLASS C                                             1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.76%   +26.47%  +54.63%
Average Annual Total Return 2                       +4.71%    +4.60%   +5.58%
Avg. Ann. Total Return (3/31/03) 3                  +6.59%    +4.54%   +5.50%

Distribution Rate 4                      3.94%
Taxable Equivalent Distribution Rate 5   6.99%
30-Day Standardized Yield 6              3.27%
Taxable Equivalent Yield 5               5.81%



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and North Carolina state personal income tax bracket of 43.67%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.



--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin North Carolina Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03. [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date   Franklin North Carolina Tax-Free Income Fund   Lehman Brothers Municipal Bond Index 7    CPI 7
3/1/93                       $9,573                               $10,000                     $10,000
3/31/93                      $9,545                                $9,894                     $10,035
4/30/93                      $9,617                                $9,994                     $10,063
5/31/93                      $9,651                               $10,050                     $10,077
6/30/93                      $9,805                               $10,218                     $10,091
7/31/93                      $9,809                               $10,231                     $10,091
8/31/93                     $10,013                               $10,444                     $10,120
9/30/93                     $10,125                               $10,563                     $10,141
10/31/93                    $10,150                               $10,583                     $10,182
11/30/93                    $10,095                               $10,490                     $10,190
12/31/93                    $10,270                               $10,711                     $10,190
1/31/94                     $10,368                               $10,833                     $10,217
2/28/94                     $10,152                               $10,553                     $10,252
3/31/94                      $9,759                               $10,123                     $10,287
4/30/94                      $9,812                               $10,209                     $10,301
5/31/94                      $9,885                               $10,298                     $10,308
6/30/94                      $9,811                               $10,235                     $10,343
7/31/94                      $9,987                               $10,423                     $10,371
8/31/94                     $10,027                               $10,459                     $10,413
9/30/94                      $9,892                               $10,305                     $10,441
10/31/94                     $9,702                               $10,122                     $10,448
11/30/94                     $9,454                                $9,939                     $10,462
12/31/94                     $9,679                               $10,157                     $10,462
1/31/95                      $9,979                               $10,448                     $10,504
2/28/95                     $10,259                               $10,752                     $10,546
3/31/95                     $10,385                               $10,875                     $10,580
4/30/95                     $10,394                               $10,889                     $10,615
5/31/95                     $10,663                               $11,236                     $10,636
6/30/95                     $10,587                               $11,138                     $10,658
7/31/95                     $10,637                               $11,244                     $10,658
8/31/95                     $10,742                               $11,387                     $10,685
9/30/95                     $10,799                               $11,458                     $10,707
10/31/95                    $10,963                               $11,625                     $10,742
11/30/95                    $11,137                               $11,818                     $10,735
12/31/95                    $11,242                               $11,931                     $10,727
1/31/96                     $11,295                               $12,022                     $10,790
2/29/96                     $11,213                               $11,940                     $10,825
3/31/96                     $11,101                               $11,787                     $10,881
4/30/96                     $11,096                               $11,754                     $10,924
5/31/96                     $11,112                               $11,749                     $10,944
6/30/96                     $11,228                               $11,877                     $10,951
7/31/96                     $11,309                               $11,984                     $10,972
8/31/96                     $11,310                               $11,982                     $10,993
9/30/96                     $11,459                               $12,150                     $11,028
10/31/96                    $11,573                               $12,287                     $11,063
11/30/96                    $11,731                               $12,512                     $11,084
12/31/96                    $11,704                               $12,459                     $11,084
1/31/97                     $11,718                               $12,483                     $11,120
2/28/97                     $11,819                               $12,598                     $11,154
3/31/97                     $11,711                               $12,430                     $11,182
4/30/97                     $11,811                               $12,535                     $11,195
5/31/97                     $11,948                               $12,724                     $11,189
6/30/97                     $12,073                               $12,860                     $11,202
7/31/97                     $12,340                               $13,216                     $11,216
8/31/97                     $12,269                               $13,092                     $11,237
9/30/97                     $12,395                               $13,248                     $11,265
10/31/97                    $12,484                               $13,333                     $11,293
11/30/97                    $12,567                               $13,411                     $11,286
12/31/97                    $12,749                               $13,607                     $11,273
1/31/98                     $12,857                               $13,747                     $11,294
2/28/98                     $12,859                               $13,751                     $11,316
3/31/98                     $12,884                               $13,764                     $11,337
4/30/98                     $12,860                               $13,702                     $11,358
5/31/98                     $13,031                               $13,918                     $11,378
6/30/98                     $13,083                               $13,973                     $11,392
7/31/98                     $13,122                               $14,008                     $11,405
8/31/98                     $13,288                               $14,225                     $11,419
9/30/98                     $13,448                               $14,402                     $11,433
10/31/98                    $13,442                               $14,402                     $11,460
11/30/98                    $13,477                               $14,453                     $11,460
12/31/98                    $13,508                               $14,489                     $11,453
1/31/99                     $13,629                               $14,661                     $11,481
2/28/99                     $13,572                               $14,597                     $11,495
3/31/99                     $13,602                               $14,617                     $11,529
4/30/99                     $13,622                               $14,654                     $11,613
5/31/99                     $13,550                               $14,569                     $11,613
6/30/99                     $13,339                               $14,359                     $11,613
7/31/99                     $13,347                               $14,411                     $11,648
8/31/99                     $13,201                               $14,296                     $11,676
9/30/99                     $13,175                               $14,301                     $11,732
10/31/99                    $12,977                               $14,147                     $11,753
11/30/99                    $13,086                               $14,297                     $11,760
12/31/99                    $12,936                               $14,190                     $11,760
1/31/00                     $12,829                               $14,127                     $11,795
2/29/00                     $12,980                               $14,291                     $11,865
3/31/00                     $13,295                               $14,603                     $11,962
4/30/00                     $13,210                               $14,516                     $11,970
5/31/00                     $13,144                               $14,441                     $11,984
6/30/00                     $13,476                               $14,824                     $12,046
7/31/00                     $13,681                               $15,030                     $12,074
8/31/00                     $13,886                               $15,261                     $12,074
9/30/00                     $13,810                               $15,182                     $12,137
10/31/00                    $13,970                               $15,347                     $12,157
11/30/00                    $14,090                               $15,464                     $12,165
12/31/00                    $14,430                               $15,846                     $12,157
1/31/01                     $14,530                               $16,003                     $12,234
2/28/01                     $14,589                               $16,054                     $12,283
3/31/01                     $14,704                               $16,198                     $12,311
4/30/01                     $14,532                               $16,023                     $12,360
5/31/01                     $14,670                               $16,196                     $12,416
6/30/01                     $14,794                               $16,305                     $12,437
7/31/01                     $15,076                               $16,546                     $12,402
8/31/01                     $15,304                               $16,819                     $12,402
9/30/01                     $15,221                               $16,762                     $12,458
10/31/01                    $15,418                               $16,962                     $12,416
11/30/01                    $15,311                               $16,819                     $12,395
12/31/01                    $15,141                               $16,659                     $12,346
1/31/02                     $15,382                               $16,948                     $12,375
2/28/02                     $15,573                               $17,151                     $12,424
3/31/02                     $15,281                               $16,815                     $12,494
4/30/02                     $15,558                               $17,143                     $12,564
5/31/02                     $15,633                               $17,247                     $12,564
6/30/02                     $15,769                               $17,430                     $12,571
7/31/02                     $15,969                               $17,655                     $12,585
8/31/02                     $16,161                               $17,867                     $12,627
9/30/02                     $16,529                               $18,258                     $12,648
10/31/02                    $16,258                               $17,955                     $12,670
11/30/02                    $16,211                               $17,880                     $12,670
12/31/02                    $16,546                               $18,257                     $12,642
1/31/03                     $16,500                               $18,211                     $12,697
2/28/03                     $16,684                               $18,466                     $12,795

CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin North Carolina Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03. [GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date   Franklin North Carolina Tax-Free Income Fund    Lehman Brothers Municipal Bond Index 7      CPI 7
5/1/95                   $9,896                                      $10,000                     $10,000
5/31/95                 $10,155                                      $10,319                     $10,020
6/30/95                 $10,094                                      $10,229                     $10,040
7/31/95                 $10,146                                      $10,326                     $10,040
8/31/95                 $10,240                                      $10,458                     $10,066
9/30/95                 $10,299                                      $10,523                     $10,086
10/31/95                $10,449                                      $10,676                     $10,120
11/30/95                $10,609                                      $10,853                     $10,112
12/31/95                $10,712                                      $10,957                     $10,105
1/31/96                 $10,747                                      $11,041                     $10,165
2/29/96                 $10,666                                      $10,966                     $10,198
3/31/96                 $10,555                                      $10,825                     $10,251
4/30/96                 $10,545                                      $10,795                     $10,291
5/31/96                 $10,554                                      $10,791                     $10,310
6/30/96                 $10,667                                      $10,908                     $10,316
7/31/96                 $10,730                                      $11,006                     $10,336
8/31/96                 $10,726                                      $11,004                     $10,356
9/30/96                 $10,871                                      $11,158                     $10,389
10/31/96                $10,963                                      $11,284                     $10,422
11/30/96                $11,117                                      $11,491                     $10,442
12/31/96                $11,086                                      $11,443                     $10,442
1/31/97                 $11,093                                      $11,464                     $10,475
2/28/97                 $11,182                                      $11,570                     $10,508
3/31/97                 $11,076                                      $11,416                     $10,534
4/30/97                 $11,164                                      $11,512                     $10,547
5/31/97                 $11,298                                      $11,686                     $10,540
6/30/97                 $11,401                                      $11,811                     $10,553
7/31/97                 $11,657                                      $12,138                     $10,565
8/31/97                 $11,574                                      $12,024                     $10,586
9/30/97                 $11,697                                      $12,167                     $10,612
10/31/97                $11,764                                      $12,245                     $10,639
11/30/97                $11,846                                      $12,317                     $10,632
12/31/97                $12,001                                      $12,497                     $10,619
1/31/98                 $12,106                                      $12,626                     $10,640
2/28/98                 $12,103                                      $12,629                     $10,660
3/31/98                 $12,121                                      $12,641                     $10,680
4/30/98                 $12,093                                      $12,584                     $10,699
5/31/98                 $12,257                                      $12,783                     $10,719
6/30/98                 $12,300                                      $12,832                     $10,731
7/31/98                 $12,331                                      $12,865                     $10,744
8/31/98                 $12,479                                      $13,064                     $10,757
9/30/98                 $12,614                                      $13,227                     $10,770
10/31/98                $12,603                                      $13,227                     $10,796
11/30/98                $12,639                                      $13,274                     $10,796
12/31/98                $12,662                                      $13,307                     $10,789
1/31/99                 $12,769                                      $13,465                     $10,815
2/28/99                 $12,711                                      $13,406                     $10,828
3/31/99                 $12,731                                      $13,425                     $10,861
4/30/99                 $12,744                                      $13,458                     $10,940
5/31/99                 $12,671                                      $13,380                     $10,940
6/30/99                 $12,457                                      $13,187                     $10,940
7/31/99                 $12,469                                      $13,235                     $10,973
8/31/99                 $12,319                                      $13,129                     $10,999
9/30/99                 $12,300                                      $13,134                     $11,052
10/31/99                $12,101                                      $12,992                     $11,072
11/30/99                $12,195                                      $13,130                     $11,079
12/31/99                $12,050                                      $13,032                     $11,079
1/31/00                 $11,946                                      $12,974                     $11,112
2/29/00                 $12,090                                      $13,125                     $11,177
3/31/00                 $12,376                                      $13,411                     $11,269
4/30/00                 $12,293                                      $13,332                     $11,276
5/31/00                 $12,216                                      $13,263                     $11,289
6/30/00                 $12,529                                      $13,614                     $11,348
7/31/00                 $12,712                                      $13,803                     $11,374
8/31/00                 $12,895                                      $14,016                     $11,374
9/30/00                 $12,819                                      $13,943                     $11,433
10/31/00                $12,961                                      $14,095                     $11,453
11/30/00                $13,066                                      $14,202                     $11,460
12/31/00                $13,373                                      $14,553                     $11,453
1/31/01                 $13,471                                      $14,697                     $11,525
2/28/01                 $13,519                                      $14,744                     $11,571
3/31/01                 $13,618                                      $14,877                     $11,598
4/30/01                 $13,441                                      $14,716                     $11,644
5/31/01                 $13,572                                      $14,875                     $11,696
6/30/01                 $13,680                                      $14,974                     $11,716
7/31/01                 $13,933                                      $15,196                     $11,683
8/31/01                 $14,135                                      $15,447                     $11,683
9/30/01                 $14,054                                      $15,394                     $11,736
10/31/01                $14,227                                      $15,578                     $11,696
11/30/01                $14,123                                      $15,447                     $11,676
12/31/01                $13,961                                      $15,300                     $11,631
1/31/02                 $14,187                                      $15,565                     $11,657
2/28/02                 $14,343                                      $15,751                     $11,704
3/31/02                 $14,070                                      $15,443                     $11,770
4/30/02                 $14,317                                      $15,744                     $11,836
5/31/02                 $14,391                                      $15,840                     $11,836
6/30/02                 $14,509                                      $16,008                     $11,843
7/31/02                 $14,685                                      $16,214                     $11,856
8/31/02                 $14,854                                      $16,409                     $11,895
9/30/02                 $15,195                                      $16,768                     $11,915
10/31/02                $14,929                                      $16,490                     $11,935
11/30/02                $14,880                                      $16,421                     $11,935
12/31/02                $15,179                                      $16,767                     $11,909
1/31/03                 $15,131                                      $16,725                     $11,961
2/28/03                 $15,302                                      $16,959                     $12,054

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

FRANKLIN VIRGINIA TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN VIRGINIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND VIRGINIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF VIRGINIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------


STATE UPDATE
[GRAPHIC OMITTED]
As was the case for many states, Virginia showed a robust revenue picture through 2000, but experienced tighter revenues in 2001, which worsened significantly in 2002. Following years of strong economic growth, negative fiscal pressure began with the national recession, and the state's financial condition weakened further as a result of the September 11, 2001, terrorist attacks.

Throughout the 1990s, the commonwealth experienced healthy employment growth, averaging 2.7% annual growth from 1992 to 2000. This high job growth was reflected in the historically low 2.1% unemployment rate in April 2000. After benefiting greatly from high technology, the state economy was hit hard by the high-technology decline and a manufacturing slowdown. Although the manufacturing sector does not play as major a role in the economy as in other states, Virginia was hurt by its recent weakness. During these difficult economic conditions, the still relatively high concentration of federal government and related jobs helped stabilize the employment situation. Virginia's unemployment rate remained below the national rate, in keeping with historical norms. In 2001, the unemployment rate rose to 3.5%, below the 5.8% national average. As of January 2003, the state unemployment rate had climbed to 4.0% and the national average was 5.7%. 2,3

Revenue collections for fiscal year 2002 were 2.2% under forecast and 3.8% less than fiscal year 2001 revenues. Individual income tax collections were down 7.1%,


CREDIT QUALITY BREAKDOWN*
Franklin Virginia Tax-Free Income Fund
Based on Long-Term Investments
2/28/03
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
AAA - 53.5%
AA - 20.5%
A - 15.5%
BBB - 8.8%
Below Investment Grade - 1.7%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.




1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Moody's Investors Service, VIRGINIA (COMMONWEALTH OF), 10/4/02.
3. Source: Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 105.

largely due to a greater-than-expected fall in capital gains and significant tax refunds issued during the year. 2 Fiscal year 2003's revenue picture is shaping up to be worse than previously expected, and the governor directed a revenue reforecast in August 2002. Based on the downward revenue forecast, the governor announced four measures under consideration to address the shortfall: across-the-board budget reductions, targeted reductions for specific programs and income streams, extended reductions to some non-general fund agencies and programs, and a number of state spending-control measures. Virginia has historically maintained low debt levels; however, this level has risen. Net tax-supported debt in 2002 reached $4 billion, resulting in debt per capita of $566, slightly below the $573 national median. 2

Independent credit rating agencies such as Standard & Poor's and Moody's Investors Service closely monitor state budget gaps and remedies. As a result, many states' credit ratings are on credit watch with negative implications, and other states' ratings have been downgraded. Moody's has assigned Virginia its highest Aaa rating; however, the outlook for the state's general obligation bonds is negative. 4 Recent revenue forecasts and remedies for addressing the budget shortfall display the commonwealth's recognition of the severity of fiscal stress. By following a conservative and balanced plan, the commonwealth should restore a balanced budget. However, expenditure reductions take some time to implement; therefore, the state may continue to experience some near-term financial stress.


PORTFOLIO NOTES
Overall, for the year ended February 28, 2003, municipal bonds performed well in the declining interest rate environment despite very strong municipal bond issuance. Financial difficulties at the state level and record low interest rates motivated municipalities to borrow. The low cost of debt allowed states to close budget gaps and expedite needed capital improvements. Virginia's bond issuance increased 16.2% in 2002 versus 2001; however, despite the large issuance, municipal bonds produced strong returns. 5 Demand held steady as investors sought to stabilize their portfolios by diversifying their assets and investing in fixed income securities.

Because municipal bond yields generally declined during the reporting period, and bond prices rise when yields fall, Franklin Virginia Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.64 on February 28, 2003.



PORTFOLIO BREAKDOWN
Franklin Virginia
Tax-Free Income Fund
2/28/03

                    % OF TOTAL
                     LONG-TERM
                    INVESTMENTS
-------------------------------

Utilities              21.2%

Transportation         17.7%

General Obligation     14.3%

Hospital & Health Care 11.2%

Other Revenue           8.8%

Housing                 6.3%

Tax-Supported           4.6%

Subject to Government
Appropriations          4.4%

Higher Education        4.2%

Corporate-Backed        4.1%

Prerefunded             3.2%




4. This does not indicate Moody's rating of the Fund.
5. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*
Franklin Virginia Tax-Free Income Fund
3/1/02-2/28/03

                                                         DIVIDEND PER SHARE
                                                     --------------------------
MONTH                                                   CLASS A      CLASS C
-------------------------------------------------------------------------------
March                                                  4.56 cents   4.03 cents

April                                                  4.56 cents   4.03 cents

May                                                    4.56 cents   4.03 cents

June                                                   4.56 cents   4.03 cents

July                                                   4.56 cents   4.03 cents

August                                                 4.56 cents   4.03 cents

September                                              4.56 cents   4.03 cents

October                                                4.56 cents   4.03 cents

November                                               4.56 cents   4.03 cents

December                                               4.40 cents   3.89 cents

January                                                4.40 cents   3.89 cents

February                                               4.40 cents   3.89 cents
-------------------------------------------------------------------------------
TOTAL                                                 54.24 CENTS  47.94 CENTS


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.




Notable purchases during the reporting period included Norfolk GO, Hampton Convention Center Revenue, Fairfax County Water Authority Water Revenue, Virginia Commonwealth Transportation Board Transportation Revenue, and Puerto Rico Municipal Finance Agency Revenue bonds. Sales included West Point IDA, Leesburg Utilities System Revenue, Bedford County IDA Revenue for Nekoosa Packaging Corp. Project, and Virginia College Building Authority Educational Facilities Revenue for 21st Century College Program bonds.

The Fund was subject to bond calls during the 12-month reporting period as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds at current, lower interest rates, which tended to decrease the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 62 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.31%, based on an annualization of the current 4.37 cent ($0.0437) per share dividend and the maximum offering price of $12.16 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Virginia state personal income tax bracket of 42.13% would need to earn 7.45% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Virginia Tax-Free Income Fund. Economic recovery remains slow, and we anticipate that states may face additional financial pressure in 2003. In our opinion, state and local governments may experience continued cost-cutting measures and tax increases during the remainder of 2003. We expect demand for municipal bonds to remain strong as investors continue to diversify their portfolios. Most importantly, we believe municipal bonds should remain attractive investments due to the tax efficiencies they offer. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.




--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN VIRGINIA
TAX-FREE INCOME FUND




PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.




PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $11.64     $11.52

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5424

CLASS C                                       CHANGE        2/28/03    2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.12        $11.74     $11.62

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4794




PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.90%   +26.25%  +71.43%
Average Annual Total Return 2                        +1.41%    +3.86%   +5.08%
Avg. Ann. Total Return (3/31/03) 3                   +3.39%    +3.86%   +5.14%

Distribution Rate 4                      4.31%
Taxable Equivalent Distribution Rate 5   7.45%
30-Day Standardized Yield 6              3.84%
Taxable Equivalent Yield 5               6.64%


                                                                      INCEPTION
CLASS C                                              1-YEAR   5-YEAR  (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return 1                            +5.28%   +22.95%  +50.06%
Average Annual Total Return 2                        +3.22%    +4.01%   +5.19%
Avg. Ann. Total Return (3/31/03) 3                   +5.40%    +4.01%   +5.15%

Distribution Rate 4                      3.90%
Taxable Equivalent Distribution Rate 5   6.73%
30-Day Standardized Yield 6              3.43%
Taxable Equivalent Yield 5               5.93%


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Virginia state personal income tax bracket of 42.13%, based on the federal income tax rate of 38.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.


CLASS A (3/1/93-2/28/03)
The following line graph compares the performance of Franklin Virginia Tax-Free Income Fund - Class A to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 3/1/93 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Virginia Tax-Free Income Fund      Lehman Brothers Municipal Bond Index 7     CPI 7
3/1/93                      $9,574                                      $10,000                $10,000
3/31/93                     $9,545                                       $9,894                $10,035
4/30/93                     $9,618                                       $9,994                $10,063
5/31/93                     $9,670                                      $10,050                $10,077
6/30/93                     $9,842                                      $10,218                $10,091
7/31/93                     $9,846                                      $10,231                $10,091
8/31/93                    $10,028                                      $10,444                $10,120
9/30/93                    $10,144                                      $10,563                $10,141
10/31/93                   $10,197                                      $10,583                $10,182
11/30/93                   $10,177                                      $10,490                $10,190
12/31/93                   $10,348                                      $10,711                $10,190
1/31/94                    $10,448                                      $10,833                $10,217
2/28/94                    $10,247                                      $10,553                $10,252
3/31/94                     $9,901                                      $10,123                $10,287
4/30/94                     $9,937                                      $10,209                $10,301
5/31/94                     $9,993                                      $10,298                $10,308
6/30/94                     $9,935                                      $10,235                $10,343
7/31/94                    $10,096                                      $10,423                $10,371
8/31/94                    $10,146                                      $10,459                $10,413
9/30/94                    $10,026                                      $10,305                $10,441
10/31/94                    $9,851                                      $10,122                $10,448
11/30/94                    $9,626                                       $9,939                $10,462
12/31/94                    $9,865                                      $10,157                $10,462
1/31/95                    $10,161                                      $10,448                $10,504
2/28/95                    $10,409                                      $10,752                $10,546
3/31/95                    $10,510                                      $10,875                $10,580
4/30/95                    $10,528                                      $10,889                $10,615
5/31/95                    $10,784                                      $11,236                $10,636
6/30/95                    $10,734                                      $11,138                $10,658
7/31/95                    $10,823                                      $11,244                $10,658
8/31/95                    $10,929                                      $11,387                $10,685
9/30/95                    $10,987                                      $11,458                $10,707
10/31/95                   $11,125                                      $11,625                $10,742
11/30/95                   $11,283                                      $11,818                $10,735
12/31/95                   $11,389                                      $11,931                $10,727
1/31/96                    $11,443                                      $12,022                $10,790
2/29/96                    $11,389                                      $11,940                $10,825
3/31/96                    $11,284                                      $11,787                $10,881
4/30/96                    $11,288                                      $11,754                $10,924
5/31/96                    $11,304                                      $11,749                $10,944
6/30/96                    $11,414                                      $11,877                $10,951
7/31/96                    $11,488                                      $11,984                $10,972
8/31/96                    $11,491                                      $11,982                $10,993
9/30/96                    $11,634                                      $12,150                $11,028
10/31/96                   $11,732                                      $12,287                $11,063
11/30/96                   $11,895                                      $12,512                $11,084
12/31/96                   $11,864                                      $12,459                $11,084
1/31/97                    $11,881                                      $12,483                $11,120
2/28/97                    $11,976                                      $12,598                $11,154
3/31/97                    $11,858                                      $12,430                $11,182
4/30/97                    $11,952                                      $12,535                $11,195
5/31/97                    $12,105                                      $12,724                $11,189
6/30/97                    $12,207                                      $12,860                $11,202
7/31/97                    $12,492                                      $13,216                $11,216
8/31/97                    $12,389                                      $13,092                $11,237
9/30/97                    $12,529                                      $13,248                $11,265
10/31/97                   $12,610                                      $13,333                $11,293
11/30/97                   $12,705                                      $13,411                $11,286
12/31/97                   $12,876                                      $13,607                $11,273
1/31/98                    $12,988                                      $13,747                $11,294
2/28/98                    $13,001                                      $13,751                $11,316
3/31/98                    $13,029                                      $13,764                $11,337
4/30/98                    $12,971                                      $13,702                $11,358
5/31/98                    $13,170                                      $13,918                $11,378
6/30/98                    $13,233                                      $13,973                $11,392
7/31/98                    $13,273                                      $14,008                $11,405
8/31/98                    $13,442                                      $14,225                $11,419
9/30/98                    $13,585                                      $14,402                $11,433
10/31/98                   $13,555                                      $14,402                $11,460
11/30/98                   $13,601                                      $14,453                $11,460
12/31/98                   $13,630                                      $14,489                $11,453
1/31/99                    $13,755                                      $14,661                $11,481
2/28/99                    $13,707                                      $14,597                $11,495
3/31/99                    $13,736                                      $14,617                $11,529
4/30/99                    $13,756                                      $14,654                $11,613
5/31/99                    $13,693                                      $14,569                $11,613
6/30/99                    $13,485                                      $14,359                $11,613
7/31/99                    $13,504                                      $14,411                $11,648
8/31/99                    $13,317                                      $14,296                $11,676
9/30/99                    $13,301                                      $14,301                $11,732
10/31/99                   $13,083                                      $14,147                $11,753
11/30/99                   $13,206                                      $14,297                $11,760
12/31/99                   $13,073                                      $14,190                $11,760
1/31/00                    $12,950                                      $14,127                $11,795
2/29/00                    $13,116                                      $14,291                $11,865
3/31/00                    $13,490                                      $14,603                $11,962
4/30/00                    $13,401                                      $14,516                $11,970
5/31/00                    $13,307                                      $14,441                $11,984
6/30/00                    $13,662                                      $14,824                $12,046
7/31/00                    $13,836                                      $15,030                $12,074
8/31/00                    $14,058                                      $15,261                $12,074
9/30/00                    $13,966                                      $15,182                $12,137
10/31/00                   $14,118                                      $15,347                $12,157
11/30/00                   $14,177                                      $15,464                $12,165
12/31/00                   $14,476                                      $15,846                $12,157
1/31/01                    $14,566                                      $16,003                $12,234
2/28/01                    $14,664                                      $16,054                $12,283
3/31/01                    $14,793                                      $16,198                $12,311
4/30/01                    $14,639                                      $16,023                $12,360
5/31/01                    $14,779                                      $16,196                $12,416
6/30/01                    $14,878                                      $16,305                $12,437
7/31/01                    $15,103                                      $16,546                $12,402
8/31/01                    $15,310                                      $16,819                $12,402
9/30/01                    $15,209                                      $16,762                $12,458
10/31/01                   $15,410                                      $16,962                $12,416
11/30/01                   $15,323                                      $16,819                $12,395
12/31/01                   $15,118                                      $16,659                $12,346
1/31/02                    $15,351                                      $16,948                $12,375
2/28/02                    $15,504                                      $17,151                $12,424
3/31/02                    $15,241                                      $16,815                $12,494
4/30/02                    $15,471                                      $17,143                $12,564
5/31/02                    $15,561                                      $17,247                $12,564
6/30/02                    $15,687                                      $17,430                $12,571
7/31/02                    $15,878                                      $17,655                $12,585
8/31/02                    $16,019                                      $17,867                $12,627
9/30/02                    $16,330                                      $18,258                $12,648
10/31/02                   $15,992                                      $17,955                $12,670
11/30/02                   $15,941                                      $17,880                $12,670
12/31/02                   $16,284                                      $18,257                $12,642
1/31/03                    $16,218                                      $18,211                $12,697
2/28/03                    $16,413                                      $18,466                $12,795


CLASS C (5/1/95-2/28/03)
The following line graph compares the performance of Franklin Virginia Tax-Free Income Fund - Class C to that of the Lehman Brothers Municipal Bond Index and the CPI based on a $10,000 investment from 5/1/95 to 2/28/03.
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date      Franklin Virginia Tax-Free Income Fund       Lehman Brothers Municipal Bond Index 7     CPI 7
5/1/95                        $9,904                                    $10,000                 $10,000
5/31/95                      $10,174                                    $10,319                 $10,020
6/30/95                      $10,130                                    $10,229                 $10,040
7/31/95                      $10,200                                    $10,326                 $10,040
8/31/95                      $10,303                                    $10,458                 $10,066
9/30/95                      $10,352                                    $10,523                 $10,086
10/31/95                     $10,476                                    $10,676                 $10,120
11/30/95                     $10,619                                    $10,853                 $10,112
12/31/95                     $10,713                                    $10,957                 $10,105
1/31/96                      $10,758                                    $11,041                 $10,165
2/29/96                      $10,702                                    $10,966                 $10,198
3/31/96                      $10,608                                    $10,825                 $10,251
4/30/96                      $10,597                                    $10,795                 $10,291
5/31/96                      $10,608                                    $10,791                 $10,310
6/30/96                      $10,706                                    $10,908                 $10,316
7/31/96                      $10,780                                    $11,006                 $10,336
8/31/96                      $10,768                                    $11,004                 $10,356
9/30/96                      $10,905                                    $11,158                 $10,389
10/31/96                     $10,991                                    $11,284                 $10,422
11/30/96                     $11,138                                    $11,491                 $10,442
12/31/96                     $11,103                                    $11,443                 $10,442
1/31/97                      $11,113                                    $11,464                 $10,475
2/28/97                      $11,197                                    $11,570                 $10,508
3/31/97                      $11,091                                    $11,416                 $10,534
4/30/97                      $11,173                                    $11,512                 $10,547
5/31/97                      $11,311                                    $11,686                 $10,540
6/30/97                      $11,390                                    $11,811                 $10,553
7/31/97                      $11,659                                    $12,138                 $10,565
8/31/97                      $11,557                                    $12,024                 $10,586
9/30/97                      $11,672                                    $12,167                 $10,612
10/31/97                     $11,751                                    $12,245                 $10,639
11/30/97                     $11,833                                    $12,317                 $10,632
12/31/97                     $11,986                                    $12,497                 $10,619
1/31/98                      $12,084                                    $12,626                 $10,640
2/28/98                      $12,090                                    $12,629                 $10,660
3/31/98                      $12,110                                    $12,641                 $10,680
4/30/98                      $12,052                                    $12,584                 $10,699
5/31/98                      $12,240                                    $12,783                 $10,719
6/30/98                      $12,292                                    $12,832                 $10,731
7/31/98                      $12,313                                    $12,865                 $10,744
8/31/98                      $12,463                                    $13,064                 $10,757
9/30/98                      $12,599                                    $13,227                 $10,770
10/31/98                     $12,565                                    $13,227                 $10,796
11/30/98                     $12,602                                    $13,274                 $10,796
12/31/98                     $12,622                                    $13,307                 $10,789
1/31/99                      $12,730                                    $13,465                 $10,815
2/28/99                      $12,669                                    $13,406                 $10,828
3/31/99                      $12,700                                    $13,425                 $10,861
4/30/99                      $12,723                                    $13,458                 $10,940
5/31/99                      $12,648                                    $13,380                 $10,940
6/30/99                      $12,450                                    $13,187                 $10,940
7/31/99                      $12,461                                    $13,235                 $10,973
8/31/99                      $12,284                                    $13,129                 $10,999
9/30/99                      $12,254                                    $13,134                 $11,052
10/31/99                     $12,060                                    $12,992                 $11,072
11/30/99                     $12,166                                    $13,130                 $11,079
12/31/99                     $12,029                                    $13,032                 $11,079
1/31/00                      $11,922                                    $12,974                 $11,112
2/29/00                      $12,056                                    $13,125                 $11,177
3/31/00                      $12,404                                    $13,411                 $11,269
4/30/00                      $12,318                                    $13,332                 $11,276
5/31/00                      $12,227                                    $13,263                 $11,289
6/30/00                      $12,545                                    $13,614                 $11,348
7/31/00                      $12,698                                    $13,803                 $11,374
8/31/00                      $12,896                                    $14,016                 $11,374
9/30/00                      $12,806                                    $13,943                 $11,433
10/31/00                     $12,939                                    $14,095                 $11,453
11/30/00                     $12,988                                    $14,202                 $11,460
12/31/00                     $13,254                                    $14,553                 $11,453
1/31/01                      $13,330                                    $14,697                 $11,525
2/28/01                      $13,414                                    $14,744                 $11,571
3/31/01                      $13,536                                    $14,877                 $11,598
4/30/01                      $13,390                                    $14,716                 $11,644
5/31/01                      $13,500                                    $14,875                 $11,696
6/30/01                      $13,595                                    $14,974                 $11,716
7/31/01                      $13,792                                    $15,196                 $11,683
8/31/01                      $13,962                                    $15,447                 $11,683
9/30/01                      $13,877                                    $15,394                 $11,736
10/31/01                     $14,052                                    $15,578                 $11,696
11/30/01                     $13,968                                    $15,447                 $11,676
12/31/01                     $13,775                                    $15,300                 $11,631
1/31/02                      $13,979                                    $15,565                 $11,657
2/28/02                      $14,123                                    $15,751                 $11,704
3/31/02                      $13,867                                    $15,443                 $11,770
4/30/02                      $14,079                                    $15,744                 $11,836
5/31/02                      $14,141                                    $15,840                 $11,836
6/30/02                      $14,249                                    $16,008                 $11,843
7/31/02                      $14,414                                    $16,214                 $11,856
8/31/02                      $14,535                                    $16,409                 $11,895
9/30/02                      $14,821                                    $16,768                 $11,915
10/31/02                     $14,511                                    $16,490                 $11,935
11/30/02                     $14,459                                    $16,421                 $11,935
12/31/02                     $14,748                                    $16,767                 $11,909
1/31/03                      $14,697                                    $16,725                 $11,961
2/28/03                      $14,862                                    $16,959                 $12,054

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS






MOODY'S
AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.


S&P
AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN ALABAMA TAX-FREE INCOME FUND
                                                                                            YEAR ENDED FEBRUARY 28,
                                                                            ------------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.22   $11.08    $10.62    $11.68    $11.98
Income from investment operations:
 Net investment income a .................................................      .54      .56       .58       .61       .62
 Net realized and unrealized gains (losses) ..............................      .28      .14       .47     (1.06)     (.25)
                                                                            ------------------------------------------------
Total from investment operations .........................................      .82      .70      1.05      (.45)      .37
                                                                            ------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.54)    (.56)     (.59)     (.60)     (.62)
 Net realized gains ......................................................       --       --        --      (.01)     (.05)
                                                                            ------------------------------------------------
Total distributions ......................................................     (.54)    (.56)     (.59)     (.61)     (.67)
                                                                            ------------------------------------------------
Net asset value, end of year .............................................   $11.50   $11.22    $11.08    $10.62    $11.68
                                                                            ================================================

Total return b ...........................................................    7.55%    6.49%    10.11%   (3.92)%     3.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $228,746 $215,649  $210,198  $203,256  $238,670
Ratios to average net assets:
 Expenses ................................................................     .73%     .73%      .73%      .72%      .71%
 Net investment income ...................................................    4.81%    5.05%     5.32%     5.46%     5.23%
Portfolio turnover rate ..................................................   17.10%    9.94%    11.12%    20.99%     8.67%


CLASS C
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.29   $11.14    $10.68    $11.74    $12.04
                                                                            ------------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .49      .50       .52       .55       .56
 Net realized and unrealized gains (losses) ..............................      .28      .15       .47     (1.06)     (.25)
                                                                            ------------------------------------------------
Total from investment operations .........................................      .77      .65       .99      (.51)      .31
                                                                            ------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.48)    (.50)     (.53)     (.54)     (.56)
 Net realized gains ......................................................       --       --        --      (.01)     (.05)
                                                                            ------------------------------------------------
Total distributions ......................................................     (.48)    (.50)     (.53)     (.55)     (.61)
                                                                            ------------------------------------------------
Net asset value, end of year .............................................   $11.58   $11.29    $11.14    $10.68    $11.74
                                                                            ================================================

Total return b ...........................................................    7.01%    5.96%     9.46%   (4.46)%     2.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $25,258  $18,462   $14,475   $14,056   $14,895
Ratios to average net assets:
 Expenses ................................................................    1.26%    1.28%     1.28%     1.27%     1.27%
 Net investment income ...................................................    4.28%    4.50%     4.77%     4.91%     4.67%
Portfolio turnover rate ..................................................   17.10%    9.94%    11.12%    20.99%     8.67%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003



                                                                                                 PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.5%
Alabama Building Renovation Finance Authority Revenue, Refunding, AMBAC Insured,
    5.625%, 9/01/24 .........................................................................   $2,500,000 $  2,722,274
Alabama Drinking Water Finance Authority Revenue, Revolving Fund Loan, Series A,
    AMBAC Insured, 5.25%, 8/15/24 ...........................................................    1,805,000    1,887,488
Alabama HFA, SFMR,
    Series A-2, GNMA Secured, 6.80%, 4/01/25 ................................................    1,015,000    1,048,942
    Series D-2, GNMA Secured, 5.75%, 10/01/23 ...............................................    1,655,000    1,716,235
Alabama State Docks Department Docks Facilities Revenue,
    MBIA Insured, 6.30%, 10/01/21 ...........................................................    4,500,000    5,123,160
    Refunding, MBIA Insured, 5.50%, 10/01/22 ................................................    1,000,000    1,071,550
Alabama State IDA, Solid Waste Disposal Revenue, Pine City Fiber Co., 6.45%, 12/01/23 .......    2,000,000    1,901,240
Alabama Water Pollution Control Authority Revenue, Fund Loan, Series A, AMBAC Insured,
    5.00%, 8/15/23 ..........................................................................    4,435,000    4,553,814
Alabaster GO, Warrants, AMBAC Insured, 5.00%,
    9/01/24 .................................................................................    3,470,000    3,540,962
    9/01/27 .................................................................................    2,250,000    2,285,685
Alabaster Water and Gas Board Revenue, AMBAC Insured, 6.35%, 9/01/14 ........................    2,215,000    2,408,990
Alexander City Utility Revenue, wts., Refunding, FSA Insured, Pre-Refunded, 6.20%, 8/15/10 ..    2,000,000    2,085,820
Athens Electric Revenue, wts., MBIA Insured, 6.00%, 6/01/25 .................................    1,000,000    1,097,630
Auburn GO, FSA Insured, 5.00%, 1/01/24 ......................................................    1,500,000    1,526,130
Baldwin County Eastern Shore Health Care Authority Hospital Revenue, 5.75%, 4/01/27 .........    1,000,000      920,670
Bessemer Medical Clinic Board Revenue, Bessemer Carraway Center, Refunding, Series A,
    MBIA Insured, 7.25%, 4/01/15 ............................................................    1,000,000    1,007,260
Birmingham Baptist Medical Center Special Care Facilities Financing Authority Revenue,
  Baptist Health System Inc., Refunding, MBIA Insured, 5.875%,
    11/15/19 ................................................................................    3,500,000    3,874,185
    11/15/26 ................................................................................    2,000,000    2,183,000
Birmingham GO, Refunding and Capital Improvement, Series B, AMBAC Insured, 5.00%, 12/01/32 ..    2,000,000    2,021,380
Birmingham Southern College Private Educational Building Authority Tuition Revenue,
    Refunding, 5.35%, 12/01/19 ..............................................................    1,000,000    1,024,200
Birmingham Special Care Facilities Financing Authority Revenue, Health Care, Medical Center
    East, MBIA Insured, 7.00%, 7/01/12 ......................................................    1,200,000    1,220,988
Camden IDB, PCR, Facilities Revenue, MacMillian Bloedel Project, Refunding, Series A,
    7.75%, 5/01/09 ..........................................................................    3,250,000    3,267,485
Clarke and Mobile Counties Gas District Revenue, AMBAC Insured, 5.875%, 12/01/23 ............    4,000,000    4,420,000
Coffee County PBA, Building Revenue,
    MBIA Insured, 5.00%, 9/01/27 ............................................................    2,145,000    2,181,787
    wts., FSA Insured, 6.10%, 9/01/16 .......................................................    1,000,000    1,171,020
Colbert County Health Care Authority Revenue, Helen Keller Hospital, Refunding, 8.75%, 6/01/09   1,505,000    1,515,610
Courtland IDBR,
    Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 ......................    4,000,000    4,140,560
    Environmental Improvement Revenue, Champion International Corp. Project, Refunding,
      6.40%, 11/01/26 .......................................................................    2,000,000    2,083,340
    Solid Waste Disposal Revenue, Champion International Corp. Project, Series A, 6.50%, 9/01/25 5,000,000    5,176,400
Culman and Jefferson County Gas District Gas Revenue, MBIA Insured, 5.85%, 7/01/24 ..........    2,000,000    2,212,780
Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
    5.45%, 9/01/14 ..........................................................................    2,000,000    2,048,980
    Series A, 6.70%, 12/01/24 ...............................................................    3,500,000    3,619,804
Florence Electric Revenue, wts., FSA Insured, 5.25%, 6/01/19 ................................    1,415,000    1,503,197
Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ...................................    1,000,000    1,031,610
Gulf Shores GO, wts., Refunding, AMBAC Insured, 6.00%, 9/01/21 ..............................    1,935,000    2,166,000
Houston County Health Care Authority Revenue,
    AMBAC Insured, 6.25%, 10/01/30 ..........................................................    3,150,000    3,576,321
    AMBAC Insured, 6.125%, 10/01/25 .........................................................    1,000,000    1,128,180
    Southeast Medical Center, MBIA Insured, 6.125%, 10/01/12 ................................    2,070,000    2,122,992
Huntsville Capital Improvement GO, Series A, AMBAC Insured, 5.00%, 2/01/23 ..................    1,000,000    1,026,690
Huntsville Health Care Authority Revenue, Series A, MBIA Insured,
    5.40%, 6/01/22 ..........................................................................    4,000,000    4,148,960
    5.50%, 6/01/27 ..........................................................................    3,820,000    3,953,547
Huntsville PBA, Lease Revenue, Municipal Justice and Public Safety Center, MBIA Insured, 5.00%,
    10/01/25 ................................................................................    5,000,000    5,098,600
    10/01/29 ................................................................................    4,000,000    4,068,920
Jacksonville State University Revenue, Tuition and Fee, MBIA Insured, 5.00%, 12/01/22 .......    3,000,000    3,089,280
Jasper County Waterworks and Sewer Board Water and Sewer Revenue, AMBAC Insured, 6.15%, 6/01/14  1,000,000    1,073,880



FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
FRANKLIN ALABAMA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Jefferson County Sewer Revenue,
    Capital Improvement wts., Series A, FGIC Insured, 5.00%, 2/01/33 ........................   $5,000,000  $ 5,032,200
    Capital Improvement wts., Series A, FGIC Insured, 5.375%, 2/01/36 .......................    6,000,000    6,896,940
    wts., ETM, 7.50%, 9/01/13 ...............................................................      200,000      205,762
    wts., Series D, FGIC Insured, 5.75%, 2/01/27 ............................................    6,000,000    6,894,180
Lauderdale County and Florence Health Care Authority Revenue, Coffee Health Group,
    Series A, MBIA Insured, 5.625%, 7/01/21 .................................................    3,000,000    3,267,390
    5.375%, 7/01/29 .........................................................................    5,000,000    5,450,019
Madison GO, wts.,
    AMBAC Insured, 5.35%, 2/01/26 ...........................................................    2,410,000    2,529,970
    MBIA Insured, 6.00%, 4/01/23 ............................................................    2,000,000    2,202,980
    Series B, MBIA Insured, Pre-Refunded, 6.25%, 2/01/15 ....................................    1,560,000    1,654,224
Marshall County Health Care Authority Hospital Revenue, Series A, 5.75%, 1/01/32 ............    2,170,000    2,210,557
Mobile County Board School Commissioners GO, Capital Outlay wts., Series B, AMBAC Insured,
    5.10%, 3/01/22 ..........................................................................    2,265,000    2,339,994
    5.125%, 3/01/31 .........................................................................    8,230,000    8,394,765
Mobile Housing Assistance Corp. MFHR, Refunding, Series A, FSA Insured, 7.625%, 2/01/21 .....    1,295,000    1,304,777
Montgomery Medical Clinic Board Health Care Facilities Revenue, Jackson Hospital and
    Clinic, Refunding, AMBAC Insured, 6.00%, 3/01/26 ........................................    6,000,000    6,580,740
Morgan County Decatur Health Care Authority Hospital Revenue, Decatur General Hospital,
    Refunding, Connie Lee Insured, 6.375%, 3/01/24 ..........................................    5,750,000    6,116,735
Moulton Water Works Board Water Revenue, MBIA Insured, 5.375%, 1/01/32 ......................    1,935,000    2,016,309
Moulton Waterworks Board Water Revenue, Series A, Pre-Refunded, 6.30%, 1/01/18 ..............    1,500,000    1,534,065
Muscle Shoals GO Refunding, wts., MBIA Insured,
    5.80%, 8/01/16 ..........................................................................    1,725,000    1,931,189
    5.90%, 8/01/25 ..........................................................................    7,000,000    7,734,580
    5.50%, 8/01/30 ..........................................................................    2,150,000    2,282,806
Oneonta Utilities Board Utility Revenue, FSA Insured, 6.90%, 11/01/24 .......................      230,000      253,909
Oxford GO, School wts., AMBAC Insured, 6.00%, 5/01/30 .......................................    4,275,000    4,836,778
Phenix County IDB, Environmental Improvement Revenue, Mead Coated Board Project, Refunding,
    Series A, 5.30%, 4/01/27 ................................................................    4,500,000    3,927,465
Puerto Rico Commonwealth GO, Public Improvement,
    Refunding, FSA Insured, 5.125%, 7/01/30 .................................................    3,000,000    3,103,500
    Refunding, FSA Insured, 5.25%, 7/01/27 ..................................................    2,500,000    2,619,950
    Series A, 5.125%, 7/01/31 ...............................................................    5,000,000    5,051,950
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ..........................................................................        5,000        5,032
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue, Commonwealth Appropriation,
    Refunding, 7.875%, 10/01/04 .............................................................       85,000       85,649
Puerto Rico Electric Power Authority Revenue, Series II, FSA Insured, 5.125%, 7/01/26 .......    5,000,000    5,217,650
Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/27 ....................    3,065,000    3,139,663
Russellville GO, wts., Refunding, MBIA Insured, 5.75%, 12/01/26 .............................    2,500,000    2,750,425
St. Clair County Board of Education, School Tax Anticipation wts., Series C, FSA Insured,
    5.85%, 2/01/29 ..........................................................................    4,815,000    5,272,087
Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/25 ...........................................    1,700,000    1,807,388
Tallassee GO, Water, Gas and Sewer wts., AMBAC Insured, 5.25%, 5/01/31 ......................    1,135,000    1,174,112
Troy State University Student Fee Revenue, MBIA Insured, 5.00%, 11/01/21 ....................    2,215,000    2,295,560
University of Montavello Revenue, FSA Insured, 5.30%, 5/01/22 ...............................    1,940,000    2,055,294
University of North Alabama Revenue, General Fee, Series A, FSA Insured, 5.375%, 11/01/17 ...    4,395,000    4,748,534
Valley Special Care Facilities Financing Authority Revenue, Lanier Memorial Hospital,
  Series A, 5.65%, 11/01/22 .................................................................    3,465,000    3,094,592
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/13 ................................................................................    1,700,000    1,791,868
    10/01/22 ................................................................................    2,300,000    2,334,017
Warrior River Water Authority Water Revenue, FSA Insured,
    5.50%, 8/01/34 ..........................................................................    4,735,000    4,966,542
    5.40%, 8/01/29 ..........................................................................    4,250,000    4,464,413
                                                                                                           ------------
TOTAL LONG TERM INVESTMENTS .................................................................               252,624,106
                                                                                                           ------------
TOTAL INVESTMENTS (COST $237,364,097) 99.5% .................................................               252,624,106
OTHER ASSETS, LESS LIABILITIES .5% ..........................................................                 1,379,988
                                                                                                           ------------
NET ASSETS 100.0% ...........................................................................              $254,004,094
                                                                                                           ============



See glossary of terms on page 109.





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FLORIDA TAX-FREE INCOME FUND
                                                                                         YEAR ENDED FEBRUARY 28,
                                                                      -----------------------------------------------------------
CLASS A                                                                    2003        2002       2001         2000 D      1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $11.71      $11.54      $10.89      $11.91      $11.87
                                                                      -----------------------------------------------------------
Income from investment operations:
 Net investment income a ............................................       .57         .59         .61         .61         .62
 Net realized and unrealized gains (losses) .........................       .26         .18         .64       (1.02)        .05
                                                                      -----------------------------------------------------------
Total from investment operations ....................................       .83         .77        1.25        (.41)        .67
                                                                      -----------------------------------------------------------
Less distributions from:
 Net investment income ..............................................      (.57)       (.60)       (.60)       (.61)       (.62)
 Net realized gains .................................................        --          --          --          -- e      (.01)
                                                                      -----------------------------------------------------------
Total distributions .................................................      (.57)       (.60)       (.60)       (.61)       (.63)
                                                                      -----------------------------------------------------------
Net asset value, end of year ........................................    $11.97      $11.71      $11.54      $10.89      $11.91
                                                                      ===========================================================

Total return b ......................................................     7.32%       6.83%      11.77%     (3.54)%       5.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................$1,624,544  $1,609,946  $1,538,593  $1,509,624  $1,785,720
Ratios to average net assets:
 Expenses ...........................................................      .61%        .62%        .62%        .62%        .61%
 Net investment income ..............................................     4.87%       5.05%       5.41%       5.37%       5.19%
Portfolio turnover rate .............................................    16.84%      13.91%      12.05%      26.39%       7.66%

CLASS B
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..................................    $11.77      $11.58      $10.90      $10.83
                                                                      -----------------------------------------------
Income from investment operations:
 Net investment income a ............................................       .51         .52         .55         .05
 Net realized and unrealized gains (losses) .........................       .27         .20         .67         .07
                                                                      -----------------------------------------------
Total from investment operations ....................................       .78         .72        1.22         .12
Less distributions from:
 Net investment income ..............................................      (.51)       (.53)       (.54)       (.05)
                                                                      -----------------------------------------------
Total distributions .................................................      (.51)       (.53)       (.54)       (.05)
                                                                      -----------------------------------------------
Net asset value, end of year ........................................    $12.04      $11.77      $11.58      $10.90
                                                                      ===============================================

Total return b ......................................................     6.78%       6.38%      11.42%       1.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................................   $55,167     $30,875      $7,412        $304
Ratios to average net assets:
 Expenses ...........................................................     1.16%       1.17%       1.17%       1.17% c
 Net investment income ..............................................     4.32%       4.50%       4.81%       5.32% c
Portfolio turnover rate .............................................    16.84%      13.91%      12.05%      26.39%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c Annualized.
d For the period February 1, 2000 (effective date) to February 29, 2000 for
  Class B.
e The fund made a capital gain distribution of $.0009.

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN FLORIDA TAX-FREE INCOME FUND (CONT.)
                                                                                           YEAR ENDED FEBRUARY 28,
                                                                            ------------------------------------------------
CLASS C                                                                        2003     2002      2001      2000      1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.83   $11.65    $10.98    $12.01    $11.96
                                                                            ------------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .51      .53       .55       .55       .55
 Net realized and unrealized gains (losses) ..............................      .26      .18       .66     (1.04)      .06
                                                                            ------------------------------------------------
Total from investment operations .........................................      .77      .71      1.21      (.49)      .61
                                                                            ------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.51)    (.53)     (.54)     (.54)     (.55)
 Net realized gains ......................................................       --       --        --        -- c    (.01)
                                                                            ------------------------------------------------
Total distributions ......................................................     (.51)    (.53)     (.54)     (.54)     (.56)
                                                                            ------------------------------------------------
Net asset value, end of year .............................................   $12.09   $11.83    $11.65    $10.98    $12.01
                                                                            ================================================

Total return b ...........................................................    6.66%    6.26%    11.26%   (4.14)%     5.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $113,644  $90,895   $74,194   $72,135   $82,596
Ratios to average net assets:
 Expenses ................................................................    1.16%    1.17%     1.17%     1.17%     1.17%
 Net investment income ...................................................    4.32%    4.51%     4.86%     4.83%     4.63%
Portfolio turnover rate ..................................................   16.84%   13.91%    12.05%    26.39%     7.66%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a capital gain distribution of $.0009.



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003



                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.7%
 BONDS 92.5%
 Alachua County Health Facilities Authority Revenue, Shands Teaching Hospital, Series A,
    MBIA Insured, 5.80%, 12/01/26 ........................................................... $10,000,000 $  10,864,100
 Alachua County School Board COP, AMBAC Insured, 5.00%, 7/01/21 .............................   2,000,000     2,084,620
 Bay County Hospital System Revenue, Bay Medical Center Project, Pre-Refunded,
    8.00%, 10/01/12 .........................................................................   9,520,000    10,521,599
 Brevard County Health Facilities Authority Health Care Facilities Revenue, Health First Inc.
    Project, 5.00%, 4/01/26 .................................................................   5,000,000     5,083,700
 Brevard County Housing Finance Authority SFMR, Multi-County Program, GNMA Secured,
    6.40%, 9/01/30 ..........................................................................   2,080,000     2,191,093
 Brevard County School Board COP,
    Refunding, Series A, AMBAC Insured, 5.40%, 7/01/11 ......................................   4,415,000     5,053,586
    AMBAC Insured, 5.00%, 7/01/26 ...........................................................  10,000,000    10,185,900
 Broward County Educational Facilities Authority Revenue, Nova Southeastern University
    Project, Refunding, Connie Lee Insured, 6.125%, 4/01/17 .................................   2,250,000     2,399,490
 Broward County Health Facilities Authority Revenue, Catholic Health Services, Refunding,
    5.50%, 8/15/20 ..........................................................................   9,360,000    10,116,382
 Broward County HFA, MFHR,
    Bridgewater Place Apartments Project, Series A, 5.45%, 10/01/34 .........................   3,000,000     3,008,010
    Cross Keys Apartments Project, Series A, 5.80%, 10/01/33 ................................   1,990,000     2,025,243
    Cross Keys Apartments Project, Series A, 5.85%, 4/01/39 .................................   5,775,000     5,873,522
    Stirling Apartments Phase II, Series A, 5.40%, 4/01/39 ..................................   2,000,000     1,971,780
    Stirling Apartments Phase II, Series A, 5.35%, 10/01/29 .................................   1,000,000       988,770
 Broward County HFAR, Series D,
    6.90%, 6/01/09 ..........................................................................     125,000       126,416
    7.375%, 6/01/21 .........................................................................     470,000       474,098
 Broward County Professional Sports Facilities Tax Revenue, Civic Arena Project,
    Series A, MBIA Insured, 5.75%, 9/01/21 ..................................................   5,000,000     5,513,050
    5.625%, 9/01/28 .........................................................................  10,000,000    10,733,000
 Broward County School Board COP, Series A, FSA Insured, 5.00%, 7/01/26 .....................  21,500,000    21,915,810
 Cape Canaveral Hospital District Revenue COP, Refunding, 5.25%, 1/01/28 ....................   3,500,000     3,545,745
 Celebration CDD, Special Assessment,
    MBIA Insured, 6.00%, 5/01/10 ............................................................   3,170,000     3,356,333
    MBIA Insured, 6.10%, 5/01/16 ............................................................   2,305,000     2,443,116
    Series A, MBIA Insured, 5.50%, 5/01/18 ..................................................   1,470,000     1,584,778
 Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.25%, 8/15/23 ..  10,290,000    10,312,947
 Clearwater MFR, Rental Housing, Drew Gardens Projects, Refunding, Series A, FHA Insured,
    6.50%, 10/01/25 .........................................................................   2,660,000     2,715,567
 Clermont Water and Sewer Revenue, Refunding, FSA Insured, 5.375%, 12/01/30 .................   5,000,000     5,201,400
 Crossing At Fleming Island CDD, Florida Special Assessment Revenue, Refunding, Series B,
    MBIA Insured, 5.80%, 5/01/16 ............................................................   5,980,000     6,820,967
 Dade County Aviation Revenue, Miami International Airport,
    Series B, FSA Insured, 5.125%, 10/01/22 .................................................   4,750,000     4,827,948
    Series C, FSA Insured, 5.125%, 10/01/27 .................................................   9,550,000     9,695,924
 Dade County IDA, Solid Waste Disposal Revenue, Florida Power and Light Co. Project,
    7.15%, 2/01/23 ..........................................................................   5,695,000     5,743,123
 Dade County Special Obligation, Courthouse Center Project, Pre-Refunded, 6.10%, 4/01/20 ....   5,000,000     5,587,500
 Dade County Water and Sewer System Revenue, FGIC Insured,
    5.75%, 10/01/22 .........................................................................   5,000,000     5,456,600
    5.50%, 10/01/25 .........................................................................  11,500,000    12,168,610
    5.25%, 10/01/26 .........................................................................  13,000,000    13,504,530
 Daytona Beach Utility System Revenue, Refunding, Series B, FGIC Insured, 5.00%, 11/15/32 ...   3,250,000     3,306,355
 Dovera CDD, Special Assessment Revenue,
    7.625%, 5/01/03 .........................................................................      50,000        50,152
    7.875%, 5/01/12 .........................................................................     700,000       715,071
 Duval County HFA,
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.60%, 7/01/17 ..............   1,000,000     1,043,240
    MFHR, Mortgage, Eagles Point North, Series A, MBIA Insured, 5.70%, 7/01/27 ..............   2,000,000     2,067,760
    SFMR, Series 1988, GNMA Secured, 8.625%, 12/01/19 .......................................      15,000        15,243
 Enterprise CDD, Water and Sewer Revenue, MBIA Insured, 5.50%, 5/01/26 ......................   3,000,000     3,187,350
 Escambia County Capital Improvement Revenue, MBIA Insured, 5.00%, 10/01/27 .................   3,000,000     3,059,370
 Escambia County Health Facilities Authority Health Facility Revenue,
    Baptist Hospital and Baptist Manor, 5.125%, 10/01/19 ....................................   8,750,000     8,350,038
    Baptist Hospital and Baptist Manor, Pre-Refunded, 6.75%, 10/01/14 .......................   3,415,000     3,593,605
    Baptist Hospital and Baptist Manor, Refunding, 6.75%, 10/01/14 ..........................     210,000       217,516
    Florida Health Care Facility Loan VHA Project, AMBAC Insured, 5.95%, 7/01/20 ............  10,000,000    11,253,200






FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
    Series A-2, AMBAC Insured, 5.75%, 11/15/29 .............................................. $25,000,000 $  27,321,250
 Escambia County HFA, SFMR,
    Multi County Program, Series A, MBIA Insured, 6.40%, 10/01/30 ...........................   7,125,000     7,504,691
    Multi-County Program, Series C, GNMA Secured, 5.80%, 10/01/19 ...........................     930,000       963,926
 Escambia County Revenue, Series B, Sub Series 1, MBIA Insured, 7.20%, 1/01/15 ..............   2,210,000     2,250,752
 First Florida Governmental Financing Commission Revenue, AMBAC Insured, Pre-Refunded,
    5.75%, 7/01/16 ..........................................................................   3,700,000     4,229,877
 Florida HFA,
    MFHR, Refunding, Series A, 6.95%, 10/01/21 ..............................................   2,900,000     2,900,000
    SFMR, Series A, 8.60%, 7/01/16 ..........................................................     110,000       110,128
 Florida HFAR,
    General Mortgage, Refunding, Series A, 6.40%, 6/01/24 ...................................   2,640,000     2,698,925
    Homeowner Mortgage, Series 1, MBIA Insured, 5.625%, 7/01/17 .............................   4,570,000     4,816,460
    MFH, Driftwood Terrace Project, Series I, 7.65%, 12/20/31 ...............................   3,365,000     3,373,379
    Reserve at Kanapaha, Series G, AMBAC Insured, 5.70%, 7/01/37 ............................   5,000,000     5,157,250
    Reserve at Northshore, Series H, AMBAC Insured, 5.70%, 5/01/37 ..........................   2,000,000     2,065,720
    Riverfront Apartments, Series A, AMBAC Insured, 6.25%, 4/01/37 ..........................   1,300,000     1,378,481
 Florida HFC Revenue,
    Brenwood Trace Apartments, Series E-1, FSA Insured, 5.80%, 12/01/38 .....................   4,965,000     5,196,468
    Homeowner Mortgage, Series 4, FSA Insured, 6.25%, 7/01/22 ...............................   4,870,000     5,140,090
    Housing Brenwood Trace Apartments, Series E-1, FSA Insured, 5.65%, 6/01/19 ..............   1,245,000     1,312,442
    Housing Waverly Apartments, Series C-1, FSA Insured, 6.50%, 7/01/40 .....................   3,000,000     3,245,790
 Florida Housing Finance Corp. Revenue, Deer Meadows Apartments, Series R, FNMA Insured,
    6.00%, 5/01/32 ..........................................................................   3,505,000     3,713,197
 Florida Intergovernmental Finance Commission Capital Revenue, Series C-1, AMBAC Insured,
    5.00%, 2/01/21 ..........................................................................   1,355,000     1,410,582
 Florida Municipal Loan Council Revenue, Series B, MBIA Insured, 5.75%, 11/01/29 ............   1,500,000     1,661,640
 Florida Ports Financing Commission Revenue, State Transportation Trust Fund-Intermodal
    Program, FGIC Insured, 5.50%, 10/01/23 ..................................................   7,000,000     7,413,630
 Florida State Board Education Lottery Revenue, Series B, FGIC Insured, 4.625%, 7/01/19 .....   4,000,000     4,103,880
 Florida State Board of Education Capital Outlay GO, Public Education,
    Refunding, Series D, 5.75%, 6/01/22                                                        25,900,000    28,882,385
    Refunding, Series D, 6.00%, 6/01/23 .....................................................  15,000,000    17,878,050
    Refunding, Series G, FGIC Insured, 5.00%, 6/01/31 .......................................   5,000,000     5,087,900
    Series B, Pre-Refunded, 5.875%, 6/01/24 .................................................   5,000,000     5,558,700
    Series C, FGIC Insured, 5.75%, 6/01/29 ..................................................   5,000,000     5,526,000
    Series F, FGIC Insured, 5.50%, 6/01/26 ..................................................  10,000,000    10,516,900
 Florida State Board of Education GO,
    Series C, MBIA Insured, 5.00%, 6/01/27 ..................................................   5,000,000     5,104,150
    Series F, MBIA Insured, 5.00%, 6/01/28 ..................................................  20,000,000    20,400,200
 Florida State Board of Education Lottery Revenue, Series A, FGIC Insured, 5.00%, 7/01/20 ...   7,000,000     7,392,630
 Florida State Board Regent Housing Revenue,
    University of Central Florida, AMBAC Insured, 5.75%, 10/01/29 ...........................   8,650,000     9,573,128
    University of Florida, FGIC Insured, 5.25%, 7/01/30 .....................................   2,060,000     2,141,473
    University of Florida, FGIC Insured, 5.75%, 7/01/25 .....................................   3,400,000     3,760,876
 Florida State Correctional Privatization Commission COP, Correctional Facility Bay Project,
    MBIA Insured, Pre-Refunded, 6.00%, 8/01/15 ..............................................   6,000,000     6,527,040
 Florida State Department Environmental Protection Preservation Revenue, Florida Forever,
    Series A, MBIA Insured, 5.00%, 7/01/21 ..................................................   4,000,000     4,176,880
 Florida State Department of Corrections COP, Okeechobee Correctional Facility, AMBAC Insured,
    6.25%, 3/01/15 ..........................................................................   2,960,000     3,264,673
 Florida State Department of General Services Division Facilities Management Revenue,
    Florida Facilities Pool, Series B, FSA Insured, 5.50%, 9/01/28 ..........................  10,000,000    10,623,200
 Florida State Mid-Bay Bridge Authority Revenue,
    Exchangeable, 6.05%, 10/01/22 ...........................................................   7,000,000     7,252,980
    Exchangeable, Series A, 5.95%, 10/01/13 .................................................  13,085,000    14,220,647
    Exchangeable, Series D, 6.10%, 10/01/22 .................................................  17,240,000    17,915,980
    Series A, ETM, 6.875%, 10/01/22 .........................................................   6,000,000     7,841,460
 Florida State Municipal Power Agency Revenue, Stanton II Project, Refunding, AMBAC Insured,
    5.00%, 10/01/26 .........................................................................   5,000,000     5,106,650
 Florida State Turnpike Authority Turnpike Revenue, Department of Transportation,
    Series A, FGIC Insured, 5.50%, 7/01/21 ..................................................   5,000,000     5,324,800
    Series B, 5.00%, 7/01/30 ................................................................   3,455,000     3,508,829





FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                               PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Fort Pierce Utilities Authority Revenue, AMBAC Insured, 5.00%, 10/01/27 .................... $ 7,000,000  $  7,132,720
 Gainesville Utilities Systems Revenue, Series A, 5.20%, 10/01/26 ...........................   7,590,000     7,841,457
 Gateway Services District Revenue, Transportation Roadway Service Charges, 8.75%, 5/01/14 ..   4,905,000     5,143,040
 Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured,
    5.30%, 12/20/18 .........................................................................   1,240,000     1,300,066
 Highlands County Health Facilities Authority Revenue, Adventist Health Systems,
    5.25%, 11/15/20 .........................................................................  10,000,000    10,106,400
    Series A, 6.00%, 11/15/31 ...............................................................  16,000,000    16,895,200
 Hillsborough County Assessment Revenue, Capacity Assessment Special, FSA Insured,
    5.125%, 3/01/20 .........................................................................   1,000,000     1,056,700
 Hillsborough County Aviation Authority Revenue, Tampa International Airport, Series B,
    FGIC Insured, 5.875%, 10/01/23 ..........................................................   5,000,000     5,515,750
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 5.875%, 4/01/30 ......   4,200,000     4,370,814
 Hillsborough County IDA, PCR, Tampa Electric Co. Project, Refunding, 5.50%, 10/01/23 .......  16,000,000    15,921,280
 Hillsborough County IDAR, Colonial Penn Insurance Project, 7.35%, 8/01/13 ..................   5,300,000     5,479,140
 Hillsborough County School Board COP,
    Master Lease Program, MBIA Insured, 4.625%, 7/01/28 .....................................   5,000,000     4,908,200
    Master Lease Program, Series A, MBIA Insured, 5.375%, 7/01/21 ...........................   5,000,000     5,302,600
    Master Lease Program, Series A, MBIA Insured, 5.25%, 7/01/22 ............................   5,000,000     5,239,050
    MBIA Insured, 5.375%, 7/01/26 ...........................................................   8,000,000     8,322,880
    Series B, MBIA Insured, 5.125%, 7/01/26 .................................................   5,000,000     5,139,550
 Indian River County Hospital District Revenue, Refunding, FSA Insured, 5.70%, 10/01/15 .....   1,000,000     1,104,810
 Jacksonville Capital Improvement Revenue Certificates, Gator Bowl Project, AMBAC Insured,
    5.875%, 10/01/25 ........................................................................   5,000,000     5,566,950
 Jacksonville Capital Improvement Revenue,
    Refunding, Series C, AMBAC Insured, 5.00%, 10/01/25 .....................................   4,460,000     4,562,045
    Series A, AMBAC Insured, 5.00%, 10/01/30 ................................................  10,000,000    10,174,700
 Jacksonville Electric Authority Revenue, Water and Sewer,
    Series A, 6.125%, 10/01/39 ..............................................................  20,330,000    22,425,007
    Series B, FGIC Insured, 5.40%, 10/01/20 .................................................   3,000,000     3,177,840
 Jacksonville Guaranteed Entitlement Revenue, Refunding and Improvement, FGIC Insured,
    5.00%, 10/01/32 .........................................................................  17,250,000    17,524,965
 Jacksonville Hospital Revenue, University Medical Center Inc. Project, Connie Lee Insured,
    6.60%, 2/01/21 ..........................................................................   1,750,000     1,780,345
 Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%, 10/01/23 .............................   5,000,000     5,129,500
 Jacksonville Transportation Revenue, MBIA Insured,
    5.00%, 10/01/31 .........................................................................  25,000,000    25,382,250
    5.25%, 10/01/29 .........................................................................  17,955,000    18,631,724
 Jea Water and Sewer System Revenue, Series C, 4.625%, 10/01/22 .............................  10,000,000    10,009,900
 Kissimmee Water and Sewer Revenue, Refunding, AMBAC Insured, 6.00%, 10/01/15 ...............   5,000,000     5,113,400
 Lakeland Hospital System Revenue, Lakeland Regional Health System,
    5.50%, 11/15/32 .........................................................................  12,070,000    12,156,301
    5.75%, 11/15/27 .........................................................................   6,925,000     7,159,134
    Series A, MBIA Insured, 5.50%, 11/15/26 .................................................  10,000,000    10,628,100
 Lakeland Utilities Tax Revenue, Refunding and Improvement, Series A, FGIC Insured,
    6.00%, 10/01/17 .........................................................................   4,500,000     4,931,190
 Lee County Airport Revenue, Series A, FSA Insured, 6.00%, 10/01/32 .........................  11,405,000    12,581,198
 Lee County Hospital Board of Directors Hospital Revenue, Lee Memorial Health System,
    Series A, MBIA Insured, 5.875%, 4/01/24 .................................................  18,000,000    19,541,160
 Lee County IDA, Health Care Facilities Revenue, Shell Point Village Project,
    Refunding, Series A, 5.50%, 11/15/29 ....................................................   4,000,000     3,602,880
    Series A, 5.50%, 11/15/21 ...............................................................   7,500,000     7,001,475
 Lee County Transportation Facilities Revenue, MBIA Insured, 5.75%, 10/01/27 ................   5,000,000     5,443,500
 Leesburg Hospital Revenue, Leesburg Regional Medical Center Project,
    Refunding, Series A, 6.125%, 7/01/18 ....................................................   7,000,000     7,162,260
    5.50%, 7/01/32 ..........................................................................   4,150,000     4,164,650
 Manatee County School Board COP, MBIA Insured, Pre-Refunded, 6.125%, 7/01/21 ...............   5,575,000     6,493,649
 Marion County Utility System Revenue, FGIC Insured, 5.00%, 12/01/31 ........................   5,000,000     5,084,500
 Martin County Consolidated Utilities System Revenue, Refunding, FGIC Insured, ETM,
    6.00%, 10/01/24 .........................................................................     735,000       781,099
 Melbourne Water and Sewer Revenue, FGIC Insured, 5.25%, 10/01/30 ...........................   6,000,000     6,243,300
 Miami Beach Special Obligation, Subordinated, FGIC Insured, ETM, 7.375%, 12/01/08 ..........   1,590,000     1,611,068
 Miami Beach Water and Sewer Revenue, AMBAC Insured, 5.00%, 9/01/30 .........................   7,000,000     7,121,660
 Miami Dade County Aviation Revenue, Miami International Airport, FGIC Insured,
    5.375%, 10/01/27 ........................................................................   5,000,000     5,160,250
    5.375%, 10/01/32 ........................................................................   5,000,000     5,148,750
 Miami-Dade County Educational Facilities Authority Revenue, Series A, AMBAC Insured,
    5.75%, 4/01/29 ..........................................................................  10,000,000    11,033,500


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Miami-Dade County HFA,
    MFHR, Cedar Grove Apartments, FSA Insured, 5.50%, 8/01/27 ............................... $ 2,015,000  $  2,063,904
    MFMR, Villa Esperanza Apartments Project, 5.40%, 10/01/33 ...............................   1,500,000     1,499,940
    MFMR, Villa Esperanza Apartments Project, 5.25%, 10/01/19 ...............................     430,000       431,316
 Miami-Dade County IDAR, Airis Miami ll LLC Project, AMBAC Insured, 6.00%, 10/15/25 .........   4,500,000     4,950,810
 Miami-Dade County School Board COP, Series A, MBIA Insured, 5.00%, 5/01/31 .................  10,000,000    11,290,700
 Miramar Wastewater Improvement Assessment Revenue, FGIC Insured, Pre-Refunded,
    6.75%, 10/01/25 .........................................................................   6,500,000     7,134,725
 North Broward Hospital District Revenue,
    Improvement, 6.00%, 1/15/31 .............................................................  25,530,000    26,540,733
    Refunding and Improvement, MBIA Insured, 5.375%, 1/15/24 ................................  10,000,000    10,394,200
    Refunding and Improvement, MBIA Insured, 5.75%, 1/15/27 .................................  19,370,000    20,679,412
 North Miami Health Facilities Authority Revenue, Catholic Health Services Obligation
    Group, 6.00%, 8/15/16 ...................................................................   2,000,000     2,122,400
    8/15/24 .................................................................................   1,750,000     1,829,065
 Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
    Project 2, Pre-Refunded, 6.75%, 11/01/07 ................................................     725,000       766,064
    6.625%, 11/01/13 ........................................................................   1,470,000     1,552,070
 Orange County Health Facilities Authority Revenue,
    Adventist Health System, 6.50%, 11/15/30 ................................................  10,750,000    11,676,973
    Adventist Health System, 6.375%, 11/15/20 ...............................................   3,000,000     3,265,020
    Adventist Health System, 6.25%, 11/15/24 ................................................   5,500,000     5,943,575
    Hospital Orlando Regional Healthcare, 6.00%, 12/01/29 ...................................   6,000,000     6,255,420
    Hospital, Adventist Health System, 5.625%, 11/15/32 .....................................  15,000,000    15,275,400
    MBIA Insured, 6.00%, 11/01/24 ...........................................................     285,000       291,994
    Regional Healthcare System, Series E, 6.00%, 10/01/26 ...................................  12,000,000    12,498,120
 Orange County HFA, Homeowner Revenue, Series C-1, GNMA Secured, 5.70%, 9/01/26 .............   2,200,000     2,274,382
 Orange County Public Services Tax Revenue, FGIC Insured, 6.00%, 10/01/24 ...................   5,050,000     5,610,550
 Orange County School Board COP, Series A, MBIA Insured, 5.00%, 8/01/27 .....................  12,000,000    12,206,640
 Orange County Tourist Development Tax Revenue,
    AMBAC Insured, 5.50%, 10/01/31 ..........................................................  10,500,000    11,097,450
    AMBAC Insured, 5.50%, 10/01/32 ..........................................................  20,000,000    21,337,400
    Refunding, MBIA Insured, 5.125%, 10/01/20 ...............................................  10,000,000    10,419,700
    Subordinate, AMBAC Insured, 5.125%, 10/01/30 ............................................  10,000,000    10,258,600
    Subordinate, AMBAC Insured, 5.125%, 10/01/25 ............................................   5,500,000     5,670,830
 Orlando and Orange County Expressway Authority Expressway Revenue,
    junior lien, FGIC Insured, 5.00%, 7/01/28 ...............................................   8,000,000     8,121,920
    senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18 ........................................     265,000       296,845
 Osceola County Gas Tax Revenue, Refunding and Improvement, FGIC Insured, Pre-Refunded,
    6.00%, 4/01/13 ..........................................................................   3,500,000     3,582,530
 Osceola County IDAR, Community Provider Pooled Loan Program,
    Series A, FSA Insured, 7.75%, 7/01/10 ...................................................   3,667,000     3,697,069
    Series C, FSA Insured, 7.60%, 7/01/10 ...................................................     700,000       705,621
 Osceola County Sales Tax Revenue, FSA Insured, 5.00%, 4/01/24 ..............................  10,000,000    10,196,500
 Osceola County Tourist Development Tax Revenue, FGIC Insured, 5.00%, 10/01/32 ..............  10,000,000    10,159,400
 Palm Beach County Criminal Justice Facilities Revenue, FGIC Insured, Pre-Refunded,
    6.00%, 6/01/15 ..........................................................................   5,000,000     5,402,450
 Palm Beach County Financing Authority MFR, Housing Windsor Park Apartment Project,
    Series A, 5.90%, 6/01/38 ................................................................   1,000,000     1,021,130
 Palm Beach County HFA, SFM Purchase Revenue, Series B, GNMA Secured, 7.60%, 3/01/23 ........   1,695,000     1,727,425
 Palm Beach County HFAR, Acts Retirement-Life Communities, 5.125%, 11/15/29 .................   3,650,000     3,396,654
 Palm Beach County IDR,
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
    6.55%, 12/01/16 .........................................................................   1,755,000     2,098,524
    Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
    6.625%, 12/01/26 ........................................................................   4,000,000     4,793,800
    South Florida Fair Project, AMBAC Insured, 5.50%, 6/01/31 ...............................   5,000,000     5,292,950
 Palm Beach County Public Improvement Revenue, Convention Center Project, FGIC Insured,
    5.125%, 11/01/30 ........................................................................  10,000,000    10,248,700
 Palm Beach County School Board COP,
    Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ........................................   8,000,000     8,131,760
    Series A, AMBAC Insured, 5.125%, 8/01/24 ................................................  15,000,000    15,514,050
    Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/22 ....................................   5,000,000     6,003,600
    Series C, FSA Insured, 5.00%, 8/01/27 ...................................................  10,000,000    10,157,100

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Panama City Beach Utility Revenue, Refunding, AMBAC Insured,
    5.00%, 6/01/27 .......................................................................... $ 4,450,000  $  4,542,694
    5.00%, 6/01/32 ..........................................................................   2,795,000     2,841,872
 Pensacola Airport Revenue, Series A, MBIA Insured, 5.75%, 10/01/27 .........................   5,615,000     6,135,174
 Pensacola-Westwood Homes Development Corp. Revenue, Mortgage Loan, Refunding, FNMA Secured,
    6.40%, 7/15/23 ..........................................................................     900,000       904,230
 Pinellas County Health Facilities Authority Revenue, Baycare Health System, FSA Insured,
    5.00%, 11/15/30 .........................................................................  11,500,000    11,644,785
 Polk County Capital Improvement Revenue, Special Tax, FSA Insured, 5.75%, 12/01/21 .........   2,350,000     2,626,877
 Polk County HFAR, Refunding, Series A, GNMA Secured, 7.15%, 9/01/23 ........................   1,640,000     1,641,558
 Polk County IDAR, Solid Waste Disposal Facility, Tampa Electric Co. Project,
    5.85%, 12/01/30 .........................................................................  20,500,000    20,606,805
 Port Everglades Authority Port Improvement Revenue, Series 1986, ETM, 7.50%, 11/01/06 ......     460,000       517,403
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, MBIA Insured, 5.00%, 7/01/38 ..................................................  12,800,000    13,082,496
    Series B, Pre-Refunded, 6.00%, 7/01/39 ..................................................   5,000,000     6,048,850
    Series D, 5.375%, 7/01/36 ...............................................................   5,000,000     5,149,250
 Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 ....................  15,000,000    15,359,250
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
   Revenue, Cogen Facilities, 6.625%, 6/01/26 ...............................................   6,000,000     6,204,840
 Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ..................   5,000,000     5,126,750
 Santa Rosa County Health Facilities Authority Revenue, Gulf Breeze Hospital Inc., Series A,
    6.20%, 10/01/14 .........................................................................  14,165,000    14,494,478
 Santa Rosa County IDR, Refunding, Holley Navarre Water System Project, 6.75%, 5/01/24 ......   4,290,000     4,456,409
 Sarasota County Solid Waste System Revenue, AMBAC Insured, 5.50%, 10/01/16 .................   5,250,000     5,831,228
 Sarasota County Utilities System Revenue,
    FGIC Insured, 5.75%, 10/01/27 ...........................................................  18,000,000    19,674,900
    Refunding, Series A, FGIC Insured, 5.25%, 10/01/25                                          9,000,000     9,338,040
 Seminole County School Board COP, Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/21 .....   5,000,000     5,402,650
 South Broward Hospital District Revenue,
    5.625%, 5/01/32 .........................................................................  16,250,000    16,698,013
    5.60%, 5/01/27 ..........................................................................   5,000,000     5,143,950
 South Florida Water Management District Special Obligation, Land Acquisition Bonds, AMBAC
    Insured, Pre-Refunded, 6.00%, 10/01/15 ..................................................   1,000,000     1,062,520
 St. Lucie West Services District Utility Revenue, senior lien, MBIA Insured,
    6.125%, 10/01/32 ........................................................................  10,000,000    11,495,900
 Sunrise Lakes Recreation District GO, Phase 4,
    Refunding, AMBAC Insured, 5.25%, 8/01/24 ................................................   4,320,000     4,486,363
    Series A, Pre-Refunded, 6.75%, 8/01/15 ..................................................   3,080,000     3,532,760
    Series A, Pre-Refunded, 6.75%, 8/01/24 ..................................................   6,120,000     7,035,491
 Sunrise Utilities System Revenue, Refunding, AMBAC Insured, 5.20%, 10/01/22 ................   2,550,000     2,736,354
 Tallahassee Consolidated Utility System Revenue, Series 1994, Pre-Refunded, 6.20%, 10/01/19    3,400,000     3,568,198
 Tallahassee Health Facilities Revenue, Tallahassee Memorial Healthcare Project,
    6.375%, 12/01/30 ........................................................................   2,500,000     2,564,850
 Tamarac Sales Tax Revenue, FGIC Insured, 5.00%, 4/01/22 ....................................   2,490,000     2,581,806
 Tampa Allegheny Health System Revenue, St. Joseph, MBIA Insured, Pre-Refunded,
    6.50%, 12/01/23 .........................................................................   7,000,000     7,786,520
 Tampa Bay Water Utility System Revenue,
    FGIC Insured, Pre-Refunded, 5.75%, 10/01/29 .............................................  15,000,000    17,736,300
    Series B, FGIC Insured, 5.00%, 10/01/31 .................................................  10,000,000    10,202,200
 Tampa Sports Authority Revenue,
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.00%, 10/01/15 ..............   1,000,000     1,210,430
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.05%, 10/01/20 ..............   1,715,000     2,087,189
    Guaranteed Package, Tampa Bay Arena Project, MBIA Insured, 6.10%, 10/01/26 ..............   2,695,000     3,259,656
    Interlock Agreement, Tampa Bay, MBIA Insured, Pre-Refunded, 6.125%, 10/01/26 ............   6,800,000     7,610,016
    Sales Tax Payments, Stadium Project, 5.25%, 1/01/27 .....................................   5,860,000     6,057,658
 Tampa Water and Sewer Revenue, sub. lien, Series A, AMBAC Insured, 7.25%, 10/01/16 .........   1,330,000     1,335,586
 Tampa-Hillsborough County Expressway Authority Revenue, AMBAC Insured, 5.00%, 7/01/22 ......   5,000,000     5,116,850
 Titusville Water and Sewer Revenue, MBIA Insured, Pre-Refunded, 6.20%, 10/01/14 ............   6,000,000     6,593,580
 Viera East CDD Revenue, Special Assessment, Series B,
    6.75%, 5/01/14 ..........................................................................     300,000       302,901
    ETM, 6.75%, 5/01/14 .....................................................................   7,190,000     8,553,584



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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Viera East CDD,
    Special Assessment, 8.50%, 5/01/04 ...................................................... $   655,000 $     662,081
    Special Assessment, 8.625%, 5/01/14 .....................................................  10,640,000    10,757,040
    Special Assessment, Refunding, 7.00%, 5/01/26 ...........................................   7,355,000     7,829,030
    Special Assessment, Refunding, Series A, 6.00%, 5/01/14 .................................  11,295,000    11,453,130
    Special Assessment, Water Management, Refunding, Series A, 6.50%, 5/01/22 ...............  11,340,000    11,642,665
    Special Assessment, Water Management, Series B, 6.50%, 5/01/05 ..........................     465,000       473,626
    Special Assessment, Water Management, Series B, 6.50%, 5/01/22 ..........................   4,580,000     4,702,240
    Water and Sewer Revenue, 7.875%, 5/01/03 ................................................   1,310,000     1,313,406
    Water and Sewer Revenue, 6.75%, 5/01/09 .................................................   2,850,000     2,974,032
 Village Center CDD, Recreational Revenue, Series A, MBIA Insured, 5.20%, 11/01/25 ..........  10,000,000    10,399,600
 Volusia County Educational Facility Authority Revenue, Educational Facilities,
    Embry Riddle University, Refunding, Series B, AMBAC Insured, 5.25%, 10/15/22 ............   2,000,000     2,102,240
    Stetson University Inc. Project, AMBAC Insured, 5.25%, 6/01/29 ..........................   5,000,000     5,188,450
 Volusia County School Board COP, Master Lease Program, FSA Insured, 5.50%, 8/01/24 .........   5,000,000     5,335,950
 West Lake CDD, Special Assessment Revenue, MBIA Insured, 5.75%, 5/01/17 ....................   1,925,000     2,165,125
 West Orange Healthcare District Revenue, Series A, 5.65%, 2/01/22 ..........................  10,850,000    11,031,521
 West Palm Beach Utility System Revenue, FGIC Insured, 5.50%, 10/01/29 ......................   5,000,000     5,264,250
                                                                                                          -------------
 TOTAL BONDS ................................................................................             1,659,385,174
                                                                                                          -------------
 ZERO COUPON BONDS 6.2%
 Broward County HFAR, SFMR, Refunding, Series B, FHA Insured, 4/01/29 .......................   6,030,000     1,030,708
 Broward County Water and Sewer Utility Revenue, Refunding, Series A, AMBAC Insured, 10/01/08   3,670,000     3,144,970
 Clay County Housing Finance Authority Revenue, SFMR, GNMA Secured, 4/01/33 .................   3,115,000       407,131
 Dade County Guaranteed Entitlement Revenue, Capital Appreciation, AMBAC Insured,
    Pre-Refunded, 8/01/18 ...................................................................  17,020,000     6,525,128
 Duval County Housing Finance Authority SFMR, Capital Appreciation, GNMA Secured, 10/01/32 ..   3,455,000       469,569
 Florida HFC Revenue,
    Capital Appreciation, Homeowner Mortgage, Series 4, FSA Insured, 07/01/30 ...............   8,490,000     1,340,911
    Deferred Interest, Homeowner Mortgage, Series 1, MBIA Insured, 07/01/17 .................   2,865,000     1,364,829
    Deferred Interest, Homeowner Mortgage, Series 2, MBIA Insured, 01/01/29 .................  48,535,000    11,637,722
 Florida State Mid-Bay Bridge Authority Revenue, Series A, AMBAC Insured,
    10/1/25 .................................................................................   9,845,000     3,011,979
    10/1/26 .................................................................................   2,500,000       722,125
 Fort Pierce Utilities Authority Revenue, Capital Appreciation, Series B, AMBAC Insured,
    10/1/20 .................................................................................   3,090,000     1,356,572
    10/1/21 .................................................................................   2,585,000     1,079,005
    10/1/22 .................................................................................   3,090,000     1,204,946
    10/1/23 .................................................................................   3,060,000     1,119,073
    10/1/24 .................................................................................   2,560,000       878,490
 Hillsborough County HFA Mortgage Revenue, SF, Series A, GNMA Secured, 4/01/32 ..............   2,665,000       454,089
 Lakeland Electric and Water Revenue, Capital Appreciation, ETM, 10/01/14 ...................   5,770,000     3,591,133
 Melbourne Water and Sewer Revenue, Capital Appreciation,
    FGIC Insured, ETM, 10/01/2026 ...........................................................   1,500,000       473,715
    Refunding, Series B, FGIC Insured, 10/01/22 .............................................   1,785,000       676,390
    Refunding, Series B, FGIC Insured, 10/01/26 .............................................   4,500,000     1,326,420
 Miami-Dade County Special Obligation,
    Sub Series B, MBIA Insured, 10/01/36 ....................................................   5,635,000       885,202
    Sub Series C, MBIA Insured, 10/01/28 ....................................................   8,305,000     2,054,823
    sub. lien, Refunding, Series A, MBIA Insured, 10/01/2025 ................................  22,365,000     6,630,775
 Palm Beach County HFAR, Capital Appreciation, Refunding, Series A-1, FNMA Insured, 4/01/32 .   3,470,000       540,175
 Pinellas County HFA, SFHMR, Multi County B-1, GNMA Secured, 9/01/31 ........................   2,180,000       348,822
 Port Everglades Authority Port Improvement Revenue,
    Capital Appreciation, 09/01/10 ..........................................................  24,525,000    18,691,729
    Capital Appreciation, ETM, 09/01/10 .....................................................  25,475,000    19,544,660
    Refunding, Series A, 09/01/03 ...........................................................   9,075,000     9,018,100
    Refunding, Series A, 09/01/04 ...........................................................   3,550,000     3,474,953
 Port Saint Lucie Utility Revenue, MBIA Insured, 9/01/29 ....................................  20,000,000     4,445,600




76
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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN FLORIDA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 ZERO COUPON BONDS (CONT.)
 Sarasota Special Obligated Revenue, Refunding, AMBAC Insured,
    11/1/09 ................................................................................. $ 1,365,000 $   1,105,022
    11/1/12 .................................................................................   1,780,000     1,224,729
    11/1/15 .................................................................................   2,180,000     1,283,475
                                                                                                         --------------
 TOTAL ZERO COUPON BONDS ....................................................................               111,062,970
                                                                                                         --------------
 TOTAL LONG TERM INVESTMENTS (COST $1,640,522,078) ..........................................             1,770,448,144
                                                                                                         --------------
 SHORT TERM INVESTMENTS .1%
aPinellas County Florida Health Facility Auth. Rev. 1.15%, 12/01/15 .........................   1,300,000     1,300,000
                                                                                                         --------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,300,000) .............................................                 1,300,000
                                                                                                         --------------
 TOTAL INVESTMENTS (COST $1,641,822,078) 98.8% ..............................................             1,771,748,144
 OTHER ASSETS, LESS LIABILITIES 1.2% ........................................................                21,607,797
                                                                                                         --------------
 NET ASSETS 100.0% ..........................................................................            $1,793,355,941
                                                                                                         ==============


See glossary of terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional rightof demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN GEORGIA TAX-FREE INCOME FUND
                                                                                          YEAR ENDED FEBRUARY 28,
                                                                           ------------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.86   $11.73    $11.03    $12.07    $12.12
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .56      .57       .59       .59       .61
 Net realized and unrealized gains (losses) ..............................      .13      .14       .70     (1.03)      .01
                                                                           ------------------------------------------------
Total from investment operations .........................................      .69      .71      1.29      (.44)      .62
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.56)    (.58)     (.59)     (.60)     (.61)
 Net realized gains ......................................................       --       --        --        -- c    (.06)
                                                                           ------------------------------------------------
Total distributions ......................................................     (.56)    (.58)     (.59)     (.60)     (.67)
                                                                           ------------------------------------------------
Net asset value, end of year .............................................   $11.99   $11.86    $11.73    $11.03    $12.07
                                                                           ================================================

Total return b ...........................................................    6.02%    6.15%    11.93%   (3.71)%     5.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $171,381 $169,489  $163,352  $151,670  $164,669
Ratios to average net assets:
 Expenses ................................................................     .74%     .75%      .76%      .75%      .76%
 Net investment income ...................................................    4.76%    4.83%     5.15%     5.14%     5.00%
Portfolio turnover rate ..................................................   10.56%   19.66%    18.67%    46.90%    12.84%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.94   $11.81    $11.10    $12.15    $12.19
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .50      .51       .53       .53       .54
 Net realized and unrealized gains (losses) ..............................      .14      .13       .71     (1.05)      .02
                                                                           ------------------------------------------------
Total from investment operations .........................................      .64      .64      1.24      (.52)      .56
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.50)    (.51)     (.53)     (.53)     (.54)
 Net realized gains ......................................................       --       --        --        -- c    (.06)
                                                                           ------------------------------------------------
Total distributions ......................................................     (.50)    (.51)     (.53)     (.53)     (.60)
                                                                           ------------------------------------------------
Net asset value, end of year .............................................   $12.08   $11.94    $11.81    $11.10    $12.15
                                                                           ================================================

Total return b ...........................................................    5.50%    5.52%    11.36%   (4.32)%     4.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $32,422   $24,672  $16,780   $14,811   $17,277
Ratios to average net assets:
 Expenses ................................................................    1.27%    1.30%     1.31%     1.30%     1.31%
 Net investment income ...................................................    4.23%    4.29%     4.60%     4.58%     4.45%
Portfolio turnover rate ..................................................   10.56%   19.66%    18.67%    46.90%    12.84%


a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
c The fund made a capital gain distribution of $.002.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003



                                                                                                 PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                            AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.9%
 Athens Housing Authority Student Housing Lease Revenue,
    University of Georgia East Campus Housing, Refunding,AMBAC Insured, 5.00%, 12/01/27 ..... $ 1,150,000   $ 1,176,633
   bUniversity of Georgia, East Campus, Refunding, AMBAC Insured, 5.00%, 12/01/33 ...........   4,750,000     4,830,275
 Atlanta Airport Facilities Revenue,
    Refunding, Series A, FGIC Insured, 5.60%, 1/01/30 .......................................   5,000,000     5,299,100
    Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 .......................................   5,000,000     5,288,200
    Series B, AMBAC Insured, 6.00%, 1/01/21 .................................................     575,000       602,819
    Series B, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/21 ...................................     525,000       586,163
 Atlanta and Fulton County Recreation Authority Revenue, AMBAC Insured, 5.50%, 12/01/20 .....   1,500,000     1,639,515
 Atlanta Development Authority Revenue, Yamacraw Design Center Project, Series A, MBIA
    Insured, 5.125%, 1/01/23 ................................................................   4,150,000     4,312,348
 Atlanta GO, Series A, Pre-Refunded, 6.125%, 12/01/23 .......................................   2,000,000     2,211,840
 Atlanta HDC, Mortgage Revenue, Oakland City/West, Refunding, Series A, FHA Insured,
    6.375%, 3/01/23 .........................................................................   1,480,000     1,513,877
 Atlanta Urban Residential Finance Authority MFHR,
    Defoors Ferry Manor Project, 5.90%, 10/01/18 ............................................   1,700,000     1,792,803
    Fulton Cotton Mill, GNMA Secured, 6.00%, 5/20/17 ........................................   1,040,000     1,102,764
    Fulton Cotton Mill, GNMA Secured, 6.125%, 5/20/27 .......................................   1,560,000     1,635,582
 Augusta Water and Sewer Revenue, FSA Insured, 5.00%, 10/01/32 ..............................   3,000,000     3,059,370
 Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center,
    5.25%, 12/01/22 .........................................................................   2,500,000     1,979,150
    5.375%, 12/01/28 ........................................................................   2,000,000     1,546,180
 Barnesville Water and Sewer Revenue, 6.85%, 9/01/17 ........................................     975,000       998,771
 Brunswick and Glynn County Development Authority Revenue, Georgia Pacific Project,
    Refunding, 5.55%, 3/01/26 ...............................................................   2,000,000     1,305,480
 Bulloch County Development Authority Student Housing Lease Revenue,
    Southern University Project, AMBAC Insured, 4.75%, 8/01/28 ..............................   3,500,000     3,494,715
 Cherokee County Water and Sewage Authority Revenue, MBIA Insured, 6.90%, 8/01/18 ...........      10,000        10,182
 Clayton County Development Authority Revenue, Gateway Village Project, Series A, 6.00%,
    8/01/23 .................................................................................   3,500,000     3,974,005
 Clayton County Housing Authority MFHR,
    Southlake Cove Project A, GNMA Secured, 5.60%, 12/20/24 .................................   2,000,000     2,130,720
    Vineyard Pointe, Series A, GMNA Secured, 5.50%, 10/20/32 ................................   1,485,000     1,545,781
 Clayton County MFHR, Pointe Clear Apartments Project, FSA Insured, 5.70%, 7/01/23 ..........     995,000     1,029,556
 Cobb County Kennestone Hospital Authority Revenue, Series A, MBIA Insured,
    ETM, 7.75%, 2/01/07 .....................................................................      70,000        79,285
 College Park Business and IDAR, Civic Center Project, AMBAC Insured, 5.75%, 9/01/26 ........   2,000,000     2,217,160
 Columbia County GO, Courthouse/Detention Center Projects, 5.00%, 2/01/24 ...................   2,000,000     2,050,360
 Conyers Water and Sewer Revenue, Series A, AMBAC Insured, ETM, 6.60%, 7/01/15 ..............   1,000,000     1,077,930
 De Kalb County Housing Authority MFHR, Castaway Apartments, Series A, GNMA Insured,
    5.40%, 2/20/29 ..........................................................................   2,000,000     2,074,220
 De Kalb County Water and Sewer Revenue, 5.125%, 10/01/31 ...................................   5,000,000     5,134,150
 Fayette County PFAR, Criminal Justice Center Project, Refunding, 5.00%, 6/01/26 ............   3,000,000     3,055,350
 Fitzgerald Housing Authority Mortgage Revenue, Bridge Creek, Refunding, Series A,
    MBIA Insured, 6.50%, 7/01/24 ............................................................     900,000       900,810
 Forsyth County GO, 5.75%, 2/01/19 ..........................................................   1,500,000     1,687,545
 Fulton County Development Authority Revenue,
    Georgia Tech Foundation Funding, Series A, 5.00%, 11/01/31 ..............................   3,000,000     3,041,610
    Georgia Tech Foundation, Sac II Project, Series A, 5.25%, 11/01/30 ......................   5,000,000     5,218,700
 Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc.
    Project, 5.45%, 5/01/23 .................................................................   1,000,000       601,310
 Gainesville and Hall County Hospital Authority Revenue Anticipation Certificates,
    Northeast Health System Inc. Project, Refunding, 5.50%, 5/15/31 .........................   2,500,000     2,514,525
 Georgia Local Government COP, Grantor Trust, Series A, MBIA Insured, 4.75%, 6/01/28 ........   2,000,000     2,011,600
 Georgia Municipal Association Inc. COP, City Court Atlanta Project, AMBAC Insured,
    5.25%, 12/01/26 .........................................................................   2,000,000     2,086,780
 Georgia Municipal Electric Authority Power Revenue, Series W,
    6.60%, 1/01/18 ..........................................................................     955,000     1,202,288
    ETM, 6.60%, 1/01/18 .....................................................................      45,000        57,691
 Georgia Municipal Gas Authority Gas Revenue, City of Toccoa Project, AMBAC Insured,
    5.00%, 6/01/24 ..........................................................................   1,000,000     1,018,770
 Georgia Private Colleges and Universities Authority Student Housing Revenue,
    Mercer Housing Corp. Project, Series A, 6.00%, 6/01/24 ..................................   2,550,000     2,642,744
 Georgia State HFAR,
    Homeownership Opportunity Program, Series A-1, 6.75%, 6/01/17 ...........................   1,900,000     1,917,062
    Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ............................     305,000       311,914
    MF, Club Candlewood Project, FSA Insured, Pre-Refunded, 7.15%, 1/01/25 ..................   1,000,000     1,182,080
    MF, Lake Vista Apartments Project, Series A, FSA Insured, 5.95%, 1/01/27 ................   1,000,000     1,048,940
    SF, Sub Series C-2, 5.95%, 12/01/31 .....................................................   4,910,000     5,111,310
    SFM, Series B, Sub Series B-2, 6.15%, 12/01/28 ..........................................     905,000       937,191
    SFM, Sub Series B-2, 5.85%, 12/01/28 ....................................................   2,680,000     2,781,679



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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                             AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
 Gwinnett County Hospital Authority Revenue Anticipation Certificates, Gwinnett
    Hospital Systems Inc. Project, Series B, MBIA Insured,  5.30%, 9/01/27 .................. $ 3,750,000   $ 3,924,300
 Gwinnett County Water and Sewer Authority Revenue, 5.25%, 8/01/25 ..........................   2,795,000     2,954,203
 Henry County Hospital Authority Revenue, Henry Medical Center Inc. Project,
    Refunding, AMBAC Insured, 6.00%, 7/01/29 ................................................   5,000,000     5,656,000
 Hogansville Combined Public Utility System Revenue, Refunding, FSA Insured,
    6.00%, 10/01/23 .........................................................................   3,300,000     3,944,622
 Marietta Development Authority Revenue, First Mortgage, Life College Inc.,
    Refunding, Series A, FSA Insured, 5.75%, 9/01/14 ........................................   1,800,000     1,985,706
    Refunding, Series A, FSA Insured, 5.80%, 9/01/19 ........................................   1,100,000     1,204,093
    Refunding, Series A, FSA Insured, 5.95%, 9/01/19 ........................................   1,000,000     1,098,470
    Series B, FSA Insured, 5.75%, 9/01/14 ...................................................     800,000       882,536
 Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
 Regional Healthcare System, MBIA Insured, 5.50%, 8/01/25 ...................................   6,000,000     6,317,100
 Meriwether County PFAR, Meriwether County Schools Project, MBIA Insured, 5.85%,
    10/01/26 ................................................................................   1,000,000     1,076,400
 Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Series A,
    MBIA Insured, Pre-Refunded, 6.90%, 7/01/20 ..............................................   5,930,000     6,497,027
 Monroe County Development Authority PCR, Oglethorpe Power Co., Scherer Project,
    Refunding, Series A, 6.80%, 1/01/12 .....................................................   1,500,000     1,815,735
 Newton County Hospital Authority Revenue, Newton Health System Project 1999,
    AMBAC Insured, 6.10%, 2/01/24 ...........................................................   4,500,000     5,102,235
 Private Colleges and Universities Authority Revenue,
    Emory University Project, Refunding, Series A, 5.50%, 11/01/25 ..........................  10,000,000    10,654,300
    Mercer University Project, Refunding, Series A, 5.25%, 10/01/25 .........................   2,500,000     2,511,875
    Mercer University Project, Refunding, Series A, 5.375%, 10/01/29 ........................   2,000,000     2,019,740
 Puerto Rico Commonwealth GO, Public Improvement, Refunding, 5.375%, 7/01/25 ................   2,000,000     2,075,860
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ..........................................................................      10,000        10,063
    7.50%, 7/01/09 ..........................................................................       5,000         5,030
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series U, 6.00%, 7/01/14 .....................................................   1,000,000     1,063,470
    Series T, Pre-Refunded, 6.00%, 7/01/16 ..................................................   1,000,000     1,084,540
 Richmond County Development Authority, Solid Waste Disposal Revenue,
    International Paper Co. Project, 5.80%, 12/01/20 ........................................   1,500,000     1,524,060
 Rockdale County Water and Sewer Authority Revenue, Refunding, Series A, MBIA Insured,
    5.375%, 7/01/29 .........................................................................   5,000,000     5,245,100
 Savannah Hospital Authority Revenue, St. Joseph's Hospital Project, Pre-Refunded,
    6.20%, 7/01/23 ..........................................................................   2,000,000     2,072,860
 Savannah Port Authority PCR, Union Carbide Plastic Co. Inc., Refunding, 7.55%, 8/01/04 .....   4,600,000     4,639,146
 St. Mary's Housing Authority MFMR,
    Cumberland Oaks Apartments, Refunding, Series A, FHA Insured, 7.375%, 9/01/22 ...........     500,000       503,365
    Pine Apartments, Series C, FHA Insured, 7.375%, 4/01/22 .................................     700,000       704,710
 Suwanee GO, MBIA Insured, 5.25%, 1/01/32 ...................................................   3,000,000     3,124,440
 Tift County Hospital Authority Revenue, Antic Certificates, AMBAC Insured, 5.00%, 12/01/27 .   1,000,000     1,012,370
 Upper Oconee Basin Water Authority Revenue, FGIC Insured, 5.25%, 7/01/27 ...................   1,550,000     1,608,993
 Valdosta and Lowndes County Hospital Authority Revenue, Certificates, South Georgia
    Medical Center Project, AMBAC Insured, 5.25%, 10/01/27 ..................................   3,000,000     3,123,420
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .........................................................................     850,000       896,946
    5.50%, 10/01/22 .........................................................................   1,200,000     1,217,748
    5.625%, 10/01/25 ........................................................................   1,530,000     1,550,150
 Walker, Dade and Catoosa Counties Hospital Authority Revenue, Series A, FGIC Insured,
    Pre-Refunded, 7.00%, 10/01/10 ...........................................................   1,500,000     1,506,465
 Walton County Water and Sewer Authority Revenue, Refunding and Improvement,
    MBIA Insured, 6.00%, 2/01/21 ............................................................     750,000       837,285
 Ware County Hospital Authority Revenue, Anticipation Certificates, MBIA Insured,
    5.25%, 3/01/25 ..........................................................................   3,000,000     3,127,890
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $188,655,931) ............................................               199,607,086
                                                                                                           ------------




                                             See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN GEORGIA TAX-FREE INCOME FUND                                                             AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 2.7%
aAtlanta Downtown Development Authority Revenue, Underground Atlanta Project, Refunding,
    Daily VRDN and Weekly Put, .97%, 10/01/16 ...............................................  $  800,000  $    800,000
aAtlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and
    Put, 1.10%, 11/01/41 ....................................................................   4,100,000     4,100,000
aMonroe County Development Authority PCR, Georgia Power Co., Plant Scherer,
    Daily VRDN and Put, 1.05%, 9/01/29 ......................................................     500,000       500,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,400,000) .............................................                 5,400,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $194,055,931) 100.6% ...............................................               205,007,086
 OTHER ASSETS, LESS LIABILITIES -.6% ........................................................                (1,203,991
                                                                                                           ------------
 NET ASSETS 100.0% ..........................................................................              $203,803,095
                                                                                                           ============

See glossary of terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
b Sufficient collateral has been segregated for securities traded on a when-needed or delayed delivery basis.

                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN KENTUCKY TAX-FREE INCOME FUND
                                                                                           YEAR ENDED FEBRUARY 28,
                                                                           -----------------------------------------------
                                                                               2003     2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.13   $11.03    $10.42    $11.47    $11.45
                                                                           -----------------------------------------------
Income from investment operations:
 Net investment income a ................................................       .52      .55       .57       .58       .59
 Net realized and unrealized gains (losses) .............................       .17      .10       .61     (1.04)      .03
                                                                           -----------------------------------------------
Total from investment operations ........................................       .69      .65      1.18      (.46)      .62
                                                                           -----------------------------------------------
Less distributions from:
 Net investment income ..................................................      (.52)    (.55)     (.57)     (.59)     (.60)
                                                                           -----------------------------------------------
Total distributions .....................................................      (.52)    (.55)     (.57)     (.59)     (.60)
                                                                           -----------------------------------------------
Net asset value, end of year ............................................    $11.30   $11.13    $11.03    $10.42    $11.47
                                                                           ===============================================

Total return b ..........................................................     6.38%    6.08%    11.65%   (4.13)%     5.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $114,541  $96,299   $76,369   $63,964   $64,516
Ratios to average net assets:
 Expenses ...............................................................      .60%     .52%      .45%      .45%      .42%
 Expenses excluding waiver and payments by affiliates ...................      .80%     .82%      .82%      .81%      .81%
 Net investment income ..................................................     4.67%    4.96%     5.34%     5.31%     5.12%
Portfolio turnover rate .................................................     7.34%    6.07%    12.80%    16.31%    10.49%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                 PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 96.2%
 BONDS 95.1%
 Ashland Solid Waste Revenue, Ashland Oil Inc. Project, 7.20%, 10/01/20 ....................... $1,000,000  $ 1,006,310
 Boone County GO, Public Project, 5.00%,
    4/01/20 ...................................................................................  1,310,000    1,370,221
    4/01/21 ...................................................................................  1,000,000    1,037,630
 Boone County PCR, Dayton Power and Light Co., Collateralized, Refunding,
    Series A, 6.50%, 11/15/22 .................................................................    710,000      726,678
 Boone Florence Water Commission Water Supply Systems Revenue, Refunding, FGIC Insured, 5.00%,
    12/01/22 ..................................................................................  1,200,000    1,244,352
    12/01/27 ..................................................................................  2,000,000    2,048,300
 Bowling Green ISD, Finance Corp. School Building Revenue, 5.75%, 1/01/20 .....................  1,140,000    1,261,672
 Campbell and Kenton Counties Sanitation District No.1 Sanitation District
    Revenue, Series A, FSA Insured, 5.00%,
    8/01/19 ...................................................................................  1,500,000    1,584,030
    8/01/24 ...................................................................................  2,000,000    2,049,680
 Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.375%,
    5/15/33 ...................................................................................  3,000,000    2,927,550
 Christian County Hospital Revenue, Jennie Stuart Medical Center, Series A, 6.00%, 7/01/17 ....  1,000,000    1,045,190
 Christian County Public Courthouse Corp. Lease Revenue, District Court Facilities Project,
    5.125%, 8/01/20 ...........................................................................  1,015,000    1,086,476
 Danville Multi-City Lease Revenue, Campbellsville, Series B, MBIA Insured, 6.15%, 7/01/12 ....  1,500,000    1,616,220
 Elizabethtown Public Properties Holding Inc. Revenue, First Mortgage, Administrative
    Office of the Courts, Judicial Facilities Project, MBIA Insured, 5.20%, 4/01/22 ...........  2,000,000    2,071,920
 Fayette County School District Finance Corp. School Building Revenue,
    5.50%, 9/01/18 ............................................................................  2,500,000    2,730,275
    Series A, AMBAC Insured, 5.25%, 4/01/20 ...................................................  2,160,000    2,317,010
 Florence GO, Public Project, Series A, FGIC Insured, 5.00%, 11/01/32 .........................  1,000,000    1,018,320
 Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted
    Projects, Refunding, Series A, MBIA Insured, 6.10%, 1/01/24 ...............................  1,660,000    1,665,777
 Guam Airport Authority Revenue, Series A, 6.50%, 10/01/23 ....................................    400,000      412,644
 Hancock County Solid Waste Disposal Revenue, Willamette Industries Inc. Project,
    6.60%, 5/01/26 ............................................................................  1,000,000    1,053,590
 Hardin County School District Finance Corp. School Building Revenue, 5.75%, 2/01/20 ..........  1,500,000    1,661,670
 Hardin County Water District No. 2, Water System Revenue, Series A, AMBAC Insured,
    5.00%, 1/01/31 ............................................................................  2,620,000    2,662,208
 Harlan County Justice Center GO, First Judicial Center Project, AMBAC Insured, 5.00%,3/01/25 .  1,330,000    1,359,952
 Henry County Water District No. 2 Water Revenue, Refunding, MBIA Insured, 4.75%, 1/01/28 .....  2,035,000    2,038,826
 Jefferson County Health Facilities Revenue, Jewish Hospital Healthcare Services Inc.,
    AMBAC Insured, Pre-Refunded, 6.50%, 5/01/15 ...............................................    750,000      771,360
    AMBAC Insured, Pre-Refunded, 6.55%, 5/01/22 ...............................................    720,000      740,556
    Refunding, AMBAC Insured, 5.75%, 1/01/26 ..................................................  1,000,000    1,074,520
 Jefferson County PCR, DuPont, Series A, 6.30%, 7/01/12 .......................................    450,000      467,069
 Jefferson County School District Financial Corp. School Building Revenue, Series A,
    FSA Insured, 5.25%, 7/01/18 ...............................................................  1,500,000    1,614,900
 Jessamine County School District Finance Corp. School Building Revenue, 5.50%, 1/01/21 .......  2,500,000    2,645,075
 Kenton County Airport Board Revenue,
    Cincinnati/Northern Kentucky International Airport, Series B, MBIA Insured, 5.75%, 3/01/13   1,230,000    1,351,118
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.50%, 2/01/20 .................    445,000      369,150
    Special Facilities, Delta Airlines Inc. Project, Series A, 7.125%, 2/01/21 ................    325,000      260,306
    Special Facilities, Delta Airlines Inc. Project, Series B, 7.25%, 2/01/22 .................    445,000      364,442
 Kentucky Area Development Districts Financing Trust Lease Program Revenue,City of Ewing,
    6.00%, 6/01/30 ............................................................................  2,000,000    2,149,420
    Series C, 6.00%, 6/01/30 ..................................................................  1,285,000    1,401,434
    Series E, 5.70%, 6/01/22 ..................................................................  1,000,000    1,096,980
 Kentucky Development Finance Authority Hospital Revenue, St. Elizabeth Medical Center,
    Refunding and Improvement, Series A, FGIC Insured, 6.00%, 11/01/10 ........................    750,000      753,023
 Kentucky Economic Development Finance Authority College and University Revenue,
    Centre College Project, Refunding and Improvement, FSA Insured, 5.00%, 4/01/32 ............  3,000,000    3,057,030
 Kentucky Economic Development Finance Authority Hospital Facilities Revenue,
    St.Elizabeth Medical Center Project, Series A, FGIC Insured, 6.00%, 12/01/22 ..............    625,000      657,894
 Kentucky Economic Development Finance Authority Hospital System Revenue,
    Appalachian Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..  2,000,000    1,767,860
 Kentucky Economic Development Finance Authority Medical Center Revenue, Ashland
    Hospital Corp., Refunding and Improvement, Series A, FSA Insured, 6.125%, 2/01/12 .........    500,000      512,145



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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 BONDS (CONT.)
 Kentucky Economic Development Finance Authority Revenue, Catholic Health Project,
    Refunding and Improvement, Series A, 5.00%, 12/01/18 .....................................  $2,000,000  $ 2,021,640
 Kentucky HFC Revenue,
    Refunding, Series A, 6.375%, 7/01/28 .....................................................     155,000      161,750
    Series B, 6.25%, 7/01/28 .................................................................   1,080,000    1,127,390
    Series C, FHA Insured, 6.40%, 1/01/17 ....................................................     630,000      653,474
 Kentucky Infrastructure Authority Revenue,
    Infrastructure Revolving Fund Program, Series J, Pre-Refunded, 6.375%, 6/01/14 ...........     500,000      566,235
    Series A, 5.00%, 6/01/19 .................................................................   1,140,000    1,199,645
    Series A, 5.00%, 6/01/20 .................................................................   1,250,000    1,310,963
    Series A, 5.00%, 6/01/21 .................................................................   1,190,000    1,236,315
 Kentucky Rural Water Finance Corp. Public Project Revenue, Flexible Term Program,
    Series A, 5.00%, 2/01/26 .................................................................   1,055,000    1,073,093
 Kentucky State Property and Buildings Commission Revenues,
    Project No. 56, Pre-Refunded, 6.00%, 9/01/14 .............................................     700,000      764,288
    Project No. 62, Refunding, 2nd Series, 5.25%, 10/01/18 ...................................   3,540,000    3,834,988
    Project No. 64, MBIA Insured, 5.50%, 5/01/17 .............................................   1,535,000    1,672,029
    Refunding, Project No. 69, Series A, FSA Insured, 5.00%, 8/01/21 .........................   2,300,000    2,384,548
 Lexington-Fayette Urban County Government Revenue, University of Kentucky Library
    Project, MBIA Insured, Pre-Refunded,
    6.625%, 11/01/13 .........................................................................     500,000      555,010
    6.75%, 11/01/24 ..........................................................................     750,000      834,045
 Louisville and Jefferson County Metropolitan Sewer District Sewer and Drain System
    Revenue, Series A,
    AMBAC Insured, Pre-Refunded, 6.75%, 5/15/25 ..............................................     300,000      334,260
    FGIC Insured, 5.00%, 5/15/30 .............................................................   2,750,000    2,792,955
 Louisville Parking Authority of River City, MBIA Insured, 5.00%, 6/01/29 ....................   3,290,000    3,355,636
 Louisville Waterworks Board Water System Revenue, Louisville Water Co.,
    FSA Insured, 5.50%, 11/15/25 .............................................................   2,000,000    2,119,380
    Refunding, FSA Insured, 5.25%, 11/15/24 ..................................................   2,500,000    2,600,850
 McCracken County Hospital Revenue, Mercy Health System, Refunding, Series A,
    MBIA Insured,  6.40%, 11/01/07 ...........................................................     500,000      546,350
 Northern Kentucky University COP, AMBAC Insured, 5.00%, 12/01/27 ............................   1,500,000    1,533,555
 Northern Kentucky Water Service District Revenue, MBIA Insured, 4.875%, 2/01/20 .............   1,270,000    1,316,850
 Pendleton County Multi-County Lease
 Revenue, Kentucky Association of Counties Leasing Trust, Series A, 6.50%, 3/01/19 ...........   1,050,000    1,088,903
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .............................................................     430,000      467,062
    Public Improvement, Series A, 5.125%, 7/01/31 ............................................   5,000,000    5,051,950
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 ................................................................   2,500,000    2,574,625
 Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/36 ....................   1,450,000    1,474,476
 Russell Health System Revenue,
    Our Lady of Bellefonte, Pre-Refunded, 5.50%, 7/01/15 .....................................     800,000      911,144
    Pre-Refunded, 8.10%, 7/01/15 .............................................................     165,000      192,614
    Pre-Refunded, 8.10%, 7/01/15 .............................................................     145,000      177,321
 University of Kentucky University Revenue, Construction of Educational Buildings,
    Series Q, FGIC Insured, 5.00%, 5/01/18 ...................................................   1,785,000    1,875,748
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ....   2,000,000    2,026,340
                                                                                                           ------------
 TOTAL BONDS .................................................................................              108,886,215
                                                                                                           ------------
 ZERO COUPON BONDS 1.1%
 Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc.,
    Series C, MBIA Insured,
    zero cpn. to 10/01/05, 6.15% thereafter, 10/01/24, .......................................     405,000      379,967
    zero cpn. to 10/01/05, 6.15% thereafter, 10/01/25, .......................................     935,000      871,429
                                                                                                           ------------
 TOTAL ZERO COUPON BONDS .....................................................................                1,251,396
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $105,101,820) .............................................              110,137,611
                                                                                                           ------------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN KENTUCKY TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 1.9%
aKentucky Area Development Districts Financing Trust Lease Program Revenue,
  Ewing Acquisition Project, Weekly VRDN and Put, 1.24%, 6/01/33 .............................. $  555,000 $    555,000
aKentucky Development Finance Authority Revenue, Pooled Loan Program, Series A,
  FGIC Insured, Weekly VRDN and Put, 1.15%, 12/01/15 ..........................................    100,000      100,000
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding,
  MBIA Insured, Weekly VRDN and Put, .93%, 12/01/15 ...........................................    500,000      500,000
aPuerto Rico Commonwealth Highway and Transportation Authority Transportation
  Revenue, Series A, AMBAC Insured, Weekly VRDN and Put, 1.10%, 7/01/28 .......................  1,055,000    1,055,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,210,000) ...............................................               2,210,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $107,311,820) 98.1% ..................................................             112,347,611
 OTHER ASSETS, LESS LIABILITIES 1.9% ..........................................................               2,193,537
                                                                                                           ------------
 NET ASSETS 100.0% ............................................................................            $114,541,148
                                                                                                           ============

See glossary of terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.




                                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN LOUISIANA TAX-FREE INCOME FUND
                                                                                         YEAR ENDED FEBRUARY 28,
                                                                            ----------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.38   $11.22    $10.55    $11.59    $11.61
                                                                            ----------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .55      .56       .58       .58       .60
 Net realized and unrealized gains (losses) ..............................      .17      .16       .67     (1.03)     (.01)
                                                                            ----------------------------------------------
Total from investment operations .........................................      .72      .72      1.25      (.45)      .59
                                                                            ----------------------------------------------
Less distributions from net investment income ............................     (.55)    (.56)     (.58)     (.59)     (.61)
                                                                            ----------------------------------------------
Net asset value, end of year .............................................   $11.55   $11.38    $11.22    $10.55    $11.59
                                                                            ==============================================

Total return b ...........................................................    6.52%    6.73%    12.05%   (3.93)%     5.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $177,211 $167,909  $154,750  $144,299  $158,099
Ratios to average net assets:
 Expenses ................................................................     .74%     .74%      .74%      .74%      .75%
 Net investment income ...................................................    4.84%    4.99%     5.32%     5.29%     5.14%
Portfolio turnover rate ..................................................   12.60%   10.05%     8.63%    27.31%    14.99%

CLASS C
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.47   $11.29    $10.62    $11.66    $11.68
                                                                            ----------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .49      .51       .52       .53       .54
 Net realized and unrealized gains (losses) ..............................      .18      .17       .67     (1.04)     (.01)
                                                                            ----------------------------------------------
Total from investment operations .........................................      .67      .68      1.19      (.51)      .53
                                                                            ----------------------------------------------
Less distributions from net investment income ............................     (.49)    (.50)     (.52)     (.53)     (.55)
                                                                            ----------------------------------------------
Net asset value, end of year .............................................   $11.65   $11.47    $11.29    $10.62    $11.66
                                                                            ==============================================

Total return b ...........................................................    5.98%    6.18%    11.46%   (4.45)%     4.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $20,503  $16,047   $12,424   $10,730    $9,982
Ratios to average net assets:
 Expenses ................................................................    1.28%    1.29%     1.29%     1.29%     1.31%
 Net investment income ...................................................    4.30%    4.44%     4.77%     4.74%     4.58%
Portfolio turnover rate ..................................................   12.60%   10.05%     8.63%    27.31%    14.99%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.





                                            See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS 97.8%
 Bossier City Public Improvement Sales and Use Tax Revenue,
    FGIC Insured, 5.00%, 12/01/19 ............................................................ $ 1,145,000  $ 1,197,521
    Refunding, FGIC Insured, 5.00%, 12/01/21 .................................................   1,875,000    1,930,631
    Refunding, FGIC Insured, 5.00%, 12/01/22 .................................................   1,515,000    1,543,103
 Bossier Parish Sales and Use Tax Revenue, AMBAC Insured, 5.00%, 7/01/20 .....................   1,900,000    2,003,797
 Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding, Series B,
    6.875%, 11/01/12 .........................................................................     340,000      349,513
 Calcasieu Parish Public Trust Authority SFMR, Series A, GNMA Secured, 6.40%, 4/01/32 ........     175,000      182,936
 Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese Student Housing Project,
    MBIA Insured, 5.25%,
    5/01/21 ..................................................................................   1,505,000    1,600,462
    5/01/33 ..................................................................................   2,500,000    2,593,650
 De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
    7.70%, 11/01/18 ..........................................................................   1,500,000    1,595,790
    5.65%, 12/01/21 ..........................................................................   1,000,000      981,780
 De Soto Parish PCR, Cleco Utility Group Inc. Project, Refunding, AMBAC Insured,
    5.875%, 9/01/29 ..........................................................................  11,500,000   12,780,637
 Denham Spring Livingston Housing and Mortgage Finance Authority SFHR, Series A,
    FHA Insured, ETM, 7.20%, 8/01/10 .........................................................   1,380,000    1,744,458
 East Baton Rouge Mortgage Finance Authority Revenue, SFM Purchase, Refunding,
    Series A, 6.10%, 10/01/29 ................................................................     750,000      781,890
 East Baton Rouge Parish Sales and Use Tax Revenue,
    Public Improvement, Series ST, FGIC Insured, 5.00%, 2/01/20 ..............................   1,000,000    1,046,060
    Series ST, FGIC Insured, 5.90%, 2/01/18 ..................................................     750,000      808,755
 Jefferson Sales Tax District Special Sales Tax Revenue,
    Refunding, FSA Insured, 5.00%, 12/01/22 ..................................................   3,000,000    3,066,900
    Special Tax Bond, AMBAC Insured, 5.00%, 12/01/20 .........................................   4,195,000    4,372,616
 Lafayetta Public Trust Financing Authority Revenue, SLCC Facilities Corp. Project,
    MBIA Insured, 4.75%, 10/01/22 ............................................................   1,750,000    1,771,718
 Lafayette Public Trust Financing Authority Revenue, Ragin Cajun Facilities Inc. Project,
    MBIA Insured, 5.00%, 10/01/22 ............................................................   1,500,000    1,551,960
 Lafayette Public Trust Financing Authority SFMR, Series A, ETM, 7.20%, 4/01/11 ..............      30,000       37,770
 Lafourche Parish Home Mortgage Authority SFMR, ETM, 7.40%, 7/01/10 ..........................      85,000      100,031
 Lake Charles Harbor and Terminal District Port Facilities Revenue, Occidental
    Petroleum Corp., Refunding, 7.20%, 12/01/20 ..............................................   3,000,000    3,076,440
 Louisiana HFA, Mortgage Revenue,
    MF, Refunding, Series A, FHA Insured, 7.00%, 7/01/22 .....................................   2,795,000    2,798,326
    MF, Westview Project, 7.80%, 4/01/30 .....................................................     750,000      761,618
    SF, Series A-1, GNMA Secured, 5.45%, 12/01/20 ............................................   1,780,000    1,834,610
 Louisiana Local Government Environmental Facilities CDA Revenue,
    Delgado Community College Foundation Project, AMBAC Insured, 6.00%, 10/01/29 .............   1,000,000    1,134,950
    Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/21 ..........................   2,215,000    2,293,987
    MBIA Insured, 5.00%, 12/01/26 ............................................................   3,000,000    3,062,400
    Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/31 .......   2,000,000    2,094,280
    Parking Facilities Corp. Garage Project, Series A, AMBAC Insured, 5.375%, 10/01/26 .......   2,000,000    2,105,820
 Louisiana Local Government Environmental Facility CDA Revenue, MBIA Insured,
    5.00%, 12/01/32 ..........................................................................   1,350,000    1,373,868
 Louisiana Local Government Environmental Facility Revenue, Baton Rouge Apartments, Series A,
    MBIA Insured, 6.375%, 1/01/30 ............................................................   4,265,000    4,624,838
 Louisiana Public Facilities Authority Hospital Revenue,
    Franciscan Missionaries, Series C, MBIA Insured, 5.00%, 7/01/19 ..........................   3,750,000    3,901,538
    Pendleton Memorial Methodist, Refunding, 5.25%, 6/01/28 ..................................   4,500,000    2,708,190
    Touro Infirmary Project, Series A, 5.625%, 8/15/29 .......................................   6,000,000    5,930,580
 Louisiana Public Facilities Authority Lease Revenue, Orleans Parish School Board Project,
    FSA Insured, 5.65%, 6/15/11 ..............................................................   1,230,000    1,315,190
 Louisiana Public Facilities Authority Revenue,
    Centenary College Project, Refunding, 5.75%, 2/01/29 .....................................   7,300,000    7,350,224
    Dillard University Project, Refunding, AMBAC Insured, 5.00%, 2/01/18 .....................   1,500,000    1,568,490
    Dillard University Project, Series A, AMBAC Insured, 5.30%, 8/01/26 ......................   1,540,000    1,613,104
    HFA, Mortgage Purchase, FNMA Insured, 6.05%, 1/01/26 .....................................   1,200,000    1,233,960
    MFH, One Lakeshore, Refunding, Series A, GNMA Secured, 6.40%, 7/20/20 ....................   1,900,000    1,982,726
    Ochsner Clinic Foundation Project, Series B, 5.75%, 5/15/23 ..............................   2,500,000    2,546,100
    SFM Purchase, Series C, 8.45%, 12/01/12 ..................................................     292,319      297,119
    Tulane University, AMBAC Insured, 6.05%, 10/01/25 ........................................   5,500,000    6,203,065
    Tulane University, Refunding, Series A, AMBAC Insured, 5.125%, 7/01/27 ...................   3,000,000    3,083,730
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/17 ..........   1,000,000    1,081,830
    Xavier University of Louisiana Project, Refunding, MBIA Insured, 5.25%, 9/01/27 ..........   6,015,000    6,167,721
 Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured, 5.00%, 6/01/27 ..........   3,500,000    3,564,575


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-----------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS (CONT.)
 Louisiana State Office Facilities Corp. Lease Revenue, Capital Complex Program,
    AMBAC Insured, 5.00%, 5/01/21 ............................................................ $ 2,500,000  $ 2,594,700
    Series A, MBIA Insured, 5.375%, 3/01/19 ..................................................   3,000,000    3,213,270
 Louisiana State Offshore Terminal Authority Deepwater Port Revenue,
    Loop Inc. Project, First Stage, Refunding, Series B, 7.20%, 9/01/08 ......................   1,000,000    1,016,900
    Series E, 7.60%, 9/01/10 .................................................................     480,000      490,066
 Louisiana State University Agricultural and Mechanical College University Revenues,
    Auxiliary, MBIA Insured, 5.50%, 7/01/26 ..................................................   1,500,000    1,598,955
 Louisiana State University and Agricultural and Mechanical College Board Revenue,
    AMBAC Insured, 5.00%, 7/01/22 ............................................................   5,000,000    5,181,450
 Monroe Sales and Use Tax Revenue, FGIC Insured, 5.25%, 7/01/23 ..............................   1,535,000    1,620,807
 New Orleans GO,
    Drain Systems, AMBAC Insured, 5.00%, 12/01/18 ............................................   1,000,000    1,043,990
    Public Improvement, FGIC Insured, 5.25%, 12/01/21 ........................................   1,295,000    1,381,338
    Public Improvement, FGIC Insured, 5.125%, 12/01/26 .......................................   2,000,000    2,055,860
    Refunding, MBIA Insured, 5.125%, 9/01/21 .................................................   2,000,000    2,097,240
 Orleans Levee District Revenue, Levee Improvement, Refunding, FSA Insured,
    5.95%, 11/01/14 ..........................................................................     765,000      858,039
 Orleans Parish Parishwide School District GO, Refunding, Series B, FGIC Insured,
    5.50%, 9/01/20 ...........................................................................   1,000,000    1,062,120
 Orleans Parish School Board GO, Series 95, FGIC Insured, 5.375%, 9/01/18 ....................   1,950,000    2,072,324
 Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood
 Regional Medical Center, Refunding, FSA Insured, 5.75%, 5/15/21 .............................   2,500,000    2,743,175
 Ouachita Parish La West Ouachita Parish School District Sales and Use Tax Revenue,
    FGIC Insured, 5.75%, 9/01/24 .............................................................   1,410,000    1,530,865
 Puerto Rico Commonwealth GO, Public Improvement, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 .   4,500,000    5,333,895
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................      55,000       55,349
    7.75%, 7/01/08 ...........................................................................      40,000       40,247
 Rapides Parish Housing and Mortgage Finance Authority Revenue, SFM Purchase,
    FHA Insured, ETM, 7.25%, 8/01/10 .........................................................   1,065,000    1,256,391
 Shreveport Certificates of Indebtedness Revenue, Refunding, Series A, AMBAC Insured,
    5.00%, 10/01/16 ..........................................................................   1,000,000    1,065,210
 Shreveport Water and Sewer Revenue, Series A, FGIC Insured, 5.95%, 12/01/14 .................   3,500,000    3,641,505
 St. Bernard Home Mortgage Authority Revenue, SF, Series A, FGIC Insured, ETM,7.50%, 9/01/10 .     435,000      563,051
 St. Bernard Parish Exempt Facilities Revenue, Mobil Oil Corp. Project, 5.90%, 11/01/26 ......   1,500,000    1,578,285
 St. Bernard Parish Home Mortgage Authority SFMR, Refunding, Series A, 8.00%, 3/25/12 ........      80,165       80,165
 St. Charles Parish PCR, Louisiana Power and Light Co. Project, 7.50%, 6/01/21 ...............   2,500,000    2,535,850
 St. Charles Parish Solid Waste Disposal Revenue, Louisiana Power and Light Co. Project,
    7.05%, 4/01/22 ...........................................................................   1,500,000    1,513,800
    Series A, 7.00%, 12/01/22 ................................................................     750,000      769,275
 St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 ................   2,500,000    2,520,875
 St. Tammany's Public Trust Financing Authority SFMR, Series A, ETM, 7.20%,
    7/01/10 ..................................................................................     105,000      122,342
    7/01/11 ..................................................................................      50,000       64,129
 State Colleges and Universities Lease Revenue, University of Southwestern Louisiana,
    Cajundome, MBIA Insured, 5.65%, 9/01/26 ..................................................   3,080,000    3,327,878
 Tangipahoa Parish Hospital Service District No. 1, Hospital Revenue, Refunding,
    AMBAC Insured, 6.25%, 2/01/24 ............................................................   5,500,000    5,824,445
 Tobacco Settlement Financing Corp. Revenue, Series 2001B, 5.875%, 5/15/39 ...................   3,000,000    2,619,960
 University of Louisiana Board of Supervisors Lease Revenue, LaFayette Cajundome
    Convention, MBIA Insured, 6.25%, 9/01/29 .................................................   1,200,000    1,381,212
 University System Board of Supervisors Revenue, Northwestern State University Wellness,
    AMBAC Insured, 5.10%, 4/01/24 ............................................................   1,000,000    1,027,250
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .....   3,000,000    3,097,290
 West Feliciana Parish PCR, Gulf State Utility Co. Project, 7.70%, 12/01/14 ..................   6,500,000    6,661,395
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $183,968,814) .............................................              193,392,155
                                                                                                           ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)


                                                                                                 PRINCIPAL
 FRANKLIN LOUISIANA TAX-FREE INCOME FUND                                                           AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 1.2%
aLouisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc., First Stage,
    ACES, Refunding, Daily VRDN and Put, 1.15%, 9/01/06 ...................................... $ 1,400,000  $ 1,400,000
aPuerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .95%, 7/01/28 ..............................   1,000,000    1,000,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $2,400,000) ..............................................                2,400,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $186,368,814) 99.0% .................................................              195,792,155
 OTHER ASSETS, LESS LIABILITIES 1.0% .........................................................                1,922,003
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $197,714,158
                                                                                                           ============






See glossary of terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MARYLAND TAX-FREE INCOME FUND
                                                                                          YEAR ENDED FEBRUARY 28,
                                                                           -----------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.52   $11.36    $10.63    $11.66    $11.64
                                                                           -----------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .54      .55       .57       .56       .58
 Net realized and unrealized gains (losses) ..............................      .26      .17       .72     (1.00)      .06
                                                                           -----------------------------------------------
Total from investment operations .........................................      .80      .72      1.29      (.44)      .64
                                                                           -----------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.54)    (.56)     (.56)     (.56)     (.58)
 Net realized gains ......................................................       --       --        --      (.03)     (.04)
                                                                           -----------------------------------------------
Total distributions ......................................................     (.54)    (.56)     (.56)     (.59)     (.62)
                                                                           -----------------------------------------------
Net asset value, end of year .............................................   $11.78   $11.52    $11.36    $10.63    $11.66
                                                                           ===============================================

Total return b ...........................................................    7.16%    6.44%    12.44%   (3.86)%     5.64%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $322,873 $281,141  $248,964  $221,176  $253,014
Ratios to average net assets:
 Expenses ................................................................     .70%     .72%      .73%      .72%      .74%
 Net investment income ...................................................    4.65%    4.81%     5.16%     5.07%     4.91%
Portfolio turnover rate ..................................................    6.30%    6.39%    13.01%    11.78%     6.02%

CLASS C
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $11.63   $11.46    $10.72    $11.75    $11.72
                                                                           -----------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .48      .49       .51       .51       .51
 Net realized and unrealized gains (losses) ..............................      .27      .17       .73     (1.01)      .07
                                                                           -----------------------------------------------
Total from investment operations .........................................      .75      .66      1.24      (.50)      .58
                                                                           -----------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.48)    (.49)     (.50)     (.50)     (.51)
 Net realized gains ......................................................       --       --        --      (.03)     (.04)
                                                                           -----------------------------------------------
Total distributions ......................................................     (.48)    (.49)     (.50)     (.53)     (.55)
                                                                           -----------------------------------------------
Net asset value, end of year .............................................   $11.90   $11.63    $11.46    $10.72    $11.75
                                                                           ===============================================

Total return b ...........................................................    6.59%    5.88%    11.83%   (4.37)%     5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $48,305  $33,257   $22,547   $17,298   $16,826
Ratios to average net assets:
 Expenses ................................................................    1.22%    1.27%     1.28%     1.27%     1.29%
 Net investment income ...................................................    4.13%    4.26%     4.61%     4.53%     4.35%
Portfolio turnover rate ..................................................    6.30%    6.39%    13.01%    11.78%     6.02%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                              See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003



                                                                                                 PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.2%
 Anne Arundel County Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.00%, 1/01/26 ..... $ 1,650,000  $ 1,688,181
 Anne Arundel County PCR, Baltimore Gas and Electric Co. Project, Refunding, 6.00%, 4/01/24 ..   9,500,000    9,804,000
 Baltimore Convention Center Revenue, FGIC Insured, Pre-Refunded, 6.15%, 9/01/19 .............   4,250,000    4,566,072
 Baltimore County Metropolitan 68th District GO, Refunding, 5.00%, 8/01/32 ...................   1,000,000    1,023,310
 Baltimore County Mortgage Revenue, Old Orchard Apartments Project, Refunding,
    Series A, MBIA Insured,
    7.00%, 7/01/16 ...........................................................................   1,000,000    1,046,550
    7.125%, 1/01/27 ..........................................................................   3,000,000    3,134,130
 Baltimore Economic Development Lease Revenue, Armistead Partnership, Refunding,
    Series A, 7.00%, 8/01/11 .................................................................   3,225,000    3,323,008
 Baltimore GO, Consolidated Public Improvement,
    Series A, FGIC Insured, 5.30%, 10/15/17 ..................................................   1,500,000    1,655,820
    Series A, FSA Insured, 5.25%, 10/15/17 ...................................................   3,300,000    3,614,490
    Series B, 7.15%, 10/15/08 ................................................................   1,000,000    1,228,700
 Baltimore Port Facilities Revenue, Consolidated Coal Sales, Series A, 6.50%, 10/01/11 .......   1,850,000    1,892,994
 Baltimore Project Revenue, Wastewater Project, Series B, FGIC Insured, Pre-Refunded, 5.00%,
    7/01/28 ..................................................................................   4,000,000    4,473,000
 Baltimore Revenue, Wastewater Project, Series A,
    FGIC Insured, Pre-Refunded, 5.80%, 7/01/15 ...............................................   5,000,000    5,872,900
    FSA Insured, Pre-Refunded, 5.75%, 7/01/30 ................................................  10,000,000   11,745,000
 Carroll County Revenue, Fairhaven and Copper Ridge, Refunding, Series A, Asset Guaranteed,
    5.375%, 1/01/16 ..........................................................................   2,000,000    2,169,280
    5.50%, 1/01/19 ...........................................................................   1,000,000    1,070,570
    5.625%, 1/01/25 ..........................................................................   2,000,000    2,123,080
 Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
    Improvement, FSA Insured, 6.00%, 9/01/21 .................................................   8,000,000    8,783,040
 Harford County GO, Consolidated Public Improvement,
    4.35%, 1/15/14 ...........................................................................   1,300,000    1,372,072
    4.40%, 1/15/15 ...........................................................................   1,450,000    1,522,094
    4.40%, 1/15/16 ...........................................................................   1,420,000    1,480,748
    4.45%, 1/15/17 ...........................................................................   1,125,000    1,165,590
 Harford County Mortgage Revenue, Greenbrier V Apartments Project, Refunding,
    FHA Insured, 6.50%, 11/01/26 .............................................................   3,000,000    3,145,200
 Howard County Mortgage Revenue, Normandy Woods III Apartments Project, Refunding,
    Series A, FHA Insured, 6.10%, 7/01/25 ....................................................   2,000,000    2,092,980
 Maryland Environmental Services COP, Water and Waste Facilities, Series A, 6.70%, 6/01/11 ...   1,900,000    1,923,636
 Maryland State CDA, Department of Housing and Community Development Revenue,
    Housing, Series A, 6.00%, 7/01/32 ........................................................   4,000,000    4,188,720
    Residential, Series D, 5.25%, 9/01/29 ....................................................   4,645,000    4,696,281
    Series B, 5.35%, 9/01/30 .................................................................   2,875,000    2,928,619
    SF Program, First Series, 5.00%, 4/01/17 .................................................   1,515,000    1,545,558
    SF Program, Second Series, 5.00%, 4/01/17 ................................................   3,000,000    3,065,850
 Maryland State EDC,
    Lease Revenue, Hilton Street Facilities, Series A, 7.00%, 1/01/10 ........................     770,000      787,202
    Utility Infrastructure Revenue, University College Park Project, AMBAC Insured, 5.00%,
    7/01/19 ..................................................................................   1,710,000    1,805,144
 Maryland State Energy Financing Administration Solid Waste Disposal Revenue,
    Limited Obligation, Wheelabrator Water Projects,  6.45%, 12/01/16 ........................   3,000,000    3,226,110
 Maryland State Health and Higher Educational Facilities Authority Revenue,
    Anne Arundel Medical Center, FSA Insured, 5.125%, 7/01/33 ................................   8,365,000    8,530,627
    Carroll County General Hospital, 5.80%, 7/01/32 ..........................................   5,000,000    5,155,650
    Carroll County General Hospital, 6.00%, 7/01/26 ..........................................   2,000,000    2,094,280
    Catholic Health Initiatives, Series A, 6.00%, 12/01/20 ...................................   2,920,000    3,182,508
    Catholic Health Initiatives, Series A, 6.00%, 12/01/24 ...................................   2,025,000    2,203,139
    Charity Obligation Group, Series A, 5.00%, 11/01/29 ......................................   2,250,000    2,282,287
    Charity Obligation Group, Series A, 5.00%, 11/01/19 ......................................   1,515,000    1,545,027
    Doctors Community Hospital, Refunding, 5.75%, 7/01/13 ....................................   3,000,000    3,045,900
    Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27 ...................................  11,000,000   11,598,290
    Johns Hopkins University Issue, Pre-Refunded, 6.00%, 7/01/39 .............................   5,000,000    5,972,550
    Johns Hopkins, AMBAC Insured, 5.00%, 7/01/27 .............................................     655,000      668,362
    Kernan Hospital, Connie Lee Insured, 6.10%, 7/01/24 ......................................   1,700,000    1,823,335
    Maryland Institute College of Art, 5.625%, 6/01/36 .......................................   3,600,000    3,676,968
    Mercy Medical Center Project, Refunding, FSA Insured, 5.75%, 7/01/26 .....................   1,500,000    1,625,715
    Mercy Medical Center, Refunding, 5.625%, 7/01/31 .........................................   5,500,000    5,584,645
    North Arundel Hospital, 6.50%, 7/01/31 ...................................................   1,320,000    1,432,332


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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Maryland State Health and Higher Educational Facilities Authority Revenue, (cont.)
    North Arundel Hospital, 6.50%, 7/01/26 ................................................... $ 1,000,000  $ 1,087,010
    Roland Park Place Project, Refunding, 5.625%, 7/01/18 ....................................   2,500,000    2,443,350
    Roland Park Place Project, Refunding, 5.625%, 7/01/24 ....................................   2,680,000    2,575,292
    University of Maryland Medical System, 6.75%, 7/01/30 ....................................  11,000,000   12,279,630
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.125%, 1/01/33 .......................   7,100,000    7,215,517
    Upper Chesapeake Hospitals, Series A, FSA Insured, 5.375%, 1/01/28 .......................   5,000,000    5,180,100
 Maryland State Health And Higher Revenue, John Hopkins University, Series A, 5.00%, 7/01/32 .  23,000,000   23,427,570
 Maryland State Stadium Authority Lease Revenue, Convention Center Expansion, AMBAC Insured,
    5.875%, 12/15/14 .........................................................................   4,655,000    5,084,098
 Maryland State Stadium Authority Sports Facilities Lease Revenue, AMBAC Insured,
    5.75%, 3/01/22 ...........................................................................   5,000,000    5,449,550
    5.80%, 3/01/26 ...........................................................................   2,045,000    2,219,500
 Maryland State Transportation Facilities Authority Revenue, Refunding, Series 1992,
    5.75%, 7/01/13 ...........................................................................   5,400,000    5,460,588
 Maryland Transportation Authority Revenue, AMBAC Insured, 5.00%, 3/01/27 ....................   8,000,000    8,204,080
 Maryland Water Quality Financing Administration Revenue, Revolving Loan Fund, Series A,
    6.55%, 9/01/14 ...........................................................................   1,000,000    1,014,980
 Montgomery County GO, 4.75%, 2/01/17 ........................................................   5,000,000    5,301,350
 Montgomery County Housing Opportunities Commission MFHR, Series B, FHA Insured,
    6.00%, 7/01/37 ...........................................................................   2,500,000    2,618,925
 Montgomery County Housing Opportunities Commission MFMR, Series A, 7.00%, 7/01/23 ...........   2,360,000    2,389,240
 Montgomery County Revenue Authority Golf Course System Revenue, Series A, Pre-Refunded,
    6.125%, 10/01/22 .........................................................................   1,000,000    1,171,550
 Morgan State University Maryland and Aux Facilities Fees Revenue, Series A, FGIC Insured,
    5.00%, 7/01/32 ...........................................................................   3,850,000    3,943,363
    4.70%, 7/01/27 ...........................................................................   1,500,000    1,507,230
 Northeast Solid Waste Disposal Authority Revenue, Montgomery County Resources
    Recreation Project, Series A,
    6.20%, 7/01/10 ...........................................................................   3,100,000    3,198,735
    6.30%, 7/01/16 ...........................................................................   6,000,000    6,176,220
 Ocean City GO, Refunding, MBIA Insured, 5.75%,
    3/15/12 ..................................................................................   1,880,000    1,994,210
    3/15/13 ..................................................................................   1,120,000    1,188,040
    3/15/14 ..................................................................................   1,180,000    1,251,685
 Prince George's County COP, Real Estate Acquisition Program II, MBIA Insured,
    6.00%, 9/15/14 ...........................................................................   2,050,000    2,222,323
 Prince George's County GO, Consolidated Public Improvement,
    4.40%, 9/15/22 ...........................................................................  10,990,000   10,819,985
    MBIA Insured, 5.00%, 4/15/18 .............................................................   2,100,000    2,217,264
 Prince George's County Housing Authority MFHR, Emerson House Project, Series A, 7.00%,
    4/15/19 ..................................................................................   5,500,000    5,755,475
 Prince George's County Housing Authority Mortgage Revenue, New Keystone Apartments Project,
    Refunding, Series A, MBIA Insured,  6.80%, 7/01/25 .......................................   2,900,000    2,905,568
 Prince George's County IDA, Lease Revenue, Upper Marlboro Justice Center Project,
    MBIA Insured, 5.80%, 6/30/14 .............................................................   2,750,000    2,842,290
 Prince George's County Parking Authority Revenue, Justice Center Facilities Project,
    Refunding, 6.45%, 5/01/05 ................................................................     500,000      506,350
 Prince George's County PCR, Potomac Electric Project, Refunding,
    6.00%, 9/01/22 ...........................................................................   1,200,000    1,227,276
    6.375%, 1/15/23 ..........................................................................   2,975,000    3,075,882
 Puerto Rico Commonwealth GO, Public Improvement,
    Pre-Refunded, 5.75%, 7/01/17 .............................................................   3,000,000    3,503,430
    Refunding, FSA Insured, 5.125%, 7/01/30 ..................................................   7,230,000    7,479,435
    Refunding, FSA Insured, 5.25%, 7/01/27 ...................................................   2,535,000    2,656,629
    Series A, FGIC Insured, 5.00%, 7/01/32 ...................................................   5,000,000    5,138,450
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    FSA insured, 5.00%, 7/01/36 ..............................................................   3,100,000    3,209,771
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .........................................   1,000,000    1,026,930
    Series D, 5.25%, 7/01/38 .................................................................   5,000,000    5,088,150
 Puerto Rico Electric Power Authority Revenue,
    Series HH, FSA Insured, 5.25%, 7/01/29 ...................................................  10,780,000   11,282,025
    Series II, 5.25%, 7/01/31 ................................................................   3,000,000    3,071,850
 Puerto Rico PBA Revenue, Government Facilities, Series D, 5.25%, 7/01/36 ....................   2,000,000    2,033,760
 Rockville Mortgage Revenue, Summit Apartments Project, Refunding, Series A,
    MBIA Insured, 5.70%, 1/01/26 .............................................................   1,145,000    1,169,995
 St. Mary's College Revenue, Academic Fees and Auxiliary Fees Project, Series A,
    AMBAC Insured, 5.55%, 9/01/30 ............................................................   2,000,000    2,128,560
 University of Maryland Auxiliary Facilities System and Tuition Revenue, Series A,
    5.60%, 4/01/16 ...........................................................................   1,000,000    1,092,970


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN MARYLAND TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Virgin Islands PFAR, senior lien,
    Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .................................... $ 1,700,000 $  1,755,131
    Refunding, Series A, 5.50%, 10/01/14 .....................................................   3,300,000    3,465,033
 Westminster Education Facility Revenue, Mc Daniel College, 5.50%,
    4/01/32 ..................................................................................   1,500,000    1,507,695
    4/01/27 ..................................................................................     425,000      430,028
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $344,325,619) .............................................              364,575,612
                                                                                                           ------------
 SHORT TERM INVESTMENTS 1.5%
aBaltimore County Revenue, Oak Crest Village Inc. Project, Series A, Weekly VRDN
    and Put, 1.08%, 1/01/29 ..................................................................   1,730,000    1,730,000
aMaryland EDC, Student Housing Revenue, Baltimore County Project, Weekly VRDN and Put,
    1.08%, 11/01/31 ..........................................................................   1,700,000    1,700,000
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 ......................................................     100,000      100,000
aPuerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, .95%, 7/01/28 ..............................   1,900,000    1,900,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $5,430,000) ..............................................                5,430,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $349,755,619) 99.7% .................................................              370,005,612
 OTHER ASSETS, LESS LIABILITIES .3% ..........................................................                1,172,251
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $371,177,863
                                                                                                           ============



See glossary of terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN MISSOURI TAX-FREE INCOME FUND
                                                                                          YEAR ENDED FEBRUARY 28,
                                                                          ------------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $12.00   $11.77    $11.02    $12.19    $12.23
                                                                           -----------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .58      .58       .60       .60       .61
 Net realized and unrealized gains (losses) ..............................      .23      .24       .75     (1.15)       --
                                                                           -----------------------------------------------
Total from investment operations .........................................      .81      .82      1.35      (.55)      .61
                                                                           -----------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.58)    (.59)     (.60)     (.61)     (.62)
                                                                           -----------------------------------------------
 Net realized gains ......................................................       --       --        --      (.01)     (.03)
                                                                           -----------------------------------------------
Total distributions ......................................................     (.58)    (.59)     (.60)     (.62)     (.65)
                                                                           -----------------------------------------------
Net asset value, end of year .............................................   $12.23   $12.00    $11.77    $11.02    $12.19
                                                                           ===============================================

Total return b ...........................................................    6.90%    7.13%    12.50%   (4.62)%     5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................... $468,008 $425,795  $373,190  $346,649  $386,948
Ratios to average net assets:
 Expenses ................................................................     .67%     .68%      .69%      .69%      .70%
 Net investment income ...................................................    4.72%    4.91%     5.22%     5.16%     4.99%
Portfolio turnover rate ..................................................   18.73%   22.80%    38.38%    18.43%    15.21%

CLASS C
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................................   $12.06   $11.82    $11.06    $12.24    $12.27
                                                                           -----------------------------------------------
Income from investment operations:
 Net investment income a .................................................      .51      .52       .54       .53       .54
 Net realized and unrealized gains (losses) ..............................      .23      .24       .75     (1.16)      .01
                                                                           -----------------------------------------------
Total from investment operations .........................................      .74      .76      1.29      (.63)      .55
                                                                           -----------------------------------------------
Less distributions from:
 Net investment income ...................................................     (.51)    (.52)     (.53)     (.54)     (.55)
 Net realized gains ......................................................       --       --        --      (.01)     (.03)
                                                                           -----------------------------------------------
Total distributions ......................................................     (.51)    (.52)     (.53)     (.55)     (.58)
                                                                           -----------------------------------------------
Net asset value, end of year .............................................   $12.29   $12.06    $11.82    $11.06    $12.24
                                                                           ===============================================

Total return b ...........................................................    6.29%    6.61%    11.94%   (5.21)%     4.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................................  $55,608  $41,013   $28,695   $23,537   $20,396
Ratios to average net assets:
 Expenses ................................................................    1.19%    1.23%     1.24%     1.24%     1.25%
 Net investment income ...................................................    4.20%    4.36%     4.67%     4.62%     4.44%
Portfolio turnover rate ..................................................   18.73%   22.80%    38.38%    18.43%    15.21%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                              See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003


                                                                                                PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 97.0%
 Bi-State Development Agency Missouri Illinois Metropolitan District, St. Clair County
    Metrolink Extension, Series A, MBIA Insured,
    5.00%, 7/01/28 ........................................................................... $ 1,750,000  $ 1,783,180
 Bi-State Development Agency Missouri Illinois, Metropolitan District, Metrolink Cross County
    Project, Series B, FSA Insured,
    5.00%, 10/01/32 ..........................................................................   9,000,000    9,207,540
 Boone County IDA, Health Care Revenue, Retirement Center Project, GNMA Secured,
    5.70%, 10/20/22 ..........................................................................   1,520,000    1,630,018
 Cape Girardeau County IDA, Health Care Facilities Revenue, St. Francis Medical Center,
    Series A, 5.50%, 6/01/27 .................................................................   6,350,000    6,443,790
 Cape Girardeau County IDA,
    Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.50%, 6/01/32 .....   5,000,000    5,062,000
    Solid Waste Disposal Revenue, Procter and Gamble Paper Products, 5.30%, 5/15/28 ..........   6,875,000    7,001,981
 Childrens Trust Fund Tobacco Settlement Revenue,
    6.00%, 7/01/26 ...........................................................................   2,785,000    3,326,404
    Asset Backed Bonds, Refunding, 5.50%, 5/15/39 ............................................   1,500,000    1,454,115
 Fenton Public Facility Authority Leasehold Revenue, 5.25%, 1/01/18 ..........................   2,250,000    2,262,195
 Florissant COP, FGIC Insured, 5.00%, 8/01/22 ................................................   1,285,000    1,336,773
 Grandview GO, COP, FGIC Insured, 5.00%, 1/01/23 .............................................   2,410,000    2,475,745
 Guam Airport Authority Revenue,
    Series A, 6.50%, 10/01/23 ................................................................   1,075,000    1,108,981
    Series B, 6.60%, 10/01/10 ................................................................     500,000      517,705
    Series B, 6.70%, 10/01/23 ................................................................   4,000,000    4,128,360
 Hazelwood IDA, MFHR, Lakes Apartments Project, Refunding, Series A, GNMA Secured,
    6.10%, 9/20/26 ...........................................................................   1,745,000    1,829,982
 Hickory County School District R-1 Skyline GO, Direct Deposit Program, 6.05%, 3/01/20
    Pre-Refunded .............................................................................     800,000      932,512
    Un-Refunded ..............................................................................     300,000      340,893
 High Ridge Fire Protection District GO, FSA Insured, 5.375%, 11/01/20 .......................   1,000,000    1,055,220
 Howard Bend Levee District Special Tax,
    5.65%, 3/01/13 ...........................................................................   1,000,000    1,069,610
    5.85%, 3/01/19 ...........................................................................   4,000,000    4,200,840
 Jackson County Consolidated School District No. 2 GO, Direct Deposit Program, 5.20%, 3/01/20    2,000,000    2,104,040
 Jackson County Reorganized School District No. 7 GO, Lees Summit, Refunding and Improvement,
    FSA Insured, 5.00%, 3/01/21 ..............................................................   5,700,000    5,955,930
 Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/27 ....................   4,605,000    4,715,244
 Jasper County Reorganized School District No. R-7 GO, Direct Deposit Program, 6.00%, 3/01/20    1,025,000    1,191,614
 Jefferson County Conservation Public Watersupply District No. C-1, Waterworks Revenue, AMBAC
    Insured, 5.00%, 12/01/26 .................................................................   4,500,000    4,609,890
 Kansas City Airport Revenue, General Improvement, Series B, FSA Insured, Pre-Refunded,
    6.875%, 9/01/12 ..........................................................................     605,000      662,408
 Kansas City IDA, MFHR, Mews Apartments Project, Series A, FNMA Insured, 6.30%, 7/01/20 ......   3,345,000    3,498,602
 Kansas City Land Clearance Redevelopment Authority Lease Revenue, Municipal
 Auditorium and Muehlebach Hotel, Series A, FSA Insured,
    5.90%, 12/01/18 ..........................................................................   5,000,000    5,617,450
 Kansas City MAC Revenue,
    Leasehold Improvement, Citywide Infrastructure, Series B, FSA Insured, 6.50%, 3/01/14 ....   7,790,000    8,155,117
 Leasehold Roe Bartle, Refunding, Series A, MBIA Insured, 5.00%, 4/15/20 .....................  10,000,000   10,265,400
 Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
    Pre-Refunded, 6.25%, 12/01/16 ............................................................   2,000,000    2,373,840
    Pre-Refunded, 6.40%, 12/01/25 ............................................................   7,000,000    8,332,240
    Refunding, 5.25%, 12/01/14 ...............................................................   1,000,000      984,440
    Refunding, 5.25%, 12/01/26 ...............................................................   1,000,000      955,520
 Lee's Summit IDA, MFHR, Crossroads Apartment Project, Series A, FSA Insured, 6.15%, 10/01/29    2,695,000    2,835,868
 Lee's Summit IDAR, John Knox Village Project,
    6.55%, 8/15/10 ...........................................................................   1,000,000    1,060,790
    6.625%, 8/15/13 ..........................................................................   2,000,000    2,114,980
    5.70%, 8/15/22 ...........................................................................   1,500,000    1,545,165
 Lee's Summit Water and Sewer Revenue, Series A, AMBAC Insured, 5.00%, 7/01/22 ...............   1,995,000    2,074,760
 Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery Foundation,
    Series A, MBIA Insured, 5.00%, 12/01/30 ..................................................   9,500,000    9,790,985
 Missouri Health and Educational Facilities Authority Revenue, Series A, 5.00%, 2/15/33 ......   8,925,000    9,114,121
 Missouri School Board Association COP, Pooled Finance Program,
    Series A-3, MBIA Insured, 7.875%, 3/01/06 ................................................       5,000        5,139
    Series A-5, MBIA Insured, 7.375%, 3/01/06 ................................................      20,000       20,576
 Missouri School Board Association Lease COP, Republic R-3 School District Project, Refunding,
    FSA Insured, 6.00%, 3/01/16 ..............................................................   2,220,000    2,465,465
 Missouri Southern State College Revenue, Auxiliary Enterprise System, MBIA Insured,
    5.50%, 4/01/23 ...........................................................................   1,200,000    1,286,304
 Missouri State Board of Public Buildings State Office Building, Special Obligation,
    Series A, 5.125%, 5/01/26 ................................................................   3,960,000    4,088,938


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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Missouri State Development Finance Board Infrastructure Facilities Revenue, Midtown
    Redevelopment Project, Series A, MBIA Insured, 5.75%, 4/01/22 ............................ $10,000,000 $ 11,055,400
 Missouri State Development Finance Board Recreation Facilities Revenue, YMCA Greater St.
    Louis Project, Series A, 5.40%, 9/01/18 ..................................................   7,420,000    7,931,164
 Missouri State Development Finance Board Solid Waste Disposal Revenue, Procter and Gamble
    Paper Product, 5.20%, 3/15/29 ............................................................   3,000,000    3,127,020
 Missouri State Environmental Improvement and Energy Resources Authority PCR, National Rural
    Association, Electric Project, Series G-6, AMBAC Insured, 5.85%, 2/01/13 .................   2,100,000    2,306,325
 Missouri State Environmental Improvement and Energy Resources Authority Water PCR,
    Revolving Fund Program, Series A, 7.00%, 10/01/10 ........................................     840,000      845,687
    Revolving Fund Program, Series B, 7.125%, 12/01/10 .......................................     350,000      352,370
    Revolving Fund Program, Series B, Prerefunded, 7.20%, 7/01/16 ............................   1,155,000    1,269,969
    State Revolving , Series A, 6.55%, 7/01/14 ...............................................     890,000      911,974
    State Revolving Fund Program, Series B, 6.05%, 7/01/16 ...................................     485,000      521,942
    State Revolving Fund Program, Series B, FSA Insured, Prerefunded, 6.05%, 7/01/16 .........     515,000      558,512
    State Revolving Fund, Series A, 5.75%, 1/01/16 ...........................................     150,000      165,507
    State Revolving Funds Program, Series B, 5.50%, 7/01/21 ..................................   1,440,000    1,555,459
    State Revolving, Series B, 5.80%, 1/01/15 ................................................     125,000      136,459
    State Revolving, Series B, 7.20%, 7/01/16 ................................................     845,000      922,005
 Missouri State GO,
    State Water Pollution Control, Series A, 5.00%, 6/01/26 ..................................   3,785,000    3,871,941
    Stormwater Control, Series A, 5.00%, 6/01/26 .............................................   1,895,000    1,938,528
 Missouri State HDC,
    MFHR, FHA Insured, 8.50%, 12/01/29 .......................................................      75,000       75,221
    SFMR, Homeowner Loan, Series D, GNMA Secured, 6.125%, 3/01/28 ............................     935,000      970,287
    SFMR, Series B, GNMA Secured, 6.10%, 9/01/14 .............................................   1,130,000    1,183,607
    SFMR, Series B, GNMA Secured, 6.45%, 9/01/27 .............................................     895,000      936,098
    SFMR, Series C, GNMA Secured, 6.90%, 7/01/18 .............................................     525,000      530,964
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue, St.
    Luke's Episcopal, Presbyterian Hospital, FSA Insured, 5.25%, 12/01/26 ....................   4,500,000    4,700,565
 Missouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Maryville University of St. Louis Project, 6.75%, 6/15/30 ................................   4,500,000    4,838,715
    Maryville University of St. Louis Project, 6.50%, 6/15/22 ................................   1,750,000    1,887,305
    Washington University, 5.00%, 11/15/37 ...................................................   9,150,000    9,242,507
    Washington University, Refunding, Series B, 5.00%, 3/01/30 ...............................  14,000,000   14,193,200
    Washington University, Series B, Pre-Refunded, 6.00%, 3/01/30 ............................  13,550,000   16,092,658
    Webster University, MBIA Insured, 5.30%, 4/01/27 .........................................   8,000,000    8,368,320
 Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
    Children's Mercy Hospital, 5.30%, 5/15/28 ................................................  12,420,000   12,656,849
    Freeman Health Systems Project, 5.25%, 2/15/28 ...........................................   2,750,000    2,660,818
    Health Midwest, Series A, MBIA Insured, 6.40%, 2/15/15 ...................................   5,000,000    5,084,450
    Health Midwest, Series B, MBIA Insured, 6.10%, 6/01/11 ...................................     700,000      749,854
    Health Midwest, Series B, MBIA Insured, 6.25%, 6/01/14 ...................................   1,990,000    2,135,350
    Health Midwest, Series B, MBIA Insured, 6.25%, 2/15/22 ...................................   1,100,000    1,118,370
    Jefferson Memorial Hospital Obligated Group, 6.75%, 5/15/15 ..............................   4,000,000    4,157,320
    Jefferson Memorial Hospital Obligated Group, 6.80%, 5/15/25 ..............................   3,250,000    3,360,565
    Lake of the Ozarks General Hospital, 6.25%, 2/15/11 ......................................     410,000      434,075
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.25%, 2/15/11 ........................     840,000      966,605
    Lake of the Ozarks General Hospital, Pre-Refunded, 6.50%, 2/15/21 ........................     670,000      776,832
    Lake of the Ozarks General Hospital, Refunding, 6.50%, 2/15/21 ...........................     330,000      343,669
    Lutheran Senior Services, Refunding, 5.875%, 2/01/23 .....................................   1,000,000    1,022,670
    Lutheran Senior Services, Series A, 6.375%, 2/01/27 ......................................   4,000,000    4,125,920
 Missouri State Health and Educational Facilities Revenue, SSM Healthcare System, Series A,
    AMBAC Insured, 5.25%, 6/01/28 ............................................................  16,385,000   16,916,366
 Missouri State Highways and Transportation Commission State Road Revenue, Series A, 5.00%,
    2/01/21 ..................................................................................  10,000,000   10,392,900
    2/01/22 ..................................................................................   3,000,000    3,100,050
 Missouri State Housing Development Commission Revenue, SF, Homeowner Loan, Series C-1,
    GNMA Secured, 5.90%, 9/01/25 .............................................................   6,685,000    6,993,245
    5.95%, 3/01/28 ...........................................................................   4,725,000    4,942,492
 Monarch-Chesterfield Levee District Revenue, MBIA Insured, 5.75%, 3/01/19 ...................   1,920,000    2,147,616


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Northeast State University Recreational Facility Revenue, Campus Recreational Center Project,
    AMBAC Insured, 5.80%, 6/01/15 ............................................................ $ 1,000,000  $ 1,093,600
 Phelps County Hospital Revenue, Regional Medical Center, Refunding, Connie Lee Insured,
    6.00%, 5/15/13 ...........................................................................   5,000,000    5,042,250
 Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
    Pre-Refunded, 9.00%, 7/01/09 .............................................................      35,000       39,875
 Puerto Rico Commonwealth GO, Public Improvement, Series A, 5.375%, 7/01/28 ..................   3,000,000    3,102,420
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    5.50%, 7/01/36 ...........................................................................  11,750,000   12,350,660
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 ................................................................   2,500,000    2,574,625
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................      10,000       10,063
    7.75%, 7/01/08 ...........................................................................     245,000      246,514
 Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 .....................  10,000,000   10,239,500
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................     205,000      205,693
 Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 ...   2,500,000    2,538,200
 Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ...................   8,035,000    8,238,687
 Pulaski County IDA, MFHR, St. Robert Project, Series A, GNMA Secured, 6.00%, 8/20/39 ........   1,600,000    1,696,768
 Raymore GO, FSA Insured, Pre-Refunded, 6.00%, 3/01/14 .......................................   1,000,000    1,000,000
 Springfield Missouri IDAR, Bethesda Living Centers, Refunding, Series A,
    5.625%, 8/15/18 ..........................................................................   3,000,000    2,687,160
    5.70%, 8/15/28 ...........................................................................   5,250,000    4,538,415
 Springfield Public Building Corp. Leasehold Revenue, Springfield Recreational, Series B,
    AMBAC Insured, 6.125%, 6/01/21 ...........................................................   3,230,000    3,681,425
    6.15%, 6/01/25 ...........................................................................   3,645,000    4,111,086
 Springfield School District No. R 12, GO, Missouri Direct Deposit Program, 5.85%, 3/01/20 ...   1,500,000    1,670,640
 St. Charles County Public Water Supply District No. 2, COP, Missouri Project, Series A,
    MBIA Insured, 5.25%, 12/01/28 ............................................................   1,000,000    1,039,700
 St. Louis Airport Revenue,
    Airport Development Program, Series A, MBIA Insured, 5.25%, 7/01/31 ......................  18,835,000   19,422,646
    Airport Development Program, Series A, MBIA Insured, 5.00%, 7/01/26 ......................   4,000,000    4,078,840
    Capital Improvement Program, Series A, MBIA Insured, 5.00%, 7/01/32 ......................   1,540,000    1,559,358
 St. Louis County Housing Authority MFHR, Kensington Square Apartments Project, Refunding,
    6.55%, 3/01/14 ...........................................................................   1,000,000    1,010,470
    6.65%, 3/01/20 ...........................................................................   2,750,000    2,886,345
 St. Louis County IDA,
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.40%, 4/01/14 .............   1,000,000    1,074,260
    Elderly Housing Revenue, Centenary Towers Apartments Project, 6.55%, 4/01/19 .............   1,000,000    1,060,230
    Health Facilities Revenue, Jewish Center Healthcare, GNMA Secured, 5.40%, 2/20/31 ........   1,000,000    1,031,060
    Health Facilities Revenue, Jewish Center Healthcare, GNMA Secured, 5.50%, 2/20/36 ........  10,460,000   11,036,660
    Health Facilities Revenue, Mary Queen Healthcare, GNMA Secured, 5.375%, 9/20/31 ..........   3,310,000    3,450,675
    Health Facilities Revenue, Mother of Perpetual Help, GNMA Secured, 6.40%, 8/01/35 ........   1,895,000    2,029,280
    MFHR, Lucas Hunt Village Project, GNMA Secured, 5.20%, 9/20/31 ...........................   1,095,000    1,113,681
    MFHR, South Summit Apartments, Refunding, Series A, GNMA Secured, 6.10%, 4/20/32 .........   1,250,000    1,317,650
 St. Louis County IDAR, Bethesda Living Centers, Series B, 5.85%, 8/15/28 ....................   1,500,000    1,341,855
 St. Louis County Mortgage Revenue, GNMA Secured, 8.125%, 9/01/19 ............................       5,000        5,027
 St. Louis County Regional Convention and Sports Complex Authority Revenue, Convention and
    Sports Project, Refunding, Series B, 5.75%, 8/15/21 ......................................   5,565,000    5,762,558
 St. Louis IDA, Sewer and Solid Waste Disposal Facilities Revenue, Anheuser-Busch Project,
    5.875%, 11/01/26 .........................................................................   1,100,000    1,128,897
 St. Louis Municipal Finance Corp. Leasehold Revenue,
    Carnahan Courthouse, Series A, FGIC Insured, 5.125%, 2/15/27 .............................   4,750,000    4,920,478
    City Justice Center, Series A, AMBAC Insured, 6.00%, 2/15/20 .............................   1,000,000    1,138,230
    Refunding, Series A, 6.00%, 7/15/13 ......................................................  10,000,000   10,360,800
 St. Louis Regional Convention and Sports Complex Authority Revenue, Series C,
    7.90%, 8/15/21 ...........................................................................     285,000      288,175
    Pre-Refunded, 7.90%, 8/15/21 .............................................................   4,000,000    4,122,040
 Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association,
    5.30%, 5/15/18 ...........................................................................   3,000,000    2,971,980
    5.40%, 5/15/28 ...........................................................................   1,500,000    1,447,845
 University of Missouri Revenue, System Facilities, Pre-Refunded, 5.80%, 11/01/27 ............   1,000,000    1,174,280
 University of Missouri Revenues, System Facilities, Refunding, Series B, 5.00%, 11/01/27 ....   7,865,000    7,997,132


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN MISSOURI TAX-FREE INCOME FUND                                                            AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.40%, 10/01/12 .......................................................................... $ 2,500,000  $ 2,638,075
    5.50%, 10/01/22 ..........................................................................   2,500,000    2,536,975
 West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding,
    5.50%, 11/15/12 ..........................................................................   1,000,000      980,800
    5.60%, 11/15/17 ..........................................................................   1,700,000    1,597,711
    5.65%, 11/15/22 ..........................................................................   1,500,000    1,373,325
 West Plains Waterworks System Revenue, AMBAC Insured, 5.625%, 3/01/21 .......................   1,250,000    1,351,413
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $480,665,577) .............................................              507,884,427
                                                                                                           ------------
 SHORT TERM INVESTMENTS 1.6%
aIndependence IDA, Industrial Revenue, Development Groves and Graceland, Series A, Daily VRDN
    and Put, .90%, 11/01/27 ..................................................................   1,500,000    1,500,000
aKansas City IDAR, Ewing Marion Kauffmam, Series A, Daily VRDN and Put, .90%, 4/01/27 ........   1,100,000    1,100,000
aMissouri State Health and Educational Facilities Authority Educational Facilities Revenue,
    Christian Brothers, Series A, Daily VRDN and Put, .95%, 10/01/32 .........................     500,000      500,000
    De Smet Jesuit High School, Refunding, Daily VRDN and Put, .95%, 11/01/27 ................     600,000      600,000
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
    VRDN and Put, .89%, 12/01/15 .............................................................   2,700,000    2,700,000
aPuerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series
    A, AMBAC Insured, Weekly VRDN and Put, 1.05%, 7/01/28 ....................................   2,000,000    2,000,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $8,400,000) ..............................................                8,400,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $489,065,577) 98.6% .................................................              516,284,427
 OTHER ASSETS, LESS LIABILITIES 1.4% .........................................................                7,331,042
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $523,615,469
                                                                                                           ============



See Glossary of Terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND
                                                                                         YEAR ENDED FEBRUARY 28,
                                                                           ------------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.96   $11.78    $11.04    $12.16    $12.11
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income a ................................................       .56      .58       .60       .60       .60
 Net realized and unrealized gains (losses) .............................       .28      .19       .73     (1.12)      .06
                                                                           ------------------------------------------------
Total from investment operations ........................................       .84      .77      1.33      (.52)      .66
                                                                           ------------------------------------------------
Less distributions from net investment income ...........................      (.56)    (.59)     (.59)     (.60)     (.61)
                                                                           ------------------------------------------------
Net asset value, end of year ............................................    $12.24   $11.96    $11.78    $11.04    $12.16
                                                                           ================================================

Total return b ..........................................................     7.23%    6.74%    12.38%   (4.37)%     5.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $418,196 $388,400  $342,402  $315,101  $349,419
Ratios to average net assets:
 Expenses ...............................................................      .66%     .69%      .69%      .68%      .70%
 Net investment income ..................................................     4.65%    4.89%     5.25%     5.18%     4.95%
Portfolio turnover rate .................................................     7.69%   10.85%     9.61%    21.07%     5.44%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $12.05   $11.87    $11.12    $12.24    $12.18
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income a ................................................       .50      .52       .54       .54       .54
 Net realized and unrealized gains (losses) .............................       .30      .19       .74     (1.13)      .06
                                                                           ------------------------------------------------
Total from investment operations ........................................       .80      .71      1.28      (.59)      .60
                                                                           ------------------------------------------------
Less distributions from net investment income ...........................      (.50)    (.53)     (.53)     (.53)     (.54)
                                                                           ------------------------------------------------
Net asset value, end of year ............................................    $12.35   $12.05    $11.87    $11.12    $12.24
                                                                           ================================================

Total return b ..........................................................     6.76%    6.09%    11.79%   (4.88)%     5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................   $76,400  $57,881   $43,476   $38,577   $38,171
Ratios to average net assets:
 Expenses ...............................................................     1.19%    1.24%     1.24%     1.23%     1.25%
 Net investment income ..................................................     4.12%    4.34%     4.70%     4.63%     4.40%
Portfolio turnover rate .................................................     7.69%   10.85%     9.61%    21.07%     5.44%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                          See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003



                                                                                                 PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.8%
 Appalachian State University Revenue, Teachers College Utility System,
    MBIA Insured, Pre-Refunded, 6.10%, 5/15/13 ............................................... $ 1,075,000  $ 1,160,484
    Refunding, MBIA Insured, 5.00%, 5/15/24 ..................................................   3,000,000    3,083,700
 Asheville Water System Revenue,
    FGIC Insured, 5.70%, 8/01/25 .............................................................   4,000,000    4,352,480
    FSA Insured, 5.00%, 8/01/25 ..............................................................   1,000,000    1,030,390
 Broad River Water Authority Water System Revenue, MBIA Insured, 5.375%, 6/01/26 .............   1,000,000    1,059,450
 Buncombe County Metropolitan Sewer District Sewer System Revenue,
    FSA Insured, 5.00%, 7/01/29 ..............................................................   5,000,000    5,133,200
    MBIA Insured, 5.00%, 7/01/26 .............................................................   1,000,000    1,029,430
 Cary COP, Public Improvements Project, Series A,
    4.25%, 12/01/19 ..........................................................................   1,000,000      998,760
    4.40%, 12/01/21 ..........................................................................   1,400,000    1,391,082
 Centennial Authority Hotel Tax Revenue, Arena Project, FSA Insured, 5.125%, 9/01/19 .........   5,115,000    5,390,187
 Charlotte Airport Revenue, Series B, MBIA Insured, 6.00%,
    7/01/24 ..................................................................................   4,000,000    4,398,560
    7/01/28 ..................................................................................   6,300,000    6,909,399
 Charlotte COP, Convention Facility Project, 5.625%, 12/01/25 ................................   7,230,000    7,802,327
 Charlotte GO, Series C, 5.00%, 7/01/27 ......................................................   2,010,000    2,054,964
 Charlotte Storm Water Fee Revenue, Refunding, 5.00%, 6/01/25 ................................   1,000,000    1,027,360
 Charlotte Water and Sewer GO, 5.00%, 2/01/21 ................................................   4,000,000    4,203,240
 Charlotte Water and Sewer System Revenue,
    5.125%, 6/01/26 ..........................................................................   6,000,000    6,257,460
    Pre-Refunded, 5.25%, 6/01/24 .............................................................   3,000,000    3,448,740
    Pre-Refunded, 5.25%, 6/01/25 .............................................................   3,950,000    4,536,614
 Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
    5.90%, 1/15/16 ...........................................................................   3,465,000    3,680,662
    Carolinas Healthcare System, Refunding, Series A, 5.00%, 1/15/31 .........................   5,000,000    5,046,050
    Carolinas Healthcare System, Series A, 5.125%, 1/15/22 ...................................   8,000,000    8,135,040
 Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
    5.50%, 5/15/39 ...........................................................................  11,000,000   10,663,510
 Columbus County Industrial Facilities and PCFA, Solid Water Disposal Revenue, International
    Paper Co. Project, Refunding, Series A, 5.80%, 12/01/16 ..................................   1,450,000    1,490,498
 Concord COP, Series B, MBIA Insured,
    5.75%, 6/01/16 ...........................................................................   1,475,000    1,659,301
    6.125%, 6/01/21 ..........................................................................   2,180,000    2,460,871
 Concord Utility System Revenue, Series A, FSA Insured, 4.70%, 12/01/21 ......................   1,020,000    1,044,776
 Cumberland County COP, Civic Center Project,
    Refunding, AMBAC Insured, 5.00%, 12/01/18 ................................................   3,000,000    3,195,270
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/19 ...................................   3,500,000    3,887,240
    Series A, AMBAC Insured, Pre-Refunded, 6.40%, 12/01/24 ...................................   3,765,000    4,181,560
 Cumberland County Finance Corp. Installment Payment Revenue, Detention Center and Mental
    Health, FSA Insured, Pre-Refunded, 5.625%, 6/01/24 .......................................   5,000,000    5,836,300
 Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
    Refunding, 5.25%, 10/01/29 ...............................................................   5,250,000    5,197,815
 Dare County COP, AMBAC Insured,
    5.125%, 6/01/21 ..........................................................................     650,000      691,775
    5.00%, 6/01/23 ...........................................................................   3,000,000    3,093,150
 Durham County Enterprise System Revenue, MBIA Insured, 5.00%, 6/01/23 .......................   1,670,000    1,730,855
 Durham County GO, Public Improvement, 5.00%, 6/01/22 ........................................   2,000,000    2,070,180
 Franklin County COP, AMBAC Insured, 5.00%, 6/01/25 ..........................................   1,250,000    1,287,338
 Gastonia Combined Utilities System Revenue,
    FSA Insured, 5.00%, 5/01/25 ..............................................................   1,000,000    1,028,890
    MBIA Insured, 5.625%, 5/01/19 ............................................................   1,000,000    1,103,130
 Greensboro Enterprise System Revenue, Series A, 5.125%,
    6/01/21 ..................................................................................     390,000      412,464
    6/01/22 ..................................................................................     350,000      369,614
 Greensboro HDC, Mortgage Revenue, Refunding, Series A, MBIA Insured, 6.70%, 1/01/24 .........   1,320,000    1,345,700
 Halifax County Industrial Facilities and PCFA Revenue, Champion International Corp. Project,
    5.45%, 11/01/33 ..........................................................................   4,000,000    3,805,600
    Refunding, 6.45%, 11/01/29 ...............................................................   3,900,000    4,144,413


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Harnett County COP, FSA Insured, 5.125%, 12/01/23 ........................................... $ 1,000,000  $ 1,048,350
 Haywood County Industrial Facilities and PCFA, Environmental Improvement Revenue, Champion
    International Project, 6.25%, 9/01/25 ....................................................   2,000,000    2,055,740
 Henderson County COP, Henderson County School Project, AMBAC Insured, 5.00%, 3/01/21 ........   1,000,000    1,051,250
 Kinston Housing Authority Mortgage Revenue, Kinston Towers Project, Refunding, 6.75%, 12/01/18  3,155,000    3,284,639
 Martin County Industrial Facilities and PCFA Revenue,
    Pollution Control, Weyerhaeuser Co. Project, Refunding, 6.375%, 1/01/10 ..................   3,000,000    3,080,970
    Solid Waste, Weyerhaeuser Co. Project, 5.65%, 12/01/23 ...................................   2,000,000    1,968,620
    Solid Waste, Weyerhaeuser Co. Project, 6.00%, 11/01/25 ...................................   5,400,000    5,458,374
 Mecklenburg County GO, Public Improvement, Series B, 4.70%, 2/01/20 .........................   3,000,000    3,072,270
 New Hanover County COP, New Hanover County Projects, AMBAC Insured, 5.00%, 12/01/22 .........   5,000,000    5,242,100
 New Hanover County Industrial Facilities and PCFA Revenue, Refunding, 6.70%, 7/01/19 ........   1,000,000    1,008,250
 North Carolina Capital Facilities Finance Agency Educational Facilities Revenue, Meredith
    College, AMBAC Insured, 4.875%, 6/01/24 ..................................................   1,000,000    1,021,790
 North Carolina Eastern Municipal Power Agency Power System Revenue,
    Refunding, Series A, 6.50%, 1/01/18 ......................................................   3,000,000    3,466,860
    Refunding, Series A, 5.75%, 1/01/26 ......................................................  10,000,000   10,080,500
    Refunding, Series A, Pre-Refunded, 6.50%, 1/01/17 ........................................   9,000,000    9,245,340
    Refunding, Series D, 6.75%, 1/01/26 ......................................................   5,000,000    5,481,100
    Series B, MBIA Insured, 5.875%, 1/01/21 ..................................................   5,000,000    5,560,150
 North Carolina Educational Facilities Finance Agency Revenue, Duke University Project,
    Series A, 5.25%, 7/01/42 .................................................................  10,000,000   10,380,600
 North Carolina HFA,
    MFR, Refunding, Series B, 6.90%, 7/01/24 .................................................   2,925,000    2,959,018
    SFR, Series AA, 6.25%, 3/01/17 ...........................................................     710,000      738,783
    SFR, Series X, 6.65%, 9/01/19 ............................................................   1,240,000    1,281,528
 North Carolina HFAR,
    MF, Mortgage Loan Resolution, Refunding, Series H, 6.05%, 7/01/28 ........................   2,230,000    2,317,438
    MF, Refunding, Series A, AMBAC Insured, 5.90%, 7/01/20 ...................................   2,780,000    2,896,037
    MF, Refunding, Series J, 5.45%, 7/01/17 ..................................................   2,175,000    2,266,807
    Refunding, Series F, 6.70%, 1/01/27 ......................................................   3,945,000    4,159,647
    SF, Refunding, Series DD, 6.20%, 9/01/27 .................................................   2,145,000    2,211,259
    SF, Series JJ, 6.45%, 9/01/27 ............................................................   3,615,000    3,772,650
    SFR, Series RR, 5.85%, 9/01/28 ...........................................................   3,425,000    3,540,080
 North Carolina Medical Care Commission Health Care Facilities Revenue,
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/18 ................   1,000,000    1,058,530
    Novant Health Project, Refunding, Series A, MBIA Insured, 5.00%, 10/01/24 ................   5,500,000    5,625,015
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/19 ....................     630,000      679,631
    Scotland Memorial Hospital Project, Asset Guaranteed, 5.50%, 10/01/29 ....................   1,220,000    1,268,922
    Wakemed Project, AMBAC Insured, 5.00%, 10/01/32 ..........................................   4,205,000    4,272,028
 North Carolina Medical Care Commission Health System Revenue, Catholic Health East Project,
    Series C, AMBAC Insured, 5.00%, 11/15/18 .................................................   2,500,000    2,648,625
 North Carolina Medical Care Commission Hospital Revenue, Southeastern Regional Medical Center,
    6.25%, 6/01/29 ...........................................................................   4,000,000    4,236,920
 North Carolina Medical Care Commission Hospital Revenue,
    Annie Penn Memorial Hospital Project, Pre-Refunded, 5.375%, 1/01/22 ......................   1,920,000    2,147,424
    Annie Penn Memorial Hospital Project, Refunding, ETM, 5.25%, 1/01/12 .....................   1,940,000    2,194,935
    Halifax Regional Medical Center Project, 5.00%, 8/15/18 ..................................   1,500,000    1,401,840
    Halifax Regional Medical Center Project, 5.00%, 8/15/24 ..................................   2,800,000    2,539,768
    Mission St. Joseph's Health System Project, MBIA Insured, 5.125%, 10/01/28 ...............   5,000,000    5,121,600
    Northeast Medical Center Project, Series A, AMBAC Insured, 4.875%, 11/01/27 ..............   1,000,000    1,021,970
    Northeast Medical Center, AMBAC Insured, 5.50%, 11/01/30 .................................   1,580,000    1,683,980
    Rex Healthcare Project, AMBAC Insured, 5.00%, 6/01/17 ....................................   2,780,000    2,946,188
    Transylvania Community Hospital Inc. Project, Refunding, 5.75%, 10/01/19 .................   1,090,000    1,017,155
    Wake County Hospital System Project, MBIA Insured, 5.375%, 10/01/26 ......................  10,825,000   11,283,331
    Wilson Memorial Hospital Project, Refunding, AMBAC Insured, 5.625%, 11/01/18 .............   5,000,000    5,427,950
 North Carolina Medical Care Commission Hospital Revenue, Southeastern Regional Medical
    Center, 5.375%, 6/01/32 ..................................................................   3,500,000    3,534,020
 North Carolina Municipal Power Agency No. 1, Catawba Electric Revenue,
    Refunding, 6.25%, 1/01/17 ................................................................   6,820,000    6,991,182
    Series A, MBIA Insured, 5.25%, 1/01/19 ...................................................   5,000,000    5,364,550
    Series A, MBIA Insured, 5.00%, 1/01/20 ...................................................   2,000,000    2,072,320


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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 North Carolina State Education Assistance Authority Revenue, Guaranteed, Student Loan,
    sub. lien, Series A, 6.05%, 7/01/10 ...................................................... $ 3,310,000  $ 3,503,271
    Series A, 6.30%, 7/01/15 .................................................................   1,500,000    1,575,300
    Series C, 6.35%, 7/01/16 .................................................................   4,500,000    4,765,500
 North Carolina State Public Improvement GO, Series A, 5.00%, 3/01/23 ........................   2,000,000    2,074,840
 Onslow County Combined Enterprise System Revenue, MBIA Insured, 6.00%, 6/01/15 ..............   2,000,000    2,144,120
 Piedmont Triad Airport Authority Airport Revenue, Refunding, Series A, FSA Insured,
    6.00%, 7/01/24 ...........................................................................   5,745,000    6,367,873
 Pitt County COP,
    MBIA Insured, 5.85%, 4/01/17 .............................................................   5,055,000    5,730,449
    School Facilities Project, Series A, FSA Insured, 5.25%, 4/01/25 .........................   1,670,000    1,756,239
    School Facilities Project, Series B, FSA Insured, 5.50%, 4/01/25 .........................   1,000,000    1,069,770
 Puerto Rico Commonwealth GO,
    Pre-Refunded, 6.45%, 7/01/17 .............................................................   8,050,000    8,743,830
    Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ..............................   8,750,000    9,051,875
    Public Improvement, Series A, 5.375%, 7/01/28 ............................................   7,330,000    7,580,246
    Public Improvement, Series A, 5.125%, 7/01/31 ............................................   5,000,000    5,051,950
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Refunding, Series D, FSA Insured, 5.00%, 7/01/32 .........................................   5,000,000    5,134,650
    Series A, MBIA Insured, 5.00%, 7/01/38 ...................................................   2,000,000    2,044,140
    Series D, 5.375%, 7/01/36 ................................................................   5,000,000    5,149,250
    Series D, 5.25%, 7/01/38 .................................................................   3,000,000    3,052,890
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.75%, 7/01/08 ...........................................................................      60,000       60,371
    7.50%, 7/01/09 ...........................................................................      20,000       20,118
    AMBAC Insured, 5.00%, 7/01/28 ............................................................  10,000,000   10,231,300
 Puerto Rico Electric Power Authority Revenue,
    Series II, 5.25%, 7/01/31 ................................................................   6,000,000    6,143,700
    Series T, Pre-Refunded, 6.375%, 7/01/24 ..................................................   1,000,000    1,090,150
    Series X, Pre-Refunded, 6.125%, 7/01/21 ..................................................   4,000,000    4,533,520
 Puerto Rico HFC Revenue, MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .........................     260,000      260,879
 Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ...................   7,000,000    7,177,450
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25  5,000,000    5,285,650
 Raeford HDC First Lien Revenue, Yadkin Trail, Refunding, Series A, FHA Insured, 6.00%, 7/15/22  1,360,000    1,374,307
 Raleigh Durham Airport Authority Airport Revenue, Series A, FGIC Insured, 5.00%,
    11/01/25 .................................................................................   6,480,000    6,613,229
    11/01/31 .................................................................................   8,000,000    8,140,640
 Randolph County COP, FSA Insured, 5.75%, 6/01/22 ............................................   5,500,000    6,078,985
 Robeson County Industrial Facilities and PCFA Revenue, Campbell Soup Co. Project, Refunding,
    6.40%, 12/01/06 ..........................................................................   1,750,000    1,995,455
 Rutherford County COP,
    Public Facilities Project, FGIC Insured, 6.25%, 6/01/23 ..................................   1,850,000    2,004,586
    Refunding, AMBAC Insured, 4.70%, 9/01/22 .................................................   1,030,000    1,045,347
 University of Greenboro Revenue, Housing and Dining System, Series G, MBIA Insured,
    6.00%, 4/01/26 ...........................................................................   2,040,000    2,299,141
 University of North Carolina Ashville Revenue, Refunding, Series A, AMBAC Insured,
    5.00%, 6/01/27 ...........................................................................   1,300,000    1,335,737
 University of North Carolina Greensboro Revenue, Series A, FSA Insured, 5.00%, 4/01/26 ......   4,940,000    5,096,153
 University of North Carolina Revenue, Series A, 5.00%, 12/01/25 .............................   4,000,000    4,091,880
 University of North Carolina System Pool Revenue, Series A, AMBAC Insured, 5.00%, 4/01/27 ...   2,100,000    2,151,303
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
    5.50%, 10/01/18 ..........................................................................   2,000,000    2,064,860
    5.625%, 10/01/25 .........................................................................   1,575,000    1,595,743
 Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Company Project,
    Refunding, 5.375%, 2/01/17 ...............................................................   8,000,000    8,358,560
 Wilkes County COP, Public Improvements Project, FSA Insured, 5.375%, 12/01/20 ...............   1,000,000    1,082,750
 Winston-Salem Water and Sewer System Revenue,
    Refunding, 5.125%, 6/01/20 ...............................................................   2,500,000    2,847,700
    Refunding, 5.125%, 6/01/28 ...............................................................   2,000,000    2,278,160
    Series B, Pre-Refunded, 5.70%, 6/01/17 ...................................................   2,250,000    2,514,623
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $460,497,410) .............................................              488,586,353
                                                                                                           ------------

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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND                                                     AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 1.6%
aCharlotte-Mecklenberg Hospital Authority Health Care System Revenue, Series B, Weekly VRDN
    and Put, 1.03%, 1/15/26 .................................................................. $ 1,000,000 $  1,000,000
aNorth Carolina Medical Care Commission Health Care Facilities Revenue,
    First Mortgage, Carol Woods Project, Refunding, Daily VRDN and Put, 1.10%, 4/01/31 .......     575,000      575,000
    The Givens Estates Inc. Project, Daily VRDN and Put, 1.00%, 12/01/26 .....................   1,000,000    1,000,000
aNorth Carolina Medical Care Commission Hospital Revenue,
    Lexington Memorial Hospital Project, Refunding, Daily VRDN and Put, 1.00%, 4/01/10 .......   1,000,000    1,000,000
    Pooled Financing Project, ACES, Series A, Daily VRDN and Put, 1.15%, 10/01/20 ............     250,000      250,000
    Pooled Financing Project, ACES, Series B, Daily VRDN and Put, 1.05%, 10/01/13 ............   1,000,000    1,000,000
    Pooled Financing Project, Series A, Daily VRDN and Put, .90%, 10/01/16 ...................   2,900,000    2,900,000
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .80%, 12/01/15 ......................................................     100,000      100,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $7,825,000) ..............................................                7,825,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $468,322,410) 100.4% ................................................              496,411,353
 OTHER ASSETS, LESS LIABILITIES (.4)% ........................................................               (1,815,131)
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $494,596,222
                                                                                                           ============







See Glossary of Terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                              See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN VIRGINIA TAX-FREE INCOME FUND
                                                                                          YEAR ENDED FEBRUARY 28,
                                                                           ------------------------------------------------
CLASS A                                                                        2003     2002      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.52   $11.45    $10.79    $11.88    $11.88
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income a ................................................       .54      .56       .59       .59       .60
 Net realized and unrealized gains (losses) .............................       .12      .08       .65     (1.09)      .03
                                                                           ------------------------------------------------
Total from investment operations ........................................       .66      .64      1.24      (.50)      .63
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ..................................................      (.54)    (.57)     (.58)     (.59)     (.60)
 Net realized gains .....................................................        --       --        --        --      (.03)
                                                                           ------------------------------------------------
Total distributions .....................................................      (.54)    (.57)     (.58)     (.59)     (.63)
                                                                           ------------------------------------------------
Net asset value, end of year ............................................    $11.64   $11.52    $11.45    $10.79    $11.88
                                                                           ================================================

Total return b ..........................................................     5.90%    5.73%    11.80%   (4.31)%     5.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................  $426,371 $395,579  $356,599  $327,235  $379,670
Ratios to average net assets:
 Expenses ...............................................................      .68%     .69%      .70%      .68%      .68%
 Net investment income ..................................................     4.67%    4.88%     5.27%     5.19%     4.98%
Portfolio turnover rate .................................................    12.94%   15.36%     8.89%    22.53%     8.90%


CLASS C
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ......................................    $11.62   $11.53    $10.86    $11.95    $11.95
                                                                           ------------------------------------------------
Income from investment operations:
 Net investment income a ................................................       .48      .50       .53       .53       .53
 Net realized and unrealized gains (losses) .............................       .12      .09       .66     (1.09)      .03
                                                                           ------------------------------------------------
Total from investment operations ........................................       .60      .59      1.19      (.56)      .56
                                                                           ------------------------------------------------
Less distributions from:
 Net investment income ..................................................      (.48)    (.50)     (.52)     (.53)     (.53)
 Net realized gains .....................................................        --       --        --        --      (.03)
                                                                           ------------------------------------------------
Total distributions .....................................................      (.48)    (.50)     (.52)     (.53)     (.56)
                                                                           ------------------------------------------------
Net asset value, end of year ............................................    $11.74   $11.62    $11.53    $10.86    $11.95
                                                                           ================================================

Total return b ..........................................................      5.28%    5.28%    11.23%    (4.82)%    4.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .........................................   $41,802  $33,992   $24,766   $21,454   $22,796
Ratios to average net assets:
 Expenses ...............................................................      1.21%    1.24%     1.24%     1.23%     1.24%
 Net investment income ..................................................      4.14%    4.34%     4.72%     4.64%     4.42%
Portfolio turnover rate .................................................     12.94%   15.36%     8.89%    22.53%     8.90%



a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                                              See notes to financial statements.

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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003



                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
aLONG TERM INVESTMENTS 98.0%
 Abingdon IDA, Hospital Facilities Revenue, Johnston Memorial Hospital, Refunding,
    5.375%, 7/01/28 .......................................................................... $ 5,000,000 $  5,046,250
 Albermarle County IDAR, Martha Jefferson Hospital, Refunding, 5.875%, 10/01/13 ..............   5,000,000    5,138,550
 Alexandria IDA, Educational Facilities Revenue, Episcopal High School, 5.875%, 1/01/29 ......   2,500,000    2,701,475
 Arlington County GO, Public Improvements, 5.00%, 2/01/22 ....................................   2,060,000    2,133,274
 Bedford County IDA, IDR, Nekoosa Packaging Corp. Project, Refunding,
    5.60%, 12/01/25 ..........................................................................   2,650,000    1,744,946
    6.30%, 12/01/25 ..........................................................................   2,000,000    1,464,120
    Series A, 6.55%, 12/01/25 ................................................................   5,000,000    3,779,350
 Bristol Utility System Revenue, Refunding, FSA Insured, 5.00%, 7/15/21 ......................   1,245,000    1,301,286
 Caroline County IDA Lease Revenue, AMBAC Insured, 5.125%, 6/15/34 ...........................   1,000,000    1,034,150
 Chesapeake IDA, Public Facilities Lease Revenue, Chesapeake Jail Project, MBIA Insured,
    6.00%, 6/01/12 ...........................................................................   3,940,000    4,223,916
 Chesapeake Toll Road Revenue, Expressway, Series A, 5.625%,
    7/15/19 ..................................................................................   3,250,000    3,446,820
    7/15/32 ..................................................................................   8,000,000    8,173,200
 Commonwealth Transportation Board Transportation Revenue, Contract-Route 28 Project,
    Refunding, 4.50%, 4/01/18 ................................................................   2,000,000    2,047,860
 Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 6.65%, 9/01/18 ......   5,000,000    5,148,350
 Danville IDA,
    Hospital Revenue, Danville Regional Medical Center, FGIC Insured, Pre-Refunded,
    6.50%, 10/01/24 ..........................................................................   5,000,000    5,468,800
    Solid Waste Disposal Revenue, International Paper Co., 6.50%, 3/01/19 ....................     500,000      516,245
 Fairfax County EDA Revenue, National Wildlife Federation, MBIA Insured, 5.375%, 9/01/29 .....   8,000,000    8,352,960
 Fairfax County IDAR, Health Care,
 Inova Health System Project, 6.00%, 8/15/26 .................................................   5,000,000    5,296,100
 Inova Health System Project, Refunding, Series A, 5.00%, 8/15/25 ............................   5,000,000    5,051,050
 Inova Health, Refunding, Series A, 5.00%, 8/15/18 ...........................................   2,100,000    2,155,272
 Fairfax County Redevelopment and Housing Authority MFHR,
    Cedar Ridge Apartments, GNMA Secured, 6.30%, 12/20/27 ....................................   4,700,000    4,899,797
    Paul Spring Center, Refunding, Series A, FHA Insured, 5.90%, 6/15/17 .....................   1,000,000    1,065,460
    Paul Spring Center, Refunding, Series A, FHA Insured, 6.00%, 12/15/28 ....................   1,000,000    1,059,160
 Fairfax County Sewer Revenue, MBIA Insured, 5.875%, 7/15/28 .................................   5,000,000    5,538,100
 Fairfax County Water Authority Water Revenue, Refunding, 5.00%, 4/01/27 .....................  14,250,000   14,583,450
 Frederick County IDA, Lease Revenue, Government Complex Facilities Project, MBIA Insured,
    6.50%, 12/01/09 ..........................................................................   2,040,000    2,269,214
 Fredericksburg IDA, Hospital Facilities Revenue, Medicorp Health System Obligation,
    Refunding, AMBAC Insured, 5.25%, 6/15/23 .................................................  10,000,000   10,317,200
 Gloucester County IDA, Lease Revenue, Courthouse Project, MBIA Insured, 5.50%, 11/01/30 .....   1,715,000    1,822,222
 Greater Richmond Convention Center Authority Hotel Tax Revenue, Convention Center
    Expansion Project, 6.125%, 6/15/29 .......................................................   8,000,000    8,840,720
    6.25%, 6/15/32 ...........................................................................   8,175,000    9,027,244
 Guam Airport Authority Revenue,
    Refunding, Series A, 6.375%, 10/01/10 ....................................................     830,000      859,067
    Series A, 6.50%, 10/01/23 ................................................................   1,000,000    1,031,610
 Hampton Convention Center Revenue,
    AMBAC Insured, 5.25%, 1/15/23 ............................................................   3,000,000    3,160,320
    Refunding, AMBAC Insured, 5.125%, 1/15/28 ................................................   3,605,000    3,721,730
    Refunding, AMBAC Insured, 5.00%, 1/15/35 .................................................   5,000,000    5,085,400
 Hampton Redevelopment and Housing Authority Senior Living Association Revenue, Refunding,
    Series A, GNMA Secured, 6.00%, 1/20/26 ...................................................   1,060,000    1,116,074
 Hampton Roads Regional Jail Authority Jail Facilities Revenue, Series A, MBIA Insured,
    5.00%, 7/01/28 ...........................................................................  10,000,000   10,257,500
 Hanover County Water and Sewer System Revenue, MBIA Insured, 5.25%, 2/01/26 .................   4,175,000    4,324,298
 Harrisonburg GO, FSA Insured, 5.75%, 12/01/29 ...............................................   1,000,000    1,111,010
 Henrico County IDAR, Solid Waste, Browning-Ferris Industries, South Atlantic Inc., Series A,
    5.875%, 3/01/17 ..........................................................................   1,000,000      941,380
 Henry County IDA, Hospital Revenue, Memorial Hospital of Martinsville and Henry, Refunding,
    6.00%, 1/01/27 ...........................................................................   1,250,000    1,441,650
 Isle Wight County IDA, Environmental Improvement Revenue, International Paper Company Project,
    Series A, 6.60%, 5/01/24 .................................................................   2,000,000    2,133,520
 Isle Wight County IDAR, International Paper Co. Project, Series A, 5.85%, 1/01/18 ...........   4,155,000    4,249,028
 Leesburg Utilities System Revenue, Refunding, MBIA Insured, 5.125%, 7/01/22 .................   3,000,000    3,096,990
 Loudoun County IDA, Hospital Revenue, Loudoun Hospital Center, FSA Insured, 5.80%, 6/01/26 ..   3,000,000    3,191,250
 Loudoun County IDAR, Hospital Revenue, Loudoun Hospital Center, Series A, 6.10%, 6/01/32 ....   1,500,000    1,517,475
 Loudoun County Sanitation Authority Water and Sewer Revenue,
    Refunding, FGIC Insured, 5.125%, 1/01/26 .................................................   3,795,000    3,879,932
    Refunding, FGIC Insured, 5.125%, 1/01/30 .................................................   5,250,000    5,354,108


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
FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                 PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Loudoun County Sanitation Authority Water and Sewer Revenue, (cont.)
    Series 96, FGIC Insured, 5.25%, 1/01/26 .................................................. $ 6,500,000  $ 6,703,190
    Series 96, FGIC Insured, 5.25%, 1/01/30 ..................................................   1,000,000    1,028,690
 Lynchburg IDA, Healthcare Facilities Revenue, Centra Health, Refunding, 5.20%, 1/01/28 ......   8,000,000    8,031,280
 Lynchburg Redevelopment and Housing Authority Revenue, Walden Pond III, Refunding, Series A,
    GNMA Secured, 6.20%, 7/20/27 .............................................................   1,000,000    1,054,950
 Metropolitan Washington D.C. Airports Authority General Airport Revenue,
 Refunding, Series A, FGIC Insured, 5.00%, 10/01/27                                              5,000,000    5,017,100
    Series A, 5.375%, 10/01/23 ...............................................................   3,000,000    3,077,430
    Series B, 5.75%, 10/01/20 ................................................................   6,000,000    6,340,260
 Metropolitan Washington D.C. Airports Authority System, Series B, FGIC Insured,
    5.25%, 10/01/32 ..........................................................................   6,655,000    6,825,900
 Middlesex County IDA, Lease Revenue, School Facilities Project, MBIA Insured,
    5.875%, 8/01/21 ..........................................................................   1,420,000    1,596,279
    6.10%, 8/01/26 ...........................................................................   1,725,000    1,968,311
 Montgomery County IDA, Lease Revenue, Series B, AMBAC Insured, 5.50%, 1/15/22 ...............   1,000,000    1,077,410
 Newport News GO,
    4.75%, 8/15/20 ...........................................................................   3,905,000    4,038,200
    General Improvement and Water, Series A, 5.00%, 7/01/22 ..................................   1,250,000    1,294,800
 Newport News IDA, Mortgage Revenue, Mennowood Communities Inc., Series A, GNMA Secured,
    6.25%, 8/01/36 ...........................................................................   2,960,000    3,149,440
 Newport News Redevelopment and Housing Authority Revenue, Refunding, Series A, GNMA Secured,
    5.85%, 12/20/30 ..........................................................................   4,060,000    4,263,487
 Norfolk Airport Authority Revenue, Series B, FGIC Insured, 5.125%, 7/01/31 ..................   1,440,000    1,455,941
 Norfolk GO, Capital Improvements, Refunding, Series B, FSA Insured, 5.00%, 7/01/22 ..........   1,720,000    1,774,197
 Norfolk IDAR, Health Care, Bon Secours Health, Series B, MBIA Insured, 5.25%, 8/15/26 .......   3,000,000    3,085,710
 Norfolk Parking System Revenue, MBIA Insured, 5.55%, 2/01/27 ................................   2,000,000    2,132,480
 Norfolk Water Revenue,
    MBIA Insured, 5.90%, 11/01/25 ............................................................   5,000,000    5,508,450
    Refunding, FGIC Insured, 4.75%, 11/01/20 .................................................   1,250,000    1,288,400
 Orange County IDAR, Public Facility, Orange County Project, AMBAC Insured, 5.00%, 2/01/34 ...   1,000,000    1,018,480
 Peninsula Ports Authority Coal Terminal Revenue, Coal Terminal Association Project, Refunding,
    7.375%, 6/01/20 ..........................................................................   5,480,000    5,626,974
 Peninsula Ports Authority Hospital Facilities Revenue, Whittaker Memorial Hospital Project,
    Refunding, FHA Insured, 8.70%, 8/01/23 ...................................................      50,000       62,110
 Powhatan Co. EDA, Lease Revenue, Virginia Capital Projects, AMBAC Insured, 5.25%, 7/15/33 ...   1,000,000    1,049,230
 Prince William County IDA, MFHR, Remington Place Apartments Project, Series A-1,
    6.00%, 12/01/33 ..........................................................................   2,340,000    2,457,796
 Prince William County Service Authority Water and Sewer Systems Revenue, FGIC Insured,
    5.50%, 7/01/29 ...........................................................................   5,000,000    5,275,950
 Puerto Rico Commonwealth GO, Public Improvement, Series A,
    5.125%, 7/01/31 ..........................................................................   5,000,000    5,051,950
    FGIC Insured, 5.00%, 7/01/32 .............................................................  17,000,000   17,470,730
 Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
    5.50%, 7/01/36 ...........................................................................   4,500,000    4,730,040
    Pre-Refunded, 6.00%, 7/01/22 .............................................................   2,000,000    2,319,100
 Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series D, 5.375%, 7/01/36 ................................................................   5,000,000    5,149,250
    5.25%, 7/01/38 ...........................................................................   3,000,000    3,052,890
 Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
    7.90%, 7/01/07 ...........................................................................      20,000       20,127
    7.75%, 7/01/08 ...........................................................................     185,000      186,143
    AMBAC Insured, 5.00%, 7/01/28 ............................................................   5,000,000    5,115,650
 Puerto Rico Electric Power Authority Revenue,
    Refunding, Series Z, 5.25%, 7/01/21 ......................................................   1,500,000    1,551,540
    Series HH, FSA Insured, 5.25%, 7/01/29 ...................................................   5,910,000    6,185,229
 Puerto Rico HFC Revenue,
    MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ...............................................   1,530,000    1,535,171
    Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...................      20,000       20,317
 Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 .........   4,780,000    4,928,132
 Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D, 5.375%, 7/01/33 .......   5,000,000    5,126,750
 Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E,
    5.70%, 8/01/25 ...........................................................................   1,000,000    1,057,130
 Richmond GO, FGIC Insured, 5.00%, 7/15/19 ...................................................   3,690,000    3,904,647
 Richmond IDA, Student Housing Revenue, University Real Estate Foundation, 5.55%, 1/01/31 ....   4,400,000    4,627,524
 Richmond Public Facilities COP, 800 Megahertz Project, Series A, AMBAC Insured,
    5.00%, 8/01/22 ...........................................................................   2,000,000    2,065,020
 Richmond Public Utility Revenue, Refunding, FSA Insured, 5.00%, 1/15/33 .....................   7,000,000    7,150,360


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Spotsylvania County Water and Sewer System Revenue, MBIA Insured,
    5.25%, 6/01/22 ........................................................................... $ 6,500,000  $ 6,769,360
    5.40%, 6/01/27 ...........................................................................   6,800,000    7,102,872
 Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
    10/01/15 .................................................................................   1,500,000    1,566,750
    10/01/18 .................................................................................   1,500,000    1,548,645
 Virginia Beach Water and Sewer Revenue, 5.25%, 8/01/21 ......................................   1,865,000    1,967,799
 Virginia College Building Authority Educational Facilities Revenue GO, Regent University
    Project, MBIA Insured, 5.125%, 10/01/21 ..................................................   5,000,000    5,238,200
 Virginia College Building Authority Educational Facilities Revenue,
    21st Century College Program, 5.00%, 2/01/21 .............................................   1,000,000    1,039,730
    Hampton University Project, 6.00%, 4/01/20 ...............................................   1,500,000    1,695,480
    Washington and Lee University, 5.75%, 1/01/19 ............................................      50,000       52,453
 Virginia College Building Authority Virginia Educational Facilities Revenue GO, Regent
    University Project, MBIA Insured, 5.125%, 10/01/31 .......................................   3,000,000    3,080,490
 Virginia Commonwealth Transportation Board Transportation Revenue,
    Northern Virginia Transportation Program, Refunding, Series A, 5.00%, 5/15/27 ............   8,920,000    9,097,240
    U.S. Route 58 Corridor Development Program, Series B, 5.00%, 5/15/24 .....................   2,000,000    2,045,740
 Virginia State Commonwealth Transportation Board Transportation Revenue, US Route 58 Corridor
    Development Project, Series B, 5.00%, 5/15/26 ............................................  10,000,000   10,201,400
 Virginia State HDA Commonwealth Mortgage Revenue, Series J, Sub Series J-1, MBIA Insured,
    5.20%, 7/01/19 ...........................................................................   5,000,000    5,180,650
 Virginia State HDA,
    Commonwealth Mortgage, Series C, Sub Series C-3, 6.00%, 1/01/17 ..........................   2,000,000    2,000,000
    MFHR, Series C, 5.30%, 11/01/16 ..........................................................   1,000,000    1,038,140
    MFHR, Series H, 5.55%, 5/01/15 ...........................................................   1,000,000    1,054,870
    Rental Housing Revenue, Series J, 5.80%, 2/01/19 .........................................   2,000,000    2,100,700
    Rental Housing Revenue, Series L, 5.75%, 2/01/15 .........................................   1,000,000    1,070,380
 Virginia State Public Building Authority Public Facilities Revenue, Series A, 4.50%, 8/01/20    3,205,000    3,229,358
 Virginia State Public School Authority GO, School Financing, Series A, 5.00%,
    8/01/20 ..................................................................................   3,000,000    3,135,240
    8/01/21 ..................................................................................   4,000,000    4,173,680
 Virginia State Public School Authority Revenue, School Financing, Series C, 5.00%,
    8/01/22 ..................................................................................   2,000,000    2,073,360
    8/01/26 ..................................................................................  10,925,000   11,153,005
 Virginia State Resource Authority Airport Revenue, Revolving Fund, Series A, 5.00%, 8/01/27 .   3,000,000    3,027,150
 Virginia State Resources Authority Water and Sewer System Revenue,
    Pooled Loan Program, Series A, ETM, 7.35%, 11/01/16 ......................................      45,000       47,837
    Pooled Loan Program, Series A, ETM, 7.45%, 11/01/16 ......................................      10,000       10,915
    Rapidan Service Authority, Refunding, 5.30%, 10/01/18 ....................................   1,610,000    1,731,201
    Tuckahoe Service District Project, 5.00%, 11/01/35 .......................................   2,000,000    2,024,560
 Washington County IDA, College Facilities Revenue, Emory and Henry College Project,
    6.375%, 4/01/23 ..........................................................................   3,295,000    3,363,734
 Winchester IDA, Educational Facilities Revenue, First Mortgage, Shenandoah University
    Project, Asset Guaranteed, 6.80%, 10/01/24 ...............................................     185,000      202,717
    Pre-Refunded, 6.80%, 10/01/24 ............................................................   1,000,000    1,108,250
 York County Sewer Revenue, 5.875%,
    6/01/24 ..................................................................................     500,000      551,685
    6/01/29 ..................................................................................   1,500,000    1,650,703
                                                                                                           ------------
 TOTAL LONG TERM INVESTMENTS (COST $438,353,056) .............................................              458,903,322
                                                                                                           ------------


FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                PRINCIPAL
 FRANKLIN VIRGINIA TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
 SHORT TERM INVESTMENTS 2.0%
aPetersburg Hospital Authority Revenue, Hospital Facility, Southside Regional, Daily VRDN and
    Put, 1.00%, 7/01/17 ...................................................................... $ 1,605,000 $  1,605,000
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
    VRDN and Put, .89%, 12/01/15 .............................................................   1,400,000    1,400,000
aRoanoke IDA, Hospital Revenue, Carilion Health System, Series C, Daily VRDN and Put, 1.00%,
    7/01/27 ..................................................................................   4,035,000    4,035,000
aWaynesboro IDAR, Residential Care Facilities, Sunny Side Presbyterian Home, Refunding, Daily
    VRDN and Put, 1.00%, 12/15/28 ............................................................   2,400,000    2,400,000
                                                                                                           ------------
 TOTAL SHORT TERM INVESTMENTS (COST $9,440,000) ..............................................                9,440,000
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $447,793,056) 100.0% ................................................              468,343,322
 OTHER ASSETS, LESS LIABILITIES .0% ..........................................................                 (169,847)
                                                                                                           ------------
 NET ASSETS 100.0% ...........................................................................             $468,173,475
                                                                                                           ============




See Glossary of Terms on page 109.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                                           See notes to financial statements.

FRANKLIN TAX-FREE TRUST

GLOSSARY OF TERMS

ACES - Adjustable Convertible Exempt Securities
AMBAC - American Municipal Bond Assurance Corp.
CDA - Community Development Authority/Agency
CDD - Community Development District
COP - Certificate of Participation
EDA - Economic Development Authority
EDC - Economic Development Corp.
EDR - Economic Development Revenue
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority/Agency
FNMA - Federal National Mortgage Association
FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HDA - Housing Development Authority/Agency
HDC - Housing Development Corporation
HFA - Housing Finance Authority/Agency
HFAR - Housing Finance Authority Revenue
HFC - Housing Finance Corp.
IDA - Industrial Development Authority/Agency
IDAR - Industrial Development Authority/Agency Revenue
IDB - Industrial Development Board
IDBR - Industrial Development Board Revenue
IDR - Industrial Development Revenue
ISD - Independent School District
LLC - Limited Liability Corporation
MAC - Municipal Assistance Corporation
MBIA - Municipal Bond Investors Assurance Corp.
MF - Multi-Family
MFH - Multi-Family Housing
MFHR - Multi-Family Housing Revenue
MFMR - Multi-Family Mortgage Revenue
MFR - Multi-Family Revenue
PBA - Public Building Authority
PCFA - Pollution Control Financing Authority
PCR - Pollution Control Revenue
PFA - Public Financing Authority
PFAR - Public Financing Authority Revenue
RDA - Redevelopment Authority/Agency
SF - Single Family
SFHR - Single Family Housing Revenue
SFHMR - Single Family Housing Mortgage Revenue
SFM - Single Family Mortgage
SFMR - Single Family Mortgage Revenue
SFR - Single Family Revenue
VHA - Veterans Housing Administration
VRDN - Variable Rate Demand Note
WTS. - Warrants
ZERO CPN. - zero coupon

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003

                                                               FRANKLIN         FRANKLIN          FRANKLIN          FRANKLIN
                                                           ALABAMA TAX-FREE FLORIDA TAX-FREE GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                              INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .................................................    $237,364,097     $1,641,822,078     $194,055,931     $107,311,820
                                                            ==================================================================
  Value ................................................     252,624,106      1,771,748,144      205,007,086      112,347,611
 Cash ..................................................              --             89,876           91,300          554,207
 Receivables:
  Capital shares sold ..................................         306,150          2,379,960        1,596,379          380,809
  Interest .............................................       3,823,749         27,497,391        2,777,523        1,557,487
                                                            ------------------------------------------------------------------
      Total assets .....................................     256,754,005      1,801,715,371      209,472,288      114,840,114
                                                            ------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ......................         943,655                 --        4,857,572               --
  Capital shares redeemed ..............................         734,913          4,564,032          362,339           24,000
  Affiliates ...........................................         162,595            985,095          136,468           69,437
  Shareholders .........................................         289,953            771,828           44,418           90,441
 Distributions to shareholders .........................         275,683          1,965,828          247,351          120,455
 Funds advanced by custodian ...........................         321,497                 --               --               --
 Other liabilities .....................................          21,615             72,647           21,045           (5,367)
                                                            ------------------------------------------------------------------
      Total liabilities ................................       2,749,911          8,359,430        5,669,193          298,966
                                                            ------------------------------------------------------------------
       Net assets, at value ............................    $254,004,094     $1,793,355,941     $203,803,095     $114,541,148
                                                            ==================================================================
Net assets consist of:
 Undistributed net investment income ...................    $   (170,614)    $   (1,142,635)    $   (195,378)    $    (57,963)
 Net unrealized appreciation (depreciation) ............      15,260,009        129,926,066       10,951,155        5,035,791
 Accumulated net realized gain (loss) ..................     (10,062,196)        (7,659,083)      (2,967,638)      (2,155,541)
 Capital shares ........................................     248,976,895      1,672,231,593      196,014,956      111,718,861
                                                            ------------------------------------------------------------------
       Net assets, at value ............................    $254,004,094     $1,793,355,941     $203,803,095     $114,541,148
                                                            ==================================================================
CLASS A:
 Net assets, at value ..................................    $228,745,639     $1,624,544,405     $171,381,184     $114,541,148
                                                            ==================================================================
 Shares outstanding ....................................      19,882,780        135,713,387       14,297,950       10,140,463
                                                            ==================================================================
 Net asset value per share* ............................          $11.50             $11.97           $11.99           $11.30
                                                            ==================================================================
 Maximum offering price per share (net asset value
   per share [DIVIDE] 95.75%) ..........................          $12.01             $12.50           $12.52           $11.80
                                                            ==================================================================
CLASS B:
 Net assets, at value ..................................    $         --     $   55,167,122     $         --     $         --
                                                            ==================================================================
 Shares outstanding ....................................              --          4,583,803               --               --
                                                            ==================================================================
 Net asset value and maximum offering price per share* .          $   --             $12.04           $   --           $   --
                                                            ==================================================================
CLASS C:
 Net assets, at value ..................................    $ 25,258,455     $  113,644,414     $ 32,421,911     $         --
                                                            ==================================================================
 Shares outstanding ....................................       2,180,535          9,396,814        2,684,176               --
                                                            ==================================================================
 Net asset value per share* ............................          $11.58             $12.09           $12.08           $   --
                                                            ==================================================================
 Maximum offering price per share (net asset value
   per share [DIVIDE] 99%) .............................          $11.70             $12.21           $12.20           $   --
                                                            ==================================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                         See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2003

                                                                                                                      FRANKLIN
                                                                FRANKLIN            FRANKLIN           FRANKLIN     NORTH CAROLINA
                                                           LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE    TAX-FREE
                                                               INCOME FUND        INCOME FUND         INCOME FUND     INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................................  $186,368,814         $349,755,619       $489,065,577    $468,322,410
                                                              =====================================================================
  Value ....................................................   195,792,155          370,005,612        516,284,427     496,411,353
 Cash ......................................................       854,546              133,391            477,392         460,838
 Receivables:
  Capital shares sold ......................................       151,534              571,583          1,030,685         765,350
  Interest .................................................     2,997,197            4,811,390          7,453,350       6,336,165
                                                              ---------------------------------------------------------------------
      Total assets .........................................   199,795,432          375,521,976        525,245,854     503,973,706
                                                              ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................     1,384,059            3,224,034                 --       7,363,890
  Capital shares redeemed ..................................       268,425              340,859            492,557       1,053,249
  Affiliates ...............................................       126,067              219,008            291,027         290,460
  Shareholders .............................................        63,953              138,060            246,936         118,782
 Distributions to shareholders .............................       221,154              395,264            564,192         523,543
 Other liabilities .........................................        17,616               26,888             35,673          27,560
                                                              ---------------------------------------------------------------------
      Total liabilities ....................................     2,081,274            4,344,113          1,630,385       9,377,484
                                                              ---------------------------------------------------------------------
       Net assets, at value ................................  $197,714,158         $371,177,863       $523,615,469    $494,596,222
                                                              =====================================================================
Net assets consist of:
 Undistributed net investment income .......................  $   (140,089)        $    (31,979)      $   (360,072)   $   (194,850)
 Net unrealized appreciation (depreciation) ................     9,423,341           20,249,993         27,218,850      28,088,943
 Accumulated net realized gain (loss) ......................    (1,128,160)          (1,815,442)        (2,280,935)     (3,314,183)
 Capital shares ............................................   189,559,066          352,775,291        499,037,626     470,016,312
                                                              ---------------------------------------------------------------------
       Net assets, at value ................................  $197,714,158         $371,177,863       $523,615,469    $494,596,222
                                                              =====================================================================
CLASS A:
 Net assets, at value ......................................  $177,210,926         $322,873,333       $468,007,647    $418,195,995
                                                              =====================================================================
 Shares outstanding ........................................    15,340,566           27,420,168         38,277,855      34,156,144
                                                              =====================================================================
 Net asset value per share* ................................        $11.55               $11.78             $12.23          $12.24
                                                              =====================================================================
 Maximum offering price per share (net asset value per
   share [DIVIDE] 95.75%) ..................................        $12.06               $12.30             $12.77          $12.78
                                                              =====================================================================
CLASS C:
 Net assets, at value ......................................  $ 20,503,232         $ 48,304,530       $ 55,607,822     $76,400,227
                                                              =====================================================================
 Shares outstanding ........................................     1,760,586            4,059,564          4,524,563       6,187,034
                                                              =====================================================================
 Net asset value per share* ................................        $11.65               $11.90             $12.29          $12.35
                                                              =====================================================================
 Maximum offering price per share (net asset value per
   share [DIVIDE] 99%) .....................................        $11.77               $12.02             $12.41          $12.47
                                                              =====================================================================



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2003

                                                                                                FRANKLIN
                                                                                            VIRGINIA TAX-FREE
                                                                                               INCOME FUND
                                                                                            -----------------
Assets:
 Investments in securities:
  Cost ....................................................................................   $447,793,056
                                                                                              =============
  Value ...................................................................................    468,343,322
 Cash .....................................................................................         54,207
 Receivables:
  Capital shares sold .....................................................................        731,555
  Interest ................................................................................      5,662,493
                                                                                              -------------
      Total assets ........................................................................    474,791,577
                                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................      5,162,967
  Capital shares redeemed .................................................................        496,171
  Affiliates ..............................................................................        262,541
  Shareholders ............................................................................        166,257
 Distributions to shareholders ............................................................        496,367
 Other liabilities ........................................................................         33,799
                                                                                              -------------
      Total liabilities ...................................................................      6,618,102
                                                                                              -------------
       Net assets, at value ...............................................................   $468,173,475
                                                                                              =============
Net assets consist of:
 Undistributed net investment income ......................................................   $   (304,682)
 Net unrealized appreciation (depreciation) ...............................................     20,550,266
 Accumulated net realized gain (loss) .....................................................     (6,441,711)
 Capital shares ...........................................................................    454,369,602
                                                                                              -------------
       Net assets, at value ...............................................................   $468,173,475
                                                                                              =============
CLASS A:
 Net assets, at value .....................................................................   $426,370,967
                                                                                              =============
 Shares outstanding .......................................................................     36,636,737
                                                                                              =============
 Net asset value per share* ...............................................................         $11.64
                                                                                              =============
 Maximum offering price per share (net asset value per share [DIVIDE] 95.75%) .............         $12.16
                                                                                              =============
CLASS C:
 Net assets, at value .....................................................................    $41,802,508
                                                                                              =============
 Shares outstanding .......................................................................      3,561,618
                                                                                              =============
 Net asset value per share* ...............................................................         $11.74
                                                                                              =============
 Maximum offering price per share (net asset value per share [DIVIDE] 99%) ................         $11.86
                                                                                              =============



*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                               FRANKLIN          FRANKLIN           FRANKLIN          FRANKLIN
                                                           ALABAMA TAX-FREE  FLORIDA TAX-FREE  GEORGIA TAX-FREE  KENTUCKY TAX-FREE
                                                              INCOME FUND       INCOME FUND        INCOME FUND       INCOME FUND
                                                           -----------------------------------------------------------------------
Investment income:
 Interest .................................................  $13,423,806       $ 96,125,228       $10,791,894       $ 5,478,233
                                                             -------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .................................    1,342,130          8,152,966         1,108,684           647,966
 Distribution fees (Note 3)
  Class A .................................................      220,906          1,611,477           167,713           103,933
  Class B .................................................           --            279,106                --                --
  Class C .................................................      134,658            655,345           180,044                --
 Transfer agent fees (Note 3) .............................       97,573            568,437            84,004            35,175
 Custodian fees ...........................................        2,419             17,484             1,948               955
 Reports to shareholders ..................................       22,900             75,067            20,757            10,120
 Registration and filing fees .............................        6,362             19,567             5,807             2,091
 Professional fees ........................................       16,470             36,783            14,182            12,025
 Trustees' fees and expenses ..............................        2,378             17,271             1,933             1,012
 Other ....................................................       25,571            112,807            23,024            18,757
                                                             -------------------------------------------------------------------
      Total expenses ......................................    1,871,367         11,546,310         1,608,096           832,034
      Expenses waived/paid by affiliate (Note 3) ..........           --                 --                --          (209,236)
                                                             -------------------------------------------------------------------
       Net expenses .......................................    1,871,367         11,546,310         1,608,096           622,798
                                                             -------------------------------------------------------------------
        Net investment income .............................   11,552,439         84,578,918         9,183,798         4,855,435
                                                             -------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ................     (756,718)         5,298,092          (663,949)       (1,018,850)
 Net unrealized appreciation (depreciation) on investments     7,105,523         32,698,345         2,843,181         2,610,898
                                                             -------------------------------------------------------------------
Net realized and unrealized gain (loss) ...................    6,348,805         37,996,437         2,179,232         1,592,048
                                                             -------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations ........................................  $17,901,244       $122,575,355       $11,363,030       $ 6,447,483
                                                             ===================================================================





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                                                                       FRANKLIN
                                                                FRANKLIN            FRANKLIN           FRANKLIN     NORTH CAROLINA
                                                           LOUISIANA TAX-FREE  MARYLAND TAX-FREE  MISSOURI TAX-FREE    TAX-FREE
                                                               INCOME FUND        INCOME FUND        INCOME FUND     INCOME FUND
                                                            ----------------------------------------------------------------------
Investment income:
 Interest ................................................    $10,628,716         $18,262,053        $26,429,536      $25,008,123
                                                            ----------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ................................      1,082,310           1,799,955          2,470,984        2,379,041
 Distribution fees (Note 3)
  Class A ................................................        171,030             300,506            441,796          402,689
  Class C ................................................        118,082             254,891            300,784          426,086
 Transfer agent fees (Note 3) ............................         69,114             141,706            187,530          178,377
 Custodian fees ..........................................          1,890               3,432              4,455            4,537
 Reports to shareholders .................................         17,043              32,769             43,929           27,073
 Registration and filing fees ............................          3,459               7,586              8,521            6,265
 Professional fees .......................................         12,391              19,393             17,442           16,697
 Trustees' fees and expenses .............................          1,873               3,324              4,801            4,608
 Other ...................................................         23,293              32,304             46,190           36,370
                                                            ----------------------------------------------------------------------
      Total expenses .....................................      1,500,485           2,595,866          3,526,432        3,481,743
                                                            ----------------------------------------------------------------------
        Net investment income ............................      9,128,231          15,666,187         22,903,104       21,526,380
                                                            ----------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ...............       (286,931)            240,920           (547,163)         686,306
 Net unrealized appreciation (depreciation) on investments      3,138,517           7,637,756         10,366,635       10,659,052
                                                            ----------------------------------------------------------------------
Net realized and unrealized gain (loss) ..................      2,851,586           7,878,676          9,819,472       11,345,358
                                                            ----------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations ............................................    $11,979,817         $23,544,863        $32,722,576      $32,871,738
                                                            ======================================================================





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                                                  FRANKLIN
                                                                                              VIRGINIA TAX-FREE
                                                                                                 INCOME FUND
                                                                                              -----------------
Investment income:
 Interest ..................................................................................    $23,959,733
                                                                                               ------------
Expenses:
 Management fees (Note 3) ..................................................................      2,275,291
 Distribution fees (Note 3)
  Class A ..................................................................................        410,557
  Class C ..................................................................................        235,668
 Transfer agent fees (Note 3) ..............................................................        185,937
 Custodian fees ............................................................................          4,097
 Reports to shareholders ...................................................................         40,808
 Registration and filing fees ..............................................................          7,459
 Professional fees .........................................................................         19,148
 Trustees' fees and expenses ...............................................................          4,395
 Other .....................................................................................         41,389
                                                                                               ------------
      Total expenses .......................................................................      3,224,749
                                                                                               ------------
       Net investment income ...............................................................     20,734,984
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................................................     (1,547,708)
 Net unrealized appreciation (depreciation) on investments .................................      6,208,600
                                                                                               ------------
Net realized and unrealized gain (loss) ....................................................      4,660,892
                                                                                               ------------
Net increase (decrease) in net assets resulting from operations ............................    $25,395,876
                                                                                               ============




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                   FRANKLIN                         FRANKLIN
                                                               ALABAMA TAX-FREE                 FLORIDA TAX-FREE
                                                                  INCOME FUND                      INCOME FUND
                                                         --------------------------------------------------------------
                                                              2003          2002              2003            2002
                                                         --------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................  $ 11,552,439  $ 11,429,693      $  84,578,918  $   83,916,859
  Net realized gain (loss) from investments ...........      (756,718)       45,720          5,298,092        (152,470)
  Net unrealized appreciation (depreciation) on
    investments .......................................     7,105,523     2,751,996         32,698,345      27,147,509
                                                         --------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ...............................    17,901,244    14,227,409        122,575,355     110,911,898
 Distributions to shareholders from:
  Net investment income:
   Class A ............................................   (10,637,243)  (10,700,336)       (78,381,899)    (80,840,667)
   Class B ............................................            --            --         (1,831,850)       (828,398)
   Class C ............................................      (907,623)     (703,000)        (4,283,469)     (3,731,440)
                                                         --------------------------------------------------------------
 Total distributions to shareholders ..................   (11,544,866)  (11,403,336)       (84,497,218)    (85,400,505)
 Capital share transactions: (Note 2)
   Class A ............................................     7,336,510     2,823,374        (20,007,516)     47,425,161
   Class B ............................................            --            --         23,150,515      23,155,744
   Class C ............................................     6,200,540     3,790,063         20,418,312      15,424,527
                                                         --------------------------------------------------------------
 Total capital share transactions .....................    13,537,050     6,613,437         23,561,311      86,005,432
      Net increase (decrease) in net assets ...........    19,893,428     9,437,510         61,639,448     111,516,825
Net assets
 Beginning of year ....................................   234,110,666   224,673,156      1,731,716,493   1,620,199,668
                                                         --------------------------------------------------------------
 End of year ..........................................  $254,004,094  $234,110,666     $1,793,355,941  $1,731,716,493
                                                         ==============================================================
Undistributed net investment income included in
  net assets:
 End of year ..........................................  $   (170,614) $   (171,230)    $   (1,142,635) $   (1,137,364)
                                                         ==============================================================






                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                      FRANKLIN                        FRANKLIN
                                                                  GEORGIA TAX-FREE                KENTUCKY TAX-FREE
                                                                     INCOME FUND                     INCOME FUND
                                                            ----------------------------------------------------------
                                                                2003           2002               2003          2002
                                                            ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................  $  9,183,798   $ 8,934,087       $  4,855,435  $ 4,278,172
  Net realized gain (loss) from investments ..............      (663,949)      369,743         (1,018,850)    (401,781)
  Net unrealized appreciation (depreciation) on
    investments ..........................................     2,843,181     1,716,012          2,610,898    1,181,237
                                                            ----------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ..................................    11,363,030    11,019,842          6,447,483    5,057,628
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................    (7,995,364)   (8,112,422)        (4,845,554)  (4,305,155)
   Class C ...............................................    (1,192,259)     (876,577)                --           --
                                                            ----------------------------------------------------------
 Total distributions to shareholders .....................    (9,187,623)   (8,988,999)        (4,845,554)  (4,305,155)
 Capital share transactions: (Note 2)
   Class A ...............................................       107,163     4,313,986         16,640,295   19,177,584
   Class C ...............................................     7,359,223     7,683,794                 --           --
                                                            ----------------------------------------------------------
 Total capital share transactions ........................     7,466,386    11,997,780         16,640,295   19,177,584
      Net increase (decrease) in net assets ..............     9,641,793    14,028,623         18,242,224   19,930,057
Net assets
 Beginning of year .......................................   194,161,302   180,132,679         96,298,924   76,368,867
                                                            ----------------------------------------------------------
 End of year .............................................  $203,803,095  $194,161,302       $114,541,148  $96,298,924
                                                            ==========================================================
Undistributed net investment income included in
  net assets:
 End of year .............................................  $   (195,378) $   (189,869)      $    (57,963) $   (66,737)
                                                            ==========================================================








                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                    FRANKLIN                          FRANKLIN
                                                               LOUISIANA TAX-FREE                 MARYLAND TAX-FREE
                                                                   INCOME FUND                       INCOME FUND
                                                           ------------------------------------------------------------
                                                               2003           2002              2003           2002
                                                           ------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................  $  9,128,231  $  8,672,526       $ 15,666,187  $ 13,907,321
  Net realized gain (loss) from investments .............      (286,931)       96,862            240,920        (4,838)
  Net unrealized appreciation (depreciation) on
    investments .........................................     3,138,517     2,541,561          7,637,756     4,043,121
                                                           ------------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations .................................    11,979,817    11,310,949         23,544,863    17,945,604
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................    (8,331,261)   (8,055,779)       (14,087,275)  (12,838,697)
   Class C ..............................................      (778,551)     (647,018)        (1,677,457)   (1,158,737)
                                                           ------------------------------------------------------------
 Total distributions to shareholders ....................    (9,109,812)   (8,702,797)       (15,764,732)  (13,997,434)
 Capital share transactions: (Note 2)
   Class A ..............................................     6,723,781    10,775,720         34,936,729    28,610,176
   Class C ..............................................     4,164,157     3,398,647         14,062,166    10,329,515
                                                           ------------------------------------------------------------
 Total capital share transactions .......................    10,887,938    14,174,367         48,998,895    38,939,691
      Net increase (decrease) in net assets .............    13,757,943    16,782,519         56,779,026    42,887,861
Net assets
 Beginning of year ......................................   183,956,215   167,173,696        314,398,837   271,510,976
                                                           ------------------------------------------------------------
 End of year ............................................  $197,714,158  $183,956,215       $371,177,863  $314,398,837
                                                           ============================================================
Undistributed net investment income included in
  net assets:
 End of year ............................................  $   (140,089) $   (150,792)      $    (31,979) $     69,193
                                                           ============================================================





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                                                      FRANKLIN
                                                                      FRANKLIN                     NORTH CAROLINA
                                                                  MISSOURI TAX-FREE                   TAX-FREE
                                                                     INCOME FUND                     INCOME FUND
                                                            -----------------------------------------------------------
                                                                2003           2002               2003          2002
                                                            -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................  $ 22,903,104  $ 21,059,961       $ 21,526,380  $ 20,031,161
  Net realized gain (loss) from investments ..............      (547,163)    1,674,887            686,306       616,785
  Net unrealized appreciation (depreciation) on
    investments ..........................................    10,366,635     6,906,721         10,659,052     6,184,485
                                                            -----------------------------------------------------------
      Net increase (decrease) in net assets resulting
        from operations ..................................    32,722,576    29,641,569         32,871,738    26,832,431
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................   (21,109,963)  (19,746,184)       (18,810,127)  (18,279,079)
   Class C ...............................................    (2,035,845)   (1,508,866)        (2,765,733)   (2,178,794)
                                                            -----------------------------------------------------------
 Total distributions to shareholders .....................   (23,145,808)  (21,255,050)       (21,575,860)  (20,457,873)
 Capital share transactions: (Note 2)
   Class A ...............................................    33,623,333    44,906,663         20,250,134    40,469,665
   Class C ...............................................    13,606,971    11,630,382         16,768,980    13,558,636
                                                            -----------------------------------------------------------
 Total capital share transactions ........................    47,230,304    56,537,045         37,019,114    54,028,301
      Net increase (decrease) in net assets ..............    56,807,072    64,923,564         48,314,992    60,402,859
Net assets
 Beginning of year .......................................   466,808,397   401,884,833        446,281,230   385,878,371
                                                            -----------------------------------------------------------
 End of year .............................................  $523,615,469  $466,808,397       $494,596,222  $446,281,230
                                                            ===========================================================
Undistributed net investment income included in
  net assets:
 End of year .............................................  $   (360,072) $   (112,414)      $   (194,850) $   (139,006)
                                                            ===========================================================




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                                                      FRANKLIN
                                                                                                  VIRGINIA TAX-FREE
                                                                                                     INCOME FUND
                                                                                            --------------------------
                                                                                                 2003          2002
                                                                                            --------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................   $ 20,734,984  $ 19,705,700
  Net realized gain (loss) from investments .............................................     (1,547,708)      347,704
  Net unrealized appreciation (depreciation) on investments .............................      6,208,600     2,572,509
                                                                                            --------------------------
      Net increase (decrease) in net assets resulting from operations ...................     25,395,876    22,625,913
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................................    (19,304,187)  (18,699,913)
   Class C ..............................................................................     (1,537,328)   (1,296,345)
                                                                                            --------------------------
 Total distributions to shareholders ....................................................    (20,841,515)  (19,996,258)
 Capital share transactions: (Note 2)
   Class A ..............................................................................     26,656,643    36,567,051
   Class C ..............................................................................      7,391,873     9,008,872
                                                                                            --------------------------
 Total capital share transactions .......................................................     34,048,516    45,575,923
      Net increase (decrease) in net assets .............................................     38,602,877    48,205,578
Net assets
 Beginning of year ......................................................................    429,570,598   381,365,020
                                                                                            --------------------------
 End of year ............................................................................   $468,173,475  $429,570,598
                                                                                            ==========================
Undistributed net investment income included in net assets:
 End of year ............................................................................   $   (304,682) $   (196,746)
                                                                                            ==========================





                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-five separate series. All Funds included in this report (the Funds) are diversified except the Franklin Maryland Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.
Other distributions are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                      CLASS A & CLASS C                                CLASS A, CLASS B, & CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Franklin Kentucky Tax-Free Income Fund       Franklin Alabama Tax-Free Income Fund            Franklin Florida Tax-Free Income Fund
                                             Franklin Georgia Tax-Free Income Fund
                                             Franklin Louisiana Tax-Free Income Fund
                                             Franklin Maryland Tax-Free Income Fund
                                             Franklin Missouri Tax-Free Income Fund
                                             Franklin North Carolina Tax-Free Income Fund
                                             Franklin Virginia Tax-Free Income Fund

At February 28, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                                     FRANKLIN ALABAMA                FRANKLIN FLORIDA
                                                                   TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                                -----------------------------------------------------------
                                                                   SHARES       AMOUNT            SHARES          AMOUNT
                                                                -----------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
 Shares sold ................................................    2,720,475   $ 30,570,054       16,224,930   $ 190,925,054
 Shares issued in reinvestment of distributions .............      411,009      4,629,720        2,248,772      26,425,324
 Shares redeemed ............................................   (2,474,126)   (27,863,264)     (20,195,116)   (237,357,894)
                                                                -----------------------------------------------------------
 Net increase (decrease) ....................................      657,358   $  7,336,510       (1,721,414)  $ (20,007,516)
                                                                ===========================================================
Year ended February 28, 2002
 Shares sold ................................................    1,903,329   $ 21,219,760       17,886,258   $ 207,704,465
 Shares issued in reinvestment of distributions .............      391,557      4,362,372        2,049,033      23,818,937
 Shares redeemed ............................................   (2,046,047)   (22,758,758)     (15,830,793)   (184,098,241)
                                                                -----------------------------------------------------------
 Net increase (decrease) ....................................      248,839   $  2,823,374        4,104,498   $  47,425,161
                                                                ===========================================================

CLASS B SHARES:
Year ended February 28, 2003
 Shares sold ................................................                                    2,328,425   $  27,512,309
 Shares issued in reinvestment of distributions .............                                       81,722         966,320
 Shares redeemed ............................................                                     (449,448)     (5,328,114)
                                                                                                ---------------------------
 Net increase (decrease) ....................................                                    1,960,699   $  23,150,515
                                                                                                ===========================
Year ended February 28, 2002
 Shares sold ................................................                                    2,057,412   $  24,027,874
 Shares issued in reinvestment of distributions .............                                       38,691         452,438
 Shares redeemed ............................................                                     (113,302)     (1,324,568)
                                                                                                ---------------------------
 Net increase (decrease) ....................................                                    1,982,801   $  23,155,744
                                                                                                ===========================

CLASS C SHARES:
Year ended February 28, 2003
 Shares sold ................................................      791,454   $  8,988,483        2,767,475   $  32,935,996
 Shares issued in reinvestment of distributions .............       35,890        407,239          175,927       2,089,536
 Shares redeemed ............................................     (282,453)    (3,195,182)      (1,230,617)    (14,607,220)
                                                                -----------------------------------------------------------
 Net increase (decrease) ....................................      544,891   $  6,200,540        1,712,785   $  20,418,312
                                                                ===========================================================
Year ended February 28, 2002
 Shares sold ................................................      517,391   $  5,806,178        2,227,645   $  26,173,881
 Shares issued in reinvestment of distributions .............       28,344        317,846          135,605       1,591,562
 Shares redeemed ............................................     (209,353)    (2,333,961)      (1,050,393)    (12,340,916)
                                                                -----------------------------------------------------------
 Net increase (decrease) ....................................      336,382   $  3,790,063        1,312,857   $  15,424,527
                                                                ===========================================================


FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                       FRANKLIN GEORGIA            FRANKLIN KENTUCKY
                                                                     TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                                                  -----------------------------------------------------
                                                                     SHARES       AMOUNT          SHARES       AMOUNT
                                                                  -----------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
 Shares sold ...................................................   2,043,821 $ 24,188,284       2,159,812 $ 24,173,500
 Shares issued in reinvestment of distributions ................     358,487    4,240,899         190,333    2,121,891
 Shares redeemed ...............................................  (2,396,807) (28,322,020)       (863,900)  (9,655,096)
                                                                  -----------------------------------------------------
 Net increase (decrease) .......................................       5,501 $    107,163       1,486,245 $ 16,640,295
                                                                  =====================================================
Year ended February 28, 2002
 Shares sold ...................................................   1,901,825 $ 22,414,349       2,088,267 $ 23,133,241
 Shares issued in reinvestment of distributions ................     356,854    4,209,728         179,503    1,987,550
 Shares redeemed ...............................................  (1,888,765) (22,310,091)       (536,963)  (5,943,207)
                                                                  -----------------------------------------------------
 Net increase (decrease) .......................................     369,914 $  4,313,986       1,730,807 $ 19,177,584
                                                                  =====================================================

CLASS C SHARES:
Year ended February 28, 2003
 Shares sold ...................................................     927,401 $ 11,066,459
 Shares issued in reinvestment of distributions ................      58,012      691,479
 Shares redeemed ...............................................    (367,006)  (4,398,715)
                                                                  ------------------------
 Net increase (decrease) .......................................     618,407 $  7,359,223
                                                                  ========================
Year ended February 28, 2002
 Shares sold ...................................................     831,761 $  9,898,043
 Shares issued in reinvestment of distributions ................      40,162      477,352
 Shares redeemed ...............................................    (226,796)  (2,691,601)
                                                                  ------------------------
 Net increase (decrease) .......................................     645,127 $  7,683,794
                                                                  ========================

                                                                      FRANKLIN LOUISIANA            FRANKLIN MARYLAND
                                                                     TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                  -----------------------------------------------------
                                                                     SHARES       AMOUNT          SHARES      AMOUNT
                                                                  -----------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
 Shares sold ...................................................   1,667,975 $ 19,006,969       5,352,288 $ 62,077,239
 Shares issued in reinvestment of distributions ................     380,863    4,342,933         689,174    7,985,872
 Shares redeemed ...............................................  (1,457,832) (16,626,121)     (3,035,370) (35,126,382)
                                                                  -----------------------------------------------------
 Net increase (decrease) .......................................     591,006 $  6,723,781       3,006,092 $ 34,936,729
                                                                  =====================================================
Year ended February 28, 2002
 Shares sold ...................................................   2,562,858 $ 28,906,767       4,608,486 $ 52,739,853
 Shares issued in reinvestment of distributions ................     322,698    3,643,943         618,246    7,068,450
 Shares redeemed ...............................................  (1,933,588) (21,774,990)     (2,731,713) (31,198,127)
                                                                  -----------------------------------------------------
 Net increase (decrease) .......................................     951,968 $ 10,775,720       2,495,019 $ 28,610,176
                                                                  =====================================================
CLASS C SHARES:
Year ended February 28, 2003
 Shares sold ...................................................     469,109 $  5,400,377       1,659,622 $ 19,451,359
 Shares issued in reinvestment of distributions ................      34,385      395,363          89,480    1,047,856
 Shares redeemed ...............................................    (141,900)  (1,631,583)       (549,976)  (6,437,049)
                                                                  -----------------------------------------------------
 Net increase (decrease) .......................................     361,594 $  4,164,157       1,199,126 $ 14,062,166
                                                                  =====================================================
Year ended February 28, 2002
 Shares sold ...................................................     392,037 $  4,458,059       1,107,623 $ 12,800,821
 Shares issued in reinvestment of distributions ................      27,257      310,124          68,404      789,391
 Shares redeemed ...............................................    (120,390)  (1,369,536)       (283,146)  (3,260,697)
                                                                  -----------------------------------------------------
 Net increase (decrease) .......................................     298,904 $  3,398,647         892,881 $ 10,329,515
                                                                  =====================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                       FRANKLIN MISSOURI        FRANKLIN NORTH CAROLINA
                                                                     TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                                  -----------------------------------------------------
                                                                     SHARES       AMOUNT          SHARES       AMOUNT
                                                                  -----------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
 Shares sold ..................................................    5,750,975 $ 69,246,539       5,133,614 $ 61,721,118
 Shares issued in reinvestment of distributions ...............      850,951   10,230,750         861,386   10,352,896
 Shares redeemed ..............................................   (3,807,445) (45,853,956)     (4,312,198) (51,823,880)
                                                                  ----------------------------------------------------
 Net increase (decrease) ......................................    2,794,481 $ 33,623,333       1,682,802 $ 20,250,134
                                                                  ====================================================
Year ended February 28, 2002
 Shares sold ..................................................    6,106,029 $ 72,567,433       5,920,326 $ 70,188,417
 Shares issued in reinvestment of distributions ...............      775,306    9,207,621         804,765    9,534,609
 Shares redeemed ..............................................   (3,103,953) (36,868,391)     (3,312,035) (39,253,361)
                                                                  ----------------------------------------------------
 Net increase (decrease) ......................................    3,777,382 $ 44,906,663       3,413,056 $ 40,469,665
                                                                  ====================================================

CLASS C SHARES:
Year ended February 28, 2003
 Shares sold ..................................................    1,534,768 $ 18,573,751       2,131,359 $ 25,773,944
 Shares issued in reinvestment of distributions ...............      103,840    1,255,534         137,126    1,662,595
 Shares redeemed ..............................................     (516,002)  (6,222,314)       (883,057) (10,667,559)
                                                                  ----------------------------------------------------
 Net increase (decrease) ......................................    1,122,606 $ 13,606,971       1,385,428 $ 16,768,980
                                                                  ====================================================
Year ended February 28, 2002
 Shares sold ..................................................    1,094,685 $ 13,069,392       1,683,998 $ 20,097,897
 Shares issued in reinvestment of distributions ...............       80,109      955,934         114,967    1,372,578
 Shares redeemed ..............................................     (200,165)  (2,394,944)       (661,037)  (7,911,839)
                                                                  ----------------------------------------------------
 Net increase (decrease) ......................................      974,629 $ 11,630,382       1,137,928 $ 13,558,636
                                                                  ====================================================

                                                                                                    FRANKLIN VIRGINIA
                                                                                                  TAX-FREE INCOME FUND
                                                                                               -----------------------
                                                                                                  SHARES       AMOUNT
                                                                                               -----------------------
CLASS A SHARES:
Year ended February 28, 2003
 Shares sold ...............................................................................    5,015,611 $ 57,798,594
 Shares issued in reinvestment of distributions ............................................      887,130   10,210,584
 Shares redeemed ...........................................................................   (3,592,895) (41,352,535)
                                                                                               -----------------------
 Net increase (decrease) ...................................................................    2,309,846 $ 26,656,643
                                                                                               =======================
Year ended February 28, 2002
 Shares sold ...............................................................................    5,387,624 $ 61,924,622
 Shares issued in reinvestment of distributions ............................................      810,410    9,304,109
 Shares redeemed ...........................................................................   (3,016,599) (34,661,680)
                                                                                               -----------------------
 Net increase (decrease) ...................................................................    3,181,435 $ 36,567,051
                                                                                               =======================

CLASS C SHARES:
Year ended February 28, 2003
 Shares sold ...............................................................................    1,035,218 $ 12,037,205
 Shares issued in reinvestment of distributions ............................................       77,077      894,365
 Shares redeemed ...........................................................................     (477,123)  (5,539,697)
                                                                                               -----------------------
 Net increase (decrease) ...................................................................      635,172 $  7,391,873
                                                                                               =======================
Year ended February 28, 2002
 Shares sold ...............................................................................      986,580 $ 11,408,657
 Shares issued in reinvestment of distributions ............................................       65,672      759,900
 Shares redeemed ...........................................................................     (273,035)  (3,159,685)
                                                                                               -----------------------
 Net increase (decrease) ...................................................................      779,217 $  9,008,872
                                                                                               =======================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, Inc. (Investor Services), and Franklin Templeton Services, Inc. (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

       ANNUALIZED
        FEE RATE  MONTH-END NET ASSETS
       -------------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive a portion of the management fees for the Franklin Kentucky Tax-Free Income Fund, as noted in the Statement of Operations.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid (received) net commissions on sales of the Funds' shares, and paid (received) contingent deferred sales charges for the year as follows:

                                                                FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                                 ALABAMA     FLORIDA     GEORGIA    KENTUCKY    LOUISIANA
                                                                TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE
                                                               INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                               -----------------------------------------------------------
Net commissions paid (received) .............................    $61,802  $1,043,006     $60,680   $33,774.13    $37,089
Contingent deferred sales charges ...........................    $ 5,051  $  122,769     $ 6,485           --    $18,762

                                                                            FRANKLIN    FRANKLIN     FRANKLIN    FRANKLIN
                                                                            MARYLAND    MISSOURI  NORTH CAROLINA VIRGINIA
                                                                            TAX-FREE    TAX-FREE     TAX-FREE    TAX-FREE
                                                                           INCOME FUND INCOME FUND  INCOME FUND INCOME FUND
                                                                           ------------------------------------------------
Net commissions paid (received) .........................................   $103,667    $122,802     $185,053     $86,446
Contingent deferred sales charges .......................................   $ 28,611    $ 17,745     $ 36,678     $14,156

The Funds paid transfer agent fees of $1,547,853 of which $1,212,940 was paid to Investor Services.


4. INCOME TAXES

At February 28, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN    FRANKLIN
                                                                 ALABAMA     FLORIDA     GEORGIA    KENTUCKY    LOUISIANA
                                                                TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE    TAX-FREE
                                                               INCOME FUND INCOME FUND INCOME FUND INCOME FUND INCOME FUND
                                                             ----------------------------------------------------------
Capital loss carryovers expiring in:
 2004 .....................................................  $        --   $       --  $       -- $   65,389    $     --
 2005 .....................................................           --           --          --    294,278          --
 2008 .....................................................    1,941,746           --   1,387,542    305,529     545,898
 2009 .....................................................      135,955    7,210,144     833,999         --     171,149
 2010 .....................................................    7,179,861      245,369          --    413,791          --
 2011 .....................................................      804,634           --          --         --          --
                                                             -----------------------------------------------------------
                                                             $10,062,196   $7,455,513  $2,221,541 $1,078,987    $717,047
                                                             ===========================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

                                                                            FRANKLIN    FRANKLIN     FRANKLIN    FRANKLIN
                                                                            MARYLAND    MISSOURI  NORTH CAROLINA VIRGINIA
                                                                            TAX-FREE    TAX-FREE     TAX-FREE    TAX-FREE
                                                                           INCOME FUND INCOME FUND  INCOME FUND INCOME FUND
                                                                          -------------------------------------------------
Capital loss carryovers expiring in:
 2008 .................................................................    $  407,077  $       --  $       --   $2,286,114
 2009 .................................................................     1,288,544   1,738,727   3,314,184    1,407,973
 2010 .................................................................       119,821          --          --    1,188,255
 2011 .................................................................            --     316,094          --           --
                                                                           -----------------------------------------------
                                                                           $1,815,442  $2,054,821  $3,314,184   $4,882,342
                                                                           -----------------------------------------------

At February 28, 2003, Franklin Kentucky Tax-Free Income Fund and Franklin Louisiana Tax-Free Income Fund had expired capital loss carryovers of $382,887 and $730,877, respectively, which were reclassed to paid in capital.

At February 28, 2003, the following funds had deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending February 29, 2004.

 FRANKLIN              FRANKLIN              FRANKLIN              FRANKLIN              FRANKLIN              FRANKLIN
  FLORIDA               GEORGIA              KENTUCKY              LOUISIANA             MISSOURI              VIRGINIA
 TAX-FREE              TAX-FREE              TAX-FREE              TAX-FREE              TAX-FREE              TAX-FREE
INCOME FUND           INCOME FUND           INCOME FUND           INCOME FUND           INCOME FUND           INCOME FUND
-------------------------------------------------------------------------------------------------------------------------
 $203,567              $733,433            $1,076,554              $411,113             $119,119             $1,559,370

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and losses realized subsequent to October 31 on the sale of securities.

At February 28, 2003, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

                                                      FRANKLIN      FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN
                                                       ALABAMA       FLORIDA      GEORGIA     KENTUCKY      LOUISIANA
                                                      TAX-FREE      TAX-FREE     TAX-FREE     TAX-FREE      TAX-FREE
                                                     INCOME FUND   INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND
                                                    -------------------------------------------------------------------
Investments at cost ..............................  $237,329,423 $1,641,596,250 $194,044,414 $107,292,266 $186,327,358
                                                    -------------------------------------------------------------------
Unrealized appreciation ..........................    16,243,827    131,255,209   12,827,696    5,540,346   11,387,715
Unrealized depreciation ..........................      (949,144)    (1,103,315)  (1,865,024)    (485,001)  (1,922,918)
                                                    -------------------------------------------------------------------
Net unrealized appreciation (depreciation) .......  $ 15,294,683 $  130,151,894 $ 10,962,672 $  5,055,345 $  9,464,797
                                                    -------------------------------------------------------------------
Distributable earnings - tax-exempt income .......  $     70,395 $      597,365 $     27,797 $     42,938 $     39,609
                                                    -------------------------------------------------------------------

                                                                    FRANKLIN     FRANKLIN     FRANKLIN      FRANKLIN
                                                                    MARYLAND     MISSOURI  NORTH CAROLINA   VIRGINIA
                                                                    TAX-FREE     TAX-FREE     TAX-FREE      TAX-FREE
                                                                   INCOME FUND  INCOME FUND  INCOME FUND   INCOME FUND
                                                                   ---------------------------------------------------
Investments at cost ............................................   $349,730,008 $489,076,595 $468,291,463 $447,765,122
                                                                   ---------------------------------------------------
Unrealized appreciation ........................................     20,546,415   28,678,384   28,530,010   23,308,306
Unrealized depreciation ........................................       (270,811)  (1,470,552)    (410,120)  (2,730,106)
                                                                   ---------------------------------------------------
Net unrealized appreciation (depreciation) .....................   $ 20,275,604 $ 27,207,832 $ 28,119,890 $ 20,578,200
                                                                   ---------------------------------------------------
Distributable earnings - tax-exempt income .....................   $    337,673 $    108,141 $    297,746 $    163,751
                                                                   ---------------------------------------------------

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

The tax character of distributions paid during the years ended February 28, 2002 and 2003, was as follows:

                                                  FRANKLIN                    FRANKLIN                  FRANKLIN
                                              ALABAMA TAX-FREE            FLORIDA TAX-FREE           GEORGIA TAX-FREE
                                                 INCOME FUND                 INCOME FUND                INCOME FUND
                                          -----------------------------------------------------------------------------
                                              2003        2002            2003        2002            2003       2002
                                          -----------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income .....................  $11,544,866 $11,403,336     $84,497,218 $85,400,505     $9,187,623 $8,988,999

                                                  FRANKLIN                    FRANKLIN                  FRANKLIN
                                              KENTUCKY TAX-FREE          LOUISIANA TAX-FREE          MARYLAND TAX-FREE
                                                 INCOME FUND                 INCOME FUND                INCOME FUND
                                          -----------------------------------------------------------------------------
                                              2003        2002             2003       2002            2003       2002
                                          -----------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income .....................   $4,845,554  $4,305,155      $9,109,812  $8,702,797    $15,764,732 $13,997,434

                                                                              FRANKLIN
                                                  FRANKLIN                 NORTH CAROLINA               FRANKLIN
                                              MISSOURI TAX-FREE               TAX-FREE               VIRGINIA TAX-FREE
                                                 INCOME FUND                 INCOME FUND                INCOME FUND
                                          -----------------------------------------------------------------------------
                                              2003        2002            2003        2002           2003        2002
                                          -----------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income .....................  $23,145,808 $21,255,050     $21,575,860 $20,457,873    $20,841,515 $19,996,258


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2003 were as follows:

                                               FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN    FRANKLIN
                                                ALABAMA      FLORIDA      GEORGIA     KENTUCKY    LOUISIANA
                                               TAX-FREE     TAX-FREE     TAX-FREE     TAX-FREE    TAX-FREE
                                              INCOME FUND  INCOME FUND  INCOME FUND  INCOME FUND INCOME FUND
                                             ---------------------------------------------------------------
Purchases ................................   $ 61,360,361 $316,759,370 $ 25,976,038 $21,681,807 $33,589,128
Sales ....................................   $ 41,221,372 $292,401,477 $ 20,426,010 $ 7,377,490 $23,569,364

                                                             FRANKLIN     FRANKLIN     FRANKLIN    FRANKLIN
                                                             MARYLAND     MISSOURI  NORTH CAROLINA VIRGINIA
                                                             TAX-FREE     TAX-FREE     TAX-FREE    TAX-FREE
                                                            INCOME FUND  INCOME FUND  INCOME FUND INCOME FUND
                                                          ----------------------------------------------------
Purchases ..............................................   $69,505,055  $127,633,182  $75,709,614 $88,099,593
Sales ..................................................   $21,107,350  $ 90,539,046  $35,342,640 $56,768,782

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting part of the Franklin Tax-Free Trust (hereafter referred to as the "Funds") at February 28, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 3, 2003

FRANKLIN TAX-FREE TRUST
Tax Designation (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Trust hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2003.

BOARD MEMBERS AND OFFICERS




The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS                                          NUMBER OF
                                                              PORTFOLIOS IN FUND
                                                 LENGTH OF     COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION          TIME SERVED    BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)      Trustee           Since 1984           106              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)          Trustee           Since 1984           133              Director, RBC Holdings, Inc. (bank holding
One Franklin Parkway                                                                   company) and Bar-S Foods (meat packing
San Mateo, CA 94403-1906                                                               company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)       Trustee           Since 1989           134              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (51)          Trustee           Since 1998           82               Director, Amerada Hess Corporation
One Franklin Parkway                                                                   (exploration and refining of oil and gas);
San Mateo, CA 94403-1906                                                               Hercules Incorporated (chemicals, fibers and
                                                                                       resins); Beverly Enterprises, Inc. (health
                                                                                       care); H.J. Heinz Company (processed foods
                                                                                       and allied products); RTI International
                                                                                       Metals, Inc. (manufacture and distribution of
                                                                                       titanium); and Canadian National Railway
                                                                                       (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and
Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury
Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)         Trustee           Since 1984           106              Director, The California Center for Land
One Franklin Parkway                                                                   Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)         Trustee           Since 1992           133              Director, White Mountains Insurance Group,
One Franklin Parkway                                                                   Ltd. (holding company); Martek Biosciences
San Mateo, CA 94403-1906                                                               Corporation; MedImmune, Inc. (biotechnology);
                                                                                       Overstock.com (Internet services); and
                                                                                       Spacehab, Inc. (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of
Securities Dealers, Inc. (until 1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS                               NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION          TIME SERVED    BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)      Trustee and       Since 1984           133              None
One Franklin Parkway           Chairman of the
San Mateo, CA 94403-1906       Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62)  Trustee,          Trustee and          116              None
One Franklin Parkway           President and     President since 1984
San Mateo, CA 94403-1906       Chief Executive   and Chief Executive
                               Officer -         Officer - Investment
                               Investment        Management since 2002
                               Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

SHEILA AMOROSO (43)            Vice President    Since 2000      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)           Vice President    Since 1986      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

RAFAEL R. COSTAS, JR. (38)     Vice President    Since 2000      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)        Vice President    Since 1995      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)          Senior Vice       Since 2002      Not Applicable        None
500 East Broward Blvd.         President and Chief
Suite 2100                     Executive Officer -
Fort Lauderdale, FL 33394-3091 Finance and
                               Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                               PORTFOLIOS IN FUND
                                                 LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS          POSITION          TIME SERVED    BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)             Vice President    Since 2000      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; Officer and/or director of some of the other subsidiaries of
Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY,
President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty
Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)          Vice President    Since 2000      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells
(until 1986), and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)         Vice President    Since 2002      Not Applicable        Director, FTI Banque, Arch Chemicals,
600 5th Avenue                                                                         Inc. and Lingnan Foundation
Rockefeller Center
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (39)      Treasurer and     Treasurer       Not Applicable        None
One Franklin Parkway           Chief Financial   since 2000 and
San Mateo, CA 94403-1906       Officer           Chief Financial
                                                 Officer since
                                                 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 49 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)         Vice President    Since 2000      Not Applicable        None
One Franklin Parkway           and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited
(until 2000) and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

THOMAS WALSH (41)              Vice President    Since 2000      Not Applicable        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the
Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.


--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
  Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
  Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
  Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
  Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund



GLOBAL GROWTH & INCOME
Franklin Global
  Communications Fund
Mutual European Fund
Templeton Global Bond Fund



GLOBAL INCOME
Franklin Templeton Hard
  Currency Fund



GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
  Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
  Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
  Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3



GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund



FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
  Target Fund
Franklin Templeton Moderate
  Target Fund



INCOME
Franklin Adjustable U.S.
  Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
  Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
  U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
  Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7



TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7


STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.

2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.

3. Upon reaching approximately $350 million in assets, the fund will close to all investors.

4. The fund is only open to existing shareholders as well as select retirement plans.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

9. Portfolio of insured municipal securities.

10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).

11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)    One Franklin Parkway
     INVESTMENTS            San Mateo, CA  94403-1906



WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.




ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIALBEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301
This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF2 A2003 04/03   [GRAPHIC] Printed on recycled paper

Annual
Report
February 28, 2003


[GRAPHIC OMITTED]

Franklin Tax-Free Trust

Franklin Arizona Tax-Free Income Fund

Franklin Colorado Tax-Free Income Fund

Franklin Connecticut Tax-Free Income Fund

Franklin Double Tax-Free Income Fund

Franklin Federal Intermediate-Term Tax-Free Income Fund

Franklin High Yield Tax-Free Income Fund

Franklin New Jersey Tax-Free Income Fund

Franklin Oregon Tax-Free Income Fund

Franklin Pennsylvania Tax-Free Income Fund


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


      [LOGO]
FRANKLIN(R) TEMPLETON(R)
   INVESTMENTS

                             THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE
                 ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND
                  REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS
                                                    DO MUTUAL FUND SHARE PRICES.
                             WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO
                               SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]
CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

Dear Shareholder:

We are pleased to bring you this annual report for Franklin Tax-Free Trust covering the fiscal year ended February 28, 2003. As we write this report, we see many mixed signs for the U.S. economy, the political landscape and financial markets. Amid rising tensions with Iraq and North Korea, many now believe that a war in Iraq is all but inevitable. If there is a war, more questions remain about its duration and severity. All the possible scenarios have different implications for the financial markets. As a result, during the 12 months under review we saw considerable nervousness in both the U.S. equity and bond markets.

The year under review was a period of significant equity market volatility. Gross domestic product grew at an estimated 2.4% rate in 2002. Economic activity in the first half of 2002 led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note yielded 4.88%, which dropped to 3.71% on February 28, 2003. Over the same period, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index fell 20.17%, 22.67% and 22.27%, respectively, which tended to steer investors to allocating assets in more conservative investments such as municipal and government bonds. 1

CONTENTS

Shareholder Letter  ................      1

Special Feature:
Understanding Your
Tax-Free Income Fund ...............      5

Fund Reports
   Franklin Arizona
   Tax-Free Income Fund ............      9

   Franklin Colorado
   Tax-Free Income Fund ............     17

   Franklin Connecticut
   Tax-Free Income Fund ............     23

   Franklin Double
   Tax-Free Income Fund ............     29

   Franklin Federal
   Intermediate-Term
   Tax-Free Income Fund ............     36

   Franklin High Yield
   Tax-Free Income Fund  ...........     41

   Franklin New Jersey
   Tax-Free Income Fund  ...........     49

   Franklin Oregon
   Tax-Free Income Fund ............     58

   Franklin Pennsylvania
   Tax-Free Income Fund ............     64

Municipal Bond Ratings  ............     72

Financial Highlights &
Statements of Investments ..........     74

Financial Statements ...............    140

Notes to Financial Statements ......    151

Independent Auditors' Report .......    159

Tax Designation ....................    160

Board Members and Officers .........    161

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

              -----------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
              -----------------------------------------------------

BOND MARKET OVERVIEW

With $357 billion in municipal bonds issued nationwide in 2002, the industry outpaced the $293 billion record set in 1993. 2 This high issuance level can be attributed largely to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance and uncertainty. Although most investors sought the safety of Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions.

During the year under review, the yield for the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, fell from 5.25% at the beginning of the reporting period to 5.04% on February 28, 2003. 2 In our opinion, the government bond market outperformed the municipal bond market primarily for two reasons. First, the government bond market is broader and deeper than the municipal bond market; therefore, more investors turned to
U. S. government bonds for safety when financial markets experienced increased volatility. Second, given the low interest rate environment during the period, many municipalities issued debt, substantially increasing supply. Still, relative to Treasuries, municipal bonds continued to offer significant value. For example, during the 12-month period, the Bond Buyer 40 yielded as much as 108% of the 30-year Treasury bond. 2 At that level, investors were essentially getting the tax exemption municipal bonds offer for free. In addition, investors incurred a minimal amount of extra risk because, on a credit quality basis, municipal bonds are considered to be the safest investment after Treasuries.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and reduced expenditures. These situations also commonly cause rating downgrades by the independent rating




2. Source: THE BOND BUYER. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not go out of business the same way corporations can. Because they will need to sell securities in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.

LOOKING FORWARD
Although we cannot tell what lies ahead for the economy, markets and geopolitical arena, the fundamentals that we have historically followed in the fixed income markets still point to a very sluggish economy. At the time of our last report six months ago, we thought the economy was moving slowly forward with little pressure on inflation and long-term rates. Since then, the specter of war has dampened some of these fundamentals. At period-end, in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market, due in large part to the fear of war in Iraq. Although for bonds rapid inflation would be the most worrisome aspect of an improving economy, conditions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see reduced supply later in 2003 with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post gains, we believe some of the reduction in demand may be offset by other investors being lured by municipal bonds' higher yields and credit quality and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served our shareholders so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe the funds in Franklin Tax-Free Trust can provide investors with high credit quality and valuable tax-free income for the long term. Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

Thank you for your continued support. We look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ SIGNATURE
Charles B. Johnson
Chairman
Franklin Tax-Free Trust

/S/ SIGNATURE
Sheila Amoroso

/S/ SIGNATURE
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department


--------------------------------------------------------------------------------
A NOTE ABOUT DUPLICATE MAILINGS
YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE

Q & A

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?
A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth.
    For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001 and 2002.

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.


             -----------------------------------------------------
             NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
             -----------------------------------------------------

                     NOT PART OF THE SHAREHOLDER REPORT

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES:
    AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001 and 2002.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

INTEREST RATES = DOWN
MUNICIPAL BOND PRICES = UP

INTEREST RATES AND TAX-FREE DIVIDENDS
When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.

                       NOT PART OF THE SHAREHOLDER REPORT

Q. WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

   Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

   For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being around 5%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

   Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q. SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.

MUNICIPAL BOND PRICES VS. INTEREST RATES*
March 1984-February 2003

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                            Interest Rates         Municipal Bond Prices
----------------------------------------------------------------------------
  Mar 1984                          12.32%                    $ 92.76
  Apr 1984                          12.63%                    $ 92.19
  May 1984                          13.41%                    $ 88.68
  Jun 1984                          13.56%                    $ 87.14
  Jul 1984                          13.36%                    $ 89.90
  Aug 1984                          12.72%                    $ 86.53
  Sep 1984                          12.52%                    $ 91.62
  Oct 1984                          12.16%                    $ 93.61
  Nov 1984                          11.57%                    $ 92.98
  Dec 1984                          11.50%                    $ 93.48
  Jan 1985                          11.38%                    $ 96.60
  Feb 1985                          11.51%                    $ 92.70
  Mar 1985                          11.86%                    $ 94.04
  Apr 1985                          11.43%                    $ 95.93
  May 1985                          10.85%                    $ 96.82
  Jun 1985                          10.16%                    $ 96.21
  Jul 1985                          10.31%                    $ 95.75
  Aug 1985                          10.33%                    $ 95.42
  Sep 1985                          10.37%                    $ 94.26
  Oct 1985                          10.24%                    $ 96.13
  Nov 1985                           9.78%                    $ 99.29
  Dec 1985                           9.26%                    $ 98.66
  Jan 1986                           9.19%                   $ 102.32
  Feb 1986                           8.70%                   $ 103.28
  Mar 1986                           7.78%                   $ 101.67
  Apr 1986                           7.30%                   $ 101.91
  May 1986                           7.71%                    $ 99.80
  Jun 1986                           7.80%                   $ 101.71
  Jul 1986                           7.30%                   $ 100.24
  Aug 1986                           7.17%                   $ 103.37
  Sep 1986                           7.45%                   $ 102.20
  Oct 1986                           7.43%                   $ 102.97
  Nov 1986                           7.25%                   $ 103.63
  Dec 1986                           7.11%                   $ 103.02
  Jan 1987                           7.08%                   $ 105.34
  Feb 1987                           7.25%                   $ 104.87
  Mar 1987                           7.25%                   $ 102.99
  Apr 1987                           8.02%                   $ 100.49
  May 1987                           8.61%                    $ 99.66
  Jun 1987                           8.40%                   $ 101.15
  Jul 1987                           8.45%                   $ 101.08
  Aug 1987                           8.76%                   $ 100.65
  Sep 1987                           9.42%                    $ 97.95
  Oct 1987                           9.52%                    $ 99.99
  Nov 1987                           8.86%                    $ 99.38
  Dec 1987                           8.99%                    $ 99.62
  Jan 1988                           8.67%                   $ 104.13
  Feb 1988                           8.21%                   $ 104.48
  Mar 1988                           8.37%                   $ 102.56
  Apr 1988                           8.72%                   $ 102.17
  May 1988                           9.09%                   $ 101.25
  Jun 1988                           8.92%                   $ 102.00
  Jul 1988                           9.06%                   $ 101.79
  Aug 1988                           9.26%                   $ 101.04
  Sep 1988                           8.98%                   $ 102.18
  Oct 1988                           8.80%                   $ 103.16
  Nov 1988                           8.96%                   $ 101.53
  Dec 1988                           9.11%                   $ 101.88
  Jan 1989                           9.09%                   $ 102.78
  Feb 1989                           9.17%                   $ 100.95
  Mar 1989                           9.36%                    $ 99.96
  Apr 1989                           9.18%                   $ 101.72
  May 1989                           8.86%                   $ 103.09
  Jun 1989                           8.28%                   $ 103.97
  Jul 1989                           8.02%                   $ 104.40
  Aug 1989                           8.11%                   $ 102.64
  Sep 1989                           8.19%                   $ 101.82
  Oct 1989                           8.01%                   $ 102.08
  Nov 1989                           7.87%                   $ 103.12
  Dec 1989                           7.84%                   $ 103.29
  Jan 1990                           8.21%                   $ 103.06
  Feb 1990                           8.47%                   $ 103.39
  Mar 1990                           8.59%                   $ 102.95
  Apr 1990                           8.79%                   $ 102.02
  May 1990                           8.76%                   $ 103.34
  Jun 1990                           8.48%                   $ 103.61
  Jul 1990                           8.47%                   $ 103.28
  Aug 1990                           8.75%                   $ 101.26
  Sep 1990                           8.89%                   $ 100.79
  Oct 1990                           8.72%                   $ 101.85
  Nov 1990                           8.39%                   $ 103.26
  Dec 1990                           8.08%                   $ 103.19
  Jan 1991                           8.09%                   $ 103.89
  Feb 1991                           7.85%                   $ 104.02
  Mar 1991                           8.11%                   $ 103.37
  Apr 1991                           8.04%                   $ 103.75
  May 1991                           8.07%                   $ 103.88
  Jun 1991                           8.28%                   $ 103.16
  Jul 1991                           8.27%                   $ 103.66
  Aug 1991                           7.90%                   $ 103.51
  Sep 1991                           7.65%                   $ 104.29
  Oct 1991                           7.53%                   $ 104.61
  Nov 1991                           7.42%                   $ 104.31
  Dec 1991                           7.09%                   $ 105.89
  Jan 1992                           7.03%                   $ 105.46
  Feb 1992                           7.34%                   $ 104.84
  Mar 1992                           7.54%                   $ 104.15
  Apr 1992                           7.48%                   $ 104.49
  May 1992                           7.39%                   $ 105.05
  Jun 1992                           7.26%                   $ 106.32
  Jul 1992                           6.84%                   $ 109.47
  Aug 1992                           6.59%                   $ 107.80
  Sep 1992                           6.42%                   $ 107.82
  Oct 1992                           6.59%                   $ 105.94
  Nov 1992                           6.87%                   $ 107.20
  Dec 1992                           6.77%                   $ 107.69
  Jan 1993                           6.39%                   $ 106.54
  Feb 1993                           6.03%                   $ 109.63
  Mar 1993                           6.03%                   $ 107.91
  Apr 1993                           6.05%                   $ 108.38
  May 1993                           6.16%                   $ 108.15
  Jun 1993                           5.80%                   $ 109.07
  Jul 1993                           5.83%                   $ 105.93
  Aug 1993                           5.45%                   $ 107.34
  Sep 1993                           5.40%                   $ 107.70
  Oct 1993                           5.43%                   $ 107.18
  Nov 1993                           5.83%                   $ 105.41
  Dec 1993                           5.83%                   $ 106.86
  Jan 1994                           5.70%                   $ 107.37
  Feb 1994                           6.15%                   $ 103.87
  Mar 1994                           6.78%                    $ 98.94
  Apr 1994                           6.95%                    $ 99.25
  May 1994                           7.12%                    $ 99.59
  Jun 1994                           7.34%                    $ 98.41
  Jul 1994                           7.12%                    $ 99.69
  Aug 1994                           7.19%                    $ 99.52
  Sep 1994                           7.62%                    $ 97.55
  Oct 1994                           7.81%                    $ 95.24
  Nov 1994                           7.91%                    $ 92.97
  Dec 1994                           7.84%                    $ 94.53
  Jan 1995                           7.60%                    $ 96.71
  Feb 1995                           7.22%                    $ 99.07
  Mar 1995                           7.20%                    $ 99.68
  Apr 1995                           7.07%                    $ 99.24
  May 1995                           6.30%                   $ 101.87
  Jun 1995                           6.21%                   $ 100.34
  Jul 1995                           6.45%                   $ 100.74
  Aug 1995                           6.28%                   $ 101.47
  Sep 1995                           6.17%                   $ 101.55
  Oct 1995                           6.03%                   $ 102.48
  Nov 1995                           5.76%                   $ 103.63
  Dec 1995                           5.58%                   $ 103.43
  Jan 1996                           5.60%                   $ 103.70
  Feb 1996                           6.13%                   $ 102.47
  Mar 1996                           6.34%                   $ 100.60
  Apr 1996                           6.66%                    $ 99.82
  May 1996                           6.85%                    $ 99.32
  Jun 1996                           6.73%                    $ 99.93
  Jul 1996                           6.80%                   $ 100.37
  Aug 1996                           6.96%                    $ 99.85
  Sep 1996                           6.72%                   $ 100.75
  Oct 1996                           6.37%                   $ 100.03
  Nov 1996                           6.06%                   $ 101.35
  Dec 1996                           6.43%                   $ 100.45
  Jan 1997                           6.53%                   $ 100.15
  Feb 1997                           6.58%                   $ 100.50
  Mar 1997                           6.92%                    $ 98.61
  Apr 1997                           6.72%                    $ 99.01
  May 1997                           6.67%                   $ 100.06
  Jun 1997                           6.51%                   $ 100.65
  Jul 1997                           6.02%                   $ 102.98
  Aug 1997                           6.34%                   $ 101.40
  Sep 1997                           6.12%                   $ 101.60
  Oct 1997                           5.84%                   $ 101.75
  Nov 1997                           5.86%                   $ 101.84
  Dec 1997                           5.75%                   $ 102.73
  Jan 1998                           5.53%                   $ 103.22
  Feb 1998                           5.62%                   $ 102.73
  Mar 1998                           5.67%                   $ 102.30
  Apr 1998                           5.68%                   $ 101.38
  May 1998                           5.56%                   $ 102.40
  Jun 1998                           5.44%                   $ 102.17
  Jul 1998                           5.50%                   $ 101.95
  Aug 1998                           5.05%                   $ 103.09
  Sep 1998                           4.44%                   $ 103.93
  Oct 1998                           4.64%                   $ 103.30
  Nov 1998                           4.74%                   $ 103.20
  Dec 1998                           4.65%                   $ 102.97
  Jan 1999                           4.66%                   $ 103.74
  Feb 1999                           5.29%                   $ 102.67
  Mar 1999                           5.25%                   $ 102.32
  Apr 1999                           5.36%                   $ 102.12
  May 1999                           5.64%                   $ 101.03
  Jun 1999                           5.81%                    $ 99.09
  Jul 1999                           5.92%                    $ 98.71
  Aug 1999                           5.98%                    $ 97.47
  Sep 1999                           5.90%                    $ 97.08
  Oct 1999                           6.06%                    $ 95.62
  Nov 1999                           6.18%                    $ 96.09
  Dec 1999                           6.28%                    $ 94.56
  Jan 2000                           6.68%                    $ 93.74
  Feb 2000                           6.42%                    $ 94.43
  Mar 2000                           6.03%                    $ 96.08
  Apr 2000                           6.23%                    $ 94.88
  May 2000                           6.29%                    $ 93.87
  Jun 2000                           6.03%                    $ 95.93
  Jul 2000                           6.04%                    $ 96.82
  Aug 2000                           5.73%                    $ 97.89
  Sep 2000                           5.80%                    $ 96.91
  Oct 2000                           5.77%                    $ 97.55
  Nov 2000                           5.48%                    $ 97.81
  Dec 2000                           5.12%                    $ 99.82
  Jan 2001                           5.19%                   $ 100.36
  Feb 2001                           4.92%                   $ 100.26
  Mar 2001                           4.95%                   $ 100.75
  Apr 2001                           5.35%                    $ 99.18
  May 2001                           5.43%                    $ 99.79
  Jun 2001                           5.42%                    $ 99.82
  Jul 2001                           5.07%                   $ 100.90
  Aug 2001                           4.79%                   $ 102.15
  Sep 2001                           4.60%                   $ 101.40
  Oct 2001                           4.30%                   $ 102.17
  Nov 2001                           4.78%                   $ 100.85
  Dec 2001                           5.07%                    $ 99.44
  Jan 2002                           5.07%                   $ 100.70
  Feb 2002                           4.88%                   $ 101.55
  Mar 2002                           5.42%                    $ 99.08
  Apr 2002                           5.11%                   $ 100.59
  May 2002                           5.08%                   $ 100.78
  Jun 2002                           4.86%                   $ 100.99
  Jul 2002                           4.51%                   $ 101.93
  Aug 2002                           4.14%                   $ 102.85
  Sep 2002                           3.63%                   $ 104.74
  Oct 2002                           3.93%                   $ 102.60
  Nov 2002                           4.22%                   $ 101.79
  Dec 2002                           3.83%                   $ 103.55
  Jan 2003                           4.00%                   $ 102.87
  Feb 2003                           3.71%                   $ 103.94




*Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.


1. Based on the yield of the Bond Buyer 40 Index as of December 31, 2002.



                 NOT PART OF THE SHAREHOLDER REPORT

   We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

   Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.


2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

     [LOGO]
FRANKLIN(R) TEMPLETON(R)
   INVESTMENTS

 SR TFINS 04/03

                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN ARIZONA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN ARIZONA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND ARIZONA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF ARIZONA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Arizona Tax-Free Income Fund Based on Total
Long-Term Investments 2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA -- 54.7%
 AA --  9.5%
  A -- 22.2%
BBB -- 12.5%
Below Investment
Grade -- 1.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE

[GRAPHIC OMITTED]

The national economic downturn negatively impacted Arizona's economy during the Fund's fiscal year. Specifically, the state's high-tech sector contracted and tourism suffered from devastating forest fires and reduced travel following the September 11 terrorist attacks. Although Arizona's job market weakened, the state's 5.6% January 2003 unemployment rate compared favorably with the nation's 5.7% rate for the same month, continuing a long trend of below-average jobless rates. 2

Like most other states, Arizona saw financial operations tighten significantly during the year under review. Although economic growth and balanced finances produced operating surpluses in past years, a more than $2 billion downward revision in revenue estimates for this and the next fiscal year strained Arizona's general fund considerably. 3 Much of the revenue decline stemmed from falling sales and income tax collections as well as rising expenditures related to education, corrections and health and social services.

Arizona's legislature attempted to close fiscal year 2002 and 2003 budget gaps through a number of measures. These include budget reductions, increased tobacco taxes, fund transfers, federal revenue adjustments and use of budget stabilization fund moneys. However, most of these solutions are non-recurring, and budgetary reserves have


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
3. Source: Moody's Investors Service, ARIZONA (STATE OF), 11/25/02.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 76.

been severely depleted. Additionally, statutory and other limitations continue to introduce substantial volatility to the state's finances.

Reflecting Arizona's economic slowdown and significant budget imbalance, independent credit rating agency Moody's Investors Service changed the state's outlook to negative from stable in November 2002 but retained its A1 general fund lease debt rating. 4 Moody's projects an economic rebound for Arizona in 2003 and assumes that the state will continue to work toward adopting a viable plan that restores structural budget balance in the near future.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Arizona Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.76 on February 28, 2002, to $10.88 on February 28, 2003. The Fund also performed well on an income-only basis for the same time.

Fixed income markets experienced a fair amount of volatility during the Fund's fiscal year. In particular, the tax-exempt municipal bond market contended with declining state and local revenues and the possibility that stock dividends would become tax-exempt. Overall, however, the struggling economy and troubled stock markets led investors to seek the perceived safety of tax-free investments. Thus, fixed income securities performed better than equities, and municipal bond funds enjoyed net inflows while equity funds suffered net outflows.

A sizable new municipal bond supply fulfilled robust investor demand during the year under review. Low interest rates and greater capital needs for many state and local governments due to large deficits contributed to the increase nationally. Although we expect a large amount of municipal debt to be issued in 2003 for the same reasons as in 2002, we believe issuance should be lower because many issues were already refunded. In Arizona, 2002 bond issuance was up 57.8% compared with 2001. 5

PORTFOLIO BREAKDOWN
Franklin Arizona
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------

Utilities                     21.5%

Hospital & Health             20.0%
Care

Prerefunded                   11.4%

Transportation                 8.2%

General Obligation             7.9%

Subject to Government
Appropriations                 7.3%

Other Revenue                  7.3%

Higher Education               6.7%

Housing                        4.7%

Tax-Supported                  3.7%

Corporate-Backed               1.3%


4. This does not indicate Moody's rating of the Fund.
5. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*
Franklin Arizona Tax-Free Income Fund
3/1/02-2/28/03

                                    DIVIDEND PER SHARE
                    ---------------------------------------------------
MONTH                 CLASS A              CLASS B             CLASS C
-----------------------------------------------------------------------
March                4.55 cents          4.06 cents          4.05 cents
April                4.55 cents          4.06 cents          4.05 cents
May                  4.55 cents          4.06 cents          4.05 cents
June                 4.55 cents          4.06 cents          4.07 cents
July                 4.55 cents          4.06 cents          4.07 cents
August               4.55 cents          4.06 cents          4.07 cents
September            4.45 cents          3.94 cents          3.95 cents
October              4.45 cents          3.94 cents          3.95 cents
November             4.45 cents          3.94 cents          3.95 cents
December             4.35 cents          3.84 cents          3.87 cents
January              4.35 cents          3.84 cents          3.87 cents
February             4.35 cents          3.84 cents          3.87 cents
-----------------------------------------------------------------------
TOTAL               53.70 CENTS         47.70 CENTS         47.82 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

We focused on remaining fully invested throughout the period. Notable new purchases during the 12 months under review included Phoenix GO and revenue bonds for Arizona State University, Phoenix Airport, Phoenix Civic Improvement Corp., Arizona Tourism and Sports Authority Tax, and Salt River Project Arizona Agricultural Improvement and Power District Electric System.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.60%, based on an annualization of the current 4.35 cent ($0.0435) per share dividend and the maximum offering price of $11.36 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Arizona state personal income tax bracket of 41.69% would need to earn 7.88% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Arizona Tax-Free Income Fund. We expect strong retail demand for the state's municipal bonds to help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN ARIZONA
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE         2/28/03        2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.12          $10.88        $10.76
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                          $0.5370

CLASS B                                   CHANGE         2/28/03        2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.13          $10.94        $10.81
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                          $0.4770

CLASS C                                   CHANGE         2/28/03        2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                     +$0.12          $10.97        $10.85
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                          $0.4782



-------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
-------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                                  1-YEAR      5-YEAR      10-YEAR
-----------------------------------------------------------------------------------------
Cumulative Total Return 1                                +6.28%     +24.20%      +66.69%
Average Annual Total Return 2                            +1.74%      +3.52%       +4.79%
Avg. Ann. Total Return (3/31/03) 3                       +3.79%      +3.55%       +4.85%

Distribution Rate 4                         4.60%
Taxable Equivalent Distribution Rate 5      7.88%
30-Day Standardized Yield 6                 4.01%
Taxable Equivalent Yield 5                  6.88%


                                                                                INCEPTION
CLASS B                                                  1-YEAR      3-YEAR      (2/1/00)
-----------------------------------------------------------------------------------------
Cumulative Total Return 1                                +5.76%     +21.66%      +23.12%
Average Annual Total Return 2                            +1.76%      +5.87%       +6.14%
Avg. Ann. Total Return (3/31/03) 3                       +3.88%      +5.04%       +5.97%

Distribution Rate 4                         4.22%
Taxable Equivalent Distribution Rate 5      7.24%
30-Day Standardized Yield 6                 3.66%
Taxable Equivalent Yield 5                  6.28%


                                                                                INCEPTION
CLASS C                                                  1-YEAR      5-YEAR      (5/1/95)
-----------------------------------------------------------------------------------------
Cumulative Total Return 1                                +5.66%     +20.86%      +46.87%
Average Annual Total Return 2                            +3.61%      +3.65%       +4.90%
Avg. Ann. Total Return (3/31/03) 3                       +5.78%      +3.67%       +4.86%

Distribution Rate 4                         4.22%
Taxable Equivalent Distribution Rate 5      7.24%
30-Day Standardized Yield 6                 3.64%
Taxable Equivalent Yield 5                  6.24%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Arizona state personal income tax bracket of 41.69%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

-------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                        Franklin         Lehman Brothers
                         Arizona Tax-Free       Municipal
                           Income Fund         Bond Index 7            CPI 7
-----------------------------------------------------------------------------
        3/1/1993             $9,578              $10,000              $10,000
       3/31/1993             $9,533               $9,894              $10,035
       4/30/1993             $9,589               $9,994              $10,063
       5/31/1993             $9,641              $10,050              $10,077
       6/30/1993             $9,799              $10,218              $10,091
       7/31/1993             $9,796              $10,231              $10,091
       8/31/1993             $9,991              $10,444              $10,120
       9/30/1993            $10,096              $10,563              $10,141
      10/31/1993            $10,123              $10,583              $10,182
      11/30/1993            $10,076              $10,490              $10,190
      12/31/1993            $10,274              $10,711              $10,190
       1/31/1994            $10,375              $10,833              $10,217
       2/28/1994            $10,155              $10,553              $10,252
       3/31/1994             $9,830              $10,123              $10,287
       4/30/1994             $9,876              $10,209              $10,301
       5/31/1994             $9,926              $10,298              $10,308
       6/30/1994             $9,899              $10,235              $10,343
       7/31/1994            $10,052              $10,423              $10,371
       8/31/1994            $10,092              $10,459              $10,413
       9/30/1994             $9,998              $10,305              $10,441
      10/31/1994             $9,856              $10,122              $10,448
      11/30/1994             $9,673               $9,939              $10,462
      12/31/1994             $9,860              $10,157              $10,462
       1/31/1995            $10,077              $10,448              $10,504
       2/28/1995            $10,325              $10,752              $10,546
       3/31/1995            $10,435              $10,875              $10,580
       4/30/1995            $10,463              $10,889              $10,615
       5/31/1995            $10,723              $11,236              $10,636
       6/30/1995            $10,653              $11,138              $10,658
       7/31/1995            $10,725              $11,244              $10,658
       8/31/1995            $10,832              $11,387              $10,685
       9/30/1995            $10,882              $11,458              $10,707
      10/31/1995            $11,033              $11,625              $10,742
      11/30/1995            $11,199              $11,818              $10,735
      12/31/1995            $11,299              $11,931              $10,727
       1/31/1996            $11,355              $12,022              $10,790
       2/29/1996            $11,280              $11,940              $10,825
       3/31/1996            $11,152              $11,787              $10,881
       4/30/1996            $11,137              $11,754              $10,924
       5/31/1996            $11,154              $11,749              $10,944
       6/30/1996            $11,286              $11,877              $10,951
       7/31/1996            $11,363              $11,984              $10,972
       8/31/1996            $11,372              $11,982              $10,993
       9/30/1996            $11,530              $12,150              $11,028
      10/31/1996            $11,635              $12,287              $11,063
      11/30/1996            $11,801              $12,512              $11,084
      12/31/1996            $11,775              $12,459              $11,084
       1/31/1997            $11,798              $12,483              $11,120
       2/28/1997            $11,893              $12,598              $11,154
       3/31/1997            $11,760              $12,430              $11,182
       4/30/1997            $11,854              $12,535              $11,195
       5/31/1997            $11,999              $12,724              $11,189
       6/30/1997            $12,110              $12,860              $11,202
       7/31/1997            $12,390              $13,216              $11,216
       8/31/1997            $12,303              $13,092              $11,237
       9/30/1997            $12,436              $13,248              $11,265
      10/31/1997            $12,508              $13,333              $11,293
      11/30/1997            $12,583              $13,411              $11,286
      12/31/1997            $12,747              $13,607              $11,273
       1/31/1998            $12,850              $13,747              $11,294
       2/28/1998            $12,863              $13,751              $11,316
       3/31/1998            $12,867              $13,764              $11,337
       4/30/1998            $12,841              $13,702              $11,358
       5/31/1998            $12,998              $13,918              $11,378
       6/30/1998            $13,035              $13,973              $11,392
       7/31/1998            $13,076              $14,008              $11,405
       8/31/1998            $13,237              $14,225              $11,419
       9/30/1998            $13,393              $14,402              $11,433
      10/31/1998            $13,382              $14,402              $11,460
      11/30/1998            $13,428              $14,453              $11,460
      12/31/1998            $13,441              $14,489              $11,453
       1/31/1999            $13,581              $14,661              $11,481
       2/28/1999            $13,529              $14,597              $11,495
       3/31/1999            $13,583              $14,617              $11,529
       4/30/1999            $13,604              $14,654              $11,613
       5/31/1999            $13,547              $14,569              $11,613
       6/30/1999            $13,347              $14,359              $11,613
       7/31/1999            $13,378              $14,411              $11,648
       8/31/1999            $13,210              $14,296              $11,676
       9/30/1999            $13,192              $14,301              $11,732
      10/31/1999            $12,951              $14,147              $11,753
      11/30/1999            $13,052              $14,297              $11,760
      12/31/1999            $12,925              $14,190              $11,760
       1/31/2000            $12,822              $14,127              $11,795
       2/29/2000            $12,967              $14,291              $11,865
       3/31/2000            $13,277              $14,603              $11,962
       4/30/2000            $13,197              $14,516              $11,970
       5/31/2000            $13,126              $14,441              $11,984
       6/30/2000            $13,441              $14,824              $12,046
       7/31/2000            $13,630              $15,030              $12,074
       8/31/2000            $13,847              $15,261              $12,074
       9/30/2000            $13,775              $15,182              $12,137
      10/31/2000            $13,920              $15,347              $12,157
      11/30/2000            $14,006              $15,464              $12,165
      12/31/2000            $14,260              $15,846              $12,157
       1/31/2001            $14,325              $16,003              $12,234
       2/28/2001            $14,370              $16,054              $12,283
       3/31/2001            $14,475              $16,198              $12,311
       4/30/2001            $14,340              $16,023              $12,360
       5/31/2001            $14,458              $16,196              $12,416
       6/30/2001            $14,596              $16,305              $12,437
       7/31/2001            $14,856              $16,546              $12,402
       8/31/2001            $15,042              $16,819              $12,402
       9/30/2001            $14,961              $16,762              $12,458
      10/31/2001            $15,029              $16,962              $12,416
      11/30/2001            $14,814              $16,819              $12,395
      12/31/2001            $14,687              $16,659              $12,346
       1/31/2002            $14,849              $16,948              $12,375
       2/28/2002            $15,033              $17,151              $12,424
       3/31/2002            $14,759              $16,815              $12,494
       4/30/2002            $14,985              $17,143              $12,564
       5/31/2002            $15,036              $17,247              $12,564
       6/30/2002            $15,164              $17,430              $12,571
       7/31/2002            $15,362              $17,655              $12,585
       8/31/2002            $15,538              $17,867              $12,627
       9/30/2002            $15,904              $18,258              $12,648
      10/31/2002            $15,596              $17,955              $12,670
      11/30/2002            $15,510              $17,880              $12,670
      12/31/2002            $15,811              $18,257              $12,642
       1/31/2003            $15,759              $18,211              $12,697
       2/28/2003            $15,966              $18,466              $12,795




CLASS B (2/1/00-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                       Franklin          Lehman Brothers
                        Arizona Tax-Free       Municipal
                          Income Fund         Bond Index 7         CPI 7
-------------------------------------------------------------------------
-------------------------------------------------------------------------
         02/01/2000        $10,000               $10,000          $10,000
          2/29/2000        $10,121               $10,116          $10,059
          3/31/2000        $10,359               $10,337          $10,141
          4/30/2000        $10,302               $10,276          $10,148
          5/31/2000        $10,240               $10,222          $10,160
          6/30/2000        $10,481               $10,493          $10,213
          7/31/2000        $10,633               $10,639          $10,236
          8/31/2000        $10,795               $10,803          $10,236
          9/30/2000        $10,735               $10,747          $10,289
         10/31/2000        $10,841               $10,864          $10,307
         11/30/2000        $10,914               $10,946          $10,313
         12/31/2000        $11,096               $11,217          $10,307
          1/31/2001        $11,142               $11,328          $10,372
          2/28/2001        $11,171               $11,364          $10,413
          3/31/2001        $11,257               $11,466          $10,437
          4/30/2001        $11,136               $11,342          $10,479
          5/31/2001        $11,232               $11,465          $10,526
          6/30/2001        $11,335               $11,542          $10,544
          7/31/2001        $11,530               $11,712          $10,514
          8/31/2001        $11,669               $11,906          $10,514
          9/30/2001        $11,601               $11,865          $10,562
         10/31/2001        $11,648               $12,006          $10,526
         11/30/2001        $11,489               $11,906          $10,508
         12/31/2001        $11,374               $11,792          $10,467
          1/31/2002        $11,492               $11,996          $10,491
          2/28/2002        $11,639               $12,140          $10,533
          3/31/2002        $11,412               $11,902          $10,592
          4/30/2002        $11,592               $12,135          $10,651
          5/31/2002        $11,615               $12,209          $10,651
          6/30/2002        $11,719               $12,338          $10,658
          7/31/2002        $11,867               $12,497          $10,669
          8/31/2002        $11,986               $12,647          $10,705
          9/30/2002        $12,272               $12,924          $10,723
         10/31/2002        $12,029               $12,710          $10,741
         11/30/2002        $11,958               $12,656          $10,741
         12/31/2002        $12,183               $12,923          $10,717
          1/31/2003        $12,137               $12,891          $10,765
          2/28/2003        $12,012               $13,071          $10,847

Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


Date                      Franklin         Lehman Brothers
                      Arizona Tax-Free         Municipal
                        Income Fund           Bond Index 7          CPI 7
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        5/1/1995           $9,902               $10,000            $10,000
       5/31/1995          $10,167               $10,319            $10,020
       6/30/1995          $10,095               $10,229            $10,040
       7/31/1995          $10,157               $10,326            $10,040
       8/31/1995          $10,262               $10,458            $10,066
       9/30/1995          $10,314               $10,523            $10,086
      10/31/1995          $10,442               $10,676            $10,120
      11/30/1995          $10,602               $10,853            $10,112
      12/31/1995          $10,682               $10,957            $10,105
       1/31/1996          $10,737               $11,041            $10,165
       2/29/1996          $10,654               $10,966            $10,198
       3/31/1996          $10,539               $10,825            $10,251
       4/30/1996          $10,519               $10,795            $10,291
       5/31/1996          $10,529               $10,791            $10,310
       6/30/1996          $10,639               $10,908            $10,316
       7/31/1996          $10,714               $11,006            $10,336
       8/31/1996          $10,716               $11,004            $10,356
       9/30/1996          $10,859               $11,158            $10,389
      10/31/1996          $10,961               $11,284            $10,422
      11/30/1996          $11,111               $11,491            $10,442
      12/31/1996          $11,081               $11,443            $10,442
       1/31/1997          $11,088               $11,464            $10,475
       2/28/1997          $11,175               $11,570            $10,508
       3/31/1997          $11,056               $11,416            $10,534
       4/30/1997          $11,139               $11,512            $10,547
       5/31/1997          $11,268               $11,686            $10,540
       6/30/1997          $11,357               $11,811            $10,553
       7/31/1997          $11,614               $12,138            $10,565
       8/31/1997          $11,538               $12,024            $10,586
       9/30/1997          $11,656               $12,167            $10,612
      10/31/1997          $11,716               $12,245            $10,639
      11/30/1997          $11,781               $12,317            $10,632
      12/31/1997          $11,927               $12,497            $10,619
       1/31/1998          $12,028               $12,626            $10,640
       2/28/1998          $12,034               $12,629            $10,660
       3/31/1998          $12,032               $12,641            $10,680
       4/30/1998          $11,992               $12,584            $10,699
       5/31/1998          $12,132               $12,783            $10,719
       6/30/1998          $12,173               $12,832            $10,731
       7/31/1998          $12,192               $12,865            $10,744
       8/31/1998          $12,347               $13,064            $10,757
       9/30/1998          $12,497               $13,227            $10,770
      10/31/1998          $12,470               $13,227            $10,796
      11/30/1998          $12,505               $13,274            $10,796
      12/31/1998          $12,511               $13,307            $10,789
       1/31/1999          $12,634               $13,465            $10,815
       2/28/1999          $12,581               $13,406            $10,828
       3/31/1999          $12,635               $13,425            $10,861
       4/30/1999          $12,647               $13,458            $10,940
       5/31/1999          $12,579               $13,380            $10,940
       6/30/1999          $12,390               $13,187            $10,940
       7/31/1999          $12,413               $13,235            $10,973
       8/31/1999          $12,251               $13,129            $10,999
       9/30/1999          $12,231               $13,134            $11,052
      10/31/1999          $12,003               $12,992            $11,072
      11/30/1999          $12,089               $13,130            $11,079
      12/31/1999          $11,967               $13,032            $11,079
       1/31/2000          $11,867               $12,974            $11,112
       2/29/2000          $11,995               $13,125            $11,177
       3/31/2000          $12,275               $13,411            $11,269
       4/30/2000          $12,196               $13,332            $11,276
       5/31/2000          $12,124               $13,263            $11,289
       6/30/2000          $12,408               $13,614            $11,348
       7/31/2000          $12,575               $13,803            $11,374
       8/31/2000          $12,768               $14,016            $11,374
       9/30/2000          $12,708               $13,943            $11,433
      10/31/2000          $12,822               $14,095            $11,453
      11/30/2000          $12,908               $14,202            $11,460
      12/31/2000          $13,135               $14,553            $11,453
       1/31/2001          $13,177               $14,697            $11,525
       2/28/2001          $13,211               $14,744            $11,571
       3/31/2001          $13,313               $14,877            $11,598
       4/30/2001          $13,172               $14,716            $11,644
       5/31/2001          $13,285               $14,875            $11,696
       6/30/2001          $13,406               $14,974            $11,716
       7/31/2001          $13,637               $15,196            $11,683
       8/31/2001          $13,800               $15,447            $11,683
       9/30/2001          $13,722               $15,394            $11,736
      10/31/2001          $13,778               $15,578            $11,696
      11/30/2001          $13,577               $15,447            $11,676
      12/31/2001          $13,455               $15,300            $11,631
       1/31/2002          $13,595               $15,565            $11,657
       2/28/2002          $13,769               $15,751            $11,704
       3/31/2002          $13,501               $15,443            $11,770
       4/30/2002          $13,712               $15,744            $11,836
       5/31/2002          $13,739               $15,840            $11,836
       6/30/2002          $13,863               $16,008            $11,843
       7/31/2002          $14,036               $16,214            $11,856
       8/31/2002          $14,189               $16,409            $11,895
       9/30/2002          $14,514               $16,768            $11,915
      10/31/2002          $14,228               $16,490            $11,935
      11/30/2002          $14,144               $16,421            $11,935
      12/31/2002          $14,409               $16,767            $11,909
       1/31/2003          $14,356               $16,725            $11,961
       2/28/2003          $14,543               $16,959            $12,054




AVERAGE ANNUAL TOTAL RETURN
CLASS C                          2/28/03
----------------------------------------

1-Year                            +3.61%

5-Year                            +3.65%

Since Inception (5/1/95)          +4.90%



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN COLORADO TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN COLORADO TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF COLORADO MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Colorado Tax-Free Income Fund Based on Total
Long-Term Investments 2/28/03

[GRAPHIC OMITTED]

AAA -- 64.2%
 AA -- 10.7%
  A -- 14.2%
BBB -- 10.3%
Below Investment
Grade -- 0.6%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE

[GRAPHIC OMITTED]

Colorado's economy diversified and grew strongly in the 1990s, fueled by growth in the telecommunications and high technology sectors. However, these same sectors contributed to slower growth for the state in recent years as the whole nation experienced an economic downturn. Still, Colorado's 5.4% unemployment rate in January 2003 was below the 5.7% national average. 2

During the Fund's fiscal year, the state began experiencing public finance pressures due to weak personal income and corporate tax collections, particularly capital gains. Independent credit rating agency Standard & Poor's downgraded Colorado's long-term lease obligations rating to AA- from AA in June 2002. 3 This was largely a reflection of revenues that fell below the state's constitutional revenue limit for the first time since the Taxpayer Bill of Rights (TABOR) initiative was passed in 1992. Because of TABOR, Colorado's revenues are permanently ratcheted down about 4.2% for fiscal year 2003 from what they would have been if the state had not fallen below its revenue limit in fiscal year 2002. 4

Thus, Colorado may be forced to permanently collect revenues at a level reflecting the bottom of a recession, adjusted only for changes in population and inflation, regardless of future economic growth. This new revenue limit will remain in place unless


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
3. This does not indicate Standard & Poor's rating of the Fund. 4. Source:
Standard & Poor's, RATINGSDIRECT, 7/10/02.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 82.

voters approve a higher amount. On the plus side, recent population increases raised the TABOR limit in fiscal year 2003. Additionally, the state adjusted its 2002 budget to meet its shortfalls and bring its budget into balance. Budget adjustments included expenditure reductions, lower statutory reserve requirements and substantial transfers from other funds to the general fund.

The outlook for Colorado's debt obligations is stable, reflecting very low debt levels and the expectation that the state may be able to maintain a small positive fund balance, despite lower revenues under the recently set TABOR constitutional spending limit. Colorado also anticipates no major downward adjustment in the TABOR limit in future years.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Colorado Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.79 on February 28, 2002, to $11.98 on February 28, 2003. The Fund also performed well on an income-only basis for the same time.

Fixed income markets experienced a fair amount of volatility during the Fund's fiscal year. In particular, the tax-exempt municipal bond market contended with declining state and local revenues and the possibility that stock dividends would become tax-exempt. Overall, however, the struggling economy and troubled stock markets led investors to seek the perceived safety of tax-free investments. Thus, fixed income securities performed better than equities, and municipal bond funds enjoyed net inflows while equity funds suffered net outflows.

A sizable new municipal bond supply fulfilled robust investor demand during the year under review. Low interest rates and greater capital needs for many state and local governments due to large deficits contributed to the increase nationally. Although we expect a large amount of municipal debt to be issued in 2003 for the same reasons as in 2002, we believe issuance should be lower because many issues were already refunded. In Colorado, 2002 bond issuance was up 10.9% compared with 2001. 5

PORTFOLIO BREAKDOWN
Franklin Colorado
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------
Hospital & Health Care        18.1%

Transportation                17.2%

Utilities                     12.2%

General Obligation            10.4%

Housing                        9.7%

Subject to Government
Appropriations                 9.6%

Higher Education               7.1%

Tax-Supported                  6.1%

Other Revenue                  4.5%

Prerefunded                    2.6%

Corporate-Backed               2.5%


5. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*
Franklin Colorado Tax-Free Income Fund
3/1/02-2/28/03

                                             DIVIDEND PER SHARE
                                     -----------------------------------
MONTH                                  CLASS A                  CLASS C
------------------------------------------------------------------------
March                                4.85 cents               4.30 cents
April                                4.85 cents               4.30 cents
May                                  4.85 cents               4.30 cents
June                                 4.85 cents               4.34 cents
July                                 4.85 cents               4.34 cents
August                               4.85 cents               4.34 cents
September                            4.75 cents               4.21 cents
October                              4.75 cents               4.21 cents
November                             4.75 cents               4.21 cents
December                             4.65 cents               4.12 cents
January                              4.65 cents               4.12 cents
February                             4.45 cents               3.92 cents
------------------------------------------------------------------------
TOTAL                               57.10 CENTS              50.71 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

We focused on remaining fully invested throughout the period. Notable new purchases during the 12 months under review included Colorado Springs Utilities, Broomfield Sales and Use Tax, and Colorado Educational and Cultural Facilities Authority - University of Colorado Foundation Project Student Housing revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.27%, based on an annualization of the current 4.45 cent ($0.0445) per share dividend and the maximum offering price of $12.51 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Colorado state personal income tax bracket of 41.44% would need to earn 7.29% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Colorado Tax-Free Income Fund. We expect strong retail demand for the state's municipal bonds to help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN COLORADO
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE     2/28/03   2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.19      $11.98    $11.79
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5710

CLASS C                                        CHANGE     2/28/03   2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.20      $12.06    $11.86
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5071

PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.62%  +28.27%   +74.92%
Average Annual Total Return 2                        +2.12%   +4.19%    +5.29%
Avg. Ann. Total Return (3/31/03) 3                   +3.37%   +4.11%    +5.33%

Distribution Rate 4                         4.27%
Taxable Equivalent Distribution Rate 5      7.29%
30-Day Standardized Yield 6                 3.92%
Taxable Equivalent Yield 5                  6.69%

                                                                       INCEPTION
CLASS C                                              1-YEAR   5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                            +6.10%  +24.85%    +54.17%
Average Annual Total Return 2                        +4.05%   +4.33%     +5.54%
Avg. Ann. Total Return (3/31/03) 3                   +5.30%   +4.25%     +5.44%

Distribution Rate 4                         3.88%
Taxable Equivalent Distribution Rate 5      6.63%
30-Day Standardized Yield 6                 3.53%
Taxable Equivalent Yield 5                  6.03%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Colorado state personal income tax bracket of 41.44%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                     Franklin          Lehman Brothers
                     Colorado Tax-Free        Municipal
                        Income Fund          Bond Index 7              CPI 7
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
        3/1/1993           $9,572               $10,000               $10,000
       3/31/1993           $9,522                $9,894               $10,035
       4/30/1993           $9,596                $9,994               $10,063
       5/31/1993           $9,642               $10,050               $10,077
       6/30/1993           $9,789               $10,218               $10,091
       7/31/1993           $9,812               $10,231               $10,091
       8/31/1993          $10,011               $10,444               $10,120
       9/30/1993          $10,131               $10,563               $10,141
      10/31/1993          $10,167               $10,583               $10,182
      11/30/1993          $10,140               $10,490               $10,190
      12/31/1993          $10,334               $10,711               $10,190
       1/31/1994          $10,440               $10,833               $10,217
       2/28/1994          $10,217               $10,553               $10,252
       3/31/1994           $9,815               $10,123               $10,287
       4/30/1994           $9,836               $10,209               $10,301
       5/31/1994           $9,904               $10,298               $10,308
       6/30/1994           $9,835               $10,235               $10,343
       7/31/1994          $10,021               $10,423               $10,371
       8/31/1994          $10,045               $10,459               $10,413
       9/30/1994           $9,919               $10,305               $10,441
      10/31/1994           $9,755               $10,122               $10,448
      11/30/1994           $9,570                $9,939               $10,462
      12/31/1994           $9,772               $10,157               $10,462
       1/31/1995          $10,075               $10,448               $10,504
       2/28/1995          $10,327               $10,752               $10,546
       3/31/1995          $10,418               $10,875               $10,580
       4/30/1995          $10,446               $10,889               $10,615
       5/31/1995          $10,719               $11,236               $10,636
       6/30/1995          $10,651               $11,138               $10,658
       7/31/1995          $10,712               $11,244               $10,658
       8/31/1995          $10,864               $11,387               $10,685
       9/30/1995          $10,914               $11,458               $10,707
      10/31/1995          $11,063               $11,625               $10,742
      11/30/1995          $11,235               $11,818               $10,735
      12/31/1995          $11,341               $11,931               $10,727
       1/31/1996          $11,395               $12,022               $10,790
       2/29/1996          $11,371               $11,940               $10,825
       3/31/1996          $11,269               $11,787               $10,881
       4/30/1996          $11,265               $11,754               $10,924
       5/31/1996          $11,272               $11,749               $10,944
       6/30/1996          $11,372               $11,877               $10,951
       7/31/1996          $11,457               $11,984               $10,972
       8/31/1996          $11,462               $11,982               $10,993
       9/30/1996          $11,616               $12,150               $11,028
      10/31/1996          $11,730               $12,287               $11,063
      11/30/1996          $11,904               $12,512               $11,084
      12/31/1996          $11,882               $12,459               $11,084
       1/31/1997          $11,897               $12,483               $11,120
       2/28/1997          $11,992               $12,598               $11,154
       3/31/1997          $11,856               $12,430               $11,182
       4/30/1997          $11,950               $12,535               $11,195
       5/31/1997          $12,092               $12,724               $11,189
       6/30/1997          $12,221               $12,860               $11,202
       7/31/1997          $12,525               $13,216               $11,216
       8/31/1997          $12,412               $13,092               $11,237
       9/30/1997          $12,582               $13,248               $11,265
      10/31/1997          $12,661               $13,333               $11,293
      11/30/1997          $12,743               $13,411               $11,286
      12/31/1997          $12,932               $13,607               $11,273
       1/31/1998          $13,064               $13,747               $11,294
       2/28/1998          $13,055               $13,751               $11,316
       3/31/1998          $13,082               $13,764               $11,337
       4/30/1998          $13,038               $13,702               $11,358
       5/31/1998          $13,233               $13,918               $11,378
       6/30/1998          $13,285               $13,973               $11,392
       7/31/1998          $13,313               $14,008               $11,405
       8/31/1998          $13,479               $14,225               $11,419
       9/30/1998          $13,632               $14,402               $11,433
      10/31/1998          $13,602               $14,402               $11,460
      11/30/1998          $13,659               $14,453               $11,460
      12/31/1998          $13,675               $14,489               $11,453
       1/31/1999          $13,799               $14,661               $11,481
       2/28/1999          $13,742               $14,597               $11,495
       3/31/1999          $13,795               $14,617               $11,529
       4/30/1999          $13,805               $14,654               $11,613
       5/31/1999          $13,718               $14,569               $11,613
       6/30/1999          $13,526               $14,359               $11,613
       7/31/1999          $13,534               $14,411               $11,648
       8/31/1999          $13,353               $14,296               $11,676
       9/30/1999          $13,327               $14,301               $11,732
      10/31/1999          $13,087               $14,147               $11,753
      11/30/1999          $13,222               $14,297               $11,760
      12/31/1999          $13,067               $14,190               $11,760
       1/31/2000          $12,935               $14,127               $11,795
       2/29/2000          $13,111               $14,291               $11,865
       3/31/2000          $13,459               $14,603               $11,962
       4/30/2000          $13,373               $14,516               $11,970
       5/31/2000          $13,282               $14,441               $11,984
       6/30/2000          $13,634               $14,824               $12,046
       7/31/2000          $13,804               $15,030               $12,074
       8/31/2000          $14,025               $15,261               $12,074
       9/30/2000          $13,921               $15,182               $12,137
      10/31/2000          $14,087               $15,347               $12,157
      11/30/2000          $14,197               $15,464               $12,165
      12/31/2000          $14,579               $15,846               $12,157
       1/31/2001          $14,694               $16,003               $12,234
       2/28/2001          $14,751               $16,054               $12,283
       3/31/2001          $14,868               $16,198               $12,311
       4/30/2001          $14,768               $16,023               $12,360
       5/31/2001          $14,896               $16,196               $12,416
       6/30/2001          $15,071               $16,305               $12,437
       7/31/2001          $15,321               $16,546               $12,402
       8/31/2001          $15,580               $16,819               $12,402
       9/30/2001          $15,454               $16,762               $12,458
      10/31/2001          $15,628               $16,962               $12,416
      11/30/2001          $15,506               $16,819               $12,395
      12/31/2001          $15,322               $16,659               $12,346
       1/31/2002          $15,572               $16,948               $12,375
       2/28/2002          $15,710               $17,151               $12,424
       3/31/2002          $15,493               $16,815               $12,494
       4/30/2002          $15,699               $17,143               $12,564
       5/31/2002          $15,792               $17,247               $12,564
       6/30/2002          $15,931               $17,430               $12,571
       7/31/2002          $16,125               $17,655               $12,585
       8/31/2002          $16,269               $17,867               $12,627
       9/30/2002          $16,650               $18,258               $12,648
      10/31/2002          $16,292               $17,955               $12,670
      11/30/2002          $16,213               $17,880               $12,670
      12/31/2002          $16,560               $18,257               $12,642
       1/31/2003          $16,514               $18,211               $12,697
       2/28/2003          $16,743               $18,466               $12,795



AVERAGE ANNUAL TOTAL RETURN
CLASS A                2/28/03
------------------------------
1-Year                 +2.12%

5-Year                 +4.19%

10-Year                +5.29%

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                        Franklin             Lehman Brothers
                     Colorado Tax-Free          Municipal
 Date                   Income Fund            Bond Index 7           CPI 7
---------------------------------------------------------------------------
---------------------------------------------------------------------------
        5/1/1995            $9,896               $10,000            $10,000
       5/31/1995           $10,157               $10,319            $10,020
       6/30/1995           $10,096               $10,229            $10,040
       7/31/1995           $10,149               $10,326            $10,040
       8/31/1995           $10,288               $10,458            $10,066
       9/30/1995           $10,330               $10,523            $10,086
      10/31/1995           $10,474               $10,676            $10,120
      11/30/1995           $10,632               $10,853            $10,112
      12/31/1995           $10,726               $10,957            $10,105
       1/31/1996           $10,773               $11,041            $10,165
       2/29/1996           $10,745               $10,966            $10,198
       3/31/1996           $10,642               $10,825            $10,251
       4/30/1996           $10,633               $10,795            $10,291
       5/31/1996           $10,635               $10,791            $10,310
       6/30/1996           $10,733               $10,908            $10,316
       7/31/1996           $10,798               $11,006            $10,336
       8/31/1996           $10,808               $11,004            $10,356
       9/30/1996           $10,949               $11,158            $10,389
      10/31/1996           $11,050               $11,284            $10,422
      11/30/1996           $11,208               $11,491            $10,442
      12/31/1996           $11,183               $11,443            $10,442
       1/31/1997           $11,190               $11,464            $10,475
       2/28/1997           $11,274               $11,570            $10,508
       3/31/1997           $11,141               $11,416            $10,534
       4/30/1997           $11,224               $11,512            $10,547
       5/31/1997           $11,351               $11,686            $10,540
       6/30/1997           $11,475               $11,811            $10,553
       7/31/1997           $11,744               $12,138            $10,565
       8/31/1997           $11,644               $12,024            $10,586
       9/30/1997           $11,787               $12,167            $10,612
      10/31/1997           $11,856               $12,245            $10,639
      11/30/1997           $11,938               $12,317            $10,632
      12/31/1997           $12,108               $12,497            $10,619
       1/31/1998           $12,224               $12,626            $10,640
       2/28/1998           $12,221               $12,629            $10,660
       3/31/1998           $12,229               $12,641            $10,680
       4/30/1998           $12,183               $12,584            $10,699
       5/31/1998           $12,360               $12,783            $10,719
       6/30/1998           $12,402               $12,832            $10,731
       7/31/1998           $12,430               $12,865            $10,744
       8/31/1998           $12,579               $13,064            $10,757
       9/30/1998           $12,715               $13,227            $10,770
      10/31/1998           $12,681               $13,227            $10,796
      11/30/1998           $12,728               $13,274            $10,796
      12/31/1998           $12,738               $13,307            $10,789
       1/31/1999           $12,847               $13,465            $10,815
       2/28/1999           $12,787               $13,406            $10,828
       3/31/1999           $12,831               $13,425            $10,861
       4/30/1999           $12,834               $13,458            $10,940
       5/31/1999           $12,759               $13,380            $10,940
       6/30/1999           $12,565               $13,187            $10,940
       7/31/1999           $12,567               $13,235            $10,973
       8/31/1999           $12,393               $13,129            $10,999
       9/30/1999           $12,353               $13,134            $11,052
      10/31/1999           $12,126               $12,992            $11,072
      11/30/1999           $12,243               $13,130            $11,079
      12/31/1999           $12,106               $13,032            $11,079
       1/31/2000           $11,979               $12,974            $11,112
       2/29/2000           $12,136               $13,125            $11,177
       3/31/2000           $12,439               $13,411            $11,269
       4/30/2000           $12,355               $13,332            $11,276
       5/31/2000           $12,277               $13,263            $11,289
       6/30/2000           $12,595               $13,614            $11,348
       7/31/2000           $12,746               $13,803            $11,374
       8/31/2000           $12,944               $14,016            $11,374
       9/30/2000           $12,843               $13,943            $11,433
      10/31/2000           $12,988               $14,095            $11,453
      11/30/2000           $13,094               $14,202            $11,460
      12/31/2000           $13,439               $14,553            $11,453
       1/31/2001           $13,538               $14,697            $11,525
       2/28/2001           $13,573               $14,744            $11,571
       3/31/2001           $13,685               $14,877            $11,598
       4/30/2001           $13,575               $14,716            $11,644
       5/31/2001           $13,685               $14,875            $11,696
       6/30/2001           $13,849               $14,974            $11,716
       7/31/2001           $14,072               $15,196            $11,683
       8/31/2001           $14,302               $15,447            $11,683
       9/30/2001           $14,169               $15,394            $11,736
      10/31/2001           $14,333               $15,578            $11,696
      11/30/2001           $14,202               $15,447            $11,676
      12/31/2001           $14,039               $15,300            $11,631
       1/31/2002           $14,260               $15,565            $11,657
       2/28/2002           $14,379               $15,751            $11,704
       3/31/2002           $14,164               $15,443            $11,770
       4/30/2002           $14,356               $15,744            $11,836
       5/31/2002           $14,434               $15,840            $11,836
       6/30/2002           $14,555               $16,008            $11,843
       7/31/2002           $14,724               $16,214            $11,856
       8/31/2002           $14,849               $16,409            $11,895
       9/30/2002           $15,188               $16,768            $11,915
      10/31/2002           $14,857               $16,490            $11,935
      11/30/2002           $14,779               $16,421            $11,935
      12/31/2002           $15,098               $16,767            $11,909
       1/31/2003           $15,037               $16,725            $11,961
       2/28/2003           $15,256               $16,959            $12,054



AVERAGE ANNUAL TOTAL RETURN
CLASS C                  2/28/03
--------------------------------
1-Year                    +4.05%

5-Year                    +4.33%

Since Inception
(5/1/95)                  +5.54%

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CONNECTICUT TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND CONNECTICUT STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF CONNECTICUT MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Connecticut Tax-Free
Income Fund
Based on Total Long-Term Investments
2/28/03

[GRAPHIC OMITTED]

AAA -- 50.4%
 AA -- 16.3%
  A -- 13.0%
BBB -- 20.3%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE

[GRAPHIC OMITTED]

During the Fund's fiscal year, Connecticut experienced an economic slowdown along with the country. Job losses continued in the manufacturing sector, and weakness spread to the main drivers of the state's economy -- the financial services and insurance sectors -- which represent a proportionately larger share of earned income and pose an ongoing concern due to their exposure to prolonged bear market conditions. However, Connecticut's exceptionally high wealth levels allowed for sustained consumer spending. The state's unemployment rate of 4.8% in January 2003 also remained well below the national average of 5.7%. 2

Like the rest of the U.S., Connecticut is feeling the ill effects of revenue base erosion following four years of budget surpluses. As a high-wealth state, however, Connecticut suffered steeper losses than most during the recession, resulting in abrupt and severe declines in capital gains and corporate tax receipts. Furthermore, the ongoing economic slowdown resulted in large structural budget gaps in fiscal years 2002 and 2003. The state relied on one-time resources to eliminate most of the budget gaps, exhausting its budget reserve fund and other surplus funds. Balancing the budget also required tax increases, spending cuts and the cancellation of prior spending authorizations.

Although Connecticut took some actions to address the deficits, major independent credit rating agencies remained concerned that further revenue losses might occur


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable. A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments affecting an issuer than a fund with broader diversification.
2. Source: U.S. Bureau of Labor Statistics.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 86.

and that the state's ability to handle potential budget gaps has diminished. A shortfall of more than $1.5 billion is estimated for the 2004-2005 biennium even with a modest economic recovery. 3 Thus, Standard & Poor's revised its outlook in August 2002 to negative from stable, and Moody's Investors Service placed Connecticut's general obligation (GO) bonds on its Watchlist in February 2003 for a possible downgrade. Independent credit rating agencies closely monitored state budget gaps and remedies during the period and placed many states on credit watch lists with negative implications and even downgraded some states. However, Standard & Poor's and Moody's retained Connecticut's AA and Aa2 GO bond ratings, which are also still quite high by all standards. 4

Also in Connecticut's favor is its debt level, which although high at a $2,479 per capita, is relatively less burdensome considering its very wealthy population. 5 Overall, however, the state must now address its current spending needs and shortages with more rigid budget practices into 2004 and beyond to restore balance, replenish reserves and maintain its credit standing.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Connecticut Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.88 on February 28, 2002, to $11.10 on February 28, 2003.

Municipal bonds produced strong returns as investors sought portfolio stability by diversifying their assets and investing in fixed income securities. Municipal bonds continue to be an attractive investment alternative compared with taxable Treasury bonds. For example, during the 12-month period, the Bond Buyer Municipal Bond Index yielded as much as 108% of the 30-year Treasury bond. Historically, the ratio has been about 92%. 6 At recent levels, investors were essentially getting the tax exemption municipal bonds offer for free. As the economy continues to struggle, we anticipate that states will continue to experience fiscal pressures and rely on cost-cutting measures, tax increases and municipal bond issuance in 2003.

PORTFOLIO BREAKDOWN
Franklin Connecticut
Tax-Free Income Fund
2/28/03
                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------
Hospital & Health Care        22.1%

Higher Education              18.5%

General Obligation            16.1%

Utilities                     11.9%

Prerefunded                   10.5%

Other Revenue                  7.3%

Subject to Government
Appropriations                 5.2%

Housing                        3.8%

Transportation                 2.3%

Tax-Supported                  1.6%

Corporate-Backed               0.7%

3. Source: Moody's Investors Service, CONNECTICUT (STATE OF), 2/5/03.
4. These do not indicate ratings of the Fund.
5. Source: Standard & Poor's, RATINGSDIRECT, 12/11/02.
6. Source: THE BOND BUYER. The unmanaged Bond Buyer Municipal Bond Index comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

DIVIDEND DISTRIBUTIONS*
Franklin Connecticut Tax-Free Income Fund
3/1/02-2/28/03

                                              DIVIDEND PER SHARE
                                     ------------------------------------
MONTH                                 CLASS A                   CLASS C
-------------------------------------------------------------------------
March                                4.30 cents                3.79 cents
April                                4.30 cents                3.79 cents
May                                  4.30 cents                3.79 cents
June                                 4.30 cents                3.81 cents
July                                 4.30 cents                3.81 cents
August                               4.30 cents                3.81 cents
September                            4.30 cents                3.82 cents
October                              4.30 cents                3.82 cents
November                             4.30 cents                3.82 cents
December                             4.15 cents                3.65 cents
January                              4.15 cents                3.65 cents
February                             4.15 cents                3.65 cents
-------------------------------------------------------------------------
TOTAL                               51.15 CENTS               45.21 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Notable new purchases during the 12 months under review included New Haven GO; Connecticut State GO; Connecticut State HFA; Connecticut State Special Tax Obligation Revenue; and Puerto Rico's Childrens Trust Fund Tobacco Settlement Revenue bonds. Sales included Puerto Rico Commonwealth GO, Connecticut State Health and Education Facilities Authority Revenue - St. Mary's Hospital, Connecticut State Health and Education Facilities Authority Revenue - Hospital for Special Care, and Eastern Connecticut Resource Recovery Solid Waste Revenue
- Wheelabrator Lisbon Project bonds.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 27 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.30%, based on an annualization of the current 4.15 cent ($0.0415) per share dividend and the maximum offering price of $11.59 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Connecticut state personal income tax bracket of 41.36% would need to earn 7.33% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Connecticut Tax-Free Income Fund. A 0.9% decrease in Connecticut's new 2002 bond issuance compared with 2001 fueled strong retail and institutional demand for the state's municipal bonds. 6 Limited state bond issuance should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CONNECTICUT
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE    2/28/03    2/28/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.22    $ 11.10    $ 10.88
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5115

CLASS C                                        CHANGE    2/28/03    2/28/02
-----------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23    $ 11.15    $ 10.92
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4521

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.90%   +27.32%   +69.98%
Average Annual Total Return 2                       +2.39%    +4.04%    +4.99%
Avg. Ann. Total Return (3/31/03) 3                  +4.41%    +4.02%    +5.04%

Distribution Rate 4                        4.30%
Taxable Equivalent Distribution Rate 5     7.33%
30-Day Standardized Yield 6                3.76%
Taxable Equivalent Yield 5                 6.41%

                                                                       INCEPTION
CLASS C                                             1-YEAR    5-YEAR    (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.40%   +23.99%    +51.28%
Average Annual Total Return 2                       +4.34%    +4.19%     +5.29%
Avg. Ann. Total Return (3/31/03) 3                  +6.31%    +4.16%     +5.22%

Distribution Rate 4                        3.89%
Taxable Equivalent Distribution Rate 5     6.63%
30-Day Standardized Yield 6                3.35%
Taxable Equivalent Yield 5                 5.71%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Connecticut state personal income tax bracket of 41.36%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                            Franklin          Lehman Brothers
                      Connecticut Tax-Free        Municipal
 Date                     Income Fund            Bond Index 7         CPI 7
----------------------------------------------------------------------------
----------------------------------------------------------------------------
        3/1/1993             $9,571               $10,000            $10,000
       3/31/1993             $9,530                $9,894            $10,035
       4/30/1993             $9,603                $9,994            $10,063
       5/31/1993             $9,638               $10,050            $10,077
       6/30/1993             $9,807               $10,218            $10,091
       7/31/1993             $9,809               $10,231            $10,091
       8/31/1993            $10,024               $10,444            $10,120
       9/30/1993            $10,142               $10,563            $10,141
      10/31/1993            $10,167               $10,583            $10,182
      11/30/1993            $10,123               $10,490            $10,190
      12/31/1993            $10,315               $10,711            $10,190
       1/31/1994            $10,407               $10,833            $10,217
       2/28/1994            $10,185               $10,553            $10,252
       3/31/1994             $9,827               $10,123            $10,287
       4/30/1994             $9,816               $10,209            $10,301
       5/31/1994             $9,910               $10,298            $10,308
       6/30/1994             $9,846               $10,235            $10,343
       7/31/1994            $10,021               $10,423            $10,371
       8/31/1994            $10,042               $10,459            $10,413
       9/30/1994             $9,924               $10,305            $10,441
      10/31/1994             $9,738               $10,122            $10,448
      11/30/1994             $9,491                $9,939            $10,462
      12/31/1994             $9,757               $10,157            $10,462
       1/31/1995            $10,006               $10,448            $10,504
       2/28/1995            $10,225               $10,752            $10,546
       3/31/1995            $10,297               $10,875            $10,580
       4/30/1995            $10,333               $10,889            $10,615
       5/31/1995            $10,579               $11,236            $10,636
       6/30/1995            $10,494               $11,138            $10,658
       7/31/1995            $10,554               $11,244            $10,658
       8/31/1995            $10,692               $11,387            $10,685
       9/30/1995            $10,779               $11,458            $10,707
      10/31/1995            $10,911               $11,625            $10,742
      11/30/1995            $11,054               $11,818            $10,735
      12/31/1995            $11,153               $11,931            $10,727
       1/31/1996            $11,208               $12,022            $10,790
       2/29/1996            $11,148               $11,940            $10,825
       3/31/1996            $11,047               $11,787            $10,881
       4/30/1996            $11,059               $11,754            $10,924
       5/31/1996            $11,086               $11,749            $10,944
       6/30/1996            $11,198               $11,877            $10,951
       7/31/1996            $11,274               $11,984            $10,972
       8/31/1996            $11,305               $11,982            $10,993
       9/30/1996            $11,422               $12,150            $11,028
      10/31/1996            $11,511               $12,287            $11,063
      11/30/1996            $11,658               $12,512            $11,084
      12/31/1996            $11,651               $12,459            $11,084
       1/31/1997            $11,677               $12,483            $11,120
       2/28/1997            $11,763               $12,598            $11,154
       3/31/1997            $11,670               $12,430            $11,182
       4/30/1997            $11,744               $12,535            $11,195
       5/31/1997            $11,901               $12,724            $11,189
       6/30/1997            $12,011               $12,860            $11,202
       7/31/1997            $12,282               $13,216            $11,216
       8/31/1997            $12,204               $13,092            $11,237
       9/30/1997            $12,337               $13,248            $11,265
      10/31/1997            $12,396               $13,333            $11,293
      11/30/1997            $12,481               $13,411            $11,286
      12/31/1997            $12,640               $13,607            $11,273
       1/31/1998            $12,742               $13,747            $11,294
       2/28/1998            $12,775               $13,751            $11,316
       3/31/1998            $12,789               $13,764            $11,337
       4/30/1998            $12,796               $13,702            $11,358
       5/31/1998            $12,953               $13,918            $11,378
       6/30/1998            $13,006               $13,973            $11,392
       7/31/1998            $13,056               $14,008            $11,405
       8/31/1998            $13,194               $14,225            $11,419
       9/30/1998            $13,317               $14,402            $11,433
      10/31/1998            $13,306               $14,402            $11,460
      11/30/1998            $13,351               $14,453            $11,460
      12/31/1998            $13,394               $14,489            $11,453
       1/31/1999            $13,535               $14,661            $11,481
       2/28/1999            $13,494               $14,597            $11,495
       3/31/1999            $13,533               $14,617            $11,529
       4/30/1999            $13,528               $14,654            $11,613
       5/31/1999            $13,471               $14,569            $11,613
       6/30/1999            $13,251               $14,359            $11,613
       7/31/1999            $13,281               $14,411            $11,648
       8/31/1999            $13,084               $14,296            $11,676
       9/30/1999            $13,053               $14,301            $11,732
      10/31/1999            $12,811               $14,147            $11,753
      11/30/1999            $12,911               $14,297            $11,760
      12/31/1999            $12,746               $14,190            $11,760
       1/31/2000            $12,590               $14,127            $11,795
       2/29/2000            $12,696               $14,291            $11,865
       3/31/2000            $13,030               $14,603            $11,962
       4/30/2000            $12,935               $14,516            $11,970
       5/31/2000            $12,847               $14,441            $11,984
       6/30/2000            $13,175               $14,824            $12,046
       7/31/2000            $13,352               $15,030            $12,074
       8/31/2000            $13,567               $15,261            $12,074
       9/30/2000            $13,494               $15,182            $12,137
      10/31/2000            $13,636               $15,347            $12,157
      11/30/2000            $13,734               $15,464            $12,165
      12/31/2000            $14,002               $15,846            $12,157
       1/31/2001            $14,077               $16,003            $12,234
       2/28/2001            $14,149               $16,054            $12,283
       3/31/2001            $14,292               $16,198            $12,311
       4/30/2001            $14,141               $16,023            $12,360
       5/31/2001            $14,309               $16,196            $12,416
       6/30/2001            $14,420               $16,305            $12,437
       7/31/2001            $14,703               $16,546            $12,402
       8/31/2001            $14,968               $16,819            $12,402
       9/30/2001            $14,859               $16,762            $12,458
      10/31/2001            $15,089               $16,962            $12,416
      11/30/2001            $14,939               $16,819            $12,395
      12/31/2001            $14,792               $16,659            $12,346
       1/31/2002            $15,030               $16,948            $12,375
       2/28/2002            $15,213               $17,151            $12,424
       3/31/2002            $14,922               $16,815            $12,494
       4/30/2002            $15,185               $17,143            $12,564
       5/31/2002            $15,260               $17,247            $12,564
       6/30/2002            $15,400               $17,430            $12,571
       7/31/2002            $15,623               $17,655            $12,585
       8/31/2002            $15,795               $17,867            $12,627
       9/30/2002            $16,173               $18,258            $12,648
      10/31/2002            $15,818               $17,955            $12,670
      11/30/2002            $15,747               $17,880            $12,670
      12/31/2002            $16,086               $18,257            $12,642
       1/31/2003            $16,044               $18,211            $12,697
       2/28/2003            $16,269               $18,466            $12,795



AVERAGE ANNUAL TOTAL RETURN
CLASS A                2/28/03
-------------------------------
1-Year                 +2.39%

5-Year                 +4.04%

10-Year                +4.99%

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                             Franklin          Lehman Brothers
                       Connecticut Tax-Free        Municipal
 Date                      Income Fund           Bond Index 7          CPI 7
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
         5/1/1995             $9,898               $10,000            $10,000
        5/31/1995            $10,137               $10,319            $10,020
        6/30/1995            $10,058               $10,229            $10,040
        7/31/1995            $10,111               $10,326            $10,040
        8/31/1995            $10,246               $10,458            $10,066
        9/30/1995            $10,334               $10,523            $10,086
       10/31/1995            $10,454               $10,676            $10,120
       11/30/1995            $10,585               $10,853            $10,112
       12/31/1995            $10,655               $10,957            $10,105
        1/31/1996            $10,701               $11,041            $10,165
        2/29/1996            $10,635               $10,966            $10,198
        3/31/1996            $10,533               $10,825            $10,251
        4/30/1996            $10,549               $10,795            $10,291
        5/31/1996            $10,568               $10,791            $10,310
        6/30/1996            $10,641               $10,908            $10,316
        7/31/1996            $10,719               $11,006            $10,336
        8/31/1996            $10,765               $11,004            $10,356
        9/30/1996            $10,871               $11,158            $10,389
       10/31/1996            $10,951               $11,284            $10,422
       11/30/1996            $11,085               $11,491            $10,442
       12/31/1996            $11,063               $11,443            $10,442
        1/31/1997            $11,082               $11,464            $10,475
        2/28/1997            $11,171               $11,570            $10,508
        3/31/1997            $11,077               $11,416            $10,534
        4/30/1997            $11,142               $11,512            $10,547
        5/31/1997            $11,286               $11,686            $10,540
        6/30/1997            $11,395               $11,811            $10,553
        7/31/1997            $11,637               $12,138            $10,565
        8/31/1997            $11,557               $12,024            $10,586
        9/30/1997            $11,687               $12,167            $10,612
       10/31/1997            $11,727               $12,245            $10,639
       11/30/1997            $11,814               $12,317            $10,632
       12/31/1997            $11,958               $12,497            $10,619
        1/31/1998            $12,049               $12,626            $10,640
        2/28/1998            $12,075               $12,629            $10,660
        3/31/1998            $12,083               $12,641            $10,680
        4/30/1998            $12,084               $12,584            $10,699
        5/31/1998            $12,226               $12,783            $10,719
        6/30/1998            $12,270               $12,832            $10,731
        7/31/1998            $12,311               $12,865            $10,744
        8/31/1998            $12,435               $13,064            $10,757
        9/30/1998            $12,545               $13,227            $10,770
       10/31/1998            $12,528               $13,227            $10,796
       11/30/1998            $12,565               $13,274            $10,796
       12/31/1998            $12,599               $13,307            $10,789
        1/31/1999            $12,725               $13,465            $10,815
        2/28/1999            $12,681               $13,406            $10,828
        3/31/1999            $12,712               $13,425            $10,861
        4/30/1999            $12,712               $13,458            $10,940
        5/31/1999            $12,642               $13,380            $10,940
        6/30/1999            $12,431               $13,187            $10,940
        7/31/1999            $12,464               $13,235            $10,973
        8/31/1999            $12,264               $13,129            $10,999
        9/30/1999            $12,229               $13,134            $11,052
       10/31/1999            $11,999               $12,992            $11,072
       11/30/1999            $12,087               $13,130            $11,079
       12/31/1999            $11,927               $13,032            $11,079
        1/31/2000            $11,777               $12,974            $11,112
        2/29/2000            $11,883               $13,125            $11,177
        3/31/2000            $12,190               $13,411            $11,269
        4/30/2000            $12,096               $13,332            $11,276
        5/31/2000            $11,995               $13,263            $11,289
        6/30/2000            $12,294               $13,614            $11,348
        7/31/2000            $12,454               $13,803            $11,374
        8/31/2000            $12,648               $14,016            $11,374
        9/30/2000            $12,575               $13,943            $11,433
       10/31/2000            $12,701               $14,095            $11,453
       11/30/2000            $12,786               $14,202            $11,460
       12/31/2000            $13,029               $14,553            $11,453
        1/31/2001            $13,094               $14,697            $11,525
        2/28/2001            $13,154               $14,744            $11,571
        3/31/2001            $13,280               $14,877            $11,598
        4/30/2001            $13,133               $14,716            $11,644
        5/31/2001            $13,294               $14,875            $11,696
        6/30/2001            $13,391               $14,974            $11,716
        7/31/2001            $13,646               $15,196            $11,683
        8/31/2001            $13,885               $15,447            $11,683
        9/30/2001            $13,779               $15,394            $11,736
       10/31/2001            $13,986               $15,578            $11,696
       11/30/2001            $13,842               $15,447            $11,676
       12/31/2001            $13,699               $15,300            $11,631
        1/31/2002            $13,913               $15,565            $11,657
        2/28/2002            $14,076               $15,751            $11,704
        3/31/2002            $13,801               $15,443            $11,770
        4/30/2002            $14,036               $15,744            $11,836
        5/31/2002            $14,099               $15,840            $11,836
        6/30/2002            $14,223               $16,008            $11,843
        7/31/2002            $14,422               $16,214            $11,856
        8/31/2002            $14,575               $16,409            $11,895
        9/30/2002            $14,915               $16,768            $11,915
       10/31/2002            $14,595               $16,490            $11,935
       11/30/2002            $14,524               $16,421            $11,935
       12/31/2002            $14,814               $16,767            $11,909
        1/31/2003            $14,770               $16,725            $11,961
        2/28/2003            $14,973               $16,959            $12,054


AVERAGE ANNUAL TOTAL RETURN
CLASS C                  2/28/03
----------------------------------
1-Year                    +4.34%

5-Year                    +4.19%

Since Inception
(5/1/95)                  +5.29%

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN DOUBLE TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN DOUBLE TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND MANY STATES' PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Double Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03

[GRAPHIC OMITTED]
AAA -- 45.4%
  A -- 26.1%
BBB -- 28.5%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Double Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.68 on February 28, 2002, to $11.90 on February 28, 2003. The Fund also performed well on an income-only basis for the same time.

Fixed income markets experienced a fair amount of volatility during the Fund's fiscal year. In particular, the tax-exempt municipal bond market contended with declining state and local revenues and the possibility that stock dividends would become tax-exempt. Overall, however, the struggling economy and troubled stock markets led investors to seek the perceived safety of tax-free investments. Thus, fixed income securities performed better than equities, and municipal bond funds enjoyed net inflows while equity funds suffered net outflows.

A sizable new municipal bond supply fulfilled robust investor demand during the year under review. Nationally, long-term municipal bond issuance posted a record year in 2002, with levels rising almost 25%, from $287 billion in 2001 to $357 billion in 2002. 2 Low interest rates and greater capital needs due to large deficits for many state and local governments contributed to the increase. The municipal bond market also saw large tobacco securitization transactions by many state and county governments. Although we expect a large amount of municipal debt to be issued in



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: THE BOND BUYER.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 90.

2003 for the same reasons as in 2002, we believe issuance should be lower because many issues were already refunded.

Puerto Rico's established political and economic link with the U.S. has been the foundation for economic expansion and consistent growth in real income over the past two decades. Consequently, Puerto Rico's economy suffered in 2002, mirroring the U.S. recession. Tourism, an important sector, showed an immediate impact from the decline in U.S. air travel after September 11, 2001. Construction, which remained the backbone of the economy along with manufacturing, was one of the few sectors that continued to grow. Still, the island struggled with high unemployment and below-average income levels. The commonwealth's unemployment rate increased to 11.4% in January 2003 from a previous three-decade low of less than 10.5%. 3,4

In fiscal year 2002, Puerto Rico's revenues declined and expenditures increased. To address this imbalance, the commonwealth used one-time revenues, froze hiring, reduced contract expenses and equipment purchases, and drew from various special fund balances. Puerto Rico has a heavy tax-supported debt burden that partly reflects its centralized government and broad scope of infrastructure development tasks. However, annual debt service remained manageable due to the commonwealth's ability to impose high local tax rates on individual and corporate incomes, given the absence of federal income tax on the island.

In May 2002, independent credit rating agency Standard & Poor's downgraded Puerto Rico's general obligation rating to A- from A. 5 The rating remained in the upper-medium grade-A category based on revenue and expenditure flexibility and the stabilizing influence of the Government Development Bank for Puerto Rico, which provides the commonwealth with additional short-term liquidity. However, in December 2002, Standard & Poor's placed Puerto Rico's outstanding general obligation debt on CreditWatch, reflecting concerns over the commonwealth's ability to enforce appropriate accounting, fiscal and management controls. If these concerns are not speedily resolved, rating action may follow.

PORTFOLIO BREAKDOWN
Franklin Double
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------
Utilities                     16.1%

Transportation                15.7%

Prerefunded                   13.1%

General Obligation            12.6%

Other Revenue                  9.9%

Subject to Government
Appropriations                 9.6%

Higher Education               6.4%

Housing                        6.4%

Hospital & Health Care         5.1%

Tax-Supported                  4.8%

Corporate-Backed               0.3%


3. Source: Bureau of Labor Statistics.
4. Source: Standard & Poor's, RATINGSDIRECT, 12/11/02.
5. This does not indicate Standard & Poor's rating of the Fund.

Franklin Double Tax-Free Income Fund is the only mutual fund of its kind to offer both state and federal income tax exemption in all 50 states. This can be particularly appealing to residents of such states as Illinois, Iowa and Wisconsin, which place a tax on their in-state municipal bonds. The Fund is well diversified with 65 different positions across 11 different sectors as of February 28, 2003. Issuers represented in the portfolio included Puerto Rico (80.1% of the Fund's total long-term investments), Virgin Islands (13.1%) and Guam (6.8%). At the end of the period, the entire portfolio was investment-grade quality, with AAA-rated securities representing 45.4% of the Fund's total long-term investments.

Puerto Rico has been aggressively refinancing its debt and passing along the savings to their issuers as interest rates declined over recent years. This trend has certainly benefited the Fund, because we have seen bond holdings prerefunded with a substantial increase in value. Prerefunded securities, which are AAA rated and escrowed in government securities, totaled 13.1% of the portfolio's total long-term investments at period-end. Many mutual funds purchase U.S. territory paper, mostly Puerto Rico's, as filler for their specialty state funds when the supply within a particular state is running low. This strong demand for territory paper also helps to keep bond values high relative to other states. Puerto Rico's municipal bond market is widely traded and very liquid because of its dual tax-exemption advantages. As such, Franklin Double Tax-Free Income Fund represents a solid investment opportunity for residents of certain states.

Puerto Rico's municipal bond issuance has continued to be very strong. During 2002, the commonwealth issued $6 billion in bonds, slightly higher than in 2001. 2 Abundant supply of territory paper allowed us to buy most of our securities in the primary market. Notable new purchases during the 12 months under review included Puerto Rico Commonwealth GO, Puerto Rico Municipal Finance Agency Revenue, Virgin Islands Port Authority Marine Revenue and Childrens Trust Fund Tobacco Settlement Revenue asset-backed bonds.

DIVIDEND DISTRIBUTIONS*
Franklin Double Tax-Free Income Fund
3/1/02-2/28/03

                                             DIVIDEND PER SHARE
                                    -----------------------------------
MONTH                                 CLASS A                 CLASS C
-----------------------------------------------------------------------
March                                4.75 cents              4.21 cents
April                                4.50 cents              3.96 cents
May                                  4.50 cents              3.96 cents
June                                 4.50 cents              3.98 cents
July                                 4.50 cents              3.98 cents
August                               4.50 cents              3.98 cents
September                            4.48 cents              3.96 cents
October                              4.48 cents              3.96 cents
November                             4.48 cents              3.96 cents
December                             4.48 cents              3.94 cents
January                              4.48 cents              3.94 cents
February                             4.48 cents              3.94 cents
-----------------------------------------------------------------------
TOTAL                               54.13 CENTS             47.77 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 34 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.33%, based on an annualization of the current 4.48 cent ($0.0448) per share dividend and the maximum offering price of $12.43 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 7.04% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Double Tax-Free Income Fund. Despite a significant increase in Puerto Rico's new 2002 bond issuance, strong retail demand for the commonwealth's municipal bonds should help support the value of the portfolio's holdings going forward. We intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN DOUBLE
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE    2/28/03   2/28/02
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.22     $11.90   $11.68
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5413

CLASS C                                        CHANGE    2/28/03   2/28/02
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23     $11.93   $11.70
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4777

PERFORMANCE

CLASS A                                            1-YEAR    5-YEAR  10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.67%   +29.19%  +74.79%
Average Annual Total Return 2                       +2.13%    +4.34%   +5.29%
Avg. Ann. Total Return (3/31/03) 3                  +4.02%    +4.26%   +5.35%

Distribution Rate 4                        4.33%
Taxable Equivalent Distribution Rate 5     7.04%
30-Day Standardized Yield 6                3.71%
Taxable Equivalent Yield 5                 6.04%

                                                                     INCEPTION
CLASS C                                            1-YEAR    5-YEAR   (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.17%   +25.84%   +53.59%
Average Annual Total Return 2                       +4.11%    +4.49%    +5.50%
Avg. Ann. Total Return (3/31/03) 3                  +5.94%    +4.40%    +5.43%

Distribution Rate 4                        3.95%
Taxable Equivalent Distribution Rate 5     6.44%
30-Day Standardized Yield 6                3.30%
Taxable Equivalent Yield 5                 5.37%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                             Franklin          Lehman Brothers
                          Double Tax-Free         Municipal
 Date                       Income Fund          Bond Index 7             CPI 7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
      3/1/1993                $9,578               $10,000               $10,000
     3/31/1993                $9,520                $9,894               $10,035
     4/30/1993                $9,593                $9,994               $10,063
     5/31/1993                $9,653               $10,050               $10,077
     6/30/1993                $9,785               $10,218               $10,091
     7/31/1993                $9,784               $10,231               $10,091
     8/31/1993                $9,960               $10,444               $10,120
     9/30/1993               $10,089               $10,563               $10,141
    10/31/1993               $10,108               $10,583               $10,182
    11/30/1993               $10,081               $10,490               $10,190
    12/31/1993               $10,261               $10,711               $10,190
     1/31/1994               $10,353               $10,833               $10,217
     2/28/1994               $10,173               $10,553               $10,252
     3/31/1994                $9,823               $10,123               $10,287
     4/30/1994                $9,871               $10,209               $10,301
     5/31/1994                $9,940               $10,298               $10,308
     6/30/1994                $9,873               $10,235               $10,343
     7/31/1994               $10,027               $10,423               $10,371
     8/31/1994               $10,080               $10,459               $10,413
     9/30/1994                $9,964               $10,305               $10,441
    10/31/1994                $9,792               $10,122               $10,448
    11/30/1994                $9,598                $9,939               $10,462
    12/31/1994                $9,821               $10,157               $10,462
     1/31/1995               $10,057               $10,448               $10,504
     2/28/1995               $10,339               $10,752               $10,546
     3/31/1995               $10,406               $10,875               $10,580
     4/30/1995               $10,454               $10,889               $10,615
     5/31/1995               $10,730               $11,236               $10,636
     6/30/1995               $10,607               $11,138               $10,658
     7/31/1995               $10,688               $11,244               $10,658
     8/31/1995               $10,804               $11,387               $10,685
     9/30/1995               $10,873               $11,458               $10,707
    10/31/1995               $11,023               $11,625               $10,742
    11/30/1995               $11,159               $11,818               $10,735
    12/31/1995               $11,246               $11,931               $10,727
     1/31/1996               $11,320               $12,022               $10,790
     2/29/1996               $11,238               $11,940               $10,825
     3/31/1996               $11,163               $11,787               $10,881
     4/30/1996               $11,168               $11,754               $10,924
     5/31/1996               $11,176               $11,749               $10,944
     6/30/1996               $11,314               $11,877               $10,951
     7/31/1996               $11,389               $11,984               $10,972
     8/31/1996               $11,403               $11,982               $10,993
     9/30/1996               $11,568               $12,150               $11,028
    10/31/1996               $11,672               $12,287               $11,063
    11/30/1996               $11,846               $12,512               $11,084
    12/31/1996               $11,816               $12,459               $11,084
     1/31/1997               $11,820               $12,483               $11,120
     2/28/1997               $11,916               $12,598               $11,154
     3/31/1997               $11,798               $12,430               $11,182
     4/30/1997               $11,892               $12,535               $11,195
     5/31/1997               $12,066               $12,724               $11,189
     6/30/1997               $12,166               $12,860               $11,202
     7/31/1997               $12,460               $13,216               $11,216
     8/31/1997               $12,385               $13,092               $11,237
     9/30/1997               $12,525               $13,248               $11,265
    10/31/1997               $12,594               $13,333               $11,293
    11/30/1997               $12,689               $13,411               $11,286
    12/31/1997               $12,854               $13,607               $11,273
     1/31/1998               $12,942               $13,747               $11,294
     2/28/1998               $12,966               $13,751               $11,316
     3/31/1998               $13,014               $13,764               $11,337
     4/30/1998               $12,989               $13,702               $11,358
     5/31/1998               $13,164               $13,918               $11,378
     6/30/1998               $13,206               $13,973               $11,392
     7/31/1998               $13,236               $14,008               $11,405
     8/31/1998               $13,393               $14,225               $11,419
     9/30/1998               $13,547               $14,402               $11,433
    10/31/1998               $13,528               $14,402               $11,460
    11/30/1998               $13,574               $14,453               $11,460
    12/31/1998               $13,592               $14,489               $11,453
     1/31/1999               $13,728               $14,661               $11,481
     2/28/1999               $13,702               $14,597               $11,495
     3/31/1999               $13,777               $14,617               $11,529
     4/30/1999               $13,809               $14,654               $11,613
     5/31/1999               $13,764               $14,569               $11,613
     6/30/1999               $13,584               $14,359               $11,613
     7/31/1999               $13,625               $14,411               $11,648
     8/31/1999               $13,461               $14,296               $11,676
     9/30/1999               $13,468               $14,301               $11,732
    10/31/1999               $13,306               $14,147               $11,753
    11/30/1999               $13,405               $14,297               $11,760
    12/31/1999               $13,271               $14,190               $11,760
     1/31/2000               $13,147               $14,127               $11,795
     2/29/2000               $13,300               $14,291               $11,865
     3/31/2000               $13,577               $14,603               $11,962
     4/30/2000               $13,513               $14,516               $11,970
     5/31/2000               $13,445               $14,441               $11,984
     6/30/2000               $13,776               $14,824               $12,046
     7/31/2000               $13,972               $15,030               $12,074
     8/31/2000               $14,194               $15,261               $12,074
     9/30/2000               $14,126               $15,182               $12,137
    10/31/2000               $14,216               $15,347               $12,157
    11/30/2000               $14,327               $15,464               $12,165
    12/31/2000               $14,623               $15,846               $12,157
     1/31/2001               $14,714               $16,003               $12,234
     2/28/2001               $14,772               $16,054               $12,283
     3/31/2001               $14,875               $16,198               $12,311
     4/30/2001               $14,760               $16,023               $12,360
     5/31/2001               $14,927               $16,196               $12,416
     6/30/2001               $15,050               $16,305               $12,437
     7/31/2001               $15,314               $16,546               $12,402
     8/31/2001               $15,547               $16,819               $12,402
     9/30/2001               $15,353               $16,762               $12,458
    10/31/2001               $15,554               $16,962               $12,416
    11/30/2001               $15,416               $16,819               $12,395
    12/31/2001               $15,244               $16,659               $12,346
     1/31/2002               $15,482               $16,948               $12,375
     2/28/2002               $15,702               $17,151               $12,424
     3/31/2002               $15,413               $16,815               $12,494
     4/30/2002               $15,725               $17,143               $12,564
     5/31/2002               $15,786               $17,247               $12,564
     6/30/2002               $15,907               $17,430               $12,571
     7/31/2002               $16,098               $17,655               $12,585
     8/31/2002               $16,267               $17,867               $12,627
     9/30/2002               $16,648               $18,258               $12,648
    10/31/2002               $16,367               $17,955               $12,670
    11/30/2002               $16,327               $17,880               $12,670
    12/31/2002               $16,659               $18,257               $12,642
     1/31/2003               $16,554               $18,211               $12,697
     2/28/2003               $16,742               $18,466               $12,795



CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                             Franklin           Lehman Brothers
                          Double Tax-Free          Municipal
 Date                       Income Fund           Bond Index 7            CPI 7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        5/1/1995                $9,904               $10,000             $10,000
       5/31/1995               $10,168               $10,319             $10,020
       6/30/1995               $10,045               $10,229             $10,040
       7/31/1995               $10,125               $10,326             $10,040
       8/31/1995               $10,229               $10,458             $10,066
       9/30/1995               $10,289               $10,523             $10,086
      10/31/1995               $10,425               $10,676             $10,120
      11/30/1995               $10,558               $10,853             $10,112
      12/31/1995               $10,626               $10,957             $10,105
       1/31/1996               $10,700               $11,041             $10,165
       2/29/1996               $10,618               $10,966             $10,198
       3/31/1996               $10,534               $10,825             $10,251
       4/30/1996               $10,543               $10,795             $10,291
       5/31/1996               $10,535               $10,791             $10,310
       6/30/1996               $10,661               $10,908             $10,316
       7/31/1996               $10,727               $11,006             $10,336
       8/31/1996               $10,745               $11,004             $10,356
       9/30/1996               $10,887               $11,158             $10,389
      10/31/1996               $10,979               $11,284             $10,422
      11/30/1996               $11,129               $11,491             $10,442
      12/31/1996               $11,095               $11,443             $10,442
       1/31/1997               $11,103               $11,464             $10,475
       2/28/1997               $11,188               $11,570             $10,508
       3/31/1997               $11,051               $11,416             $10,534
       4/30/1997               $11,144               $11,512             $10,547
       5/31/1997               $11,301               $11,686             $10,540
       6/30/1997               $11,389               $11,811             $10,553
       7/31/1997               $11,660               $12,138             $10,565
       8/31/1997               $11,584               $12,024             $10,586
       9/30/1997               $11,710               $12,167             $10,612
      10/31/1997               $11,768               $12,245             $10,639
      11/30/1997               $11,841               $12,317             $10,632
      12/31/1997               $11,999               $12,497             $10,619
       1/31/1998               $12,075               $12,626             $10,640
       2/28/1998               $12,091               $12,629             $10,660
       3/31/1998               $12,141               $12,641             $10,680
       4/30/1998               $12,113               $12,584             $10,699
       5/31/1998               $12,260               $12,783             $10,719
       6/30/1998               $12,295               $12,832             $10,731
       7/31/1998               $12,316               $12,865             $10,744
       8/31/1998               $12,467               $13,064             $10,757
       9/30/1998               $12,594               $13,227             $10,770
      10/31/1998               $12,570               $13,227             $10,796
      11/30/1998               $12,617               $13,274             $10,796
      12/31/1998               $12,628               $13,307             $10,789
       1/31/1999               $12,738               $13,465             $10,815
       2/28/1999               $12,708               $13,406             $10,828
       3/31/1999               $12,781               $13,425             $10,861
       4/30/1999               $12,794               $13,458             $10,940
       5/31/1999               $12,748               $13,380             $10,940
       6/30/1999               $12,586               $13,187             $10,940
       7/31/1999               $12,619               $13,235             $10,973
       8/31/1999               $12,462               $13,129             $10,999
       9/30/1999               $12,464               $13,134             $11,052
      10/31/1999               $12,298               $12,992             $11,072
      11/30/1999               $12,381               $13,130             $11,079
      12/31/1999               $12,264               $13,032             $11,079
       1/31/2000               $12,145               $12,974             $11,112
       2/29/2000               $12,280               $13,125             $11,177
       3/31/2000               $12,529               $13,411             $11,269
       4/30/2000               $12,454               $13,332             $11,276
       5/31/2000               $12,397               $13,263             $11,289
       6/30/2000               $12,695               $13,614             $11,348
       7/31/2000               $12,870               $13,803             $11,374
       8/31/2000               $13,069               $14,016             $11,374
       9/30/2000               $13,001               $13,943             $11,433
      10/31/2000               $13,077               $14,095             $11,453
      11/30/2000               $13,173               $14,202             $11,460
      12/31/2000               $13,440               $14,553             $11,453
       1/31/2001               $13,517               $14,697             $11,525
       2/28/2001               $13,575               $14,744             $11,571
       3/31/2001               $13,663               $14,877             $11,598
       4/30/2001               $13,551               $14,716             $11,644
       5/31/2001               $13,685               $14,875             $11,696
       6/30/2001               $13,792               $14,974             $11,716
       7/31/2001               $14,028               $15,196             $11,683
       8/31/2001               $14,247               $15,447             $11,683
       9/30/2001               $14,052               $15,394             $11,736
      10/31/2001               $14,240               $15,578             $11,696
      11/30/2001               $14,095               $15,447             $11,676
      12/31/2001               $13,944               $15,300             $11,631
       1/31/2002               $14,153               $15,565             $11,657
       2/28/2002               $14,334               $15,751             $11,704
       3/31/2002               $14,078               $15,443             $11,770
       4/30/2002               $14,354               $15,744             $11,836
       5/31/2002               $14,404               $15,840             $11,836
       6/30/2002               $14,497               $16,008             $11,843
       7/31/2002               $14,676               $16,214             $11,856
       8/31/2002               $14,822               $16,409             $11,895
       9/30/2002               $15,160               $16,768             $11,915
      10/31/2002               $14,898               $16,490             $11,935
      11/30/2002               $14,856               $16,421             $11,935
      12/31/2002               $15,162               $16,767             $11,909
       1/31/2003               $15,061               $16,725             $11,961
       2/28/2003               $15,211               $16,959             $12,054



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN FEDERAL INTERMEDIATE-TERM
TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO OF MUNICIPAL BONDS WITH AN AVERAGE WEIGHTED MATURITY (THE TIME IN WHICH DEBT MUST BE REPAID) BETWEEN 3 AND 10 YEARS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Federal Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments 2/28/03

[GRAPHIC OMITTED]

AAA -- 64.4%
 AA --  7.8%
  A --  8.0%
BBB -- 17.9%
Below Investment
Grade -- 1.9%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO NOTES
Despite very strong new issuance during the year ended February 28, 2003, municipal bonds generally performed well as interest rates declined. Many municipalities took advantage of extremely low interest rates to fund new infrastructure needs and refinance older, higher-interest debt. Spurred largely by these trends, the municipal bond market posted a record year in 2002, with the year's $357 billion issuance surpassing the previous $293 billion record set in 1993. 2

The Bond Buyer Municipal Bond Index yield retreated from 5.25% at the beginning of the period to 5.04% on February 28, 2003.2 Retail and institutional demand was quite high, as investors sought tax-free alternatives and havens from the turbulent equity markets. We attribute a majority of the strong demand to three underlying circumstances: geopolitical uncertainty, renewed and ongoing indications of economic weakness, and continued stock market volatility stemming from poor earnings news and a spate of high-profile corporate accounting scandals.

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
A non-diversified fund may be subject to greater risk of adverse economic or regulatory developments affecting an issuer than a fund with broader diversification.
2. Source: THE BOND BUYER. The unmanaged Bond Buyer Municipal Bond Index comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 93.

Because yield and price move in opposite directions, bond prices rose during the year. The Fund's Class A share price, as measured by net asset value, rose from $11.14 on February 28, 2002, to $11.48 on February 28, 2003.

We focused primarily on remaining fully invested throughout the Fund's fiscal year, as the spread between short-term variable rate securities and intermediate-term bonds remained fairly wide. The increased demand for municipal bonds narrowed the yield spreads between national and specialty state issues. Specialty state bonds generally have strong retail demand and are in short supply. As a result, the Fund looked to purchase specialty state bonds such as those of Minnesota, Oregon and Florida. We also sold our remaining airline-backed bonds due to uncertainties within the industry. Significant purchases during the 12 months under review included Chaska, Minnesota, ISD; Salem, Oregon, Water and Sewer Revenue; and Jacksonville, Florida, Water and Sewer System Revenue GO bonds. Sales included Chicago O'Hare International Airport Special Facilities Revenue - United Airlines Inc. Project and Fulton County, Georgia, Development Authority Special Facilities Revenue - Delta Airlines Inc. Project bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 39 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.84%. An investor in the maximum federal personal income tax bracket of 38.6% would need to earn 6.26% from a taxable investment to match the Fund's tax-free distribution rate.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

PORTFOLIO BREAKDOWN
Franklin Federal Intermediate-Term
Tax-Free Income
Fund 2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------
General Obligation            29.7%

Utilities                     28.2%

Hospital & Health Care        11.8%

Tax-Supported                  7.7%

Transportation                 5.2%

Higher Education               5.0%

Prerefunded                    4.7%

Subject to Government
Appropriations                 3.5%

Corporate-Backed               3.4%

Housing                        0.8%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

Given our income-oriented investment approach, we generally expect the Fund to perform comparatively well in terms of total return and tax-free income distribution for investors with long-term investment horizons, which we recommend for our shareholders. It is important to remember that over time, the tax-free income from municipal bonds will ultimately drive the Fund's total return performance.

Looking ahead, we are optimistic about the outlook for municipal bonds and Franklin Federal Intermediate-Term Tax-Free Income Fund. The municipal and government bond markets benefited from weaker-than-expected economic releases throughout the 12-month reporting period, an indication that interest rates could remain low for some time. The Federal Reserve Board (the Fed) lowered its federal funds target rate to 1.25% in November 2002, citing economic uncertainty partly due to heightened geopolitical risks. With investors seeking the safety of high-grade fixed income investments as the major stock markets continue to exhibit volatility, we believe municipal bond investments could remain quite attractive in the coming months.

Regardless of the market's and economy's future outcomes, we believe our broad portfolio diversification should help protect the Fund from volatility, and we intend to maintain our conservative buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


DIVIDEND DISTRIBUTIONS*
Franklin Federal Intermediate-Term
Tax-Free Income Fund
3/1/02-2/28/03

                 DIVIDEND
MONTH            PER SHARE
---------------------------
March            4.00 cents

April            4.00 cents

May              4.00 cents

June             4.00 cents

July             4.00 cents

August           4.00 cents

September        3.95 cents

October          3.95 cents

November         3.95 cents

December         3.80 cents

January          3.80 cents

February         3.80 cents
---------------------------
TOTAL           47.25 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN FEDERAL
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE        2/28/03     2/28/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.34        $11.48      $11.14
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4725

PERFORMANCE

CLASS A                                           1-YEAR      5-YEAR     10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                         +7.45%     +28.29%     +76.33%
Average Annual Total Return 2                     +5.00%      +4.63%      +5.60%
Avg. Ann. Total Return (3/31/03) 3                +6.99%      +4.64%      +5.57%

Distribution Rate 4                       3.84%
Taxable Equivalent Distribution Rate 5    6.26%
30-Day Standardized Yield 6               3.17%
Taxable Equivalent Yield 5                5.16%

CLASS A: Subject to the maximum 2.25% initial sales charge.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the current 3.76 cent per share monthly dividend and the maximum offering price of $11.74 on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:


                    Franklin Federal      Lehman Brothers
                    Intermediate-Term         Municipal
                         Tax-Free              10-Year
 Date                  Income Fund          Bond Index 7              CPI 7
----------------------------------------------------------------------------
----------------------------------------------------------------------------
        3/1/1993          $9,777               $10,000               $10,000
       3/31/1993          $9,808                $9,894               $10,035
       4/30/1993          $9,881                $9,994               $10,063
       5/31/1993          $9,911               $10,050               $10,077
       6/30/1993         $10,059               $10,218               $10,091
       7/31/1993         $10,112               $10,231               $10,091
       8/31/1993         $10,291               $10,444               $10,120
       9/30/1993         $10,390               $10,563               $10,141
      10/31/1993         $10,451               $10,583               $10,182
      11/30/1993         $10,389               $10,490               $10,190
      12/31/1993         $10,617               $10,711               $10,190
       1/31/1994         $10,738               $10,833               $10,217
       2/28/1994         $10,542               $10,553               $10,252
       3/31/1994         $10,218               $10,123               $10,287
       4/30/1994         $10,270               $10,209               $10,301
       5/31/1994         $10,356               $10,298               $10,308
       6/30/1994         $10,328               $10,235               $10,343
       7/31/1994         $10,469               $10,423               $10,371
       8/31/1994         $10,545               $10,459               $10,413
       9/30/1994         $10,460               $10,305               $10,441
      10/31/1994         $10,324               $10,122               $10,448
      11/30/1994         $10,184                $9,939               $10,462
      12/31/1994         $10,330               $10,157               $10,462
       1/31/1995         $10,571               $10,448               $10,504
       2/28/1995         $10,765               $10,752               $10,546
       3/31/1995         $10,867               $10,875               $10,580
       4/30/1995         $10,889               $10,889               $10,615
       5/31/1995         $11,165               $11,236               $10,636
       6/30/1995         $11,109               $11,138               $10,658
       7/31/1995         $11,209               $11,244               $10,658
       8/31/1995         $11,362               $11,387               $10,685
       9/30/1995         $11,462               $11,458               $10,707
      10/31/1995         $11,598               $11,625               $10,742
      11/30/1995         $11,741               $11,818               $10,735
      12/31/1995         $11,820               $11,931               $10,727
       1/31/1996         $11,893               $12,022               $10,790
       2/29/1996         $11,835               $11,940               $10,825
       3/31/1996         $12,013               $11,787               $10,881
       4/30/1996         $12,010               $11,754               $10,924
       5/31/1996         $11,999               $11,749               $10,944
       6/30/1996         $12,113               $11,877               $10,951
       7/31/1996         $12,188               $11,984               $10,972
       8/31/1996         $12,195               $11,982               $10,993
       9/30/1996         $12,316               $12,150               $11,028
      10/31/1996         $12,445               $12,287               $11,063
      11/30/1996         $12,608               $12,512               $11,084
      12/31/1996         $12,607               $12,459               $11,084
       1/31/1997         $12,331               $12,483               $11,120
       2/28/1997         $12,438               $12,598               $11,154
       3/31/1997         $12,321               $12,430               $11,182
       4/30/1997         $12,416               $12,535               $11,195
       5/31/1997         $12,496               $12,724               $11,189
       6/30/1997         $12,641               $12,860               $11,202
       7/31/1997         $12,922               $13,216               $11,216
       8/31/1997         $12,858               $13,092               $11,237
       9/30/1997         $12,958               $13,248               $11,265
      10/31/1997         $13,028               $13,333               $11,293
      11/30/1997         $13,101               $13,411               $11,286
      12/31/1997         $13,273               $13,607               $11,273
       1/31/1998         $13,433               $13,747               $11,294
       2/28/1998         $13,437               $13,751               $11,316
       3/31/1998         $13,445               $13,764               $11,337
       4/30/1998         $13,423               $13,702               $11,358
       5/31/1998         $13,594               $13,918               $11,378
       6/30/1998         $13,634               $13,973               $11,392
       7/31/1998         $13,680               $14,008               $11,405
       8/31/1998         $13,832               $14,225               $11,419
       9/30/1998         $13,968               $14,402               $11,433
      10/31/1998         $13,963               $14,402               $11,460
      11/30/1998         $14,005               $14,453               $11,460
      12/31/1998         $14,043               $14,489               $11,453
       1/31/1999         $14,207               $14,661               $11,481
       2/28/1999         $14,133               $14,597               $11,495
       3/31/1999         $14,143               $14,617               $11,529
       4/30/1999         $14,194               $14,654               $11,613
       5/31/1999         $14,115               $14,569               $11,613
       6/30/1999         $13,955               $14,359               $11,613
       7/31/1999         $13,993               $14,411               $11,648
       8/31/1999         $13,910               $14,296               $11,676
       9/30/1999         $13,938               $14,301               $11,732
      10/31/1999         $13,784               $14,147               $11,753
      11/30/1999         $13,869               $14,297               $11,760
      12/31/1999         $13,783               $14,190               $11,760
       1/31/2000         $13,695               $14,127               $11,795
       2/29/2000         $13,788               $14,291               $11,865
       3/31/2000         $14,000               $14,603               $11,962
       4/30/2000         $13,937               $14,516               $11,970
       5/31/2000         $13,855               $14,441               $11,984
       6/30/2000         $14,111               $14,824               $12,046
       7/31/2000         $14,262               $15,030               $12,074
       8/31/2000         $14,481               $15,261               $12,074
       9/30/2000         $14,454               $15,182               $12,137
      10/31/2000         $14,572               $15,347               $12,157
      11/30/2000         $14,615               $15,464               $12,165
      12/31/2000         $14,805               $15,846               $12,157
       1/31/2001         $14,977               $16,003               $12,234
       2/28/2001         $15,044               $16,054               $12,283
       3/31/2001         $15,162               $16,198               $12,311
       4/30/2001         $15,100               $16,023               $12,360
       5/31/2001         $15,257               $16,196               $12,416
       6/30/2001         $15,353               $16,305               $12,437
       7/31/2001         $15,558               $16,546               $12,402
       8/31/2001         $15,803               $16,819               $12,402
       9/30/2001         $15,785               $16,762               $12,458
      10/31/2001         $15,937               $16,962               $12,416
      11/30/2001         $15,797               $16,819               $12,395
      12/31/2001         $15,629               $16,659               $12,346
       1/31/2002         $15,846               $16,948               $12,375
       2/28/2002         $16,045               $17,151               $12,424
       3/31/2002         $15,770               $16,815               $12,494
       4/30/2002         $16,095               $17,143               $12,564
       5/31/2002         $16,184               $17,247               $12,564
       6/30/2002         $16,396               $17,430               $12,571
       7/31/2002         $16,576               $17,655               $12,585
       8/31/2002         $16,733               $17,867               $12,627
       9/30/2002         $17,073               $18,258               $12,648
      10/31/2002         $16,779               $17,955               $12,670
      11/30/2002         $16,670               $17,880               $12,670
      12/31/2002         $17,029               $18,257               $12,642
       1/31/2003         $16,952               $18,211               $12,697
       2/28/2003         $17,241               $18,466               $12,795


AVERAGE ANNUAL TOTAL RETURN

CLASS A               2/28/03
-----------------------------
1-Year                 +5.00%

5-Year                 +4.63%

10-Year                +5.60%

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa and a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN HIGH YIELD TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL INCOME TAX THROUGH A PORTFOLIO CONSISTING MAINLY OF HIGHER-YIELDING, MEDIUM- TO LOWER-RATED AND NON-RATED MUNICIPAL BONDS. 1 AS DISCUSSED IN THE FUND'S PROSPECTUS, THESE SECURITIES ENTAIL GREATER RISK THAN HIGHER-RATED MUNICIPAL SECURITIES.
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin High Yield Tax-Free Income Fund Based on Total
Long-Term Investments 2/28/03

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF TEXT USED IN PRINTED GRAPHIC AS FOLLOWS:

AAA -- 22.1%
 AA --  2.0%
  A -- 11.9%
BBB -- 25.9%
Below Investment
Grade -- 38.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

PORTFOLIO NOTES
During the 12 months ended February 28, 2003, economic growth and financial markets were roiled by conflicting economic data, corporate earnings concerns, accounting scandals at several major corporations, the threat of additional terrorist attacks and the growing possibility of war in Iraq. This environment continued to drive negative equity market sentiment. Investors' "flight to quality" as a result of these issues benefited most fixed income securities, particularly municipal bonds. During the reporting period, investors looking for safety and income drove up prices on most high-grade bonds, resulting in sharply lower yields and a wider spread between short- and long-term yields of comparable quality bonds.

Although the Fund generated positive total returns during the Fund's fiscal year, its performance was limited somewhat by exposure to high yield municipal securities, which did not rally as greatly as investment-grade municipal bonds. In particular, economic uncertainty and stock market volatility negatively impacted transportation and corporate-backed private activity bonds. Therefore, Franklin High Yield Tax-Free Income Fund's Class A share price, as measured by net asset value, fell from $10.58 on February 28, 2002, to $10.39 on February 28, 2003. As usual, however, our income-oriented focus generated high, current tax-free income over the period. Overall, we

1. These dividends are generally subject to state and local income taxes, if any. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 102.

believe that in an increasingly volatile bond market environment, our focus on income delivered strong results for our shareholders.

During the 12 months under review, we sought to keep the portfolio fully invested while searching for values in the national municipal bond marketplace. Specifically, we focused on buying long-term, high yield municipal bonds secured by essential assets and backed by strong cash flow. We believe that certain types of revenue bonds offered unique value in the year under review, as many investors generally looked to buy short-term and primarily high-grade or even insured municipal securities. For example, we purchased several bond issues for large hospitals with strong market shares in their given metropolitan areas. These bonds are backed by first mortgages on the properties as well as the strong cash flows of the hospitals themselves. We believe these secured bonds, purchased at historically wide yield spreads, represent excellent long-term value to our shareholders.

We also purchased bonds issued by states with historically strong retail demand such as New York, California, Arizona, Minnesota and Florida. These specialty states, which have relatively large municipal bond markets, high local income taxes and large, wealthy populations, provide large and liquid state-specific municipal bond markets in which to invest. In our thorough analysis, we find these can ensure good liquidity, even among their higher yielding securities. Examples of securities that met these criteria and which the Fund purchased during the reporting period include Orange County, Florida, Health Facilities Authority Revenue - Hospital Orlando Regional Healthcare and Minneapolis, Minnesota, Health Care Facility Revenue - Fairview Health Services bonds. On the sell side, we took advantage of rising municipal bond demand and sold securities issued by non-specialty states including Iowa's Tobacco Settlement Revenue Management Authority bonds.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

PORTFOLIO BREAKDOWN
Franklin High Yield
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------
Utilities                     25.6%

Hospital & Health Care        16.2%

Prerefunded                   16.1%

Tax-Supported                 13.4%

Transportation                10.7%

General Obligation             5.6%

Other Revenue                  4.1%

Corporate-Backed               4.0%

Housing                        2.4%

Subject to Government
Appropriations                 1.3%

Higher Education               0.6%

*The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.

DIVIDEND DISTRIBUTIONS*
Franklin High Yield Tax-Free Income Fund
3/1/02-2/28/03

                                         DIVIDEND PER SHARE
                        ---------------------------------------------------
MONTH                     CLASS A             CLASS B             CLASS C
---------------------------------------------------------------------------
March                    5.00 cents          4.49 cents          4.50 cents
April                    5.00 cents          4.49 cents          4.50 cents
May                      5.00 cents          4.49 cents          4.50 cents
June                     5.00 cents          4.52 cents          4.54 cents
July                     5.00 cents          4.52 cents          4.54 cents
August                   5.00 cents          4.52 cents          4.54 cents
September                4.95 cents          4.48 cents          4.46 cents
October                  4.95 cents          4.48 cents          4.46 cents
November                 4.95 cents          4.48 cents          4.46 cents
December                 4.95 cents          4.46 cents          4.47 cents
January                  4.95 cents          4.46 cents          4.47 cents
February                 4.95 cents          4.46 cents          4.47 cents
---------------------------------------------------------------------------
TOTAL                   59.70 CENTS         53.85 CENTS         53.91 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 45 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 5.47%, based on an annualization of the current 4.95 cent ($0.0495) per share dividend and the maximum offering price of $10.85 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum federal income tax bracket of 38.6% would need to earn 8.92% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

Looking forward, we expect that general economic uncertainty, corporate earnings concerns, accounting scandals, terrorist threats and the Iraq situation should most likely lead to continued financial market volatility for the rest of 2003. In such an uncertain environment, we believe investors should seek well-diversified portfolios with less correlation to broader market volatility. Franklin High Yield Tax-Free Income Fund offers all of these benefits: a large, well-diversified portfolio, a proven track record and an unyielding focus on high, current tax-free income production and capital preservation.

In our opinion, municipal bond market supply and demand should continue to remain strong in the near term, as investors reallocate their portfolios and look for the relative safety and stability of municipal bonds. As for your Fund, our experienced research efforts lead us to believe that traditional, essential-use sectors, such as health care, utilities, transportation and land-secured issues, offer the most attractive returns in our market while limiting the Fund's exposure to undue credit risk. By focusing on opportunities in these sectors while conservatively maintaining our proven buy-and-hold investment strategy, we think the Fund should perform well in the next fiscal year.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN HIGH YIELD
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                 CHANGE     2/28/03     2/28/02
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.19     $10.39      $10.58
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                        $0.5970

CLASS B                                 CHANGE     2/28/03     2/28/02
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.19     $10.45      $10.64
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                        $0.5385

CLASS C                                 CHANGE     2/28/03     2/28/02
------------------------------------------------------------------------
Net Asset Value (NAV)                   -$0.19     $10.48      $10.67
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                        $0.5391

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                               1-YEAR   5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.97%  +18.78%   +74.06%
Average Annual Total Return 2                         -0.45%   +2.60%    +5.24%
Avg. Ann. Total Return (3/31/03) 3                    -0.21%   +2.45%    +5.19%

Distribution Rate 4                          5.47%
Taxable Equivalent Distribution Rate 5       8.92%
30-Day Standardized Yield 6                  4.81%
Taxable Equivalent Yield 5                   7.83%

                                                                       INCEPTION
CLASS B                                               1-YEAR   3-YEAR   (1/1/99)
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.37%  +16.68%   +12.76%
Average Annual Total Return 2                         -0.55%   +4.37%    +2.53%
Avg. Ann. Total Return (3/31/03) 3                    -0.35%   +3.41%    +2.29%

Distribution Rate 4                          5.12%
Taxable Equivalent Distribution Rate 5       8.34%
30-Day Standardized Yield 6                  4.48%
Taxable Equivalent Yield 5                   7.30%

                                                                       INCEPTION
CLASS C                                               1-YEAR   5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                             +3.37%  +15.59%   +47.97%
Average Annual Total Return 2                         +1.34%   +2.73%    +4.99%
Avg. Ann. Total Return (3/31/03) 3                    +1.54%   +2.58%    +4.84%

Distribution Rate 4                          5.07%
Taxable Equivalent Distribution Rate 5       8.25%
30-Day Standardized Yield 6                  4.45%
Taxable Equivalent Yield 5                   7.25%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the 2003 maximum federal personal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

-------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
-------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                   Franklin High Yield     Lehman Brothers
                          Tax-Free Income          Municipal
                               Fund               Bond Index 7          CPI 7
------------------------------------------------------------------------------
        3/1/1993              $9,577                $10,000            $10,000
       3/31/1993              $9,556                 $9,894            $10,035
       4/30/1993              $9,623                 $9,994            $10,063
       5/31/1993              $9,676                $10,050            $10,077
       6/30/1993              $9,849                $10,218            $10,091
       7/31/1993              $9,861                $10,231            $10,091
       8/31/1993             $10,071                $10,444            $10,120
       9/30/1993             $10,184                $10,563            $10,141
      10/31/1993             $10,202                $10,583            $10,182
      11/30/1993             $10,242                $10,490            $10,190
      12/31/1993             $10,413                $10,711            $10,190
       1/31/1994             $10,527                $10,833            $10,217
       2/28/1994             $10,403                $10,553            $10,252
       3/31/1994             $10,097                $10,123            $10,287
       4/30/1994             $10,105                $10,209            $10,301
       5/31/1994             $10,165                $10,298            $10,308
       6/30/1994             $10,186                $10,235            $10,343
       7/31/1994             $10,319                $10,423            $10,371
       8/31/1994             $10,351                $10,459            $10,413
       9/30/1994             $10,277                $10,305            $10,441
      10/31/1994             $10,173                $10,122            $10,448
      11/30/1994             $10,007                 $9,939            $10,462
      12/31/1994             $10,143                $10,157            $10,462
       1/31/1995             $10,390                $10,448            $10,504
       2/28/1995             $10,645                $10,752            $10,546
       3/31/1995             $10,790                $10,875            $10,580
       4/30/1995             $10,837                $10,889            $10,615
       5/31/1995             $11,101                $11,236            $10,636
       6/30/1995             $11,115                $11,138            $10,658
       7/31/1995             $11,188                $11,244            $10,658
       8/31/1995             $11,300                $11,387            $10,685
       9/30/1995             $11,390                $11,458            $10,707
      10/31/1995             $11,537                $11,625            $10,742
      11/30/1995             $11,685                $11,818            $10,735
      12/31/1995             $11,797                $11,931            $10,727
       1/31/1996             $11,863                $12,022            $10,790
       2/29/1996             $11,854                $11,940            $10,825
       3/31/1996             $11,736                $11,787            $10,881
       4/30/1996             $11,748                $11,754            $10,924
       5/31/1996             $11,775                $11,749            $10,944
       6/30/1996             $11,890                $11,877            $10,951
       7/31/1996             $11,980                $11,984            $10,972
       8/31/1996             $12,023                $11,982            $10,993
       9/30/1996             $12,187                $12,150            $11,028
      10/31/1996             $12,347                $12,287            $11,063
      11/30/1996             $12,534                $12,512            $11,084
      12/31/1996             $12,525                $12,459            $11,084
       1/31/1997             $12,562                $12,483            $11,120
       2/28/1997             $12,674                $12,598            $11,154
       3/31/1997             $12,574                $12,430            $11,182
       4/30/1997             $12,668                $12,535            $11,195
       5/31/1997             $12,829                $12,724            $11,189
       6/30/1997             $12,987                $12,860            $11,202
       7/31/1997             $13,316                $13,216            $11,216
       8/31/1997             $13,240                $13,092            $11,237
       9/30/1997             $13,458                $13,248            $11,265
      10/31/1997             $13,554                $13,333            $11,293
      11/30/1997             $13,640                $13,411            $11,286
      12/31/1997             $13,852                $13,607            $11,273
       1/31/1998             $14,004                $13,747            $11,294
       2/28/1998             $14,036                $13,751            $11,316
       3/31/1998             $14,048                $13,764            $11,337
       4/30/1998             $14,038                $13,702            $11,358
       5/31/1998             $14,213                $13,918            $11,378
       6/30/1998             $14,277                $13,973            $11,392
       7/31/1998             $14,302                $14,008            $11,405
       8/31/1998             $14,469                $14,225            $11,419
       9/30/1998             $14,556                $14,402            $11,433
      10/31/1998             $14,540                $14,402            $11,460
      11/30/1998             $14,496                $14,453            $11,460
      12/31/1998             $14,518                $14,489            $11,453
       1/31/1999             $14,637                $14,661            $11,481
       2/28/1999             $14,628                $14,597            $11,495
       3/31/1999             $14,681                $14,617            $11,529
       4/30/1999             $14,735                $14,654            $11,613
       5/31/1999             $14,672                $14,569            $11,613
       6/30/1999             $14,516                $14,359            $11,613
       7/31/1999             $14,583                $14,411            $11,648
       8/31/1999             $14,424                $14,296            $11,676
       9/30/1999             $14,412                $14,301            $11,732
      10/31/1999             $14,152                $14,147            $11,753
      11/30/1999             $14,269                $14,297            $11,760
      12/31/1999             $14,062                $14,190            $11,760
       1/31/2000             $13,933                $14,127            $11,795
       2/29/2000             $14,069                $14,291            $11,865
       3/31/2000             $14,356                $14,603            $11,962
       4/30/2000             $14,292                $14,516            $11,970
       5/31/2000             $14,209                $14,441            $11,984
       6/30/2000             $14,337                $14,824            $12,046
       7/31/2000             $14,510                $15,030            $12,074
       8/31/2000             $14,709                $15,261            $12,074
       9/30/2000             $14,650                $15,182            $12,137
      10/31/2000             $14,754                $15,347            $12,157
      11/30/2000             $14,753                $15,464            $12,165
      12/31/2000             $14,874                $15,846            $12,157
       1/31/2001             $14,973                $16,003            $12,234
       2/28/2001             $15,054                $16,054            $12,283
       3/31/2001             $15,199                $16,198            $12,311
       4/30/2001             $15,126                $16,023            $12,360
       5/31/2001             $15,283                $16,196            $12,416
       6/30/2001             $15,408                $16,305            $12,437
       7/31/2001             $15,661                $16,546            $12,402
       8/31/2001             $15,908                $16,819            $12,402
       9/30/2001             $15,770                $16,762            $12,458
      10/31/2001             $15,895                $16,962            $12,416
      11/30/2001             $15,861                $16,819            $12,395
      12/31/2001             $15,757                $16,659            $12,346
       1/31/2002             $15,965                $16,948            $12,375
       2/28/2002             $16,038                $17,151            $12,424
       3/31/2002             $15,900                $16,815            $12,494
       4/30/2002             $16,089                $17,143            $12,564
       5/31/2002             $16,150                $17,247            $12,564
       6/30/2002             $16,267                $17,430            $12,571
       7/31/2002             $16,351                $17,655            $12,585
       8/31/2002             $16,440                $17,867            $12,627
       9/30/2002             $16,548                $18,258            $12,648
      10/31/2002             $16,158                $17,955            $12,670
      11/30/2002             $16,280                $17,880            $12,670
      12/31/2002             $16,569                $18,257            $12,642
       1/31/2003             $16,583                $18,211            $12,697
       2/28/2003             $16,670                $18,466            $12,795


CLASS B (1/1/99-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date                   Franklin High Yield   Lehman Brothers
                          Tax-Free Income      Municipal
                               Fund           Bond Index 7         CPI 7
-------------------------------------------------------------------------
-------------------------------------------------------------------------
         1/1/1999             $10,000         $10,000             $10,000
        1/31/1999             $10,107         $10,119             $10,024
        2/28/1999             $10,096         $10,074             $10,036
        3/31/1999             $10,126         $10,089             $10,066
        4/30/1999             $10,160         $10,114             $10,140
        5/31/1999             $10,111         $10,055             $10,140
        6/30/1999              $9,999          $9,910             $10,140
        7/31/1999             $10,049          $9,946             $10,170
        8/31/1999              $9,934          $9,866             $10,194
        9/30/1999              $9,922          $9,870             $10,243
       10/31/1999              $9,739          $9,764             $10,262
       11/30/1999              $9,815          $9,867             $10,268
       12/31/1999              $9,668          $9,793             $10,268
        1/31/2000              $9,574          $9,750             $10,299
        2/29/2000              $9,664          $9,863             $10,360
        3/31/2000              $9,857         $10,078             $10,444
        4/30/2000              $9,818         $10,019             $10,451
        5/31/2000              $9,748          $9,967             $10,463
        6/30/2000              $9,831         $10,231             $10,518
        7/31/2000              $9,953         $10,373             $10,542
        8/31/2000             $10,076         $10,533             $10,542
        9/30/2000             $10,032         $10,478             $10,597
       10/31/2000             $10,098         $10,592             $10,615
       11/30/2000             $10,102         $10,673             $10,621
       12/31/2000             $10,180         $10,936             $10,615
        1/31/2001             $10,242         $11,045             $10,682
        2/28/2001             $10,282         $11,080             $10,724
        3/31/2001             $10,384         $11,180             $10,749
        4/30/2001             $10,329         $11,059             $10,792
        5/31/2001             $10,432         $11,178             $10,841
        6/30/2001             $10,512         $11,253             $10,859
        7/31/2001             $10,678         $11,420             $10,829
        8/31/2001             $10,841         $11,608             $10,829
        9/30/2001             $10,743         $11,569             $10,877
       10/31/2001             $10,822         $11,707             $10,840
       11/30/2001             $10,795         $11,608             $10,822
       12/31/2001             $10,719         $11,498             $10,780
        1/31/2002             $10,855         $11,697             $10,804
        2/28/2002             $10,909         $11,837             $10,848
        3/31/2002             $10,800         $11,605             $10,908
        4/30/2002             $10,922         $11,831             $10,970
        5/31/2002             $10,969         $11,904             $10,970
        6/30/2002             $11,032         $12,030             $10,976
        7/31/2002             $11,084         $12,185             $10,988
        8/31/2002             $11,150         $12,331             $11,024
        9/30/2002             $11,218         $12,601             $11,043
       10/31/2002             $10,938         $12,392             $11,062
       11/30/2002             $11,016         $12,340             $11,062
       12/31/2002             $11,215         $12,600             $11,038
        1/31/2003             $11,209         $12,569             $11,086
        2/28/2003             $11,094         $12,745             $11,172


Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                       Franklin High Yield       Lehman Brothers
                          Tax-Free Income            Municipal
 Date                       Fund-Class C            Bond Index 7         CPI 7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
        5/1/1995                $9,899               $10,000             $10,000
       5/31/1995               $10,152               $10,319             $10,020
       6/30/1995               $10,168               $10,229             $10,040
       7/31/1995               $10,239               $10,326             $10,040
       8/31/1995               $10,335               $10,458             $10,066
       9/30/1995               $10,412               $10,523             $10,086
      10/31/1995               $10,540               $10,676             $10,120
      11/30/1995               $10,678               $10,853             $10,112
      12/31/1995               $10,775               $10,957             $10,105
       1/31/1996               $10,830               $11,041             $10,165
       2/29/1996               $10,817               $10,966             $10,198
       3/31/1996               $10,705               $10,825             $10,251
       4/30/1996               $10,711               $10,795             $10,291
       5/31/1996               $10,729               $10,791             $10,310
       6/30/1996               $10,829               $10,908             $10,316
       7/31/1996               $10,905               $11,006             $10,336
       8/31/1996               $10,938               $11,004             $10,356
       9/30/1996               $11,083               $11,158             $10,389
      10/31/1996               $11,221               $11,284             $10,422
      11/30/1996               $11,385               $11,491             $10,442
      12/31/1996               $11,371               $11,443             $10,442
       1/31/1997               $11,410               $11,464             $10,475
       2/28/1997               $11,505               $11,570             $10,508
       3/31/1997               $11,409               $11,416             $10,534
       4/30/1997               $11,489               $11,512             $10,547
       5/31/1997               $11,628               $11,686             $10,540
       6/30/1997               $11,765               $11,811             $10,553
       7/31/1997               $12,056               $12,138             $10,565
       8/31/1997               $11,982               $12,024             $10,586
       9/30/1997               $12,184               $12,167             $10,612
      10/31/1997               $12,253               $12,245             $10,639
      11/30/1997               $12,325               $12,317             $10,632
      12/31/1997               $12,520               $12,497             $10,619
       1/31/1998               $12,652               $12,626             $10,640
       2/28/1998               $12,674               $12,629             $10,660
       3/31/1998               $12,678               $12,641             $10,680
       4/30/1998               $12,664               $12,584             $10,699
       5/31/1998               $12,815               $12,783             $10,719
       6/30/1998               $12,866               $12,832             $10,731
       7/31/1998               $12,893               $12,865             $10,744
       8/31/1998               $13,026               $13,064             $10,757
       9/30/1998               $13,098               $13,227             $10,770
      10/31/1998               $13,089               $13,227             $10,796
      11/30/1998               $13,043               $13,274             $10,796
      12/31/1998               $13,045               $13,307             $10,789
       1/31/1999               $13,156               $13,465             $10,815
       2/28/1999               $13,142               $13,406             $10,828
       3/31/1999               $13,181               $13,425             $10,861
       4/30/1999               $13,223               $13,458             $10,940
       5/31/1999               $13,149               $13,380             $10,940
       6/30/1999               $13,005               $13,187             $10,940
       7/31/1999               $13,070               $13,235             $10,973
       8/31/1999               $12,910               $13,129             $10,999
       9/30/1999               $12,906               $13,134             $11,052
      10/31/1999               $12,669               $12,992             $11,072
      11/30/1999               $12,755               $13,130             $11,079
      12/31/1999               $12,566               $13,032             $11,079
       1/31/2000               $12,446               $12,974             $11,112
       2/29/2000               $12,561               $13,125             $11,177
       3/31/2000               $12,810               $13,411             $11,269
       4/30/2000               $12,760               $13,332             $11,276
       5/31/2000               $12,668               $13,263             $11,289
       6/30/2000               $12,787               $13,614             $11,348
       7/31/2000               $12,934               $13,803             $11,374
       8/31/2000               $13,105               $14,016             $11,374
       9/30/2000               $13,048               $13,943             $11,433
      10/31/2000               $13,134               $14,095             $11,453
      11/30/2000               $13,126               $14,202             $11,460
      12/31/2000               $13,227               $14,553             $11,453
       1/31/2001               $13,307               $14,697             $11,525
       2/28/2001               $13,373               $14,744             $11,571
       3/31/2001               $13,493               $14,877             $11,598
       4/30/2001               $13,423               $14,716             $11,644
       5/31/2001               $13,554               $14,875             $11,696
       6/30/2001               $13,671               $14,974             $11,716
       7/31/2001               $13,886               $15,196             $11,683
       8/31/2001               $14,098               $15,447             $11,683
       9/30/2001               $13,957               $15,394             $11,736
      10/31/2001               $14,073               $15,578             $11,696
      11/30/2001               $14,024               $15,447             $11,676
      12/31/2001               $13,924               $15,300             $11,631
       1/31/2002               $14,114               $15,565             $11,657
       2/28/2002               $14,171               $15,751             $11,704
       3/31/2002               $14,044               $15,443             $11,770
       4/30/2002               $14,203               $15,744             $11,836
       5/31/2002               $14,249               $15,840             $11,836
       6/30/2002               $14,346               $16,008             $11,843
       7/31/2002               $14,414               $16,214             $11,856
       8/31/2002               $14,486               $16,409             $11,895
       9/30/2002               $14,574               $16,768             $11,915
      10/31/2002               $14,211               $16,490             $11,935
      11/30/2002               $14,325               $16,421             $11,935
      12/31/2002               $14,568               $16,767             $11,909
       1/31/2003               $14,574               $16,725             $11,961
       2/28/2003               $14,647               $16,959             $12,054



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
--------------------------------
1-Year                    +1.34%

5-Year                    +2.73%

Since Inception
(5/1/95)                  +4.99%

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NEW JERSEY TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NEW JERSEY STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF NEW JERSEY MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New Jersey Tax-Free Income Fund
Based on Total Long-Term Investments 2/28/03

[GRAPHIC OMITTED]

AAA -- 74.0%
 AA --  2.9%
  A -- 13.5%
BBB --  8.5%
Below Investment
Grade -- 1.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE

[GRAPHIC OMITTED]

New Jersey residents generally enjoy a high living standard given the state's diverse economy and access to employment opportunities in New York and Pennsylvania. However, the tragic events of September 11, 2001, and the national recession beginning in early 2001 contributed to slowing job growth for New Jersey. At 5.5% in January 2003, the state's unemployment rate remained below the national average of 5.7%. 2

During fiscal year 2002, New Jersey's economic downturn severely affected revenue collections and resulted in a budget deficit. The state legislature adopted several measures aimed at covering the shortfall including ongoing revenue measures, expenditure reductions and the use of available reserves. Also adding to revenues was the secur-itization of future tobacco settlements. However, a further downward revision in revenues of nearly $589 million was released in May. Additionally, New Jersey used nearly $1.2 billion of available general fund reserves, bringing its total undesignated general fund balance to just $100 million. 3

Thus, independent credit rating agency Moody's Investors Service downgraded New Jersey's general obligation (GO) bond rating to Aa2 from Aa1 in March 2002. 4 Moody's believes that the severity of revenue losses, the current level of state spending and


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's, RATINGSDIRECT, 10/10/02.
4. This does not indicate Moody's rating of the Fund.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 122.

future spending pressures will likely strain the state's finances for at least the next two years. Independent credit rating agencies closely monitored state budget gaps and remedies during the period and placed many states on credit watch lists with negative implications and downgraded some states. However, it is worth noting that Aa2 is a high-quality rating that reflects New Jersey's large and diverse economy, resident wealth levels that are among the country's highest, significantly increased but still moderate debt levels, and historical record of strong financial management and controls.

Moody's holds a negative outlook for New Jersey due to the state's sizable structural imbalance in its fiscal year 2003 budget, which should persist into fiscal year 2004, and minimal reserves available to cushion against potential additional financial strain. On the other hand, Standard & Poor's, another independent credit rating agency, believes New Jersey's outlook is stable and expects the state will make strides in matching its expenditures with available resources to produce structural balance in the future. Over the longer term, the state's central location, transportation infrastructure, highly skilled workforce and high income provide the foundation for growth, although at a much-reduced rate from the late 1990s.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin New Jersey Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.85 on February 28, 2002, to $12.03 on February 28, 2003.

Following the national trend, New Jersey's municipal bond issuance increased in 2002; the state issued $11 billion in new bonds, 13.4% more than in 2001. 5 Insurance played an important role as much of the issuance came with additional security. Historically low interest rates motivated many municipalities to borrow to refinance outstanding debt, close budget gaps, fund new projects or expedite needed capital improvements.

PORTFOLIO BREAKDOWN
Franklin New Jersey
Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
--------------------------------------
Hospital & Health Care        22.5%

Transportation                18.7%

General Obligation            17.8%

Prerefunded                   11.0%

Utilities                      9.6%

Housing                        7.3%

Other Revenue                  5.1%

Higher Education               4.7%

Subject to Government
Appropriations                 1.9%

Tax-Supported                  0.8%

Corporate-Backed               0.6%

5. Source: THE BOND BUYER. The unmanaged Bond Buyer Municipal Bond Index comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

Despite the large issuance, municipal bonds produced strong returns as investors sought portfolio stability by diversifying their assets and investing in fixed income securities. Municipal bonds continue to be an attractive investment alternative compared with taxable Treasury bonds. For example, during the 12-month period, the Bond Buyer Municipal Bond Index yielded as much as 108% of the 30-year Treasury bond. Historically, the ratio has been about 92%. 5 At recent levels, investors were essentially getting the tax exemption municipal bonds offer for free. As the economy continues to struggle, we anticipate that states will continue to experience fiscal pressures and rely on cost-cutting measures, tax increases and municipal bond issuance in 2003.

Notable new purchases during the 12 months under review included Delaware River and Bay Authority Revenue, Hoboken Parking Authority Parking Revenue, University of Medicine and Dentistry COP, New Jersey Health Care Facilities Financing Authority Revenue - South Jersey Hospital, and New Jersey Health Care Facilities Financing Authority Revenue - Englewood Hospital FHA Insured Mortgage bonds. Sales included Princeton Township and Brunswick Township Board of Education GO bonds, and Atlantic County Utilities Authority, New Jersey EDA - School Facilities Construction and Church Street Corp. Keansburg Elderly Housing Mortgage revenue bonds.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

DIVIDEND DISTRIBUTIONS*
Franklin New Jersey Tax-Free Income Fund
3/1/02-2/28/03

                                        DIVIDEND PER SHARE
                      ---------------------------------------------------
MONTH                   CLASS A            CLASS B              CLASS C
-------------------------------------------------------------------------
March                  4.72 cents         4.15 cents           4.17 cents
April                  4.72 cents         4.15 cents           4.17 cents
May                    4.72 cents         4.15 cents           4.17 cents
June                   4.72 cents         4.19 cents           4.20 cents
July                   4.72 cents         4.19 cents           4.20 cents
August                 4.72 cents         4.19 cents           4.20 cents
September              4.62 cents         4.08 cents           4.09 cents
October                4.62 cents         4.08 cents           4.09 cents
November               4.62 cents         4.08 cents           4.09 cents
December               4.62 cents         4.05 cents           4.09 cents
January                4.62 cents         4.05 cents           4.09 cents
February               4.62 cents         4.05 cents           4.09 cents
-------------------------------------------------------------------------
TOTAL                 56.04 CENTS        49.41 CENTS          49.65 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 54 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.41%, based on an annualization of the current 4.62 cent ($0.0462) per share dividend and the maximum offering price of $12.56 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and New Jersey state personal income tax bracket of 42.51% would need to earn 7.67% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin New Jersey Tax-Free Income Fund. We expect strong retail and institutional demand for the state's municipal bonds should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN NEW JERSEY
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE    2/28/03    2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.18     $12.03    $11.85
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5604

CLASS B                                       CHANGE    2/28/03    2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.19     $12.09    $11.90
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4941

CLASS C                                       CHANGE    2/28/03    2/28/02
----------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.18     $12.11    $11.93
DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4965


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                           1-YEAR    5-YEAR   10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                         +6.41%   +29.94%   +73.09%
Average Annual Total Return 2                     +1.86%    +4.47%    +5.18%
Avg. Ann. Total Return (3/31/03) 3                +4.05%    +4.45%    +5.25%

Distribution Rate 4                       4.41%
Taxable Equivalent Distribution Rate 5    7.67%
30-Day Standardized Yield 6               3.76%
Taxable Equivalent Yield 5                6.54%

                                                                     INCEPTION
CLASS B                                           1-YEAR    3-YEAR    (2/1/00)
------------------------------------------------------------------------------
Cumulative Total Return 1                         +5.88%   +25.27%    +27.07%
Average Annual Total Return 2                     +1.88%    +6.93%     +7.26%
Avg. Ann. Total Return (3/31/03) 3                +4.08%    +6.18%     +7.09%

Distribution Rate 4                       4.05%
Taxable Equivalent Distribution Rate 5    7.04%
30-Day Standardized Yield 6               3.39%
Taxable Equivalent Yield 5                5.90%

                                                                     INCEPTION
CLASS C                                           1-YEAR    5-YEAR   (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                         +5.80%   +26.44%    +54.02%
Average Annual Total Return 2                     +3.76%    +4.60%     +5.54%
Avg. Ann. Total Return (3/31/03) 3                +5.90%    +4.58%     +5.49%

Distribution Rate 4                       3.97%
Taxable Equivalent Distribution Rate 5    6.91%
30-Day Standardized Yield 6               3.36%
Taxable Equivalent Yield 5                5.84%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and New Jersey state personal income tax bracket of 42.51%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     Franklin New Jersey    Lehman Brothers
                       Tax-Free Income         Municipal
 Date                       Fund              Bond Index 7             CPI 7
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
        3/1/1993           $9,572              $10,000                $10,000
       3/31/1993           $9,521               $9,894                $10,035
       4/30/1993           $9,586               $9,994                $10,063
       5/31/1993           $9,630              $10,050                $10,077
       6/30/1993           $9,794              $10,218                $10,091
       7/31/1993           $9,807              $10,231                $10,091
       8/31/1993           $9,987              $10,444                $10,120
       9/30/1993          $10,085              $10,563                $10,141
      10/31/1993          $10,112              $10,583                $10,182
      11/30/1993          $10,067              $10,490                $10,190
      12/31/1993          $10,236              $10,711                $10,190
       1/31/1994          $10,327              $10,833                $10,217
       2/28/1994          $10,112              $10,553                $10,252
       3/31/1994           $9,745              $10,123                $10,287
       4/30/1994           $9,772              $10,209                $10,301
       5/31/1994           $9,846              $10,298                $10,308
       6/30/1994           $9,782              $10,235                $10,343
       7/31/1994           $9,942              $10,423                $10,371
       8/31/1994           $9,983              $10,459                $10,413
       9/30/1994           $9,855              $10,305                $10,441
      10/31/1994           $9,681              $10,122                $10,448
      11/30/1994           $9,477               $9,939                $10,462
      12/31/1994           $9,703              $10,157                $10,462
       1/31/1995           $9,985              $10,448                $10,504
       2/28/1995          $10,230              $10,752                $10,546
       3/31/1995          $10,328              $10,875                $10,580
       4/30/1995          $10,345              $10,889                $10,615
       5/31/1995          $10,616              $11,236                $10,636
       6/30/1995          $10,555              $11,138                $10,658
       7/31/1995          $10,614              $11,244                $10,658
       8/31/1995          $10,727              $11,387                $10,685
       9/30/1995          $10,792              $11,458                $10,707
      10/31/1995          $10,946              $11,625                $10,742
      11/30/1995          $11,111              $11,818                $10,735
      12/31/1995          $11,215              $11,931                $10,727
       1/31/1996          $11,267              $12,022                $10,790
       2/29/1996          $11,193              $11,940                $10,825
       3/31/1996          $11,070              $11,787                $10,881
       4/30/1996          $11,054              $11,754                $10,924
       5/31/1996          $11,061              $11,749                $10,944
       6/30/1996          $11,179              $11,877                $10,951
       7/31/1996          $11,271              $11,984                $10,972
       8/31/1996          $11,254              $11,982                $10,993
       9/30/1996          $11,415              $12,150                $11,028
      10/31/1996          $11,522              $12,287                $11,063
      11/30/1996          $11,702              $12,512                $11,084
      12/31/1996          $11,667              $12,459                $11,084
       1/31/1997          $11,674              $12,483                $11,120
       2/28/1997          $11,768              $12,598                $11,154
       3/31/1997          $11,662              $12,430                $11,182
       4/30/1997          $11,754              $12,535                $11,195
       5/31/1997          $11,884              $12,724                $11,189
       6/30/1997          $11,991              $12,860                $11,202
       7/31/1997          $12,283              $13,216                $11,216
       8/31/1997          $12,181              $13,092                $11,237
       9/30/1997          $12,319              $13,248                $11,265
      10/31/1997          $12,399              $13,333                $11,293
      11/30/1997          $12,482              $13,411                $11,286
      12/31/1997          $12,644              $13,607                $11,273
       1/31/1998          $12,753              $13,747                $11,294
       2/28/1998          $12,755              $13,751                $11,316
       3/31/1998          $12,782              $13,764                $11,337
       4/30/1998          $12,747              $13,702                $11,358
       5/31/1998          $12,921              $13,918                $11,378
       6/30/1998          $12,985              $13,973                $11,392
       7/31/1998          $13,015              $14,008                $11,405
       8/31/1998          $13,182              $14,225                $11,419
       9/30/1998          $13,311              $14,402                $11,433
      10/31/1998          $13,348              $14,402                $11,460
      11/30/1998          $13,372              $14,453                $11,460
      12/31/1998          $13,415              $14,489                $11,453
       1/31/1999          $13,528              $14,661                $11,481
       2/28/1999          $13,471              $14,597                $11,495
       3/31/1999          $13,524              $14,617                $11,529
       4/30/1999          $13,556              $14,654                $11,613
       5/31/1999          $13,484              $14,569                $11,613
       6/30/1999          $13,332              $14,359                $11,613
       7/31/1999          $13,374              $14,411                $11,648
       8/31/1999          $13,194              $14,296                $11,676
       9/30/1999          $13,145              $14,301                $11,732
      10/31/1999          $12,981              $14,147                $11,753
      11/30/1999          $13,091              $14,297                $11,760
      12/31/1999          $12,963              $14,190                $11,760
       1/31/2000          $12,880              $14,127                $11,795
       2/29/2000          $13,055              $14,291                $11,865
       3/31/2000          $13,350              $14,603                $11,962
       4/30/2000          $13,265              $14,516                $11,970
       5/31/2000          $13,174              $14,441                $11,984
       6/30/2000          $13,522              $14,824                $12,046
       7/31/2000          $13,706              $15,030                $12,074
       8/31/2000          $13,925              $15,261                $12,074
       9/30/2000          $13,835              $15,182                $12,137
      10/31/2000          $14,009              $15,347                $12,157
      11/30/2000          $14,117              $15,464                $12,165
      12/31/2000          $14,459              $15,846                $12,157
       1/31/2001          $14,534              $16,003                $12,234
       2/28/2001          $14,643              $16,054                $12,283
       3/31/2001          $14,757              $16,198                $12,311
       4/30/2001          $14,607              $16,023                $12,360
       5/31/2001          $14,769              $16,196                $12,416
       6/30/2001          $14,890              $16,305                $12,437
       7/31/2001          $15,122              $16,546                $12,402
       8/31/2001          $15,323              $16,819                $12,402
       9/30/2001          $15,225              $16,762                $12,458
      10/31/2001          $15,408              $16,962                $12,416
      11/30/2001          $15,285              $16,819                $12,395
      12/31/2001          $15,138              $16,659                $12,346
       1/31/2002          $15,380              $16,948                $12,375
       2/28/2002          $15,571              $17,151                $12,424
       3/31/2002          $15,277              $16,815                $12,494
       4/30/2002          $15,556              $17,143                $12,564
       5/31/2002          $15,646              $17,247                $12,564
       6/30/2002          $15,784              $17,430                $12,571
       7/31/2002          $15,961              $17,655                $12,585
       8/31/2002          $16,141              $17,867                $12,627
       9/30/2002          $16,500              $18,258                $12,648
      10/31/2002          $16,158              $17,955                $12,670
      11/30/2002          $16,097              $17,880                $12,670
      12/31/2002          $16,449              $18,257                $12,642
       1/31/2003          $16,375              $18,211                $12,697
       2/28/2003          $16,568              $18,466                $12,795



AVERAGE ANNUAL TOTAL RETURN

CLASS A               2/28/03
-----------------------------
1-Year                +1.86%

5-Year                +4.47%

10-Year               +5.18%


CLASS B (2/1/00-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                     Franklin New Jersey   Lehman Brothers
                       Tax-Free Income        Municipal
 Date                       Fund             Bond Index 7       CPI 7
----------------------------------------------------------------------
----------------------------------------------------------------------
          02/1/2000        $10,000             $10,000         $10,000
          2/29/2000        $10,144             $10,116         $10,059
          3/31/2000        $10,368             $10,337         $10,141
          4/30/2000        $10,298             $10,276         $10,148
          5/31/2000        $10,223             $10,222         $10,160
          6/30/2000        $10,496             $10,493         $10,213
          7/31/2000        $10,642             $10,639         $10,236
          8/31/2000        $10,807             $10,803         $10,236
          9/30/2000        $10,733             $10,747         $10,289
         10/31/2000        $10,863             $10,864         $10,307
         11/30/2000        $10,942             $10,946         $10,313
         12/31/2000        $11,201             $11,217         $10,307
          1/31/2001        $11,254             $11,328         $10,372
          2/28/2001        $11,343             $11,364         $10,413
          3/31/2001        $11,426             $11,466         $10,437
          4/30/2001        $11,303             $11,342         $10,479
          5/31/2001        $11,423             $11,465         $10,526
          6/30/2001        $11,511             $11,542         $10,544
          7/31/2001        $11,684             $11,712         $10,514
          8/31/2001        $11,833             $11,906         $10,514
          9/30/2001        $11,762             $11,865         $10,562
         10/31/2001        $11,898             $12,006         $10,526
         11/30/2001        $11,788             $11,906         $10,508
         12/31/2001        $11,680             $11,792         $10,467
          1/31/2002        $11,861             $11,996         $10,491
          2/28/2002        $12,002             $12,140         $10,533
          3/31/2002        $11,770             $11,902         $10,592
          4/30/2002        $11,979             $12,135         $10,651
          5/31/2002        $12,052             $12,209         $10,651
          6/30/2002        $12,142             $12,338         $10,658
          7/31/2002        $12,282             $12,497         $10,669
          8/31/2002        $12,404             $12,647         $10,705
          9/30/2002        $12,674             $12,924         $10,723
         10/31/2002        $12,416             $12,710         $10,741
         11/30/2002        $12,364             $12,656         $10,741
         12/31/2002        $12,628             $12,923         $10,717
          1/31/2003        $12,564             $12,891         $10,765
          2/28/2003        $12,407             $13,071         $10,847



AVERAGE ANNUAL TOTAL RETURN

CLASS B                 2/28/03
--------------------------------
1-Year                   +1.88%

5-Year                   +6.93%

Since Inception (5/1/95) +7.26%

Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Franklin New Jersey       Lehman Brothers
                     Tax-Free Income            Municipal
 Date                      Fund                Bond Index 7          CPI 7
---------------------------------------------------------------------------
---------------------------------------------------------------------------
        5/1/1995            $9,904               $10,000            $10,000
       5/31/1995           $10,174               $10,319            $10,020
       6/30/1995           $10,111               $10,229            $10,040
       7/31/1995           $10,172               $10,326            $10,040
       8/31/1995           $10,275               $10,458            $10,066
       9/30/1995           $10,341               $10,523            $10,086
      10/31/1995           $10,482               $10,676            $10,120
      11/30/1995           $10,635               $10,853            $10,112
      12/31/1995           $10,730               $10,957            $10,105
       1/31/1996           $10,783               $11,041            $10,165
       2/29/1996           $10,700               $10,966            $10,198
       3/31/1996           $10,577               $10,825            $10,251
       4/30/1996           $10,557               $10,795            $10,291
       5/31/1996           $10,568               $10,791            $10,310
       6/30/1996           $10,675               $10,908            $10,316
       7/31/1996           $10,759               $11,006            $10,336
       8/31/1996           $10,729               $11,004            $10,356
       9/30/1996           $10,877               $11,158            $10,389
      10/31/1996           $10,970               $11,284            $10,422
      11/30/1996           $11,135               $11,491            $10,442
      12/31/1996           $11,095               $11,443            $10,442
       1/31/1997           $11,095               $11,464            $10,475
       2/28/1997           $11,189               $11,570            $10,508
       3/31/1997           $11,084               $11,416            $10,534
       4/30/1997           $11,166               $11,512            $10,547
       5/31/1997           $11,283               $11,686            $10,540
       6/30/1997           $11,380               $11,811            $10,553
       7/31/1997           $11,651               $12,138            $10,565
       8/31/1997           $11,560               $12,024            $10,586
       9/30/1997           $11,675               $12,167            $10,612
      10/31/1997           $11,744               $12,245            $10,639
      11/30/1997           $11,816               $12,317            $10,632
      12/31/1997           $11,974               $12,497            $10,619
       1/31/1998           $12,061               $12,626            $10,640
       2/28/1998           $12,067               $12,629            $10,660
       3/31/1998           $12,086               $12,641            $10,680
       4/30/1998           $12,039               $12,584            $10,699
       5/31/1998           $12,207               $12,783            $10,719
       6/30/1998           $12,252               $12,832            $10,731
       7/31/1998           $12,272               $12,865            $10,744
       8/31/1998           $12,433               $13,064            $10,757
       9/30/1998           $12,549               $13,227            $10,770
      10/31/1998           $12,578               $13,227            $10,796
      11/30/1998           $12,594               $13,274            $10,796
      12/31/1998           $12,628               $13,307            $10,789
       1/31/1999           $12,728               $13,465            $10,815
       2/28/1999           $12,680               $13,406            $10,828
       3/31/1999           $12,711               $13,425            $10,861
       4/30/1999           $12,735               $13,458            $10,940
       5/31/1999           $12,673               $13,380            $10,940
       6/30/1999           $12,513               $13,187            $10,940
       7/31/1999           $12,547               $13,235            $10,973
       8/31/1999           $12,373               $13,129            $10,999
       9/30/1999           $12,322               $13,134            $11,052
      10/31/1999           $12,163               $12,992            $11,072
      11/30/1999           $12,259               $13,130            $11,079
      12/31/1999           $12,134               $13,032            $11,079
       1/31/2000           $12,039               $12,974            $11,112
       2/29/2000           $12,208               $13,125            $11,177
       3/31/2000           $12,489               $13,411            $11,269
       4/30/2000           $12,394               $13,332            $11,276
       5/31/2000           $12,303               $13,263            $11,289
       6/30/2000           $12,621               $13,614            $11,348
       7/31/2000           $12,796               $13,803            $11,374
       8/31/2000           $12,983               $14,016            $11,374
       9/30/2000           $12,905               $13,943            $11,433
      10/31/2000           $13,050               $14,095            $11,453
      11/30/2000           $13,144               $14,202            $11,460
      12/31/2000           $13,455               $14,553            $11,453
       1/31/2001           $13,518               $14,697            $11,525
       2/28/2001           $13,624               $14,744            $11,571
       3/31/2001           $13,711               $14,877            $11,598
       4/30/2001           $13,577               $14,716            $11,644
       5/31/2001           $13,721               $14,875            $11,696
       6/30/2001           $13,828               $14,974            $11,716
       7/31/2001           $14,035               $15,196            $11,683
       8/31/2001           $14,215               $15,447            $11,683
       9/30/2001           $14,129               $15,394            $11,736
      10/31/2001           $14,279               $15,578            $11,696
      11/30/2001           $14,159               $15,447            $11,676
      12/31/2001           $14,018               $15,300            $11,631
       1/31/2002           $14,246               $15,565            $11,657
       2/28/2002           $14,416               $15,751            $11,704
       3/31/2002           $14,139               $15,443            $11,770
       4/30/2002           $14,376               $15,744            $11,836
       5/31/2002           $14,464               $15,840            $11,836
       6/30/2002           $14,584               $16,008            $11,843
       7/31/2002           $14,739               $16,214            $11,856
       8/31/2002           $14,898               $16,409            $11,895
       9/30/2002           $15,220               $16,768            $11,915
      10/31/2002           $14,900               $16,490            $11,935
      11/30/2002           $14,837               $16,421            $11,935
      12/31/2002           $15,153               $16,767            $11,909
       1/31/2003           $15,079               $16,725            $11,961
       2/28/2003           $15,253               $16,959            $12,054


AVERAGE ANNUAL TOTAL RETURN

CLASS C                  2/28/03
---------------------------------
1-Year                    +3.76%

5-Year                    +4.60%

Since Inception
(5/1/95)                  +5.54%

7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN OREGON TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN OREGON TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND OREGON STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF OREGON MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin Oregon Tax-Free Income Fund
Based on Total Long-Term Investments
2/28/03

[GRAPHIC OMITTED]

AAA -- 41.6%
 AA -- 32.8%
  A -- 15.1%
BBB --  7.5%
Below Investment
Grade -- 3.0%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.

STATE UPDATE
Oregon's traditional industries of lumber, wood products and agriculture are still crucial to its economy, but now represent shrinking percentages of gross state product. High-technology manufacturing has dramatically diversified Oregon's employment base, and now accounts for 4.6% of total jobs compared with 2.9% for lumber and wood products. 2 This trend has contributed to improved resident wealth levels, but lately the state has also been disproportionately hurt by underperformance within the high-tech sector. Thus, Oregon's job growth showed signs of slowing and the state's unemployment rate was 7.5% in January 2003, compared with 5.7% for the nation. 3

Due to the effects of Oregon's economic downturn, the state faced a projected revenue shortfall of approximately $845 million for the 2002-2003 biennium. 4 The legislature put forward a plan to balance the biennium budget through various spending cuts, raising various taxes, utilization of one-time revenues, the use of $150 million from tobacco settlement funds, and the referral of $313 million in income tax increases over three years to voters. 2 Although Oregon voters inject an element of uncertainty into future operations, in September 2002 they approved two measures, a cigarette tax increase and the creation of a rainy day fund, that could have a positive impact on the state's long-term fiscal health.



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Standard & Poor's, RATINGSDIRECT, 11/14/02.
3. Source: Bureau of Labor Statistics.
4. Source: Moody's Investors Service, OREGON (STATE OF), 10/1/02.
The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 128.

Independent credit rating agencies Standard & Poor's and Moody's Investors Service hold negative outlooks for Oregon, reflecting the state's sizable structural deficit, uncertainty about implementation of proposed budget corrections in a climate of reduced flexibility, ongoing budgetary pressures resulting from weakened income tax collections due to a slowing economy, and ambiguity surrounding the timing and strength of the state's economic recovery. Oregon's economic recovery will depend largely on how well its trading partners fare during this global economic slowdown. However, Standard & Poor's and Moody's retained the state's high-quality AA and Aa2 ratings based on its diversified economic base, low debt levels, strong financial controls and meaningful degree of fiscal constraint. 5 Additionally, Moody's believes Oregon's high-tech manufacturing sector should recover and generate strong growth over the long term.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Oregon Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $11.52 on February 28, 2002, to $11.69 on February 28, 2003.

Oregon's long-term municipal bond issuance followed the national trend and rose in 2002. The state issued $4 billion in 2002, a 30.0% increase over 2001. 6 Despite the large supply, municipal bonds produced strong returns as investors sought portfolio stability by diversifying their assets and investing in fixed income securities. As the national economy continues to struggle, we anticipate that states will experience ongoing fiscal pressures and rely on cost-cutting measures, tax increases and municipal bond issuance in 2003.

Due to Oregon's economic downturn, the Fund concentrated on purchasing essential purpose general obligation and revenue bonds. During short periods of extreme market volatility and as interest rates rose, we chose to sell low-coupon bonds, booked losses and reinvested the proceeds in higher yielding, similar structure bonds. We also strove to remain fully invested at all times. Although yields were at historical lows, the yield curve was very steep and accumulating cash would have significantly hindered

PORTFOLIO BREAKDOWN
Franklin Oregon Tax-Free Income Fund 2/28/03

                          % OF TOTAL
                          LONG-TERM
                          INVESTMENTS
--------------------------------------
General Obligation            29.0%

Transportation                15.1%

Housing                       10.2%

Hospital & Health Care         9.0%

Higher Education               8.4%

Utilities                      7.3%

Prerefunded                    6.7%

Corporate-Backed               4.7%

Other Revenue                  4.3%

Subject to Government
Appropriations                 4.1%

Tax-Supported                  1.2%

5. These do not indicate ratings of the Fund.
6. Source: THE BOND BUYER.

DIVIDEND DISTRIBUTIONS*
Franklin Oregon Tax-Free Income Fund
3/1/02-2/28/03

                                               DIVIDEND PER SHARE
                                    ------------------------------------
MONTH                                 CLASS A                 CLASS C
------------------------------------------------------------------------
March                                4.5 cents               3.96 cents
April                                4.5 cents               3.96 cents
May                                  4.5 cents               3.96 cents
June                                 4.5 cents               3.99 cents
July                                 4.5 cents               3.99 cents
August                               4.5 cents               3.99 cents
September                            4.5 cents               3.97 cents
October                              4.5 cents               3.97 cents
November                             4.5 cents               3.97 cents
December                             4.5 cents               3.96 cents
January                              4.5 cents               3.96 cents
February                             4.5 cents               3.96 cents
------------------------------------------------------------------------
TOTAL                               54.0 CENTS              47.64 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


the Fund's income production. The real rate of return for cash was negative because inflation's almost 3% rate exceeded the money market's 1% yield. 7

Notable new purchases during the 12 months under review included Benton and Linn County School District and Oregon Health Sciences University Revenue bonds. Sales included Eugene Electric Utility and Clackamas County Health Facilities Authority Hospital revenue bonds.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly in March 2003. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.



7. Sources: Standard & Poor's Micropal; Lipper Inc.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 62 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.37%, based on an annualization of the current 4.45 cent ($0.0445) per share dividend and the maximum offering price of $12.21 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Oregon state personal income tax bracket of 44.13% would need to earn 7.82% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Oregon Tax-Free Income Fund. We expect strong retail demand for the state's municipal bonds should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN OREGON
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE    2/28/03    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.17     $11.69     $11.52

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5400

CLASS C                                        CHANGE    2/28/03    2/28/02
------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.18     $11.79     $11.61

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4764

PERFORMANCE

CLASS A                                           1-YEAR   5-YEAR    10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                         +6.32%   +26.78%   +68.26%
Average Annual Total Return 2                     +1.82%    +3.95%    +4.89%
Avg. Ann. Total Return (3/31/03) 3                +3.55%    +3.94%    +4.93%

Distribution Rate 4                      4.37%
Taxable Equivalent Distribution Rate 5   7.82%
30-Day Standardized Yield 6              3.75%
Taxable Equivalent Yield 5               6.71%

                                                                     INCEPTION
CLASS C                                           1-YEAR   5-YEAR     (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return1                          +5.79%   +23.43%    +49.97%
Average Annual Total Return 2                     +3.71%    +4.09%     +5.18%
Avg. Ann. Total Return (3/31/03) 3                +5.47%    +4.06%     +5.10%

Distribution Rate 4                      3.97%
Taxable Equivalent Distribution Rate 5   7.10%
30-Day Standardized Yield 6              3.33%
Taxable Equivalent Yield 5               5.96%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Oregon state personal income tax bracket of 44.13%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                      Franklin Oregon     Lehman Brothers
                      Tax-Free Income         Municipal
 Date                       Fund             Bond Index 7              CPI 7
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
        3/1/1993           $9,576               $10,000               $10,000
       3/31/1993           $9,530                $9,894               $10,035
       4/30/1993           $9,602                $9,994               $10,063
       5/31/1993           $9,644               $10,050               $10,077
       6/30/1993           $9,765               $10,218               $10,091
       7/31/1993           $9,786               $10,231               $10,091
       8/31/1993           $9,934               $10,444               $10,120
       9/30/1993          $10,064               $10,563               $10,141
      10/31/1993          $10,098               $10,583               $10,182
      11/30/1993          $10,033               $10,490               $10,190
      12/31/1993          $10,199               $10,711               $10,190
       1/31/1994          $10,295               $10,833               $10,217
       2/28/1994          $10,092               $10,553               $10,252
       3/31/1994           $9,735               $10,123               $10,287
       4/30/1994           $9,759               $10,209               $10,301
       5/31/1994           $9,821               $10,298               $10,308
       6/30/1994           $9,769               $10,235               $10,343
       7/31/1994           $9,928               $10,423               $10,371
       8/31/1994           $9,965               $10,459               $10,413
       9/30/1994           $9,835               $10,305               $10,441
      10/31/1994           $9,649               $10,122               $10,448
      11/30/1994           $9,450                $9,939               $10,462
      12/31/1994           $9,694               $10,157               $10,462
       1/31/1995           $9,968               $10,448               $10,504
       2/28/1995          $10,231               $10,752               $10,546
       3/31/1995          $10,329               $10,875               $10,580
       4/30/1995          $10,345               $10,889               $10,615
       5/31/1995          $10,607               $11,236               $10,636
       6/30/1995          $10,527               $11,138               $10,658
       7/31/1995          $10,596               $11,244               $10,658
       8/31/1995          $10,727               $11,387               $10,685
       9/30/1995          $10,783               $11,458               $10,707
      10/31/1995          $10,927               $11,625               $10,742
      11/30/1995          $11,083               $11,818               $10,735
      12/31/1995          $11,158               $11,931               $10,727
       1/31/1996          $11,228               $12,022               $10,790
       2/29/1996          $11,172               $11,940               $10,825
       3/31/1996          $11,057               $11,787               $10,881
       4/30/1996          $11,059               $11,754               $10,924
       5/31/1996          $11,074               $11,749               $10,944
       6/30/1996          $11,190               $11,877               $10,951
       7/31/1996          $11,262               $11,984               $10,972
       8/31/1996          $11,272               $11,982               $10,993
       9/30/1996          $11,402               $12,150               $11,028
      10/31/1996          $11,497               $12,287               $11,063
      11/30/1996          $11,647               $12,512               $11,084
      12/31/1996          $11,640               $12,459               $11,084
       1/31/1997          $11,654               $12,483               $11,120
       2/28/1997          $11,746               $12,598               $11,154
       3/31/1997          $11,658               $12,430               $11,182
       4/30/1997          $11,738               $12,535               $11,195
       5/31/1997          $11,867               $12,724               $11,189
       6/30/1997          $11,962               $12,860               $11,202
       7/31/1997          $12,220               $13,216               $11,216
       8/31/1997          $12,179               $13,092               $11,237
       9/30/1997          $12,296               $13,248               $11,265
      10/31/1997          $12,365               $13,333               $11,293
      11/30/1997          $12,447               $13,411               $11,286
      12/31/1997          $12,599               $13,607               $11,273
       1/31/1998          $12,698               $13,747               $11,294
       2/28/1998          $12,710               $13,751               $11,316
       3/31/1998          $12,717               $13,764               $11,337
       4/30/1998          $12,704               $13,702               $11,358
       5/31/1998          $12,856               $13,918               $11,378
       6/30/1998          $12,900               $13,973               $11,392
       7/31/1998          $12,930               $14,008               $11,405
       8/31/1998          $13,097               $14,225               $11,419
       9/30/1998          $13,226               $14,402               $11,433
      10/31/1998          $13,197               $14,402               $11,460
      11/30/1998          $13,254               $14,453               $11,460
      12/31/1998          $13,284               $14,489               $11,453
       1/31/1999          $13,408               $14,661               $11,481
       2/28/1999          $13,361               $14,597               $11,495
       3/31/1999          $13,401               $14,617               $11,529
       4/30/1999          $13,421               $14,654               $11,613
       5/31/1999          $13,347               $14,569               $11,613
       6/30/1999          $13,143               $14,359               $11,613
       7/31/1999          $13,184               $14,411               $11,648
       8/31/1999          $13,012               $14,296               $11,676
       9/30/1999          $12,985               $14,301               $11,732
      10/31/1999          $12,772               $14,147               $11,753
      11/30/1999          $12,904               $14,297               $11,760
      12/31/1999          $12,773               $14,190               $11,760
       1/31/2000          $12,699               $14,127               $11,795
       2/29/2000          $12,861               $14,291               $11,865
       3/31/2000          $13,155               $14,603               $11,962
       4/30/2000          $13,068               $14,516               $11,970
       5/31/2000          $12,989               $14,441               $11,984
       6/30/2000          $13,335               $14,824               $12,046
       7/31/2000          $13,518               $15,030               $12,074
       8/31/2000          $13,736               $15,261               $12,074
       9/30/2000          $13,644               $15,182               $12,137
      10/31/2000          $13,780               $15,347               $12,157
      11/30/2000          $13,863               $15,464               $12,165
      12/31/2000          $14,179               $15,846               $12,157
       1/31/2001          $14,253               $16,003               $12,234
       2/28/2001          $14,310               $16,054               $12,283
       3/31/2001          $14,423               $16,198               $12,311
       4/30/2001          $14,271               $16,023               $12,360
       5/31/2001          $14,408               $16,196               $12,416
       6/30/2001          $14,518               $16,305               $12,437
       7/31/2001          $14,750               $16,546               $12,402
       8/31/2001          $14,977               $16,819               $12,402
       9/30/2001          $14,878               $16,762               $12,458
      10/31/2001          $15,061               $16,962               $12,416
      11/30/2001          $14,936               $16,819               $12,395
      12/31/2001          $14,773               $16,659               $12,346
       1/31/2002          $14,988               $16,948               $12,375
       2/28/2002          $15,163               $17,151               $12,424
       3/31/2002          $14,905               $16,815               $12,494
       4/30/2002          $15,169               $17,143               $12,564
       5/31/2002          $15,242               $17,247               $12,564
       6/30/2002          $15,378               $17,430               $12,571
       7/31/2002          $15,551               $17,655               $12,585
       8/31/2002          $15,702               $17,867               $12,627
       9/30/2002          $16,032               $18,258               $12,648
      10/31/2002          $15,702               $17,955               $12,670
      11/30/2002          $15,651               $17,880               $12,670
      12/31/2002          $15,975               $18,257               $12,642
       1/31/2003          $15,913               $18,211               $12,697
       2/28/2003          $16,112               $18,466               $12,795


CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                      Franklin Oregon      Lehman Brothers
                      Tax-Free Income         Municipal
 Date                      Fund              Bond Index 7           CPI 7
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        5/1/1995           $9,903              $10,000             $10,000
       5/31/1995          $10,173              $10,319             $10,020
       6/30/1995          $10,091              $10,229             $10,040
       7/31/1995          $10,150              $10,326             $10,040
       8/31/1995          $10,279              $10,458             $10,066
       9/30/1995          $10,328              $10,523             $10,086
      10/31/1995          $10,460              $10,676             $10,120
      11/30/1995          $10,602              $10,853             $10,112
      12/31/1995          $10,677              $10,957             $10,105
       1/31/1996          $10,739              $11,041             $10,165
       2/29/1996          $10,685              $10,966             $10,198
       3/31/1996          $10,570              $10,825             $10,251
       4/30/1996          $10,558              $10,795             $10,291
       5/31/1996          $10,576              $10,791             $10,310
       6/30/1996          $10,681              $10,908             $10,316
       7/31/1996          $10,744              $11,006             $10,336
       8/31/1996          $10,750              $11,004             $10,356
       9/30/1996          $10,869              $11,158             $10,389
      10/31/1996          $10,954              $11,284             $10,422
      11/30/1996          $11,101              $11,491             $10,442
      12/31/1996          $11,079              $11,443             $10,442
       1/31/1997          $11,097              $11,464             $10,475
       2/28/1997          $11,177              $11,570             $10,508
       3/31/1997          $11,089              $11,416             $10,534
       4/30/1997          $11,160              $11,512             $10,547
       5/31/1997          $11,276              $11,686             $10,540
       6/30/1997          $11,360              $11,811             $10,553
       7/31/1997          $11,600              $12,138             $10,565
       8/31/1997          $11,565              $12,024             $10,586
       9/30/1997          $11,671              $12,167             $10,612
      10/31/1997          $11,730              $12,245             $10,639
      11/30/1997          $11,793              $12,317             $10,632
      12/31/1997          $11,941              $12,497             $10,619
       1/31/1998          $12,028              $12,626             $10,640
       2/28/1998          $12,034              $12,629             $10,660
       3/31/1998          $12,034              $12,641             $10,680
       4/30/1998          $12,008              $12,584             $10,699
       5/31/1998          $12,155              $12,783             $10,719
       6/30/1998          $12,190              $12,832             $10,731
       7/31/1998          $12,211              $12,865             $10,744
       8/31/1998          $12,363              $13,064             $10,757
       9/30/1998          $12,479              $13,227             $10,770
      10/31/1998          $12,445              $13,227             $10,796
      11/30/1998          $12,492              $13,274             $10,796
      12/31/1998          $12,516              $13,307             $10,789
       1/31/1999          $12,626              $13,465             $10,815
       2/28/1999          $12,587              $13,406             $10,828
       3/31/1999          $12,607              $13,425             $10,861
       4/30/1999          $12,630              $13,458             $10,940
       5/31/1999          $12,544              $13,380             $10,940
       6/30/1999          $12,357              $13,187             $10,940
       7/31/1999          $12,379              $13,235             $10,973
       8/31/1999          $12,223              $13,129             $10,999
       9/30/1999          $12,181              $13,134             $11,052
      10/31/1999          $11,987              $12,992             $11,072
      11/30/1999          $12,092              $13,130             $11,079
      12/31/1999          $11,976              $13,032             $11,079
       1/31/2000          $11,891              $12,974             $11,112
       2/29/2000          $12,036              $13,125             $11,177
       3/31/2000          $12,316              $13,411             $11,269
       4/30/2000          $12,229              $13,332             $11,276
       5/31/2000          $12,149              $13,263             $11,289
       6/30/2000          $12,454              $13,614             $11,348
       7/31/2000          $12,628              $13,803             $11,374
       8/31/2000          $12,824              $14,016             $11,374
       9/30/2000          $12,733              $13,943             $11,433
      10/31/2000          $12,852              $14,095             $11,453
      11/30/2000          $12,923              $14,202             $11,460
      12/31/2000          $13,210              $14,553             $11,453
       1/31/2001          $13,272              $14,697             $11,525
       2/28/2001          $13,308              $14,744             $11,571
       3/31/2001          $13,429              $14,877             $11,598
       4/30/2001          $13,281              $14,716             $11,644
       5/31/2001          $13,401              $14,875             $11,696
       6/30/2001          $13,484              $14,974             $11,716
       7/31/2001          $13,704              $15,196             $11,683
       8/31/2001          $13,907              $15,447             $11,683
       9/30/2001          $13,798              $15,394             $11,736
      10/31/2001          $13,959              $15,578             $11,696
      11/30/2001          $13,839              $15,447             $11,676
      12/31/2001          $13,683              $15,300             $11,631
       1/31/2002          $13,873              $15,565             $11,657
       2/28/2002          $14,041              $15,751             $11,704
       3/31/2002          $13,798              $15,443             $11,770
       4/30/2002          $14,033              $15,744             $11,836
       5/31/2002          $14,093              $15,840             $11,836
       6/30/2002          $14,212              $16,008             $11,843
       7/31/2002          $14,376              $16,214             $11,856
       8/31/2002          $14,497              $16,409             $11,895
       9/30/2002          $14,793              $16,768             $11,915
      10/31/2002          $14,484              $16,490             $11,935
      11/30/2002          $14,432              $16,421             $11,935
      12/31/2002          $14,733              $16,767             $11,909
       1/31/2003          $14,670              $16,725             $11,961
       2/28/2003          $14,852              $16,959             $12,054



7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND PENNSYLVANIA STATE PERSONAL INCOME TAXES THROUGH A PORTFOLIO CONSISTING MAINLY OF PENNSYLVANIA MUNICIPAL BONDS. 1
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Pennsylvania Tax-Free Income Fund
Based on Total Long-Term Investments 2/28/03

[GRAPHIC OMITTED]

AAA -- 73.8%
 AA --  5.3%
  A --  6.8%
BBB -- 14.1%

*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


COMMONWEALTH UPDATE
Pennsylvania has a diverse economic base, excellent educational facilities and health care systems, and a strong transportation infrastructure. However, the commonwealth is experiencing the recession's effects along with the rest of the nation. Manufacturing declined but Pennsylvania's transformation from a heavy industry-based economy to a more balanced one lessened the severity of this downturn compared with prior recessions. Still, Pennsylvania's 6.1% unemployment rate in January 2003 was higher than the 5.7% national average. 2

The commonwealth posted general fund budgetary surpluses in each of the five fiscal years 1997 through 2001 and significantly improved its budget reserves and cash balances over that period. However, slower economic activity, reduced corporate and personal spending, and severe stock market losses, resulted in fiscal year 2002 revenues declining $1.3 billion below budget. At the same time, Pennsylvania's medical assistance programs exerted considerable spending pressure. A cigarette tax increase and the use of $198 million tobacco settlement dollars helped offset long-term health care costs. The commonwealth was also forced to draw over $1 billion from the rainy day fund, effectively depleting it. Pennsylvania plans to partially replenish this rainy day fund with the 2003 budget. 3,4


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.
2. Source: Bureau of Labor Statistics.
3. Source: Standard & Poor's, RATINGSDIRECT, 1/3/03.
4. Source: Moody's Investor's Service, PENNSYLVANIA (COMMONWEALTH OF), 12/02. The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 134.

Independent credit rating agency Moody's Investors Service retained the commonwealth's high-quality Aa2 general obligation (GO) bond rating during the Fund's fiscal year. 5 This rating reflects Pennsylvania's prudent financial management and a well-controlled debt position with manageable capital needs. Offsetting factors include a tighter fiscal environment and uncertainty regarding the current economic recession's severity and duration. Although the general fund budget is likely to be constrained in this and the next fiscal years, Moody's expects that continued active financial management will ensure strong liquidity, and they hold a stable outlook for the commonwealth's GO bonds.

PORTFOLIO NOTES
Interest rates generally declined during the reporting period. Because bond prices rise when yields fall, Franklin Pennsylvania Tax-Free Income Fund's Class A share price, as measured by net asset value, rose from $10.29 on February 28, 2002, to $10.51 on February 28, 2003.

Following the national trend, Pennsylvania's municipal bond issuance increased in 2002; the state issued $15 billion in new bonds, 12.6% more than in 2001. 6 Insurance played an important role as much of the issuance came with additional security. Historically low interest rates motivated many municipalities to borrow to refinance outstanding debt, close budget gaps, fund new projects or expedite needed capital improvements.

Despite the large issuance, municipal bonds produced strong returns as investors sought portfolio stability by diversifying their assets and investing in fixed income securities. Municipal bonds continue to be an attractive investment alternative compared with taxable Treasury bonds. For example, during the 12-month period, the Bond Buyer Municipal Bond Index yielded as much as 108% of the 30-year Treasury bond. Historically, the ratio has been about 92%. 6 At recent levels, investors were essentially getting the tax exemption municipal bonds offer for free. As the economy continues to struggle, we anticipate that states will continue to experience fiscal pressures and rely on cost-cutting measures, tax increases and municipal bond issuance in 2003.

PORTFOLIO BREAKDOWN
Franklin Pennsylvania Tax-Free Income Fund
2/28/03

                          % OF TOTAL
                           LONG-TERM
                          INVESTMENTS
-------------------------------------
Hospital & Health Care        19.4%

General Obligation            16.3%

Prerefunded                   14.6%

Transportation                12.0%

Utilities                      9.7%

Higher Education               9.5%

Housing                        6.2%

Subject to Government
Appropriations                 4.4%

Corporate-Backed               3.7%

Other Revenue                  2.6%

Tax-Supported                  1.6%

5. This does not indicate Moody's rating of the Fund.
6. Source: THE BOND BUYER. The unmanaged Bond Buyer Municipal Bond Index comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

DIVIDEND DISTRIBUTIONS*
Franklin Pennsylvania Tax-Free Income Fund
3/1/02-2/28/03

                                        DIVIDEND PER SHARE
                    -----------------------------------------------------
MONTH                 CLASS A            CLASS B               CLASS C
-------------------------------------------------------------------------
March                4.25 cents         3.78 cents            3.77 cents
April                4.25 cents         3.78 cents            3.77 cents
May                  4.25 cents         3.78 cents            3.77 cents
June                 4.25 cents         3.79 cents            3.80 cents
July                 4.25 cents         3.79 cents            3.80 cents
August               4.25 cents         3.79 cents            3.80 cents
September            4.20 cents         3.74 cents            3.72 cents
October              4.20 cents         3.74 cents            3.72 cents
November             4.20 cents         3.74 cents            3.72 cents
December             4.10 cents         3.62 cents            3.62 cents
January              4.10 cents         3.62 cents            3.62 cents
February             4.10 cents         3.62 cents            3.62 cents
-------------------------------------------------------------------------
TOTAL               50.40 CENTS        44.79 CENTS           44.73 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


Notable new purchases during the 12 months under review included Allegheny County IDAR, North Pocomo School District GO, Pennsylvania State Turnpike Commission Turnpike Revenue, State Public School Building Authority School Revenue - Daniel Boone School District Project, and Pennsylvania State Higher Educational Facilities Authority Revenue - Drexel University bonds. Sales included Pennsylvania State Public School Building Authority Revenue - Lehigh Career and Technical Institution bonds.

The Fund was subject to bond calls during the year under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline. We invite you to read the special feature, "Understanding Your Tax-Free Income Fund," which explains why dividends and bond fund prices fluctuate.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 68 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.48%, based on an annualization of the current 4.10 cent ($0.0410) per share dividend and the maximum offering price of $10.98 on February 28, 2003. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and Pennsylvania state personal income tax bracket of 40.32% would need to earn 7.51% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows distribution rates and their taxable equivalents for Class B and C shares.

We are optimistic about the long-term outlook for municipal bonds and Franklin Pennsylvania Tax-Free Income Fund. We expect strong retail demand for the state's municipal bonds should help support the value of the portfolio's holdings going forward. Furthermore, we intend to maintain our conservative, buy-and-hold investment strategy as we attempt to provide shareholders with high, current, tax-free income.


--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the advisor makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

FRANKLIN PENNSYLVANIA
TAX-FREE INCOME FUND

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                                        CHANGE      2/28/03     2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.22       $10.51      $10.29

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.5040

CLASS B                                        CHANGE      2/28/03     2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23       $10.54      $10.31

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4479

CLASS C                                        CHANGE      2/28/03     2/28/02
-------------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.23       $10.58     $10.35

DISTRIBUTIONS (3/1/02-2/28/03)
Dividend Income                               $0.4473

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +7.23%   +29.03%   +75.84%
Average Annual Total Return 2                       +2.64%    +4.32%    +5.35%
Avg. Ann. Total Return (3/31/03) 3                  +4.70%    +4.30%    +5.38%

Distribution Rate 4                        4.48%
Taxable Equivalent Distribution Rate 5     7.51%
30-Day Standardized Yield 6                3.42%
Taxable Equivalent Yield 5                 5.73%

                                                                     INCEPTION
CLASS B                                            1-YEAR    3-YEAR   (2/1/00)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.74%   +26.44%   +28.04%
Average Annual Total Return 2                       +2.74%    +7.27%    +7.53%
Avg. Ann. Total Return (3/31/03) 3                  +4.88%    +6.41%    +7.32%

Distribution Rate 4                        4.11%
Taxable Equivalent Distribution Rate 5     6.89%
30-Day Standardized Yield 6                3.05%
Taxable Equivalent Yield 5                 5.11%

                                                                     INCEPTION
CLASS C                                            1-YEAR    5-YEAR   (5/1/95)
-------------------------------------------------------------------------------
Cumulative Total Return 1                           +6.71%   +25.60%   +53.88%
Average Annual Total Return 2                       +4.70%    +4.45%    +5.52%
Avg. Ann. Total Return (3/31/03) 3                  +6.79%    +4.44%    +5.46%

Distribution Rate 4                        4.11%
Taxable Equivalent Distribution Rate 5     6.88%
30-Day Standardized Yield 6                3.02%
Taxable Equivalent Yield 5                 5.06%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).
3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 2/28/03.
5. Taxable equivalent distribution rate and yield assume the published rates as of 12/26/02 for the maximum combined federal and Pennsylvania state personal income tax bracket of 40.32%, based on the federal income tax rate of 38.6%.
6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the month ended 2/28/03.


--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED INTEREST. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI), CALCULATED BY THE U.S. BUREAU OF LABOR STATISTICS, IS A COMMONLY USED MEASURE OF THE INFLATION RATE.

CLASS A (3/1/93-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Franklin Pennsylvania    Lehman Brothers
                       Tax-Free Income         Municipal
 Date                    Fund-Class A         Bond Index 7            CPI 7
----------------------------------------------------------------------------
----------------------------------------------------------------------------
        3/1/1993           $9,574              $10,000               $10,000
       3/31/1993           $9,548               $9,894               $10,035
       4/30/1993           $9,607               $9,994               $10,063
       5/31/1993           $9,662              $10,050               $10,077
       6/30/1993           $9,814              $10,218               $10,091
       7/31/1993           $9,808              $10,231               $10,091
       8/31/1993          $10,000              $10,444               $10,120
       9/30/1993          $10,113              $10,563               $10,141
      10/31/1993          $10,141              $10,583               $10,182
      11/30/1993          $10,106              $10,490               $10,190
      12/31/1993          $10,263              $10,711               $10,190
       1/31/1994          $10,350              $10,833               $10,217
       2/28/1994          $10,172              $10,553               $10,252
       3/31/1994           $9,889              $10,123               $10,287
       4/30/1994           $9,899              $10,209               $10,301
       5/31/1994           $9,971              $10,298               $10,308
       6/30/1994           $9,949              $10,235               $10,343
       7/31/1994          $10,097              $10,423               $10,371
       8/31/1994          $10,129              $10,459               $10,413
       9/30/1994          $10,033              $10,305               $10,441
      10/31/1994           $9,904              $10,122               $10,448
      11/30/1994           $9,722               $9,939               $10,462
      12/31/1994           $9,925              $10,157               $10,462
       1/31/1995          $10,162              $10,448               $10,504
       2/28/1995          $10,402              $10,752               $10,546
       3/31/1995          $10,502              $10,875               $10,580
       4/30/1995          $10,521              $10,889               $10,615
       5/31/1995          $10,773              $11,236               $10,636
       6/30/1995          $10,736              $11,138               $10,658
       7/31/1995          $10,801              $11,244               $10,658
       8/31/1995          $10,896              $11,387               $10,685
       9/30/1995          $10,961              $11,458               $10,707
      10/31/1995          $11,083              $11,625               $10,742
      11/30/1995          $11,243              $11,818               $10,735
      12/31/1995          $11,349              $11,931               $10,727
       1/31/1996          $11,406              $12,022               $10,790
       2/29/1996          $11,354              $11,940               $10,825
       3/31/1996          $11,256              $11,787               $10,881
       4/30/1996          $11,247              $11,754               $10,924
       5/31/1996          $11,274              $11,749               $10,944
       6/30/1996          $11,381              $11,877               $10,951
       7/31/1996          $11,461              $11,984               $10,972
       8/31/1996          $11,461              $11,982               $10,993
       9/30/1996          $11,609              $12,150               $11,028
      10/31/1996          $11,710              $12,287               $11,063
      11/30/1996          $11,867              $12,512               $11,084
      12/31/1996          $11,859              $12,459               $11,084
       1/31/1997          $11,892              $12,483               $11,120
       2/28/1997          $11,982              $12,598               $11,154
       3/31/1997          $11,868              $12,430               $11,182
       4/30/1997          $11,969              $12,535               $11,195
       5/31/1997          $12,113              $12,724               $11,189
       6/30/1997          $12,233              $12,860               $11,202
       7/31/1997          $12,514              $13,216               $11,216
       8/31/1997          $12,428              $13,092               $11,237
       9/30/1997          $12,557              $13,248               $11,265
      10/31/1997          $12,642              $13,333               $11,293
      11/30/1997          $12,732              $13,411               $11,286
      12/31/1997          $12,921              $13,607               $11,273
       1/31/1998          $13,054              $13,747               $11,294
       2/28/1998          $13,051              $13,751               $11,316
       3/31/1998          $13,063              $13,764               $11,337
       4/30/1998          $13,043              $13,702               $11,358
       5/31/1998          $13,187              $13,918               $11,378
       6/30/1998          $13,257              $13,973               $11,392
       7/31/1998          $13,283              $14,008               $11,405
       8/31/1998          $13,432              $14,225               $11,419
       9/30/1998          $13,576              $14,402               $11,433
      10/31/1998          $13,548              $14,402               $11,460
      11/30/1998          $13,608              $14,453               $11,460
      12/31/1998          $13,630              $14,489               $11,453
       1/31/1999          $13,753              $14,661               $11,481
       2/28/1999          $13,718              $14,597               $11,495
       3/31/1999          $13,746              $14,617               $11,529
       4/30/1999          $13,790              $14,654               $11,613
       5/31/1999          $13,697              $14,569               $11,613
       6/30/1999          $13,534              $14,359               $11,613
       7/31/1999          $13,563              $14,411               $11,648
       8/31/1999          $13,361              $14,296               $11,676
       9/30/1999          $13,324              $14,301               $11,732
      10/31/1999          $13,070              $14,147               $11,753
      11/30/1999          $13,216              $14,297               $11,760
      12/31/1999          $13,074              $14,190               $11,760
       1/31/2000          $12,969              $14,127               $11,795
       2/29/2000          $13,136              $14,291               $11,865
       3/31/2000          $13,457              $14,603               $11,962
       4/30/2000          $13,377              $14,516               $11,970
       5/31/2000          $13,321              $14,441               $11,984
       6/30/2000          $13,661              $14,824               $12,046
       7/31/2000          $13,848              $15,030               $12,074
       8/31/2000          $14,079              $15,261               $12,074
       9/30/2000          $14,024              $15,182               $12,137
      10/31/2000          $14,148              $15,347               $12,157
      11/30/2000          $14,209              $15,464               $12,165
      12/31/2000          $14,496              $15,846               $12,157
       1/31/2001          $14,619              $16,003               $12,234
       2/28/2001          $14,677              $16,054               $12,283
       3/31/2001          $14,832              $16,198               $12,311
       4/30/2001          $14,665              $16,023               $12,360
       5/31/2001          $14,819              $16,196               $12,416
       6/30/2001          $14,923              $16,305               $12,437
       7/31/2001          $15,172              $16,546               $12,402
       8/31/2001          $15,417              $16,819               $12,402
       9/30/2001          $15,369              $16,762               $12,458
      10/31/2001          $15,544              $16,962               $12,416
      11/30/2001          $15,455              $16,819               $12,395
      12/31/2001          $15,281              $16,659               $12,346
       1/31/2002          $15,542              $16,948               $12,375
       2/28/2002          $15,708              $17,151               $12,424
       3/31/2002          $15,405              $16,815               $12,494
       4/30/2002          $15,662              $17,143               $12,564
       5/31/2002          $15,760              $17,247               $12,564
       6/30/2002          $15,927              $17,430               $12,571
       7/31/2002          $16,123              $17,655               $12,585
       8/31/2002          $16,295              $17,867               $12,627
       9/30/2002          $16,629              $18,258               $12,648
      10/31/2002          $16,383              $17,955               $12,670
      11/30/2002          $16,334              $17,880               $12,670
      12/31/2002          $16,657              $18,257               $12,642
       1/31/2003          $16,644              $18,211               $12,697
       2/28/2003          $16,834              $18,466               $12,795



AVERAGE ANNUAL TOTAL RETURN
CLASS A               2/28/03
------------------------------

1-Year                 +2.64%

5-Year                 +4.32%

10-Year                +5.35%

CLASS B (2/1/00-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                      Franklin Pennsylvania     Lehman Brothers
                          Tax-Free Income           Municipal
 Date                      Fund-Class B           Bond Index 7            CPI 7
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          02/1/2000           $10,000                $10,000             $10,000
          2/29/2000           $10,127                $10,116             $10,059
          3/31/2000           $10,370                $10,337             $10,141
          4/30/2000           $10,315                $10,276             $10,148
          5/31/2000           $10,255                $10,222             $10,160
          6/30/2000           $10,512                $10,493             $10,213
          7/31/2000           $10,662                $10,639             $10,236
          8/31/2000           $10,835                $10,803             $10,236
          9/30/2000           $10,787                $10,747             $10,289
         10/31/2000           $10,877                $10,864             $10,307
         11/30/2000           $10,919                $10,946             $10,313
         12/31/2000           $11,135                $11,217             $10,307
          1/31/2001           $11,225                $11,328             $10,372
          2/28/2001           $11,265                $11,364             $10,413
          3/31/2001           $11,377                $11,466             $10,437
          4/30/2001           $11,244                $11,342             $10,479
          5/31/2001           $11,357                $11,465             $10,526
          6/30/2001           $11,442                $11,542             $10,544
          7/31/2001           $11,627                $11,712             $10,514
          8/31/2001           $11,809                $11,906             $10,514
          9/30/2001           $11,767                $11,865             $10,562
         10/31/2001           $11,895                $12,006             $10,526
         11/30/2001           $11,823                $11,906             $10,508
         12/31/2001           $11,683                $11,792             $10,467
          1/31/2002           $11,877                $11,996             $10,491
          2/28/2002           $11,998                $12,140             $10,533
          3/31/2002           $11,762                $11,902             $10,592
          4/30/2002           $11,951                $12,135             $10,651
          5/31/2002           $12,020                $12,209             $10,651
          6/30/2002           $12,141                $12,338             $10,658
          7/31/2002           $12,284                $12,497             $10,669
          8/31/2002           $12,410                $12,647             $10,705
          9/30/2002           $12,658                $12,924             $10,723
         10/31/2002           $12,477                $12,710             $10,741
         11/30/2002           $12,434                $12,656             $10,741
         12/31/2002           $12,674                $12,923             $10,717
          1/31/2003           $12,646                $12,891             $10,765
          2/28/2003           $12,504                $13,071             $10,847


AVERAGE ANNUAL TOTAL RETURN
CLASS B                    2/28/03
----------------------------------

1-Year                      +2.74%

3-Year                      +7.27%

Since Inception (2/1/00)    +7.53%


Past performance does not guarantee future results.

CLASS C (5/1/95-2/28/03)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                   Franklin Pennsylvania   Lehman Brothers
                       Tax-Free Income        Municipal
 Date                       Fund             Bond Index 7           CPI 7
--------------------------------------------------------------------------
--------------------------------------------------------------------------
        5/1/1995           $9,903               $10,000            $10,000
       5/31/1995          $10,156               $10,319            $10,020
       6/30/1995          $10,115               $10,229            $10,040
       7/31/1995          $10,172               $10,326            $10,040
       8/31/1995          $10,256               $10,458            $10,066
       9/30/1995          $10,322               $10,523            $10,086
      10/31/1995          $10,431               $10,676            $10,120
      11/30/1995          $10,567               $10,853            $10,112
      12/31/1995          $10,671               $10,957            $10,105
       1/31/1996          $10,720               $11,041            $10,165
       2/29/1996          $10,667               $10,966            $10,198
       3/31/1996          $10,571               $10,825            $10,251
       4/30/1996          $10,557               $10,795            $10,291
       5/31/1996          $10,588               $10,791            $10,310
       6/30/1996          $10,672               $10,908            $10,316
       7/31/1996          $10,752               $11,006            $10,336
       8/31/1996          $10,737               $11,004            $10,356
       9/30/1996          $10,869               $11,158            $10,389
      10/31/1996          $10,968               $11,284            $10,422
      11/30/1996          $11,109               $11,491            $10,442
      12/31/1996          $11,094               $11,443            $10,442
       1/31/1997          $11,120               $11,464            $10,475
       2/28/1997          $11,199               $11,570            $10,508
       3/31/1997          $11,088               $11,416            $10,534
       4/30/1997          $11,177               $11,512            $10,547
       5/31/1997          $11,304               $11,686            $10,540
       6/30/1997          $11,410               $11,811            $10,553
       7/31/1997          $11,666               $12,138            $10,565
       8/31/1997          $11,581               $12,024            $10,586
       9/30/1997          $11,694               $12,167            $10,612
      10/31/1997          $11,768               $12,245            $10,639
      11/30/1997          $11,857               $12,317            $10,632
      12/31/1997          $12,026               $12,497            $10,619
       1/31/1998          $12,131               $12,626            $10,640
       2/28/1998          $12,134               $12,629            $10,660
       3/31/1998          $12,139               $12,641            $10,680
       4/30/1998          $12,103               $12,584            $10,699
       5/31/1998          $12,243               $12,783            $10,719
       6/30/1998          $12,301               $12,832            $10,731
       7/31/1998          $12,309               $12,865            $10,744
       8/31/1998          $12,452               $13,064            $10,757
       9/30/1998          $12,567               $13,227            $10,770
      10/31/1998          $12,549               $13,227            $10,796
      11/30/1998          $12,597               $13,274            $10,796
      12/31/1998          $12,611               $13,307            $10,789
       1/31/1999          $12,719               $13,465            $10,815
       2/28/1999          $12,682               $13,406            $10,828
       3/31/1999          $12,712               $13,425            $10,861
       4/30/1999          $12,734               $13,458            $10,940
       5/31/1999          $12,643               $13,380            $10,940
       6/30/1999          $12,488               $13,187            $10,940
       7/31/1999          $12,509               $13,235            $10,973
       8/31/1999          $12,316               $13,129            $10,999
       9/30/1999          $12,277               $13,134            $11,052
      10/31/1999          $12,039               $12,992            $11,072
      11/30/1999          $12,166               $13,130            $11,079
      12/31/1999          $12,030               $13,032            $11,079
       1/31/2000          $11,929               $12,974            $11,112
       2/29/2000          $12,077               $13,125            $11,177
       3/31/2000          $12,364               $13,411            $11,269
       4/30/2000          $12,287               $13,332            $11,276
       5/31/2000          $12,229               $13,263            $11,289
       6/30/2000          $12,533               $13,614            $11,348
       7/31/2000          $12,699               $13,803            $11,374
       8/31/2000          $12,904               $14,016            $11,374
       9/30/2000          $12,849               $13,943            $11,433
      10/31/2000          $12,956               $14,095            $11,453
      11/30/2000          $13,006               $14,202            $11,460
      12/31/2000          $13,262               $14,553            $11,453
       1/31/2001          $13,368               $14,697            $11,525
       2/28/2001          $13,429               $14,744            $11,571
       3/31/2001          $13,548               $14,877            $11,598
       4/30/2001          $13,391               $14,716            $11,644
       5/31/2001          $13,537               $14,875            $11,696
       6/30/2001          $13,625               $14,974            $11,716
       7/31/2001          $13,844               $15,196            $11,683
       8/31/2001          $14,059               $15,447            $11,683
       9/30/2001          $14,010               $15,394            $11,736
      10/31/2001          $14,162               $15,578            $11,696
      11/30/2001          $14,076               $15,447            $11,676
      12/31/2001          $13,911               $15,300            $11,631
       1/31/2002          $14,141               $15,565            $11,657
       2/28/2002          $14,285               $15,751            $11,704
       3/31/2002          $14,005               $15,443            $11,770
       4/30/2002          $14,229               $15,744            $11,836
       5/31/2002          $14,310               $15,840            $11,836
       6/30/2002          $14,455               $16,008            $11,843
       7/31/2002          $14,625               $16,214            $11,856
       8/31/2002          $14,775               $16,409            $11,895
       9/30/2002          $15,069               $16,768            $11,915
      10/31/2002          $14,855               $16,490            $11,935
      11/30/2002          $14,804               $16,421            $11,935
      12/31/2002          $15,088               $16,767            $11,909
       1/31/2003          $15,069               $16,725            $11,961
       2/28/2003          $15,238               $16,959            $12,054


AVERAGE ANNUAL TOTAL RETURN
CLASS C                      2/28/03
------------------------------------

1-Year                        +4.70%

5-Year                        +4.45%

Since Inception (5/1/95)      +5.52%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default, and payment of interest and/or repayment of principal is in arrears.

FRANKLIN TAX-FREE TRUST
Financial Highlights

                                                                                       YEAR ENDED FEBRUARY 28,
                                                           -----------------------------------------------------------------------
CLASS A                                                      2003             2002          2001            2000 c           1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........               $10.76          $10.83         $10.31          $11.38           $11.44
                                                           -----------------------------------------------------------------------
Income from investment operations:
   Net investment income a...................                  .54             .55            .57             .57              .59
   Net realized and unrealized gains (losses)                  .12            (.06)           .52           (1.02)            (.01)
                                                           -----------------------------------------------------------------------
Total from investment operations ............                  .66             .49           1.09            (.45)             .58
                                                           -----------------------------------------------------------------------
Less distributions from:
   Net investment income ....................                 (.54)           (.56)          (.57)           (.58)            (.59)
   Net realized gains .......................                   --              --             --            (.04)            (.05)
                                                           -----------------------------------------------------------------------
Total distributions .........................                 (.54)           (.56)          (.57)           (.62)            (.64)
                                                           -----------------------------------------------------------------------
Net asset value, end of year ................               $10.88          $10.76         $10.83          $10.31           $11.38
                                                           =======================================================================

Total return b...............................                6.28%           4.63%         10.80%         (4.15)%            5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............             $880,409        $877,126       $777,553        $756,274         $861,020
Ratios to average net assets:
   Expenses .................................                 .63%            .64%           .64%            .62%             .63%
   Net investment income ....................                5.00%           5.12%          5.39%           5.30%            5.11%
Portfolio turnover rate .....................               24.94%          27.59%         24.38%          20.55%           14.11%

CLASS B
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........                $10.81          $10.86         $10.32          $10.24
                                                           ------------------------------------------------------
Income from investment operations:
   Net investment income a .................                   .48             .50            .52             .05
   Net realized and unrealized gains (losses)                  .12            (.05)           .53             .07
                                                           ------------------------------------------------------
Total from investment operations ...........                   .60             .45           1.05             .12
                                                           ------------------------------------------------------
Less distributions from net investment income                 (.48)           (.50)          (.51)           (.04)
                                                           ------------------------------------------------------
Net asset value, end of year ...............                $10.93          $10.81         $10.86          $10.32
                                                           ======================================================

Total return b..............................                 5.76%           4.22%         10.37%           1.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ............               $20,648         $11,798         $3,700            $176
Ratios to average net assets:
   Expenses ................................                 1.18%           1.19%          1.19%           1.18% d
   Net investment income ...................                 4.45%           4.57%          4.82%           5.26% d
Portfolio turnover rate ....................                24.94%          27.59%         24.38%          20.55%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for Class B.
dAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN ARIZONA TAX-FREE INCOME FUND (CONT.)

                                                                                  YEAR ENDED FEBRUARY 28,
                                                         -----------------------------------------------------------------
CLASS C                                                     2003          2002          2001           2000          1999
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........              $10.85        $10.90        $10.38        $11.45         $11.51
                                                           ---------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................                 .48           .50           .52           .52            .52
   Net realized and unrealized gains (losses)                 .12          (.05)          .51         (1.03)          (.01)
                                                           ---------------------------------------------------------------
Total from investment operations ............                 .60           .45          1.03          (.51)           .51
                                                           ---------------------------------------------------------------
Less distributions from:
   Net investment income ....................                (.48)         (.50)         (.51)         (.52)          (.52)
   Net realized gains .......................                  --            --            --          (.04)          (.05)
                                                           ---------------------------------------------------------------
Total distributions .........................                (.48)         (.50)         (.51)         (.56)          (.57)
                                                           ---------------------------------------------------------------
Net asset value, end of year ................              $10.97        $10.85        $10.90        $10.38         $11.45
                                                           ===============================================================

Total return b ..............................               5.66%         4.21%        10.13%       (4.65)%          4.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............             $37,315       $31,526       $23,840       $22,671        $23,871
Ratios to average net assets:
   Expenses .................................               1.16%         1.19%         1.19%         1.18%          1.19%
   Net investment income ....................               4.47%         4.57%         4.84%         4.75%          4.55%
Portfolio turnover rate .....................              24.94%        27.59%        24.38%        20.55%         14.11%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Statement of Investments, February 28, 2003

                                                                                                            PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                        AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.9%
Arizona Capital Facilities Finance Corp. Student Housing Revenue, Arizona State University
  Project, 6.25%, 9/01/32 ............................................................................... $ 3,825,000   $  3,993,759
Arizona Educational Loan Marketing Corp. Revenue,
  Senior Series, 6.375%, 9/01/05 ........................................................................  10,000,000     10,176,700
  Series B, 7.00%, 3/01/03 ..............................................................................   1,000,000      1,000,000
  Series B, 7.00%, 3/01/05 ..............................................................................   1,000,000      1,019,800
  Sub Series, 6.625%, 9/01/05 ...........................................................................   1,000,000      1,018,490
Arizona Health Facilities Authority Hospital System Revenue, Phoenix Baptist Hospital, MBIA
  Insured, ETM, 6.25%, 9/01/11 ..........................................................................   2,000,000      2,046,500
Arizona Health Facilities Authority Revenue, Catholic Healthcare West, Series A, 6.625%,
  7/01/20 ...............................................................................................   6,390,000      6,688,605
Arizona School Facilities Board Revenue, State School Improvement, 5.00%, 7/01/19 .......................   2,000,000      2,112,720
Arizona State Board Regents COP, University of Arizona Main Campus, Series A-1,
  AMBAC Insured, 5.125%, 6/01/25 ........................................................................   2,000,000      2,060,120
Arizona State Municipal Financing Program COP,
  Dysart School, Series 22, MBIA Insured, ETM, 7.875%, 8/01/05 ..........................................   1,350,000      1,561,613
  Peoria School, Series 19, MBIA Insured, ETM, 7.75%, 8/01/04 ...........................................     500,000        546,240
  Refunding, 1992, Series 14, AMBAC Insured, 5.00%, 8/01/33 .............................................   1,000,000      1,017,980
  Series 20, MBIA Insured, ETM, 7.625%, 8/01/06 .........................................................   3,250,000      3,700,515
  Series 25, MBIA Insured, 7.875%, 8/01/14 ..............................................................     500,000        673,120
Arizona State University COP,
  Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/20 ...................................   5,475,000      5,736,486
  Arizona State University Project-2002, MBIA Insured, 5.00%, 7/01/21 ...................................   5,965,000      6,208,133
  Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/23 ...................................   3,545,000      3,672,478
  Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/24 ...................................   1,875,000      1,936,688
  Arizona State University Project-2002, MBIA Insured, 5.10%, 7/01/25 ...................................   2,640,000      2,722,817
  Downtown Campus/Mercado Project, Series A, MBIA Insured, 5.80%, 7/01/24 ...............................   1,350,000      1,476,306
Arizona State University Revenue, FGIC Insured,
  5.00%, 7/01/23 ........................................................................................   2,890,000      2,972,221
  5.00%, 7/01/25 ........................................................................................   2,250,000      2,303,753
  5.875%, 7/01/25 .......................................................................................   1,000,000      1,110,370
Arizona Student Loan Acquisition Authority Student Loan Revenue,
  junior subordinate, Refunding, Series B-1, 6.15%, 5/01/29 .............................................   1,000,000      1,056,180
  Refunding, Senior Series A-1, 5.90%, 5/01/24 ..........................................................   1,500,000      1,590,555
Arizona Tourism and Sports Authority Tax Revenue, Multipurpose Stadium Facility, Series A, MBIA
Insured, 5.00%,
  7/01/28 ...............................................................................................   7,000,000      7,158,200
  7/01/31 ...............................................................................................   7,000,000      7,141,050
Arizona Water Infrastructure Finance Authority Revenue, Water Quality, Series A, 5.05%,
  10/01/20 ..............................................................................................   1,890,000      1,993,459
Casa Grande Excise Tax Revenue, FGIC Insured,
  6.00%, 4/01/10 ........................................................................................     400,000        418,192
  6.20%, 4/01/15 ........................................................................................     930,000      1,013,849
Casa Grande IDA,
  IDR, Frito Lay/PepsiCo, 6.65%, 12/01/14 ...............................................................     500,000        518,260
  PCR, Frito Lay/PepsiCo, 6.60%, 12/01/10 ...............................................................   1,800,000      1,866,960
Chandler GO, FGIC Insured, Pre-Refunded,
  6.80%, 7/01/13 ........................................................................................   1,750,000      1,897,788
  6.85%, 7/01/14 ........................................................................................   1,625,000      1,763,304
Chandler IDA, MFHR, Hacienda Apartments Project, Refunding, Series A, GNMA Secured, 6.05%, 7/20/30 ......   4,055,000      4,148,062
Chandler Street and Highway Revenue, MBIA Insured, Pre-Refunded, 6.85%, 7/01/13 .........................   1,250,000      1,356,388
Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
  5.375%, 5/15/33 .......................................................................................   7,400,000      7,221,290
  5.50%, 5/15/39 ........................................................................................  14,000,000     13,571,740
Coconino County PCR, Arizona Public Service Co., Refunding, Series A, MBIA Insured, 5.875%, 8/15/28 .....   5,275,000      5,476,769
Douglas Community Housing Corp. MFR, Rancho La Perilla, Series A, GNMA Secured, 6.125%, 7/20/41 .........   2,255,000      2,404,912
Eloy Municipal Property Corp. Facilities Revenue, 7.80%, 7/01/09 ........................................     480,000        488,822
Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ................................................  45,900,000     10,098,000
Gilbert ID No. 11, Special Assessment, FGIC Insured, 7.60%, 1/01/05 .....................................   1,500,000      1,529,595
Gilbert Water and Sewer Revenue, Refunding, FGIC Insured, 6.50%,
  7/01/12 ...............................................................................................   1,500,000      1,608,360
  7/01/22 ...............................................................................................   3,250,000      3,484,780

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Glendale IDA, Educational Facilities Revenue, American Graduate School International,
  Connie Lee Insured, Pre-Refunded, 7.00%, 7/01/14 ............................................. $ 1,000,000   $  1,141,140
  Connie Lee Insured, Pre-Refunded, 7.125%, 7/01/20 ............................................   1,250,000      1,430,000
  Refunding, Connie Lee Insured, 5.875%, 7/01/15 ...............................................   2,200,000      2,452,472
Glendale IDAR, Midwestern University, Series A,
  5.375%, 5/15/28 ..............................................................................  15,000,000     15,487,500
  Connie Lee Insured, 6.00%, 5/15/16 ...........................................................     455,000        517,130
  Connie Lee Insured, 6.00%, 5/15/26 ...........................................................     340,000        379,454
  MBIA Insured, 5.375%, 5/15/28 ................................................................   2,000,000      2,092,200
Goodyear Community Facilities General District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ..........   1,500,000      1,553,370
Goodyear Community Facilities Utilities District No. 1 GO, MBIA Insured, 5.20%, 7/15/25 ........   1,000,000      1,035,580
Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network, 5.75%,
  12/01/32 .....................................................................................   3,280,000      3,144,634
Lake Havasu City Wastewater COP, FGIC Insured, 7.00%, 6/01/05 ..................................   1,730,000      1,753,044
Marana Municipal Property Corp. Municipal Facilities Revenue, Refunding, MBIA Insured, 5.25%,
  7/01/22 ......................................................................................   1,100,000      1,152,063
Maricopa County COP, 6.00%, 6/01/04 ............................................................   4,205,000      4,264,921
Maricopa County GO,
  School District No. 8, Osborn, Refunding, Series A, FGIC Insured, 5.875%, 7/01/14 ............   1,410,000      1,582,387
  School District No. 11, Peoria Unified, AMBAC Insured, Pre-Refunded, 6.10%, 7/01/10 ..........   2,980,000      3,204,364
  School District No. 11, Peoria Unified, Refunding, AMBAC Insured, 6.10%, 7/01/10 .............   4,020,000      4,289,501
  School District No. 28, Kyrene Elementary, Series B, FGIC Insured, Pre-Refunded, 6.00%,
  7/01/14 ......................................................................................   2,500,000      2,660,325
  School District No. 31, Series A, AMBAC Insured, Pre-Refunded, 6.20%, 7/01/13 ................     570,000        613,662
  USD No. 41, Gilbert, 6.25%, 7/01/15 ..........................................................     160,000        178,882
  USD No. 41, Gilbert, Pre-Refunded, 6.25%, 7/01/15 ............................................   1,840,000      2,179,756
  USD No. 65, Littleton School Improvement, Series B, FGIC Insured, Pre-Refunded, 6.40%,
  7/01/14 ......................................................................................   1,175,000      1,256,498
  USD No. 69, Paradise Valley, Series A, Pre-Refunded, 7.10%, 7/01/05 ..........................   1,000,000      1,049,280
  USD No. 80, Chandler, FGIC Insured, Pre-Refunded, 6.00%, 7/01/13 .............................   1,600,000      1,789,328
Maricopa County Hospital Revenue, Sun Health Corp.,
  5.30%, 4/01/29 ...............................................................................  15,095,000     13,853,285
  Refunding, 5.80%, 4/01/08 ....................................................................   3,870,000      4,177,588
  Refunding, 5.90%, 4/01/09 ....................................................................   2,120,000      2,284,364
  Refunding, 6.125%, 4/01/18 ...................................................................  15,650,000     16,148,453
Maricopa County IDA,
  Health Facilities Revenue, Catholic Healthcare, Refunding, 5.00%, 7/01/16 ....................   1,785,000      1,804,510
  Health Facilities Revenue, Catholic Healthcare, Refunding, Series A, 5.00%, 7/01/21 ..........   9,600,000      9,441,024
  Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A, 5.00%,
  7/01/16 ......................................................................................  10,315,000      9,615,849
  Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .............................  16,000,000     16,257,280
  Hospital Facility Revenue, Mayo Clinic Hospital, AMBAC Insured, 5.25%, 11/15/37 ..............   3,000,000      3,084,780
  Hospital Facility Revenue, Samaritan Health Services, Refunding, Series A, MBIA Insured, ETM,
  7.00%, 12/01/16 ..............................................................................   1,890,000      2,457,208
  IDR, Citizens Utilities Co. Project, 6.20%, 5/01/30 ..........................................   5,000,000      4,700,500
  MFHR, Bay Club at Mesa Cove Project, Series A, MBIA Insured, 5.80%, 9/01/35 ..................   3,000,000      3,165,630
  MFHR, Madera Pointe Apartments Project, Refunding, FSA Insured, 5.90%, 6/01/26 ...............   2,105,000      2,197,094
  MFHR, Metro Gardens, Mesa Ridge Project, Series A, MBIA Insured, 5.15%, 7/01/29 ..............   2,350,000      2,405,719
  MFHR, Senior National Health Facilities II, Project A, FSA Insured, 5.50%, 1/01/18 ...........   2,000,000      2,167,060
  MFHR, Tierra Antigua Project, Series A-1, AMBAC Insured, 5.30%, 12/01/21 .....................   1,585,000      1,614,830
  MFHR, Villas De Merced Apartments Project, Series A, GNMA Secured, 5.50%, 12/20/37 ...........     570,000        584,341
  MFHR, Western Groves Apartments, Series A-1, AMBAC Insured, 5.30%, 12/01/22 ..................   1,785,000      1,819,861
Maricopa County IDAR, SFMR, GNMA Secured, 6.25%, 12/01/30 ......................................     635,000        664,832
Maricopa County Pollution Control Corp. PCR, Public Service Co. Palo Verde Project, Series A,
  AMBAC Insured, 5.05%, 5/01/29 ................................................................  10,000,000     10,268,500
Maricopa County School District No. 3 GO, Tempe Elementary,
  AMBAC Insured, Pre-Refunded, 6.00%, 7/01/13 ..................................................     255,000        276,379
  Refunding, AMBAC Insured, 6.00%, 7/01/13 .....................................................     445,000        478,602
Mesa IDAR, Discovery Health System, Series A, MBIA Insured,
  5.75%, 1/01/25 ...............................................................................  41,500,000     45,281,480
  5.625%, 1/01/29 ..............................................................................  18,000,000     19,175,040
Mesa Street and Highway Revenue, FSA Insured, 5.00%, 7/01/19 ...................................   2,500,000      2,601,450
Mesa Utility System Revenue, FGIC Insured, 5.00%, 7/01/21 ......................................   5,000,000      5,185,700

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Mohave County IDA,
  Health Care Revenue, Refunding, GNMA Secured, 6.375%, 11/01/31 ............................... $ 1,585,000   $  1,695,205
  IDR, Citizens Utilities Co. Project, 6.60%, 5/01/29 ..........................................   4,100,000      4,059,205
Navajo County PCR, Arizona Public Service Co., Refunding, Series A, 5.875%, 8/15/28 ............  54,500,000     55,245,015
Oro Valley Municipal Property Corp. Revenue, Municipal Water System, MBIA Insured, 5.75%,
 7/01/17 .......................................................................................     500,000        556,250
Peoria Water and Sewer Revenue, FGIC Insured, 5.00%, 7/01/19 ...................................   1,300,000      1,352,754
Phoenix Airport Revenue,
  Refunding, Series B, MBIA Insured, 6.20%, 7/01/10 ............................................     700,000        754,691
  Refunding, Series C, MBIA Insured, 6.30%, 7/01/10 ............................................   1,680,000      1,804,387
  Refunding, Series C, MBIA Insured, 6.40%, 7/01/11 ............................................   1,785,000      1,919,482
  Refunding, Series C, MBIA Insured, 6.40%, 7/01/12 ............................................     570,000        612,944
  Series D, MBIA Insured, 6.30%, 7/01/10 .......................................................   1,800,000      1,933,272
  Series D, MBIA Insured, 6.40%, 7/01/11 .......................................................   3,825,000      4,113,176
  Series D, MBIA Insured, 6.40%, 7/01/12 .......................................................     820,000        881,779
Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series B, FGIC Insured, 5.25%,
  7/01/22 ......................................................................................   3,000,000      3,095,730
  7/01/23 ......................................................................................   5,000,000      5,133,100
  7/01/27 ......................................................................................  15,250,000     15,564,455
Phoenix Civic Improvement Corp. Excise Tax Revenue,
  Adams Street Garage Project, senior lien, Series B, 5.35%, 7/01/24 ...........................   2,985,000      3,130,190
  Municipal Courthouse Project, senior lien, Series A, 5.375%, 7/01/29 .........................  18,310,000     19,182,472
Phoenix Civic Improvement Corp. Municipal Facilities Excise Tax Revenue, MBIA Insured,
  Pre-Refunded, 6.90%, 7/01/21 .................................................................   2,000,000      2,191,240
Phoenix Civic Improvement Corp. Wastewater System Revenue, junior lien,
  FGIC Insured, Pre-Refunded, 6.00%, 7/01/19 ...................................................   3,000,000      3,596,340
  FGIC Insured, Pre-Refunded, 6.00%, 7/01/20 ...................................................   3,670,000      4,399,523
  FGIC Insured, Pre-Refunded, 6.00%, 7/01/24 ...................................................  24,715,000     29,627,848
  Refunding, FGIC Insured, 5.00%, 7/01/20 ......................................................   9,710,000     10,132,385
  Refunding, FGIC Insured, 5.125%, 7/01/21 .....................................................  10,000,000     10,457,500
  Refunding, FGIC Insured, 5.00%, 7/01/24 ......................................................   7,050,000      7,213,349
Phoenix Civic Improvement Corp. Water System Revenue, junior lien,
  FGIC Insured, 5.00%, 7/01/26 .................................................................   3,250,000      3,320,233
  Pre-Refunded, 6.00%, 7/01/19 .................................................................   3,000,000      3,425,340
Phoenix Civic Plaza Building Corp. Excise Tax Revenue, senior lien, 6.00%, 7/01/14 .............   4,300,000      4,727,248
Phoenix GO,
  5.25%, 7/01/22 ...............................................................................   5,420,000      5,705,363
  Various Purposes, Series B, 5.00%, 7/01/27 ...................................................   8,360,000      8,553,367
Phoenix HFC, Mortgage Revenue,
  Project A, Refunding, MBIA Insured, 6.50%, 7/01/24 ...........................................   2,695,000      2,706,993
  Section 8 Project, Refunding, Series A, MBIA Insured, 6.90%, 1/01/23 .........................   1,750,000      1,755,285
  Section 8 Project, Refunding, Series A, MBIA Insured, 7.25%, 1/01/23 .........................   2,260,000      2,265,560
Phoenix IDA,
  Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.375%, 9/15/22 ........   2,000,000      2,110,660
  Government Office Lease Revenue, Capital Mall Project, AMBAC Insured, 5.50%, 9/15/27 .........  24,300,000     25,662,015
  Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/21 ..   4,300,000      4,470,968
  Government Office Lease Revenue, Capitol Mall LLC II Project, AMBAC Insured, 5.00%, 9/15/28 ..   4,000,000      4,078,560
  Hospital Revenue, Refunding, Series B, Connie Lee Insured, 5.75%, 12/01/16 ...................   3,500,000      3,892,175
  SFMR, GNMA Secured, 6.30%, 12/01/12 ..........................................................     310,000        326,325
Phoenix IDAR, SFMR, Series 1B, GNMA Secured, 6.20%, 6/01/22 ....................................     420,000        438,493
Phoenix Municipal Housing Revenue, Fillmore Gardens Project, Refunding, 6.30%, 6/01/09 .........   1,500,000      1,597,185
Phoenix Street and Highway Revenue,
  ETM, 6.80%, 7/01/03 ..........................................................................   1,000,000      1,018,590
  Refunding, 6.60%, 7/01/07 ....................................................................     610,000        625,104
Pima County IDA,
  MFR, Series A, FNMA Insured, 6.00%, 12/01/21 .................................................   2,720,000      2,874,877
  SFMR, GNMA Secured, 6.40%, 11/01/09 ..........................................................     365,000        380,137
  SFMR, GNMA Secured, 6.625%, 11/01/14 .........................................................     240,000        247,577
  SFMR, GNMA Secured, 6.75%, 11/01/27 ..........................................................   1,580,000      1,634,952
  SFMR, Refunding, Series A, 7.625%, 2/01/12 ...................................................   1,230,000      1,230,738
  SFMR, Series B-1, GNMA Secured, 6.10%, 5/01/31 ...............................................     630,000        663,352

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                       PRINCIPAL
FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Prescott Valley Municipal Property Corp. Municipal Facilities Revenue, FGIC Insured, 5.00%,
 1/01/27 ........................................................................................... $ 1,200,000   $  1,226,088
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
 Pre-Refunded, 9.00%, 7/01/09 ......................................................................      65,000         74,054
Puerto Rico Commonwealth GO,
  MBIA Insured, Pre-Refunded, 6.45%, 7/01/17 .......................................................     845,000        917,831
  Public Improvement, Series A, 5.375%, 7/01/28 ....................................................   5,000,000      5,170,700
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
  Series B, 6.00%, 7/01/26 .........................................................................   2,000,000      2,161,580
  Series B, Pre-Refunded, 6.00%, 7/01/39 ...........................................................  19,600,000     23,711,492
  Series D, 5.375%, 7/01/36 ........................................................................   5,000,000      5,149,250
  Series Y, 5.00%, 7/01/36 .........................................................................  10,500,000     10,465,455
  Series Y, 5.50%, 7/01/36 .........................................................................   8,550,000      8,987,076
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.75%, 7/01/08 ...................................................................................     795,000        799,913
  7.50%, 7/01/09 ...................................................................................     235,000        236,389
Puerto Rico Electric Power Authority Revenue, Series II, 5.25%, 7/01/31 ............................  15,000,000     15,359,250
Puerto Rico HFC Revenue,
  MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 .......................................................     870,000        872,941
  Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ...........................      40,000         40,634
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Hospital Revenue,
  Dr. Pila Hospital Project, Refunding, FHA Insured, 5.875%, 8/01/12 ...............................   5,225,000      5,682,188
  Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 ........................   2,790,000      3,048,494
Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ................   2,000,000      2,061,980
Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ..........................  30,000,000     30,760,500
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%, 8/01/29 .....  15,000,000     15,631,500
Salt River Project Agricultural Improvement and Power District Electric System Revenue,
  Salt River Project, Refunding, Series A, 5.00%, 1/01/23 ..........................................   6,000,000      6,192,360
  Salt River Project, Refunding, Series A, 5.125%, 1/01/27 .........................................  15,000,000     15,519,750
  Series A, 5.75%, 1/01/13 .........................................................................     310,000        317,561
  Series C, 5.00%, 1/01/25 .........................................................................   1,195,000      1,196,135
Santa Cruz County IDAR, Citizens Utilities Co. Project, 6.60%, 5/01/29 .............................   8,000,000      7,920,400
Scottsdale GO,
  5.00%, 7/01/24 ...................................................................................   8,225,000      8,498,893
  Refunding, 5.00%, 7/01/22 ........................................................................   3,000,000      3,122,280
Scottsdale IDA, Hospital Revenue,
  Scottsdale Healthcare, 5.70%, 12/01/21 ...........................................................   2,000,000      2,057,000
  Scottsdale Healthcare, 5.80%, 12/01/31 ...........................................................  14,865,000     15,230,084
  Scottsdale Memorial Hospital, Refunding, Series A, AMBAC Insured, 5.70%, 9/01/15 .................   1,250,000      1,275,363
Sedona Sewer Sales Tax Revenue, Refunding,
  6.75%, 7/01/07 ...................................................................................   3,800,000      4,047,418
  7.00%, 7/01/12 ...................................................................................   5,000,000      5,323,400
Sierra Vista Municipal Property Corp. Facilities Revenue, AMBAC Insured, 6.15%, 1/01/15 ............     360,000        390,607
Southern Arizona Capital Facilities Finance Corp. Student Housing Revenue, University of Arizona
  Project, MBIA Insured, 5.10%, 9/01/33 ............................................................   6,000,000      6,154,260
Surprise Municipal Property Corp. Excise Tax Revenue, FGIC Insured, 5.70%, 7/01/20 .................   8,000,000      8,900,160
Tolleson IDA, MFR, Copper Cove Project, Series A, GNMA Secured,
  5.40%, 11/20/22 ..................................................................................   1,090,000      1,136,489
  5.45%, 11/20/32 ..................................................................................   1,285,000      1,327,366
Tucson Airport Authority Inc. Revenue, sub. lien, AMBAC Insured, 5.35%, 6/01/31 ....................  10,000,000     10,253,500
Tucson GO,
  Series 1984-G, FGIC Insured, Pre-Refunded, 6.25%, 7/01/18 ........................................     650,000        700,213
  Series A, 5.25%, 7/01/20 .........................................................................   1,050,000      1,112,391
Tucson Water Revenue,
  Series A, FGIC Insured, 5.00%, 7/01/23 ...........................................................   3,600,000      3,693,384
  Series D, FGIC Insured, 5.25%, 7/01/23 ...........................................................   3,000,000      3,105,720
  Series D, FGIC Insured, 5.25%, 7/01/24 ...........................................................   2,700,000      2,792,151

                                                                              79

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                             PRINCIPAL
  FRANKLIN ARIZONA TAX-FREE INCOME FUND                                                                       AMOUNT         VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  University of Arizona COP,
    Administrative and Packaging Facility Project, Series B, MBIA Insured, Pre-Refunded, 6.00%, 7/15/16 . $    500,000  $    542,850
    Administrative and Packaging Facility Project, Series B, MBIA Insured, Pre-Refunded, 6.00%, 7/15/23 .    1,625,000     1,764,263
    Parking and Student Housing, AMBAC Insured, 5.75%, 6/01/24 ..........................................    1,115,000     1,223,657
    Residence Life Project, Series A, FSA Insured, 5.80%, 9/01/13 .......................................    1,000,000     1,079,530
    University of Arizona Projects, Series B, AMBAC Insured, 5.125%, 6/01/22 ............................    2,250,000     2,346,548
  University of Arizona System Revenue,
    Arizona Board of Regents System, Series A, FGIC Insured, 5.80%, 6/01/24 .............................    2,000,000     2,195,820
    Pre-Refunded, 6.25%, 6/01/11 ........................................................................    1,000,000     1,082,910
    Pre-Refunded, 6.35%, 6/01/14 ........................................................................    1,300,000     1,409,369
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/13 ...............    2,500,000     2,635,100
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18 ...........    2,475,000     2,494,206
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.50%, 7/01/17 ..............    1,500,000     1,547,250
  Yavapai County GO,
    Elementary School District 6, Cottonwood-Oak Creek, Project of 1993, Series B, AMBAC Insured,
     No. Pre-Refunded, 6.70%, 7/01/09 ...................................................................      250,000       270,785
    USD No. 28, Camp Verde, Refunding, FGIC Insured, 6.00%, 7/01/09. ....................................      775,000       833,520
  Yavapai County IDA,
    IDR, Citizens Utilities Co. Project, 5.45%, 6/01/33 .................................................    6,000,000     4,991,220
    Residential Care Facility Revenue, Margaret T. Morris Center, Series A, GNMA Secured,
     5.40%, 2/20/38 .....................................................................................    1,575,000     1,587,915
  Yuma IDA, Hospital Revenue,
    Regency Apartments, Refunding, Series A, GNMA Secured, 5.50%, 12/20/32 ..............................      920,000       928,501
    Yuma Regional Medical Center, FSA Insured, 5.50%, 8/01/21 ...........................................    2,015,000     2,168,039
  Yuma Municipal Property Corp. Revenue, Municipal Facilities, AMBAC Insured, 5.00%, 7/01/25 ............    3,100,000     3,160,684
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $913,258,952) .......................................................                927,730,535
                                                                                                                        ------------
  SHORT TERM INVESTMENTS .2%
a Phoenix IDAR, Valley of the Sun YMCA Project, Refunding, Daily VRDN and Put, 1.20%, 1/01/31 ...........      500,000       500,000
a Pinal County IDA, PCR, Magna-Copper Co., Newmont Mining Corp., Daily VRDN and Put, 1.15%, 12/01/09 ....    1,000,000     1,000,000
a Puerto Rico Commonwealth Government Development Bank Revenue,
   Refunding, MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 .........................................      700,000       700,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,200,000) ........................................................                  2,200,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $915,458,952) 99.1% ...........................................................                929,930,535
  OTHER ASSETS, LESS LIABILITIES .9% ....................................................................                  8,441,071
                                                                                                                        ------------
  NET ASSETS 100.0% .....................................................................................               $938,371,606
                                                                                                                        ============

See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.
80

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN COLORADO TAX-FREE INCOME FUND

                                                                           YEAR ENDED FEBRUARY 28,
                                                   ------------------------------------------------------------
CLASS A                                               2003        2002          2001       2000          1999
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $11.79      $11.64       $10.90      $12.05        $12.11
                                                   ------------------------------------------------------------
Income from investment operations:
   Net investment income a .......................      .57         .58          .59         .59           .60
   Net realized and unrealized gains (losses) ....      .19         .16          .74       (1.13)          .02
                                                   ------------------------------------------------------------
Total from investment operations .................      .76         .74         1.33        (.54)          .62
                                                   ------------------------------------------------------------
Less distributions from:
   Net investment income .........................     (.57)       (.59)        (.59)       (.60)         (.60)
   Net realized gains ............................       --          --           --        (.01)         (.08)
                                                   ------------------------------------------------------------
Total distributions ..............................     (.57)       (.59)        (.59)       (.61)         (.68)
                                                   ------------------------------------------------------------
Net asset value, end of year .....................   $11.98      $11.79       $11.64      $10.90        $12.05
                                                   ============================================================
Total return b ...................................    6.62%       6.48%       12.50%     (4.57)%         5.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................. $345,825    $309,109     $285,169    $264,563      $301,381
Ratios to average net assets:
   Expenses ......................................     .69%        .70%         .71%        .70%          .70%
   Net investment income .........................    4.79%       4.95%        5.27%       5.18%         4.93%
Portfolio turnover rate ..........................   26.30%      20.72%       50.05%      29.30%        12.60%


CLASS C
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............   $11.86      $11.70       $10.96      $12.11        $12.17
                                                   ------------------------------------------------------------
Income from investment operations:
   Net investment income a .......................      .51         .52          .54         .53           .54
   Net realized and unrealized gains (losses) ....      .20         .16          .73       (1.14)          .02
                                                   ------------------------------------------------------------
Total from investment operations .................      .71         .68         1.27        (.61)          .56
                                                   ------------------------------------------------------------
Less distributions from:
   Net investment income .........................     (.51)       (.52)        (.53)       (.53)         (.54)
   Net realized gains ............................       --          --           --        (.01)         (.08)
                                                   ------------------------------------------------------------
Total distributions ..............................     (.51)       (.52)        (.53)       (.54)         (.62)
                                                   ------------------------------------------------------------
Net asset value, end of year .....................   $12.06      $11.86       $11.70      $10.96        $12.11
                                                   ============================================================

Total return b ...................................    6.10%       5.95%       11.83%     (5.08)%         4.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................  $43,821     $34,473      $23,450     $20,564       $21,899
Ratios to average net assets:
   Expenses ......................................    1.22%       1.25%        1.26%       1.25%         1.26%
   Net investment income .........................    4.26%       4.40%        4.72%       4.63%         4.38%
Portfolio turnover rate ..........................   26.30%      20.72%       50.05%      29.30%        12.60%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003


                                                                                                      PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
Arapahoe County MFR,
     Centennial East Project, Series A-1, AMBAC Insured, 5.95%, 12/01/33 ........................ $   2,820,000 $    2,922,197
     Housing Development Reserve, South Creek Project, Series A, FSA Insured, 6.45%, 6/01/32 ....     3,105,000      3,342,160
Arapahoe County Water and Wastewater GO, Refunding, Series A, MBIA Insured, 5.125%, 12/01/32 ....    15,000,000     15,445,200
Arvada IDR, Wanco Inc. Project,
     5.25%, 12/01/07 ............................................................................       100,000        107,983
     5.80%, 12/01/17 ............................................................................       480,000        497,827
Arvada MFHR, Springwood Community Project, Refunding, 6.35%, 8/20/16 ............................     1,000,000      1,026,560
Aurora COP,
     AMBAC Insured, 5.50%, 12/01/30 .............................................................     4,935,000      5,224,387
     Refunding, 6.25%, 12/01/09 .................................................................     2,850,000      3,091,110
Bayfield School District No. 10 GO, MBIA Insured, Pre-Refunded, 6.65%, 6/01/15 ..................     1,000,000      1,119,070
Boulder County Development Revenue, University Corporation for Atmospheric Research, MBIA
     Insured, 5.00%, 9/01/33 ....................................................................     1,500,000      1,528,365
Boulder County Hospital Revenue, Longmont United Hospital Project,
     5.50%, 12/01/12 ............................................................................     1,000,000      1,030,830
     5.80%, 12/01/13 ............................................................................     2,000,000      2,022,500
     5.60%, 12/01/17 ............................................................................     3,385,000      3,428,225
     5.875%, 12/01/20 ...........................................................................     1,285,000      1,287,493
Boulder County MFHR, Cloverbasin Village II Apartments, Series A, FSA Insured,
     6.10%, 10/01/24 ............................................................................     1,280,000      1,342,656
     6.15%, 10/01/31 ............................................................................     2,830,000      2,979,537
Broomfield COP,
     AMBAC Insured, 6.00%, 12/01/29 .............................................................     2,000,000      2,250,440
     Master Facilities Lease Purchase, AMBAC Insured, 5.625%, 12/01/22 ..........................     1,535,000      1,671,508
Broomfield Sales and Use Tax Revenue, Refunding and Improvement, Series A, AMBAC Insured, 5.00%,
     12/01/27 ...................................................................................    13,050,000     13,311,261
     12/01/31 ...................................................................................     1,750,000      1,790,530
Broomfield Sewer Activity Enterprise Sewer and Wastewater Revenue, AMBAC Insured, 5.00%, 12/01/31     7,500,000      7,650,150
Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.375%, 5/15/33 ............................................................................     5,000,000      4,879,250
     5.50%, 5/15/39 .............................................................................     2,500,000      2,423,525
Colorado Educational and Cultural Facilities Authority Revenue and Improvement, University of
  Denver Project, Refunding, AMBAC Insured, 5.375%, 3/01/23 .....................................     4,000,000      4,218,960
Colorado Educational and Cultural Facilities Authority Revenue, Student Housing, University
  of Colorado Foundation Project, AMBAC Insured, 5.00%,
     7/01/27 ....................................................................................     6,545,000      6,686,437
     7/01/32 ....................................................................................    10,005,000     10,198,496
Colorado Health Facilities Authority Revenue,
     Birchwood Manor Project, Series A, GNMA Secured, 7.625%, 4/01/26 ...........................     1,615,000      1,626,192
     Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .....................................     1,800,000      1,800,936
     Community Provider Pooled Loan Program, FSA Insured, 6.75%, 7/15/17 ........................       954,000        969,627
     Community Provider Pooled Loan Program, Series A, FSA Insured, 7.25%, 7/15/17 ..............     1,685,000      1,713,426
     Covenant Retirement Communities, 6.75%, 12/01/15 ...........................................     1,750,000      1,858,798
     Covenant Retirement Communities, 6.75%, 12/01/25 ...........................................     4,950,000      5,183,690
     Hospital Improvement, NCMC Inc. Project, FSA Insured, 5.75%, 5/15/24 .......................     5,000,000      5,480,100
     Kaiser Permanente, Series A, 5.35%, 11/01/16 ...............................................     8,000,000      8,258,400
     Oakbrook Manor, Series A, GNMA Secured, 7.25%, 4/01/11 .....................................       270,000        271,871
     Oakbrook Manor, Series A, GNMA Secured, 7.625%, 4/01/26 ....................................       885,000        891,133
     Parkview Medical Center Inc. Project, 5.25%, 9/01/18 .......................................     1,660,000      1,663,121
     Parkview Medical Center Inc. Project, 5.30%, 9/01/25 .......................................     1,615,000      1,541,550
     Portercare Adventist Health, 6.625%, 11/15/26 ..............................................     2,500,000      2,725,750
     Portercare Adventist Health, 6.50%, 11/15/31 ...............................................     5,500,000      5,949,459
     Series A, GNMA Secured, 5.70%, 12/20/31 ....................................................     2,820,000      2,989,426
     Sisters of Charity Leavenworth, MBIA Insured, 5.00%, 12/01/25 ..............................     1,000,000      1,011,140
Colorado HFAR,
     MF, Project II, Series A2, 5.30%, 10/01/23 .................................................     2,000,000      2,038,540
     MF, Project II, Series A2, 5.375%, 10/01/32 ................................................     4,390,000      4,475,868
     MF, Series A-2, 6.00%, 10/01/28 ............................................................     1,000,000      1,046,610

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                           PRINCIPAL
FRANKLIN COLORADO TAX-FREE INCOME FUND                                                                      AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Colorado HFAR, (cont.)
     MFH, Castle High, Series A, AMBAC Insured, 5.90%, 12/01/20 ...................................... $   2,630,000  $   2,774,939
     MFH, Insured Mortgage, Series C-3, 6.05%, 10/01/32 ..............................................     1,535,000      1,615,956
Colorado Public Highway Authority Revenue, Highway E-470,
     Refunding, Series A, MBIA Insured, 5.00%, 9/01/26 ...............................................    10,000,000     10,143,700
     Series A, MBIA Insured, 5.75%, 9/01/29 ..........................................................     4,575,000      5,071,754
     Series A, MBIA Insured, 5.75%, 9/01/35 ..........................................................    10,825,000     11,963,574
Colorado School of Mines Auxiliary Facilities Revenue, Enterprise, Refunding and Improvement,
  AMBAC Insured, 5.00%, 12/01/30 .....................................................................     2,000,000      2,035,320
Colorado Springs Hospital Revenue, Refunding, 6.375%, 12/15/30 .......................................     7,500,000      7,972,725
Colorado Springs Utilities Revenue,
     Refunding and Improvement, Series A, 5.375%, 11/15/26 ...........................................    10,000,000     10,378,700
     sub. lien, Refunding and Improvement, Series A, 5.00%, 11/15/21 .................................     4,925,000      5,111,017
     sub. lien, System Improvement, Series B, 5.00%, 11/15/27 ........................................    10,000,000     10,191,700
Colorado State Board of Community Colleges and Occupational Education Revenue, Red Rocks
  Community College Project, AMBAC Insured, Pre-Refunded, 6.00%, 11/01/19 ............................        90,000        101,156
Colorado Water Resource and Power Development Authority Clean Water Revenue, Series A,
     6.15%, 9/01/11 ..................................................................................       125,000        127,500
     6.30%, 9/01/14 ..................................................................................        25,000         25,625
Colorado Water Resource and Power Development Authority Small Water Resource Revenue, Series
  A, FGIC Insured, 5.80%, 11/01/20 ...................................................................     2,000,000      2,239,460
Denver City and County Airport Revenue,
     Refunding, Series A, 5.00%, 11/15/25 ............................................................     9,000,000      9,056,340
     Series A, 7.50%, 11/15/23 .......................................................................     3,315,000      3,584,974
     Series A, AMBAC Insured, 5.625%, 11/15/23 .......................................................     4,500,000      4,721,400
     Series A, Pre-Refunded, 7.50%, 11/15/23 .........................................................       685,000        769,954
     Series D, 7.75%, 11/15/13 .......................................................................     1,000,000      1,241,120
Denver City and County COP, Series B, AMBAC Insured, 5.50%, 12/01/25 .................................    17,000,000     18,127,269
Denver City and County Revenue, Childrens Hospital Association Project, FGIC Insured, 6.00%, 10/01/15      3,150,000      3,292,727
Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 ......................................................................     5,000,000      2,250,900
Denver Health and Hospital Authority Healthcare Revenue, Series A, 6.00%,
     12/01/23 ........................................................................................     1,000,000      1,022,390
     12/01/31 ........................................................................................     5,400,000      5,483,754
Dolores County School District GO, FSA Insured, 5.375%, 12/01/25 .....................................     1,400,000      1,469,874
Douglas County School District No. 1 GO, Douglas and Elbert Counties, Improvement, Series A,
  MBIA Insured, 6.50%, 12/15/16 ......................................................................       230,000        251,477
East Smoky Hill Metropolitan District No. 2 GO, FSA Insured, 5.00%, 12/01/30 .........................     2,430,000      2,478,649
El Paso County Mortgage Revenue, Stetson Meadows, Series A, GNMA Secured, 5.25%, 12/20/32 ............     1,900,000      1,927,455
El Paso County School District No. 2, GO, FGIC Insured, 5.25%, 12/01/26 ..............................     4,000,000      4,170,440
El Paso County School District No. 38, GO, Pre-Refunded, 6.00%, 12/01/24 .............................     1,500,000      1,800,615
Fort Collins PCR, Anheuser-Busch Co. Project, Refunding, 6.00%, 9/01/31 ..............................     5,325,000      5,571,387
Frisco Fire Protection District GO, Refunding and Improvement, 7.20%, 12/01/05 .......................        20,000         20,299
Garfield County Building Corp. COP, AMBAC Insured, 5.75%,
     12/01/19 ........................................................................................     1,500,000      1,684,950
     12/01/24 ........................................................................................     1,000,000      1,108,820
Greeley MFR, Housing Mortgage, Creek Stone Project, FHA Insured, 5.95%, 7/01/28 ......................     1,000,000      1,043,720
Guam Airport Authority Revenue,
     Refunding, Series A, 6.375%, 10/01/10 ...........................................................       400,000        414,008
     Series A, 6.50%, 10/01/23 .......................................................................       800,000        825,288
Jefferson County SFMR, Refunding, Series A, MBIA Insured, 8.875%, 10/01/13 ...........................        25,000         25,141
La Junta Hospital Revenue, Ark Valley Regional Medical Center Project,
     5.75%, 4/01/14 ..................................................................................     2,090,000      2,128,749
     6.00%, 4/01/19 ..................................................................................     1,000,000      1,004,510
     6.10%, 4/01/24 ..................................................................................     1,000,000      1,004,500
Lakewood MFHR, Mortgage, FHA Insured,
     6.65%, 10/01/25 .................................................................................     1,235,000      1,299,479
     6.70%, 10/01/36 .................................................................................     3,025,000      3,185,053
Las Animas County School District No. 1 COP, Refunding,
     6.15%, 12/01/08 .................................................................................     1,000,000      1,097,780
     6.20%, 12/01/10 .................................................................................       935,000      1,018,056

 FRANKLIN TAX-FREE TRUST
 STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                      PRINCIPAL
  FRANKLIN COLORADO TAX-FREE INCOME FUND                                                               AMOUNT         VALUE
 -----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Montrose County COP, 6.35%, 6/15/06 ............................................................ $  1,850,000  $  1,972,655
  Mountain College Residence Hall Authority Revenue, MBIA Insured, 5.75%, 6/01/23 ................    2,000,000     2,180,120
  Northwest Parkway Public Highway Authority Revenue, Series A,
       AMBAC Insured, 5.125%, 6/15/26 ............................................................    7,500,000     7,763,100
       FSA Insured, 5.25%, 6/15/41 ...............................................................    3,460,000     3,584,906
  Northwest Parkway Public Highway Authority, Colorado Revenue, Series A, AMBAC Insured,
       5.125%, 6/15/31 ...........................................................................    4,465,000     4,603,236
  Pitkin County Open Space Acquisition GO, Refunding, AMBAC Insured, 5.375%, 12/01/30 ............    2,940,000     3,084,795
  Pueblo Board Waterworks Water Revenue, Series A, FSA Insured, 6.00%, 11/01/21 ..................    4,300,000     4,895,464
  Pueblo County COP, Public Parking, 6.90%, 7/01/15 ..............................................      445,000       459,903
  Pueblo County GO, MBIA Insured, 6.00%, 6/01/16 .................................................    4,395,000     4,920,027
  Pueblo County School District No. 070 Pueblo Rural GO,
       AMBAC Insured, Pre-Refunded, 6.40%, 12/01/14 ..............................................    1,000,000     1,091,020
       FGIC Insured, Pre-Refunded, 6.00%, 12/01/19 ...............................................    3,995,000     4,783,094
  Pueblo Urban Renewal Authority Tax Increment Revenue, Refunding, AMBAC Insured, 6.10%, 12/01/15     1,000,000     1,043,690
  Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
       Pre-Refunded, 9.00%, 7/01/09 ..............................................................       55,000        62,661
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Industrial Revenue, Guaynabo Municipal Government, 5.625%, 7/01/22 .........    1,335,000     1,355,399
  Puerto Rico Municipal Finance Agency Revenue, Series A, FSA Insured, 5.00%, 8/01/27 ............    5,250,000     5,412,697
  Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ......................    7,400,000     7,587,590
  Regional Transportation District Sales Tax Revenue, Series A, FGIC Insured, 5.125%, 11/01/20 ...    1,735,000     1,827,181
  Summit County Sports Facilities Revenue, Keystone Resorts Project, Ralston Purina Co.,
       Refunding, 7.875%, 9/01/08 ................................................................    2,750,000     3,441,185
  University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/25 ...................    1,900,000     1,944,460
  UTE Water Conservancy District Water Revenue, MBIA Insured, 5.75%, 6/15/20 .....................    5,000,000     5,578,200
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
       5.40%, 10/01/12 ...........................................................................    2,500,000     2,638,075
       5.50%, 10/01/22 ...........................................................................    2,500,000     2,536,975
  Westminster Building Authority COP, MBIA Insured, 5.25%, 12/01/22 ..............................    1,555,000     1,634,943
                                                                                                                 ------------
  TOTAL LONG TERM INVESTMENTS (COST $359,330,209) ................................................                380,207,874
                                                                                                                 ------------
  SHORT TERM INVESTMENTS .7%
a Denver City and County MFHR, Ogden Residences Project, Daily VRDN and Put, 1.10%, 12/01/09 .....      340,000       340,000
a Puerto Rico Commonwealth Government Development Bank Revenue,
  Refunding, MBIA Insured, Weekly VRDN and Put, .89%, 12/01/15 ...................................    2,400,000     2,400,000
                                                                                                                 ------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,740,000) .................................................                  2,740,000
                                                                                                                 ------------
  TOTAL INVESTMENTS (COST $362,070,209) 98.3% ....................................................                382,947,874
  OTHER ASSETS, LESS LIABILITIES 1.7% ............................................................                  6,698,123
                                                                                                                 ------------
  NET ASSETS 100.0% ..............................................................................               $389,645,997
                                                                                                                 ============


See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN CONNECTICUT TAX-FREE INCOME FUND

                                                                                       YEAR ENDED FEBRUARY 28,
                                                                ------------------------------------------------------------
CLASS A                                                           2003          2002       2001         2000           1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $10.88       $10.63      $10.06       $11.27         $11.23
                                                                ------------------------------------------------------------
Income from investment operations:
   Net investment income a ...................................      .51          .53         .56          .56            .58
   Net realized and unrealized gains (losses) ................      .22          .25         .56        (1.21)           .04
                                                                ------------------------------------------------------------
Total from investment operations .............................      .73          .78        1.12         (.65)           .62
                                                                ------------------------------------------------------------
Less distributions from net investment income ................     (.51)        (.53)       (.55)        (.56)          (.58)
                                                                ------------------------------------------------------------
Net asset value, end of year .................................   $11.10       $10.88      $10.63       $10.06         $11.27
                                                                ============================================================
Total return b ...............................................    6.90%        7.53%      11.43%      (5.90)%          5.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................. $279,268     $266,100    $228,844     $207,745       $245,016
Ratios to average net assets:
   Expenses ..................................................     .70%         .70%        .73%         .71%           .72%
   Net investment income .....................................    4.66%        4.91%       5.37%        5.26%          5.08%
Portfolio turnover rate ......................................   10.20%       15.45%      10.11%       30.61%          5.87%

CLASS C
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................   $10.92       $10.66      $10.10       $11.30         $11.26
                                                                ------------------------------------------------------------
Income from investment operations:
   Net investment income a ...................................      .45          .47         .50          .50            .52
   Net realized and unrealized gains (losses) ................      .23          .26         .56        (1.20)           .03
                                                                ------------------------------------------------------------
Total from investment operations .............................      .68          .73        1.06         (.70)           .55
                                                                ------------------------------------------------------------
Less distributions from net investment income ................     (.45)        (.47)       (.50)        (.50)          (.51)
                                                                ------------------------------------------------------------
Net asset value, end of year .................................   $11.15       $10.92      $10.66       $10.10         $11.30
                                                                ============================================================

Total return b ...............................................    6.40%        7.01%      10.69%      (6.32)%          5.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................  $46,267      $38,368     $27,256      $25,007        $23,443
Ratios to average net assets:
   Expenses ..................................................    1.24%        1.25%       1.28%        1.26%          1.28%
   Net investment income .....................................    4.12%        4.36%       4.83%        4.73%          4.53%
Portfolio turnover rate ......................................   10.20%       15.45%      10.11%       30.61%          5.87%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                           PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                   AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.2%
Bridgeport GO, Series A, FGIC Insured, 5.875%, 7/15/19 ............................................... $   1,000,000   $  1,195,160
Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.50%, 5/15/39 .......     6,300,000      6,107,283
Connecticut State Airport Revenue, Bradley International Airport, Series A, FGIC Insured,
  5.125%, 10/01/26 ...................................................................................     3,000,000      3,057,660
Connecticut State Development Authority First Mortgage Gross Revenue, Health Care Project,
  Baptist Homes Inc. Project, Refunding, Asset Guaranteed, 5.625%, 9/01/22 ...........................     2,000,000      2,131,140
  Church Homes Inc., Refunding, 5.80%, 4/01/21 .......................................................     4,000,000      3,732,720
  Elim Park Baptist Home, Refunding, Series A, 5.375%, 12/01/18 ......................................     1,100,000      1,070,872
Connecticut State Development Authority PCR, Connecticut Light and Water, Refunding, Series A,
  5.85%, 9/01/28 .....................................................................................     5,500,000      5,778,025
Connecticut State Development Authority Revenue, Life Care Facilities, Seabury Project,
  Refunding, Asset Guaranteed, 5.00%, 9/01/21 ........................................................     2,000,000      2,048,920
Connecticut State Development Authority Solid Waste Disposal Facilities Revenue, Pfizer Inc.
  Project, 7.00%, 7/01/25 ............................................................................     2,000,000      2,195,380
Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co. Project,
  6.15%, 4/01/35 .....................................................................................     1,000,000      1,053,660
  6.00%, 9/01/36 .....................................................................................    10,000,000     10,401,900
Connecticut State GO,
  Series B, 5.00%, 6/15/20 ...........................................................................    10,000,000     10,461,300
  Series B, 5.00%, 6/15/22 ...........................................................................     2,000,000      2,073,500
  Series D, 4.75%, 11/15/21 ..........................................................................     2,000,000      2,044,200
  Series F, FSA Insured, 5.00%, 10/15/19 .............................................................     4,000,000      4,247,480
Connecticut State Health and Educational Facilities Authority Revenue,
  Abbot Terrace Health Center Project, Series A, 6.00%, 11/01/ .......................................     2,000,000      2,352,860
  Brunswick School, Series A, MBIA Insured, 5.00%, 7/01/29 ...........................................     5,000,000      5,082,400
  Catholic Health East, Series F, MBIA Insured, 5.75%, 11/15/29 ......................................     3,250,000      3,571,685
  Child Care Facilities Program, Series C, AMBAC Insured, 5.625%, 7/01/29 ............................     1,250,000      1,346,850
  Child Care Facilities Program, Series E, AMBAC Insured, 5.00%, 7/01/31 .............................     1,000,000      1,016,330
  Choate Rosemary Hall, Series A, MBIA Insured, Pre-Refunded, 7.00%, 7/01/25 .........................     1,500,000      1,631,655
  Connecticut College Issue, Series E, MBIA Insured, 5.00%, 7/01/32 ..................................       775,000        789,981
  Connecticut College Project, Series D-1, MBIA Insured, 5.75%, 7/01/30 ..............................     1,000,000      1,102,810
  Danbury Hospital Issue, Refunding, Series G, AMBAC Insured, 5.75%, 7/01/29 .........................     3,500,000      3,831,275
  Eastern Connecticut Health Network, Refunding, Series A, Asset Guaranteed, 6.00%, 7/01/25 ..........     9,195,000     10,333,341
  Fairfield University, Series I, MBIA Insured, 5.25%, 7/01/25 .......................................     2,500,000      2,611,050
  Fairfield University, Series I, MBIA Insured, 5.50%, 7/01/29 .......................................     8,000,000      8,486,720
  Fairfield University, Series J, MBIA Insured, 5.00%, 7/01/29 .......................................     3,000,000      3,054,990
  Greenwich Academy, Series B, FSA Insured, 5.00%, 3/01/32 ...........................................     4,210,000      4,283,170
  Greenwich Hospital, Series A, MBIA Insured, 5.80%, 7/01/26 .........................................     2,000,000      2,158,920
  Hartford University, Series C, Pre-Refunded, 8.00%, 7/01/18 ........................................     1,180,000      1,206,479
  Hebrew Home and Hospital, Series B, FHA Insured, 5.15%, 8/01/28 ....................................     3,800,000      3,898,572
  Horace Bushnell Memorial Hall, Series A, MBIA Insured, 5.625%, 7/01/29 .............................     1,000,000      1,069,920
  Hospital for Special Care, Refunding, Series B, 5.375%, 7/01/17 ....................................     7,205,000      7,240,809
  Hospital for Special Care, Refunding, Series B, 5.50%, 7/01/27 .....................................    12,000,000     11,457,600
  Lutheran General Health Care System, ETM, 7.375%, 7/01/19 ..........................................       500,000        652,985
  New Horizons Village Project, 7.30%, 11/01/16 ......................................................     2,905,000      3,181,876
  Sacred Heart University, Refunding, Series E, Asset Guaranteed, 5.00%, 7/01/28 .....................     4,000,000      4,038,800
  Sacred Heart University, Series C, 6.50%, 7/01/16 ..................................................       235,000        250,158
  Sacred Heart University, Series C, 6.625%, 7/01/26 .................................................       785,000        822,248
  Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 ....................................       765,000        897,559
  Sacred Heart University, Series C, Pre-Refunded, 6.625%, 7/01/26 ...................................     6,215,000      7,316,982
  Sacred Heart University, Series D, Pre-Refunded, 6.20%, 7/01/27 ....................................     1,000,000      1,186,340
  St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ...........................................     4,615,000      3,742,903
  Trinity College, Series E, MBIA Insured, 5.875%, 7/01/26 ...........................................     2,000,000      2,205,240
  Trinity College, Series G, AMBAC Insured, 5.00%, 7/01/31 ...........................................     5,425,000      5,534,314
  University of Connecticut Foundation, Series A, 5.375%, 7/01/29 ....................................     1,250,000      1,288,700
  Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/23 .............................       260,000        267,376
  Village Families and Children, Series A, AMBAC Insured, 5.00%, 7/01/32 .............................     1,000,000      1,015,250
  Westover School, Series A, Asset Guaranteed, 5.70%, 7/01/30 ........................................     2,000,000      2,139,340
  Windham Community Memorial Hospital, Series C, 6.00%, 7/01/20 ......................................     8,000,000      7,391,680
  Yale New Haven Hospital, Refunding, Series H, MBIA Insured, 5.70%, 7/01/25 .........................     4,000,000      4,280,760

86

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                                  AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Connecticut State HFA Revenue, Special Obligation, Special Needs Housing, Series 1, AMBAC
     Insured, 5.00%,
     6/15/22 ........................................................................................... $1,000,000    $  1,023,340
     6/15/32 ...........................................................................................  1,000,000       1,016,000
Connecticut State HFAR,
     Housing Finance Mortgage Project, Series B, 6.10%, 11/15/31 .......................................  2,715,000       2,854,062
     Housing Mortgage Finance Program, Series C-2, 6.25%, 11/15/18 .....................................  1,500,000       1,591,200
     Housing Mortgage Finance Program, Sub Series B-1, 5.30%, 11/15/28 .................................  1,700,000       1,753,159
     Housing Mortgage Finance Program, Sub Series C-2, 5.85%, 11/15/28 .................................    975,000       1,013,708
     Housing Mortgage Finance Program, Sub Series D-1, 5.55%, 11/15/28 .................................  1,000,000       1,033,760
     Housing Mortgage Finance Program, Sub Series E-2, 5.20%, 11/15/21 .................................  1,840,000       1,902,873
Connecticut State Higher Education Supplemental Loan Authority Revenue, Family Education Loan Program,
     Series A,
     7.00%, 11/15/05 ...................................................................................    505,000         513,171
     7.20%, 11/15/10 ...................................................................................    145,000         148,054
     AMBAC Insured, 6.00%, 11/15/18 ....................................................................  1,720,000       1,860,851
     MBIA Insured, 5.50%, 11/15/17 .....................................................................  1,695,000       1,818,599
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure,
     Series A, FSA Insured, 5.375%, 10/01/18 ...........................................................  2,000,000       2,317,320
     Series A, FSA Insured, 5.00%, 10/01/21 ............................................................  4,000,000       4,523,160
     Series B, AMBAC Insured, 5.00%, 12/01/20 ..........................................................  5,000,000       5,292,100
     Series B, AMBAC Insured, 5.00%, 12/01/22 ..........................................................  1,000,000       1,040,610
Eastern Connecticut Resource Recovery Authority Solid Waste Revenue, Wheelabrator Lisbon ...............  5,000,000       4,973,850
     Project, Series A, 5.50%, 1/01/15
Griswold GO, AMBAC Insured, 7.50%, 4/01/06 .............................................................    200,000         234,774
Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ...................................................................................    250,000         258,853
     6.70%, 10/01/23 ...................................................................................  1,300,000       1,341,717
Guam Power Authority Revenue, Series A, Pre-Refunded, 6.75%, 10/01/24 ..................................  5,500,000       6,100,325
Monroe GO, Series B, 4.00%,
     4/15/16 ...........................................................................................  1,305,000       1,311,890
     4/15/17 ...........................................................................................  1,290,000       1,287,201
New Haven GO, Refunding, Series C, MBIA Insured, 5.00%, 11/01/22 .......................................  3,000,000       3,138,630
Puerto Rico Commonwealth GO, Public Improvement,
     MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ........................................................  1,775,000       2,103,925
     Refunding, FSA Insured, 5.125%, 7/01/30 ...........................................................  2,000,000       2,069,000
     Series A, 5.125%, 7/01/31 .........................................................................  5,000,000       5,051,950
     Series A, FGIC Insured, 5.00%, 7/01/32 ............................................................  5,000,000       5,138,450
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
     5.00%, 7/01/38 ....................................................................................  2,500,000       2,475,250
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A, AMBAC
     Insured, 5.00%, 7/01/28 ...........................................................................  5,000,000       5,115,650
Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 ............................................................ 13,000,000      13,605,410
     Series II, 5.25%, 7/01/31 .........................................................................  1,000,000       1,023,950
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
     Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ......................................................  4,845,000       4,839,331
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     University Plaza Project, Series A,
     MBIA Insured, 5.00%, 7/01/33 ......................................................................  1,000,000       1,022,070
Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ..............................  8,000,000       8,202,800
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.70%, 8/01/25 ......... 11,000,000      11,628,430
     University of Connecticut Revenue, Student Fee,
     Refunding, Series A, FGIC Insured, 5.00%, 11/15/26 ................................................ 10,000,000      10,283,100
     Series A, 5.00%, 5/15/23 .......................................................................... 10,000,000      10,273,800
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 11/15/25 .............................................  1,500,000       1,816,695
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/13 ..........................................................................................  2,500,000       2,635,100
     10/01/22 ..........................................................................................  2,500,000       2,536,974
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/21 ............  1,000,000         987,230
                                                                                                                        -----------
TOTAL LONG TERM INVESTMENTS (COST $305,172,953) ........................................................                319,497,450
                                                                                                                        -----------

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                     PRINCIPAL
   FRANKLIN CONNECTICUT TAX-FREE INCOME FUND                                                          AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (COST $2,000,000) .6%
 a Connecticut State Health and Educational Facilities Authority Revenue, Yale University, Series

   T-1, Weekly VRDN and Put,
     1.10%, 7/01/29 ..............................................................................  $ 2,000,000   $  2,000,000
                                                                                                                  ------------
   TOTAL INVESTMENTS (COST $307,172,953) 98.8% ...................................................                 321,497,450
   OTHER ASSETS, LESS LIABILITIES 1.2% ...........................................................                   4,037,500
                                                                                                                  ------------
   NET ASSETS 100.0% .............................................................................                $325,534,950
                                                                                                                  ============

See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN DOUBLE TAX-FREE INCOME FUND

                                                                                       YEAR ENDED FEBRUARY 28,
                                                                ------------------------------------------------------------------
CLASS A                                                          2003          2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................  $11.68        $11.55         $10.95         $11.88         $11.86
                                                                ------------------------------------------------------------------
Income from investment operations:
   Net investment income a ...................................     .54           .56            .58            .59            .60
   Net realized and unrealized gains (losses) ................     .22           .15            .60           (.92)           .06
                                                                ------------------------------------------------------------------
Total from investment operations .............................     .76           .71           1.18           (.33)           .66
                                                                ------------------------------------------------------------------
Less distributions from:
   Net investment income .....................................    (.54)         (.58)          (.58)          (.58)          (.60)
   Net realized gains ........................................      --            -- c           --           (.02)          (.04)
                                                                ------------------------------------------------------------------
Total distributions ..........................................    (.54)         (.58)          (.58)          (.60)          (.64)
                                                                ------------------------------------------------------------------
Net asset value, end of year .................................  $11.90        $11.68         $11.55         $10.95         $11.88
                                                                ==================================================================

Total return b ...............................................   6.67%         6.29%         11.06%        (2.91)%          5.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..............................$273,119      $239,081       $205,678       $195,157       $218,753
Ratios to average net assets:
   Expenses ..................................................    .74%          .75%           .77%           .74%           .74%
   Net investment income .....................................   4.61%         4.84%          5.18%          5.14%          4.98%
Portfolio turnover rate ......................................  31.54%        33.53%         42.32%         13.41%         20.19%

CLASS C
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...........................  $11.70        $11.58         $10.97         $11.89         $11.87
                                                                ------------------------------------------------------------------
Income from investment operations:
   Net investment income a ...................................     .48           .50            .52            .53            .53
   Net realized and unrealized gains (losses) ................     .23           .13            .61           (.92)           .06
                                                                ------------------------------------------------------------------
Total from investment operations .............................     .71           .63           1.13           (.39)           .59
                                                                ------------------------------------------------------------------
Less distributions from:
   Net investment income .....................................    (.48)         (.51)          (.52)          (.51)          (.53)
   Net realized gains ........................................      --            -- c           --           (.02)          (.04)
                                                                ------------------------------------------------------------------
Total distributions ..........................................    (.48)         (.51)          (.52)          (.53)          (.57)
                                                                ------------------------------------------------------------------
Net asset value, end of year .................................  $11.93        $11.70         $11.58         $10.97         $11.89
                                                                ==================================================================

Total return b ...............................................   6.17%         5.59%         10.54%        (3.37)%          5.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................. $30,856       $17,971        $10,413         $7,270         $7,050
Ratios to average net assets:
   Expenses ..................................................   1.24%         1.30%          1.32%          1.30%          1.30%
   Net investment income .....................................   4.11%         4.29%          4.63%          4.60%          4.43%
Portfolio turnover rate ......................................  31.54%        33.53%         42.32%         13.41%         20.19%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.002.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                      PRINCIPAL
FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                   AMOUNT          VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 96.1%
Childrens Trust Fund Tobacco Settlement Revenue,
     6.00%, 7/01/26 ............................................................................     $ 2,500,000     $ 2,986,000
     Asset Backed Bonds, Refunding, 5.50%, 5/15/39 .............................................      10,000,000       9,694,100
Guam Airport Authority Revenue, Series B,
     6.60%, 10/01/10 ...........................................................................       1,675,000       1,734,312
     6.70%, 10/01/23 ...........................................................................       5,800,000       5,986,122
Guam Power Authority Revenue,
     Refunding, Series A, MBIA Insured, 5.125%, 10/01/29 .......................................       1,975,000       2,031,702
     Refunding, Series A, MBIA Insured, 5.25%, 10/01/34 ........................................       7,000,000       7,292,460
     Series A, Pre-Refunded, 6.75%, 10/01/24 ...................................................       2,680,000       2,972,522
Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.40%, 7/01/11 ..............................................................       2,000,000       2,171,080
     Public Improvement, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ............................       8,000,000       9,482,480
     Public Improvement, Series A, 5.375%, 7/01/28 .............................................       2,000,000       2,068,280
     Public Improvement, Series A, FGIC Insured, 5.125%, 7/01/31 ...............................       5,000,000       5,165,500
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, Pre-Refunded, 6.00%, 7/01/39 ....................................................      10,000,000      12,097,700
     Series D, 5.375%, 7/01/36 .................................................................      11,990,000      12,347,902
     Series Y, 5.50%, 7/01/36 ..................................................................      11,850,000      12,455,772
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.90%, 7/01/07 ............................................................................         165,000         166,046
     7.75%, 7/01/08 ............................................................................         150,000         150,927
     7.50%, 7/01/09 ............................................................................         510,000         513,014
     AMBAC Insured, 5.00%, 7/01/21 .............................................................      10,000,000      10,418,300
     AMBAC Insured, 5.00%, 7/01/28 .............................................................       2,000,000       2,046,260
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation, Refunding,
  7.875%, 10/01/04 .............................................................................       1,320,000       1,330,072
Puerto Rico Electric Power Authority Revenue,
     Series HH, FSA Insured, 5.25%, 7/01/29 ....................................................       1,605,000       1,679,745
     Series II, 5.25%, 7/01/31 .................................................................      15,500,000      15,871,225
     Series II, FSA Insured, 5.125%, 7/01/26 ...................................................       1,000,000       1,043,530
     Series T, Pre-Refunded, 6.375%, 7/01/24 ...................................................       5,000,000       5,450,750
Puerto Rico HFC Home Mortgage Revenue, MBS, Series A, 5.20%, 12/01/33 ..........................      12,500,000      12,824,000
Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 10/01/15 ...............................................         345,000         345,876
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................................       1,085,000       1,088,667
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....................       2,060,000       2,092,630
Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage, First
     Portfolio, 6.25%, 4/01/29 .................................................................       1,915,000       1,996,828
Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
     Authority Revenue, PepsiCo Inc. Project,
     6.25%, 11/15/13 ...........................................................................         900,000         930,456
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Hospital Revenue,
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.125%, 8/01/25 ........................       2,500,000       2,708,750
     Dr. Pila Hospital Project, Refunding, FHA Insured, 6.25%, 8/01/32 .........................         500,000         543,185
     Hospital Auxilio Mutuo Obligation, Series A, MBIA Insured, 6.25%, 7/01/24 .................       8,445,000       9,227,429
     Mennonite General Hospital Project, 5.625%, 7/01/17 .......................................         825,000         720,646
     Mennonite General Hospital Project, 5.625%, 7/01/27 .......................................       2,000,000       1,652,440
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
     Financing Authority Industrial Revenue,
     Guaynabo Municipal Government, 5.625%, 7/01/15 ............................................       6,550,000       6,860,143
     Guaynabo Municipal Government, 5.625%, 7/01/22 ............................................       3,160,000       3,208,285
     Guaynabo Warehouse, Series A, 5.20%, 7/01/24 ..............................................       4,120,000       3,950,627
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
     Ana G. Mendez University System Project, Refunding, 5.375%, 12/01/21 ......................       2,000,000       2,077,320
     Ana G. Mendez University System Project, Refunding, 5.375%, 2/01/29 .......................       6,850,000       6,900,074
     Ana G. Mendez University System Project, Refunding, 5.50%, 12/01/31 .......................       3,565,000       3,642,539
     Cogen Facilities, AES Puerto Rico Project, 6.625%, 6/01/26 ................................       8,000,000       8,273,120
     University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 ..........................       6,000,000       6,132,420
Puerto Rico Municipal Finance Agency GO, Series A, FSA Insured, 5.50%, 8/01/23 .................       7,400,000       7,952,928

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                       PRINCIPAL
  FRANKLIN DOUBLE TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  Puerto Rico Municipal Finance Agency Revenue, Series A,
         FSA Insured, 5.00%, 8/01/27 .............................................................  $  6,500,000  $  6,701,435
         Pre-Refunded, 6.50%, 7/01/19 ............................................................     1,000,000     1,085,450
  Puerto Rico PBA Revenue,
         Government Facilities, Series D, 5.375%, 7/01/33 ........................................    12,500,000    12,816,875
         Refunding, Series G, 4.75%, 7/01/32 .....................................................     8,950,000     8,647,132
  Puerto Rico Port Authority Revenue, Series D, FGIC Insured, 6.00%, 7/01/21 .....................     1,250,000     1,255,550
  Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation,
         Series A, 5.00%, 6/01/26 ................................................................     3,865,000     3,864,691
         Series A, MBIA Insured, 5.00%, 8/01/31 ..................................................     2,000,000     2,049,560
         Series E, 5.50%, 8/01/29 ................................................................     7,000,000     7,294,700
  Virgin Islands HFA, SFR, Refunding, Series A, GNMA Secured,
         6.45%, 3/01/16 ..........................................................................       315,000       328,583
         6.50%, 3/01/25 ..........................................................................       745,000       774,368
  Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
         5.50%, 10/01/18 .........................................................................     3,000,000     3,097,290
         5.50%, 10/01/22 .........................................................................     6,750,000     6,849,833
         5.625%, 10/01/25 ........................................................................     3,950,000     4,002,022
  Virgin Islands Port Authority Marine Revenue, Series A, FSA Insured,
         5.25%, 9/01/18  .........................................................................     1,930,000     2,052,188
         5.00%, 9/01/23 ..........................................................................    10,000,000    10,165,900
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
         7/01/18 .................................................................................     1,700,000     1,713,189
         7/01/21 .................................................................................     1,000,000       987,230
  Virgin Islands Water and Power Authority Water System Revenue, Refunding,
         5.25%, 7/01/12 ..........................................................................     4,000,000     4,197,840
         5.50%, 7/01/17 ..........................................................................     4,000,000     4,126,000
                                                                                                                  ------------
  TOTAL LONG TERM INVESTMENTS   (COST $276,541,326) ..............................................                 292,294,000
                                                                                                                  ------------
  SHORT TERM INVESTMENTS 1.9%
a Puerto Rico Commonwealth Government Development Bank
  Revenue, Refunding, MBIA Insured, Weekly VRDN and Put,
    .89%, 12/01/15  ..............................................................................     3,100,000     3,100,000
a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Series A, AMBAC Insured, Weekly VRDN and Put, 1.05%, 7/01/28 ..............................     2,600,000     2,600,000
                                                                                                                  ------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,700,000) .................................................                   5,700,000
                                                                                                                  ------------
  TOTAL INVESTMENTS (COST $282,241,326) 98.0% ....................................................                 297,994,000
  OTHER ASSETS, LESS LIABILITIES 2.0%  ...........................................................                   5,981,110
                                                                                                                  ------------
  NET ASSETS 100.0% ..............................................................................                $303,975,110
                                                                                                                  ============


See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                                            YEAR ENDED FEBRUARY 28,
                                                                     --------------------------------------------------------------
                                                                       2003          2002          2001          2000         1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................   $11.14        $10.94        $10.52        $11.30       $11.25
                                                                     --------------------------------------------------------------
Income from investment operations:
   Net investment income a ........................................      .46           .50           .52           .51          .51
   Net realized and unrealized gains (losses) .....................      .35           .21           .42          (.78)         .06
                                                                     --------------------------------------------------------------
Total from investment operations ..................................      .81           .71           .94          (.27)         .57
                                                                     --------------------------------------------------------------
Less distributions from net investment income .....................     (.47)         (.51)         (.52)         (.51)        (.52)
                                                                     --------------------------------------------------------------
Net asset value, end of year ......................................   $11.48        $11.14        $10.94        $10.52       $11.30
                                                                     ==============================================================

Total return b ....................................................    7.45%         6.64%         9.10%       (2.43)%        5.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................... $365,043      $240,157      $164,450      $170,907     $195,598
Ratios to average net assets:
   Expenses .......................................................     .72%          .77%          .76%          .73%         .75%
   Expenses excluding waiver and payments by affiliate ............     .72%          .77%          .76%          .75%         .78%
   Net investment income ..........................................    4.07%         4.49%         4.88%         4.72%        4.53%
Portfolio turnover rate ...........................................    4.86%         7.47%         8.87%        31.27%       16.57%

a Based on average shares outstanding effective year ended February 29, 2000. b Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                      PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.1%
BONDS 98.5%
ALABAMA 6.2%
Alabama State GO, Series A, 4.00%,
   9/01/12 ...................................................................................... $  2,130,000  $   2,182,441
   9/01/15  .....................................................................................    1,000,000      1,003,910
Alabama Water Pollution Control Authority Revenue, Revolving Fund Loan,
   Refunding, Series B, AMBAC Insured, 4.625%, 8/15/13  .........................................    5,900,000      6,266,036
   Series B, AMBAC Insured, 4.125%, 2/15/14 .....................................................    3,000,000      3,070,080
East Alabama Health Care Authority Health Care Facilities Revenue, Tax Anticipation Bond, Series
   A, MBIA Insured,
   4.50%, 9/01/13  ..............................................................................    1,925,000      2,021,404
   4.625%, 9/01/14 ..............................................................................    2,010,000      2,112,470
   4.50%, 9/01/15 ...............................................................................    2,100,000      2,168,838
Huntsville Health Care Authority Revenue, Series A, MBIA Insured, 4.80%, 6/01/13 ................    2,400,000      2,580,768
Morgan County Decatur Health Care Authority Hospital Revenue, Refunding, Connie Lee Insured,
   5.80%, 3/01/04 ...............................................................................      500,000        521,935
Sylacauga GO, wts., AMBAC Insured, 5.50%, 6/01/12 ...............................................      600,000        685,038
                                                                                                                -------------
                                                                                                                   22,612,920
                                                                                                                -------------
ALASKA .1%
Alaska State HFC Revenue, Veteran's Mortgage, First Series, GNMA Secured, 5.80%, 6/01/04 ........      280,000        295,534
                                                                                                                -------------

ARIZONA 3.7%
Maricopa County GO,
   School District No. 11, Peoria Unified, Refunding, FSA Insured, 4.00%, 7/01/12 ...............    2,200,000      2,290,332
   School District No. 40, Glendale School Improvement, 6.10%, 7/01/08 ..........................      570,000        625,729
   School District No. 40, Glendale School Improvement, Pre-Refunded, 6.10%, 7/01/08 ............      430,000        480,805
   School District No. 97, Deer Valley School Improvement, Series A, FGIC Insured, 4.75%, 7/01/12    4,000,000      4,401,280
Maricopa County USD No. 48 Scottsdale GO, Refunding, Series A, FSA Insured, 4.00%, 7/01/15 ......    3,000,000      3,034,860
Maricopa County USD No. 80 Chandler GO, Project of 2002, Series A, FSA Insured, 4.00%, 7/01/14 ..    1,000,000      1,016,050
Mesa GO,
   FGIC Insured, Pre-Refunded, 4.50%, 7/01/14 ...................................................    1,000,000      1,087,420
   Refunding, Series A, FGIC Insured, 4.20%, 7/01/16 ............................................      715,000        724,888
                                                                                                                -------------
                                                                                                                   13,661,364
                                                                                                                -------------
ARKANSAS 1.0%
Conway Hospital Revenue, Conway Regional Medical Improvement, Refunding, Series A, 6.20%, 8/01/17    1,105,000      1,154,161
University of Arkansas University Revenue, Student Fee University of Arkansas at Fort Smith, FSA
  Insured, 4.75%, 12/01/15 ......................................................................    2,295,000      2,424,231
                                                                                                                -------------
                                                                                                                    3,578,392
                                                                                                                -------------
CALIFORNIA 6.1%
Bakersfield PFAR, Refunding, Series A, 5.80%, 9/15/05 ...........................................    2,050,000      2,079,910
California Educational Facilities Authority Revenue, Pooled College and University Financing,
Refunding, Series B, 5.90%, 6/01/03 .............................................................    1,500,000      1,517,385
California State Department of Water Resources Power Supply Revenue, Series A, 5.125%, 5/01/18 .     3,000,000      3,123,990
Los Angeles USD GO, Series A, MBIA Insured,
   4.125%, 7/01/15 .............................................................................     2,500,000      2,530,325
   4.25%, 7/01/16  .............................................................................     2,500,000      2,543,825
Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 4.00%, 6/01/14 .................    10,000,000     10,125,500
San Francisco Downtown Parking Corp. Parking Revenue, Pre-Refunded, 6.25%, 4/01/04 .............       200,000        204,744
San Joaquin County COP, General Hospital Project, ETM, 5.90%, 9/01/03 ..........................       200,000        204,718
                                                                                                                -------------
                                                                                                                   22,330,397
                                                                                                                -------------
COLORADO 1.3%
Denver City and County COP, Series B, AMBAC Insured, 5.75%, 12/01/16 ...........................     3,000,000      3,428,640
Montrose County COP, 6.20%, 6/15/03 ............................................................     1,500,000      1,521,075
                                                                                                                -------------
                                                                                                                    4,949,715
                                                                                                                -------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                               AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CONNECTICUT .7%
Connecticut State Health and Educational Facilities Authority Revenue, Sacred Heart University,
   Refunding, Series C, 6.00%, 7/01/05  ........................................................  $    135,000   $    146,196
   Series C, ETM, 6.00%, 7/01/05................................................................       425,000        470,127
Connecticut State HFAR, Housing Mortgage Finance Program, Series C-2, 6.00%, 11/15/10 ..........     2,000,000      2,157,080
                                                                                                                 ------------
                                                                                                                    2,773,403
                                                                                                                 ------------
FLORIDA 9.1%
Collier County Capital Improvement Revenue, FGIC Insured, 4.60%, 10/01/13 ......................     1,000,000      1,077,820
Hillsborough County School Board Sales Tax Revenue, AMBAC Insured, 4.25%, 10/01/12 .............     1,800,000      1,897,830
Jacksonville Electric Authority Revenue, Electric System, Sub Series A, 5.00%, 10/01/16.........     3,420,000      3,511,861
Jacksonville Water and Sewer System Revenue GO, Series B, FSA Insured, 4.10%, 10/01/13 .........     3,000,000      3,052,500
Marion County Public Improvement Revenue, Refunding, MBIA Insured,
   4.10%, 12/01/11 .............................................................................     1,600,000      1,690,192
   4.20%, 12/01/12 .............................................................................     1,400,000      1,479,044
   4.30%, 12/01/13 .............................................................................     1,800,000      1,898,100
Northern Palm Beach County Water Control District Revenue, Unit Development No. 31,
   Program 1, Refunding, 6.60%, 11/01/03 .......................................................       405,000        416,680
   Program 2, Refunding, 6.60%, 11/01/03 .......................................................       320,000        329,229
Orlando Waste Water Services Revenue, Refunding, Series A, AMBAC Insured, 4.00%, 10/01/14  .....     7,530,000      7,637,604
Palm Beach County IDR, Lourdes-Noreen McKeen Residence, Geriatric Care Inc. Project, Pre-Refunded,
   6.20%, 12/01/08 .............................................................................       275,000        325,353
   6.30%, 12/01/09 .............................................................................       580,000        688,292
Tampa Bay Water Utility System Revenue,
   FGIC Insured, Pre-Refunded, 5.75%, 10/01/15..................................................     1,000,000      1,182,420
   Series B, FGIC Insured, 4.75%, 10/01/15 .....................................................     4,140,000      4,391,132
   Series B, FGIC Insured, 4.75%, 10/01/16 .....................................................     3,400,000      3,580,914
                                                                                                                 ------------
                                                                                                                   33,158,971
                                                                                                                 ------------
GEORGIA 1.1%
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.30%, 12/01/13......     1,020,000        913,940
Wayne County Development Authority PCR, ITT Rayonier Inc. Project, Refunding, 6.10%, 11/01/07  .     3,105,000      3,177,502
                                                                                                                 ------------
                                                                                                                    4,091,442
                                                                                                                 ------------
HAWAII .9%
Hawaii State Department of Budget and Finance Special Purpose Revenue,
   Kaiser Permanente, Series A, 5.10%, 3/01/14 .................................................     2,500,000      2,576,025
   Kapi `Olani Health Obligation, 5.60%, 7/01/06 ...............................................       500,000        537,510
                                                                                                                 ------------
                                                                                                                    3,113,535
                                                                                                                 ------------
ILLINOIS 1.7%
Chicago Park District GO, Refunding, FGIC Insured, 4.125%, 1/01/14  ............................     3,125,000      3,189,469
Illinois Educational Facilities Authority Revenue, Columbia College, 5.875%, 12/01/03 ..........       190,000        195,795
Illinois HDA Revenue, Homeowner Mortgage, Sub Series A-1, 6.10%, 2/01/05 .......................       360,000        381,953
Illinois Health Facilities Authority Revenue,
   St. Elizabeth's Hospital, 6.00%, 7/01/05.....................................................       200,000        214,656
   Victory Health Services, Series A, 5.25%, 8/15/09 ...........................................     1,170,000      1,234,385
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
   Convention Center, ETM, 5.75%, 7/01/06 ......................................................       810,000        869,454
                                                                                                                 ------------
                                                                                                                    6,085,712
                                                                                                                 ------------
INDIANA 1.6%
Franklin EDR, Hoover Universal Inc. Project, Johnson Controls, Refunding, 6.10%, 12/01/04 ......     2,000,000      2,130,160
Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ..........     3,500,000      3,584,035
                                                                                                                 ------------
                                                                                                                    5,714,195
                                                                                                                 ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                  AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
KENTUCKY .7%
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian Regional
Health Center Facility,
   Refunding and Improvement,
     5.70%, 10/01/10 ...............................................................................  $  1,000,000   $    956,140
     5.75%, 10/01/11 ...............................................................................     1,500,000      1,427,805
                                                                                                                     ------------
                                                                                                                        2,383,945
                                                                                                                     ------------
LOUISIANA 2.9%
Louisiana Public Facilities Authority Revenue, Ochsner Clinic Foundation Project, Series A, MBIA
   Insured, 4.00%, 5/15/12  ........................................................................     6,285,000      6,435,463
Louisiana State Offshore Terminal Authority Deepwater Port Revenue, Loop Inc. Project, First
Stage, Refunding, Series B,
   6.20%, 9/01/03 ..................................................................................       100,000        102,058
St. John's Baptist Parish EDR, USX Corp. Project, Refunding, 5.35%, 12/01/13 .......................     4,000,000      4,033,400
                                                                                                                     ------------
                                                                                                                       10,570,921
                                                                                                                     ------------
MASSACHUSETTS 3.2%
Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste Management Inc.
   Project, Series B,
   6.90%, 12/01/29 .................................................................................     3,000,000      3,275,820
Massachusetts State Development Finance Agency Revenue, Loomis Community Project, First Mortgage,
   Refunding, Series A,
   5.50%, 7/01/08 ..................................................................................     2,835,000      2,832,165
Massachusetts State Industrial Finance Agency Resource Recovery Revenue, Ogden Haverhill Project,
   Refunding, Series A,
     5.15%, 12/01/07 ...............................................................................     2,000,000      1,942,600
     5.20%, 12/01/08 ...............................................................................     2,000,000      1,932,480
Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care, 5.50%, 10/01/12 .....     1,745,000      1,865,021
                                                                                                                     ------------
                                                                                                                       11,848,086
                                                                                                                     ------------
MICHIGAN 4.8%
Battle Creek Downtown Development Authority Tax Allocation, Refunding, MBIA Insured, 5.00%, 5/01/17.     3,295,000      3,462,617
Chippewa County Hospital Financing Authority Revenue, Chippewa County War Memorial Hospital,
   Refunding, Series B,
   5.30%, 11/01/07 .................................................................................       815,000        858,497
Detroit GO, Refunding, Series B, 6.375%, 4/01/06  ..................................................     1,000,000      1,101,620
Ferris State University Revenue, Refunding, AMBAC Insured, 5.00%, 10/01/18 .........................     2,640,000      2,762,496
Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A, MBIA
   Insured, 6.00%, 11/15/13 ........................................................................     1,200,000      1,376,268
Saginaw-Midland GO, Municipal Water Supply Corp. Revenue, Water Supply System, Refunding, MBIA
   Insured, 4.25%, 9/01/13 .........................................................................     1,245,000      1,296,456
Wayne-Westland Community Schools GO, Refunding,
     4.50%, 5/01/12 ................................................................................     1,035,000      1,110,151
     4.625%, 5/01/13 ...............................................................................     1,095,000      1,178,132
Western Townships Utilities Authority GO, Refunding, MBIA Insured, 4.75%, 1/01/17 ..................     4,290,000      4,454,264
                                                                                                                     ------------
                                                                                                                       17,600,501
                                                                                                                     ------------
MINNESOTA 6.9%
Chaska ISD No. 112 GO, Refunding,
     Series A, 5.00%, 2/01/16 ......................................................................     4,000,000      4,239,120
     Series A, FSA Insured, 4.00%, 2/01/14 .........................................................     2,060,000      2,092,383
Minneapolis GO, Various Purpose, 5.00%, 12/01/17 ...................................................     3,000,000      3,191,910
Minneapolis Special School District No. 1 COP, Refunding, Series B, FGIC Insured, 4.625%, 2/01/17 ..     1,000,000      1,031,700
Mounds View ISD No. 621 GO, MBIA Insured, 5.00%,
     2/01/14 .......................................................................................     2,340,000      2,561,504
     2/01/15 .......................................................................................     2,425,000      2,631,586
     2/01/16 .......................................................................................     2,460,000      2,650,330
Ramsey County GO, Capital Improvement Plan, Series A, 4.75%, 2/01/15 ...............................     2,215,000      2,353,725
Robbinsdale ISD No. 281 GO, Refunding, FSA Insured,
     4.00%, 2/01/13 ................................................................................     2,070,000      2,124,607
     4.125%, 2/01/14 ...............................................................................     2,175,000      2,229,571
                                                                                                                     ------------
                                                                                                                       25,106,436
                                                                                                                     ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)



                                                                                                     PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                                AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MISSOURI 2.0%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue, Refunding, 5.00%, 12/01/08 ......  $3,000,000     $3,074,910
Southeast Missouri State University System Facilities Revenue, Refunding and Improvement, MBIA
Insured,
     4.375%, 4/01/12  ............................................................................     335,000        355,693
     4.50%, 4/01/14  .............................................................................     545,000        572,452
     4.60%, 4/01/15  .............................................................................   1,360,000      1,428,231
     4.70%, 4/01/16  .............................................................................   1,165,000      1,223,215
West Plains IDA, Hospital Revenue, Ozarks Medical Center Project, Refunding, 5.00%, 11/15/04  ....     560,000        563,937
                                                                                                                  ------------
                                                                                                                    7,218,438
                                                                                                                  ------------
NEW HAMPSHIRE .1%
New Hampshire Higher Education and Health Facilities Authority Revenue, New Hampshire Catholic
Charities, Refunding, Series A,
   5.10%, 8/01/04  ...............................................................................     490,000        489,843
                                                                                                                  ------------
NEW JERSEY 4.3%
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste Management
Inc. Project, Refunding, Series A,
   6.85%, 12/01/29 ...............................................................................   2,625,000      2,891,779
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, Series 1, 5.90%,
 1/01/15  ........................................................................................     900,000        879,723
New Jersey Health Care Facilities Financing Authority Revenue, Monmouth Medical Center,
Refunding, Series C, FSA Insured, ETM,
   5.80%, 7/01/04 ................................................................................   1,000,000      1,061,510
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Refunding,
Series C, FSA Insured,
   4.50%, 12/15/10 ...............................................................................   10,000,000    10,888,400
                                                                                                                  ------------
                                                                                                                   15,721,412
                                                                                                                  ------------
NEW YORK 10.0%
Liverpool Central School District GO, Refunding, FSA Insured, 5.00%, 7/15/14  ....................   1,560,000      1,704,955
Middletown New York City School District, Refunding, Series A, FSA Insured, 4.00%,
     11/01/14  ...................................................................................   1,785,000      1,816,452
     11/01/15  ...................................................................................   2,050,000      2,064,637
MTA Commuter Facilities Revenue, Services Contract, Refunding, Series R, ETM, 5.50%, 7/01/11  ....   2,215,000      2,520,736
MTA Transportation Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15  ...................   1,500,000      1,793,565
New York City GO,
     Refunding, Series H, 5.90%, 8/01/09  ........................................................     500,000        551,365
     Refunding, Series J, 6.00%, 8/01/08  ........................................................   3,000,000      3,368,580
     Series C, MBIA Insured, 5.875%, 8/01/16  ....................................................   1,250,000      1,428,075
     Series J, 6.00%, 2/15/04  ...................................................................   1,000,000      1,044,450
New York City Health and Hospital Corp. Revenue, Refunding, Series A, 6.00%, 2/15/06  ............   2,500,000      2,554,425
New York City Transitional Finance Authority Revenue, Series C, 4.50%, 2/15/13 ...................   4,500,000      4,757,895
New York GO, Series F, 4.75%, 1/15/16  ...........................................................   3,000,000      2,996,970
New York State Dormitory Authority Revenue,
     FHA, Insured Mortgage, St. Barnabas, Series B, AMBAC Insured, 4.25%, 8/01/14  ...............   2,355,000      2,424,920
     Mental Health Services Facilities Improvement, Refunding, Series D, 5.60%, 2/15/07  .........     140,000        157,549
     Mental Health Services Facilities Improvement, Series D, MBIA Insured, 5.00%, 8/15/17  ......   2,000,000      2,110,040
New York State HFAR, Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05  ......   1,000,000      1,086,050
New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
Pre-Refunded, 5.75%,
     4/01/08  ....................................................................................     500,000        573,115
     4/01/09  ....................................................................................   1,150,000      1,318,165
Port Authority of New York and New Jersey Special Obligation Revenue, 3rd Installment, 7.00%,
 10/01/07  .......................................................................................   1,000,000      1,064,140
Ulster County Resource Recovery Agency Solid Waste System Revenue, Pre-Refunded, 5.90%, 3/01/07 ..   1,100,000      1,122,000
                                                                                                                  ------------
                                                                                                                   36,458,084
                                                                                                                  ------------
NORTH CAROLINA 6.1%
Asheville Water System Revenue, FSA Insured, 5.25%,
     8/01/15  ....................................................................................     915,000      1,011,752
     8/01/17  ....................................................................................   1,020,000      1,114,024
     8/01/19  ....................................................................................   1,030,000      1,111,947
Charlotte Water and Sewer System Revenue, 5.00%, 6/01/16  ........................................   4,000,000      4,315,800

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NORTH CAROLINA (CONT.)
North Carolina Eastern Municipal Power Agency Power System Revenue,
     Refunding, Series D, 6.00%, 1/01/09  ........................................................ $ 1,000,000   $  1,111,670
     Series D, 6.45%, 1/01/14  ...................................................................   1,000,000      1,113,910
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding, Series B, 6.50%,
     1/01/09  ....................................................................................   5,000,000      5,746,700
Wake County GO, Public Improvement, 4.50%, 3/01/14  ..............................................   6,400,000      6,773,440
                                                                                                                 ------------
                                                                                                                   22,299,243
                                                                                                                 ------------
OHIO 7.2%
Akron GO, Refunding and Improvement Various, MBIA Insured, 4.125%, 12/01/14 ......................   1,000,000      1,000,000
Allen County GO, AMBAC Insured, 4.75%, 12/01/17  .................................................   2,180,000      2,301,666
Butler County GO, MBIA Insured, 4.00%,
     12/01/13  ...................................................................................   1,595,000      1,648,464
     12/01/14  ...................................................................................   1,210,000      1,235,410
Franklin County Health Care Facilities Revenue, Presbyterian Retirement Services, Refunding,
     5.25%, 7/01/08  .............................................................................     575,000        592,152
     5.40%, 7/01/10  .............................................................................     775,000        788,524
     5.50%, 7/01/11  .............................................................................     500,000        507,175
Lake Ohio Local School District GO, MBIA Insured, 5.20%, 12/01/17  ...............................   2,565,000      2,800,159
Mahoning County Sewer System Revenue, AMBAC Insured, 5.20%, 12/01/14  ............................   1,360,000      1,500,556
Ohio State Building Authority Revenue, State Facilities, Administration Building Fund Project,
     Refunding, Series B, FSA Insured, 4.00%, 10/01/12  ..........................................   1,000,000      1,040,350
Ohio State GO, Common Schools, Series B, 4.00%, 9/15/14  .........................................   8,895,000      9,077,614
University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/14  ......................   2,000,000      2,284,060
Youngstown GO, AMBAC Insured, 6.125%, 12/01/15  ..................................................   1,275,000      1,570,622
                                                                                                                 ------------
                                                                                                                   26,346,752
                                                                                                                 ------------
OKLAHOMA 1.0%
Jackson County Memorial Hospital Authority Revenue, Jackson County Memorial Hospital Project,
     Refunding, 6.75%, 8/01/04  ..................................................................     670,000        676,894
Okmulgee County Governmental Building Authority Sales Tax Revenue, First Mortgage, MBIA Insured,
     5.60%, 3/01/10  .............................................................................   1,300,000      1,479,244
     6.00%, 3/01/15  .............................................................................     700,000        802,361
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding, 5.75%,
     8/15/06 .....................................................................................     560,000        593,449
                                                                                                                 ------------
                                                                                                                    3,551,948
                                                                                                                 ------------
OREGON 3.2%
Clackamas County Hospital Facilities Authority Revenue, Willamette View Inc. Project, Refunding,
     6.00%, 11/01/06 .............................................................................     500,000        515,130
Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Refunding,
     5.75%, 10/01/12 .............................................................................   1,000,000      1,035,210
Lane County School District No. 52 Bethel GO, Refunding, FSA Insured,
     3.75%, 6/15/12  .............................................................................   1,645,000      1,664,247
     3.75%, 6/15/13  .............................................................................   1,785,000      1,789,088
     3.875%, 6/15/14  ............................................................................   1,935,000      1,941,656
Salem Water and Sewer Revenue, Refunding, FSA Insured,
     4.375%, 6/01/11  ............................................................................   2,160,000      2,313,338
     4.50%, 6/01/12  .............................................................................   2,250,000      2,428,043
                                                                                                                 ------------
                                                                                                                   11,686,712
                                                                                                                 ------------
PENNSYLVANIA 2.5%
Allegheny County IDAR, Pollution Control, Refunding, Series A, AMBAC Insured, 4.35%, 12/01/13 ....   5,000,000      5,155,700
Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding, 5.40%, 7/01/07 ...   1,135,000      1,125,443
Delaware County IDA, PCR, Peco Energy Co. Project, Refunding, Series A, 5.20%, 4/01/21  ..........   1,000,000      1,041,200
Northeastern Hospital and Educational Authority College Revenue, Kings College Project, ..........
     Refunding, Series B, 5.60%, 7/15/03  ........................................................     410,000        415,613
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%,
 1/01/10 .........................................................................................   1,300,000      1,325,610
                                                                                                                 ------------
                                                                                                                    9,063,566
                                                                                                                 ------------
SOUTH CAROLINA .9%
Charleston County Resource Recovery Revenue, Foster Wheeler Charleston, Refunding, AMBAC Insured,
     5.25%, 1/01/10  .............................................................................   1,000,000      1,102,790
Rock Hill Utility System Revenue, Refunding and Improvement, Series A, FSA Insured, 4.00%,
 1/01/14  ........................................................................................   2,000,000      2,029,160
                                                                                                                 ------------
                                                                                                                    3,131,950
                                                                                                                 ------------

   FRANKLIN TAX-FREE TRUST STATEMENT OF INVESTMENTS,
   FEBRUARY 28, 2003 (CONT.)

                                                                                                      PRINCIPAL
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                              AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TENNESSEE 1.1%
a  Metropolitan Government of Nashville and Davidson County
     IDBR, Osco Treatment Inc., Refunding and Improvement,
     6.00%, 5/01/03 .............................................................................    $   278,895    $   105,980
   Tennessee State School Board Authority Revenue, Higher Educational Facilities, Second
   Program, Series A, FSA Insured,
     5.00%, 5/01/13 .............................................................................      3,425,000      3,754,006
                                                                                                                    -------------
                                                                                                                      3,859,986
                                                                                                                    -------------
   TEXAS 3.5%
   Abilene Higher Educational Facilities Revenue, Abilene Christian University,
     5.90%, 10/01/05 ............................................................................        720,000        789,286
     Refunding, ETM, 5.90%, 10/01/05 ............................................................         65,000         72,469
   Goose Creek Consolidated ISD GO, 5.00%, 2/15/15 ..............................................      1,000,000      1,038,250
   Houston Hotel Occupancy Tax and Special Revenue, Convention and Entertainment, Series B, AMBAC
     Insured, 5.00%, 9/01/11 ....................................................................      6,000,000      6,656,040
   Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.35%, 11/01/10 .      2,500,000      2,566,725
   Travis County Health Facilities Development Corp. Revenue, Ascension Health Credit,
     Refunding, Series A, MBIA Insured,
     6.25%, 11/15/17 ............................................................................      1,500,000      1,704,120
                                                                                                                    -------------
                                                                                                                     12,826,890
                                                                                                                    -------------
   U.S. TERRITORIES 3.0%
   District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 .......................................................        200,000        215,918
     Series A, ETM, 5.875%, 6/01/05 .............................................................        500,000        551,005
   Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 .......................      1,345,000      1,425,377
   Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 .......................      4,000,000      4,217,600
   Virgin Islands Water and Power Authority Water System Revenue, Refunding,
     4.875%, 7/01/06 ............................................................................      2,000,000      2,135,300
     5.00%, 7/01/09 .............................................................................      2,400,000      2,557,608
                                                                                                                    -------------
                                                                                                                     11,102,808
                                                                                                                    -------------
   UTAH .1%
   Salt Lake County College Revenue, Westminster College Project, 5.50%, 10/01/12 ...............        340,000        363,650
                                                                                                                    -------------
   VIRGINIA .8%
   Covington-Alleghany County IDA, PCR, Westvaco Corp. Project, Refunding, 5.85%, 9/01/04 .......      2,800,000      2,924,096
                                                                                                                    -------------
   WASHINGTON .5%
   Marysville Water and Sewer Revenue, Refunding, MBIA Insured, 5.75%, 12/01/05 .................        600,000        618,654
   Washington State Public Power Supply System Revenue, Nuclear Project No. 1, Refunding,
     Series A, AMBAC Insured, 5.70%, 7/01/09 ....................................................      1,000,000      1,128,370
                                                                                                                    -------------
                                                                                                                      1,747,024
                                                                                                                    -------------
   WEST VIRGINIA .2%
   West Virginia Public Energy Authority Energy Revenue, Morgantown Association Project,
     Series A, 5.05%, 7/01/08....................................................................        860,000        894,741
                                                                                                                    -------------
   TOTAL BONDS ..................................................................................                   359,562,612
                                                                                                                    -------------
   ZERO COUPON BONDS .6%
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, Refunding,
     Series A, 1/15/17 ..........................................................................      3,000,000      2,266,200
                                                                                                                    -------------

   TOTAL LONG TERM INVESTMENTS (COST $344,808,296) ..............................................                   361,828,812
                                                                                                                    -------------
   SHORT TERM INVESTMENTS 3.6%
   MASSACHUSETTS .2%
b  Massachusetts State Water Resource Authority Revenue, Multi-Modal, Refunding, Sub
     Series D, Daily VRDN and Put, .95%, 8/01/17 ................................................        800,000        800,000
                                                                                                                    -------------
   NEW YORK 3.4%
b  Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN
    and Put, .90%, 5/01/33 ......................................................................      1,900,000      1,900,000
b  New York City GO,
     Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put, .90%, 8/01/21 ........      1,600,000      1,600,000
     Refunding, Series H, Sub Series H-3, Daily VRDN and Put, 1.05%, 8/01/20 ....................        600,000        600,000
     Series H, Sub Series H-3, Daily VRDN and Put, .90%, 8/01/23 ................................        900,000        900,000
   Sub Series A-7, Daily VRDN and Put, .90%, 8/01/20 ............................................      2,000,000      2,000,000

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                    PRINCIPAL
   FRANKLIN FEDERAL INTERMEDIATE-TERM TAX-FREE INCOME FUND                                            AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   NEW YORK (CONT.)
 b New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series G,
     FGIC Insured, Daily VRDN and Put,
     .90%, 6/15/24 ............................................................................... $  1,400,000 $    1,400,000
 b New York GO, Sub Series A-10, Daily VRDN and Put, .92%, 8/01/17 ...............................    1,100,000      1,100,000
 b Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
     Structure, Series 2, Daily VRDN and Put, .85%, 5/01/19.......................................    2,800,000      2,800,000
                                                                                                                ---------------
                                                                                                                    12,300,000
                                                                                                                ---------------
   TOTAL SHORT TERM INVESTMENTS (COST $13,100,000) ...............................................                  13,100,000
                                                                                                                ---------------
   TOTAL INVESTMENTS (COST $357,908,296) 102.7% ..................................................                 374,928,812
   OTHER ASSETS, LESS LIABILITIES (2.7)% .........................................................                 (9,885,660)
                                                                                                                ---------------
   NET ASSETS 100.0% .............................................................................              $  365,043,152
                                                                                                                ===============


See glossary of terms on page 139.

aSee Note 6 regarding defaulted securities.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND

                                                                                  YEAR ENDED FEBRUARY 28,
                                                      -----------------------------------------------------------------------
CLASS A                                                    2003          2002          2001            2000          1999 d
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........             $10.58        $10.50        $10.41          $11.49         $11.68
                                                      -----------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................                .59           .61           .62             .65            .66
   Net realized and unrealized gains (losses)               (.18)          .06           .09           (1.08)          (.18)
                                                      -----------------------------------------------------------------------
Total from investment operations ............                .41           .67           .71            (.43)           .48
                                                      -----------------------------------------------------------------------
Less distributions from:
   Net investment income ....................               (.60)         (.59)         (.62)           (.65)          (.65)
   Net realized gains .......................                 --            --            --              -- c         (.02)
                                                      -----------------------------------------------------------------------
Total distributions .........................               (.60)         (.59)         (.62)           (.65)          (.67)
                                                      -----------------------------------------------------------------------
Net asset value, end of year ................             $10.39        $10.58        $10.50          $10.41         $11.49

Total return b...............................              3.97%         6.53%         6.99%          (3.81)%         4.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $4,410,233    $4,660,764    $4,709,402      $5,017,322     $5,988,204
Ratios to average net assets:
   Expenses .................................               .62%          .62%          .62%            .61%           .62%
   Net investment income ....................              5.69%         5.78%         5.90%           5.92%          5.64%
Portfolio turnover rate .....................             11.81%        10.18%        11.08%          25.35%         18.55%

CLASS B
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........             $10.64        $10.54        $10.45          $11.52         $11.51
                                                      -----------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................                .54           .56           .56             .59            .11
   Net realized and unrealized gains (losses)               (.19)          .07           .09           (1.07)            --
                                                      -----------------------------------------------------------------------
Total from investment operations ............                .35           .63           .65            (.48)           .11
                                                      -----------------------------------------------------------------------
Less distributions from:
   Net investment income ....................               (.54)         (.53)         (.56)           (.59)          (.10)
   Net realized gains .......................                 --            --            --              -- c           --
                                                      -----------------------------------------------------------------------
Total distributions .........................               (.54)         (.53)         (.56)           (.59)          (.10)
                                                      -----------------------------------------------------------------------
Net asset value, end of year ................             $10.45        $10.64        $10.54          $10.45         $11.52
                                                      =======================================================================

Total return b ..............................              3.37%         6.10%         6.38%         (4.27)%           .96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............           $212,027      $175,655      $136,030         $92,099        $15,487
Ratios to average net assets:
   Expenses .................................              1.18%         1.18%         1.18%           1.17%          1.18% e
   Net investment income ....................              5.13%         5.23%         5.33%           5.44%          5.06% e
Portfolio turnover rate .....................             11.81%        10.18%        11.08%          25.35%         18.55%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.003.
dFor the period January 1, 1999 (effective date) to February 28, 1999 for
 Class B.
eAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN HIGH YIELD TAX-FREE INCOME FUND (CONT.)

                                                                                   YEAR ENDED FEBRUARY 28,
                                                     --------------------------------------------------------------------------
CLASS C                                                  2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $10.67          $10.58          $10.48          $11.56          $11.75
                                                     --------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .54             .56             .56             .59             .60
   Net realized and unrealized gains (losses)             (.19)            .06             .10           (1.08)           (.18)
                                                     --------------------------------------------------------------------------
Total from investment operations ............              .35             .62             .66            (.49)            .42
                                                     --------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.54)           (.53)           (.56)           (.59)           (.59)
   Net realized gains .......................               --              --              --              -- c          (.02)
                                                     --------------------------------------------------------------------------
Total distributions .........................             (.54)           (.53)           (.56)           (.59)           (.61)
                                                     --------------------------------------------------------------------------
Net asset value, end of year ................           $10.48          $10.67          $10.58          $10.48          $11.56
                                                     ==========================================================================

Total return b ..............................            3.37%           5.98%           6.45%         (4.41)%           3.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $508,653        $504,900        $501,372        $540,932        $631,974
Ratios to average net assets:
   Expenses .................................            1.18%           1.18%           1.18%           1.17%           1.18%
   Net investment income ....................            5.13%           5.23%           5.34%           5.35%           5.07%
Portfolio turnover rate .....................           11.81%          10.18%          11.08%          25.35%          18.55%

aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.003.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                   PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.7%
   BONDS 89.2%
   ALABAMA .2%
   Oneonta Eastern Health Systems Special Care Facilities Financing Authority GO,
     7.75%, 7/01/21 .............................................................................. $11,500,000    $ 12,694,045
                                                                                                                  ------------
   ALASKA .3%
   Alaska Industrial Development and Export Authority Power Revenue, Upper Lynn Canal Regional
     Power,
     5.70%, 1/01/12 ..............................................................................   2,765,000       2,589,754
     5.80%, 1/01/18 ..............................................................................   1,495,000       1,294,984
     5.875%, 1/01/32 .............................................................................   6,900,000       5,624,535
   Alaska Industrial Development and Export Authority Revenue, Revolving Fund, Refunding, Series
    A, 6.20%, 4/01/10.............................................................................     670,000         684,901
   Alaska State HFC Revenue,
     Refunding, Series A, MBIA Insured, 6.00%, 12/01/15 ..........................................   1,815,000       1,910,033
     Series A, MBIA Insured, 5.85%, 12/01/15 .....................................................   2,340,000       2,451,267
                                                                                                                  ------------
                                                                                                                    14,555,474
                                                                                                                  ------------
   ARIZONA 7.0%
   Apache County IDA,
     IDR, Tucson Electric Power Co. Project, Series C, 5.85%, 3/01/26 ............................  16,500,000      14,920,125
     PCR, Tucson Electric Power Co. Project, Series A, 5.85%, 3/01/28 ............................  53,150,000      47,883,367
     PCR, Tucson Electric Power Co. Project, Series B, 5.875%, 3/01/33 ...........................  33,800,000      30,334,148
   Arizona Health Facilities Authority Revenue,
     Bethesda Foundation Project, Series A, 6.375%, 8/15/15 ......................................     400,000         396,428
     Bethesda Foundation Project, Series A, 6.40%, 8/15/27 .......................................   4,000,000       3,801,280
     Catholic Healthcare West, Series A, 6.625%, 7/01/20 .........................................   4,340,000       4,542,808
   Casa Grande IDA, Hospital Revenue, Casa Grande Regional Medical Center, Series A, 7.25%,
    12/01/32......................................................................................  14,500,000      14,375,300
   Coconino County PCR, Tucson Electric Power Navajo, Refunding,
     Series A, 7.125%, 10/01/32 ..................................................................  21,125,000      21,797,831
     Series B, 7.00%, 10/01/32 ...................................................................   9,500,000       9,816,730
   Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ......................................   4,000,000         880,000
   Health Facilities Authority Hospital System Revenue, John C. Lincoln Health Network, 6.375%,
     12/01/37                                                                                        2,500,000       2,573,150
   Maricopa County IDA, Health Facility Revenue, Catholic Healthcare, Refunding, 5.00%, 7/01/16 ..   6,500,000       6,571,045
   Maricopa County Pollution Control Corp. PCR,
     El Paso Electric, Series A, 6.375%, 7/01/14 .................................................  32,000,000      32,441,280
     Public Service Co. of Colorado, Palo Verde, Refunding, Series A, 6.375%, 8/15/23 ............   8,500,000       8,576,840
     Public Service Co. of Colorado, Refunding, Series A, 5.75%, 11/01/22 ........................   9,800,000       9,662,996
   Pima County IDAR, Tucson Electric Power Co. Project,
     Series A, 6.10%, 9/01/25 ....................................................................   3,990,000       3,683,448
     Series B, 6.00%, 9/01/29 ....................................................................  94,690,000      86,850,615
     Series C, 6.00%, 9/01/29 ....................................................................  53,500,000      49,070,735
   Red Hawk Canyon Community Facilities District No. 1, Arizona Assessment Revenue,
     7.625%, 6/01/05 .............................................................................   8,335,000       8,746,999
                                                                                                                  ------------
                                                                                                                   356,925,125
                                                                                                                  ------------
   ARKANSAS .4%
   Arkansas State Development Finance Authority Industrial Facilities Revenue, Potlach Corp.
     Projects, Series A, 7.75%, 8/01/25 ..........................................................   3,800,000       3,810,906
   Baxter County IDR, Aeroquip/Trinova Corp. Project, Refunding, 5.80%, 10/01/13 .................   2,400,000       2,709,720
   Calhoun County Solid Waste Disposal Revenue, Georgia-Pacific Corp. Project, 6.375%, 11/01/26 ..  10,000,000       7,361,200
   Independence County PCR, Arkansas Power and Light Co. Project, Refunding, 6.25%, 1/01/21 ......   5,000,000       5,098,750
   Warren Solid Waste Disposal Revenue, Potlach Corp. Project, 7.00%, 4/01/12 ....................   3,150,000       3,158,127
                                                                                                                  ------------
                                                                                                                    22,138,703
                                                                                                                  ------------
   CALIFORNIA 8.5%
   ABAG 1915 Act, Special Assessment,
     Windemere Ranch AD 1, 7.45%, 9/02/30 ........................................................  38,610,000      41,454,013
     Windemere Ranch AD 99-1, 6.375%, 9/02/32 ....................................................  10,000,000      10,355,700
   Adelanto Water Authority Revenue, Water Systems Acquisition Project, sub. lien, Series A,
    Pre-Refunded, 7.50%, 9/01/28 .................................................................  21,330,000      27,502,689
   Alameda County MFHR, Claremont House Project, Refunding, Series A, 8.00%, 12/01/23 ............  12,150,000      13,146,179
 a Arroyo Grande Hospital System COP, Vista Hospital Systems,
     Refunding, Series A, 7.315%, 7/01/20 ........................................................  22,515,000       8,330,550
     Series A, 6.45%, 7/01/06 ....................................................................   2,500,000         925,000

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                    PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Avenal PFAR, Refunding,
        7.00%, 9/02/10 .......................................................................... $  1,250,000   $   1,339,188
        7.25%, 9/02/27 ..........................................................................    3,665,000       3,890,288
   Azusa RDA, Tax Allocation, Merged Area Project, Refunding, Series A, 6.75%, 8/01/23 ..........    2,850,000       2,947,613
   Beaumont PFAR, Sewer Enterprise Project, Series A, Pre-Refunded, 6.90%, 9/01/23 ..............    4,495,000       5,713,190
   Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ...............................    6,000,000       6,156,300
   California County California Tobacco Securitization Agency Tobacco Revenue, Asset-Backed,
   Alameda County,
        5.75%, 6/01/29 ..........................................................................      500,000         454,615
        5.875%, 6/01/35 .........................................................................    5,700,000       5,044,215
   California Educational Facilities Authority Revenue, Pooled College and University Financing,
        Series B, 6.125%, 6/01/09 ...............................................................    3,000,000       3,087,780
   California PCFA, Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%,
        11/01/27 ................................................................................    5,480,000       5,479,726
   California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 .........      680,000         698,224
   California Statewide CDA Revenue,
        Elder Care Alliance, Series A, 8.25%, 11/15/32 ..........................................   13,090,000      13,305,200
        Eskaton Village Grass Valley, 8.25%, 11/15/31 ...........................................    3,500,000       3,773,665
        Monterey Institute International, 7.75%, 7/01/31 ........................................   15,370,000      13,240,025
        Prospect Sierra School, 6.75%, 9/01/32 ..................................................    6,545,000       6,653,058
   Capistrano USD, CFD,
        Special Tax No. 9, Pre-Refunded, 6.60%, 9/01/05 .........................................      285,000         298,364
        Special Tax No. 9, Pre-Refunded, 6.70%, 9/01/06 .........................................      280,000         293,266
        Special Tax No. 9, Pre-Refunded, 6.80%, 9/01/07 .........................................      325,000         340,555
        Special Tax No. 9, Pre-Refunded, 6.90%, 9/01/08 .........................................      260,000         272,503
        Special Tax No. 90-2 Talega, 5.875%, 9/01/31 ............................................    3,500,000       3,578,750
        Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 ......................................    1,000,000       1,048,830
   Chula Vista CFD, Special Tax No. 99-1, Otay Ranch Special Assessment 1, 6.10%, 9/01/31 .......    4,890,000       4,985,159
   Corona COP,
        Corona Community Hospital Project, ETM, 9.425%, 9/01/06 .................................    4,655,000       5,408,039
        Corona Community Hospital Project, Pre-Refunded, 9.425%, 9/01/20 ........................    8,820,000      12,438,934
        a Vista Hospital System, Refunding, Series B, 6.45%, 7/01/06 ............................   11,100,000       4,107,000
        a Vista Hospital System, Refunding, Series B, 7.315%, 7/01/20 ...........................   10,885,000       4,027,450
   El Dorado County CFD, Special Tax, Promontory Specific, Series No. 2001-1, 6.30%, 9/01/31 ....    3,500,000       3,593,170
   Elk Grove Special Tax, East Franklin Community No. 1-A,
        5.80%, 8/01/25 ..........................................................................    4,245,000       4,277,729
        6.00%, 8/01/33 ..........................................................................    5,435,000       5,539,950
   Emeryville RDA, MFHR, Emery Bay Apartments II,
        Refunding, Series A, 5.85%, 10/01/28 ....................................................   14,305,000      14,335,470
        sub. lien, Refunding, Series B, 6.35%, 10/01/28 .........................................    3,375,000       3,381,986
        sub. lien, Refunding, Series C, 7.875%, 10/01/28 ........................................    1,990,000       1,997,084
   Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A, Pre-Refunded,
    6.50%, 1/01/32 ..............................................................................   37,675,000      44,170,924
   Fullerton CFD No. 1, Special Tax Revenue, Amerige Heights, 6.20%, 9/01/32 ....................    3,500,000       3,572,870
   Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%, 9/01/25     4,465,000       5,226,997
   Hesperia PFAR, Series B, 7.375%, 10/01/23 ....................................................    6,365,000       6,508,531
   Lake Elsinore 1915 Act, AD No. 93-1, Limited Obligation, Refunding, 7.00%, 9/02/30 ...........    8,565,000       9,101,512
   Los Angeles MFR, Refunding,
        Series J-1A, 7.125%, 1/01/24 ............................................................       10,000          10,004
        Series J-1B, 7.125%, 1/01/24 ............................................................      675,000         691,490
        Series J-1C, 7.125%, 1/01/24 ............................................................    1,435,000       1,470,057
        Series J-2A, 8.50%, 1/01/24 .............................................................      490,000         490,078
        Series J-2B, 8.50%, 1/01/24 .............................................................    3,190,000       3,238,871
        Series J-2C, 8.50%, 1/01/24 .............................................................    6,755,000       6,859,432
   Los Angeles Regional Airports Corp. Lease Revenue, Series C, 6.125%, 12/01/03 ................    1,000,000         982,470
   Los Angeles Regional Airports Improvement Corp. Lease Revenue,
        Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 .................   12,000,000      10,050,960
        Facilities Sub-Lease, Los Angeles International, Series A-2, 7.50%, 12/01/24 ............   10,000,000       7,382,700
        Facilities Sub-Lease, Los Angeles International, Series A-1, 7.125%, 12/01/24 ...........    2,000,000       1,445,860
        Refunding, Series C, 6.125%, 12/01/07 ...................................................    5,000,000       4,398,200

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Los Angeles Regional Airports Improvement Corp. Lease Revenue, (cont.)
     Refunding, Series C, 7.00%, 12/01/12 ....................................................... $  8,000,000   $   6,590,640
     Refunding, Series C, 7.50%, 12/01/24 .......................................................   30,000,000      22,148,100
     United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ........................    9,500,000       5,747,785
   Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 .............................    4,000,000       4,115,480
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ............................    1,945,000       2,097,469
   Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 ................    2,606,000       2,629,793
   Perris PFA, Local Agency Revenue, Series B, Pre-Refunded,
     7.125%, 8/15/15 ............................................................................    2,035,000       2,129,689
     7.25%, 8/15/23 .............................................................................    4,095,000       4,287,793
   Poway USD, Special Tax GO, CFD No. 10, Area A, 6.10%, 9/01/31 ................................    2,000,000       2,031,160
   San Bernardino County Finance Authority Revenue, Public Improvement, AD, Refunding, Series A,
     6.50%, 9/02/04 .............................................................................      815,000         830,061
     7.00%, 9/02/17 .............................................................................    2,375,000       2,396,731
   San Francisco Downtown Parking Corp. Parking Revenue, Pre-Refunded,
     6.55%, 4/01/12 .............................................................................    1,800,000       1,843,074
     6.65%, 4/01/18 .............................................................................    2,150,000       2,201,600
   San Francisco Uptown Parking Corp. Parking Revenue, Union Square, MBIA Insured, 6.00%, .......
     7/01/31 ....................................................................................    8,920,000       9,942,946
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien, 5.00%,
     1/01/33 ....................................................................................    5,930,000       5,554,987
   San Jose MFHR, Timberwood Apartments, Series B, 9.25%, 2/01/10 ...............................    1,395,000       1,401,194
 a San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 ..............................   22,000,000       8,140,000
   San Ramon 1915 Act, Special Assessment, Fostoria Parkway Reassessment District No. 9,
     6.30%, 9/02/03 .............................................................................       10,000          10,198
     6.80%, 9/02/15 .............................................................................      680,000         707,030
   Stockton CFD, Special Tax, Spanos Park West, 6.375%, 9/01/32 .................................    4,100,000       4,208,814
                                                                                                                  ------------
                                                                                                                   438,036,957
                                                                                                                  ------------
   COLORADO 1.7%
   Arvada MFHR, Springwood Community Project, 6.45%, 2/20/26 ....................................    3,000,000       3,076,590
   Colorado Health Facilities Authority Revenue,
     Rocky Mountain Adventist Health Center, Refunding, 6.25%, 2/01/04 ..........................      400,000         415,320
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.45%, 7/01/08 .    1,135,000       1,102,289
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.75%, 7/01/20 .    3,000,000       2,640,300
     Volunteers of America Care Facilities, Refunding and Improvement, Series A, 5.875%, 7/01/28     4,290,000       3,658,040
   Denver City and County Airport Revenue, Series D, 7.75%, 11/15/13 ............................      500,000         620,560
   Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
     Series A, 6.875%, 10/01/32 .................................................................   11,760,000       5,294,117
   Eagle County Air Terminal Corp. Revenue, Series A,
     7.00%, 5/01/21 .............................................................................    1,060,000         992,828
     7.125%, 5/01/31 ............................................................................    1,705,000       1,592,606
   Eagle County Airport Terminal Project Revenue, 7.50%, 5/01/21 ................................    2,105,000       2,118,072
   Eagle County Sports and Housing Facilities Revenue, Vail Associate Project, Refunding,
    6.95%, 8/01/19 ..............................................................................   41,200,000      40,603,012
   Littleton MFHR, Riverpoint, Refunding, Series C, 8.00%, 12/01/29 .............................    2,905,000       3,155,992
   McKay Landing Metropolitan District No. 2 GO, Limited Tax, 7.50%, 12/01/19 ...................    3,585,000       3,795,081
   Saddle Rock South Metropolitan District No. 2, GO, Ltd. Mill Levy Obligation, 7.20%, 12/01/19       785,000         829,305
   Saddle Rock South Metropolitan District No. 3, GO, Ltd. Mill Levy Obligation, 7.35%, 12/01/19     3,550,000       3,789,661
   University of Colorado Hospital Authority Revenue, Series A, 5.60%, 11/15/31 .................    9,000,000       9,179,100
   Villages Castle Rock Metropolitan District No. 4 Revenue, Refunding, cash flow variable
    rate bond, 7.72%, 6/01/31 ...................................................................    3,000,000       2,531,730
                                                                                                                  ------------
                                                                                                                    85,394,603
                                                                                                                  ------------
   CONNECTICUT 2.1%
   Connecticut State Development Authority PCR,
     Connecticut Light and Water, Refunding, Series A, 5.85%, 9/01/28 ............................  53,825,000      56,545,854
     Western Massachusetts Electric Co., Refunding, Series A, 5.85%, 9/01/28 .....................  12,500,000      13,082,125
   Connecticut State Development Authority Water Facility Revenue, Bridgeport Hydraulic Co.
    Project, 6.15%, 4/01/35 ......................................................................   3,000,000       3,160,980
   Connecticut State Health and Educational Facilities Authority Revenue,
     Sacred Heart University, Series C, 6.50%, 7/01/16 ...........................................     420,000         447,090
     Sacred Heart University, Series C, Pre-Refunded, 6.50%, 7/01/16 .............................   1,580,000       1,853,782
     St. Mary's Hospital, Refunding, Series E, 5.50%, 7/01/20 ....................................   5,650,000       4,582,320
     Windham Community Memorial Hospital, Series C, 6.00%, 7/01/11 ...............................   1,800,000       1,782,432

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
CONNECTICUT (CONT.)
Connecticut State HFAR, Housing Mortgage Finance Program,
  Series C-1, 6.30%, 11/15/17 ................................................................ $ 19,995,000   $  21,239,889
  Sub Series F-1, 6.00%, 5/15/17 .............................................................    2,835,000       3,022,479
                                                                                                              -------------
                                                                                                                105,716,951
                                                                                                              -------------
FLORIDA 10.2%
Beacon Tradeport CDD, Special Assessment, Commercial Project, Series A,
  ETM, 5.80%, 5/01/04 ........................................................................    2,985,000       3,070,371
  Pre-Refunded, 6.00%, 5/01/16 ...............................................................   27,760,000      32,989,429
  Pre-Refunded, 6.20%, 5/01/22 ...............................................................   23,590,000      28,277,569
Brighton Lakes CDD, GO, Special Assessment, Series B,
  7.375%, 5/01/07 ............................................................................    8,050,000       8,251,975
  7.625%, 5/01/31 ............................................................................    3,330,000       3,483,480
Brooks of Bonita Springs CDD, Capital Improvement Revenue,
  6.85%, 5/01/31 .............................................................................    1,520,000       1,573,048
  Series A, 6.20%, 5/01/19 ...................................................................    8,770,000       8,876,906
Brooks of Bonita Springs II CDD, Capital Improvement Revenue,
  Series A, 7.00%, 5/01/31 ...................................................................   12,745,000      13,430,936
  Series B, 6.60%, 5/01/07 ...................................................................    2,625,000       2,728,740
Capital Region CDD, Capital Improvement Revenue, Series A-2, 6.85%, 5/01/31 ..................    2,395,000       2,483,639
Cedar Hammock CDD, Capital Improvement Revenue, 6.375%, 11/01/04 .............................   12,740,000      12,949,446
Championsgate CDD, Capital Improvement Revenue,
  Series A, 6.25%, 5/01/20 ...................................................................    2,795,000       2,662,098
  Series B, 5.70%, 5/01/05 ...................................................................    1,380,000       1,386,251
Citrus County Hospital Board Revenue, Citrus Memorial Hospital, Refunding, 6.375%, 8/15/32 ...   10,550,000      10,593,361
Falcon Trace CDD, Special Assessment, 6.00%, 5/01/20 .........................................    3,695,000       3,708,819
Fleming Plantation CDD, Special Assessment, Series B, 7.375%, 5/01/31 ........................   10,000,000      10,909,600
Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
 6.00%, 6/01/23 ..............................................................................    5,000,000       5,959,350
Gateway Services District Water Management Benefit Tax Revenue, Second Assessment Area, Phase
 One, 8.00%, 5/01/20 .........................................................................    3,920,000       4,125,486
Groves CDD, Special Assessment Revenue,
  Series A, 7.75%, 5/01/32 ...................................................................    1,825,000       1,870,041
  Series B, 7.625%, 5/01/08 ..................................................................   11,400,000      11,259,438
Halifax Hospital Medical Center Hospital Revenue, Series A, 7.25%,
  10/01/24 ...................................................................................    4,700,000       5,037,930
  10/01/29 ...................................................................................    1,400,000       1,495,466
Heritage Harbor CDD, Special Assessment Revenue,
  Series A, 6.70%, 5/01/19 ...................................................................    1,780,000       1,816,223
  Series B, 6.00%, 5/01/03 ...................................................................      905,000         905,896
Heritage Palms CDD, Capital Improvement Revenue, 6.25%, 11/01/04  . ..........................    3,200,000       3,249,376
Highlands County Health Facilities Authority Revenue, Adventist Health Systems, Refunding,
 5.25%, 11/15/28 .............................................................................    4,750,000       4,677,183
Indian Trace CDD, Water Management Special Benefit, Refunding, Sub Series B, 8.25%,
  5/01/05 ....................................................................................    4,385,000       4,616,835
  5/01/11 ....................................................................................   12,760,000      14,180,188
Indian Trail ID, GO, Water Control and Improvement, Unit Development 18,
  6.875%, 8/01/10 ............................................................................    1,040,000       1,096,867
  7.00%, 8/01/20 .............................................................................    2,445,000       2,559,573
  7.25%, 8/01/31 .............................................................................    5,725,000       6,000,430
Indigo CDD, Capital Improvement Revenue,
  Refunding, Series A, 7.00%, 5/01/31 ........................................................      970,000         992,116
  Series C, 7.00%, 5/01/30 ...................................................................    5,105,000       5,221,394
Lake Ashton CDD Revenue, Series A, 7.40%, 5/01/32 ............................................    1,980,000       2,050,191
Lakeland Retirement Community Revenue, First Mortgage, Carpenters Home, Refunding,
 Series A, 6.75%, 1/01/19 ....................................................................   15,345,000      14,950,940
Lakeside Plantation CDD, Capital Improvement Revenue, 7.00%, 5/01/07 .........................    5,000,000       4,591,500
Lakewood Ranch CDD, Special Assessment Revenue, 6.00%, 5/01/08 ...............................    2,595,000       2,652,350
Lakewood Ranch CDD 2, Benefit Special Assessment,
  6.25%, 5/01/18 .............................................................................    2,145,000       2,171,877
  Series A, 8.125%, 5/01/17 ..................................................................    3,730,000       3,960,812

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   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT           VALUE
 -----------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   FLORIDA (CONT.)
   Lakewood Ranch CDD 3, Special Assessment Revenue, 7.625%, 5/01/18 ............................ $    510,000    $    538,004
   Marion County IDAR, Little Sumter Utility Co. Project, 7.15%, 10/01/30 .......................    4,250,000       4,313,113
   Mediterra North CDD, Capital Improvement Revenue, Series A, 6.80%, 5/01/31  . ................    8,775,000       9,009,468
   Mediterra South CDD, Capital Improvement Revenue,
     6.85%, 5/01/31 .............................................................................    2,725,000       2,820,103
     Series B, 6.25%, 5/01/04 ...................................................................      165,000         166,909
     Series B, 6.95%, 5/01/31 ...................................................................    7,695,000       8,064,283
 a Miami-Dade County IDAR, Special Facilities, United Airlines Inc. Project, 6.05%, 3/01/35 .....   5,000,000         804,550
   Mount Dora Country Club CDD, Special Assessment Revenue,
     7.125%, 5/01/05 ............................................................................    1,040,000       1,066,187
     7.75%, 5/01/13 .............................................................................      825,000         843,134
   North Springs ID,
     Special Assessment, Water Management, Series A, Pre-Refunded, 8.20%, 5/01/24 ...............    1,835,000       1,993,305
     Special Assessment, Water Management, Series B, 8.30%, 5/01/24 .............................    1,610,000       1,670,955
     Special Assessment Revenue, Parkland Isles Project, Series A, 7.00%, 5/01/19 ...............    1,105,000       1,154,250
   Northern Palm Beach County ID Revenue, Water Control and Improvement, Unit Development No.
    43, 6.10%, 8/01/21 ..........................................................................    2,935,000       3,000,069
   Northwood CDD, Special Assessment Revenue, Series B, 7.60%, 5/01/17 ..........................    1,390,000       1,418,467
   Oaksted CDD Revenue, Capital Improvement, Series A, 7.20%, 5/01/32 ...........................    3,500,000       3,675,350
   Orange County Health Facilities Authority Revenue, Hospital,
     Adventist Health System, 5.625%, 11/15/32 ..................................................   10,000,000      10,183,600
     Orlando Regional Healthcare, 5.75%, 12/01/32 ...............................................   15,000,000      15,312,450
   Palm Beach County HFAR, Abbey Del Ray South Project, Refunding, 8.25%, 10/01/15 ..............    6,000,000       6,131,280
   Parklands West CDD Revenue, Special Assessment, Series A, 6.90%, 5/01/32 .....................    3,000,000       3,062,820
   Parkway Center CDD, Special Assessment, Series A, 8.25%, 5/01/31 .............................    2,500,000       2,125,000
   Pelican Marsh CDD, Special Assessment Revenue,
     Series A, 7.10%, 5/01/20 ...................................................................    3,925,000       4,169,096
     Series A, 7.20%, 5/01/31 ...................................................................    6,470,000       6,870,622
     Series A, ETM, 8.25%, 5/01/03 ..............................................................      295,000         298,286
     Series A, ETM, 8.25%, 5/01/04 ..............................................................      315,000         340,783
     Series A, Pre-Refunded, 8.25%, 5/01/16 .....................................................    6,590,000       7,259,544
     Series B, 6.90%, 5/01/11 ...................................................................   12,490,000      13,248,268
     Series C, 7.00%, 5/01/19 ...................................................................   12,310,000      12,883,031
     Series D, 6.95%, 5/01/19 ...................................................................    4,750,000       4,946,698
   Piney-Z CDD, Capital Improvement Revenue, Series A, 7.25%, 5/01/19 ...........................      825,000         863,528
   Poinciana CDD, Special Assessment, Series A, 7.125%, 5/01/31 .................................   10,875,000      11,422,448
   Reserve CDD,
     Capital Improvement Revenue, Stormwater Management, 8.25%, 5/01/14 .........................    3,550,000       3,661,577
     Utility Revenue, Stormwater Management, Refunding, Series A, 6.625%, 12/01/22 ..............    4,205,000       4,328,627
   Reserve CDD No. 2, Capital Improvement Revenue, 7.125%, 5/01/30 ..............................    4,585,000       4,775,002
   River Place St. Lucie CDD, Special Assessment Revenue,
     Series A, 7.625%, 5/01/21 ..................................................................    1,275,000       1,324,075
     Series A, 7.625%, 5/01/30 ..................................................................    1,590,000       1,651,199
     Series B, 7.25%, 5/01/10 ...................................................................    6,850,000       7,076,256
   Riverwood Community Development Revenue, Special AD, Series A,
     6.75%, 5/01/04 .............................................................................    1,310,000       1,329,165
     7.75%, 5/01/14 .............................................................................    1,015,000       1,087,329
   Sampson Creek CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .....................    2,965,000       3,088,018
   St. John's County IDA, Health Care Revenue, Glenmoor St. John's Project,
   Series A, 8.00%, 1/01/17 .....................................................................    7,875,000       7,967,768
   St. Lucie West Services District Capital Improvement Revenue,
     Cascades Project, 6.10%, 5/01/18 ...........................................................    2,395,000       2,418,232
     Lakeforest Project, 6.25%, 10/01/04 ........................................................    1,900,000       1,922,230
     Tortoise Cay Project, 6.50%, 10/01/05 ......................................................    1,415,000       1,440,300
   St. Lucie West Services District Revenue, Port St. Lucie, Pre-Refunded, 7.875%, 5/01/20 ......   18,155,000      19,641,895
   St. Lucie West Services District Special Assessment Revenue, Port St. Lucie, Water Management
     Benefit, Refunding, Series B,
     6.00%, 5/01/09 .............................................................................    1,085,000       1,086,660
     6.25%, 5/01/25 .............................................................................    5,080,000       5,180,127
   St. Lucie West Services District Water Management Benefit Tax Revenue,
    Pre-Refunded, 7.70%, 5/01/25 ................................................................    4,675,000       5,117,676
   Stoneybrook West CDD, Special Assessment Revenue, Series A, 7.00%, 5/01/32  . ................    3,150,000       3,292,664

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
FLORIDA (CONT.)
Sumter County IDAR, Little Sumter Utility Co. Project,
  6.75%, 10/01/27 ............................................................................ $  2,800,000    $  2,801,876
  7.25%, 10/01/27 ............................................................................    4,120,000       4,159,099
Tara CDD No. 1, Capital Improvement Revenue, Series A, 7.15%, 5/01/31 ........................    1,435,000       1,502,459
Venetian CDD, Capital Improvement Revenue, Series A, 6.75%, 5/01/34 ..........................    8,635,000       8,721,523
Village CDD No. 1, Capital Improvement Revenue,
  8.40%, 5/01/12 .............................................................................      285,000         291,700
  8.00%, 5/01/15 .............................................................................    1,595,000       1,629,787
Village CDD No. 4, Special Assessment Revenue, 7.20%, 5/01/31 ................................    9,730,000      10,365,953
Village Center CDD, Recreational Revenue,
  Sub Series B, 6.30%, 1/01/07 ...............................................................    1,395,000       1,419,413
  Sub Series B, 6.25%, 1/01/13 ...............................................................    7,665,000       7,801,590
  Sub Series B, 8.25%, 1/01/17 ...............................................................    2,310,000       2,462,206
  Sub Series C, 7.375%, 1/01/19 ..............................................................    2,550,000       2,638,460
Vista Lake CDD, Capital Improvement Revenue, Series A, 7.20%, 5/01/32 ........................    2,820,000       2,970,419
Waterchase CDD, Capital Improvement Revenue, Series A, 6.70%, 5/01/32 ........................    3,000,000       3,063,390
Waterlefe CDD, Capital Improvement Revenue, Series A, 6.95%, 5/01/31 .........................    1,230,000       1,275,326
Westchase East CDD, Capital Improvement Revenue, 7.10%, 5/01/21 ..............................    1,565,000       1,651,873
                                                                                                                -----------
                                                                                                                521,616,605
                                                                                                                -----------
GEORGIA .4%
Baldwin County Hospital Authority Revenue, Oconee Regional Medical Center, 5.375%, 12/01/28 ..    1,470,000       1,136,442
Forsyth County Hospital Authority Revenue, Anticipation Certificate, Georgia Baptist Health

Care System Project,
  6.25%, 10/01/18 ............................................................................    6,000,000       7,327,500
  6.375%, 10/01/28 ...........................................................................    8,000,000       9,748,640
                                                                                                                -----------
                                                                                                                 18,212,582
                                                                                                                -----------
HAWAII .1%
Hawaii State Department of Transportation Special Facilities Revenue, Continental Airlines
Inc. Project, Refunding, 7.00%, 6/01/20 ......................................................    4,240,000       2,978,939
                                                                                                                -----------
IDAHO .3%
Nez Perce County PCR,
  Potlatch 84, 7.00%, 12/01/14 ...............................................................    2,500,000       2,507,550
  Potlatch Corp. Project, Refunding, 6.00%, 10/01/24 .........................................   17,500,000      15,199,100
                                                                                                                -----------
                                                                                                                 17,706,650
                                                                                                                -----------
ILLINOIS 2.4%
Bolingbrook Special Service Area No. 1, Special Tax, Augusta Village Project, 6.75%, 3/01/32 .    5,500,000       5,551,700
Bolingbrook Special Service Area No. 2, Special Tax GO, Bloomfield West Project, Series A,
 7.00%, 3/01/31 ..............................................................................    5,000,000       5,107,900
Bolingbrook Special Service Area No. 3, Special Tax, Lakewood Ridge Project, 7.05%, 3/01/31 ..    5,905,000       6,006,448
Bryant PCR, Central Illinois Light Co. Project, Refunding, MBIA Insured, 5.90%, 8/01/23 ......   11,000,000      11,408,870
Cary Special Tax,
  Special Service Area No. 1 Cambridge, Series A, 7.625%, 3/01/30 ............................    4,000,000       4,292,520
  Special Service Area No. 2 Foxford Hill, 7.50%, 3/01/30 ....................................    5,500,000       5,718,240
Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
  Project, 8.20%, 12/01/24 ...................................................................    7,830,000       1,918,350
Gilberts Special Service Area No. 9, Special Tax, Big Timber Project, 7.75%, 3/01/27 .........    6,000,000       6,421,800
Illinois Educational Facilities Authority Revenue, Osteopathic Health Systems,
  ETM, 7.125%, 5/15/11 .......................................................................    2,330,000       2,379,815
  Pre-Refunded, 7.25%, 5/15/22 ...............................................................    7,000,000       7,151,480
Illinois Health Facilities Authority Revenue,
  Northwestern Medical Center, MBIA Insured, Pre-Refunded, 6.625%, 11/15/25 ..................    6,500,000       7,228,715
  Rush Presbyterian Hospital, Refunding, Series A, MBIA Insured, 6.25%, 11/15/20 .............    9,000,000      10,112,220
  Sarah Bush Lincoln Health Center, Refunding, Series B, 6.00%, 2/15/11 ......................    3,370,000       3,626,322
  St. Elizabeth's Hospital, 6.25%, 7/01/16 ...................................................    1,215,000       1,280,707
  St. Elizabeth's Hospital, 6.375%, 7/01/26 ..................................................    6,695,000       6,952,088
  Thorek Hospital and Medical Center, Refunding, 5.375%, 8/15/28 .............................    8,595,000       7,856,518
Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
Convention Center,
  ETM, 7.00%, 7/01/26 ........................................................................    7,500,000      10,032,525
  Pre-Refunded, 6.25%, 7/01/17 ...............................................................   11,000,000      12,856,910

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                               PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
ILLINOIS (CONT.)
Montgomery Special Assessment, Improvement, Lakewood Creek Project, 7.75%, 3/01/30 ......   $  5,000,000   $  5,389,150
Southwestern Development Authority Revenue, Anderson Hospital, 5.625%, 8/15/29 ..........      2,425,000      2,323,659
                                                                                                           ------------
                                                                                                            123,615,937
                                                                                                           ------------
INDIANA 1.3%
Goshen Industrial Revenue, Greencroft Hospital Association Inc., Refunding, 5.75%,
     8/15/19 ............................................................................      3,000,000      2,783,190
     8/15/28 ............................................................................      5,000,000      4,490,550
Indiana Health Facility Financing Authority Hospital Revenue,
     Community Foundation Northwest Indiana, Series A, 6.375%, 8/01/31 ..................     48,500,000     49,094,610
     Jackson County Scheck Memorial Hospital, Refunding, 5.125%, 2/15/17 ................      1,500,000      1,464,195
Indiana State Development Finance Authority Environmental Revenue, USX Corp. Project,
  Refunding, 5.60%, 12/01/32.............................................................      8,200,000      8,128,824
                                                                                                           ------------
                                                                                                             65,961,369
                                                                                                           ------------
KANSAS .1%
Prairie Village Revenue, Claridge Court Project, Series A, 8.75%, 8/15/23 ...............      5,730,000      5,906,541
                                                                                                           ------------
KENTUCKY .6%
Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
     Series A, 7.50%, 2/01/20 ...........................................................     17,290,000     14,342,920
     Series B, 7.25%, 2/01/22 ...........................................................      3,595,000      2,944,197
Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
  Regional Health Center Facility, Refunding and Improvement, 5.875%, 10/01/22 ..........      6,835,000      6,041,662
Powderly IDR, First Mortgage Revenue, Kroger Co., Refunding, 7.375%, 9/01/06 ............        475,000        487,037
Russell Health System Revenue, Pre-Refunded, 8.10%, 7/01/15 .............................      7,230,000      8,677,212
                                                                                                           ------------
                                                                                                             32,493,028
                                                                                                           ------------
LOUISIANA 1.7%
Beauregard Parish Revenue, Boise Cascade Corporate Project, Refunding, 6.80%, 2/01/27 ...     13,990,000     13,954,745
Lake Charles Harbor and Terminal District Port Facilities Revenue, Trunkline Co. Project,
  Refunding, 7.75%, 8/15/22 .............................................................     35,000,000     36,519,000
Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ..      4,850,000      4,937,349
West Feliciana Parish PCR,
     Entergy Gulf States Project, Refunding, Series B, 6.60%, 9/01/28 ...................     20,750,000     21,110,428
     Series A, 7.50%, 5/01/15 ...........................................................      8,740,000      9,027,284
                                                                                                           ------------
                                                                                                             85,548,806
                                                                                                           ------------
MAINE .7%
Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ....................      4,800,000      4,700,352
Skowhegan PCR, S.D. Warren Co.,
     Series A, 6.65%, 10/15/15 ..........................................................     24,570,000     24,443,465
     Series B, 6.65%, 10/15/15 ..........................................................      4,940,000      4,914,559
                                                                                                           ------------
                                                                                                             34,058,376
                                                                                                           ------------
MARYLAND .8%
Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
Improvement, Series B, 8.50%,
     9/01/03 ............................................................................        320,000        327,622
     9/01/07 ............................................................................      5,340,000      6,028,326
Maryland State CDA, Department of Housing and Community Development Revenue, Series A, ..      3,365,000      3,564,040
  5.875%, 7/01/16
Maryland State EDC Revenue, Chesapeake Bay,
     senior lien, Series B, 7.50%, 12/01/14 .............................................      1,915,000      1,798,396
     senior lien, Series B, 7.625%, 12/01/22 ............................................      6,740,000      6,227,221
     Series B, 7.75%, 12/01/31 ..........................................................     16,160,000     14,669,886
Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project,
  Series B, 8.50%,
     9/01/03 ............................................................................        365,000        373,515
     9/01/07 ............................................................................      6,975,000      7,972,774
                                                                                                           ------------
                                                                                                             40,961,780
                                                                                                           ------------

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                       PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
 --------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  MASSACHUSETTS .6%
  Massachusetts Bay Transportation Authority Revenue, General Transportation System, Series A,
    7.00%, 3/01/21 ...............................................................................    $ 2,000,000    $ 2,637,260
  Massachusetts State Development Finance Agency Resource Recovery Revenue, Waste Management
    Inc. Project, Series B, 6.90%, 12/01/29 ......................................................      3,000,000      3,275,820
  Massachusetts State Development Finance Agency Revenue,
       Berkshire Retirement Project, first mortgage, 5.60%, 7/01/19 ..............................      1,030,000        975,101
       Berkshire Retirement Project, first mortgage, 5.625%, 7/01/29 .............................      1,620,000      1,486,010
       Loomis Community Project, first mortgage, Refunding, Series A, 5.75%, 7/01/23 .............      3,500,000      3,140,515
       Loomis Community Project, first mortgage, Series A, 5.625%, 7/01/15 .......................      1,850,000      1,771,375
  Massachusetts State Health and Educational Facilities Authority Revenue, Saint Memorial
  Medical Center, Refunding, Series A,
       5.75%, 10/01/06 ...........................................................................      3,250,000      3,255,980
       6.00%, 10/01/23 ...........................................................................      6,235,000      5,654,459
a Massachusetts State Industrial Finance Agency Solid Waste Disposal Revenue, Massachusetts
    Paper Co. Project, senior lien, 8.50%, 11/01/12 ..............................................     39,820,661      5,973,099
                                                                                                                     -----------
                                                                                                                      28,169,619
                                                                                                                     -----------
  MICHIGAN 3.9%
  Cadillac Local Development Finance Authority Tax Increment Revenue, Pre-Refunded, 8.50%, 3/01/10      4,390,000      4,477,800
  Delta County EDC, Environmental Improvement Revenue, Mead Escanaba Paper, Refunding, Series
    A, 6.25%, 4/15/27 ............................................................................     10,500,000     10,651,935
  Detroit GO,
       Refunding, Series B, 6.375%, 4/01/07 ......................................................      7,535,000      8,242,310
       Refunding, Series B, 6.25%, 4/01/08 .......................................................      3,000,000      3,249,150
       Series A, Pre-Refunded, 6.80%, 4/01/15 ....................................................      5,160,000      5,795,402
  Dickinson County Memorial Hospital System Revenue, Pre-Refunded, 8.125%, 11/01/24 ..............      4,250,000      4,806,623
  Garden City Hospital Financing Authority Hospital Revenue, Refunding,
       5.625%, 9/01/10 ...........................................................................      2,000,000      1,682,240
       5.75%, 9/01/17 ............................................................................      1,000,000        750,450
  Kent Hospital Finance Authority Health Care Revenue, Butterworth Health System, Series A,
  MBIA Insured, Pre-Refunded,
    6.125%, 1/15/21 ..............................................................................     11,770,000     13,460,290
  Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 ..............     18,000,000     20,005,200
       Detroit Medical Center, Series A, 5.25%, 8/15/28 ..........................................      3,000,000      2,954,370
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.25%, 8/15/13 ..............      7,500,000      7,531,575
       Detroit Medical Center Obligation Group, Refunding, Series A, 6.50%, 8/15/18 ..............     30,205,000     30,264,202
       Detroit Medical Center Obligation Group, Refunding, Series B, 5.50%, 8/15/23 ..............        500,000        428,750
       Detroit Medical Center Obligation Group, Series A, 5.25%, 8/15/23 .........................        500,000        417,465
       Memorial Healthcare Center, Refunding, 5.75%, 11/15/15 ....................................      1,000,000      1,013,550
       Memorial Healthcare Center, Refunding, 5.875%, 11/15/21 ...................................      1,000,000      1,000,910
       Mercy Health Services, Series Q, AMBAC Insured, ETM, 5.75%, 8/15/16 .......................      7,310,000      8,120,460
       Sinai Hospital, Refunding, 6.625%, 1/01/16 ................................................      2,990,000      2,998,791
       Sinai Hospital, Refunding, 6.70%, 1/01/26 .................................................      7,250,000      7,249,058
  Michigan State Strategic Fund Limited Obligation Revenue,
       Detroit Edison Co. Pollution Control Project, Refunding, Series C, 5.45%, 9/01/29 .........     11,000,000     11,277,750
       Detroit Edison Co. Pollution Project, Refunding, Series BB, MBIA Insured, 6.20%,
         8/15/25 .................................................................................      7,825,000      8,742,168
  Midland County EDR, Refunding,
       Series A, 6.875%, 7/23/09 .................................................................     35,000,000     35,473,200
       Series B, 6.75%, 7/23/09 ..................................................................      4,000,000      4,028,400
  Tawas City Hospital Finance Authority Revenue, Tawas St. Joseph's Hospital Project,
    Refunding, Series A, ETM, 5.60%, 2/15/13 .....................................................      1,915,000      2,147,921
  Wayne Charter County Special Airport Facilities Revenue, Airport Revenues, Refunding, 6.75%,
    12/01/15 .....................................................................................      5,000,000      3,902,850
                                                                                                                     -----------
                                                                                                                     200,672,820
                                                                                                                     -----------
  MINNESOTA 1.9%
  Burnsville Solid Waste Revenue, Freeway Transfer Inc. Project, 9.00%, 4/01/10 ..................      1,275,000      1,278,035
  Duluth Commercial Development Revenue, Duluth Radisson Hotel Project, Refunding, 8.00%,
    12/01/15 .....................................................................................      5,000,000      4,029,800
  Hubbard County Solid Waste Disposal Revenue, Potlach Corp. Project, 7.25%, 8/01/14 .............      9,000,000      8,974,890
  International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ...............      1,500,000      1,284,915
  Maplewood Health Care Facility Revenue, Health East Project, 5.95%, 11/15/06 ...................      2,200,000      2,089,406


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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
MINNESOTA (CONT.)
Minneapolis and St. Paul Metropolitan Airports Commission Special Facilities Revenue,
  Northwest Airlines, Series B, 6.50%, 4/01/25 ..............................................   $ 3,750,000   $ 3,609,900
  Northwest Airlines Project, Series A, 7.00%, 4/01/25 ......................................     6,000,000     4,410,000
Minneapolis CDA, Supported Development Revenue, Limited Tax, Series 3-A, 8.375%, 12/01/19 ...       600,000       607,944
Minneapolis Health Care Facility Revenue, Fairview Heath Services, Series A, 5.625%, 5/15/32     18,500,000    18,829,115
Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Series A, .     6,500,000     6,934,525
6.375%, 11/15/29
Minnesota State HFA, Rental Housing, Refunding, Series D, MBIA Insured, 5.95%, 2/01/18 ......     2,740,000     2,845,627
Northwest Multi-County RDAR, Government Housing, Pooled Housing Project, 7.40%, 7/01/26 .....     5,165,000     3,223,993
Robbinsdale MFHR, Copperfield Phase II Apartments, Refunding, 9.00%, 3/01/25 ................     4,110,000     4,202,187
Roseville MFHR, Rosepointe I Project, Refunding, Series C, 8.00%, 12/01/29 ..................     3,320,000     3,596,954
Southcentral Multi-County Housing and RDAR, Pooled Housing and Ltd. Annual Tax, Pooled ......    10,000,000     6,339,300
Housing Program, 8.00%, 2/01/25
St. Cloud IDR, Nahan Printing, 9.75%, 6/01/20 ...............................................     5,400,000     5,421,600
St. Paul Housing and RDA, Tax Increment Revenue, Energy Park Project, Series A, 8.625%,
 9/01/07 ....................................................................................       865,000       879,567
St. Paul Port Authority Lease Revenue, Mears Park Center Project, 6.50%,
  6/01/16 ...................................................................................     4,565,000     4,572,030
  6/01/26 ...................................................................................    10,660,000    10,676,097
Victoria Private School Facility Revenue, Holy Family Catholic High School, Series A, 5.875%,
 9/01/29 ....................................................................................     4,000,000     3,797,080
                                                                                                              -----------
                                                                                                               97,602,965
                                                                                                              -----------
MISSISSIPPI .7%
Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..............    33,295,000    32,931,419
Corinth and Alcorn County Hospital Revenue, Magnolia Regional Health Center Project,
  Refunding, Series A, 5.50%, 10/01/21 ......................................................     4,000,000     3,886,560
  Series B, 5.50%, 10/01/21 .................................................................     1,000,000       960,630
                                                                                                              -----------
                                                                                                               37,778,609
                                                                                                              -----------
MISSOURI 1.0%
Lake of the Ozarks Community Bridge Corp. Bridge System Revenue,
  Pre-Refunded, 6.25%, 12/01/16 .............................................................     1,000,000     1,186,920
  Pre-Refunded, 6.40%, 12/01/25 .............................................................     3,000,000     3,570,960
  Refunding, 5.25%, 12/01/20 ................................................................     8,350,000     8,123,882
St. Louis County IDA, Industrial Revenue, Kiel Center, Refunding,
  7.625%, 12/01/09 ..........................................................................     8,000,000     8,161,600
  7.75%, 12/01/13 ...........................................................................     5,175,000     5,278,966
  7.875%, 12/01/24 ..........................................................................     6,000,000     6,120,960
St. Louis Municipal Finance Corp. Leasehold Revenue, Refunding, Series A, 6.00%, 7/15/13 ....    14,250,000    14,764,140
West Plains IDA, Hospital Revenue,
  Ozarks Medical Center, 6.30%, 11/15/11 ....................................................     1,000,000     1,036,420
  Ozarks Medical Center, 6.75%, 11/15/24 ....................................................     1,870,000     1,904,502
  Ozarks Medical Center Project, Refunding, 5.50%, 11/15/12 .................................       500,000       490,400
                                                                                                              -----------
                                                                                                               50,638,750
                                                                                                              -----------
MONTANA .3%
Montana State Board of Investments Resource Recovery Revenue, Yellowstone Energy Project,
 7.00%, 12/31/19 ............................................................................    20,750,000    15,706,090
                                                                                                              -----------
NEBRASKA
Scotts Bluff County Hospital Authority No. 1, Hospital Revenue, Regional West Medical Center,
 6.375%, 12/15/08 ...........................................................................     1,145,000     1,177,335
                                                                                                              -----------

NEVADA 3.5%
Clark County ID, Special Assessment, Special ID No. 108, Summerlin, 6.625%, 2/01/17 .........     7,550,000     7,895,488
Clark County IDR,
  Local ID No. 132, Summerlin, 6.875%, 2/01/21 ..............................................     3,985,000     4,133,003
  Southwest Gas Corp., Series A, 6.50%, 12/01/33 ............................................    13,775,000    13,924,183
Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
 Second Tier, ...............................................................................     8,000,000     7,998,800
  7.25%, 1/01/23
  7.375%, 1/01/30 ...........................................................................     9,000,000     8,972,550
  7.375%, 1/01/40 ...........................................................................    20,000,000    19,809,200

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEVADA (CONT.)
Henderson Local ID No. 2, Special Assessment, 9.50%, 8/01/11 ..............................   $  3,135,000   $  3,231,652
Henderson Local ID No. T-1, Special Assessment, Series A, 8.50%, 8/01/13 ..................     18,890,000     19,859,435
Henderson Local ID No. T-4C, Green Valley, Refunding, Series A, 5.90%, 11/01/18 ...........      3,190,000      3,263,434
Henderson Local ID No. T-12, Special Assessment, Series A, 7.375%, 8/01/18 ................     45,365,000     48,691,162
Las Vegas Downtown RDA, Tax Increment Revenue, Fremont Street Project, Series A, 6.10%,
 6/15/14 ..................................................................................      3,500,000      3,596,705
Las Vegas IDR, Special Local ID No. 808, Summerlin, 6.75%, 6/01/21 ........................      8,435,000      8,753,590
Las Vegas Local Improvement Bond Special Assessment, ID No. 404, FSA Insured, 5.85%,
 11/01/09 .................................................................................      3,155,000      3,176,517
Las Vegas Special Assessment ID No. 505, Elkhorn Springs, 8.00%, 9/15/13 ..................      6,400,000      6,597,312
Nevada Housing Division Revenue, SF Program,
  Sub Series A-1, FHA Insured, 8.75%, 10/01/04 ............................................         70,000         70,928
  Sub Series B-1, 7.90%, 10/01/05 .........................................................        265,000        268,522
  Sub Series C-1, 7.55%, 10/01/05 .........................................................        320,000        321,744
Washoe County Revenue, Reno-Sparks Convention Center Project, FSA Insured, Pre-Refunded,
 6.40%, 7/01/29 ...........................................................................     15,415,000     18,552,107
                                                                                                             ------------
                                                                                                              179,116,332
                                                                                                             ------------
NEW HAMPSHIRE .4%
New Hampshire Higher Education and Health Facilities Authority Revenue,
  Hillcrest Terrace, 7.50%, 7/01/24 .......................................................     17,550,000     16,024,028
  Littleton Hospital Association, Series B, 5.90%, 5/01/28 ................................      2,000,000      1,598,400
  New Hampshire Catholic Charities, Refunding, Series A, 5.75%, 8/01/11 ...................      1,300,000      1,265,342
New Hampshire State Business Finance Authority PCR, United Illuminating Co., Refunding,
 Series A, 5.875%, 10/01/33 ...............................................................      2,500,000      2,531,025
                                                                                                             ------------
                                                                                                               21,418,795
                                                                                                             ------------
NEW JERSEY 3.8%
Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
  Series 1, 6.00%, 1/01/19 ................................................................      2,180,000      2,121,249
  Series 1, 6.00%, 1/01/29 ................................................................      5,000,000      4,736,350
  Series 2, 6.125%, 1/01/19 ...............................................................      2,125,000      2,094,124
  Series 2, 6.125%, 1/01/29 ...............................................................      5,105,000      4,915,758
New Jersey EDA,
  Lease Revenue, International Center for Public Health Project, University of Medicine and
   Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...............................................      9,965,000     11,179,634
  Special Facility Revenue, Continental Airlines Inc. Project, 6.625%, 9/15/12 ............     18,500,000     14,483,650
  Special Facility Revenue, Continental Airlines Inc. Project, 6.25%, 9/15/19 .............     54,420,000     38,101,619
  Special Facility Revenue, Continental Airlines Inc. Project, 6.40%, 9/15/23 .............     73,030,000     51,127,573
New Jersey EDA Revenue, First Mortgage,
  Keswick Pines, Refunding, 5.75%, 1/01/24 ................................................      1,500,000      1,398,315
  Presbyterian, Series A, 6.25%, 11/01/20 .................................................      7,635,000      7,678,138
New Jersey Health Care Facilities Financing Authority Revenue,
  Lutheran Home, Series A, 8.40%, 7/01/19 .................................................      2,100,000      2,110,122
  South Jersey Hospital, 5.875%, 7/01/21 ..................................................      7,500,000      7,680,375
  South Jersey Hospital, 6.00%, 7/01/32 ...................................................     18,000,000     18,319,500
  Trinitas Hospital Obligation Group, Refunding, 7.50%, 7/01/30 ...........................      5,000,000      5,486,550
Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding,
  6.00%, 6/01/37 ..........................................................................     10,000,000      8,726,300
  6.125%, 6/01/42 .........................................................................     16,550,000     14,677,864
                                                                                                             ------------
                                                                                                              194,837,121
                                                                                                             ------------
NEW MEXICO 3.8%
Farmington PCR,
  Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.30%, 12/01/16      24,045,000     24,799,292
  Public Service Co. of New Mexico, San Juan Project, Refunding, Series A, 6.40%, 8/15/23 .     58,250,000     58,796,385
  Public Service Co. of New Mexico, San Juan Project, Refunding, Series D, 6.375%, 4/01/22      66,125,000     67,434,936
  Public Service Co. Project, Series A, 6.60%, 10/01/29 ...................................      6,000,000      6,205,680
  Tucson Electric Power Co., Series A, 6.95%, 10/01/20 ....................................     37,000,000     38,255,410
  New Mexico Mortgage Finance Authority SFM Program Revenue, Series A, 9.10%, 9/01/03 .....        130,000        131,444
                                                                                                             ------------
                                                                                                              195,623,147
                                                                                                             ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK 9.4%
Corinth IDA, Environmental Improvement Revenue, International Paper Company Project,
 Refunding, Series A, 5.75%, 2/01/22 ........................................................  $  2,000,000  $  2,041,640
MTA Transit Facilities Revenue, Series A, MBIA Insured, Pre-Refunded, 5.875%, 7/01/27 .......    22,700,000    26,781,914
New York City GO,
  Refunding, Series F, 6.00%, 8/01/11 .......................................................    10,000,000    10,878,400
  Refunding, Series H, 6.25%, 8/01/15 .......................................................    25,000,000    27,524,250
  Refunding, Series J, 6.00%, 8/01/21 .......................................................    10,000,000    10,779,000
  Series A, 6.125%, 8/01/06 .................................................................     9,595,000    10,212,534
  Series A, Pre-Refunded, 6.125%, 8/01/06 ...................................................       595,000       646,247
  Series B, 7.00%, 2/01/18 ..................................................................       115,000       116,723
  Series B, 6.00%, 8/15/26 ..................................................................     4,355,000     4,604,324
  Series B, Pre-Refunded, 6.00%, 8/15/26 ....................................................       645,000       751,264
  Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ....................................    17,070,000    18,703,258
  Series B, Sub Series B-1, Pre-Refunded, 7.25%, 8/15/19 ....................................     5,000,000     5,496,300
  Series D, 6.00%, 2/15/10 ..................................................................     1,690,000     1,862,296
  Series D, 7.625%, 2/01/14 .................................................................         5,000         5,079
  Series D, Pre-Refunded, 6.00%, 2/15/10 ....................................................     3,305,000     3,645,316
  Series E, 6.25%, 2/15/07 ..................................................................     3,265,000     3,525,057
  Series E, Pre-Refunded, 6.25%, 2/15/07 ....................................................         5,000         5,539
  Series F, 7.50%, 2/01/21 ..................................................................        85,000        86,325
  Series F, Pre-Refunded, 7.625%, 2/01/13 ...................................................        15,000        15,118
  Series F, Pre-Refunded, 7.625%, 2/01/15 ...................................................         5,000         5,039
  Series F, Pre-Refunded, 6.625%, 2/15/25 ...................................................     8,625,000     9,580,995
  Series G, 5.75%, 8/01/10 ..................................................................       505,000       527,361
  Series G, 6.125%, 10/15/11 ................................................................    20,480,000    22,730,547
  Series G, 6.20%, 10/15/14 .................................................................    10,000,000    11,063,100
  Series G, 7.50%, 2/01/22 ..................................................................        10,000        10,158
  Series I, 6.25%, 4/15/17 ..................................................................    16,030,000    17,584,109
  Series I, 6.25%, 4/15/27 ..................................................................     6,765,000     7,375,068
  Series I, Pre-Refunded, 6.25%, 4/15/17 ....................................................     9,340,000    11,041,935
  Series I, Pre-Refunded, 6.25%, 4/15/27 ....................................................    16,155,000    19,098,764
New York City IDA,
  Civic Facility Revenue, Amboy Properties Corp. Project, Refunding, 6.75%, 6/01/20 .........     6,980,000     7,084,351
  Civic Facility Revenue, Series C, 6.80%, 6/01/28 ..........................................     5,000,000     5,039,500
  Civic Facility Revenue, Staten Island University Hospital Project, Series C, 6.45%, 7/01/32     1,500,000     1,554,735
  IDR, La Guardia Association LP Project, Refunding, 6.00%, 11/01/28 ........................     7,500,000     5,541,525
  Special Facilities Revenue, American Airlines Inc. Project, 6.90%, 8/01/24 ................     4,000,000     1,608,360
  Special Facilities Revenue, British Airways PLC Project, 7.625%, 12/01/32 .................    15,000,000    12,804,750
  Special Facilities Revenue, JFK International Airport Project, Series A, 8.00%, 8/01/12 ...    74,000,000    30,388,840
New York GO,
  6.125%, 8/01/25 ...........................................................................     5,570,000     6,008,303
  Refunding, Series A, 6.25%, 8/01/08 .......................................................     2,965,000     3,159,623
  Refunding, Series A, Pre-Refunded, 6.25%, 8/01/08 .........................................     7,035,000     7,647,960
  Refunding, Series H, Pre-Refunded, 6.125%, 8/01/25 ........................................        30,000        35,594
New York Revenue, Fiscal 2003, Series I, 5.00%,
  3/01/24 ...................................................................................     5,000,000     4,936,000
  3/01/25 ...................................................................................    10,000,000     9,816,800
  3/01/33 ...................................................................................    20,000,000    19,425,200
New York State Dormitory Authority Revenue,
  City University System, Series 2, 6.00%, 7/01/26 ..........................................     6,100,000     6,678,707
  Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ...............................    11,240,000    12,515,628
  State University Educational Facilities, Pre-Refunded, 6.00%, 5/15/18 .....................     5,000,000     5,794,450
New York State HFA, Service Contract Obligation Revenue, Series A, 6.00%, 3/15/26 ...........     4,975,000     5,390,960
New York State HFAR, Refunding, Series A, 5.90%, 11/01/05 ...................................    12,515,000    13,835,958

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
NEW YORK (CONT.)
New York State Mortgage Agency Revenue, Homeowners Mortgage,
  Series 59, 6.10%, 10/01/15 .................................................................     $2,000,000     $2,112,020
  Series 59, 6.15%, 10/01/17 .................................................................      2,750,000      2,901,058
  Series 61, 5.80%, 10/01/16 .................................................................      5,000,000      5,237,550
New York State Urban Development Corp. Revenue, Correctional Capital Facilities, Series 7,
 Pre-Refunded, 5.70%, 1/01/27 ................................................................      4,750,000      5,508,338
Oneida County IDAR, Civic Facility, St. Elizabeth Medical, Series B, 6.00%, 12/01/19 .........      1,000,000        940,590
Onondaga County IDA, Solid Waste Disposal Facility Revenue, Solvay Paperboard LLC Project,
 Refunding,
  6.80%, 11/01/14 ............................................................................      5,000,000      5,223,450
  7.00%, 11/01/30 ............................................................................      7,000,000      7,310,450
Port Authority of New York and New Jersey Special Obligation Revenue,
  3rd Installment, 7.00%, 10/01/07 ...........................................................      6,700,000      7,129,738
  4th Installment, Special Project, 6.75%, 10/01/11 ..........................................        925,000        974,145
  5th Installment, 6.75%, 10/01/19 ...........................................................     17,500,000     18,179,875
  Continental Airlines Inc., Eastern Project, La Guardia, 9.00%, 12/01/10 ....................     10,000,000     10,055,000
  Continental Airlines Inc., Eastern Project, La Guardia, 9.125%, 12/01/15 ...................     27,650,000     27,902,168
Utica IDA, Civic Facility Revenue, Utica College Civic Facility,
  6.75%, 12/01/21 ............................................................................      1,250,000      1,281,488
  6.85%, 12/01/31 ............................................................................      2,000,000      2,050,120
Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding, Series
 A, 7.90%, 12/15/07 ..........................................................................        810,000        812,633
                                                                                                                ------------
                                                                                                                 483,583,527
                                                                                                                ------------
NORTH CAROLINA 1.7%
North Carolina Eastern Municipal Power Agency Power System Revenue,
  Refunding, Series A, 5.75%, 1/01/26 ........................................................     37,500,000     37,801,875
  Refunding, Series B, 5.75%, 1/01/24 ........................................................     35,750,000     36,105,355
  Refunding, Series D, 6.75%, 1/01/26 ........................................................      5,000,000      5,481,100
  Series D, 6.70%, 1/01/19 ...................................................................      2,000,000      2,217,160
North Carolina HFAR, SF, Series II, FHA Insured, 6.20%,
  3/01/16 ....................................................................................      2,290,000      2,408,187
  9/01/17 ....................................................................................      1,480,000      1,552,165
                                                                                                                ------------
                                                                                                                  85,565,842
                                                                                                                ------------
NORTH DAKOTA .5%
  Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
   6.05%, 1/01/19 ............................................................................     24,655,000     26,926,465
                                                                                                                ------------

OHIO 3.2%
Akron COP, Akron Municipal Baseball Stadium Project, Capital Appreciation,
  6.30%, 12/01/05 ............................................................................      1,700,000      1,886,609
  6.40%, 12/01/06 ............................................................................      1,685,000      1,920,041
  6.50%, 12/01/07 ............................................................................      1,750,000      1,957,865
  6.90%, 12/01/16 ............................................................................      2,500,000      2,776,675
Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,

Refunding,
  Series C, 6.05%, 10/01/09 ..................................................................     14,250,000     12,944,558
  Series E, 6.05%, 10/01/09 ..................................................................      5,250,000      4,769,048
  Series F, 6.05%, 10/01/09 ..................................................................      1,000,000        908,390
Franklin County Health Care Facilities Revenue,
  Ohio Presbyterian, Series A, 7.125%, 7/01/29 ...............................................      1,000,000      1,046,090
  Presbyterian Retirement Services, Refunding, 5.50%, 7/01/17 ................................      3,100,000      3,015,959
  Presbyterian Retirement Services, Refunding, 5.50%, 7/01/21 ................................      4,700,000      4,293,074
  Presbyterian Retirement Services, Series A, 6.625%, 7/01/13 ................................      1,000,000      1,072,060
Lucas County Health Facilities Revenue, Presbyterian Retirement Services, Refunding, Series A,
  6.625%, 7/01/14 ............................................................................      1,000,000      1,045,730
  6.75%, 7/01/20 .............................................................................      2,000,000      2,051,340

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                          AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
OHIO (CONT.)
Montgomery County Health Systems Revenue,
     Series B-1, Pre-Refunded, 8.10%, 7/01/18 .............................................   $  6,120,000   $  7,383,194
     Series B-2, Pre-Refunded, 8.10%, 7/01/18 .............................................      6,290,000      7,600,255
     St. Leonard, Series B, Pre-Refunded, 8.10%, 7/01/18 ..................................      9,300,000     11,233,403
Ohio State Air Quality Development Authority Revenue,
     Dayton Power and Light Co. Project, Refunding, 6.10%, 9/01/30 ........................     17,900,000     18,286,282
     PCR, Cleveland Electric, Refunding, Series B, 6.00%, 8/01/20 .........................      6,250,000      6,365,813
     Pollution Control, Ohio Edison, Refunding, Series A, 5.95%, 5/15/29 ..................     13,000,000     13,133,640
Ohio State Water Development Authority PCR, Facilities Revenue, Cleveland Electric,
  Refunding, Series A, 8.00%, 10/01/23 ....................................................     27,700,000     29,727,917
Toledo-Lucas County Port Authority Airport Revenue, Burlington Air Express, Project 1,
     7.00%, 4/01/04 .......................................................................      1,690,000      1,700,241
     7.25%, 4/01/09 .......................................................................      5,385,000      5,468,575
     7.375%, 4/01/14 ......................................................................      8,200,000      8,337,186
     7.50%, 4/01/19 .......................................................................     14,365,000     14,367,586
Willoughby IDR, Presbyterian Retirement Services, Refunding, Series A, 6.875%, 7/01/16 ....      1,500,000      1,523,940
                                                                                                             ------------
                                                                                                              164,815,471
                                                                                                             ------------
OKLAHOMA .2%
Oklahoma Development Finance Authority Revenue, Comache County Hospital Project, Series B,
  6.60%, 7/01/31 ..........................................................................      5,000,000      5,039,050
Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
  6.00%, 8/15/14 ..........................................................................      4,000,000      4,089,080
                                                                                                             ------------
                                                                                                                9,128,130
                                                                                                             ------------
OREGON 2.2%
Klamath Falls Electric Revenue, Klamath Cogen, senior lien, Refunding,
     5.75%, 1/01/13 .......................................................................     13,000,000     13,161,980
     5.875%, 1/01/16 ......................................................................     19,650,000     19,678,493
     6.00%, 1/01/25 .......................................................................     66,060,000     63,720,155
Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
  Pre-Refunded, 6.00%, 5/01/26 ............................................................      9,400,000     11,232,436
Oregon State Health Housing Educational and Cultural Facilities Authority Revenue, Linfield
  College Project, Series A, 6.75%, 10/01/25 ..............................................      5,220,000      5,650,650
                                                                                                             ------------
                                                                                                              113,443,714
                                                                                                             ------------
PENNSYLVANIA 5.5%
Allegheny County Hospital Development Authority Revenue, Health System,
     Series A, MBIA Insured, 6.50%, 11/15/30 ..............................................     10,000,000     11,722,900
     Series B, 8.65%, 11/15/05 ............................................................      2,000,000      2,076,940
     Series B, 9.25%, 11/15/15 ............................................................     24,000,000     27,203,040
     Series B, 9.25%, 11/15/22 ............................................................     24,000,000     27,203,040
Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
     6.10%, 7/15/20 .......................................................................      5,500,000      5,638,105
     Series A, 6.70%, 12/01/20 ............................................................      9,400,000      9,727,496
Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..............      3,900,000      4,105,491
Chartiers Valley Industrial and Commercial Development Authority Revenue, Asbury Health
Center Project, Refunding,
  7.40%, 12/01/15 .........................................................................      5,250,000      5,403,825
Delaware County IDAR, Resource Recovery Facility, Refunding, Series A,
     6.10%, 1/01/04 .......................................................................      1,310,000      1,333,122
     6.10%, 1/01/06 .......................................................................      2,140,000      2,224,466
     6.50%, 1/01/08 .......................................................................        425,000        450,300
     6.10%, 7/01/13 .......................................................................     20,500,000     21,060,880
     6.20%, 7/01/19 .......................................................................      6,500,000      6,583,200
Lancaster IDAR, Garden Spot Village Project, Series A, 7.625%, 5/01/31 ....................      1,650,000      1,732,880
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
  Insured, 6.15%, 8/01/29 .................................................................      4,000,000      4,453,080

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
PENNSYLVANIA (CONT.)
Pennsylvania Convention Center Authority Revenue, Refunding, Series A,
     6.25%, 9/01/04 .........................................................................   $  2,225,000   $  2,309,150
     6.60%, 9/01/09 .........................................................................     16,000,000     17,226,720
     6.70%, 9/01/14 .........................................................................     20,760,000     22,261,156
     6.75%, 9/01/19 .........................................................................     15,800,000     16,874,558
Pennsylvania EDA, Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%,
  12/01/15 ..................................................................................     10,000,000     10,418,100
Pennsylvania State Higher Educational Facilities Authority Health Services Revenue, Allegheny
  Delaware Valley Obligation Group, Series A, MBIA Insured, 5.875%, 11/15/16 ................     13,000,000     14,500,980
Philadelphia Gas Works Revenue,
     14th Series A, Pre-Refunded, 6.375%, 7/01/26 ...........................................        885,000        917,887
     Refunding, 14th Series, 6.375%, 7/01/26 ................................................      1,965,000      2,037,371
Philadelphia GO, Refunding, Series B, 6.00%, 5/15/05 ........................................      3,080,000      3,170,182
Philadelphia IDA, Health Care Facility Revenue, Pauls Run, Series A,
     5.85%, 5/15/13 .........................................................................      2,200,000      2,151,952
     5.75%, 5/15/18 .........................................................................      1,500,000      1,393,605
Philadelphia Municipal Authority Revenue, Lease,
     Refunding, Series D, 6.30%, 7/15/17 ....................................................      3,500,000      3,599,820
     Sub Series D, 6.25%, 7/15/13 ...........................................................      3,000,000      3,085,020
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ........................     10,675,000     11,304,718
Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.75%, 12/01/21 ...      3,000,000      3,087,600
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%,
     1/01/10 ................................................................................     21,590,000     22,015,323
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
  Series A, MBIA Insured, 5.75%, 7/01/16 ....................................................      8,130,000      8,935,277
Washington County IDA, PCR, West Pennsylvania Power Co., Series G, AMBAC Insured, 6.05%,
  4/01/14 ...................................................................................      5,025,000      5,532,425
                                                                                                               ------------
                                                                                                                281,740,609
                                                                                                               ------------
RHODE ISLAND .5%

Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity, Series
  17-A, 6.25%, 4/01/17 ......................................................................      5,000,000      5,205,600
Rhode Island State Health and Educational Building Corp. Revenue,
     Hospital Financing, Lifespan Obligation Group, 6.50%, 8/15/32 ..........................      8,000,000      8,249,920
     Hospital Financing, Lifespan Obligation Group, MBIA Insured, 5.75%, 5/15/23 ............      3,500,000      3,766,595
     Landmark Medical Center, Asset Guaranteed, 5.875%, 10/01/19 ............................      6,000,000      6,204,840
West Warwick GO, Series A, 7.30%, 7/15/08 ...................................................        590,000        614,886
                                                                                                               ------------
                                                                                                                 24,041,841
                                                                                                               ------------
SOUTH CAROLINA .5%
Charleston County Hospital Facilities First Mortgage Revenue, Sandpiper Village Inc., 8.00%,
  11/01/13 ..................................................................................      2,985,000      2,934,315
Piedmont Municipal Power Agency Electric Revenue, Refunding,
     6.60%, 1/01/21 .........................................................................      3,660,000      3,678,337
     Series A, 6.55%, 1/01/16 ...............................................................      4,110,000      4,130,386
South Carolina Jobs EDA, Health Facilities Revenue, Lutheran Homes, 1st Mortgage, Refunding,
  5.65%, 5/01/18 ............................................................................      1,200,000      1,113,384
South Carolina Jobs EDA Revenue, Myrtle Beach Convention, Series A, 6.625%, 4/01/36 .........     11,400,000     11,587,758
Tobacco Settlement Revenue Management Authority, Tobacco Settlement Revenue, Series B,
  6.375%, 5/15/30 ...........................................................................      3,750,000      3,620,625
                                                                                                               ------------
                                                                                                                 27,064,805
                                                                                                               ------------
SOUTH DAKOTA .1%
South Dakota HDA Revenue, Homeownership Mortgage, Series A, 6.125%, 5/01/17 .................      3,305,000      3,462,649
South Dakota Health and Educational Facilities Authority Revenue, Prairie Lakes Health Care,
     Pre-Refunded, 7.25%, 4/01/22 ...........................................................      2,480,000      2,540,512
     Refunding, 7.25%, 4/01/22 ..............................................................      1,020,000      1,042,766
                                                                                                               ------------
                                                                                                                  7,045,927
                                                                                                               ------------
TENNESSEE
Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 ...........................        145,000        150,655
                                                                                                               ------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                 PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                           AMOUNT          VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
TEXAS 1.3%
Alliance Airport Authority Special Facilities Revenue, American Airlines Inc.
  Project, 7.50%, 12/01/29 ..................................................................  $  25,500,000  $   6,247,500
Austin Convention Enterprises Inc. Convention Center Revenue, First Tier, Series A, 6.70%,
  1/01/32 ...................................................................................     10,000,000     10,418,200
Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
  Refunding, FSA Insured, ETM, 6.00%, 11/15/15 ..............................................      8,750,000      9,594,550
Coppell Special Assessment, Gateway Project, 8.70%, 3/01/12 .................................      3,595,000      3,683,257
Decatur Hospital Authority Hospital Revenue, Series A, 5.75%, 9/01/29 .......................      4,940,000      4,526,917
El Paso Health Facilities Development Corp. Revenue, Senior Care Facilities, Bienvivir
  Senior Health,
     7.00%, 8/15/12 .........................................................................      1,030,000      1,052,032
     7.50%, 8/15/18 .........................................................................      2,300,000      2,344,827
Georgetown Health Facilities Development Corp. Revenue, Georgetown Healthcare System,
  Refunding, 6.25%, 8/15/29 .................................................................     10,975,000     10,150,009
Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
     5.60%, 1/01/27 .........................................................................      8,640,000      1,900,800
     Series A, 5.60%, 4/01/18 ...............................................................      4,500,000        990,000
Sabine River Authority PCR, Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%,
  4/01/18 ...................................................................................      7,000,000      7,879,200
Texas State GO, Veterans Housing Assistance, Fund I, Refunding, Series A, 6.15%, 12/01/25 ...      7,430,000      7,722,371
                                                                                                               ------------
                                                                                                                 66,509,663
                                                                                                               ------------
U.S. TERRITORIES 3.9%
Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding,
     5.50%, 5/15/39 .........................................................................     11,500,000     11,148,215
     5.625%, 5/15/43 ........................................................................     10,500,000     10,166,415
District of Columbia GO,
     Refunding, Series A, 5.875%, 6/01/05 ...................................................      2,355,000      2,542,434
     Refunding, Series A, 6.00%, 6/01/07 ....................................................      8,930,000      9,995,974
     Series A, ETM, 6.00%, 6/01/07 ..........................................................      2,845,000      3,303,927
     Series A, Pre-Refunded, 6.375%, 6/01/11 ................................................     22,770,000     26,620,407
     Series A, Pre-Refunded, 6.375%, 6/01/16 ................................................     27,230,000     31,834,593
     Series E, FSA Insured, 6.00%, 6/01/11 ..................................................      5,000,000      5,153,200
District of Columbia Hospital Revenue, Medlantic Healthcare Group, Refunding, Series A, MBIA
  Insured, ETM, 5.875%, 8/15/19 .............................................................      8,850,000      9,870,405
District of Columbia Revenue,
     Carnegie Endowment Revenue, 5.75%, 11/15/26 ............................................      5,410,000      5,870,121
     Methodist Home Issue, 6.00%, 1/01/29 ...................................................      4,750,000      4,284,738
District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds, 6.50%,
  5/15/33 ...................................................................................     22,000,000     21,654,160
Northern Mariana Islands Commonwealth Ports Authority Airport Revenue, senior lien, Series A,
  6.25%, 3/15/28 ............................................................................      9,195,000      9,437,288
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
  3/15/28 ...................................................................................      8,630,000      9,133,992
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.75%, 7/01/08 ............................................................................        380,000        382,348
Virgin Islands PFAR, sub. lien, Fund Loan Notes, Refunding, Series E,
     5.75%, 10/01/13 ........................................................................     15,000,000     15,266,100
     5.875%, 10/01/18 .......................................................................      7,000,000      7,190,960
     6.00%, 10/01/22 ........................................................................     14,500,000     14,666,025
                                                                                                               ------------
                                                                                                                198,521,302
                                                                                                               ------------
UTAH
Carbon County Solid Waste Disposal Revenue, Laidlaw Environmental Services, Refunding, Series
  A, 7.45%, 7/01/17 .........................................................................      2,500,000      2,418,650
Utah State HFAR, SFM, Series C-2, 9.05%, 7/01/03 ............................................          5,000          5,023
                                                                                                               ------------
                                                                                                                  2,423,673
                                                                                                               ------------
VERMONT .3%
Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
  Series A, AMBAC Insured, 6.00%, 12/01/23 ..................................................     15,000,000     17,046,300
                                                                                                               ------------

VIRGINIA .3%
Virginia Beach Development Authority Residential Care Facility Mortgage Revenue, Westminster
     Canterbury Project, Series A,
     7.125%, 11/01/23 .......................................................................      5,000,000      5,464,150
     7.25%, 11/01/32 ........................................................................      9,000,000      9,870,840
                                                                                                               ------------
                                                                                                                 15,334,990
                                                                                                               ------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                               PRINCIPAL
FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                         AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
WEST VIRGINIA .3%
West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital
  Project, Refunding and Improvement, 7.25%, 7/01/20 .....................................   $   15,000,000   $   14,250,000
                                                                                                              --------------
WISCONSIN .4%
Kaukauna Environmental Improvement Revenue, International Paper Co. Project,
  Series A, 6.70%, 5/01/24 ...............................................................        4,100,000        4,380,112
Wisconsin Housing and EDA, Homeownership Revenue, Series C, 6.15%, 9/01/17 ...............        2,275,000        2,365,613
Wisconsin State Health and Educational Facilities Authority Revenue,
     Franciscan Skemp Medical Center Inc. Project, 6.25%, 11/15/20 .......................        9,510,000       10,038,566
     New Castle Place Project, Series A, 7.00%, 12/01/31 .................................        2,500,000        2,513,625
                                                                                                              --------------
                                                                                                                  19,297,916
                                                                                                              --------------
WYOMING .2%
Sweetwater County PCR, Idaho Power Co. Project, Refunding, Series A, 6.05%, 7/15/26 ......       10,500,000       10,852,654
                                                                                                              --------------
TOTAL BONDS ..............................................................................                     4,575,007,538
                                                                                                              --------------
ZERO COUPON BONDS 7.5%
CALIFORNIA 6.4%
Foothill/Eastern Corridor Agency Toll Road Revenue,
     Capital Appreciation, Refunding, 1/15/22 ............................................       49,115,000       16,342,525
     Capital Appreciation, Refunding, 1/15/31 ............................................        4,000,000          766,560
     Capital Appreciation, Refunding, 1/15/34 ............................................        4,500,000          717,930
     Capital Appreciation, Refunding, 1/15/36 ............................................        4,000,000          564,800
     Convertible Capital Appreciation, Refunding, 1/15/23 ................................       35,000,000       25,165,700
San Francisco City and County RDA, Lease Revenue, George R. Moscone Center,
     7/01/09 .............................................................................        3,750,000        3,026,363
     7/01/10 .............................................................................        4,500,000        3,423,285
     7/01/12 .............................................................................        4,500,000        3,048,885
     7/01/13 .............................................................................        4,250,000        2,692,843
     7/01/14 .............................................................................        2,250,000        1,341,518
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
     junior lien, ETM, 1/01/04 ...........................................................        7,400,000        7,333,548
     junior lien, ETM, 1/01/05 ...........................................................        8,000,000        7,828,880
     junior lien, ETM, 1/01/06 ...........................................................        9,000,000        8,599,410
     junior lien, ETM, 1/01/07 ...........................................................        9,400,000        8,658,904
     junior lien, ETM, 1/01/08 ...........................................................       10,400,000        9,173,216
     junior lien, ETM, 1/01/09 ...........................................................       21,800,000       18,393,314
     junior lien, ETM, 1/01/10 ...........................................................       15,000,000       11,941,950
     junior lien, ETM, 1/01/12 ...........................................................       30,100,000       21,687,953
     junior lien, ETM, 1/01/24 ...........................................................       52,700,000       18,504,551
     junior lien, ETM, 1/01/25 ...........................................................       45,200,000       15,029,000
     junior lien, ETM, 1/01/26 ...........................................................      131,900,000       41,421,876
     junior lien, ETM, 1/01/27 ...........................................................      139,100,000       41,521,350
     senior lien, Refunding, Series A, 1/15/16 ...........................................       22,500,000       17,029,125
     senior lien, Refunding, Series A, 1/15/17 ...........................................       20,000,000       15,108,000
     senior lien, Refunding, Series A, 1/15/23 ...........................................       20,000,000       14,711,000
     senior lien, Refunding, Series A, 1/15/24 ...........................................       20,000,000       14,614,000
                                                                                                              --------------
                                                                                                                 328,646,486
                                                                                                              --------------
KENTUCKY .5%
Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
     MBIA Insured, zero cpn. to 10/01/05,
     6.10% thereafter, 10/01/22 ..........................................................       15,975,000       15,214,750
     6.15% thereafter, 10/01/27 ..........................................................       10,000,000        9,310,800
                                                                                                              --------------
                                                                                                                  24,525,550
                                                                                                              --------------

   FRANKLIN TAX-FREE TRUST
   STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                       PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
 ---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON BONDS (CONT.)
   NEW YORK
   MAC for City of Troy Revenue, Capital Appreciation, Series C, MBIA Insured,
        7/15/21 ...................................................................................  $    428,010   $      181,412
        1/15/22 ...................................................................................       649,658          265,060
                                                                                                                    --------------
                                                                                                                           446,472
                                                                                                                    --------------
   TENNESSEE .4%
   Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
     Mortgage Mountain States Health, Series A, MBIA Insured,
        7/01/27 ...................................................................................    19,365,000        5,298,845
        7/01/28 ...................................................................................    19,400,000        5,020,526
        7/01/29 ...................................................................................    19,365,000        4,726,803
        7/01/30 ...................................................................................    19,370,000        4,469,434
   Knox County Health and Housing Facilities Board Hospital Facilities Revenue, Refunding
     and Improvement, FSA Insured, 1/01/25.........................................................     5,000,000        1,450,400
   Knox County Health Educational and Housing Board Hospital Facilities Revenue, Refunding
     and Improvement, FSA Insured, 1/01/26.........................................................     2,610,000          711,121
                                                                                                                    --------------
                                                                                                                        21,677,129
                                                                                                                    --------------
   TEXAS .2%
   Texas State Turnpike Authority Revenue, Capital Appreciation, AMBAC Insured, 8/15/32 ...........    51,000,000        9,177,450
                                                                                                                    --------------
   TOTAL ZERO COUPON BONDS ........................................................................                    384,473,087
                                                                                                                    --------------
   TOTAL LONG TERM INVESTMENTS (COST $4,917,560,607) ..............................................                  4,959,480,625
                                                                                                                    --------------

   SHORT TERM INVESTMENTS 2.4%
   CALIFORNIA .5%
 b Orange County Sanitation Districts COP, Refunding, Series A, Daily VRDN and Put, 1.10%, 8/01/29     27,195,000       27,195,000
                                                                                                                    --------------

   CONNECTICUT .2%
 b Connecticut State Health and Educational Facilities Authority Revenue, Yale University,
    Series T-1, Weekly VRDN and Put, 1.10%, 7/01/29 ...............................................    11,700,000       11,700,000
                                                                                                                    --------------

   FLORIDA .2%
 b Alachua County Health Facilities Continuing Care Revenue, Oak Hammock University of Florida
    Project, Series A, Daily VRDN and Put, 1.15%, 10/01/32 ........................................     3,900,000        3,900,000
 b Orange County School Board COP, Series B, AMBAC Insured, Daily VRDN and Put, 1.15%, 8/01/25 ....     2,050,000        2,050,000
 b Pinellas County Health Facilities Authority Revenue, Pooled Hospital Loan Program, Refunding,
    AMBAC Insured, Daily VRDN and Put, 1.15%, 12/01/15 ............................................     5,850,000        5,850,000
                                                                                                                    --------------
                                                                                                                        11,800,000
                                                                                                                    --------------
   GEORGIA .2%
 b Atlanta Water and Wastewater Revenue, Series C, FSA Insured, Daily VRDN and Put, 1.15%, 11/01/41     5,000,000        5,000,000
 b Hapeville IDAR, Hapeville Hotel Ltd., Daily VRDN and Put, 1.10%, 11/01/15 ......................     4,500,000        4,500,000
                                                                                                                    --------------
                                                                                                                         9,500,000
                                                                                                                    --------------
   INDIANA .1%
 b Princeton PCR, PSI Energy Inc. Project, Refunding, Daily VRDN and Put, 1.10%, 4/01/22 ..........     6,400,000        6,400,000
                                                                                                                    --------------

   MASSACHUSETTS .4%
 b Massachusetts State Health and Educational Facilities Authority Revenue, Capital Assets Program,
     Series D, MBIA Insured, Daily VRDN and Put, 1.10%, 1/01/35 ...................................    21,900,000       21,900,000
                                                                                                                    --------------

   MICHIGAN
 b Farmington Hills Hospital Finance Authority Revenue, Botsford General Hospital, Series B, MBIA
     Insured, Daily VRDN and Put, 1.20%, 2/15/16 ..................................................     1,550,000        1,550,000
 b Michigan State University Revenues, Series A, Daily VRDN and Put, 1.15%, 8/15/32 ...............       400,000          400,000
                                                                                                                    --------------
                                                                                                                         1,950,000
                                                                                                                    --------------
   MISSOURI
 b Kansas City IDAR, Ewing Marion Kauffmam, Series A, Daily VRDN and Put, 1.15%, 4/01/27 ..........     1,800,000        1,800,000
                                                                                                                    --------------

   NEW JERSEY .1%
 b Camden County Improvement Authority Revenue, Senior Redevelopment, Harvest Village Project,
     Series A, Daily VRDN and Put, 1.05%, 7/01/29 .................................................     3,500,000        3,500,000
                                                                                                                    --------------

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                  PRINCIPAL
   FRANKLIN HIGH YIELD TAX-FREE INCOME FUND                                                        AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONT.)
   NEW YORK .5%
b  Long Island Power Authority Electric Systems Revenue, Sub Series 2, Daily VRDN and Put,
    1.10%, 5/01/33 ........................................................................   $    3,400,000   $    3,400,000
b  New York City GO,
     Series B, Daily VRDN and Put, 1.15%, 10/01/22 ........................................        3,900,000        3,900,000
     Sub Series A-7, Daily VRDN and Put, 1.10%, 8/01/20 ...................................        3,450,000        3,450,000
     Sub Series B, Daily VRDN and Put, 1.13%, 8/15/18 .....................................        3,000,000        3,000,000
     Sub Series E-3, Daily VRDN and Put, 1.10%, 8/01/23 ...................................          300,000          300,000
b  New York City Municipal Water Finance Authority Water and Sewer System Revenue, Series
    G, FGIC Insured, Daily VRDN and Put, 1.10%, 6/15/24 ...................................        6,100,000        6,100,000
b  Port Authority of New York and New Jersey Special Obligation Revenue, Versatile
    Structure, Series 2, Daily VRDN and Put, 1.15%, 5/01/19 ...............................        5,000,000        5,000,000
                                                                                                               --------------
                                                                                                                   25,150,000
                                                                                                               --------------
   OREGON .1%
b  Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, 1.00%, 12/01/09 .............        3,150,000        3,150,000
                                                                                                               --------------

   U.S. TERRITORIES
b  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 1.05%, 7/01/28 .........................          400,000          400,000
                                                                                                               --------------

   VIRGINIA .1%
b  Waynesboro IDAR, Residential Care Facilities, Sunny Side Presbyterian Home, Refunding,
     Daily VRDN and Put, 1.10%, 12/15/28 ..................................................        2,235,000        2,235,000
                                                                                                               --------------
   TOTAL SHORT TERM INVESTMENTS (COST $126,680,000) .......................................                       126,680,000
                                                                                                               --------------
   TOTAL INVESTMENTS (COST $5,044,240,607) 99.1% ..........................................                     5,086,160,625
   OTHER ASSETS, LESS LIABILITIES .9% .....................................................                        44,752,184
                                                                                                               --------------
   NET ASSETS 100.0% ......................................................................                    $5,130,912,809
                                                                                                               ==============


See glossary of terms on page 139.

aSee Note 6 regarding defaulted securities.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

                                                                                    YEAR ENDED FEBRUARY 28,
                                                    ---------------------------------------------------------------------------
CLASS A                                                  2003             2002           2001           2000 c           1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $11.85          $11.70          $10.99          $11.96          $11.92
                                                    ---------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .56             .57             .59             .60             .61
   Net realized and unrealized gains (losses)              .18             .15             .71            (.96)            .05
                                                    ---------------------------------------------------------------------------
Total from investment operations ............              .74             .72            1.30            (.36)            .66
                                                    ---------------------------------------------------------------------------
Less distributions from net investment income             (.56)           (.57)           (.59)           (.61) d         (.62)
                                                    ---------------------------------------------------------------------------
Net asset value, end of year ................           $12.03          $11.85          $11.70          $10.99          $11.96
                                                    ===========================================================================
Total return b ..............................            6.41%           6.35%          12.16%         (3.08)%           5.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $778,716        $731,972        $654,709        $617,407        $681,818
Ratios to average net assets:
   Expenses .................................             .65%            .65%            .67%            .65%            .65%
   Net investment income ....................            4.68%           4.86%           5.24%           5.23%           5.06%
Portfolio turnover rate .....................           17.95%           6.11%          20.19%          21.21%           5.43%

CLASS B
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $11.90          $11.74          $11.00          $10.89
                                                    -----------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .49             .51             .54             .06
   Net realized and unrealized gains (losses)              .19             .16             .73             .10
                                                    -----------------------------------------------------------
Total from investment operations ............              .68             .67            1.27             .16
                                                    -----------------------------------------------------------
Less distributions from net investment income             (.49)           (.51)           (.53)           (.05)
                                                    -----------------------------------------------------------
Net asset value, end of year ................           $12.09          $11.90          $11.74          $11.00
                                                    ===========================================================
Total return b ..............................            5.88%           5.82%          11.81%           1.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $67,994         $36,461          $9,798            $226
Ratios to average net assets:
   Expenses .................................            1.20%           1.20%           1.21%           1.20% e
   Net investment income ....................            4.13%           4.31%           4.64%           4.66% e
Portfolio turnover rate .....................           17.95%           6.11%          20.19%          21.21%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for
 Class B.
dThe fund made a capital gain distribution of $.003.
eAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND (CONT.)

                                                                                 YEAR ENDED FEBRUARY 28,
                                                      ----------------------------------------------------------------------
CLASS C                                                   2003           2002           2001           2000           1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........            $11.93         $11.77         $11.05         $12.03         $11.98
                                                      ----------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................               .50            .51            .53            .54            .54
   Net realized and unrealized gains (losses)               .18            .16            .72           (.98)           .06
                                                      ----------------------------------------------------------------------
Total from investment operations ............               .68            .67           1.25           (.44)           .60
                                                      ----------------------------------------------------------------------
Less distributions from net investment income              (.50)          (.51)          (.53)          (.54) c        (.55)
                                                      ----------------------------------------------------------------------
Net asset value, end of year ................            $12.11         $11.93         $11.77         $11.05         $12.03
                                                      ======================================================================
Total return b ..............................             5.80%          5.81%         11.59%        (3.69)%          5.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $100,410        $74,104        $53,381        $46,403        $48,715
Ratios to average net assets:
   Expenses .................................             1.18%          1.20%          1.21%          1.20%          1.21%
   Net investment income ....................             4.15%          4.31%          4.69%          4.67%          4.50%
Portfolio turnover rate .....................            17.95%          6.11%         20.19%         21.21%          5.43%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.003.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                 PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                           AMOUNT      VALUE
-------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.7%
BONDS 97.7%
Aberdeen Township GO, Refunding, FGIC Insured, 5.70%, 2/01/22 ..............................  $  4,100,000  $  4,458,709
Allamuchy Town Board of Education COP, MBIA Insured, 6.00%, 11/01/14 .......................     1,000,000     1,089,320
Atlantic County Improvement Authority Luxury Tax Revenue, Convention Center Project, MBIA
 Insured, ETM, 7.40%, 7/01/16 ..............................................................     9,500,000    12,446,140
Atlantic County Utilities Authority, Solid Waste Revenue, 7.00%, 3/01/08 ...................       300,000       300,000
Berkeley Township Board of Education GO, FSA Insured, 4.75%, 8/01/22 .......................     1,975,000     2,006,403
Branchburg Township Board of Education GO, FGIC Insured, 5.00%,
  7/15/26 ..................................................................................     1,230,000     1,257,761
  7/15/27 ..................................................................................     1,300,000     1,327,534
  7/15/28 ..................................................................................     1,365,000     1,392,969
  7/15/29 ..................................................................................     1,440,000     1,468,498
Camden County Improvement Authority Health System Revenue, Catholic Health East, Series B,
 AMBAC Insured, 5.00%, 11/15/28 ............................................................    11,600,000    11,760,080
Cape May County IPC, Financing Authority Revenue, Atlantic City Electric Co., Refunding,
 Series  A, MBIA Insured, 6.80%, 3/01/21 ...................................................     5,400,000     7,022,970
Carteret Board of Education COP, MBIA Insured,
  5.75%, 1/15/30 ...........................................................................     1,155,000     1,271,551
  Pre-Refunded, 6.25%, 4/15/19 .............................................................     2,750,000     3,029,538
Church Street Corp. Keansburg Elderly Housing Mortgage Revenue, Refunding, 5.625%, 3/01/11 .       180,000       180,000
Delaware River and Bay Authority Revenue,
  FGIC Insured, 5.25%, 1/01/26 .............................................................     9,000,000     9,265,500
  MBIA Insured, 5.00%, 1/01/27 .............................................................    10,000,000    10,328,600
  Series A, AMBAC Insured, 5.75%, 1/01/29 ..................................................     4,000,000     4,426,920
Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
 FSA Insured, 5.75%,
  1/01/22 ..................................................................................     8,500,000     9,395,985
  1/01/26 ..................................................................................    10,000,000    10,960,200
East Orange GO, Water Utility, AMBAC Insured, 5.70%,
  6/15/23 ..................................................................................     1,200,000     1,310,040
  6/15/24 ..................................................................................     1,385,000     1,510,620
  6/15/25 ..................................................................................     1,465,000     1,597,876
Egg Harbor Township School District, Refunding, FGIC Insured, 5.125%, 7/15/24 ..............     4,870,000     5,054,914
Freehold Township Board Education GO, MBIA Insured, 5.00%, 2/15/30 .........................     1,500,000     1,527,510
Gloucester County Improvement Authority Solid Waste Resource Recovery Revenue, Waste
 Management Inc., Refunding,
  Project Series A, 6.85%, 12/01/29 ........................................................     1,375,000     1,514,741
  Project Series B, 7.00%, 12/01/29 ........................................................     1,250,000     1,376,400
Hammonton School District GO, FGIC Insured, 5.00%,
  8/01/26 ..................................................................................     1,155,000     1,183,690
  8/01/27 ..................................................................................     1,215,000     1,243,322
Higher Education Student Assistance Authority Student Loan Revenue, Series A, MBIA Insured,
 6.15%, 6/01/19 ............................................................................     2,500,000     2,682,200
Highland Park School District GO, Refunding, MBIA Insured, 5.125%, 2/15/25 .................     7,120,000     7,267,669
Hoboken GO, Parking Utility, Series A, FGIC Insured, 5.00%, 1/01/23 ........................     4,315,000     4,453,339
Hoboken New Jersey Parking Authority Parking Revenue, AMBAC Insured, 5.30%, 5/01/27 ........     3,600,000     4,168,944
Hudson County Improvement Authority Solid Waste Systems Revenue, Koppers Site Project,
 Series A, 6.125%, 1/01/29 .................................................................     6,510,000     6,190,099
Jackson Township School District GO, FGIC Insured, 5.00%, 4/15/25 ..........................     3,000,000     3,077,130
Jersey City GO,
  FSA Insured, 5.00%, 3/01/21 ..............................................................     1,500,000     1,554,555
  Series A, FSA Insured, 5.625%, 3/01/20 ...................................................     1,000,000     1,094,920
Lafayette Yard Community Development Revenue, Hotel/Conference Center Project-Trenton
  Guaranteed, MBIA Insured, Pre-Refunded,
  6.00%, 4/01/29 ...........................................................................     1,750,000     2,087,803
  5.80%, 4/01/35 ...........................................................................     2,520,000     2,974,608
Middlesex County COP, MBIA Insured,
  5.00%, 8/01/31 ...........................................................................     3,250,000     3,307,883
  Pre-Refunded, 6.125%, 2/15/19 ............................................................     1,300,000     1,374,061
Middlesex County Improvement Authority Revenue, Administration Building Residential Project,
  FNMA Insured,
  5.25%, 7/01/21 ...........................................................................       750,000       782,813
  5.35%, 7/01/34 ...........................................................................     1,575,000     1,610,957
Middletown Township GO, Board of Education, MBIA Insured, Pre-Refunded, 5.85%,
  8/01/24 ..................................................................................     4,295,000     4,986,925
  8/01/25 ..................................................................................     4,300,000     4,992,730
Monroe Township Municipal Utilities Authority Middlesex County Revenue, Refunding,
  FGIC Insured, 5.00%, 2/01/26 ..............................................................     1,000,000     1,020,240

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                               PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Jersey EDA,
  EDR, School Revenue, Blair Academy, 1995 Project, Series N, 6.90%, 12/01/11 .............  $  2,765,000  $  2,810,650
  Heating and Cooling Revenue, Trigen-Trenton Project, Series A, 6.20%, 12/01/10 ..........     6,370,000     6,541,863
  Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.10%, 12/01/04 ..........     1,360,000     1,387,907
  Heating and Cooling Revenue, Trigen-Trenton Project, Series B, 6.20%, 12/01/07 ..........     2,720,000     2,794,582
   Lease Revenue, International Center for Public Health Project, University of Medicine
   and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ...........................................     5,000,000     5,609,450
  Natural Gas Facilities Revenue, New Jersey Natural Gas Co. Project, Series A, AMBAC
   Insured, 6.25%, 8/01/24 ................................................................     8,200,000     8,906,266
  PCR, Jersey Central Power and Light, 7.10%, 7/01/15 .....................................       550,000       566,704
  School Revenue, Blair Academy, 1995 Project, Series A, 5.85%, 9/01/16 ...................     1,640,000     1,723,099
  State Lease Revenue, Liberty State Park Lease Rental, Refunding, AMBAC Insured, 5.75%,
   3/15/20 ................................................................................     4,605,000     5,068,585
  Terminal Revenue, GATX Terminals Corp. Project, 6.65%, 9/01/22 ..........................     7,440,000     7,573,474
  Water Facilities Revenue, Hackensack Water Co. Project, Refunding, Series A, MBIA
   Insured, 5.80%, 3/01/24 ................................................................     1,000,000     1,049,940
New Jersey EDA Revenue,
  Hillcrest Health Services System Project, Refunding, AMBAC Insured, 5.375%, 1/01/16 .....     2,500,000     2,714,725
  Jewish Community Housing Corp. Metropolitan Project, 5.90%, 12/01/31 ....................     5,110,000     5,448,844
  School Facilities Construction, Series A, AMBAC Insured, 5.00%, 6/15/21 .................    15,000,000    15,554,550
  School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ..................    23,000,000    23,135,700
  Transportation Project, sub. leased, Series A, FSA Insured, 5.25%, 5/01/17 ..............     5,000,000     5,360,300
  Transportation Project, sub. leased, Series A, FSA Insured, 5.00%, 5/01/18 ..............     2,000,000     2,095,840
New Jersey Health Care Facilities Financing Authority Revenue,
  Atlantic City Medical Center, Refunding, 5.75%, 7/01/25 .................................     5,000,000     5,208,200
  Atlantic Health Systems, Series A, AMBAC Insured, 5.00%, 7/01/27 ........................     7,500,000     7,596,750
  Burdette Tomlin Memorial Hospital, 5.50%, 7/01/29 .......................................     5,725,000     5,855,988
  Cathedral Health Services, Refunding, MBIA Insured, 5.25%, 8/01/21 ......................     5,000,000     5,232,350
  East Orange General Hospital, Series B, 7.75%, 7/01/20 ..................................     4,970,000     4,718,120
  FHA Insured Mortgage, Englewood Hospital, MBIA Insured, 5.00%, 8/01/31 ..................     7,330,000     7,456,223
  Franciscan St. Mary's Hospital, ETM, 5.875%, 7/01/12 ....................................     4,250,000     4,827,660
  Hackensack University Medical Center, 6.00%, 1/01/34 ....................................    10,000,000    10,455,600
  Holy Name Hospital, 6.00%, 7/01/25 ......................................................     3,000,000     3,048,510
  Holy Name Hospital, AMBAC Insured, 5.25%, 7/01/20 .......................................     3,000,000     3,142,590
  Jersey City Medical Center, AMBAC Insured, 5.00%, 8/01/31 ...............................     7,000,000     7,110,110
  Jersey Shore Medical Center, Refunding, AMBAC Insured, 5.875%, 7/01/24 ..................       975,000     1,017,500
  JFK Medical Center/Hartwyck, Refunding, MBIA Insured, 5.00%, 7/01/25 ....................     7,855,000     7,989,321
  Medical Center at Princeton Obligation Group, AMBAC Insured, 5.00%, 7/01/28 .............     7,000,000     7,119,700
  Meridian Health Systems Obligation Group, FSA Insured, 5.375%, 7/01/24 ..................     6,500,000     6,813,820
  Meridian Health Systems Obligation Group, FSA Insured, 5.25%, 7/01/29 ...................    20,000,000    20,636,000
  Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/16 ............     4,900,000     5,326,839
  Monmouth Medical Center, Series C, FSA Insured, Pre-Refunded, 6.25%, 7/01/24 ............     8,250,000     8,968,658
  Pascack Valley Hospital Association, 5.125%, 7/01/28 ....................................     6,000,000     4,732,920
  Robert Wood Johnson University Hospital, 5.75%, 7/01/25 .................................     5,000,000     5,315,350
  South Jersey Hospital, 5.875%, 7/01/21 ..................................................    10,000,000    10,240,500
  South Jersey Hospital, 6.00%, 7/01/32 ...................................................    18,600,000    18,930,150
  Southern Ocean County Hospital, FSA Insured, 5.00%, 7/01/27 .............................     2,000,000     2,025,800
  St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 5.75%, 7/01/16 .     1,000,000     1,100,720
  St. Joseph's Hospital and Medical Center, Refunding, Connie Lee Insured, 6.00%, 7/01/26 .     1,000,000     1,094,640
  St. Peters University Hospital, Series A, 6.875%, 7/01/30 ...............................     1,500,000     1,609,710
New Jersey State Building Authority State Building Revenue,
  Refunding, 5.00%, 6/15/15 ...............................................................     5,000,000     5,309,450
  Series A, FSA Insured, 5.00%, 12/15/22 ..................................................     1,000,000     1,035,930
New Jersey State Educational Facilities Authority Revenue,
  Bloomfield College, Series A, 6.85%, 7/01/30 ............................................     1,380,000     1,481,968
  Capital Improvement Funding Project, Series A, FSA Insured, 5.00%, 9/01/20 ..............     8,000,000     8,355,280
  FGIC Insured, 5.50%, 7/01/30 ............................................................     6,615,000     7,082,945
  Montclair State University, Series F, FGIC Insured, 5.00%, 7/01/31 ......................     5,000,000     5,084,750
  New Jersey Institute of Technology, Refunding, Series A, MBIA Insured, 6.00%, 7/01/24 ...     1,455,000     1,564,867
  New Jersey Institute of Technology, Series A, MBIA Insured, 6.00%, 7/01/15 ..............     4,000,000     4,302,040
  New Jersey Institute of Technology, Series G, MBIA Insured, 4.75%, 7/01/31 ..............     2,000,000     2,002,600

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                             AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
New Jersey State Educational Facilities Authority Revenue, (cont.)
     Ramapo College, Series D, AMBAC Insured, 5.00%, 7/01/25 ..................................  $  1,000,000  $  1,022,480
     Ramapo College, Series D, AMBAC Insured, 5.00%, 7/01/31 ..................................     1,500,000     1,525,425
     Rowan College, Series E, AMBAC Insured, Pre-Refunded, 6.00%, 7/01/26 .....................     9,810,000    11,293,959
     Rowan University, Series C, FGIC Insured, 5.00%, 7/01/31 .................................     2,000,000     2,040,200
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/27 .................................     1,585,000     1,619,252
     Rowan University, Series K, FGIC Insured, 5.00%, 7/01/33 .................................     1,000,000     1,019,340
     Seton Hall University Project, Series G, AMBAC Insured, 5.00%, 7/01/26 ...................     1,870,000     1,909,438
     Stevens Institute of Technology, Series I, 5.00%, 7/01/18 ................................     1,100,000     1,142,856
     Stevens Institute of Technology, Series I, 5.00%, 7/01/28 ................................     1,575,000     1,578,717
     University of Medical Dentistry, Series C, AMBAC Insured, 5.125%, 12/01/29 ...............     2,700,000     2,760,723
New Jersey State Highway Authority Garden State Parkway General Revenue, 6.20%, 1/01/10 .......     5,000,000     5,826,400
New Jersey State Housing and Mortgage Finance Agency MFHR,
     GO, Series D, FSA Insured, 5.50%, 5/01/22 ................................................       985,000     1,007,714
     Refunding, Series A, AMBAC Insured, 6.00%, 11/01/14 ......................................     5,000,000     5,264,100
     Refunding, Series A, AMBAC Insured, 6.05%, 11/01/20 ......................................    12,070,000    12,582,372
     Series B, FSA Insured, 6.25%, 11/01/26 ...................................................     2,000,000     2,143,500
     Series A1, FSA Insured, 6.35%, 11/01/31 ..................................................     2,000,000     2,143,000
     Series E1, FSA Insured, 5.70%, 5/01/20 ...................................................     3,525,000     3,743,127
     Series E1, FSA Insured, 5.75%, 5/01/25 ...................................................     1,630,000     1,722,356
New Jersey State Housing and Mortgage Finance Agency Revenue,
     Home Buyer, Series J, MBIA Insured, 6.20%, 10/01/25 ......................................     4,815,000     4,966,239
     Home Buyer, Series N, MBIA Insured, 6.35%, 10/01/27 ......................................     3,340,000     3,468,557
     Home Buyer, Series U, MBIA Insured, 5.85%, 4/01/29 .......................................    12,000,000    12,469,560
     Home Buyer, Series CC, MBIA Insured, 5.875%, 10/01/31 ....................................     4,990,000     5,198,382
     SFMR, Home Buyer, Series Z, MBIA Insured, 5.70%, 10/01/17 ................................     6,325,000     6,645,994
New Jersey State Transportation Corp. COP, Federal Transportation Administration Grants, Series
  A, AMBAC Insured, Pre-Refunded, 6.125%, 9/15/15 .............................................     2,000,000     2,398,160
New Jersey State Transportation Trust Fund Authority Revenue, Transportation System, Refunding,
  Series B, MBIA Insured, 5.00%, 12/15/21 .....................................................    10,000,000    10,395,400
New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
     5.60%, 1/01/22 ...........................................................................     7,500,000     8,130,675
     5.50%, 1/01/25 ...........................................................................    16,300,000    17,415,083
Newark Board of Education GO, MBIA Insured, Pre-Refunded, 5.875%, 12/15/14 ....................     1,000,000     1,103,430
North Brunswick Township Board of Education GO,
     FGIC Insured, 4.75%, 7/15/22 .............................................................     1,409,000     1,433,432
     Refunding, FGIC Insured, 5.00%, 2/01/15 ..................................................     2,000,000     2,118,500
North Hudson Sewer Authority New Jersey Sewer Revenue, Series C, MBIA Insured, 5.00%,
     8/01/22 ..................................................................................     1,000,000     1,035,340
     8/01/31 ..................................................................................     1,000,000     1,017,120
North Plainfield Board of Education GO, FSA Insured, 4.875%, 8/15/25 ..........................     1,020,000     1,037,993
Ocean County Board of Education GO, Cape May, FGIC Insured, 5.00%,
     4/01/21 ..................................................................................     2,155,000     2,243,463
     4/01/22 ..................................................................................     2,142,000     2,218,148
Passaic Valley Sewer Commissioners GO, Sewer System, Refunding, Series E, AMBAC Insured, 5.75%,
  12/01/22 ....................................................................................     8,925,000     9,924,154
Passaic Valley Sewer Commissioners Sewer System Revenue, Refunding, Series D, AMBAC Insured,
  5.80%, 12/01/18 .............................................................................     7,400,000     7,573,382
Port Authority of New York and New Jersey Revenue,
     120th Series, MBIA Insured, 5.50%, 10/15/35 ..............................................     5,000,000     5,223,200
     121st Series, MBIA Insured, 5.375%, 10/15/35 .............................................     3,000,000     3,150,390
     Consolidated, 94th Series, 6.00%, 12/01/16 ...............................................     2,000,000     2,162,500
     Consolidated, 94th Series, 6.00%, 6/01/17 ................................................     5,000,000     5,406,250
     Consolidated, 109th Series, FSA Insured, 5.375%, 7/15/27 .................................     2,500,000     2,602,150
     Consolidated, 125th Series, FSA Insured, 5.00%, 4/15/32 ..................................    23,950,000    24,606,949
     Delta Air Lines Special Project, Series 1, 6.95%, 6/01/08 ................................     5,000,000     5,046,850
Port Authority of New York and New Jersey Special Obligation Revenue,
     4th Installment, Special Project, 6.75%, 10/01/11 ........................................     2,500,000     2,632,825
     John F. Kennedy International Air Terminal, MBIA Insured, 5.75%, 12/01/22 ................     8,000,000     8,637,120

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                     PRINCIPAL
FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                               AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Princeton Township GO, Improvement, 3.75%,
     9/15/16 ...................................................................................   $  1,000,000    $   987,440
     9/15/17 ...................................................................................      1,000,000        975,880
Puerto Rico Commonwealth GO,
     Pre-Refunded, 6.45%, 7/01/17 ..............................................................      3,000,000      3,258,570
     Public Improvement, Refunding, FSA Insured, 5.125%, 7/01/30 ...............................     22,005,000     22,764,173
     Public Improvement, Series A, 5.00%, 7/01/27 ..............................................     11,555,000     11,596,945
     Public Improvement, Series A, FGIC Insured, 5.00%, 7/01/32 ................................      3,000,000      3,083,070
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series B, Pre-Refunded, 6.00%, 7/01/39 ....................................................     10,000,000     12,097,700
     Series D, 5.375%, 7/01/36 .................................................................      5,000,000      5,149,250
     Series D, 5.25%, 7/01/38 ..................................................................      5,000,000      5,088,150
Puerto Rico Commonwealth Infrastructure Financing Authority Special Obligation Bonds, Series A,
  5.50%, 10/01/32 ..............................................................................      1,000,000      1,086,100
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
     7.90%, 7/01/07 ............................................................................         15,000         15,095
     7.75%, 7/01/08 ............................................................................        625,000        628,863
     7.50%, 7/01/09 ............................................................................         75,000         75,443
     AMBAC Insured, 5.00%, 7/01/28 .............................................................     15,000,000     15,346,950
Puerto Rico Commonwealth Urban Renewal and Housing Corp. Revenue, Commonwealth Appropriation,
  Refunding, 7.875%, 10/01/04 ..................................................................        365,000        367,785
Puerto Rico Electric Power Authority Revenue,
     Series X, Pre-Refunded, 6.00%, 7/01/15 ....................................................      2,000,000      2,261,060
     Series X, Pre-Refunded, 6.125%, 7/01/21 ...................................................      5,000,000      5,666,900
     Series II, 5.25%, 7/01/31 .................................................................     18,000,000     18,431,100
Puerto Rico HFC Revenue,
     MF Mortgage, Portfolio A-I, 7.50%, 4/01/22 ................................................      3,130,000      3,140,579
     Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26 ....................        125,000        126,980
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Revenue,
  University Plaza Project, Series A, MBIA Insured, 5.00%, 7/01/33 .............................      1,000,000      1,022,070
Puerto Rico PBA Revenue, Government Facilities, Series D, 5.375%, 7/01/33 ......................     25,000,000     25,633,750
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series A, MBIA Insured,
  5.00%, 8/01/29 ...............................................................................      5,000,000      5,130,900
Salem County IPC, Financing Authority Revenue, Public Services, Electric and Gas Co., Refunding,
  Series D, MBIA Insured, 6.55%, 10/01/29 ......................................................      5,000,000      5,471,950
South Brunswick Township Board of Education GO, Refunding, Series AA, FGIC Insured, 5.50%,
  8/01/24 ......................................................................................      1,720,000      1,804,074
South Jersey Transportation Authority Transportation Systems Revenue, AMBAC Insured, 5.00%,
  11/01/29 .....................................................................................     12,000,000     12,227,160
Tobacco Settlement Financing Corp. Revenue, Asset Backed, Refunding, 6.00%, 6/01/37 ............     27,000,000     23,561,010
Union County Utilities Authority Solid Waste Revenue, sub. leased, Ogden Martin, Series A, AMBAC
  Insured, 5.35%, 6/01/23 ......................................................................      2,705,000      2,781,524
University of Medicine and Dentistry COP,
     AMBAC Insured, 5.00%, 4/15/32 .............................................................      3,500,000      3,552,570
     Series A, MBIA Insured, 5.00%, 9/01/22 ....................................................      1,700,000      1,768,408
University of Medicine and Dentistry Revenue, Series A, AMBAC Insured, 5.00%,
     12/01/24 ..................................................................................      2,500,000      2,569,700
     12/01/31 ..................................................................................     24,395,000     24,959,988
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
     10/01/15 ..................................................................................      2,500,000      2,611,250
     10/01/18 ..................................................................................      3,045,000      3,143,740
     10/01/22 ..................................................................................      2,000,000      2,029,580
Washington Township Board of Education GO, Mercer County, FGIC Insured, 5.00%, 1/01/28 .........      4,497,000      4,593,236
West Orange County Board of Education COP, MBIA Insured, 5.625%, 10/01/29 ......................      2,000,000      2,166,560
Woodbridge Township GO, FGIC Insured, 5.00%, 7/15/24 ...........................................      1,220,000      1,251,781
                                                                                                                  ------------
TOTAL BONDS ....................................................................................                   924,504,194
                                                                                                                  ------------
ZERO COUPON BONDS
Middlesex County COP, MBIA Insured, 6/15/24 ....................................................      1,000,000        356,250
                                                                                                                  ------------
TOTAL LONG TERM INVESTMENTS (COST $872,389,551) ................................................                   924,860,444
                                                                                                                  ------------

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STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                       PRINCIPAL
   FRANKLIN NEW JERSEY TAX-FREE INCOME FUND                                                              AMOUNT          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 1.3%
a  Camden County Improvement Authority Revenue, Senior Redevelopment, Harvest Village Project,
     Series A, Daily VRDN and Put, 1.05%, 7/01/29 .................................................   $    600,000   $    600,000
a  New Jersey EDA, EDR, Stolthaven Project, Refunding, Series A, Daily VRDN and Put, 1.05%, 1/15/18      3,050,000      3,050,000
a  New Jersey Sports and Exposition Authority State Contract Revenue, Refunding, Series B-2,
     MBIA Insured, Weekly VRDN and Put, 1.00%, 3/01/21 ............................................        500,000        500,000
a  Port Authority of New York and New Jersey Special Obligation Revenue, Versatile Structure,
     Series 2, Daily VRDN and Put, 1.15%, 5/01/19 .................................................      6,800,000      6,800,000
a  Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured, Weekly
     VRDN and Put, .89%, 12/01/15 .................................................................        400,000        400,000
a  Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series A,
     AMBAC Insured, Weekly VRDN and Put, 1.05%, 7/01/28 ...........................................      1,000,000      1,000,000
                                                                                                                     ------------
   TOTAL SHORT TERM INVESTMENTS (COST $12,350,000) ................................................                    12,350,000
                                                                                                                     ------------
   TOTAL INVESTMENTS (COST $884,739,551) 99.0% ....................................................                   937,210,445
   OTHER ASSETS, LESS LIABILITIES 1.0% ............................................................                     9,908,785
                                                                                                                     ------------
   NET ASSETS 100.0% ..............................................................................                  $947,119,230
                                                                                                                     ============

See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN OREGON TAX-FREE INCOME FUND

                                                                                   YEAR ENDED FEBRUARY 28,
                                                      -------------------------------------------------------------------------
CLASS A                                                  2003            2002            2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $11.52          $11.42          $10.81          $11.83          $11.86
                                                      -------------------------------------------------------------------------
Income from investment operations:
   Net investment income a...................              .53             .55             .58             .58             .59
   Net realized and unrealized gains (losses)              .18             .11             .61           (1.02)           (.01)
                                                      -------------------------------------------------------------------------
Total from investment operations ............              .71             .66            1.19            (.44)            .58
                                                      -------------------------------------------------------------------------
Less distributions from net investment income             (.54)           (.56)           (.58)           (.58)           (.61)
                                                      -------------------------------------------------------------------------
Net asset value, end of year ................           $11.69          $11.52          $11.42          $10.81          $11.83
                                                      =========================================================================
Total return b...............................            6.32%           5.95%          11.25%         (3.76)%           5.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $559,531        $513,733        $457,613        $432,675        $483,664
Ratios to average net assets:
   Expenses .................................             .65%            .67%            .67%            .66%            .67%
   Net investment income ....................            4.63%           4.79%           5.20%           5.16%           5.00%
Portfolio turnover rate .....................            8.92%          19.36%          16.22%          24.58%          10.65%

CLASS C
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $11.61          $11.50          $10.88          $11.90          $11.92
                                                      -------------------------------------------------------------------------
Income from investment operations:
   Net investment income a...................              .48             .49             .52             .52             .53
   Net realized and unrealized gains (losses)              .18             .12             .62           (1.02)             --
                                                      -------------------------------------------------------------------------
Total from investment operations ............              .66             .61            1.14            (.50)            .53
                                                      -------------------------------------------------------------------------
Less distributions from net investment income             (.48)           (.50)           (.52)           (.52)           (.55)
                                                      -------------------------------------------------------------------------
Net asset value, end of year ................           $11.79          $11.61          $11.50          $10.88          $11.90
                                                      =========================================================================
Total return b...............................            5.79%           5.50%          10.58%         (4.36)%           4.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $75,491         $56,449         $38,733         $34,071         $32,962
Ratios to average net assets:
   Expenses .................................            1.17%           1.22%           1.22%           1.21%           1.23%
   Net investment income ....................            4.11%           4.24%           4.65%           4.62%           4.44%
Portfolio turnover rate .....................            8.92%          19.36%          16.22%          24.58%          10.65%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                       PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                     AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.6%
BONDS 95.0%
Bend Sewer Revenue, AMBAC Insured, 5.375%, 10/01/20 ...............................................  $  1,550,000  $  1,661,848
Benton and Linn County School District No. 509J Corvallis GO, FSA Insured, 5.00%, 6/01/22 .........     7,295,000     7,603,287
Benton County Hospital Facilities Authority Revenue, Samaritan Health Services Project, Refunding,
  5.20%, 10/01/17 .................................................................................     4,000,000     4,128,600
  5.125%, 10/01/28 ................................................................................     4,500,000     4,501,215
Childrens Trust Fund Tobacco Settlement Revenue, Asset Backed Bonds, Refunding, 5.625%, 5/15/43 ...    10,000,000     9,682,300
Clackamas County Hospital Facilities Authority Revenue,
  Gross Willamette Falls, Refunding, 5.75%, 4/01/15 ...............................................     2,250,000     2,275,718
  Kaiser Permanente, Series A, 5.375%, 4/01/14 ....................................................     2,500,000     2,651,875
  Sisters of Providence Project, 8.125%, 10/01/07 .................................................        75,000        75,472
  Willamette Falls Hospital Project, 6.00%, 4/01/19 ...............................................     1,000,000     1,023,040
  Willamette View Inc. Project, Refunding, 6.10%, 11/01/12 ........................................       500,000       516,225
  Willamette View Inc. Project, Refunding, 6.30%, 11/01/21 ........................................     1,500,000     1,537,455
Clackamas County School District No. 007J Lake Oswego GO, MBIA Insured, 5.00%, 6/01/26 ............     5,000,000     5,145,900
Clackamas County School District No. 86 GO, 5.25%, 6/15/20 ........................................     3,000,000     3,169,950
Clackamas County School District No.108 GO, FSA Insured, 5.00%, 6/15/25 ...........................     5,000,000     5,132,600
Clatsop County School District No. 001 Astoria GO, Refunding, FSA Insured, 4.65%, 6/15/19 .........     2,265,000     2,338,998
Coos County School District No. 13 GO, North Bend, FSA Insured, 5.00%, 6/15/22 ....................     2,520,000     2,620,346
Curry County School District No. 17-C Brookings Harbor GO, 5.375%, 12/15/20 .......................     2,750,000     2,941,620
Deschutes County Administrative School District No. 1 GO, Series A, FSA Insured, 5.125%,
  6/15/21 .........................................................................................     3,500,000     3,676,715
Deschutes County Hospital Facilities Authority Hospital Revenue, St. Charles Medical Center,
  6.00%, 1/01/13 ..................................................................................     3,000,000     3,198,330
Douglas County Hospital Facilities Authority Revenue, Catholic Health Facilities, Series B,
  MBIA Insured, 6.00%, 11/15/15 ...................................................................     1,950,000     2,119,026
Eugene Public Safety Facilities GO, FGIC Insured, 5.70%, 6/01/16 ..................................       500,000       550,935
Eugene Trojan Nuclear Project Revenue, Refunding, 5.90%, 9/01/09 ..................................       615,000       618,419
Gresham Stormwater Revenue, FGIC Insured, 5.30%, 5/01/21 ..........................................     1,190,000     1,267,695
Guam Airport Authority Revenue, Series B,
  6.60%, 10/01/10 .................................................................................       750,000       776,558
  6.70%, 10/01/23 .................................................................................     1,900,000     1,960,971
Hillsboro Hospital Facility Authority Revenue, Hospital Tuality Healthcare Project, Asset
  Guaranteed, 5.375%,
  10/01/26 ........................................................................................     2,000,000     2,074,280
  10/01/31 ........................................................................................     2,000,000     2,067,180
Jackson County School District No. 4 GO, Phoenix-Talent District, FSA Insured, 5.00%, 6/15/20 .....     2,000,000     2,095,100
Jackson County School District No. 9 Eagle Point GO, 5.00%,
  6/15/20 .........................................................................................     1,680,000     1,746,830
  6/15/21 .........................................................................................     1,500,000     1,549,155
Klamath Falls Inter Community Hospital Authority Revenue, Merle West Medical Center Project,
  Refunding, 6.25%, 9/01/31 .......................................................................     5,250,000     5,471,393
Lane and Douglas Counties School District No. 045J3 GO, South Lane District, Refunding, FSA
  Insured, 4.75%, 6/15/25 .........................................................................     3,510,000     3,565,072
Lane County PCR, Weyerhaeuser Co. Project, Refunding, 6.50%, 7/01/09 ..............................    11,575,000    11,919,935
Lane County School District No. 052 Bethel GO, Refunding, FSA Insured, 5.00%, 6/15/20 .............     2,000,000     2,104,480
Lane County School District No. 4 J Eugene GO, FSA Insured, 4.75%, 7/01/22 ........................     5,150,000     5,242,906
Lebanon Wastewater Revenue, Refunding, 5.875%, 6/01/20 ............................................     2,425,000     2,479,393
Linn County Community School District No. 9 GO, MBIA Insured, 5.375%, 6/15/30 .....................     5,000,000     5,746,300
Linn County School District No. 55 GO, Sweet Home, FSA Insured, 5.00%, 6/15/29 ....................     1,000,000     1,023,060
Marion County Housing Authority Revenue, Elliott Residence Project, GNMA Secured, 7.50%,
  10/20/25 ........................................................................................     1,185,000     1,299,293
Medford Hospital Facilities Authority Revenue, Asante Health System, Series A, MBIA Insured, 5.00%,
  8/15/18 .........................................................................................     8,000,000     8,344,080
  8/15/24 .........................................................................................     5,300,000     5,384,429
Multnomah County COP, Series A, 4.75%, 8/01/16 ....................................................     1,000,000     1,046,000
Multnomah County Educational Facilities Revenue, University of Portland Project, 6.00%, 4/01/25 ...     2,000,000     2,127,620
Multnomah County School District No. 40 GO, FSA Insured, 5.00%, 12/01/20 ..........................     3,490,000     3,646,806
Multnomah-Clackamas Counties Centennial School District No. 28-302 GO, FGIC Insured, 5.00%,
  6/15/21 .........................................................................................     5,000,000     5,209,450
Northern Wasco County Peoples Utilities District Hydroelectric Revenue, McNary Dam Fishway
  Project, 5.20%, 12/01/24 ........................................................................     5,000,000     5,091,450
Oak Lodge Water District GO, AMBAC Insured,
  7.40%, 12/01/08 .................................................................................       215,000       235,902
  7.50%, 12/01/09 .................................................................................       215,000       236,270
Oregon Board Higher Education GO, Refunding, 5.00%, 8/01/31 .......................................     2,000,000     2,028,700

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                    PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                  AMOUNT        VALUE
-----------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Oregon City Sewer Revenue, Pre-Refunded, 6.875%, 10/01/19 ......................................  $  4,000,000  $  4,596,560
Oregon Health Sciences, University Revenue, Series A, MBIA Insured, 5.00%, 7/01/32 .............    20,500,000    20,945,670
Oregon State Department of Administrative Services COP,
  Refunding, Series A, AMBAC Insured, 5.00%, 5/01/24 ...........................................    10,000,000    10,247,100
  Refunding, Series B, AMBAC Insured, 5.00%, 5/01/26 ...........................................     7,500,000     7,671,000
  Series A, AMBAC Insured, 6.00%, 5/01/26 ......................................................     2,000,000     2,389,880
Oregon State Department of General Services COP, Refunding, Series D, MBIA Insured, 5.80%,
  3/01/15 ......................................................................................     1,000,000     1,003,530
Oregon State Department of Transportation Revenue, Regional Light Rail Federal Westside Project,
MBIA Insured,
  6.10%, 6/01/07 ...............................................................................     2,000,000     2,163,440
  6.20%, 6/01/08 ...............................................................................     2,500,000     2,707,375
  6.25%, 6/01/09 ...............................................................................     1,750,000     1,896,230
Oregon State Department of Transportation Usertax Revenue, Series A, 5.125%,
  11/15/23 .....................................................................................     5,000,000     5,259,050
  11/15/26 .....................................................................................    14,200,000    14,810,742
Oregon State EDR, Georgia Pacific Corp. Project, Series CLVII, 6.35%, 8/01/25 ..................    12,825,000     9,466,004
Oregon State GO,
  Board of Higher Education, Baccalaureate, Series A, 5.00%, 8/01/27 ...........................     6,000,000     6,099,960
  Board of Higher Education, Series A, 5.65%, 8/01/27 ..........................................     4,440,000     4,777,795
  Board of Higher Education, Series C, 5.65%, 8/01/27 ..........................................     1,460,000     1,571,077
  Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/15 .............................       910,000       960,551
  Elderly and Disabled Housing Authority, Series A, 6.00%, 8/01/21 .............................       455,000       476,845
  Elderly and Disabled Housing Authority, Series A, 5.375%, 8/01/28 ............................     1,950,000     2,016,534
  Elderly and Disabled Housing Authority, Series B, 6.10%, 8/01/17 .............................     1,410,000     1,464,482
  Elderly and Disabled Housing Authority, Series B, 6.25%, 8/01/23 .............................     2,015,000     2,145,653
  Elderly and Disabled Housing Authority, Series B, 6.375%, 8/01/24 ............................       485,000       496,839
  Elderly and Disabled Housing Authority, Series C, 6.50%, 8/01/22 .............................       335,000       343,208
  State Board of Higher Education, Series A, 5.60%, 8/01/25 ....................................     8,000,000     8,656,160
  State Board of Higher Education, Series A, 5.50%, 8/01/29 ....................................     2,000,000     2,120,600
  Veteran's Welfare, Series 75, 5.85%, 10/01/15 ................................................       580,000       609,139
  Veteran's Welfare, Series 75, 5.875%, 10/01/18 ...............................................       325,000       339,420
  Veteran's Welfare, Series 75, 6.00%, 4/01/27 .................................................     1,685,000     1,757,236
  Veteran's Welfare, Series 76-A, 6.05%, 10/01/28 ..............................................     2,145,000     2,268,638
  Veteran's Welfare, Series 77, 5.30%, 10/01/29 ................................................     3,640,000     3,724,266
  Veteran's Welfare, Series 80-A, 5.70%, 10/01/32 ..............................................     5,650,000     6,137,426
Oregon State Health Housing Educational and Cultural Facilities Authority Revenue,
  Lewis and Clark College Project, Series A, MBIA Insured, 6.125%, 10/01/24 ....................    10,500,000    11,399,640
  Peacehealth, AMBAC Insured, 5.00%, 11/15/26 ..................................................     5,500,000     5,639,865
  Reed College Project, Series A, 5.75%, 7/01/32 ...............................................    10,735,000    11,697,071
Oregon State Housing and Community Services Department HFR, Multi-Unit,
  Series A, FHA Insured, 6.80%, 7/01/13 ........................................................     6,710,000     6,759,386
  Series C, FHA Insured, 6.85%, 7/01/22 ........................................................       180,000       180,167
Oregon State Housing and Community Services Department MFHR, Series B, 6.00%, 7/01/31 ..........     5,000,000     5,226,450
Oregon State Housing and Community Services Department MFR, Housing, Series A, 6.15%, 7/01/21 ..       910,000       960,769
Oregon State Housing and Community Services Department Mortgage Revenue, SFM Program,
  Series A, 6.35%, 7/01/14 .....................................................................     1,950,000     2,027,552
  Series A, 6.40%, 7/01/18 .....................................................................       775,000       803,373
  Series A, 6.45%, 7/01/26 .....................................................................     1,765,000     1,839,112
  Series B, 6.875%, 7/01/28 ....................................................................     5,245,000     5,339,620
  Series C, 6.20%, 7/01/15 .....................................................................     1,365,000     1,424,719
  Series C, 6.40%, 7/01/26 .....................................................................       620,000       645,916
  Series D, 6.80%, 7/01/27 .....................................................................     1,750,000     1,750,700
  Series H, FHA Insured, 5.75%, 7/01/30 ........................................................     4,685,000     4,858,251
Polk Marion and Benton Counties School District No. 13J GO, FSA Insured, 5.80%, 6/15/20 ........     1,985,000     2,212,521
Port Astoria PCR, James River Project, Refunding, 6.55%, 2/01/15 ...............................       945,000       801,681
Port of Portland Airport Revenue, Portland International Airport, Refunding, Series D, FGIC
  Insured, 7/01/23 .............................................................................     3,000,000     3,030,990

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                   PRINCIPAL
FRANKLIN OREGON TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Port of Portland International Airport Revenue, Portland International Airport,
  Series 7B, MBIA Insured, Pre-Refunded, 7.10%, 7/01/21 ........................................   $ 2,800,000   $ 3,470,292
  Series 12C, FGIC Insured, 5.00%, 7/01/18 .....................................................     1,500,000     1,554,240
  Series A, AMBAC Insured, 5.50%, 7/01/24 ......................................................    22,000,000    23,078,220
Port St. Helens PCR,
  Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/27 ......................................     7,750,000     6,689,025
  Portland General Electric Co. Project, Series A, 5.25%, 8/01/14 ..............................     3,600,000     3,079,944
Portland Community College District GO, Series B, 5.00%,
  6/01/20 ......................................................................................     7,185,000     7,474,699
  6/01/21 ......................................................................................     6,290,000     6,495,306
Portland GO,
  Central City Streetcar Project, Series A, 4.75%, 4/01/21 .....................................     3,600,000     3,641,508
  Limited Tax, Series A, 5.00%, 4/01/18 ........................................................     1,000,000     1,045,940
  Limited Tax, Series A, 5.00%, 6/01/24 ........................................................    10,000,000    10,252,200
  Limited Tax, Series A, MBIA Insured, 5.125%, 6/01/30 .........................................     6,315,000     6,528,131
Portland Housing Authority MFR,
  Berry Ridge Project, 6.30%, 5/01/29 ..........................................................     1,500,000     1,589,535
  Housing-Lovejoy Station Apartments Project, MBIA Insured, 6.00%, 7/01/33 .....................     2,000,000     2,101,200
Portland Housing Authority Revenue, 7.10%, 7/01/15 .............................................     1,000,000     1,029,240
Portland Hydroelectric Power Revenue, Bull Run Project, Series C, 7.00%, 10/01/16 ..............       635,000       638,213
Portland MFHR, Civic Stadium Housing Project, Series A, 6.00%, 3/01/17 .........................     1,000,000     1,040,000
Portland MFR, Housing Garden Park Estates Project, Series A, GNMA Secured, 5.875%, 3/20/37 .....     3,175,000     3,278,251
Portland Sewer System Revenue, Series A, Pre-Refunded, 6.25%, 6/01/15 ..........................     9,100,000     9,770,579
Portland Urban Renewal and Redevelopment Tax Allocation, Convention Center, Series A, AMBAC
  Insured, 5.50%, 6/15/20 ......................................................................     3,000,000     3,262,380
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, Series A, FSA Insured,
  Pre-Refunded, 9.00%, 7/01/09 .................................................................        55,000        62,661
Puerto Rico Commonwealth GO,
  Pre-Refunded, 6.45%, 7/01/17 .................................................................     1,000,000     1,086,190
  Public Improvement, Series A, 5.00%, 7/01/27 .................................................    10,000,000    10,036,300
  Public Improvement, Series A, 5.125%, 7/01/31 ................................................    15,000,000    15,155,850
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y, 5.50%
  7/01/26 ......................................................................................     4,275,000     4,440,400
  7/01/36 ......................................................................................    13,000,000    13,664,560
Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue, Series D,
  5.375%, 7/01/36 ..............................................................................    10,000,000    10,298,500
Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, Series A,
  7.75%, 7/01/08 ...............................................................................       140,000       140,865
Puerto Rico Electric Power Authority Revenue,
  Series II, 5.25%, 7/01/31 ....................................................................    12,000,000    12,287,400
  Series II, FSA Insured, 5.125%, 7/01/26 ......................................................     9,150,000     9,548,300
  Series X, Pre-Refunded, 6.00%, 7/01/15 .......................................................     2,500,000     2,826,325
Puerto Rico HFC Revenue, Sixth Portfolio, Section 8, FHA Insured, Pre-Refunded, 7.75%, 12/01/26        395,000       401,257
Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series M, 5.75%,
  7/01/15 ......................................................................................     2,500,000     2,575,025
Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Series E, 5.50%,
  8/01/29 ......................................................................................     5,000,000     5,210,500
Salem Educational Facilities Revenue, Willamette University, Refunding, 6.10%, 4/01/14 .........     1,000,000     1,047,350
Salem-Keizer School District No. 24J GO, 5.00%, 6/01/19 ........................................     9,500,000     9,971,200
Tri-County Metropolitan Transportation District Revenue, Limited Obligation, Airport Light Rail,
  Series 1, 5.65%, 6/01/29 .....................................................................    14,080,000    14,752,456
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%,
  10/01/15 .....................................................................................     1,635,000     1,707,758
  10/01/18 .....................................................................................     2,400,000     2,477,832
Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
  7/01/18 ......................................................................................     2,500,000     2,519,400
  7/01/21 ......................................................................................     1,400,000     1,382,122
Washington and Clackamas Counties School District No. 23 GO, MBIA Insured, 5.00%, 6/15/22 ......     7,000,000     7,278,740
Washington County Clean Water Services Sewer Revenue, senior lien, FGIC Insured, 5.00%,
  10/01/19 .....................................................................................     3,905,000     4,122,079
Washington County GO, 5.00%, 6/01/26 ...........................................................    10,000,000    10,134,000
Washington County School District No. 48J Beaverton GO, 5.00%, 6/01/22 .........................     4,155,000     4,272,337
Washington County School District No. 88J Sherwood GO, FSA Insured, 6.10%, 6/01/12 .............       190,000       208,063

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
  FRANKLIN OREGON TAX-FREE INCOME FUND                                                                     AMOUNT           VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Washington County Unified Sewer Agency Revenue, senior lien, Series A,
       AMBAC Insured, 6.20%, 10/01/10 ................................................................... $   470,000   $    502,289
       AMBAC Insured, Pre-Refunded, 6.125%, 10/01/12 ....................................................   1,000,000      1,078,100
       Pre-Refunded, 6.20%, 10/01/10 ....................................................................   3,530,000      3,809,823
  Washington Multnomah and Yamhill Counties School District No. 1J Hillsboro GO, FSA Insured, 5.60%,
       4/01/20 ..........................................................................................   1,000,000      1,086,770
  Western Lane Hospital District Hospital Facilities Authority Revenue, Sisters of St. Joseph of
    Peace Health and Hospital Services, Refunding, MBIA Insured, 5.875%, 8/01/12 ........................   4,400,000      4,727,668
                                                                                                                        ------------
  TOTAL BONDS ...........................................................................................                603,461,398
                                                                                                                        ------------
  ZERO COUPON BONDS 2.6%
  Linn County Community School District No. 9 GO, Lebanon, FGIC Insured, zero cpn. to 12/15/03,
       5.55% thereafter, 6/15/21 ........................................................................   1,155,000      1,188,807
       5.60% thereafter, 6/15/30 ........................................................................   9,495,000      9,791,814
  Oregon Health Sciences University Revenue, Capital Appreciation, Refunding, Series A, MBIA Insured,
       7/01/21 ..........................................................................................  11,480,000      4,771,088
  Portland GO, Limited Tax, Series B, 6/01/21 ...........................................................   1,000,000        417,270
                                                                                                                        ------------
  TOTAL ZERO COUPON BONDS ...............................................................................                 16,168,979
                                                                                                                        ------------
  TOTAL LONG TERM INVESTMENTS (COST $591,498,104) .......................................................                619,630,377
                                                                                                                        ------------
  SHORT TERM INVESTMENTS 1.3%
a Multnomah County Higher Educational Revenue, Concordia University Portland Project, Daily VRDN and Put,
       1.05%, 12/01/29 ..................................................................................   2,310,000      2,310,000
a Port of Portland PCR, Reynolds Metals, Daily VRDN and Put, .90%, 12/01/09 .............................   6,140,000      6,140,000
                                                                                                                        ------------
  TOTAL SHORT TERM INVESTMENTS (COST $8,450,000) ........................................................                  8,450,000
                                                                                                                        ------------
  TOTAL INVESTMENTS (COST $599,948,104) 98.9% ...........................................................                628,080,377
  OTHER ASSETS, LESS LIABILITIES 1.1% ...................................................................                  6,941,589
                                                                                                                        ------------

  NET ASSETS 100.0% .....................................................................................               $635,021,966
                                                                                                                        ============

See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Highlights

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND
                                                                                   YEAR ENDED FEBRUARY 28,
                                                      -------------------------------------------------------------------------
CLASS A                                                  2003            2002             2001          2000 c          1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $10.29          $10.12           $9.55          $10.52          $10.56
                                                      -------------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .50             .52             .53             .53             .55
   Net realized and unrealized gains (losses)              .22             .17             .56            (.97)           (.02)
                                                      -------------------------------------------------------------------------
Total from investment operations ............              .72             .69            1.09            (.44)            .53
                                                      -------------------------------------------------------------------------
Less distributions from:
   Net investment income ....................             (.50)           (.52)           (.52)           (.53)           (.56)
   Net realized gains .......................               --              --              --              -- d          (.01)
                                                      -------------------------------------------------------------------------
Total distributions .........................             (.50)           (.52)           (.52)           (.53)           (.57)
                                                      -------------------------------------------------------------------------
Net asset value, end of year ................           $10.51          $10.29          $10.12           $9.55          $10.52
                                                      =========================================================================
Total return b ..............................            7.23%           7.01%          11.73%         (4.24)%           5.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $722,865        $676,684        $649,603        $639,004        $758,942
Ratios to average net assets:
   Expenses .................................             .66%            .67%            .67%            .66%            .65%
   Net investment income ....................            4.82%           5.07%           5.40%           5.32%           5.17%
Portfolio turnover rate .....................            6.60%          11.23%           7.56%          24.21%          11.11%

CLASS B
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........           $10.31          $10.13          $ 9.55           $9.47
                                                      ----------------------------------------------------------
Income from investment operations:
   Net investment income a ..................              .44             .46             .48             .04
   Net realized and unrealized gains (losses)              .24             .18             .57             .08
                                                      ----------------------------------------------------------
Total from investment operations ............              .68             .64            1.05             .12
                                                      ----------------------------------------------------------
Less distributions from net investment income             (.45)           (.46)           (.47)           (.04)
                                                      ----------------------------------------------------------
Net asset value, end of year ................           $10.54          $10.31          $10.13           $9.55
                                                      ==========================================================
Total return b ..............................            6.74%           6.50%          11.23%           1.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $36,575         $16,408          $3,205            $186
Ratios to average net assets:
   Expenses .................................            1.21%           1.22%           1.22%           1.21% e
   Net investment income ....................            4.27%           4.50%           4.85%           5.06% e
Portfolio turnover rate .....................            6.60%          11.23%           7.56%          24.21%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period February 1, 2000 (effective date) to February 29, 2000 for
 Class B.
dThe fund made a capital gain distribution of $.0002.
eAnnualized

FRANKLIN TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND (CONT.)

                                                                           YEAR ENDED FEBRUARY 28,
                                                  --------------------------------------------------------------------
CLASS C                                             2003           2002            2001          2000           1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........      $10.35         $10.18         $ 9.60         $10.57         $10.61
                                                  --------------------------------------------------------------------
Income from investment operations:
   Net investment income a ..................         .45            .46            .48            .48            .49
   Net realized and unrealized gains (losses)         .23            .17            .57           (.97)          (.03)
                                                  --------------------------------------------------------------------
Total from investment operations ............         .68            .63           1.05           (.49)           .46
                                                  --------------------------------------------------------------------
Less distributions from:
   Net investment income ....................        (.45)          (.46)          (.47)          (.48)          (.49)
   Net realized gains .......................          --             --             --             -- c         (.01)
                                                  --------------------------------------------------------------------
Total distributions .........................        (.45)          (.46)          (.47)          (.48)          (.50)
                                                  --------------------------------------------------------------------
Net asset value, end of year ................      $10.58         $10.35         $10.18         $ 9.60         $10.57
                                                  --------------------------------------------------------------------

Total return b ..............................       6.71%          6.38%         11.18%        (4.76)%          4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $74,605        $55,692        $43,907        $40,973        $41,917
Ratios to average net assets:
   Expenses .................................       1.19%          1.22%          1.22%          1.21%          1.21%
   Net investment income ....................       4.29%          4.52%          4.85%          4.77%          4.61%
Portfolio turnover rate .....................       6.60%         11.23%          7.56%         24.21%         11.11%


aBased on average shares outstanding effective year ended February 29, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund made a capital gain distribution of $.0002.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003

                                                                                                          PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                 AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 97.8%
BONDS 96.9%
Allegheny County Airport Authority Airport Revenue, Pittsburgh International Airport, Refunding,
     5.75%, 1/01/18 ...................................................................................  $1,000,000    $1,083,110
Allegheny County Airport Revenue, Pittsburgh International Airport, Refunding, Series B, MBIA
Insured, 5.00%, 1/01/19 ...............................................................................   6,000,000     6,182,760
Allegheny County COP, AMBAC Insured, 5.00%, 12/01/28 ..................................................   4,000,000     4,076,800
Allegheny County GO, MBIA Insured, 5.00%, 11/01/27 ....................................................   1,420,000     1,454,889
Allegheny County Higher Education Building Authority Revenue, Duquesne University Project, AMBAC
     Insured, 5.00%, 3/01/21 ..........................................................................   1,000,000     1,032,940
Allegheny County Hospital Development Authority Revenue,
     Allegheny General Hospital Project, Series A, MBIA Insured, Pre-Refunded, 6.25%, 9/01/20 .........  10,000,000    11,811,200
     Allegheny Hospital, South Hills Health System, Series A, MBIA Insured, 5.875%, 5/01/26 ...........   1,700,000     1,846,812
     Health Center, Canterbury Place, AMBAC Insured, 5.375%, 12/01/21 .................................   4,500,000     4,758,300
     Health System, Series A, MBIA Insured, 6.50%, 11/15/30 ...........................................  10,000,000    11,722,900
     University of Pittsburgh Health Center, Refunding, Series A, MBIA Insured, 5.625%, 4/01/27 .......  10,450,000    11,044,919
Allegheny County IDAR,
     Environmental Improvement, USX Corp., Refunding, 6.10%, 1/15/18 ..................................   2,000,000     2,056,240
     Environmental Improvement, USX Corp., Refunding, 5.50%, 12/01/29 .................................  10,000,000     9,820,500
     Environmental Improvement, USX Corp., Refunding, 5.60%, 9/01/30 ..................................   7,530,000     7,534,217
     Series A, MBIA Insured, 5.00%, 11/01/29 ..........................................................   5,000,000     5,107,250
     Series B, MBIA Insured, 5.00%, 11/01/29 ..........................................................   9,795,000    10,005,103
Allegheny County Port Authority Special Revenue,
     Transportation, FGIC Insured, 5.00%, 3/01/25 .....................................................  11,250,000    11,519,888
     Transportation, FGIC Insured, 5.00%, 3/01/29 .....................................................  16,500,000    16,835,115
     Transportation Project, MBIA Insured, Pre-Refunded, 6.125%, 3/01/29 ..............................  15,000,000    17,886,750
Allegheny County RDA, Tax Increment Revenue, Robinson Mall Project,
     Series A, 7.00%, 11/01/17 ........................................................................   8,500,000     9,004,050
     Series B, 6.875%, 11/01/17 .......................................................................   2,600,000     2,754,075
Allegheny County Residential Finance Authority Mortgage Revenue,
     Ladies Grand Army Republic Health Facilities Project, Series G, FHA Insured, 6.35%, 10/01/36 .....   1,855,000     1,938,327
     SF, Series FF-2, GNMA Secured, 6.00%, 11/01/31 ...................................................   4,565,000     4,775,264
     SF, Series II-2, GNMA Secured, 5.90%, 11/01/32 ...................................................   1,195,000     1,244,879
     SFM, Series DD-1, GNMA Secured, 5.35%, 11/01/19 ..................................................     430,000       443,029
     SFM, Series DD-2, GNMA Secured, 5.40%, 11/01/29 ..................................................   1,885,000     1,926,319
     SFMR, Series T, GNMA Secured, 6.95%, 5/01/17 .....................................................     785,000       798,353
Armstrong County GO, MBIA Insured, 5.40%, 6/01/31 .....................................................   2,500,000     2,626,925
Bensalem Township GO, Refunding, FGIC Insured, 5.75%, 12/01/16 ........................................   3,000,000     3,324,120
Berks County Municipal Authority Revenue, FGIC Insured, Pre-Refunded, 7.00%, 5/15/18 ..................   4,000,000     4,281,680
Berwick Area School District GO, Series A, FGIC Insured, 5.00%, 10/01/25 ..............................   1,000,000     1,023,770
Bradford County IDA, Solid Waste Disposal Revenue, International Paper Co. Projects, Series A, 6.60%,
     3/01/19 ..........................................................................................   2,500,000     2,621,600
Bucks County IDAR, AMBAC Insured, 5.125%, 9/15/31 .....................................................   3,675,000     3,778,450
Cambria County IDA, PCR, Pennsylvania Electric Co. Project, Refunding, Series A, MBIA Insured,
     5.80%, 11/01/20 ..................................................................................   5,000,000     5,508,000
Carbon County IDAR, Panther Creek Partner Project, Refunding, 6.65%, 5/01/10 ..........................   4,000,000     4,210,760
Chartiers Valley Industrial and Commercial Development Authority First Mortgage Revenue, Asbury
  Place Project, Pre-Refunded, 6.50%, 2/01/36 .........................................................   4,205,000     4,812,875
Clarion County Hospital Authority Revenue, Clarion Hospital Project, Refunding,
     5.40%, 7/01/07 ...................................................................................   1,000,000       991,580
     5.55%, 7/01/09 ...................................................................................   2,365,000     2,337,542
     5.60%, 7/01/10 ...................................................................................     600,000       586,932
     5.75%, 7/01/12 ...................................................................................   1,795,000     1,741,975
     5.75%, 7/01/17 ...................................................................................     700,000       654,563
     5.625%, 7/01/21 ..................................................................................   1,500,000     1,353,045
Council Rock School District GO, Series A, MBIA Insured, 5.00%, 11/15/22 ..............................   5,180,000     5,349,282
Cumberland County Municipal Authority College Revenue, Dickinson College Series A, AMBAC Insured,
  5.50%, 11/01/30 .....................................................................................   1,200,000     1,275,312
Dauphin County General Authority Health System Revenue, Pinnacle Health System Project, Refunding,
  MBIA Insured, 5.50%, 5/15/17 ........................................................................   2,000,000     2,148,440
Dauphin County General Authority Hospital Revenue, Hapsco-Western Hospital Project, Refunding,
     Series A, MBIA Insured, 6.50%, 7/01/12 ...........................................................   4,500,000     4,599,360
     Series B, MBIA Insured, ETM, 6.25%, 7/01/16 ......................................................   5,000,000     6,022,500
Dauphin County General Authority Revenue, Sub. Series 3, AMBAC Insured, 4.75%, 6/01/26 ................   1,000,000     1,089,120
Deer Lakes School District GO, Series A, FSA Insured, 5.00%, 1/15/23 ..................................   1,000,000     1,025,510

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                          PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                  AMOUNT         VALUE
----------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Delaware County Authority College Revenue,
   Cabrini College, Asset Guaranteed, 5.875%, 7/01/29 ................................................  $  6,385,000  $  6,910,422
   Eastern College, Series C, 5.625%, 10/01/28 .......................................................     2,210,000     2,202,464
   Haverford College, 5.75%, 11/15/29 ................................................................     3,500,000     3,837,575
   Haverford College, 6.00%, 11/15/30 ................................................................     1,750,000     1,975,260
Delaware County Authority Healthcare Revenue, Mercy Health Corp. Southeastern, Series B,
  Pre-Refunded, 6.00%, 11/15/07 ......................................................................     5,565,000     6,039,583
Delaware County Authority Revenue,
   Dunwoody Village Project, 6.25%, 4/01/30 ..........................................................     1,800,000     1,878,120
   Health Facilities, Mercy Health Corp. Project, ETM, 6.00%, 12/15/26 ...............................    10,800,000    12,124,944
Delaware County IDAR, Philadelphia Suburban Water Co. Project, FGIC Insured, 6.00%, 6/01/29 ..........     2,000,000     2,197,200
Delaware County University Authority Revenue, Villanova University, Series A, MBIA Insured, 5.00%,
  12/01/28 ...........................................................................................     3,000,000     3,051,240
Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC Insured,
  5.60%, 7/01/17 .....................................................................................     5,000,000     5,871,500
Erie County Hospital Authority Revenue,
   Nursing Home, Sarah A. Reed Retirement Center, Refunding, 5.625%, 7/01/14 .........................     3,660,000     3,364,455
   St. Vincent Health Center Project, Series A, MBIA Insured, 6.375%, 7/01/22 ........................     7,000,000     7,154,490
Erie County IDA, Environmental Improvement Revenue, International Paper Co. Project, Refunding,
  Series B, 6.00%, 9/01/16 ...........................................................................       600,000       630,114
Erie GO, Series E, FGIC Insured, 5.25%, 11/15/25 .....................................................     5,000,000     5,226,750
Erie School District GO, AMBAC Insured, Pre-Refunded, 5.80%, 9/01/29 .................................     3,000,000     3,544,230
Erie-Western Pennsylvania Port Authority General Revenue, 6.875%, 6/15/16 ............................       920,000       964,565
Greater Johnstown School District GO, Series C, MBIA Insured, 5.125%, 8/01/25 ........................     3,635,000     3,756,882
Hazleton Area School District GO, Series B, FGIC Insured, 5.00%, 3/01/23 .............................     4,455,000     4,571,543
Hazleton Health Services Authority Hospital Revenue, Hazleton General Hospital, 5.50%, 7/01/27 .......     2,475,000     2,293,682
Lancaster County Hospital Authority Revenue, Health Center,
   Masonic Homes Project, Refunding, AMBAC Insured, 5.00%, 11/15/20 ..................................     1,600,000     1,638,880
   Willow Valley Retirement Project, 5.875%, 6/01/21 .................................................     1,000,000     1,034,760
Latrobe IDAR, Saint Vincent College Project, 5.70%, 5/01/31 ..........................................     1,500,000     1,521,810
Lebanon County Good Samaritan Hospital Authority Revenue, Good Samaritan Hospital Project,
   Refunding, 6.00%, 11/15/18 ........................................................................    2,500,000     2,499,725
Lehigh County General Purpose Authority Revenue,
   Good Shepherd Rehabilitation Hospital, Refunding, AMBAC Insured, 5.25%, 11/15/27 ..................     5,000,000     5,147,350
   Lehigh Valley Hospital, Health Network, Series A, MBIA Insured, 5.00%, 7/01/28 ....................     4,000,000     4,048,640
   Lehigh Valley Hospital, Health Network, Series B, FSA Insured, 5.25%, 7/01/19 .....................     2,750,000     2,946,295
   Lehigh Valley Hospital, Refunding, Series A, MBIA Insured, 5.875%, 7/01/15 ........................     1,000,000     1,095,480
   Muhlenburg Hospital Center, Series A, Pre-Refunded, 6.60%, 7/15/22 ................................     5,800,000     6,225,545
Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding,
   Series A, MBIA Insured, 6.40%, 11/01/21 ...........................................................     5,000,000     5,105,950
   Series A, MBIA Insured, 6.15%, 8/01/29 ............................................................     5,550,000     6,178,649
   Series B, MBIA Insured, 6.40%, 9/01/29 ............................................................    10,000,000    10,883,100
Lower Merion Township School District GO, Refunding, 4.375%, 5/15/18 .................................     3,800,000     3,850,084
Luzerne County IDA, Exempt Facility Revenue, Gas and Water Co. Project, Refunding, Series A,
  AMBAC Insured,
   7.00%, 12/01/17 ...................................................................................     5,000,000     5,519,700
   6.05%, 1/01/19 ....................................................................................     4,750,000     4,870,555
Lycoming County Authority College Revenue, Pennsylvania College of Technology, AMBAC Insured,
   5.35%, 7/01/26 ....................................................................................     2,400,000     2,518,584
   5.25%, 5/01/32 ....................................................................................     5,030,000     5,244,982
Mercer County GO, FGIC Insured, 5.00%, 10/01/31 ......................................................     2,000,000     2,039,040
Mercer County IDA, Water Facilities Revenue, MBIA Insured, 6.00%, 7/01/30 ............................     5,000,000     5,545,450
Montgomery County GO, 5.00%, 9/15/22 .................................................................     3,335,000     3,449,590
Montgomery County Higher Education and Health Authority Revenue, Faulkeways At Gwynedd Project, 6.75%,
   11/15/24 ..........................................................................................       400,000       424,800
   11/15/30 ..........................................................................................     1,000,000     1,058,820
Montgomery County IDA, Retirement Community Revenue,
   Act Retirement-Life Communities, 5.25%, 11/15/28 ..................................................     5,000,000     4,749,650
   Adult Community Total Services, Refunding, Series A, 5.875%, 11/15/22 .............................     4,850,000     4,932,693
   Adult Community Total Services, Series B, 5.75%, 11/15/17 .........................................     4,000,000     4,126,760

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                      PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                              AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Mount Pleasant Business District Authority Hospital Revenue, Frick Hospital, Refunding,
     5.70%, 12/01/13 .............................................................................  $  1,205,000  $  1,238,089
     5.75%, 12/01/17 .............................................................................       500,000       501,330
     5.75%, 12/01/27 .............................................................................     1,600,000     1,560,688
Muhlenberg School District GO,
     FGIC Insured, 6.00%, 9/01/23 ................................................................     4,000,000     4,778,800
     Series AA, FGIC Insured, 5.00%, 9/01/22 .....................................................     1,390,000     1,433,438
Neshaminy School District GO, FGIC Insured, Pre-Refunded, 7.00%, 2/15/14 .........................     1,000,000     1,084,310
New Wilmington Municipal Authority College Revenue, Westminster College, 5.35%, 3/01/28 ..........     2,250,000     2,189,543
North Hampton County IDAR, PCR, Metropolitan Edison Co., Refunding, Series A, MBIA Insured, 6.10%,
     7/15/21 .....................................................................................     6,100,000     6,793,204
North Pocomo School District GO, FGIC Insured, 5.00%, 9/15/23 ....................................     2,640,000     2,717,615
Northeastern Hospital and Educational Authority College Revenue, Kings College Project, Refunding,
     Series B, 6.00%,
     7/15/11 .....................................................................................     1,000,000     1,026,490
     7/15/18 .....................................................................................     1,000,000     1,023,850
Norwin School District GO,
     FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ..................................................     5,000,000     5,924,850
     Series A, MBIA Insured, 5.00%, 4/01/30 ......................................................     1,000,000     1,018,580
     Series B, MBIA Insured, 5.00%, 4/01/31 ......................................................     6,390,000     6,496,585
Pennsbury School District GO, FGIC Insured, 5.00%, 1/15/22 .......................................     2,835,000     2,942,163
Pennsylvania Convention Center Authority Revenue, Refunding, Series A, 6.60%, 9/01/09 ............     5,000,000     5,383,350
Pennsylvania EDA,
     Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 ...........     3,000,000     3,547,650
     Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ............     5,000,000     5,209,050
Pennsylvania HFA, SFMR, Refunding, Series 54-A, 6.15%, 10/01/22 ..................................     1,190,000     1,243,443
Pennsylvania HFAR,
     Rental Housing, Refunding, FNMA Insured, 5.75%, 7/01/14 .....................................     9,580,000     9,809,249
     SF, 5.25%, 4/01/21 ..........................................................................     7,000,000     7,110,110
     SFM, Series 38, 6.125%, 10/01/24 ............................................................     2,255,000     2,318,568
     SFM, Series 67A, 5.85%, 10/01/18 ............................................................     5,000,000     5,217,350
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue, Philadelphia Funding
     Program, FGIC Insured, Pre-Refunded, 7.00%, 6/15/14 .........................................     6,000,000     6,773,640
Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program, Refunding,
     6.60%, 11/01/09 .............................................................................    12,565,000    13,287,488
Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
     Allegheny College, Series B, 6.125%, 11/01/13 ...............................................        90,000        92,944
     Allegheny College, Series B, Pre-Refunded, 6.125%, 11/01/13 .................................       910,000       958,467
     Marywood University Project, MBIA Insured, 5.65%, 6/01/25 ...................................     2,500,000     2,696,575
Pennsylvania State Higher Educational Facilities Authority Health Services Revenue,
     Allegheny Delaware Valley Obligation Group, Refunding, Series A, MBIA Insured,
     5.875%, 11/15/21 ............................................................................    17,000,000    18,549,380
     University of Pennsylvania Health Services, Refunding, Series A, 5.75%, 1/01/22 .............    10,000,000    10,238,900
Pennsylvania State Higher Educational Facilities Authority Revenue,
     Bryn Mawr College, AMBAC Insured, 5.125%, 12/01/29 ..........................................     1,500,000     1,539,870
     Drexel University, 6.375%, 5/01/17 ..........................................................     4,570,000     4,698,874
     Drexel University, Pre-refunded, 6.375%, 5/01/17 ............................................       650,000       668,330
     Drexel University, Refunding, MBIA Insured, 5.75%, 5/01/22 ..................................     4,000,000     4,375,160
     Drexel University, Series A, 5.00%, 5/01/20 .................................................     1,485,000     1,519,170
     Drexel University, Series A, 5.20%, 5/01/29 .................................................       750,000       760,178
     Philadelphia College of Textiles and Science, 6.75%, 4/01/20 ................................     3,040,000     3,204,645
     State System of Higher Education, Series N, MBIA Insured, 5.80%, 6/15/24 ....................     4,000,000     4,337,840
     State System of Higher Education, Series R, FSA Insured, 5.00%, 6/15/24 .....................     3,140,000     3,199,032
     Temple University, 7.40%, 10/01/10 ..........................................................        30,000        30,164
     Temple University, First Series, MBIA Insured, 5.00%, 7/15/31 ...............................     3,000,000     3,057,300
Pennsylvania State IDA, Economic Revenue, AMBAC Insured, 6.00%, 1/01/12 ..........................     4,250,000     4,482,305
Pennsylvania State Public School Building Authority Revenue, Lehigh Career and Technical
     Institution, MBIA Insured, 5.00%, 10/01/31 ..................................................     1,000,000     1,019,520
Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/28 ....................    10,000,000    10,276,300
Pennsylvania State Turnpike Commission Turnpike Revenue, Series R, AMBAC Insured, 5.00%,
     12/01/26 ....................................................................................     1,830,000     1,880,417
Pennsylvania State Turnpike Oil Commission Franchise Tax Revenue, Series R, AMBAC Insured, 5.00%,
     12/01/30 ....................................................................................     9,120,000     9,324,835
Philadelphia Airport Revenue, Philadelphia Airport System, Series A, AMBAC Insured, 6.10%, 6/15/25     5,000,000     5,413,450

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                        PRINCIPAL
FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                                AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
Philadelphia Authority for IDR, Philadelphia Corp. for Aging Project, Series B, AMBAC Insured,
     5.25%, 7/01/31 ...............................................................................   $  2,000,000   $  2,092,720
Philadelphia Gas Works Revenue,
     12th Series B, MBIA Insured, ETM, 7.00%, 5/15/20 .............................................      1,000,000      1,291,250
     14th Series A, Pre-Refunded, 6.375%, 7/01/26 .................................................      3,360,000      3,484,858
     Refunding, 14th Series, 6.375%, 7/01/26 ......................................................      6,740,000      6,988,234
Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
     Children's Hospital, Refunding, Series A, 5.00%, 2/15/21 .....................................      2,465,000      2,472,617
     Frankford Hospital, Series A, ETM, 6.00%, 6/01/14 ............................................      2,500,000      2,572,050
     Temple University Hospital, 5.875%, 11/15/23 .................................................      5,000,000      4,961,050
Philadelphia Housing Authority Capital Fund Program Revenue, Series A, FSA Insured, 5.00%, 12/01/21      5,000,000      5,228,050
Philadelphia IDA, Lease Revenue, Series B, FSA Insured, 5.125%, 10/01/26 ..........................     12,000,000     12,407,760
Philadelphia Municipal Authority Revenue, Lease, Refunding, Series D, 6.30%, 7/15/17 ..............      2,000,000      2,057,040
Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%,
     9/01/22 ......................................................................................      3,250,000      3,402,718
     9/01/29 ......................................................................................     13,000,000     13,484,640
Philadelphia RDA, Home Improvement Loan Revenue, Series B, FHA Insured, 6.10%, 6/01/17 ............        600,000        625,944
Philadelphia School District GO,
     Series B, AMBAC Insured, 5.375%, 4/01/19 .....................................................      1,000,000      1,070,560
     Series C, MBIA Insured, 5.75%, 3/01/29 .......................................................      8,000,000      8,759,440
Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 ..............................      5,040,000      5,337,310
Philadelphia Water and Wastewater Revenue,
     Pre-Refunded, 5.75%, 6/15/13 .................................................................      1,050,000      1,084,724
     Refunding, 5.75%, 6/15/13 ....................................................................      4,965,000      5,086,543
     Series A, FGIC Insured, 5.00%, 11/01/31 ......................................................      5,000,000      5,099,500
Pittsburgh Public Parking Authority Parking Revenue, AMBAC Insured, 6.00%, 12/01/24 ...............      2,000,000      2,257,160
Pittsburgh Urban RDA,
     Mortgage Revenue, Series C, GNMA Secured, 5.70%, 4/01/30 .....................................      1,395,000      1,437,813
     Mortgage Revenue, Series D, 6.25%, 10/01/17 ..................................................      1,695,000      1,780,225
     Tax Allocation, 6.10%, 5/01/19 ...............................................................      1,000,000      1,102,550
Pittsburgh Water and Sewer System Authority Revenue, Refunding, FGIC Insured, ETM, 7.25%, 9/01/14 .      1,250,000      1,574,063
Plum Boro School District GO, FGIC Insured, 5.25%, 9/15/30 ........................................      8,870,000      9,228,348
Sayre Health Care Facilities Authority Revenue, Guthrie Health, Series A, 5.875%, 12/01/31 ........      2,500,000      2,565,925
Schuylkill County IDA, Resource Recovery Revenue, Schuylkill Energy Resources Inc., 6.50%, 1/01/10      12,295,000     12,537,212
Seneca Valley School District GO, MBIA Insured, 5.375%, 1/01/21 ...................................      2,000,000      2,139,660
South Fork Municipal Authority Hospital Revenue, Conemaugh Valley Memorial Hospital Project,
     Series A, MBIA Insured, 5.75%, 7/01/26 .......................................................     10,000,000     10,717,300
Southcentral General Authority Revenue, Wellspan Health Obligated, Refunding, MBIA Insured, 5.25%,
     5/15/31 ......................................................................................     10,000,000     10,428,800
Southeastern Pennsylvania Transportation Authority Special Revenue, FGIC Insured, 5.375%, 3/01/22 .      3,000,000      3,138,060
Southern Lehigh School District GO, Series A, FGIC Insured, 5.00%, 9/01/25 ........................      6,900,000      7,078,227
State Public School Building Authority College Revenue, Westmoreland County Community College,
     FGIC Insured, 5.25%, 10/15/22 ................................................................      2,675,000      2,832,155
State Public School Building Authority School Revenue,
     Daniel Boone School District Project, MBIA Insured, 5.00%, 4/01/28 ...........................     10,000,000     10,230,100
     Northwestern School District Project, Series E, FGIC Insured, 5.75%, 1/15/19 .................      3,000,000      3,306,300
State Turnpike Commission Revenue, AMBAC Insured, 5.00%, 7/15/31 ..................................     13,820,000     14,122,105
University of Pittsburgh Revenue, Higher Education, Refunding, Series B, MBIA Insured, 5.00%,
     6/01/21 ......................................................................................     10,000,000     10,290,600
Upper St. Clair Township School District GO,
     FSA Insured, 5.00%, 7/15/28 ..................................................................      1,000,000      1,022,450
     Refunding, 5.20%, 7/15/27 ....................................................................      5,000,000      5,144,300
Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding, AMBAC
     Insured, 6.15%, 12/01/29 .....................................................................      5,000,000      5,976,100
Washington County GO, Series A, AMBAC Insured, 5.125%, 9/01/27 ....................................      5,000,000      5,168,900
West Allegheny School District GO, Refunding, Series D,
     4.75%, 9/01/19 ...............................................................................      3,625,000      3,726,464
     FGIC Insured, 4.75%, 9/01/20 .................................................................      3,805,000      3,877,485
Wilkes Barre Area School District GO, FGIC Insured, Pre-Refunded, 6.375%, 4/01/15 .................      2,000,000      2,163,980
                                                                                                                      -----------
TOTAL BONDS .......................................................................................                   808,585,620
                                                                                                                      -----------

  FRANKLIN TAX-FREE TRUST
  STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

                                                                                                  PRINCIPAL
   FRANKLIN PENNSYLVANIA TAX-FREE INCOME FUND                                                       AMOUNT        VALUE
 --------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON BONDS .9%
  Pennsylvania HFA, SFMR,
    Series 63A, 4/01/30 .....................................................................  $  11,000,000   $  2,531,430
    Series 64, zero cpn. to 10/01/08, 5.25% thereafter, 4/01/30 .............................      6,000,000      4,518,180
                                                                                                               ------------
  TOTAL ZERO COUPON BONDS ...................................................................                     7,049,610
                                                                                                               ------------
  TOTAL LONG TERM INVESTMENTS (COST $762,955,349) ...........................................                   815,635,230
                                                                                                               ------------
  SHORT TERM INVESTMENTS 1.1%
a Emmaus General Authority Revenue, FSA Insured, Weekly VRDN and Put, 1.08%, 12/01/28 .......      2,000,000      2,000,000
a Erie County Hospital Authority Revenue, Hamot Health Foundation, Refunding, AMBAC Insured,
    Daily VRDN and Put, 1.15%, 5/15/20 ......................................................        250,000        250,000
a Gettysburg Area IDAR, Brethren Home Community Project, Series A, Weekly VRDN and Put,
    1.08%, 6/01/24 ..........................................................................        360,000        360,000
a Lehigh County General Purpose Authority Revenue,
    Lehigh Valley Health, Series B, MBIA  Insured, Daily VRDN and Put, 1.15%, 7/01/29 .......      2,200,000      2,200,000
    St. Lukes Hospital Project, Daily VRDN and Put, 1.1%, 7/01/31 ...........................      2,400,000      2,400,000
a Pennsylvania State Higher Educational Facilities Authority College and University Revenues,
    College of Optometry, Refunding, Weekly VRDN and Put, 1.08%, 3/01/26 ....................        345,000        345,000
a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
    Weekly VRDN and Put, .89%, 12/01/15 .....................................................        200,000        200,000
a York General Authority Pooled Financing Revenue, Sub Series 1996-B, AMBAC Insured,
    Weekly VRDN and Put, 1.08%, 9/01/26 .....................................................        270,000        270,000
  Sub Series A, AMBAC Insured, Weekly VRDN and Put, 1.08%, 9/01/26 ..........................      1,100,000      1,100,000
                                                                                                               ------------
  TOTAL SHORT TERM INVESTMENTS (COST $9,125,000) ............................................                     9,125,000
                                                                                                               ------------
  TOTAL INVESTMENTS (COST $772,080,349) 98.9% ...............................................                   824,760,230
  OTHER ASSETS, LESS LIABILITIES 1.1% .......................................................                     9,284,046
                                                                                                               ------------
  NET ASSETS 100.0% .........................................................................                  $834,044,276
                                                                                                               ============


See glossary of terms on page 139.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------
1915 ACT   - Improvement Bond Act of 1915
ABAG       - The Association of Bay Area Goverments
AD         - Assessment District
AMBAC      - American Municipal Bond Assurance Corp.
CDA        - Community Development Authority/Agency
CDD        - Community Development District
CFD        - Community Facilities District
COP        - Certificate of Participation
CRDA       - Community Redevelopment Authority/Agency
EDA        - Economic Development Authority
EDC        - Economic Development Corp.
EDR        - Economic Development Revenue
ETM        - Escrow to Maturity
FGIC       - Financial Guaranty Insurance Co.
FHA        - Federal Housing Authority/Agency
FNMA       - Federal National Mortgage Association
FSA        - Financial Security Assistance
GNMA       - Government National Mortgage Association
GO         - General Obligation
HDA        - Housing Development Authority/Agency
HFA        - Housing Finance Authority/Agency
HFAR       - Housing Finance Authority Revenue
HFC        - Housing Finance Corp.
ID         - Improvement District
IDA        - Industrial Development Authority/Agency
IDAR       - Industrial Development Authority/Agency Revenue
IDBR       - Industrial Development Board Revenue
IDR        - Industrial Development Revenue
IPC        - Industrial Pollution Control
ISD        - Independent School District
LLC        - Limited Liability Corporation
LP         - Limited Partnership
MBS        - Mortgage-Backed Securities
MBIA       - Municipal Bond Investors Assurance Corp.
MF         - Multi-Family
MFH        - Multi-Family Housing
MFHR       - Multi-Family Housing Revenue
MFR        - Multi-Family Revenue
MTA        - Metropolitan Transit Authority
PBA        - Public Building Authority
PCFA       - Pollution Control Financing Authority
PCR        - Pollution Control Revenue
PFA        - Public Financing Authority
PFAR       - Public Financing Authority Revenue
PLC        - Public Limited Co.
RDA        - Redevelopment Authority/Agency
RDAR       - Redevelopment Authority/Agency Revenue
SF         - Single Family
SFM        - Single Family Mortgage
SFMR       - Single Family Mortgage Revenue
SFR        - Single Family Revenue
USD        - Unified School District

FRANKLIN TAX-FREE TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003

                                                                  FRANKLIN         FRANKLIN         FRANKLIN         FRANKLIN
                                                                  ARIZONA          COLORADO        CONNECTICUT        DOUBLE
                                                                  TAX-FREE         TAX-FREE         TAX-FREE         TAX-FREE
                                                                 INCOME FUND      INCOME FUND      INCOME FUND      INCOME FUND
                                                               ----------------------------------------------------------------
Assets:
   Investments in securities:
     Cost .................................................... $ 915,458,952    $ 362,070,209    $ 307,172,953    $ 282,241,326
                                                               ================================================================
     Value ...................................................   929,930,535      382,947,874      321,497,450      297,994,000
   Cash ......................................................        34,305        1,062,610          390,608        1,209,607
   Receivables:
     Capital shares sold .....................................       727,915          862,081          370,845        2,256,785
     Interest ................................................    11,024,151        6,074,732        4,172,461        3,378,007
                                                               ----------------------------------------------------------------
        Total assets .........................................   941,716,906      390,947,297      326,431,364      304,838,399
                                                               ----------------------------------------------------------------
Liabilities:
   Payables:
     Capital shares redeemed .................................     1,142,239          387,547          234,819          172,047
     Affiliates ..............................................       476,583          224,563          194,939          181,424
     Shareholders ............................................       455,056          198,944           97,533          117,823
   Distributions to shareholders .............................     1,195,507          457,670          340,638          358,936
   Other liabilities .........................................        75,915           32,576           28,485           33,059
                                                               ----------------------------------------------------------------
        Total liabilities ....................................     3,345,300        1,301,300          896,414          863,289
                                                               ----------------------------------------------------------------
          Net assets, at value ............................... $ 938,371,606    $ 389,645,997    $ 325,534,950    $ 303,975,110
                                                               ================================================================
Net assets consist of:
   Undistributed net investment income ....................... $    (780,711)   $    (278,335)   $    (143,624)   $    (120,924)
   Net unrealized appreciation (depreciation) ................    14,471,583       20,877,665       14,324,497       15,752,674
   Accumulated net realized gain (loss) ......................    (1,345,995)      (3,464,171)      (3,544,481)         910,850
   Capital shares ............................................   926,026,729      372,510,838      314,898,558      287,432,510
                                                               ----------------------------------------------------------------
          Net assets, at value ............................... $ 938,371,606    $ 389,645,997    $ 325,534,950      303,975,110
                                                               ================================================================
CLASS A:
   Net assets, at value ...................................... $ 880,409,040    $ 345,824,819    $ 279,267,750    $ 273,118,968
                                                               ================================================================
   Shares outstanding ........................................    80,892,193       28,857,409       25,149,792       22,960,587
                                                               ================================================================
   Net asset value per share a ...............................        $10.88           $11.98           $11.10           $11.90
                                                               ================================================================
   Maximum offering price per share (net asset value per
    share / 95.75%) ..........................................        $11.36           $12.51           $11.59           $12.43
                                                               ================================================================

CLASS B:
   Net assets, at value ...................................... $  20,647,640             --               --               --
                                                               ================================================================
   Shares outstanding ........................................     1,888,285             --               --               --
                                                               ================================================================
   Net asset value and maximum offering price per share a ....        $10.93             --               --               --
                                                               ================================================================
CLASS C:
   Net assets, at value ...................................... $  37,314,926    $  43,821,178    $  46,267,200    $  30,856,142
                                                               ================================================================
   Shares outstanding ........................................     3,400,152        3,634,067        4,149,748        2,586,373
                                                               ================================================================
   Net asset value per share a ...............................        $10.97           $12.06           $11.15           $11.93
                                                               ================================================================
   Maximum offering price per share (net asset value per
    share / 99%) .............................................        $11.08           $12.18           $11.26           $12.05
                                                               ================================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2003

                                                                       FRANKLIN FEDERAL     FRANKLIN      FRANKLIN       FRANKLIN
                                                                       INTERMEDIATE-TERM    HIGH YIELD    NEW JERSEY       OREGON
                                                                           TAX-FREE         TAX-FREE       TAX-FREE      TAX-FREE
                                                                         INCOME FUND       INCOME FUND   INCOME FUND    INCOME FUND
                                                                         ----------------------------------------------------------
Assets:
   Investments in securities:
     Cost .............................................................. $357,908,296    $5,044,240,607  $884,739,551  $599,948,104
                                                                         ==========================================================
     Value .............................................................  374,928,812     5,086,160,625   937,210,445   628,080,377
   Cash ................................................................       83,473            23,275        79,512       534,548
   Receivables:
     Investment securities sold ........................................           --         3,780,525            --            --
     Capital shares sold ...............................................    1,927,808         8,195,898     3,997,014       581,873
     Interest ..........................................................    4,381,638        85,979,488    12,097,655     7,451,421
                                                                         ----------------------------------------------------------
        Total assets ...................................................  381,321,731     5,184,139,811   953,384,626   636,648,219
                                                                         ----------------------------------------------------------
Liabilities:
   Payables:
     Investment securities purchased ...................................   14,946,883        33,863,850     3,343,986            --
     Capital shares redeemed ...........................................      672,256         5,517,545       980,559       365,830
     Affiliates ........................................................      192,693         2,772,708       541,212       351,209
     Shareholders ......................................................       58,135         3,863,229       319,766       188,887
   Distributions to shareholders .......................................      380,304         6,865,907     1,009,806       678,588
   Other liabilities ...................................................       28,308           343,763        70,067        41,739
                                                                         ----------------------------------------------------------
        Total liabilities ..............................................   16,278,579        53,227,002     6,265,396     1,626,253
                                                                         ----------------------------------------------------------
          Net assets, at value ......................................... $365,043,152    $5,130,912,809  $947,119,230  $635,021,966
                                                                         ==========================================================
Net assets consist of:
   Undistributed net investment income ................................. $   (185,953)   $    4,216,328  $   (608,253)  $     6,333
   Net unrealized appreciation (depreciation) ..........................   17,020,516        41,920,018    52,470,894    28,132,273
   Accumulated net realized gain (loss) ................................   (4,918,850)     (347,787,543)     (969,902)   (6,533,448)
   Capital shares ......................................................  353,127,439     5,432,564,006   896,226,491   613,416,808
                                                                         ----------------------------------------------------------
          Net assets, at value ......................................... $365,043,152    $5,130,912,809  $947,119,230  $635,021,966
                                                                         ==========================================================
CLASS A:
   Net assets, at value ................................................ $365,043,152    $4,410,233,333  $778,715,500  $559,531,049
                                                                         ==========================================================
   Shares outstanding ..................................................   31,808,154       424,447,105    64,734,966    47,870,605
                                                                         ==========================================================
   Net asset value per share a .........................................       $11.48            $10.39        $12.03        $11.69
                                                                         ==========================================================
   Maximum offering price per share (net asset value per share / 95.75%)       $11.74 b          $10.85        $12.56        $12.21
                                                                         ==========================================================
CLASS B:
   Net assets, at value ................................................           --    $  212,026,585  $ 67,993,766            --
                                                                         ==========================================================
   Shares outstanding ..................................................           --        20,296,306     5,625,421            --
                                                                         ==========================================================
   Net asset value and maximum offering price per share a ..............           --            $10.45        $12.09            --
                                                                         ==========================================================
CLASS C:
   Net assets, at value ................................................           --    $  508,652,891  $100,409,964  $ 75,490,917
                                                                         ==========================================================
   Shares outstanding ..................................................           --        48,532,199     8,291,574     6,405,076
                                                                         ==========================================================
   Net asset value per share a .........................................           --            $10.48        $12.11        $11.79
                                                                         ==========================================================
   Maximum offering price per share (net asset value per share / 99%) ..           --            $10.59        $12.23        $11.91
                                                                         ==========================================================

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.
bThe maximum offering price for the Franklin Federal
 Intermediate-Term Tax-Free Income Fund is calculated at $11.48 / 97.75%.




                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
FEBRUARY 28, 2003

                                                                                       FRANKLIN
                                                                                     PENNSYLVANIA
                                                                                       TAX-FREE
                                                                                      INCOME FUND
                                                                                     ------------
Assets:
   Investments in securities:
     Cost ..............................................................             $772,080,349
                                                                                     ============
     Value .............................................................              824,760,230
   Cash ................................................................                  101,567
   Receivables:
     Capital shares sold ...............................................                1,751,865
     Interest ..........................................................               13,073,964
                                                                                     ------------
        Total assets ...................................................              839,687,626
                                                                                     ------------
Liabilities:
   Payables:
     Investment securities purchased ...................................                2,696,461
     Capital shares redeemed ...........................................                  860,963
     Affiliates ........................................................                  470,507
     Shareholders ......................................................                  514,104
   Distributions to shareholders .......................................                1,026,230
   Other liabilities ...................................................                   75,085
                                                                                     ------------
        Total liabilities ..............................................                5,643,350
                                                                                     ------------
          Net assets, at value .........................................             $834,044,276
                                                                                     ============
Net assets consist of:
   Undistributed net investment income .................................                $(827,673)
   Net unrealized appreciation (depreciation) ..........................               52,679,881
   Accumulated net realized gain (loss) ................................              (10,533,425)
   Capital shares ......................................................              792,725,493
                                                                                     ------------
          Net assets, at value .........................................             $834,044,276
                                                                                     ============
CLASS A:
   Net assets, at value ................................................             $722,864,696
                                                                                     ============
   Shares outstanding ..................................................               68,768,529
                                                                                     ============
   Net asset value per share a .........................................                   $10.51
                                                                                     ============
   Maximum offering price per share (net asset value per share / 95.75%)                   $10.98
                                                                                     ============
CLASS B:
   Net assets, at value ................................................             $ 36,575,019
                                                                                     ============
   Shares outstanding ..................................................                3,470,643
                                                                                     ============
   Net asset value and maximum offering price per share a ..............                   $10.54
                                                                                     ============
CLASS C:
   Net assets, at value ................................................             $ 74,604,561
                                                                                     ============
   Shares outstanding ..................................................                7,052,267
                                                                                     ============
   Net asset value per share a .........................................                   $10.58
                                                                                     ============
   Maximum offering price per share (net asset value per share / 99%) ..                   $10.69
                                                                                     ============


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                   FRANKLIN       FRANKLIN       FRANKLIN       FRANKLIN
                                                                    ARIZONA       COLORADO     CONNECTICUT       DOUBLE
                                                                    TAX-FREE      TAX-FREE       TAX-FREE       TAX-FREE
                                                                  INCOME FUND    INCOME FUND    INCOME FUND    INCOME FUND
                                                                 ----------------------------------------------------------
Investment income:
   Interest ...................................................  $ 52,586,800   $ 20,123,405   $ 16,888,947   $ 14,907,589
                                                                 ----------------------------------------------------------
Expenses:
   Management fees (Note 3) ...................................     4,452,495      1,912,349      1,673,892      1,513,760
   Distribution fees (Note 3)
     Class A ..................................................       880,825        328,298        271,242        252,784
     Class B ..................................................       107,636             --             --             --
     Class C ..................................................       220,827        246,704        282,593        144,180
   Transfer agent fees (Note 3) ...............................       334,287        173,266        134,031        162,845
   Custodian fees .............................................         9,308          3,354          3,103          2,762
   Reports to shareholders ....................................        44,040         22,663         19,178         21,507
   Registration and filing fees ...............................        23,367          7,027          6,572         35,148
   Professional fees ..........................................        32,316         15,768         18,829         18,893
   Trustees' fees and expenses ................................         9,211          3,591          3,101          2,708
   Other ......................................................        75,429         21,229         27,506         24,740
                                                                 ----------------------------------------------------------
        Total expenses ........................................     6,189,741      2,734,249      2,440,047      2,179,327
                                                                 ----------------------------------------------------------
          Net investment income ...............................    46,397,059     17,389,156     14,448,900     12,728,262
                                                                 ----------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................    (1,217,555)      (478,716)      (301,098)     1,266,563
   Net unrealized appreciation (depreciation) on investments ..    11,512,404      6,898,223      6,932,080      4,007,179
                                                                 ----------------------------------------------------------
Net realized and unrealized gain (loss) .......................    10,294,849      6,419,507      6,630,982      5,273,742
                                                                 ----------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $ 56,691,908   $ 23,808,663   $ 21,079,882   $ 18,002,004
                                                                 ==========================================================



                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                FRANKLIN FEDERAL    FRANKLIN        FRANKLIN       FRANKLIN
                                                                INTERMEDIATE-TERM   HIGH YIELD     NEW JERSEY        OREGON
                                                                     TAX-FREE       TAX-FREE         TAX-FREE       TAX-FREE
                                                                   INCOME FUND     INCOME FUND     INCOME FUND    INCOME FUND
                                                                --------------------------------------------------------------
Investment income:
   Interest ...................................................  $  14,171,781   $ 328,746,779   $  47,679,064  $  31,748,654
                                                                --------------------------------------------------------------
Expenses:
   Management fees (Note 3) ...................................      1,605,689      23,662,011       4,300,177      2,967,604
   Distribution fees (Note 3)
     Class A ..................................................        295,640       4,214,522         754,983        535,272
     Class B ..................................................             --       1,261,882         344,154             --
     Class C ..................................................             --       3,288,794         547,160        408,164
   Transfer agent fees (Note 3) ...............................        106,322       2,664,148         412,540        244,933
   Custodian fees .............................................          3,065          51,596           8,920          6,010
   Reports to shareholders ....................................         14,988         319,766          52,869         32,865
   Registration and filing fees ...............................         53,627         170,456          13,765          6,112
   Professional fees ..........................................         17,154         243,918          40,005         17,465
   Trustees' fees and expenses ................................          2,799          51,812           8,747          5,879
   Other ......................................................         40,266         369,081          68,236         49,930
                                                                --------------------------------------------------------------
        Total expenses ........................................      2,139,550      36,297,986       6,551,556      4,274,234
                                                                --------------------------------------------------------------
          Net investment income ...............................     12,032,231     292,448,793      41,127,508     27,474,420
                                                                --------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................     (1,667,996)   (156,638,645)      1,872,908     (1,249,462)
   Net unrealized appreciation (depreciation) on investments ..     11,278,999      59,952,076      12,001,971     10,473,963
                                                                --------------------------------------------------------------
Net realized and unrealized gain (loss) .......................      9,611,003     (96,686,569)     13,874,879      9,224,501
                                                                --------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations  $  21,643,234   $ 195,762,224   $  55,002,387  $  36,698,921
                                                                ==============================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED FEBRUARY 28, 2003

                                                                     FRANKLIN
                                                                   PENNSYLVANIA
                                                                     TAX-FREE
                                                                   INCOME FUND
                                                                  --------------
Investment income:
   Interest ...................................................   $   42,859,620
                                                                  --------------
Expenses:
   Management fees (Note 3) ...................................        3,788,192
   Distribution fees (Note 3)
     Class A ..................................................          691,929
     Class B ..................................................          169,345
     Class C ..................................................          407,345
   Transfer agent fees (Note 3) ...............................          429,532
   Custodian fees .............................................            7,763
   Reports to shareholders ....................................           55,331
   Registration and filing fees ...............................           12,345
   Professional fees ..........................................           28,770
   Trustees' fees and expenses ................................            7,656
   Other ......................................................           68,110
                                                                  --------------
        Total expenses ........................................        5,666,318
                                                                  --------------
          Net investment income ...............................       37,193,302
                                                                  --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..................          121,103
   Net unrealized appreciation (depreciation) on investments ..       17,611,015
                                                                  --------------
Net realized and unrealized gain (loss) .......................       17,732,118
                                                                  --------------
Net increase (decrease) in net assets resulting from operations   $   54,925,420
                                                                  ==============


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                       FRANKLIN ARIZONA                 FRANKLIN COLORADO
                                                                     TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                                -------------------------------------------------------------
                                                                     2003            2002              2003           2002
                                                                -------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................  $  46,397,059   $  46,048,323   $  17,389,156   $  15,991,766
     Net realized gain (loss) from investments ...............     (1,217,555)      2,929,249        (478,716)      1,094,857
     Net unrealized appreciation (depreciation) on investments     11,512,404      (7,910,386)      6,898,223       3,137,278
                                                                -------------------------------------------------------------
          Net increase (decrease) in net assets resulting
            from operations ..................................     56,691,908      41,067,186      23,808,663      20,223,901
   Distributions to shareholders from:
     Net investment income:
        Class A ..............................................    (43,990,532)    (44,982,672)    (15,808,097)    (14,941,969)
        Class B ..............................................       (726,902)       (359,348)             --              --
        Class C ..............................................     (1,533,527)     (1,242,977)     (1,657,910)     (1,222,198)
                                                                -------------------------------------------------------------
   Total distributions to shareholders .......................    (46,250,961)    (46,584,997)    (17,466,007)    (16,164,167)
   Capital share transactions: (Note 2)
        Class A ..............................................     (6,424,239)    104,852,002      31,060,050      20,212,397
        Class B ..............................................      8,589,023       8,163,486              --              --
        Class C ..............................................      5,315,893       7,858,916       8,661,494      10,691,256
                                                                -------------------------------------------------------------
   Total capital share transactions ..........................      7,480,677     120,874,404      39,721,544      30,903,653
          Net increase (decrease) in net assets ..............     17,921,624     115,356,593      46,064,200      34,963,387
Net assets:
   Beginning of year .........................................    920,449,982     805,093,389     343,581,797     308,618,410
                                                                -------------------------------------------------------------
   End of year ...............................................  $ 938,371,606   $ 920,449,982   $ 389,645,997   $ 343,581,797
                                                                =============================================================
Undistributed net investment income included in net assets:
   End of year ...............................................  $    (780,711)  $    (840,563)  $    (278,335)  $    (187,832)
                                                                =============================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                              FRANKLIN CONNECTICUT             FRANKLIN DOUBLE
                                                                              TAX-FREE INCOME FUND           TAX-FREE INCOME FUND
                                                                               2003          2002            2003           2002
                                                                          ----------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .............................................. $  14,448,900  $ 13,715,537  $  12,728,262  $  11,208,172
     Net realized gain (loss) from investments ..........................      (301,098)      318,683      1,266,563       (140,724)
     Net unrealized appreciation (depreciation) on investments ..........     6,932,080     6,218,371      4,007,179      3,045,790
                                                                          ----------------------------------------------------------
          Net increase (decrease) in net assets resulting from operations    21,079,882    20,252,591     18,002,004     14,113,238
   Distributions to shareholders from:
     Net investment income:
        Class A .........................................................   (12,678,538)  (12,362,963)   (11,703,123)   (10,881,961)
        Class C .........................................................    (1,824,860)   (1,423,127)      (958,610)      (604,604)
     Net realized gains:
        Class A .........................................................            --            --             --        (42,713)
        Class C .........................................................            --            --             --         (2,863)
                                                                          ----------------------------------------------------------
   Total distributions to shareholders ..................................   (14,503,398)  (13,786,090)   (12,661,733)   (11,532,141)
   Capital share transactions: (Note 2)
        Class A .........................................................     7,591,220    31,547,052     29,180,967     30,982,504
        Class C .........................................................     6,899,565    10,354,338     12,401,078      7,398,238
                                                                          ----------------------------------------------------------
   Total capital share transactions .....................................    14,490,785    41,901,390     41,582,045     38,380,742
          Net increase (decrease) in net assets .........................    21,067,269    48,367,891     46,922,316     40,961,839
Net assets:
   Beginning of year ....................................................   304,467,681   256,099,790    257,052,794    216,090,955
                                                                          ----------------------------------------------------------
   End of year .......................................................... $ 325,534,950  $304,467,681  $ 303,975,110  $ 257,052,794
                                                                          ==========================================================
Undistributed net investment income included in net assets:
   End of year .......................................................... $    (143,624) $    (73,671) $    (120,924) $    (176,384)
                                                                          ==========================================================

                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                              FRANKLIN FEDERAL INTERMEDIATE-TERM       FRANKLIN HIGH YIELD
                                                                     TAX-FREE INCOME FUND              TAX-FREE INCOME FUND
                                                              -------------------------------------------------------------------
                                                                      2003           2002            2003                2002
                                                              -------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ...................................  $  12,032,231   $  8,585,434    $  292,448,793   $   305,421,128
     Net realized gain (loss) from investments ...............     (1,667,996)      (371,378)     (156,638,645)      (50,087,267)
     Net unrealized appreciation (depreciation) on investments     11,278,999      3,920,836        59,952,076        82,393,329
                                                              -------------------------------------------------------------------
          Net increase (decrease) in net assets resulting from
            operations .......................................     21,643,234     12,134,892       195,762,224       337,727,190
   Distributions to shareholders from:
     Net investment income:
        Class A ..............................................    (12,306,438)    (8,800,379)     (257,560,436)     (260,952,260)
        Class B ..............................................             --             --        (9,941,037)       (7,798,003)
        Class C ..............................................             --             --       (25,875,435)      (25,112,554)
                                                              -------------------------------------------------------------------
   Total distributions to shareholders .......................    (12,306,438)    (8,800,379)     (293,376,908)     (293,862,817)
   Capital share transactions: (Note 2)
        Class A ..............................................    115,549,260     72,372,212      (165,542,051)      (87,042,329)
        Class B ..............................................             --             --        39,815,915        38,482,114
        Class C ..............................................             --             --        12,935,149          (789,183)
                                                              -------------------------------------------------------------------
   Total capital share transactions ..........................    115,549,260     72,372,212      (112,790,987)      (49,349,398)
         Net increase (decrease) in net assets ...............    124,886,056     75,706,725      (210,405,671)       (5,485,025)
Net assets:
   Beginning of year .........................................    240,157,096    164,450,371     5,341,318,480     5,346,803,505
                                                              -------------------------------------------------------------------
   End of year ...............................................  $ 365,043,152   $240,157,096    $5,130,912,809   $ 5,341,318,480
                                                              ===================================================================
Undistributed net investment income included in net assets:
   End of year ...............................................  $    (185,953)  $     89,404    $    4,216,328   $     5,996,663
                                                              ===================================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                  FRANKLIN NEW JERSEY               FRANKLIN OREGON
                                                                  TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                             -------------------------------------------------------------
                                                                  2003            2002             2003           2002
                                                             -------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ................................  $  41,127,508   $  37,399,765   $  27,474,420   $  25,191,508
     Net realized gain (loss) from investments ............      1,872,908         546,610      (1,249,462)       (307,447)
     Net unrealized appreciation (depreciation) on
       investments ........................................     12,001,971       9,991,013      10,473,963       5,536,334
                                                             -------------------------------------------------------------
          Net increase (decrease) in net assets resulting
            from operations ...............................     55,002,387      47,937,388      36,698,921      30,420,395
   Distributions to shareholders from:
     Net investment income:
        Class A ...........................................    (35,557,820)    (33,931,929)    (25,009,883)    (23,792,006)
        Class B ...........................................     (2,168,987)       (928,569)             --              --
        Class C ...........................................     (3,583,942)     (2,672,026)     (2,675,738)     (1,991,373)
                                                             -------------------------------------------------------------
   Total distributions to shareholders ....................    (41,310,749)    (37,532,524)    (27,685,621)    (25,783,379)
   Capital share transactions: (Note 2)
        Class A ...........................................     35,368,565      68,062,649      37,845,519      51,945,704
        Class B ...........................................     30,587,915      26,325,341              --              --
        Class C ...........................................     24,933,697      19,856,241      17,981,209      17,253,736
                                                             -------------------------------------------------------------
   Total capital share transactions .......................     90,890,177     114,244,231      55,826,728      69,199,440
          Net increase (decrease) in net assets ...........    104,581,815     124,649,095      64,840,028      73,836,456
Net assets:
   Beginning of year ......................................    842,537,415     717,888,320     570,181,938     496,345,482
                                                             -------------------------------------------------------------
   End of year ............................................  $ 947,119,230   $ 842,537,415   $ 635,021,966   $ 570,181,938
                                                             =============================================================
Undistributed net investment income included in net assets:
   End of year ............................................  $    (608,253)  $    (394,528)  $       6,333   $     243,494
                                                             =============================================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Financial Statements (CONTINUED)


STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED FEBRUARY 28, 2003 AND 2002

                                                                                         FRANKLIN PENNSYLVANIA
                                                                                          TAX-FREE INCOME FUND
                                                                                 ------------------------------------
                                                                                      2003                   2002
                                                                                 ------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..............................................        $  37,193,302         $  36,170,037
     Net realized gain (loss) from investments ..........................              121,103            (4,757,147)
     Net unrealized appreciation (depreciation) on investments ..........           17,611,015            16,547,921
                                                                                 ------------------------------------
          Net increase (decrease) in net assets resulting from operations           54,925,420            47,960,811
   Distributions to shareholders from:
     Net investment income:
        Class A .........................................................          (33,704,000)          (33,871,246)
        Class B .........................................................           (1,108,726)             (412,060)
        Class C .........................................................           (2,756,802)           (2,193,000)
                                                                                 ------------------------------------
   Total distributions to shareholders ..................................          (37,569,528)          (36,476,306)
   Capital share transactions: (Note 2)
        Class A .........................................................           31,026,174            16,547,808
        Class B .........................................................           19,470,806            13,031,051
        Class C .........................................................           17,407,532            11,005,006
                                                                                 ------------------------------------
   Total capital share transactions .....................................           67,904,512            40,583,865
          Net increase (decrease) in net assets .........................           85,260,404            52,068,370
Net assets:
   Beginning of year ....................................................          748,783,872           696,715,502
                                                                                 ------------------------------------
   End of year ..........................................................        $ 834,044,276         $ 748,783,872
                                                                                 ====================================
Undistributed net investment income included in net assets:
   End of year ..........................................................        $    (827,673)        $    (444,796)
                                                                                 ====================================


                       See notes to financial statements.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements

1 .ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four separate series. All Funds included in this report (the Funds) are diversified except the Franklin Connecticut Tax-Free Income Fund and the Franklin Federal Intermediate-Term Tax-Free Income Fund. The investment objective of the Funds included in this report is to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                      CLASS A & CLASS C                           CLASS A, CLASS B & CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
Franklin Federal Intermediate-Term Tax-Free  Franklin Colorado Tax-Free Income Fund      Franklin Arizona Tax-Free Income Fund
  Income Fund                                Franklin Connecticut Tax-Free Income Fund   Franklin High Yield Tax-Free Income Fund
                                             Franklin Double Tax-Free Income Fund        Franklin New Jersey Tax-Free Income Fund
                                             Franklin Oregon Tax-Free Income Fund        Franklin Pennsylvania Tax-Free Income Fund

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

At February 28, 2003, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                                  FRANKLIN ARIZONA           FRANKLIN COLORADO         FRANKLIN CONNECTICUT
                                                TAX-FREE INCOME FUND        TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                              ----------------------------------------------------------------------------------
                                                SHARES         AMOUNT       SHARES         AMOUNT       SHARES        AMOUNT
                                              ----------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
   Shares sold ..............................   9,083,190  $  97,458,649    5,348,521   $ 63,092,701   4,088,355    $44,680,001
   Shares issued in reinvestment of
    distributions ...........................   1,742,398     18,715,474      660,681      7,802,005     576,274      6,287,856
   Shares redeemed .......................... (11,420,942) (122,598,362)  (3,373,942)   (39,834,656) (3,976,574)    (43,376,637)
                                              ----------------------------------------------------------------------------------
Net increase (decrease) .....................    (595,354) $  (6,424,239)    2,635,260  $ 31,060,050     688,055     $7,591,220
                                              ==================================================================================
Year ended February 28, 2002
   Shares sold ..............................  11,522,182  $ 124,654,327    4,226,426   $ 49,692,342   5,216,313    $56,163,993
   Shares issued on mergera .................   6,843,792     74,255,143           --             --          --             --
   Shares issued in reinvestment of
    distributions ...........................   1,721,265     18,623,583      589,646      6,925,925     542,225      5,835,516
   Shares redeemed .......................... (10,420,121)  (112,681,051)  (3,096,545)   (36,405,870) (2,832,558)   (30,452,457)
                                              ----------------------------------------------------------------------------------
Net increase ................................   9,667,118  $ 104,852,002    1,719,527   $ 20,212,397   2,925,980    $31,547,052
                                              ==================================================================================
CLASS B SHARES:
Year ended February 28, 2003
   Shares sold ..............................     921,864  $   9,940,075
   Shares issued in reinvestment of
    distributions ...........................      40,188        434,023
   Shares redeemed ..........................    (165,468)    (1,785,075)
                                               --------------------------
Net increase ................................     796,584  $   8,589,023
                                               ==========================
Year ended February 28, 2002
   Shares sold ..............................     829,150  $   9,001,642
   Shares issued in reinvestment of
    distributions ...........................      20,128        218,462
   Shares redeemed ..........................     (98,275)    (1,056,618)
                                               --------------------------
Net increase ................................     751,003  $   8,163,486
                                               ==========================
CLASS C SHARES:
Year ended February 28, 2003
   Shares sold ..............................   1,057,738  $  11,456,641    1,243,854   $ 14,808,721   1,190,156    $13,001,797
   Shares issued in reinvestment of
    distributions ...........................      74,746        809,507       87,051      1,034,191     114,999      1,260,187
   Shares redeemed ..........................    (638,585)    (6,950,255)    (604,233)    (7,181,418)   (669,302)    (7,362,419)
                                              ----------------------------------------------------------------------------------
Net increase ................................     493,899  $   5,315,893      726,672   $  8,661,494     635,853    $ 6,899,565
                                              ==================================================================================
Year ended February 28, 2002
   Shares sold ..............................   1,048,325  $  11,419,282    1,099,594   $ 13,004,893   1,180,687    $12,767,178
   Shares issued in reinvestment of
    distributions ...........................      61,578        670,926       73,056        863,200      89,133        963,044
   Shares redeemed ..........................    (390,066)    (4,231,292)    (269,086)    (3,176,837)   (312,191)    (3,375,884)
                                              ----------------------------------------------------------------------------------
Net increase ................................     719,837  $   7,858,916      903,564   $ 10,691,256     957,629    $10,354,338
                                              ==================================================================================

aOn March 8, 2001, the Franklin Arizona Tax-Free Income Fund acquired the net assets of Franklin Arizona Insured Tax-Free Income Fund in a tax free exchange pursuant to a plan of reorganization approved by Franklin Arizona Insured Tax-Free Income Fund's shareholders.

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                         FRANKLIN FEDERAL
                                                FRANKLIN DOUBLE          INTERMEDIATE-TERM         FRANKLIN HIGH YIELD
                                              TAX-FREE INCOME FUND     TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                            --------------------------------------------------------------------------------
                                               SHARES       AMOUNT       SHARES         AMOUNT       SHARES         AMOUNT
                                            --------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
   Shares sold .............................  4,925,595  $ 57,804,023   17,062,285   $192,289,192    40,094,442  $ 419,496,057
   Shares issued in reinvestment of
    distributions ..........................    530,164     6,224,833      692,108      7,792,982    11,604,443    121,186,423
   Shares redeemed ......................... (2,968,352)  (34,847,889)  (7,499,753)   (84,532,914)  (67,637,602)  (706,224,531)
                                            -----------------------------------------------------------------------------------
Net increase (decrease) ....................  2,487,407  $ 29,180,967   10,254,640   $115,549,260   (15,938,717) $(165,542,051)
                                            ===================================================================================
Year ended February 28, 2002
   Shares sold .............................  3,767,198  $ 43,726,173   11,031,519   $122,123,367    38,995,695  $ 413,257,839
   Shares issued in reinvestment of
    distributions ..........................    466,622     5,421,128      515,892      5,709,842    10,612,610    112,337,566
   Shares redeemed ......................... (1,562,179)  (18,164,797)  (5,022,152)   (55,460,997)  (57,880,662)  (612,637,734)
                                            -----------------------------------------------------------------------------------
Net increase (decrease) ....................  2,671,641  $ 30,982,504    6,525,259    $72,372,212    (8,272,357) $ (87,042,329)
                                            ===================================================================================
CLASS B SHARES:
Year ended February 28, 2003
   Shares sold .............................                                                          5,204,586  $  54,751,295
   Shares issued in reinvestment of
    distributions ..........................                                                            507,168      5,321,949
   Shares redeemed .........................                                                         (1,930,931)   (20,257,329)
                                                                                                    ---------------------------
Net increase ...............................                                                          3,780,823  $  39,815,915
                                                                                                    ===========================
Year ended February 28, 2002
   Shares sold .............................                                                          4,676,189  $  49,770,706
   Shares issued in reinvestment of
    distributions ..........................                                                            396,053      4,212,825
   Shares redeemed .........................                                                         (1,458,386)   (15,501,417)
                                                                                                    ---------------------------
Net increase ...............................                                                          3,613,856  $  38,482,114
                                                                                                    ===========================
CLASS C SHARES:
Year ended February 28, 2003
   Shares sold .............................  1,217,735  $ 14,359,255                                 7,331,785  $  77,373,623
   Shares issued in reinvestment of
    distributions ..........................     39,146       461,479                                 1,399,997     14,744,649
   Shares redeemed .........................   (205,889)   (2,419,656)                               (7,516,595)   (79,183,123)
                                             -------------------------                              ---------------------------
Net increase ...............................  1,050,992  $ 12,401,078                                 1,215,187  $  12,935,149
                                             =========================                              ===========================
Year ended February 28, 2002
   Shares sold .............................    738,166  $  8,585,123                                 5,906,497  $  63,076,177
   Shares issued in reinvestment of
    distributions ..........................     24,482       285,153                                 1,282,978     13,691,123
   Shares redeemed .........................   (126,833)   (1,472,038)                               (7,271,547)   (77,556,483)
                                             -------------------------                              ---------------------------
Net increase (decrease) ....................    635,815  $  7,398,238                                   (82,072) $    (789,183)
                                             =========================                              ===========================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                               FRANKLIN NEW JERSEY         FRANKLIN OREGON           FRANKLIN PENNSYLVANIA
                                               TAX-FREE INCOME FUND       TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                             --------------------------------------------------------------------------------
                                               SHARES       AMOUNT       SHARES         AMOUNT         SHARES        AMOUNT
                                             --------------------------------------------------------------------------------
CLASS A SHARES:
Year ended February 28, 2003
   Shares sold ............................. 10,495,503   $124,602,465    6,811,964  $ 78,662,445     8,220,702 $  85,008,670
   Shares issued in reinvestment of
    distributions ..........................  1,645,953     19,539,292    1,253,238    14,463,503     1,650,772    17,039,579
   Shares redeemed ......................... (9,159,046)  (108,773,192)  (4,797,817)  (55,280,429)   (6,882,151)  (71,022,075)
                                             --------------------------------------------------------------------------------
Net increase ...............................  2,982,410   $ 35,368,565    3,267,385  $ 37,845,519     2,989,323 $  31,026,174
                                             ================================================================================
Year ended February 28, 2002
   Shares sold ............................. 11,191,277   $131,567,180    7,343,013  $ 84,325,958     6,475,484 $  66,044,386
   Shares issued in reinvestment of
    distributions ..........................  1,486,063     17,474,911    1,141,895    13,084,489     1,539,459    15,706,816
   Shares redeemed ......................... (6,893,677)   (80,979,442)  (3,967,662)  (45,464,743)   (6,396,104)  (65,203,394)
                                             --------------------------------------------------------------------------------
Net increase ............................... 5,783,663    $ 68,062,649    4,517,246  $ 51,945,704     1,618,839 $  16,547,808
                                             ================================================================================
CLASS B SHARES:
Year ended February 28, 2003
   Shares sold .............................  2,785,221   $ 33,247,871                                1,950,230 $  20,216,053
   Shares issued in reinvestment of
    distributions ..........................    115,151      1,375,024                                   64,904       673,131
   Shares redeemed .........................   (338,035)    (4,034,980)                                (136,157)   (1,418,378)
                                              -------------------------                              ------------------------
Net increase ...............................  2,562,337   $ 30,587,915                                1,878,977 $  19,470,806
                                              =========================                              ========================
Year ended February 28, 2002
   Shares sold .............................  2,268,561   $ 26,802,715                                1,334,282 $  13,635,536
   Shares issued in reinvestment of
    distributions ..........................     48,889        577,654                                   23,998       245,788
   Shares redeemed .........................    (89,318)    (1,055,028)                                 (82,879)     (850,273)
                                              -------------------------                              ------------------------
Net increase ...............................  2,228,132   $ 26,325,341                                1,275,401 $  13,031,051
                                              =========================                              ========================
CLASS C SHARES:
Year ended February 28, 2003
   Shares sold .............................  3,032,271   $ 36,327,461    2,142,866  $ 24,990,581     2,329,651 $  24,259,074
   Shares issued in reinvestment of
    distributions ..........................    191,482      2,288,798      149,742     1,742,390       164,679     1,711,336
   Shares redeemed ......................... (1,145,069)   (13,682,562)    (751,284)   (8,751,762)     (824,070)   (8,562,878)
                                             --------------------------------------------------------------------------------
Net increase ...............................  2,078,684   $ 24,933,697    1,541,324  $ 17,981,209     1,670,260 $  17,407,532
                                             ================================================================================
Year ended February 28, 2002
   Shares sold .............................  2,199,873   $ 26,063,315    1,875,047  $ 21,653,587     1,463,721 $  15,057,364
   Shares issued in reinvestment of
    distributions ..........................    142,186      1,682,291      108,537     1,253,278       133,059     1,365,892
   Shares redeemed .........................   (666,317)    (7,889,365)    (488,765)   (5,653,129)     (527,875)   (5,418,250)
                                             --------------------------------------------------------------------------------
Net increase ...............................  1,675,742   $ 19,856,241    1,494,819  $ 17,253,736     1,068,905 $  11,005,006
                                             ================================================================================

 3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin/Templeton Investor Services, LLC (Investor Services), and Franklin Templeton Services, LLC (FT Services), the Funds' investment manager, principal underwriter, transfer agent, and administrative manager, respectively.

The Funds pay an investment management fee to Advisers based on the net assets of the Funds as follows:

 ANNUALIZED
  FEE RATE     MONTH-END NET ASSETS
 ------------------------------------------------------------------
    .625%      First $100 million
    .500%      Over $100 million, up to and including $250 million
    .450%      In excess of $250 million

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Funds reimburse Distributors up to .10%, .65%, and .65% per year of their average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                                                                                              FRANKLIN
                                                FRANKLIN       FRANKLIN       FRANKLIN         FRANKLIN        FEDERAL
                                                 ARIZONA        COLORADO     CONNECTICUT        DOUBLE      INTERMEDIATE-
                                                TAX-FREE       TAX-FREE       TAX-FREE         TAX-FREE     TERM TAX-FREE
                                               INCOME FUND    INCOME FUND   INCOME FUND      INCOME FUND     INCOME FUND
                                              ---------------------------------------------------------------------------
Net commissions paid .......................  $   242,891    $  165,593      $115,895        $  100,622      $  179,710
Contingent deferred sales charges...........  $    82,916    $   51,492      $ 79,313        $    3,838      $   37,375

                                               FRANKLIN       FRANKLIN         FRANKLIN        FRANKLIN
                                               HIGH YIELD     NEW JERSEY         OREGON      PENNSYLVANIA
                                                TAX-FREE      TAX-FREE         TAX-FREE        TAX-FREE
                                              INCOME FUND    INCOME FUND     INCOME FUND     INCOME FUND
                                            -----------------------------------------------------------------
Net commissions paid .......................  $ 2,321,541    $1,329,028      $151,874        $  698,778
Contingent deferred sales charges ..........  $   458,354    $  139,267      $ 15,776        $   43,839



The Funds paid transfer agent fees of $4,661,904, of which $3,380,866 was paid to Investor Services.

4. INCOME TAXES

At February 28, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                                                                               FRANKLIN
                                                           FRANKLIN          FRANKLIN         FRANKLIN          FEDERAL
                                                            ARIZONA          COLORADO        CONNECTICUT     INTERMEDIATE-
                                                           TAX-FREE          TAX-FREE         TAX-FREE      TERM TAX-FREE
                                                          INCOME FUND      INCOME FUND      INCOME FUND       INCOME FUND
                                                       ---------------------------------------------------------------------
Capital loss carryovers expiring in:     2004 .......  $          --       $        --       $   46,957      $    803,112
                                         2005 .......             --                --          322,502            99,478
                                         2006 .......             --                --               --            95,778
                                         2008 .......        164,843         1,416,851        2,457,013           314,284
                                         2009 .......         46,061         1,524,288          427,481         1,207,419
                                         2010 .......             --                --               --           614,893
                                         2011 .......        144,775            81,665           53,698                --
                                                       ---------------------------------------------------------------------
                                                       $     355,679       $ 3,022,804       $3,307,651      $  3,134,964
                                                       =====================================================================

                                                          FRANKLIN           FRANKLIN          FRANKLIN         FRANKLIN
                                                         HIGH YIELD          NEW JERSEY         OREGON        PENNSYLVANIA
                                                          TAX-FREE            TAX-FREE          TAX-FREE         TAX-FREE
                                                        INCOME FUND         INCOME FUND       INCOME FUND      INCOME FUND
                                                       ---------------------------------------------------------------------
Capital loss carryovers expiring in:     2008 .......  $  37,171,665       $        --       $2,272,755      $  2,126,601
                                         2009 .......     73,985,675           368,869          966,007         3,680,545
                                         2010 .......     63,519,381                --        1,860,003         4,726,279
                                         2011 .......    131,377,453                --               --                --
                                                       ---------------------------------------------------------------------
                                                       $ 306,054,174       $   368,869        5,098,765      $ 10,533,425
                                                       =====================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


4.INCOME TAXES (CONT.)

At February 28, 2003, the following funds have deferred capital losses occurring subsequent to October 31, 2002. For tax purposes, such losses will be reflected in the year ending February 28, 2004.

      FRANKLIN              FRANKLIN               FRANKLIN
      ARIZONA               COLORADO             CONNECTICUT
     TAX-FREE               TAX-FREE              TAX-FREE
    INCOME FUND           INCOME FUND            INCOME FUND
-----------------------------------------------------------------
     $986,534               $441,367               $236,830


  FRANKLIN FEDERAL
  INTERMEDIATE-TERM   FRANKLIN HIGH YIELD   FRANKLIN NEW JERSEY    FRANKLIN OREGON
TAX-FREE INCOME FUND  TAX-FREE INCOME FUND  TAX-FREE INCOME FUND  TAX-FREE INCOME FUND
--------------------------------------------------------------------------------------
     $1,783,886            $40,854,685            $601,033             $1,434,683

On February 28, 2003, the Franklin Connecticut Tax-Free Income Fund had expired capital loss carryovers of $2,858,603, which were reclassified to paid-in capital.

Distributions of income to shareholders may not equal net investment income due to differing treatments of dividend distributions for book and tax purposes.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, bond workout expenditures, and bond discounts.

The tax character of distributions paid during the years ended February 28, 2003 and 2002, was as follows:

                                               FRANKLIN ARIZONA            FRANKLIN COLORADO           FRANKLIN CONNECTICUT
                                              TAX-FREE INCOME FUND        TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                          -----------------------------------------------------------------------------------
                                               2003          2002          2003          2002           2003         2002
                                          -----------------------------------------------------------------------------------
Distributions paid from:
   Tax exempt income ...................  $ 46,250,961 $  46,584,997  $  17,466,007 $  16,164,167  $ 14,503,398 $  13,786,090
   Long-term capital gain ..............            --            --            --            --             --            --
                                          -----------------------------------------------------------------------------------
                                          $ 46,250,961 $  46,584,997  $  17,466,007 $  16,164,167  $ 14,503,398 $  13,786,090
                                          ===================================================================================

                                                                           FRANKLIN FEDERAL
                                                FRANKLIN DOUBLE            INTERMEDIATE-TERM          FRANKLIN HIGH YIELD
                                             TAX-FREE INCOME FUND        TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                          -----------------------------------------------------------------------------------
                                                2003          2002          2003          2002          2003         2002
                                          -----------------------------------------------------------------------------------
Distributions paid from:
   Tax exempt income ...................  $ 12,661,733 $  11,487,394  $  12,306,438 $   8,800,379  $293,376,908 $ 293,862,817
   Long-term capital gain ..............            --        44,747             --            --            --            --
                                          -----------------------------------------------------------------------------------
                                          $ 12,661,733 $  11,532,141  $  12,306,438 $   8,800,379  $293,376,908 $ 293,862,817
                                          ===================================================================================

                                              FRANKLIN NEW JERSEY           FRANKLIN OREGON          FRANKLIN PENNSYLVANIA
                                             TAX-FREE INCOME FUND        TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                          -----------------------------------------------------------------------------------
                                                2003         2002          2003          2002           2003         2002
                                          -----------------------------------------------------------------------------------
Distributions paid from:
   Tax exempt income ...................  $ 41,310,749 $  37,532,524  $  27,685,621 $  25,783,379  $ 37,569,528 $  36,476,306
   Long-term capital gain ..............            --            --             --            --            --            --
                                          -----------------------------------------------------------------------------------
                                          $ 41,310,749 $  37,532,524  $  27,685,621 $  25,783,379  $ 37,569,528 $  36,476,306
                                          ===================================================================================

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At February 28, 2003, the cost of investments, net unrealized appreciation, undistributed tax exempt income, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

                                                                      FRANKLIN        FRANKLIN      FRANKLIN      FRANKLIN
                                                                      ARIZONA         COLORADO     CONNECTICUT     DOUBLE
                                                                      TAX-FREE        TAX-FREE       TAX-FREE     TAX-FREE
                                                                     INCOME FUND    INCOME FUND    INCOME FUND   INCOME FUND
                                                                   -----------------------------------------------------------
Cost of Investments ...........................................     $915,276,349  $  362,011,289   $307,157,165  $282,192,197
                                                                   ===========================================================
Unrealized appreciation .......................................     $ 53,856,913  $   23,482,202   $ 16,255,810  $ 16,432,736
Unrealized depreciation .......................................      (39,202,727)     (2,545,617)    (1,915,525)     (630,933)
                                                                   -----------------------------------------------------------
Net unrealized appreciation ...................................     $ 14,654,186  $   20,936,585   $ 14,340,285  $ 15,801,803
                                                                   ===========================================================
Undistributed tax exempt income ...............................     $    228,410  $      120,416   $    181,226  $    188,884
Undistributed ordinary income .................................               --              --             --            --
Undistributed long-term capital gains .........................               --              --             --       910,849
                                                                   -----------------------------------------------------------
Distributable earnings ........................................     $    228,410  $      120,416   $    181,226  $  1,099,733
                                                                   ===========================================================

                                                                 FRANKLIN FEDERAL     FRANKLIN      FRANKLIN       FRANKLIN
                                                                   INTERMEDIATE-     HIGH YIELD    NEW JERSEY      OREGON
                                                                   TERM TAX-FREE      TAX-FREE      TAX-FREE       TAX-FREE
                                                                    INCOME FUND     INCOME FUND    INCOME FUND    INCOME FUND
                                                                   -----------------------------------------------------------
Cost of Investments ...........................................     $357,874,637  $5,041,697,374   $884,652,337  $599,843,018
                                                                   ===========================================================
Unrealized appreciation .......................................     $ 17,774,343  $  328,761,090   $ 56,825,623  $ 33,136,277
Unrealized depreciation .......................................         (720,168)   (284,297,839)    (4,267,515)   (4,898,918)
                                                                   -----------------------------------------------------------
Net unrealized appreciation ...................................     $ 17,054,175  $   44,463,251   $ 52,558,108  $ 28,237,359
                                                                   ===========================================================
Undistributed tax exempt income ...............................     $    160,692  $    7,677,480   $   314,340   $    579,835
Undistributed ordinary income .................................               --         122,074            --             --
Undistributed long-term capital gains .........................               --              --            --             --
                                                                   -----------------------------------------------------------
Distributable earnings ........................................     $    160,692  $    7,799,554   $   314,340   $    579,835
                                                                   ===========================================================

                                                                                                                   FRANKLIN
                                                                                                                 PENNSYLVANIA
                                                                                                                   TAX-FREE
                                                                                                                  INCOME FUND
                                                                                                                 -------------
Cost of Investments ....................................................................................         $771,915,245
                                                                                                                 =============
Unrealized appreciation ................................................................................         $ 53,703,165
Unrealized depreciation ................................................................................             (858,180)
                                                                                                                 -------------
Net unrealized appreciation ............................................................................         $ 52,844,985
                                                                                                                 =============
Undistributed tax exempt income ........................................................................         $     33,454
Undistributed ordinary income ..........................................................................                   --
Undistributed long-term capital gains ..................................................................                   --
                                                                                                                 -------------
Distributable earnings .................................................................................         $     33,454
                                                                                                                 =============

FRANKLIN TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended February 28, 2003 were as follows:

                                                                                                               FRANKLIN
                                                  FRANKLIN       FRANKLIN     FRANKLIN        FRANKLIN          FEDERAL
                                                  ARIZONA        COLORADO    CONNECTICUT       DOUBLE        INTERMEDIATE-
                                                  TAX-FREE       TAX-FREE     TAX-FREE        TAX-FREE       TERM TAX-FREE
                                                INCOME FUND     INCOME FUND  INCOME FUND     INCOME FUND      INCOME FUND
                                              ----------------------------------------------------------------------------
Purchases ..................................  $ 229,710,695   $ 132,044,314 $  43,784,092   $ 120,783,500   $  137,093,000
Sales ......................................  $ 230,148,110   $  95,263,039 $  31,310,360   $  85,453,630   $   14,090,645

                                                                  FRANKLIN     FRANKLIN      FRANKLIN          FRANKLIN
                                                                 HIGH YIELD   NEW JERSEY       OREGON        PENNSYLVANIA
                                                                  TAX-FREE     TAX-FREE       TAX-FREE         TAX-FREE
                                                                INCOME FUND   INCOME FUND    INCOME FUND      INCOME FUND
                                                             -------------------------------------------------------------
Purchases ..................................................  $ 598,767,606 $ 236,013,194   $ 105,426,617   $  108,988,747
Sales ......................................................  $ 700,247,326 $ 157,805,057   $  52,502,344   $   50,644,338

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund have 1.9% and 38.1%, respectively, of their portfolios invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At February 28, 2003, the Franklin Federal Intermediate-Term Tax-Free Income Fund and the Franklin High Yield Tax-Free Income Fund held defaulted securities with a value aggregating $105,980, and $32,307,649 representing .03% and .63%, respectively, of the funds' net assets. For information as to specific securities, see the accompanying Statements of Investments.

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

FRANKLIN TAX-FREE TRUST
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting a part of the Franklin Tax-Free Trust (hereafter referred to as the "Trust") at February 28, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
April 3, 2003

FRANKLIN TAX-FREE TRUST
Tax Designation (unaudited)

Under Section 852(b)(3)(c) of the Internal Revenue Code, the Franklin Double Tax-Free Income Fund hereby designates $910,849 as a capital gain dividend for the fiscal year ended February 28, 2003.

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2003.

BOARD MEMBERS AND OFFICERS



The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                             NUMBER OF
                                                         PORTFOLIOS IN FUND
                                           LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS     POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee         Since 1984         106             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and formerly, Director, MotherLode Gold Mines Consolidated
(gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
--------------------------------------------------------------------------------------------------------------------------------

HARRIS J. ASHTON (70)      Trustee         Since 1984         133             Director, RBC Holdings, Inc. (bank holding company)
One Franklin Parkway                                                          and Bar-S Foods (meat packing company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and formerly, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (70)   Trustee         Since 1989         134             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (51)      Trustee         Since 1998          82             Director, Amerada Hess Corporation (exploration and
One Franklin Parkway                                                          refining of oil and gas); Hercules Incorporated
San Mateo, CA 94403-1906                                                      (chemicals, fibers and resins); Beverly Enterprises,
                                                                              Inc. (health care); H.J. Heinz Company (processed
                                                                              foods and allied products); RTI International
                                                                              Metals, Inc. (manufacture and distribution of
                                                                              titanium); and Canadian National Railway (railroad).
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary
and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
--------------------------------------------------------------------------------------------------------------------------------

FRANK W.T. LAHAYE (73)     Trustee         Since 1984         106             Director, The California Center for Land Recycling
One Franklin Parkway                                                          (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
--------------------------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)     Trustee         Since 1992         133             Director, White Mountains Insurance Group, Ltd.
One Franklin Parkway                                                          (holding company); Martek Biosciences Corporation;
San Mateo, CA 94403-1906                                                      MedImmune, Inc. (biotechnology); Overstock.com
                                                                              (Internet services); and Spacehab, Inc. (aerospace
                                                                              services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
--------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                  LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (70)        Trustee and      Since 1984           133           None
One Franklin Parkway             Chairman of
San Mateo, CA 94403-1906         the Board

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

**RUPERT H. JOHNSON, JR. (62)    Trustee,         Trustee and          116           None
One Franklin Parkway             President and    President
San Mateo, CA 94403-1906         Chief Executive  since 1984 and
                                 Officer -        Chief Executive
                                 Investment       Officer -
                                 Management       Investment
                                                  Management
                                                  since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc.; and officer of 48 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

SHEILA AMOROSO (43)              Vice President   Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)             Vice President   Since 1986       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

RAFAEL R. COSTAS, JR. (38)       Vice President   Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MARTIN L. FLANAGAN (42)          Vice President   Since 1995       Not Applicable    None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                  LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)            Senior Vice      Since 2002     Not Applicable      None
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton
Worldwide, Inc.; and officer of 50 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)               Vice President   Since 2000     Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President,
Chief Executive Officer and Director, Property Resources Equity Trust (until
1999) and Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)            Vice President   Since 2000     Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the
Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S.
Securities and Exchange Commission (1986-1995), Attorney, Rogers & Wells (until
1986), and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
--------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (65)           Vice President   Since 2002     Not Applicable      Director, FTI Banque, Arch
600 5th Avenue                                                                       Chemicals, Inc. and Lingnan
Rockefeller Center                                                                   Foundation.
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

KIMBERLEY MONASTERIO (39)        Treasurer and    Treasurer       Not Applicable     None
One Franklin Parkway             Chief            since 2000 and
San Mateo, CA 94403-1906         Financial        Chief Financial
                                 Officer          Officer
                                                  since 2002
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)           Vice President   Since 2000      Not Applicable     None
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and
formerly, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000) and Director, Templeton Asset
Management Ltd. (until 1999).
--------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                                  LENGTH OF      COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION        TIME SERVED     BY BOARD MEMBER*    OTHER DIRECTORSHIPS HELD
--------------------------------------------------------------------------------------------------------------
THOMAS WALSH (41)                Vice President   Since 2000      Not Applicable     None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources Inc., which is the parent company of the Trust's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
   Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
   Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
   Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
   Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
   Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
   Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
   Discovery Fund

Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
   Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
   Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet
   Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
   Target Fund
Franklin Templeton Growth
   Target Fund
Franklin Templeton Moderate
   Target Fund

INCOME
Franklin Adjustable U.S.
   Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
   Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
   U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
   Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term
   Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton
   Variable Insurance
   Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

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One Franklin Parkway
San Mateo, CA 94403-1906

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ANNUAL REPORT
FRANKLIN TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Tax-Free Trust prospectus, which contains more complete information including charges and expenses.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

TF3 A2003 04/03             [GRAPHIC OMITTED] Printed on recycled paper